UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2018

Classes ADV, I, R6, S and S2

Voya Investors Trust

■	Voya Government Liquid Assets Portfolio
■	VY® Clarion Global Real Estate Portfolio
■	VY® Invesco Growth and Income Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio
■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® T. Rowe Price Equity Income Portfolio
■	VY® T. Rowe Price International Stock Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	20
Report of Independent Registered Public Accounting Firm	22
Statements of Assets and Liabilities	23
Statements of Operations	27
Statements of Changes in Net Assets	29
Financial Highlights	33
Notes to Financial Statements	38
Summary Portfolios of Investments (“Portfolio of Investments”)	57
Tax Information	90
Trustee and Officer Information	92
Advisory and Sub-Advisory Contract Approval Discussion	96

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds

December 31, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned –8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and

3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
FTSE EPRA Nareit Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoneyNet Government Institutional Index
The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets Index
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)
U.S. Government Agency Debt	39.7%
U.S. Treasury Repurchase Agreement	31.3
U.S. Treasury Debt	29.9
Investment Companies	9.8
Liabilities in Excess of Other Assets	(10.7)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Government Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (”Voya IM“) — the Sub-Adviser.

Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of 1.36% compared to the iMoneyNet Government Institutional Index, which returned 1.54% for the same period.

Portfolio Specifics: The U.S. labor market continued its gradual tightening during the annual period ending December 31, 2018, with unemployment dropping from 4.1% at the end of 2017 to 3.9% at the end of December 2018. The unemployment rate did hit a low of 3.7% in September but additional workers returning to the workforce seeking jobs increased the rate in the fourth quarter. We believe this is a sign of a strong labor market. Wage pressures and wage inflation have not materialized despite the tight labor market but the Federal Open Market Committee (“FOMC”) sees the potential for them to materialize over the medium term to longer term. U.S. economic growth was very healthy in 2018 with GDP growth expected to be approximately 2.9% for the year. This strength was partially offset by a slowing of global growth, particularly in China and the euro zone. U.S. inflation remains below the FOMC’s target of 2% as measured by Core Consumer Price Index (“CPI”) data and is not expected to reach the target level in the near-term but longer-term inflations expectations increased during the year.

In light of the strong economic backdrop, the FOMC was able to gradually raise short-term interest rates 0.25% at the March, June, September and December meetings. Short-term government money market rates increased during the period in line with the FOMC rate increases. The FOMC at the December meeting projected two rate increases in 2019 based on their Dot Plot projections after projecting three increases during most of the year previously. The FOMC has indicated that they are now very much data dependent and a pause in the gradual hiking of rates may be warranted. We believe the market continues to discount the chances of these increases and is not fully pricing them into short-term money market rates.

Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remained a secondary objective in light of the current market conditions and risks associated with future rate increases.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
United States Treasury Bill, 2.430%, 01/29/19	29.9%
Deutsche Bank Repurchase Agreement dated 12/31/2018, 2.90%, due 1/2/2019, $141,061,723 to be received upon repurchase (Collateralized by $143,506,800, Note, 2.625%, Market Value plus accrued interest $143,859,827 due 12/31/2023) Goldman Sachs Repurchase A	17.6%
Deutsche Bank Repurchase Agreement dated 12/31/2018, 2.90%, due 1/2/2019, $110,017,722 to be received upon repurchase (Collateralized by $103,205,822, multiple securities, 0.00-7.50%, Market Value plus accrued interest $112,715,281 due 7/31/2019-8/15/2030	13.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares, 2.270%, 01/02/19	4.9%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (Institutional Share Class), 2.290%, 01/02/19	4.9%
Fannie Mae, 2.530%, 10/30/19	3.6%
Freddie Mac Discount Notes, 2.310%, 01/02/19	3.3%
Fannie Mae Discount Note, 2.330%, 01/02/19	3.3%
Federal Farm Credit Banks, 2.420%, 03/12/19	2.5%
Freddie Mac, 2.470%, 08/27/19	2.4%
Portfolio holdings are subject to change daily.

The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the majority of the period expecting the FOMC to continue to increase rates in the near-term and longer term. Market yields were not fully pricing in the rate increases until just prior to the rate hikes, which limited the ability to pick up additional yield from extending maturities. The Portfolio continued to maintain an exposure to floating rate money market securities with the expectation of higher rates longer-term as well as the modest pickup in yield over shorter-term fixed rate securities and added to the sector during the period.

Current Strategy and Outlook: Looking ahead, we believe the U.S. economy will see continued above average economic growth, low unemployment and tame inflation in the near-term but we do expect economic growth to slow from the 2018 pace. We believe the FOMC will be able to increase rates in 2019 but no longer on the gradual path we saw in 2018 as long as inflation does not reverse and economic data including labor statistics come in near or above the FOMC’s projections. We believe that market expectations of future FOMC rate increases as reflected by short-term money market rates will continue to discount future rate hikes limiting potential returns.

In terms of the Fund, we plan to maintain ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain the shorter WAM, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)
United States	53.6%
Japan	11.5%
Hong Kong	8.6%
Germany	5.0%
Australia	4.3%
United Kingdom	3.9%
Sweden	3.4%
Singapore	2.4%
Canada	1.9%
Spain	1.5%
Countries between 0.4%–1.0%ˆ	3.3%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
* Includes 5 countries, which each represents 0.4%–1.0% of net assets.
Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio (the “Portfolio’’) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of –8.74% compared to the FTSE EPRA Nareit Developed Index and S&P 500® Index, which returned –5.63% and –4.38%, respectively, for the same period.

Portfolio Specifics: The Portfolio trailed the FTSE EPRA Nareit Developed Index during the period. The majority of the Portfolio’s relative underperformance occurred during the second quarter of the year. During this quarter, we gave back most of the alpha generated over the prior trailing one-year period, largely due to a high-conviction strategy based on fundamental insights. In 2Q 2018 and ultimately for the year, underperformance was driven by poor positioning in the U.S. and the Asia-Pacific Regions. Underperformance in the U.S. was the result of stock selection and was focused in healthcare, net lease and technology sectors. This more than offset the value added from positive sector allocation decisions in the U.S. As it relates to healthcare and net lease, per our fundamental work, these sectors offered below-average earnings growth and also traded at above-average valuations. We did not believe these property sectors looked particularly attractive. Nonetheless, these sectors caught a strong bid beginning in the second quarter, as the market began to grow cautious on growth and appeared to desire stability of earnings and dividend yield. Our underwriting of the various healthcare sub-sectors revealed underlying lease coverage risk, which we believe could lead to a number of companies having to cut their dividend. Nonetheless, the market was not discerning in the second-half of 2018 when it came to desiring dividend yield. Although technology sector companies offered the best forward earnings growth and traded at a reasonable valuations, these stocks seemed to get grouped with the broader technology sector sell-off during the second half of the year as technology stocks underperformed the real estate investment trust (“REIT”) market.

In the Asia-Pacific Region, underperformance was driven by positioning in real estate operating companies. These stocks began to underperform when the tariff/trade war headlines began hitting the newswire in early summer and continued to lag for the remainder of the year. We continue to hold positions in many of these companies, which continue to generate mid-single digit earnings growth and also trade at double-digit discounts to NAV despite earnings growth which by our underwriting is not connected to trade.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
Simon Property Group, Inc.	5.0%
ProLogis, Inc.	3.6%
Welltower, Inc.	3.6%
CK Asset Holdings Ltd.	2.8%
Extra Space Storage, Inc.	2.8%
Equity Residential	2.8%
AvalonBay Communities, Inc.	2.8%
Vonovia SE	2.7%
Mitsui Fudosan Co., Ltd.	2.5%
Link REIT	2.3%
Portfolio holdings are subject to change daily.

Europe was a bright spot for positive relative performance. Stock selection was quite strong, both on the Continent as well as in the U.K. On the Continent, we correctly avoided many retail names, which underperformed as the result of growing concerns of how increased on-line shopping will impact brick and mortar companies. We also added value by investing in northern Europe via the Swedish companies, which benefited from strong rental demand. In the U.K., the portfolio benefited from select positioning, especially in the industrial sector.

Global real estate stocks finished with a negative 5.6% total return for the year, modestly outperforming the broader global equities market. Listed real estate company returns trailed broader market equities for much of the year until the fourth quarter when they were ”down less“ as we believe investors became more defensive, seeking the stability and dividend yield of listed real estate. Equity markets became particularly volatile late in the year on concerns of slowing global economic growth and elevated geopolitical risk. These concerns increasingly brought into question the magnitude of a corporate earnings slowdown, economic deceleration and monetary policy which has been tightening globally, led by the U.S. Federal Reserve Bank which raised its policy rate four times in 2018 to a 2.25–2.5% target range by the end of the year. The yield on the U.S. 10-year Treasury bond reflected increased concerns of an economic slowdown by finishing the year at 2.68%, up from 2.41% one year ago.

Investor sentiment and geopolitical concerns overshadowed the continued improvement in real estate fundamentals in many parts of the world in 2018. Property companies in the Asia-Pacific region delivered the best performance for the year, down a modest 1.9%, as Japanese property companies delivered a positive total return, 6.2%, helping to offset underperformance elsewhere in the region. Asian property companies suffered from negative sentiment from the ongoing trade tariff dispute between the U.S. and China, which impacted the returns of development companies in Hong Kong and Singapore. The Americas region delivered a total return of negative 5.0% as U.S. REITs performed slightly better

5

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

than their Canadian counterparts. Meanwhile, European property companies were, in our opinion, beset by worries surrounding the Brexit process and Italy’s budget, and finished the year as the poorest-performing region for the year, down almost 13%.

We believe the economic expansion should continue in 2019 but it is increasingly clear that the expansion is slowing more than previously expected, in our opinion. In our view, the fading of fiscal stimulus in the U.S. combined with continued monetary tightening, however moderated, will weigh on economic activity, as will negative sentiment surrounding elevated geopolitical risk such as Brexit, U.S. trade policy uncertainty, and a slowing China. We believe this should ease inflationary pressures and the pace at which monetary policy is tightening which should help keep interest rates range-bound. We believe weak energy markets should also act to counter-balance any inflationary pressures. Despite a slowing pace of growth, job markets remain tight at this stage of the economic cycle and the capital markets remain accommodative to companies that need to raise or refinance attractively-priced debt, in our opinion.

Interestingly, listed real estate returns were negative despite an active private real estate market which continues to record a high level of transactions at competitive yields and as a significant amount of “dry powder” has been raised by private equity to invest in real estate. In our opinion, this has led to a disconnect in listed real estate valuations versus the private market as real estate among listed companies remains materially cheaper (mid-‘teens discount) than in the private market.

Current Strategy and Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. In the U.S., we favor the residential, self-storage, class A mall and technology companies (data centers and cell towers). We also prefer grocery-anchored shopping centers and west coast urban offices. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which we believe are benefitting from firming demand, particularly in the coastal markets.

In the Asia-Pacific region, we favor Hong Kong property companies that are showing strong growth relative to real estate valuations. We are monitoring elevated geopolitical risk surrounding trade friction between the U.S. and China which has weighed on the stocks. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below 2% in the central business district (5 central wards), a level at which landlords enjoy increasing pricing power, although know that patience is required in this market.

In Europe, we are positioned prudently to begin the year given the elevated risks surrounding Brexit. We favor the U.K. niche sectors of student housing, self-storage and the industrial sector, which continues to generate superior earnings growth on strong fundamentals. In Continental Europe, we prefer property companies in markets with what we believe to be superior growth, including Spain and the Nordic region and are cautious on retail. We continue to like German residential given what we believe to be an attractive combination of yield and growth that scores well in our stock ranking system.

We are cautious and selective in markets and property types that appear expensive relative to the rate of earnings growth. This includes Singapore, Canada and the U.S. lodging, net lease, skilled nursing and suburban office sectors. This also includes Class B mall/shopping center companies globally. In Australia, our outlook is mixed as property companies are benefiting from what we believe to be an attractive combination of yield and growth, although strength in property fundamentals range from a robust office market, to an uncertain retail market and a residential market that is meeting headwinds of affordability. Increased M&A activity however is generating an underlying bid for the Australian REITs.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–9.10%	2.22%	7.66%
Class I	–8.52%	2.83%	8.32%
Class S	–8.74%	2.58%	8.05%
Class S2	–8.84%	2.43%	7.89%
FTSE EPRA Nareit Developed Index	–5.63%	4.34%	9.65%
S&P 500® Index	–4.38%	8.49%	13.12%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in the index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2018 (as a percentage of net assets)
Financials	28.8%
Health Care	17.8%
Energy	14.0%
Information Technology	10.3%
Consumer Discretionary	7.5%
Industrials	6.0%
Consumer Staples	5.5%
Communication Services	3.4%
Materials	2.7%
Utilities	1.2%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Brian Jurkash, Thomas B. Bastian, CFA, Matthew Titus, and Sergio Marcheli, Portfolio Managers, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of –13.58%, compared to the Russell 1000® Value Index, which returned –8.27%, for the same period.

Portfolio Specifics: For the year ended December 31, 2018, the Portfolio underperformed the Russell 1000® Value Index.

During the year, stock selection in the industrials sector was a large contributor to the Portfolio’s performance relative to the Russell 1000® Value Index. CSX Corporation, a rail-based transportation services firm, was one of the top contributors within the sector. The company reported strong earnings and revenues in July 2018 as it benefited from improved profit margins and a lower tax rate.

Stock selection in the materials sector also contributed to the Portfolio’s relative performance for the year. Notably, The Mosaic Company, a potash and phosphate supplier was a contributor following an upbeat earnings outlook, strong demand and pricing fundamentals for crop nutrients contributed to performance.

Stock selection in information technology (”IT“) also boosted performance. Within IT, QUALCOMM Inc. and Oracle Corp. were key contributors.

A large driver of underperformance was stock selection within financials, notably within banks and capital markets. Within the sector, Citigroup, Morgan Stanley and State Street were key detractors.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
Citigroup, Inc.	4.1%
Bank of America Corp.	3.8%
Johnson & Johnson	3.2%
JPMorgan Chase & Co.	3.1%
American International Group, Inc.	2.4%
CVS Health Corp.	2.4%
General Motors Co.	2.4%
Royal Dutch Shell PLC — Class A	2.4%
Morgan Stanley	2.4%
Oracle Corp.	2.2%
Portfolio holdings are subject to change daily.

Stock selection and an overweight in the energy sector also dampened relative performance. As energy stocks fell in tandem, a number of the Portfolio’s largest individual detractors came from the sector including Devon Energy, Canadian Natural Resources, Apache and Technip FMC.

The Portfolio’s material underweights in more defensive areas such as communication services and utilities also detracted from relative returns.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Portfolio’s performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: At the end of the year, the Portfolio’s largest overweight exposures relative to the Russell 1000® Value Index were in the financials and energy sectors, while the largest underweight exposures were in the real estate and utilities sectors. We still believe that large banks and capital markets are attractively valued, have strong balance sheets and potential for future growth as they continue to return capital to shareholders in the form of stock buybacks and dividends. We also remain underweight in other defensive sectors; such as communication services and consumer staples, as management believes valuations and fundamentals are unattractive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–13.88%	4.39%	9.81%
Class I	–13.31%	5.03%	10.48%
Class S	–13.58%	4.76%	10.20%
Class S2	–13.67%	4.61%	10.04%
Russell 1000® Value Index	–8.27%	5.95%	11.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)
China	26.6%
India	19.2%
Brazil	8.4%
Hong Kong	7.1%
Taiwan	6.7%
South Korea	6.1%
South Africa	6.0%
Mexico	3.4%
Russia	2.9%
Indonesia	2.4%
Countries between 0.3%–2.0%ˆ	10.6%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments. * Includes 12 countries, which each represents 0.3%–2.0% of net assets. Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S Shares provided a total return of –16.81% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned –14.58% for the same period.

Portfolio Specifics: The Portfolio underperformed the MSCI EM IndexSM for the year ending December 31, 2018, as stock selection detracted from returns while country allocation contributed.

Stock selection in Brazil hindered performance. Our position in educational services provider Kroton underperformed in the year after reporting lower-than-expected revenues and a 4% decline in student enrollment due to higher dropout and graduation rates than initially expected.

In China, security selection and overweight exposure hindered performance in the past 12 months, with our positions in Hangzhou Robam and Midea Group, both Chinese appliance manufacturers, among the most notable detractors. Shares of Robam declined after the company reported disappointing first-half results. Revenue growth decelerated from 17% in the first quarter of 2018 to 4% in the second quarter, and guidance for medium-term earnings growth was cut to 15%.

On the positive side, the Portfolio’s exposure to Pan-Asian insurer AIA Group was among the leading contributors in the period, reporting strong first-quarter results that included a 20% increase in new business, driven by demand for insurance products from China and Hong Kong. Additionally, HDFC Bank was among the top contributors. The Indian bank continues to deliver operationally, reporting results confirming resilient margins as quality private banks widened the performance gap with lower-quality financial institutions in India following a scandal at ICICI Bank earlier this year.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
Tencent Holdings Ltd.	6.0%
AIA Group Ltd.	5.4%
Housing Development Finance Corp.	5.3%
Alibaba Group Holding Ltd. ADR	4.8%
HDFC Bank Ltd. ADR	4.4%
Ping An Insurance Group Co. of China Ltd. — H Shares	4.2%
Samsung Electronics Co., Ltd.	4.1%
Sberbank of Russia PJSC	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.9%
Bid Corp. Ltd.	2.3%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Investors in emerging markets may enter 2019 wondering what it will take for emerging markets stocks to outperform developed markets on a sustained basis. After all, emerging markets proved unable to stage even a two-year recovery from a bear market, and two important drivers of emerging market performance — the U.S. dollar and global growth — have been moving in the wrong direction. While risk to the relative story for emerging versus developed markets remains elevated at present, we believe valuations suggest much has been priced in. We continue to advocate taking a long-term view on the growth opportunity and expect to use periods of weakness to build exposure, particularly for clients underweight relative to an all-country world index.

We continue to believe that U.S. economic fundamentals do not support further dollar strength, and a dollar pullback would support risk-taking in general and a rebound in emerging markets’ performance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–17.12%	2.33%	7.64%
Class I	–16.58%	2.95%	8.30%
Class S	–16.81%	2.69%	8.03%
Class S2	–16.92%	2.55%	7.86%
MSCI EM IndexSM	–14.58%	1.65%	8.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)
United States	59.9%
United Kingdom	22.8%
France	6.9%
Germany	4.3%
Netherlands	3.6%
Italy	1.1%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Bruno Paulson, Managing Director, Nic Sochovsky, Managing Director, Vladimir A. Demine, Executive Director, Dirk Hoffmann-Becking, Executive Director, Marcus Watson, Executive Director, Alex Gabriele, Executive Director, and Richard Perrott, Vice President, Portfolio Managers, of Morgan Stanley Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of –1.69% compared to the MSCI World IndexSM (the ”Index“), which returned –8.71% for the same period.

Portfolio Specifics: The markets had been reasonably constructive for the first three quarters of 2018, with the Index in positive territory up to the end of September.

The fourth quarter saw a sharp fall, which left the Index down for the year. Defensive sectors were the relative winners for 2018 as a whole, with health care and utilities actually up, though consumer staples lagged the market a touch, not helped by very weak performance in tobacco. Information technology ended modestly down for the year, despite its torrid fourth quarter, while the cyclical materials, financials, energy and industrials all struggled. The U.S. was the clear geographic outperformer, while much of Europe lagged, most notably Germany.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
Reckitt Benckiser Group PLC	8.5%
Microsoft Corp.	7.2%
Unilever PLC	5.3%
Visa, Inc. — Class A	4.9%
SAP SE	4.3%
Accenture PLC	4.2%
Twenty-First Century Fox, Inc. — Class A	4.0%
Coca-Cola Co.	3.9%
Philip Morris International, Inc.	3.8%
Baxter International, Inc.	3.8%
Portfolio holdings are subject to change daily.

For the year, the Portfolio’s sector allocation was positive, as the gain from the overweight in information technology and the underweight in financials more than made up for the drag from the overweight in consumer staples. However, the main driver of the significant outperformance was stock selection, due to outperformance across all the Portfolio’s main sectors except consumer staples, most notably communication services, information technology and health care. Over the year, the largest absolute contributors were Twenty First Century Fox, Microsoft and Zoetis. The largest detractors were British American Tobacco, Philip Morris International and Reckitt Benckiser

Current Strategy and Outlook: In this uncertain and acutely asymmetric world, we continue to advocate owning compounders. The combination of recurring revenue and pricing power should protect revenues and margins, respectively, in a downturn, preserving earnings, in our view. In our opinion, they are also likely to be insulated from any financial distress if the corporate bond markets have a seizure given their stronger balance sheets. The soft markets of the fourth quarter have deflated the Portfolio’s multiples a little, with the estimated 2019 free cash flow yield now over 5%, reducing the absolute downside risk.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-2.07%	7.25%	11.90%
Class R6(1)	-1.51%	7.77%	12.40%
Class S	-1.69%	7.63%	12.33%
Class S2	-1.89%	7.47%	12.15%
MSCI World IndexSM	-8.71%	4.56%	9.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)
Common Stock	67.2%
Corporate Bonds/Notes	21.6%
Preferred Stock	4.7%
Bank Loans	2.5%
U.S. Treasury Obligations	2.2%
Asset-Backed Securities	0.3%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of 0.51%. By comparison, the S&P 500® Index, the Bloomberg Barclays U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index returned –4.38%, –0.42% and –2.52% for the same period.

Portfolio Specifics: In 2018, the Portfolio posted a positive return and outperformed its all-equity benchmark, the S&P 500® Index. The Portfolio also outperformed its Morningstar and Lipper peers. The Portfolio’s equity allocation had a positive return and outperformed the S&P 500® Index, which declined. The Portfolio’s fixed income allocation had a negative return and underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Index.

While we are mindful that the factors that spurred the downturn in the fourth quarter of the year continue to be a concern, we believe the risks may be somewhat overstated given how much the market has declined. We used the market weakness late in the year to add to equity securities that became what we believed to be more attractively valued. We recently increased our overall equity weight, as we bought shares in the industrials and business services, health care, and communication services sectors.

Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)
Marsh & McLennan Cos., Inc.	3.5%
PerkinElmer, Inc.	3.2%
Microsoft Corp.	3.2%
Danaher Corp.	3.0%
Amazon.com, Inc.	2.8%
Visa, Inc. — Class A	2.6%
Fiserv, Inc.	2.5%
Fidelity National Information Services, Inc.	2.5%
Kreditanstalt fuer Wiederaufbau, 2.875%, 04/03/28	2.3%
Thermo Fisher Scientific, Inc.	2.3%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

Our overall fixed income weight increased from the prior year, as we added to U.S. 10-year Treasury notes, bank debt, and investment-grade corporate bonds. High yield remains our largest weight within fixed income, as we recently identified what we believed are high quality, idiosyncratic opportunities amid a notable increase in credit spreads. Our position in investment-grade corporate securities increased in the second half of the year as we bought what we believed are select high quality, shorter-duration issues on wider spreads.

Within equities, utilities benefited relative performance, due to an overweight position and stock selection. Midwest- regulated utility American Electric Power performed well, in our opinion, late in the period from increased investor confidence regarding its longer-term growth trajectory. We continue to like the company given it operates in what we believe are attractive markets, offers a strong dividend yield, and could benefit over the long term from its exposure to renewable energy. Security selection in information technology also contributed to relative results. Within the sector, Visa outperformed its sector peers, driven by continued execution and better-than-expected revenue guidance for 2019. Conversely, consumer discretionary hindered relative performance, due to stock selection. Aramark, a leading provider of outsourced food services and uniform rental services, lagged early in the year due to lower-than-expected organic growth and, more recently, from modestly lowering its future revenue growth profile. Automotive-seat supplier Adient struggled due to continued operational issues. We eliminated our position in the company to pursue more attractive risk/reward investment opportunities. Consumer staples detracted from relative results, as the positive effects of security selection in the sector failed to offset the negative effects of an underweight position.

As of December 31, 2018, the Portfolio held equity options generating gross exposure of approximately 4.2%. Rights were also held during the period and generated minimal exposure. For the reporting period, the estimated return impact from employing options was –15 bps (–0.15%).

Current Strategy and Outlook: We are mindful that the factors that spurred the downturn in late 2018 could lead to further challenges, particularly with the U.S. in the later stages of an economic cycle. As a result, we continue to favor businesses with durable earnings profiles that we believe can perform well in a variety of economic environments. As always, we remain committed to finding what we believe to be the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	0.10%	7.70%	12.03%
Class I	0.74%	8.35%	12.71%
Class R6(1)	0.70%	8.35%	12.70%
Class S	0.51%	8.08%	12.43%
Class S2	0.33%	7.92%	12.26%
S&P 500® Index	–4.38%	8.49%	13.12%
Bloomberg Barclays U.S. Government/Credit Index	–0.42%	2.53%	3.46%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index	–2.52%	6.24%	9.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2018 (as a percentage of net assets)
Financials	23.6%
Health Care	14.1%
Industrials	10.9%
Energy	9.2%
Communication Services	8.1%
Utilities	7.7%
Information Technology	7.5%
Consumer Staples	6.9%
Materials	5.0%
Real Estate	2.6%
Consumer Discretionary	2.4%
Consumer, Cyclical	0.3%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of –9.32% compared to the Russell 1000® Value Index* and the S&P 500® Index, which returned –8.27% and –4.38% respectively, for the same period.

Portfolio Specifics: Stock selection in the financials sector was the largest detractor from relative results. Shares of Brighthouse Financial suffered due to higher than expected operations costs related to the company’s spinoff from MetLife and net outflows in its variable annuities segment. Despite these headwinds, we continue to like the company for what we believe is an attractive valuation and continued focus on stock buybacks and for its opportunities to benefit from a friendlier regulatory environment.

The consumer staples sector also hindered relative returns due to stock selection, particularly an investment in Tyson Foods. Tyson Foods suffered as heightened trade tensions with China drove an increase in the domestic supply of chicken, beef, and pork, which weighed on chicken prices, and due to the unexpected resignation of its CEO.

Utilities also detracted from relative returns, primarily due to stock choices. PG&E faced concerns and later confirmation of the utility’s responsibility for some of the wildfires that occurred in California.

In contrast, stock selection in industrials and business services was the largest contributor to relative returns for the 12-month period. However, a detrimental overweight position offset some of the positive impact at the sector level. Boeing benefited from strong demand for its commercial aircraft, increased defense spending, and lower production costs due to automation. We like Boeing for its position as a duopoly in global commercial aerospace, superior product offering, and shareholder-friendly policies such as increasing dividends and repurchasing stock.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	3.3%
Twenty-First Century Fox, Inc. — Class B	2.5%
Exxon Mobil Corp.	2.4%
Verizon Communications, Inc.	2.2%
DowDuPont, Inc.	2.1%
Pfizer, Inc.	2.1%
Total S.A. ADR	2.1%
Johnson & Johnson	2.1%
Southern Co.	2.0%
Portfolio holdings are subject to change daily.

Stock selection in energy also boosted relative returns. Despite falling oil prices, integrated oil company Total outperformed the broader energy sector due to strong production growth, expense discipline, and a rise in demand for liquified natural gas. We continue to like Total for its strong management team, rock-solid balance sheet, and improving free cash flow generation, which we believe should lead to additional capital to return to shareholders.

Current Strategy and Outlook: We believe the recent market volatility may persist until there is more clarity into how the U.S.-China trade situation will be resolved. In the meantime, we are concerned that global trade policy uncertainty may further dampen business capital spending and other growth-driving efforts. We also remain mindful of potential headwinds from increased political tensions in the U.S. and rising interest rates. That said, we believe the U.S. economy, although slowing, remains reasonably strong. The market sell-off during the quarter led to more compelling valuations, and we purchased what we believed were attractively priced shares of solid companies, including some in the more cyclical sectors. We are maintaining our disciplined, longer-term approach while also taking advantage of market choppiness to buy shares of what we believe are high-quality companies at compelling valuations.

*	Effective May 25, 2018, the Portfolio changed its primary benchmark index from the S&P 500® Index to the Russell 1000® Value Index. The S&P 500® Index will remain as the Portfolio’s secondary benchmark index. In addition, the Portfolio’s principal investment strategies were also revised.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–9.69%	4.23%	10.10%
Class I	–9.09%	4.87%	10.76%
Class S	–9.32%	4.60%	10.49%
Class S2	–9.45%	4.45%	10.32%
Russell 1000® Value Index	–8.27%	5.95%	11.18%
S&P 500® Index	–4.38%	8.49%	13.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective May 25, 2018, the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Value Index because the Russell 1000® Value Index is considered by the Sub-Adviser to be a more appropriate benchmark that better aligns with the Portfolio’s value-focused investment style.

17

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)
Japan	13.9%
United Kingdom	9.6%
China	6.6%
Germany	6.5%
Switzerland	6.1%
Canada	5.6%
Hong Kong	5.6%
France	5.0%
India	4.6%
Netherlands	4.6%
Countries between 0.1%–3.2%ˆ	29.9%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments. * Includes 20 countries, which each represents 0.1%–3.2% of net assets. Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard N. Clattenburg, CFA, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of –13.96% compared to the MSCI All Country World IndexSM (ex-U.S.) (“MSCI ACWI ex-U.S.”), which returned –14.20% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the MSCI ACWI ex-U.S., for the 12 month period ended December 31, 2018, however both were in negative territory for the period. Broadly speaking, stock selections aided to relative performance. On the sector level, financials and information technology were the largest sources of relative outperformance due to stock selection. Holdings within consumer staples and energy detracted from relative performance.

Regionally, the Portfolio found relative success in the Pacific region, ex Japan — particularly Hong Kong — and in emerging markets such as the United Arab Emirates. Holdings in Japan and the United Kingdom were sources of underperformance.

Within the financials sector, shares of Indian bank Housing Development Finance rallied strongly in the fourth quarter of 2018 following earnings that met expectations but that, more importantly, in our opinion, seemed to alleviate the market’s worst fears. Information technology holding MasterCard saw its shares rally as the firm posted a series of earnings that reflected continued revenue and volume growth, in our view.

The Portfolio’s weakness in the consumer staples sector was largely explained by two tobacco companies, British American Tobacco and Philip Morris International. After peaking in January 2018, shares of British American Tobacco markedly underperformed the broader market. Sentiment on the stock, and tobacco stocks in general, soured due to concerns over regulatory uncertainty and potential negative effects on traditional combustible cigarettes. Shares in Philip Morris declined along with most tobacco stocks as fundamental underperformance added to sector-wide pressure.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
AIA Group Ltd.	2.3%
Naspers Ltd.	2.3%
Essity AB	2.2%
Housing Development Finance Corp.	2.0%
Bayer AG	1.9%
Tencent Holdings Ltd.	1.9%
Nestle SA	1.8%
Seven & I Holdings Co., Ltd.	1.8%
NXP Semiconductor NV — NXPI — US	1.8%
Jardine Matheson Holdings Ltd.	1.8%
Portfolio holdings are subject to change daily.

Currency forwards, equity options, and rights were held at various points during the period. The estimated return impact from employing currency forwards was 2 bps (0.02%), a negligible return impact from options and a negligible return impact from rights.

Current Strategy and Outlook: We expect global growth to moderate against the backdrop of ongoing trade tensions, slowing Chinese demand, and geopolitical disrupters, including political uncertainty in Italy, France, and the UK. Trade-driven economies may be the hardest hit going forward, in our opinion. We believe a continuation of trade tensions could exacerbate this slowdown, while Chinese monetary and fiscal stimulus have the greatest potential to drive global growth higher. In our view, lower oil prices should give growth a boost among oil importers, including Europe, China, and India. Other challenges to the outlook for global equities, in our opinion, include the possibility of central bank policy missteps and the rising popularity of anti-establishment and populist political parties.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

18

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–14.46%	1.49%	7.02%
Class I	–13.96%	2.11%	7.67%
Class S	–14.12%	1.85%	7.40%
MSCI ACWI ex-U.S.	–14.20%	0.68%	6.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

19

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,009.40	0.29%	$1.47	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,008.10	0.54	2.73	1,000.00	1,022.48	0.54	2.75
Class S2	1,000.00	1,007.30	0.69	3.49	1,000.00	1,021.73	0.69	3.52
VY® Clarion Global Real Estate Portfolio
Class ADV	1,000.00	929.70	1.49%	7.25	1,000.00	1,017.69	1.49%	7.58
Class I	1,000.00	932.00	0.89	4.33	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	931.30	1.14	5.55	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	930.90	1.29	6.28	1,000.00	1,018.70	1.29	6.56
VY® Invesco Growth and Income Portfolio
Class ADV	1,000.00	874.60	1.24%	5.86	1,000.00	1,018.95	1.24%	6.31
Class I	1,000.00	877.40	0.64	3.03	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	876.20	0.89	4.21	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	875.70	1.04	4.92	1,000.00	1,019.96	1.04	5.30

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$900.80	1.86%	$8.91	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	903.40	1.26	6.04	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	902.30	1.51	7.24	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	902.00	1.66	7.96	1,000.00	1,016.84	1.66	8.44
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	951.30	1.54%	7.57	1,000.00	1,017.44	1.54%	7.83
Class R6	1,000.00	953.50	0.94	4.63	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	952.90	1.19	5.86	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	952.30	1.34	6.59	1,000.00	1,018.45	1.34	6.82
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	978.60	1.24%	6.18	1,000.00	1,018.95	1.24%	6.31
Class I	1,000.00	981.50	0.64	3.20	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	981.40	0.64	3.20	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	980.60	0.89	4.44	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	980.80	1.04	5.19	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	908.20	1.09%	5.24	1,000.00	1,019.71	1.09%	5.55
Class I	1,000.00	910.90	0.49	2.36	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	909.90	0.74	3.56	1,000.00	1,021.48	0.74	3.77
Class S2	1,000.00	909.30	0.89	4.28	1,000.00	1,020.72	0.89	4.53
VY® T. Rowe Price International Stock Portfolio
Class ADV	1,000.00	877.10	1.40%	6.62	1,000.00	1,018.15	1.40%	7.12
Class I	1,000.00	879.90	0.80	3.79	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	878.90	1.05	4.97	1,000.00	1,019.91	1.05	5.35

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio (the Funds), each a series of Voya Investors Trust, including the summary portfolios and portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 21, 2019

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$209,337,872	$409,731,124	$430,004,445
Short-term investments at fair value**	—	1,632,447	9,143,746	9,528,083
Repurchase agreements	251,039,000	—	—	—
Short-term investments at amortized cost	637,478,586	—	—	—
Cash	52,370	—	—	—
Foreign currencies at value***	—	—	263,128	45,886
Receivables:
Investment securities sold	156,301,090	2,005,126	—	—
Fund shares sold	2,700	30,587	1,922,512	2,283,436
Dividends	6,971	976,567	825,626	410,202
Interest	567,473	—	—	—
Foreign tax reclaims	—	88,753	192,659	6,780
Unrealized appreciation on forward foreign currency contracts	—	—	104,960	—
Prepaid expenses	—	1,444	—	—
Reimbursement due from manager	—	30,602	—	—
Other assets	37,545	13,528	25,639	27,766
Total assets	1,045,485,735	214,116,926	422,209,394	442,306,598
LIABILITIES:
Payable for investment securities purchased	240,068,252	1,460,828	77,602	—
Payable for fund shares redeemed	2,067,529	440,432	16,383	27,028
Payable upon receipt of securities loaned	—	1,234,971	—	8,088,603
Unrealized depreciation on forward foreign currency contracts	—	12,889	161,851	—
Payable for unified fees	186,232	—	240,461	461,363
Payable for investment management fees	—	166,801	—	—
Payable for distribution and shareholder service fees	198,122	29,003	96,541	92,654
Payable to trustees under the deferred compensation plan (Note 6)	37,545	13,528	25,639	27,766
Payable for trustee fees	22,831	1,380	—	—
Payable for Indian capital gains tax	—	—	—	795,454
Other accrued expenses and liabilities	—	112,195	—	—
Total liabilities	242,580,511	3,472,027	618,477	9,492,868
NET ASSETS	$802,905,224	$210,644,899	$421,590,917	$432,813,730
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$802,918,771	$192,279,133	$343,890,346	$332,158,478
Total distributable earnings (loss)	(13,547)	18,365,766	77,700,571	100,655,252
NET ASSETS	$802,905,224	$210,644,899	$421,590,917	$432,813,730

+ Including securities loaned at value	$—	$1,173,290	$—	$7,787,174
* Cost of investments in securities	$—	$187,586,986	$391,928,540	$355,497,771
** Cost of short-term investments	$—	$1,632,447	$9,143,746	$9,528,083
*** Cost of foreign currencies	$—	$—	$262,524	$45,699

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
Net assets	n/a	$16,607,971	$16,867,526	$40,881,360
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,576,674	797,348	2,411,754
Net asset value and redemption price per share	n/a	$10.53	$21.15	$16.95

Class I
Net assets	$62,114,783	$103,028,529	$27,943,390	$61,662,833
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	62,107,299	9,526,704	1,305,394	3,464,580
Net asset value and redemption price per share	$1.00	$10.81	$21.41	$17.80

Class S
Net assets	$354,422,554	$90,158,742	$350,967,564	$319,682,170
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	354,379,692	8,377,130	16,260,843	18,060,299
Net asset value and redemption price per share	$1.00	$10.76	$21.58	$17.70

Class S2
Net assets	$386,367,887	$849,657	$25,812,437	$10,587,367
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	386,321,104	78,345	1,206,894	604,446
Net asset value and redemption price per share	$1.00	$10.85	$21.39	$17.52

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$352,009,704	$5,953,104,424	$746,860,882	$187,948,995
Short-term investments at fair value**	5,387,289	234,338,759	17,286,720	2,999,592
Cash	—	15,579,866	1,517,019	709,122
Foreign currencies at value***	—	—	—	308,748
Receivables:
Investment securities sold	—	22,177,771	—	692,152
Fund shares sold	5,074	3,613,805	1,713,129	1,426,687
Dividends	702,274	3,180,587	2,006,347	321,896
Interest	—	15,092,538	15,919	—
Foreign tax reclaims	483,385	2,143	32,477	362,501
Unrealized appreciation on forward foreign currency contracts	—	—	—	309
Prepaid expenses	—	—	—	1,146
Reimbursement due from manager	—	—	—	11,813
Other assets	16,007	197,319	49,399	11,831
Total assets	358,603,733	6,247,287,212	769,481,892	194,794,792
LIABILITIES:
Payable for investment securities purchased	—	6,016,614	14,904	243,542
Payable for fund shares redeemed	1,040,245	14,827,174	40,724	181,034
Payable upon receipt of securities loaned	—	158,750,767	9,347,853	2,269,735
Unrealized depreciation on unfunded commitments	—	121,864	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	38,187
Payable for unified fees	302,167	3,341,630	429,005	—
Payable for investment management fees	—	—	—	105,115
Payable for distribution and shareholder service fees	106,391	1,322,962	174,590	38,889
Payable to trustees under the deferred compensation plan (Note 6)	16,007	197,319	49,399	11,831
Payable for trustee fees	—	—	—	1,144
Other accrued expenses and liabilities	—	—	—	173,731
Written options, at fair valueˆ	—	23,223,816	—	—
Total liabilities	1,464,810	207,802,146	10,056,475	3,063,208
NET ASSETS	$357,138,923	$6,039,485,066	$759,425,417	$191,731,584
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$266,310,598	$5,326,320,401	$621,120,649	$180,825,412
Total distributable earnings	90,828,325	713,164,665	138,304,768	10,906,172
NET ASSETS	$357,138,923	$6,039,485,066	$759,425,417	$191,731,584

+ Including securities loaned at value	$—	$156,166,515	$9,051,988	$2,163,419
* Cost of investments in securities	$305,218,438	$5,637,869,236	$683,904,939	$189,530,527
** Cost of short-term investments	$5,387,289	$234,338,759	$17,286,720	$2,999,592
*** Cost of foreign currencies	$—	$—	$—	$307,630
ˆ Premiums received on written options	$—	$38,982,322	$—	$—

See Accompanying Notes to Financial Statements

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$78,111,623	$990,787,321	$43,287,423	$18,464,553
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,575,310	41,103,837	4,029,331	1,354,596
Net asset value and redemption price per share	$14.01	$24.10	$10.74	$13.63

Class I
Net assets	n/a	$1,245,365,892	$82,300,436	$35,716,686
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	49,356,699	7,501,715	2,608,089
Net asset value and redemption price per share	n/a	$25.23	$10.97	$13.69

Class R6
Net assets	$84,424	$94,159,045	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	5,638	3,729,829	n/a	n/a
Net asset value and redemption price per share	$14.97	$25.24	n/a	n/a

Class S
Net assets	$243,511,912	$3,640,431,485	$541,913,749	$137,550,345
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,234,137	144,197,574	49,267,836	10,086,908
Net asset value and redemption price per share	$15.00	$25.25	$11.00	$13.64

Class S2
Net assets	$35,430,964	$68,741,323	$91,923,809	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,384,351	2,743,311	8,496,797	n/a
Net asset value and redemption price per share	$14.86	$25.06	$10.82	n/a

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$22,787	$8,285,618	$12,809,633	$9,380,717
Interest	14,205,006	—	—	891
Securities lending income, net	—	34,211	53,541	29,900
Other	1,439	1,773	—	2,475
Total investment income	14,229,232	8,321,602	12,863,174	9,413,983
EXPENSES:
Investment management fees	—	2,475,866	—	—
Unified fees	2,153,802	—	3,349,313	6,623,014
Distribution and shareholder service fees:
Class ADV	—	120,100	126,214	305,382
Class S	887,158	255,960	1,096,416	979,386
Class S2	1,398,307	3,843	127,489	52,836
Transfer agent fees	—	600	—	—
Shareholder reporting expense	—	88,850	—	—
Professional fees	—	23,140	—	—
Custody and accounting expense	—	199,105	—	—
Trustee fees and expenses	38,429	11,042	25,770	27,715
Miscellaneous expense	—	22,822	—	—
Interest expense	262	1,794	—	7,732
Total expenses	4,477,958	3,203,122	4,725,202	7,996,065
Waived and reimbursed fees	—	(364,632)	—	(6,194)
Brokerage commission recapture	—	(7,106)	(9,632)	(581)
Net expenses	4,477,958	2,831,384	4,715,570	7,989,290
Net investment income	9,751,274	5,490,218	8,147,604	1,424,693
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)	140,230	19,228,199	54,310,160	33,990,102
Forward foreign currency contracts	—	18,348	2,097,405	—
Foreign currency related transactions	—	(31,941)	(48,913)	(232,347)
Net realized gain	140,230	19,214,606	56,358,652	33,757,755
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	—	(47,590,891)	(131,763,499)	(128,801,978)
Forward foreign currency contracts	—	(12,889)	749,317	—
Foreign currency related transactions	—	12,531	(507)	611
Net change in unrealized appreciation (depreciation)	—	(47,591,249)	(131,014,689)	(128,801,367)
Net realized and unrealized gain (loss)	140,230	(28,376,643)	(74,656,037)	(95,043,612)
Increase (decrease) in net assets resulting from operations	$9,891,504	$(22,886,425)	$(66,508,433)	$(93,618,919)

* Foreign taxes withheld	$—	$401,844	$293,647	$913,758
ˆ Foreign taxes on sale of Indian investments	$—	$—	$—	$76,947
# Foreign taxes accrued on Indian investments	$—	$—	$—	$642,657

See Accompanying Notes to Financial Statements

27

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,817,974	$140,792,420	$25,494,331	$4,798,237
Interest	—	62,955,645	328,290	2,893
Securities lending income, net	11,968	1,623,785	68,916	38,663
Settlement income (Note 13)	—	—	107,986	—
Other	16,749	66,579	—	—
Total investment income	7,846,691	205,438,429	25,999,523	4,839,793
EXPENSES:
Investment management fees	—	—	—	1,463,521
Unified fees	3,764,972	40,682,227	5,736,408	—
Distribution and shareholder service fees:
Class ADV	493,142	6,007,832	300,637	124,068
Class S	671,778	9,863,716	1,615,773	415,555
Class S2	158,301	296,903	429,866	—
Transfer agent fees	—	—	—	590
Shareholder reporting expense	—	—	—	39,448
Professional fees	—	—	—	53,148
Custody and accounting expense	—	—	—	350,508
Trustee fees and expenses	19,198	274,331	42,223	9,147
Miscellaneous expense	50	—	—	17,172
Interest expense	—	10,264	—	—
Total expenses	5,107,441	57,135,273	8,124,907	2,473,157
Waived and reimbursed fees(1)	(100,000)	—	(1,349,415)	(100,434)
Brokerage commission recapture	—	—	(223)	—
Net expenses	5,007,441	57,135,273	6,775,269	2,372,723
Net investment income	2,839,250	148,303,156	19,224,254	2,467,070
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	41,998,201	355,984,175	78,406,991	13,276,580
Forward foreign currency contracts	11,762	339,623	3,007	75,831
Foreign currency related transactions	(113,447)	(240,113)	(1,703)	(117,326)
Written options	—	13,818,520	—	3,463
Net realized gain	41,896,516	369,902,205	78,408,295	13,238,548
Net change in unrealized appreciation (depreciation) on:
Investments	(50,758,899)	(544,099,785)	(175,223,252)	(47,944,636)
Forward foreign currency contracts	—	—	—	6,713
Foreign currency related transactions	18,373	23,703	(2,857)	896
Written options	—	65,722,622	—	—
Unfunded commitments	—	(166,205)	—	—
Net change in unrealized appreciation (depreciation)	(50,740,526)	(478,519,665)	(175,226,109)	(47,937,027)
Net realized and unrealized loss	(8,844,010)	(108,617,460)	(96,817,814)	(34,698,479)
Increase (decrease) in net assets resulting from operations	$(6,004,760)	$39,685,696	$(77,593,560)	$(32,231,409)

* Foreign taxes withheld	$458,989	$725,869	$270,373	$516,713

(1)	Please refer to Note 4 for additional information regarding VY® T. Rowe Price Equity Income Portfolio.

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® Clarion Global Real Estate Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$9,751,274	$2,933,807	$5,490,218	$6,908,181
Net realized gain	140,230	186,265	19,214,606	29,714,524
Net change in unrealized appreciation (depreciation)	—	—	(47,591,249)	(3,811,314)
Increase (decrease) in net assets resulting from operations	9,891,504	3,120,072	(22,886,425)	32,811,391

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	—	—	(965,808)	(765,121)
Class I	(898,299)	(360,826)	(9,056,924)	(6,839,586)
Class S	(4,772,366)	(1,705,379)	(5,350,931)	(4,147,589)
Class S2	(4,204,653)	(1,053,867)	(47,888)	(37,010)
Total distributions	(9,875,318)	(3,120,072)	(15,421,551)	(11,789,306)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	302,336,752	151,438,100	14,446,149	22,680,298
Reinvestment of distributions	9,875,318	3,120,072	15,421,551	11,789,306
	312,212,070	154,558,172	29,867,700	34,469,604
Cost of shares redeemed	(291,563,651)	(343,234,252)	(101,991,489)	(67,701,583)
Net increase (decrease) in net assets resulting from capital share transactions	20,648,419	(188,676,080)	(72,123,789)	(33,231,979)
Net increase (decrease) in net assets	20,664,605	(188,676,080)	(110,431,765)	(12,209,894)

NET ASSETS:
Beginning of year or period	782,240,619	970,916,699	321,076,664	333,286,558
End of year or period	$802,905,224	$782,240,619	$210,644,899	$321,076,664

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$8,147,604	$10,091,584	$1,424,693	$611,246
Net realized gain	56,358,652	55,757,447	33,757,755	31,543,990
Net change in unrealized appreciation (depreciation)	(131,014,689)	8,458,476	(128,801,367)	163,817,027
Increase (decrease) in net assets resulting from operations	(66,508,433)	74,307,507	(93,618,919)	195,972,263

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(2,545,460)	(1,502,656)	(173,376)	(118,673)
Class I	(4,159,490)	(2,344,580)	(623,640)	(469,499)
Class S	(53,854,097)	(35,220,634)	(2,244,617)	(1,968,991)
Class S2	(3,923,246)	(2,644,961)	(52,676)	(44,978)
Total distributions	(64,482,293)	(41,712,831)	(3,094,309)	(2,602,141)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,555,116	38,773,346	43,086,889	64,467,598
Reinvestment of distributions	64,482,293	41,712,831	3,094,309	2,602,141
	79,037,409	80,486,177	46,181,198	67,069,739
Cost of shares redeemed	(92,321,940)	(140,217,505)	(126,128,800)	(127,549,101)
Net decrease in net assets resulting from capital share transactions	(13,284,531)	(59,731,328)	(79,947,602)	(60,479,362)
Net increase (decrease) in net assets	(144,275,257)	(27,136,652)	(176,660,830)	132,890,760

NET ASSETS:
Beginning of year or period	565,866,174	593,002,826	609,474,560	476,583,800
End of year or period	$421,590,917	$565,866,174	$432,813,730	$609,474,560

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$2,839,250	$3,729,411	$148,303,156	$70,875,903
Net realized gain	41,896,516	57,116,895	369,902,205	463,854,304
Net change in unrealized appreciation (depreciation)	(50,740,526)	35,708,845	(478,519,665)	345,676,105
Increase (decrease) in net assets resulting from operations	(6,004,760)	96,555,151	39,685,696	880,406,312

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(13,099,859)	(5,640,299)	(95,178,479)	(52,256,758)
Class I	—	—	(124,567,106)	(71,847,793)
Class R6	(10,394)	(3,464)	(7,964,813)	(2,503,013)
Class S	(41,529,824)	(21,958,862)	(363,602,203)	(243,791,036)
Class S2	(6,082,883)	(3,321,398)	(6,795,562)	(4,712,248)
Total distributions	(60,722,960)	(30,924,023)	(598,108,163)	(375,110,848)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,634,552	12,280,653	378,731,621	425,398,646
Reinvestment of distributions	60,722,960	30,924,023	598,108,163	375,110,848
	73,357,512	43,204,676	976,839,784	800,509,494
Cost of shares redeemed	(57,300,170)	(114,028,618)	(735,693,220)	(978,382,699)
Net increase (decrease) in net assets resulting from capital share transactions	16,057,342	(70,823,942)	241,146,564	(177,873,205)
Net increase (decrease) in net assets	(50,670,378)	(5,192,814)	(317,275,903)	327,422,259

NET ASSETS:
Beginning of year or period	407,809,301	413,002,115	6,356,760,969	6,029,338,710
End of year or period	$357,138,923	$407,809,301	$6,039,485,066	$6,356,760,969

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio		VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$19,224,254	$17,293,511	$2,467,070	$2,416,881
Net realized gain	78,408,295	142,125,338	13,238,548	12,515,823
Net change in unrealized appreciation (depreciation)	(175,226,109)	(9,418,869)	(47,937,027)	41,492,913
Increase (decrease) in net assets resulting from operations	(77,593,560)	149,999,980	(32,231,409)	56,425,617

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(8,544,546)	(4,791,853)	(293,947)	(155,999)
Class I	(16,430,325)	(9,335,713)	(800,891)	(582,062)
Class S	(110,181,926)	(68,926,776)	(2,820,796)	(1,957,392)
Class S2	(18,499,686)	(10,632,040)	—	—
Total distributions	(153,656,483)	(93,686,382)	(3,915,634)	(2,695,453)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,487,241	41,585,784	14,802,681	31,589,283
Reinvestment of distributions	153,656,483	93,686,382	3,915,634	2,695,453
	177,143,724	135,272,166	18,718,315	34,284,736
Cost of shares redeemed	(146,890,620)	(302,706,854)	(32,054,118)	(54,036,875)
Net increase (decrease) in net assets resulting from capital share transactions	30,253,104	(167,434,688)	(13,335,803)	(19,752,139)
Net increase (decrease) in net assets	(200,996,939)	(111,121,090)	(49,482,846)	33,978,025

NET ASSETS:
Beginning of year or period	960,422,356	1,071,543,446	241,214,430	207,236,405
End of year or period	$759,425,417	$960,422,356	$191,731,584	$241,214,430

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)		($000’s)	(%)
Voya Government Liquid Assets Portfolio
Class I
12-31-18	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.61	0.29	0.29	0.29	1.61		62,115	—
12-31-17	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	0.66	0.29	0.29	0.29	0.62		50,773	—
12-31-16	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.23	0.28	0.28	0.28	0.13		66,214	—
12-31-15	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.22	0.22	0.00	*	81,636	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00 *	—		0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.19	0.19	(0.00	)*	78,773	—
Class S
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.36	0.54	0.54	0.54	1.33		354,423	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.41	0.54	0.54	0.54	0.37		372,943	—
12-31-16	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.09	0.53	0.42	0.42	0.00	*	488,208	—
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.22	0.22	(0.00	)*	552,706	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00 *	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.19	0.19	(0.00	)*	619,776	—
Class S2
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.21	0.69	0.69	0.69	1.19		386,368	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.28	0.69	0.67	0.67	0.25		358,525	—
12-31-16	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.09	0.71	0.42	0.42	(0.00	)*	416,495	—
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.22	0.22	(0.00	)*	348,078	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00 *	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.19	0.19	(0.00	)*	291,912	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-18	12.17	0.18	•	(1.24)		(1.06)	0.58		—		—	0.58		—	10.53	(9.10)	1.62	1.49	1.49	1.54		16,608	107
12-31-17	11.41	0.19	•	0.95		1.14	0.38		—		—	0.38		—	12.17	10.20	1.57	1.49	1.49	1.63		22,826	90
12-31-16	11.47	0.16		(0.13)		0.03	0.09		—		—	0.09		—	11.41	0.23	1.61	1.49	1.49	1.33		25,983	49
12-31-15	12.04	0.11	•	(0.35)		(0.24)	0.33		—		—	0.33		—	11.47	(1.99)	1.72	1.49	1.49	0.95		27,513	50
12-31-14	10.71	0.13		1.30		1.43	0.10		—		—	0.10		—	12.04	13.40	1.73	1.49	1.49	1.12		27,577	40
Class I
12-31-18	12.49	0.25	•	(1.27)		(1.02)	0.66		—		—	0.66		—	10.81	(8.52)	1.02	0.89	0.89	2.14		103,029	107
12-31-17	11.72	0.27	•	0.96		1.23	0.46		—		—	0.46		—	12.49	10.77	0.97	0.89	0.89	2.28		183,921	90
12-31-16	11.77	0.22		(0.10)		0.12	0.17		—		—	0.17		—	11.72	0.89	0.96	0.89	0.89	1.94		183,084	49
12-31-15	12.34	0.18		(0.35)		(0.17)	0.40		—		—	0.40		—	11.77	(1.42)	0.97	0.89	0.89	1.55		165,604	50
12-31-14	10.96	0.21	•	1.33		1.54	0.16		—		—	0.16		—	12.34	14.07	0.98	0.89	0.89	1.75		160,209	40
Class S
12-31-18	12.43	0.22	•	(1.26)		(1.04)	0.63		—		—	0.63		—	10.76	(8.74)	1.27	1.14	1.14	1.91		90,159	107
12-31-17	11.66	0.24	•	0.96		1.20	0.43		—		—	0.43		—	12.43	10.50	1.22	1.14	1.14	2.00		113,281	90
12-31-16	11.71	0.20	•	(0.12)		0.08	0.13		—		—	0.13		—	11.66	0.62	1.21	1.14	1.14	1.67		123,103	49
12-31-15	12.28	0.15	•	(0.36)		(0.21)	0.36		—		—	0.36		—	11.71	(1.69)	1.22	1.14	1.14	1.27		141,067	50
12-31-14	10.90	0.17	•	1.34		1.51	0.13		—		—	0.13		—	12.28	13.86	1.23	1.14	1.14	1.42		161,194	40
Class S2
12-31-18	12.52	0.21	•	(1.27)		(1.06)	0.61		—		—	0.61		—	10.85	(8.84)	1.42	1.29	1.29	1.76		850	107
12-31-17	11.73	0.22	•	0.98		1.20	0.41		—		—	0.41		—	12.52	10.42	1.37	1.29	1.29	1.87		1,048	90
12-31-16	11.78	0.18	•	(0.12)		0.06	0.11		—		—	0.11		—	11.73	0.44	1.39	1.29	1.29	1.52		1,117	49
12-31-15	12.34	0.14	•	(0.36)		(0.22)	0.34		—		—	0.34		—	11.78	(1.84)	1.47	1.29	1.29	1.11		1,343	50
12-31-14	10.96	0.14	•	1.35		1.49	0.11		—		—	0.11		—	12.34	13.60	1.48	1.29	1.29	1.22		1,624	40
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-18	27.94	0.32	•	(3.71)		(3.39)	0.30		3.10		—	3.40		—	21.15	(13.88)	1.24	1.24	1.24	1.22		16,868	31
12-31-17	26.55	0.38	•	3.04		3.42	0.51		1.52		—	2.03		—	27.94	13.46	1.24	1.24	1.24	1.43		22,246	17
12-31-16	25.48	0.30	•	4.19		4.49	0.52		2.90		—	3.42		—	26.55	19.52	1.29	1.24	1.24	1.21		18,641	23
12-31-15	31.49	0.30	•	(0.98)		(0.68)	0.93		4.40		—	5.33		—	25.48	(3.26)	1.39	1.24	1.24	1.05		15,551	19
12-31-14	30.92	0.52	•	2.43		2.95	0.31		2.07		—	2.38		—	31.49	9.72	1.39	1.24	1.24	1.66		16,407	28

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Growth and Income Portfolio (continued)
Class I
12-31-18	28.23	0.48	•	(3.73)	(3.25)	0.47	3.10	—	3.57	—	21.41	(13.31)		0.64	0.64	0.64	1.82	27,943	31
12-31-17	26.77	0.55	•	3.07	3.62	0.64	1.52	—	2.16	—	28.23	14.13		0.64	0.64	0.64	2.02	33,894	17
12-31-16	25.68	0.45	•	4.23	4.68	0.69	2.90	—	3.59	—	26.77	20.23		0.64	0.64	0.64	1.81	28,117	23
12-31-15	31.71	0.47	•	(0.98)	(0.51)	1.12	4.40	—	5.52	—	25.68	(2.69)		0.64	0.64	0.64	1.63	23,008	19
12-31-14	31.08	0.68	•	2.48	3.16	0.46	2.07	—	2.53	—	31.71	10.39		0.64	0.64	0.64	2.16	28,264	28
Class S
12-31-18	28.43	0.42	•	(3.78)	(3.36)	0.39	3.10	—	3.49	—	21.58	(13.58)		0.89	0.89	0.89	1.56	350,968	31
12-31-17	26.94	0.48	•	3.10	3.58	0.57	1.52	—	2.09	—	28.43	13.89		0.89	0.89	0.89	1.76	476,317	17
12-31-16	25.81	0.41		4.23	4.64	0.61	2.90	—	3.51	—	26.94	19.92		0.89	0.89	0.89	1.56	507,524	23
12-31-15	31.83	0.40	•	(0.99)	(0.59)	1.03	4.40	—	5.43	—	25.81	(2.93)		0.89	0.89	0.89	1.39	451,452	19
12-31-14	31.19	0.64	•	2.45	3.09	0.38	2.07	—	2.45	—	31.83	10.11		0.89	0.89	0.89	2.04	535,054	28
Class S2
12-31-18	28.19	0.37	•	(3.73)	(3.36)	0.34	3.10	—	3.44	—	21.39	(13.67)		1.04	1.04	1.04	1.41	25,812	31
12-31-17	26.73	0.44	•	3.06	3.50	0.52	1.52	—	2.04	—	28.19	13.67		1.04	1.04	1.04	1.62	33,409	17
12-31-16	25.62	0.35	•	4.23	4.58	0.57	2.90	—	3.47	—	26.73	19.80		1.07	1.04	1.04	1.41	38,721	23
12-31-15	31.63	0.36	•	(0.99)	(0.63)	0.98	4.40	—	5.38	—	25.62	(3.10)		1.14	1.04	1.04	1.24	38,764	19
12-31-14	31.00	0.59	•	2.43	3.02	0.32	2.07	—	2.39	—	31.63	9.95		1.14	1.04	1.04	1.89	45,878	28
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-18	20.52	(0.01)		(3.49)	(3.50)	0.07	—	—	0.07	—	16.95	(17.12)		1.86	1.86	1.86	(0.07)	40,881	21
12-31-17	14.43	(0.05)		6.19	6.14	0.05	—	—	0.05	—	20.52	42.55		1.86	1.86	1.86	(0.24)	57,093	26
12-31-16	12.92	0.02	•	1.61	1.63	0.12	—	—	0.12	—	14.43	12.62		1.90	1.85	1.85	0.12	35,873	24
12-31-15	16.63	0.07		(2.56)	(2.49)	0.14	1.08	—	1.22	—	12.92	(16.07	)(a)	2.01	1.86	1.86	0.45	34,072	15
12-31-14	18.39	0.13		0.13	0.26	0.13	1.89	—	2.02	—	16.63	0.47		2.01	1.86	1.86	0.72	42,490	23
Class I
12-31-18	21.52	0.12		(3.67)	(3.55)	0.17	—	—	0.17	—	17.80	(16.58)		1.26	1.26	1.26	0.53	61,663	21
12-31-17	15.10	0.08		6.47	6.55	0.13	—	—	0.13	—	21.52	43.45		1.26	1.26	1.26	0.34	82,567	26
12-31-16	13.52	0.10	•	1.70	1.80	0.22	—	—	0.22	—	15.10	13.27		1.25	1.25	1.25	0.71	63,276	24
12-31-15	17.36	0.17		(2.68)	(2.51)	0.25	1.08	—	1.33	—	13.52	(15.57	)(a)	1.26	1.26	1.26	1.05	58,250	15
12-31-14	19.10	0.23	•	0.15	0.38	0.23	1.89	—	2.12	—	17.36	1.06		1.26	1.26	1.26	1.22	71,163	23
Class S
12-31-18	21.40	0.05	•	(3.63)	(3.58)	0.12	—	—	0.12	—	17.70	(16.81)		1.51	1.51	1.51	0.27	319,682	21
12-31-17	15.02	0.03		6.44	6.47	0.09	—	—	0.09	—	21.40	43.11		1.51	1.51	1.51	0.11	454,764	26
12-31-16	13.45	0.07	•	1.67	1.74	0.17	—	—	0.17	—	15.02	12.95		1.50	1.50	1.50	0.47	362,865	24
12-31-15	17.26	0.13	•	(2.66)	(2.53)	0.20	1.08	—	1.28	—	13.45	(15.75	)(a)	1.51	1.51	1.51	0.81	367,861	15
12-31-14	19.00	0.20	•	0.13	0.33	0.18	1.89	—	2.07	—	17.26	0.80		1.51	1.51	1.51	1.06	499,431	23
Class S2
12-31-18	21.17	0.04		(3.61)	(3.57)	0.08	—	—	0.08	—	17.52	(16.92)		1.66	1.66	1.66	0.12	10,587	21
12-31-17	14.86	(0.01	)•	6.37	6.36	0.05	—	—	0.05	—	21.17	42.85		1.66	1.66	1.66	(0.03)	15,050	26
12-31-16	13.30	0.05	•	1.65	1.70	0.14	—	—	0.14	—	14.86	12.79		1.68	1.65	1.65	0.32	14,570	24
12-31-15	17.08	0.10	•	(2.64)	(2.54)	0.16	1.08	—	1.24	—	13.30	(15.91	)(a)	1.76	1.66	1.66	0.65	16,530	15
12-31-14	18.81	0.17	•	0.14	0.31	0.15	1.89	—	2.04	—	17.08	0.73		1.76	1.66	1.66	0.92	22,613	23
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-18	16.98	0.07		(0.23)	(0.16)	0.14	2.67	—	2.81	—	14.01	(2.07)		1.57	1.54	1.54	0.47	78,112	27
12-31-17	14.58	0.10		3.53	3.63	0.17	1.06	—	1.23	—	16.98	25.47		1.57	1.55	1.55	0.60	83,492	29
12-31-16	15.29	0.13	•	0.68	0.81	0.17	1.35	—	1.52	—	14.58	4.94		1.61	1.54	1.54	0.83	68,606	26
12-31-15	16.56	0.15		0.87	1.02	0.28	2.01	—	2.29	—	15.29	5.95		1.71	1.55	1.55	0.90	56,395	27
12-31-14	17.55	0.23	•	0.48	0.71	0.28	1.42	—	1.70	—	16.56	3.87		1.71	1.56	1.56	1.35	55,949	21

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Morgan Stanley Global Franchise Portfolio (continued)
Class R6
12-31-18	17.96	0.19	•	(0.27)	(0.08)	0.24	2.67	—	2.91	—	14.97	(1.51)		0.97	0.94	0.94	1.14	84	27
12-31-17	15.35	0.21	•	3.71	3.92	0.25	1.06	—	1.31	—	17.96	26.16		0.97	0.95	0.95	1.21	44	29
05-03-16(5) – 12-31-16	16.66	0.22	•	0.07	0.29	0.25	1.35	—	1.60	—	15.35	1.46		0.96	0.94	0.94	1.48	49	26
Class S
12-31-18	17.97	0.14	•	(0.25)	(0.11)	0.19	2.67	—	2.86	—	15.00	(1.69)		1.22	1.19	1.19	0.81	243,512	27
12-31-17	15.36	0.16	•	3.71	3.87	0.20	1.06	—	1.26	—	17.97	25.81		1.22	1.20	1.20	0.95	282,442	29
12-31-16	16.02	0.20		0.70	0.90	0.21	1.35	—	1.56	—	15.36	5.30		1.21	1.19	1.19	1.20	299,965	26
12-31-15	17.23	0.21	•	0.92	1.13	0.33	2.01	—	2.34	—	16.02	6.36		1.21	1.20	1.20	1.26	319,681	27
12-31-14	18.16	0.30	•	0.50	0.80	0.31	1.42	—	1.73	—	17.23	4.25		1.21	1.21	1.21	1.71	336,350	21
Class S2
12-31-18	17.83	0.12		(0.26)	(0.14)	0.16	2.67	—	2.83	—	14.86	(1.89)		1.37	1.34	1.34	0.66	35,431	27
12-31-17	15.24	0.14	•	3.69	3.83	0.18	1.06	—	1.24	—	17.83	25.69		1.37	1.35	1.35	0.80	41,831	29
12-31-16	15.90	0.17	•	0.70	0.87	0.18	1.35	—	1.53	—	15.24	5.16		1.39	1.34	1.34	1.05	44,381	26
12-31-15	17.12	0.19	•	0.90	1.09	0.30	2.01	—	2.31	—	15.90	6.17		1.46	1.35	1.35	1.11	50,093	27
12-31-14	18.05	0.28	•	0.50	0.78	0.29	1.42	—	1.71	—	17.12	4.12		1.46	1.36	1.36	1.57	54,169	21
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-18	26.53	0.49		(0.37)	0.12	0.50	2.05	—	2.55	—	24.10	0.10		1.24	1.24	1.24	1.98	990,787	75
12-31-17	24.54	0.19		3.36	3.55	0.25	1.31	—	1.56	—	26.53	14.72		1.24	1.24	1.24	0.78	954,071	61
12-31-16	25.27	0.24	•	1.68	1.92	0.28	2.37	—	2.65	—	24.54	7.65		1.29	1.24	1.24	0.97	778,133	69
12-31-15	28.02	0.24	•	1.14	1.38	0.28	3.85	—	4.13	—	25.27	4.85		1.39	1.24	1.24	0.89	596,730	67
12-31-14	27.68	0.27	•	2.88	3.15	0.30	2.51	—	2.81	—	28.02	11.78		1.39	1.24	1.24	0.96	457,740	72
Class I
12-31-18	27.64	0.68		(0.39)	0.29	0.65	2.05	—	2.70	—	25.23	0.74		0.64	0.64	0.64	2.60	1,245,366	75
12-31-17	25.49	0.36		3.50	3.86	0.40	1.31	—	1.71	—	27.64	15.39		0.64	0.64	0.64	1.38	1,217,289	61
12-31-16	26.12	0.40		1.75	2.15	0.41	2.37	—	2.78	—	25.49	8.31		0.64	0.64	0.64	1.55	1,084,776	69
12-31-15	28.80	0.40		1.18	1.58	0.41	3.85	—	4.26	—	26.12	5.47		0.64	0.64	0.64	1.48	1,027,480	67
12-31-14	28.34	0.43		2.99	3.42	0.45	2.51	—	2.96	—	28.80	12.46		0.64	0.64	0.64	1.55	1,049,730	72
Class R6
12-31-18	27.66	0.72	•	(0.44)	0.28	0.65	2.05	—	2.70	—	25.24	0.70		0.64	0.64	0.64	2.61	94,159	75
12-31-17	25.49	0.38	•	3.50	3.88	0.40	1.31	—	1.71	—	27.66	15.47		0.64	0.64	0.64	1.38	59,752	61
05-03-16(5)–12-31-16	27.00	0.48	•	0.79	1.27	0.41	2.37	—	2.78	—	25.49	4.78		0.64	0.64	0.64	1.91	8,696	69
Class S
12-31-18	27.65	0.64	•	(0.41)	0.23	0.58	2.05	—	2.63	—	25.25	0.51		0.89	0.89	0.89	2.32	3,640,431	75
12-31-17	25.50	0.31	•	3.48	3.79	0.33	1.31	—	1.64	—	27.65	15.10		0.89	0.89	0.89	1.13	4,050,729	61
12-31-16	26.13	0.34		1.74	2.08	0.34	2.37	—	2.71	—	25.50	8.05		0.89	0.89	0.89	1.30	4,074,922	69
12-31-15	28.82	0.33		1.18	1.51	0.35	3.85	—	4.20	—	26.13	5.18		0.89	0.89	0.89	1.23	4,044,261	67
12-31-14	28.36	0.37		2.97	3.34	0.37	2.51	—	2.88	—	28.82	12.20		0.89	0.89	0.89	1.30	4,122,797	72
Class S2
12-31-18	27.47	0.59	•	(0.41)	0.18	0.54	2.05	—	2.59	—	25.06	0.33		1.04	1.04	1.04	2.17	68,741	75
12-31-17	25.33	0.26	•	3.47	3.73	0.28	1.31	—	1.59	—	27.47	14.96		1.04	1.04	1.04	0.98	74,919	61
12-31-16	25.98	0.31		1.71	2.02	0.30	2.37	—	2.67	—	25.33	7.86		1.07	1.04	1.04	1.15	82,812	69
12-31-15	28.67	0.30		1.16	1.46	0.30	3.85	—	4.15	—	25.98	5.06		1.14	1.04	1.04	1.08	87,130	67
12-31-14	28.23	0.33		2.95	3.28	0.33	2.51	—	2.84	—	28.67	12.02		1.14	1.04	1.04	1.15	93,998	72
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-18	14.34	0.23		(1.38)	(1.15)	0.23	2.22	—	2.45	—	10.74	(9.69	)(b)	1.24	1.09 (c)	1.09	1.80 (d)	43,287	16
12-31-17	13.63	0.20		1.86	2.06	0.25	1.10	—	1.35	—	14.34	15.89		1.24	1.24	1.24	1.38	53,101	19
12-31-16	13.03	0.23		2.04	2.27	0.26	1.41	—	1.67	—	13.63	18.30		1.29	1.24	1.24	1.67	50,794	26
12-31-15	16.29	0.23		(1.27)	(1.04)	0.26	1.96	—	2.22	—	13.03	(7.24)		1.39	1.24	1.24	1.52	50,413	27
12-31-14	16.60	0.24		0.93	1.17	0.26	1.22	—	1.48	—	16.29	7.13		1.39	1.24	1.24	1.42	62,848	9

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio (continued)
Class I
12-31-18	14.59	0.31		(1.41)	(1.10)	0.30	2.22	—	2.52	—	10.97	(9.09	)(b)	0.64	0.49	(c)	0.49	2.40	(d)	82,300	16
12-31-17	13.85	0.28	•	1.90	2.18	0.34	1.10	—	1.44	—	14.59	16.48		0.64	0.64		0.64	1.94		99,204	19
12-31-16	13.20	0.31	•	2.09	2.40	0.34	1.41	—	1.75	—	13.85	19.07		0.64	0.64		0.64	2.32		135,151	26
12-31-15	16.47	0.32	•	(1.28)	(0.96)	0.35	1.96	—	2.31	—	13.20	(6.65)		0.64	0.64		0.64	2.09		90,800	27
12-31-14	16.76	0.35	•	0.94	1.29	0.36	1.22	—	1.58	—	16.47	7.79		0.64	0.64		0.64	2.07		194,078	9
Class S
12-31-18	14.62	0.29		(1.42)	(1.13)	0.27	2.22	—	2.49	—	11.00	(9.32	)(b)	0.89	0.74	(c)	0.74	2.15	(d)	541,914	16
12-31-17	13.87	0.25	•	1.90	2.15	0.30	1.10	—	1.40	—	14.62	16.23		0.89	0.89		0.89	1.73		694,870	19
12-31-16	13.22	0.28		2.08	2.36	0.30	1.41	—	1.71	—	13.87	18.77		0.89	0.89		0.89	2.01		772,218	26
12-31-15	16.49	0.28	•	(1.28)	(1.00)	0.31	1.96	—	2.27	—	13.22	(6.90)		0.89	0.89		0.89	1.86		758,358	27
12-31-14	16.79	0.30	•	0.94	1.24	0.32	1.22	—	1.54	—	16.49	7.45		0.89	0.89		0.89	1.77		1,013,552	9
Class S2
12-31-18	14.42	0.26		(1.39)	(1.13)	0.25	2.22	—	2.47	—	10.82	(9.45	)(b)	1.04	0.89	(c)	0.89	2.00	(d)	91,924	16
12-31-17	13.70	0.23		1.87	2.10	0.28	1.10	—	1.38	—	14.42	16.07		1.04	1.04		1.04	1.58		113,247	19
12-31-16	13.08	0.25		2.06	2.31	0.28	1.41	—	1.69	—	13.70	18.59		1.07	1.04		1.04	1.86		113,380	26
12-31-15	16.35	0.25		(1.27)	(1.02)	0.29	1.96	—	2.25	—	13.08	(7.08)		1.14	1.04		1.04	1.72		111,098	27
12-31-14	16.66	0.27		0.93	1.20	0.29	1.22	—	1.51	—	16.35	7.31		1.14	1.04		1.04	1.62		131,519	9
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-18	16.16	0.10		(2.41)	(2.31)	0.22	—	—	0.22	—	13.63	(14.46)		1.45	1.40		1.40	0.70		18,465	35
12-31-17	12.79	0.08		3.42	3.50	0.13	—	—	0.13	—	16.16	27.42		1.40	1.40		1.40	0.64		21,086	37
12-31-16	12.73	0.11		0.09	0.20	0.14	—	—	0.14	—	12.79	1.59		1.43	1.38		1.38	0.82		15,001	33
12-31-15	12.98	0.07	•	(0.24)	(0.17)	0.08	—	—	0.08	—	12.73	(1.36	)(e)	1.50	1.35		1.35	0.49		15,149	43
12-31-14	13.28	0.08		(0.26)	(0.18)	0.12	—	—	0.12	—	12.98	(1.43)		1.52	1.37		1.37	0.62		12,616	48
Class I
12-31-18	16.22	0.20	•	(2.42)	(2.22)	0.31	—	—	0.31	—	13.69	(13.96)		0.85	0.80		0.80	1.30		35,717	35
12-31-17	12.82	0.19	•	3.41	3.60	0.20	—	—	0.20	—	16.22	28.21		0.80	0.80		0.80	1.26		44,832	37
12-31-16	12.76	0.19		0.09	0.28	0.22	—	—	0.22	—	12.82	2.18		0.78	0.78		0.78	1.41		38,010	33
12-31-15	12.99	0.16	•	(0.24)	(0.08)	0.15	—	—	0.15	—	12.76	(0.73	)(e)	0.75	0.75		0.75	1.15		39,288	43
12-31-14	13.27	0.17		(0.27)	(0.10)	0.18	—	—	0.18	—	12.99	(0.82)		0.77	0.77		0.77	1.23		50,333	48
Class S
12-31-18	16.15	0.17	•	(2.42)	(2.25)	0.26	—	—	0.26	—	13.64	(14.12)		1.10	1.05		1.05	1.07		137,550	35
12-31-17	12.77	0.15	•	3.40	3.55	0.17	—	—	0.17	—	16.15	27.87		1.05	1.05		1.05	1.01		175,297	37
12-31-16	12.71	0.15	•	0.09	0.24	0.18	—	—	0.18	—	12.77	1.90		1.03	1.03		1.03	1.17		154,225	33
12-31-15	12.94	0.12		(0.23)	(0.11)	0.12	—	—	0.12	—	12.71	(0.94	)(e)	1.00	1.00		1.00	0.88		171,416	43
12-31-14	13.23	0.12	•	(0.26)	(0.14)	0.15	—	—	0.15	—	12.94	(1.11)		1.02	1.02		1.02	0.94		183,379	48

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for VY® JPMorgan Emerging Markets Equity Portfolio would have been (16.33)%, (15.82)%, (16.00)% and (16.16)% for Classes ADV, I, S and S2, respectively.
(b)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, VY®

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (CONTINUED)

T.Rowe Price Equity Income Portfolio’s total returns would have been (9.84)%, (9.24)%, (9.47)% and (9.60)% for Classes ADV, I, S and S2, respectively.
(c)	Excluding amounts related to a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, VY® T.Rowe Price Equity Income Portfolio’s Net Expense Ratios would have been 1.23%, 0.63%, 0.88% and 1.03% for Classes ADV, I, S and S2, respectively.
(d)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, VY® T.Rowe Price Equity Income Portfolio’s Net Investment Income Ratios
would have been 1.65%, 2.25%, 2.00% and 1.85% for Classes ADV, I, S and S2, respectively.
(e)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, VY® T.Rowe Price International Stock Portfolio’s total return would have been (1.44)%, (0.80)% and (1.10)% for Classes ADV, I and S, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-three active separate investment series. The eight series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Liquid Assets), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Government Liquid Assets. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2018, the maximum amount of loss that Invesco Growth and Income and T. Rowe Price

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

International Stock would incur if its counterparties failed to perform would be $104,960 and $309, respectively, which represents the gross payments to be received on open forward foreign currency contracts were they to be unwound as of December 31, 2018. There was no collateral pledged by any counterparty at December 31, 2018 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2018 Invesco Growth Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had a liability position of $161,851, $23,223,816 and $38,187, respectively, on open forward foreign currency contracts and open OTC written options. If a contingent feature would have been triggered as of December 31, 2018, the Portfolio’s could have been required to pay these amounts in cash to its counterparties. There was no collateral pledged by any Portfolio as of December 31, 2018.

At December 31, 2018, Clarion Global Real Estate had not entered into any Master Agreements.

H.  Participatory Notes. JPMorgan Emerging Markets Equity may invest up to 10% of its assets in participatory notes (“P-Notes”). P-Notes are a type of promissory note and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Portfolio to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open P-Notes at December 31, 2018.

I.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2018, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward currency contracts at December 31, 2018. There were no open forward foreign currency contracts at December 31, 2018 for Morgan Stanley Global Franchise, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income.

	Purchased	Sold
Clarion Global Real Estate	$ 34,623	$ 1,078,553
Invesco Growth and Income	12,082,086	49,852,531
Morgan Stanley Global Franchise	—	235,406
T. Rowe Price Capital Appreciation	—	3,012,678
T. Rowe Price Equity Income	—	104,165
T. Rowe Price International Stock	33,931	2,381,631

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin)

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

There were no futures contracts entered into by any Portfolio during the year ended December 31, 2018.

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2018, T. Rowe Price Capital Appreciation had purchased equity options to gain additional exposure to equity risk. There were no open purchased equity options at December 31, 2018.

During the year ended December 31, 2018, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had written equity options to generate income. Please refer to the tables following the Portfolio of Investments for T. Rowe Price Capital Appreciation for open written equity options at December 31, 2018. T. Rowe Price International Stock had no open written equity options at December 31, 2018.

Please refer to Note 9 for the volume of purchased and written option activity during the year ended December 31, 2018 for T. Rowe Price Capital Appreciation and T. Rowe Price International Stock.

K.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2018.

L.  Securities Lending. Each Portfolio may temporarily loan up to 33⅓% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

M.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Clarion Global Real Estate	$ 295,096,511	$ 373,545,509
Invesco Growth and Income	158,344,592	215,292,851
JPMorgan Emerging Markets Equity	110,375,326	179,840,530
Morgan Stanley Global Franchise	104,171,605	145,944,675
T. Rowe Price Capital Appreciation	4,435,326,084	4,152,603,993
T. Rowe Price Equity Income	138,606,411	238,853,701
T. Rowe Price International Stock	79,579,792	93,218,677

U.S. government securities not included above were as follows:

	Purchases	Sales
T. Rowe Price Capital Appreciation	$382,749,733	$388,651,084

NOTE 4 — INVESTMENT MANAGEMENT FEES

Clarion Global Real Estate and T. Rowe Price International Stock have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Clarion Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million

Portfolio	Fee
T. Rowe Price International Stock	0.64% on the first $4 billion; 0.63% on the amount in excess of $4 billion

With the exception of the Portfolios in the table above, the Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(1)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(2)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(1)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

(2)	The assets of these Portfolios are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee applicable to each respective Portfolio.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Clarion Global Real Estate(3), Morgan Stanley Global Franchise and T. Rowe Price Equity Income(4). For Clarion Global Real Estate and Morgan Stanley Global Franchise, the waivers were effective in connection with a sub-advisory fee reduction that occurred on May 1, 2009 and July 1, 2015,

(3)	The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(4)	The waiver for T. Rowe Price Equity Income is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedules of T. Rowe Price Equity Income and VY® T. Rowe Price Growth Equity Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved.

respectively. The waivers are calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For Clarion Global Real Estate and Morgan Stanley Global Franchise, the Investment Adviser waived $28,005 and $100,000, respectively, for the year ended December 31, 2018. For T. Rowe Price Equity Income, the Investment Adviser waived $1,349,415 for the year ended December 31, 2018, which included a payment by the Investment Adviser of $1,242,775, which represented the cumulative underpayment of such waived amounts in prior years due to a calculation error. Termination or modification of these obligations requires approval by the Board.

The sub-advisory fee for JPMorgan Emerging Markets Equity was reduced on June 1, 2017. In conjunction with the sub-advisory fee reduction, the Investment Adviser contractually agreed to waive a portion of the management fee by the same amount. For the year ended December 31, 2018, the Investment Adviser waived $6,194 in management fees for the Portfolio. Effective October 22, 2018, the management fee waiver that was put into place for each of the Voya funds sub-advised by J.P. Morgan Investment Management Inc. was terminated.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares.

Each Portfolio that offers Class ADV shares has a shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2018, there were no waivers necessary to assist the Portfolio in maintaining a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

As of December 31, 2018, the amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2019	2020	2021	Total
Government Liquid Assets	$720	$—	$—	$720

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or other related/affiliated party owned more than 5% of the following Portfolios:

Entity	Portfolio	Percentage
ReliaStar Life Insurance Company	T. Rowe Price International Stock	13.02%
Security Life of Denver Insurance Company	Government Liquid Assets	5.49
	JPMorgan Emerging Markets Equity	7.50
	T. Rowe Price International Stock	5.28
Voya Institutional Trust	Government Liquid Assets	47.36
Company	Clarion Global Real Estate	11.17
	JPMorgan Emerging Markets Equity	9.07
	Morgan Stanley Global Franchise	22.84
	T. Rowe Price Capital Appreciation	25.35
	T. Rowe Price Equity Income	17.41
	T. Rowe Price International Stock	9.49
Voya Insurance and	Government Liquid Assets	41.65
Annuity Company	Clarion Global Real Estate	27.39
	Invesco Growth and Income	70.37
	JPMorgan Emerging Markets Equity	62.17
	Morgan Stanley Global Franchise	75.87
	T. Rowe Price Capital Appreciation	37.74
	T. Rowe Price Equity Income	53.10
	T. Rowe Price International Stock	61.88
Voya Retirement	Clarion Global Real Estate	34.87
Insurance and Annuity	Invesco Growth and Income	17.58
Company	JPMorgan Emerging Markets Equity	14.46
	T. Rowe Price Capital Appreciation	28.80
	T. Rowe Price Equity Income	22.22
	T. Rowe Price International Stock	8.19

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2019	2020	2021	Total
Clarion Global Real Estate	$202,528	$221,339	$336,627	$760,494
T. Rowe Price International Stock	—	—	100,434	100,434

The Expense Limitation Agreements are contractual through May 1, 2019, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2018 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Clarion Global Real Estate	7	$ 3,153,571	2.85%
JPMorgan Emerging Markets Equity	74	1,319,581	2.89
T. Rowe Price Capital Appreciation	5	29,381,800	2.55

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on securities for T. Rowe Price Capital Appreciation during the year ended December 31, 2018 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2017	21,564	$3,169,160
Options Terminated in Closing Sell Transactions	(14,184)	(2,115,714)
Options Expired	(7,380)	(1,053,446)
Balance at 12/31/2018	—	$—

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on securities for T. Rowe Price Capital Appreciation during the year ended December 31, 2018 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2017	38,853	$18,867,828
Options Written	71,888	41,055,538
Options Terminated in Closing Purchase Transactions	(18,314)	(7,791,991)
Options Expired	(27,178)	(13,149,053)
Balance at 12/31/2018	65,249	$38,982,322

Transactions in written options on securities for T. Rowe Price International Stock during the year ended December 31, 2018 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2017	—	$—
Options Written	24	3,463
Options Terminated in Closing Purchase Transactions	(24)	(3,463)
Balance at 12/31/2018	—	$—

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2018	53,679,939	—	898,299	(43,238,147)	11,340,091	53,679,939	—	898,299	(43,238,147)	11,340,091
12/31/2017	16,222,408	—	360,826	(32,024,458)	(15,441,224)	16,222,407	—	360,826	(32,024,458)	(15,441,225)
Class S
12/31/2018	110,350,043	—	4,772,369	(133,647,164)	(18,524,752)	110,350,043	—	4,772,366	(133,647,164)	(18,524,755)
12/31/2017	75,387,463	—	1,705,378	(192,355,933)	(115,263,092)	75,387,463	—	1,705,379	(192,355,932)	(115,263,090)
Class S2
12/31/2018	138,306,770	—	4,204,649	(114,678,340)	27,833,079	138,306,770	—	4,204,653	(114,678,340)	27,833,083
12/31/2017	59,828,231	—	1,053,867	(118,853,862)	(57,971,764)	59,828,230	—	1,053,867	(118,853,862)	(57,971,765)
Clarion Global Real Estate
Class ADV
12/31/2018	101,408	—	84,794	(485,242)	(299,040)	1,169,305	—	965,808	(5,537,167)	(3,402,054)
12/31/2017	146,530	—	66,518	(613,815)	(400,767)	1,691,118	—	765,121	(7,209,022)	(4,752,783)
Class I
12/31/2018	844,331	—	776,752	(6,816,857)	(5,195,774)	10,117,636	—	9,056,924	(79,343,586)	(60,169,026)
12/31/2017	1,305,231	—	580,978	(2,790,620)	(904,411)	15,693,039	—	6,839,586	(33,481,937)	(10,949,312)
Class S
12/31/2018	261,239	—	460,493	(1,455,833)	(734,101)	3,150,172	—	5,350,931	(16,992,074)	(8,490,971)
12/31/2017	443,695	—	353,515	(2,245,480)	(1,448,270)	5,247,498	—	4,147,589	(26,784,490)	(17,389,403)
Class S2
12/31/2018	758	—	4,086	(10,201)	(5,357)	9,036	—	47,888	(118,662)	(61,738)
12/31/2017	4,091	—	3,131	(18,682)	(11,460)	48,643	—	37,010	(226,134)	(140,481)
Invesco Growth and Income
Class ADV
12/31/2018	144,067	—	102,972	(245,999)	1,040	3,550,737	—	2,545,460	(5,986,189)	110,008
12/31/2017	161,818	—	57,906	(125,613)	94,111	4,377,185	—	1,502,657	(3,376,265)	2,503,577
Class I
12/31/2018	124,873	—	166,780	(186,808)	104,845	3,326,506	—	4,159,490	(4,935,536)	2,550,460
12/31/2017	250,925	—	89,659	(190,359)	150,225	6,861,132	—	2,344,580	(5,221,583)	3,984,129
Class S
12/31/2018	267,475	—	2,138,765	(2,902,185)	(495,945)	7,037,487	—	53,854,097	(77,272,478)	(16,380,894)
12/31/2017	974,271	—	1,336,139	(4,391,063)	(2,080,653)	26,435,336	—	35,220,633	(120,606,341)	(58,950,372)
Class S2
12/31/2018	25,054	—	157,118	(160,399)	21,773	640,386	—	3,923,246	(4,127,737)	435,895
12/31/2017	41,240	—	101,107	(406,024)	(263,677)	1,099,693	—	2,644,961	(11,013,316)	(7,268,662)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2018	347,242	—	9,011	(727,322)	(371,069)	6,813,378	—	173,376	(13,696,008)	(6,709,254)
12/31/2017	673,108	—	6,463	(383,420)	296,151	12,034,874	—	118,673	(6,841,777)	5,311,770
Class I
12/31/2018	659,944	—	30,950	(1,062,946)	(372,052)	13,482,036	—	623,640	(21,475,810)	(7,370,134)
12/31/2017	823,913	—	24,440	(1,201,356)	(353,003)	15,247,952	—	469,499	(21,575,370)	(5,857,919)

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Emerging Markets Equity (continued)
Class S
12/31/2018	1,073,675	—	111,895	(4,376,095)	(3,190,525)	22,142,279	—	2,244,617	(88,213,515)	(63,826,619)
12/31/2017	2,004,406	—	102,981	(5,008,893)	(2,901,506)	36,668,752	—	1,968,991	(93,554,363)	(54,916,620)
Class S2
12/31/2018	32,262	—	2,652	(141,406)	(106,492)	649,196	—	52,676	(2,743,467)	(2,041,595)
12/31/2017	28,761	—	2,376	(300,754)	(269,617)	516,020	—	44,978	(5,577,591)	(5,016,593)
Morgan Stanley Global Franchise
Class ADV
12/31/2018	396,736	—	870,423	(609,572)	657,587	6,164,455	—	13,099,859	(9,863,794)	9,400,520
12/31/2017	465,069	—	354,290	(606,687)	212,672	7,387,674	—	5,640,299	(9,700,057)	3,327,916
Class R6
12/31/2018	4,443	—	648	(1,920)	3,171	76,150	—	10,394	(35,281)	51,263
12/31/2017	197	—	206	(1,150)	(747)	3,333	—	3,464	(19,136)	(12,339)
Class S
12/31/2018	345,570	—	2,581,095	(2,405,916)	520,749	5,908,738	—	41,529,824	(41,096,073)	6,342,489
12/31/2017	231,100	—	1,305,521	(5,356,908)	(3,820,287)	4,050,249	—	21,958,862	(90,506,719)	(64,497,608)
Class S2
12/31/2018	29,074	—	381,372	(372,812)	37,634	485,209	—	6,082,883	(6,305,022)	263,070
12/31/2017	50,501	—	198,886	(815,569)	(566,182)	839,397	—	3,321,398	(13,802,706)	(9,641,911)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2018	3,115,179	—	3,760,244	(1,735,675)	5,139,748	81,802,098	—	95,178,479	(44,879,687)	132,100,890
12/31/2017	3,635,034	—	2,037,058	(1,422,366)	4,249,726	94,401,437	—	52,256,758	(37,051,641)	109,606,554
Class I
12/31/2018	6,659,889	—	4,706,697	(6,046,493)	5,320,093	184,182,763	—	124,567,106	(166,070,288)	142,679,581
12/31/2017	6,317,704	—	2,674,886	(7,520,674)	1,471,916	171,509,750	—	71,847,793	(200,420,950)	42,936,593
Class R6
12/31/2018	1,577,953	—	301,696	(310,408)	1,569,241	43,403,614	—	7,964,813	(8,501,758)	42,866,669
12/31/2017	1,985,032	—	92,868	(258,391)	1,819,509	53,769,846	—	2,503,013	(6,856,066)	49,416,793
Class S
12/31/2018	2,355,404	—	13,722,558	(18,360,494)	(2,282,532)	64,615,518	—	363,602,203	(504,979,291)	(76,761,570)
12/31/2017	3,799,042	—	9,100,498	(26,247,427)	(13,347,887)	102,309,607	—	243,791,036	(711,323,546)	(365,222,903)
Class S2
12/31/2018	172,954	—	258,341	(415,693)	15,602	4,727,628	—	6,795,562	(11,262,196)	260,994
12/31/2017	127,771	—	177,518	(847,250)	(541,961)	3,408,006	—	4,712,248	(22,730,496)	(14,610,242)
T. Rowe Price Equity Income
Class ADV
12/31/2018	250,918	—	707,295	(632,721)	325,492	3,259,664	—	8,544,546	(8,482,699)	3,321,511
12/31/2017	379,275	—	354,603	(756,035)	(22,157)	5,290,218	—	4,791,853	(10,539,452)	(457,381)
Class I
12/31/2018	537,040	—	1,333,165	(1,166,853)	703,352	7,391,108	—	16,430,325	(16,046,569)	7,774,864
12/31/2017	753,643	—	674,616	(4,391,037)	(2,962,778)	10,605,116	—	9,335,713	(62,952,711)	(43,011,882)
Class S
12/31/2018	823,928	—	8,908,634	(7,994,575)	1,737,987	11,277,412	—	110,181,926	(109,083,800)	12,375,538
12/31/2017	1,688,360	—	4,991,842	(14,833,067)	(8,152,865)	23,938,452	—	68,926,776	(210,540,844)	(117,675,616)
Class S2
12/31/2018	122,058	—	1,520,959	(999,152)	643,865	1,559,057	—	18,499,686	(13,277,552)	6,781,191
12/31/2017	124,902	—	780,948	(1,328,300)	(422,450)	1,751,998	—	10,632,040	(18,673,847)	(6,289,809)
T. Rowe Price International Stock
Class ADV
12/31/2018	225,885	—	18,711	(194,894)	49,702	3,502,776	—	293,947	(3,028,069)	768,654
12/31/2017	261,274	—	10,236	(139,563)	131,947	3,896,445	—	155,999	(2,046,173)	2,006,271
Class I
12/31/2018	87,450	—	50,883	(294,169)	(155,836)	1,336,303	—	800,891	(4,648,852)	(2,511,658)
12/31/2017	110,064	—	38,168	(348,874)	(200,642)	1,635,856	—	582,062	(5,235,925)	(3,018,007)
Class S
12/31/2018	636,418	—	179,669	(1,582,543)	(766,456)	9,963,602	—	2,820,796	(24,377,197)	(11,592,799)
12/31/2017	1,787,130	—	128,776	(3,139,122)	(1,223,216)	26,056,982	—	1,957,392	(46,754,777)	(18,740,403)

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2018:

Clarion Global Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$1,173,290	$(1,173,290)	$ —
Total	$1,173,290	$(1,173,290)	$ —

(1)	Collateral with a fair value of $1,234,971 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$584,778	$(584,778)	$—
Goldman, Sachs & Co. LLC	2,730,233	(2,730,233)	—
Macquarie Bank Limited	1,121,307	(1,121,307)	—
National Bank Of Canada Financial Inc	3,350,856	(3,350,856)	—
Total	$7,787,174	$(7,787,174)	$—

(1)	Collateral with a fair value of $8,088,603 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas	$123,667,015	$(123,667,015)	$ —
Barclays Bank PLC	3,064,274	(3,064,274)	—
Barclays Capital Inc.	992,871	(992,871)	—
Citadel Securities LLC	42,544	(42,544)	—
Citigroup Global Markets Limited	9,781,070	(9,781,070)	—
Goldman, Sachs & Co. LLC	35,168	(35,168)	—
J.P. Morgan Securities LLC	281,639	(281,639)	—
Jefferies LLC	776,800	(776,800)	—
MUFG Securities Americas Inc.	3,348,993	(3,348,993)	—
Morgan Stanley & Co. LLC	4,381,252	(4,381,252)	—
National Financial Services LLC	106,095	(106,095)	—
Nomura International PLC	4,537,610	(4,537,610)	—
RBC Capital Markets, LLC	3,468,699	(3,468,699)	—
Societe Generale	1,210,029	(1,210,029)	—
UBS Securities LLC.	472,456	(472,456)	—
Total	$156,166,515	$(156,166,515)	$ —

(1)	Collateral with a fair value of $158,750,767 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity Income Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$38,030	$(38,030)	$ —
Barclays Bank PLC	2,252,712	(2,252,712)	—
Deutsche Bank Securities Inc.	604,193	(604,193)	—
MUFG Securities Americas Inc.	898,785	(898,785)	—
National Bank Of Canada Financial Inc	5,161,661	(5,161,661)	—
National Financial Services LLC	96,607	(96,607)	—
Total	$9,051,988	$(9,051,988)	$ —

(1)	Collateral with a fair value of $9,347,853 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

T. Rowe Price International Stock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$227,217	$(227,217)	$—
Citigroup Global Markets Inc.	1,223,973	(1,223,973)	—
Credit Suisse Securities (Europe) Limited	58,386	(58,386)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	13,380	(13,380)	—
Morgan Stanley & Co. LLC	521,743	(521,743)	—
Natixis Securities America LLC	9,106	(9,106)	—
Scotia Capital (USA) INC	95,554	(95,554)	—
UBS Securities LLC.	14,060	(14,060)	—
Total	$2,163,419	$(2,163,419)	$—

(1)	Collateral with a fair value of $2,269,735 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At December 31,

2018, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Depreciation at 12/31/18*
Zayo Group LLC	$4,000,000	$ 30,014
Kronos Inc	4,650,000	91,850
	$8,650,000	$121,864

*	Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 13 — SECURITIES LENDING SETTLEMENT

In February 2018, Voya Investments and Directed Services LLC (collectively, the “Respondent”) entered into a settlement agreement (the “Settlement”) with the Securities and Exchange Commission related to certain securities lending practices employed within various insurance-dedicated Voya mutual funds. The Respondent paid disgorgement, prejudgment interest and a civil money penalty of $3,647,469, including payments to the impacted mutual funds totaling $2,024,355. During the year ended December 31, 2018, T. Rowe Price Equity Income received a payment of $107,986 related to the Settlement and such amount is recorded in Settlement Income in the accompanying Statements of Operations.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2018:

	Paid-in Capital	Distributable Earnings
Clarion Global Real Estate	$(1,990,995)	$1,990,995
T. Rowe Price Capital Appreciation	(77)	77

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$9,875,318	$—	$3,120,072	$—
Clarion Global Real Estate	15,421,551	—	11,789,306	—
Invesco Growth and Income	7,121,509	57,360,784	11,398,527	30,314,304
JPMorgan Emerging Markets Equity	3,094,309	—	2,602,141	—
Morgan Stanley Global Franchise	4,848,074	55,874,886	5,410,095	25,513,928
T. Rowe Price Capital Appreciation	255,040,429	343,067,734	82,483,989	292,626,859
T. Rowe Price Equity Income	21,746,801	131,909,682	19,343,945	74,342,437
T. Rowe Price International Stock	3,915,634	—	2,695,453	—

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2018 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Government Liquid Assets	$21,526	$—	$—
Clarion Global Real Estate	6,290,556	—	12,087,310
Invesco Growth and Income	10,635,649	51,890,885	15,198,185
JPMorgan Emerging Markets Equity	1,434,978	26,130,364	73,116,005
Morgan Stanley Global Franchise	3,000,004	41,692,271	46,413,530
T. Rowe Price Capital Appreciation	25,239,687	360,803,609	327,549,965
T. Rowe Price Equity Income	4,251,117	76,671,244	57,446,566
T. Rowe Price International Stock	2,424,284	11,410,652	(2,849,871)

At December 31, 2018, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:

	Government Liquid Assets	Clarion Global Real Estate	Invesco Growth and Income	JPMorgan Emerging Markets Equity
Distributions from net investment income:
Class ADV	$—	$(765,121)	$(379,683)	$(118,673)
Class I	(348,665)	(6,839,586)	(693,823)	(469,499)
Class S	(1,614,236)	(4,147,589)	(9,648,264)	(1,968,991)
Class S2	(970,907)	(37,010)	(676,757)	(44,978)
	$(2,933,808)	$(11,789,306)	$(11,398,527)	$(2,602,141)
Distributions from net realized gains:
Class ADV	$—	$—	$(1,122,973)	$—
Class I	(12,161)	—	(1,650,757)	—
Class S	(91,143)	—	(25,572,370)	—
Class S2	(82,960)	—	(1,968,204)	—
	$(186,264)	$—	$(30,314,304)	$—
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$(29,733)	$15,447,199	$7,833,537	$3,068,789

	Morgan Stanley Global Franchise	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income	T. Rowe Price International Stock
Distributions from net investment income:
Class ADV	$(766,549)	$(8,799,414)	$(911,053)	$(155,999)
Class I	—	(17,227,075)	(2,225,668)	(582,062)
Class R6	(661)	(787,698)	—	—
Class S	(3,542,367)	(47,990,672)	(14,059,708)	(1,957,392)
Class S2	(474,982)	(778,960)	(2,147,516)	—
	$(4,784,559)	$(75,583,819)	$(19,343,945)	$(2,695,453)
Distributions from net realized gains:
Class ADV	$(4,873,750)	$(43,457,344)	$(3,880,800)	$—
Class I	—	(54,620,718)	(7,110,045)	—
Class R6	(2,803)	(1,715,315)	—	—
Class S	(18,416,495)	(195,800,364)	(54,867,068)	—
Class S2	(2,846,416)	(3,933,288)	(8,484,524)	—
	$(26,139,464)	$(299,527,029)	$(74,342,437)	$—
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$3,755,154	$13,266,388	$1,879,796	$3,949,901

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 15 — LITIGATION

On September 24, 2012, certain Voya mutual funds, including T. Rowe Price Equity Income Portfolio (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action” and/or the “Actual Fraudulent Action”). The FitzSimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In the FitzSimons Action, the plaintiff (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.

In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).

On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.

On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.

On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”). On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants, filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order does not provide any specific timing for, or guidance on, next steps, but it is possible that the Second Circuit may request additional proceedings on the merits.

Procedural History of the FitzSimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the FitzSimons Action would remain with the District Court.

Motions to Dismiss

On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead and the Subject Fund is no longer a defendant in the FitzSimons Action. Because of a procedural issue, the Trustee cannot automatically appeal the decision, but must first obtain permission from the District Court. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 15 — LITIGATION (continued)

Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.

On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Richard Sullivan to Judge Denise Cote. On December 3, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision does not directly impact the shareholder defendants, and because his granting of a motion to dismiss does not resolve all of the motions, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which was issued almost two years ago).

On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s decision. While the Trustee’s motion for reconsideration does not directly impact the claims against shareholder defendants, it does contain allegations regarding Tribune’s insolvency at step one of the LBO and asserts that step one and step two of the LBO should be “collapsed” and not treated as distinct transactions. If adopted, the Trustee’s positions would be unhelpful to the shareholder defendants.

Trustee’s Motion to Amend Complaint

On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.

On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it will be preferable to hold off until there is a further ruling from the Second Circuit in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter which voiced general support for a broad based mediation effort.

In January, 2019, Judge Cote advised in a status conference that she would consider a renewed motion to lift the stay. Thereafter she ruled on a number of dispositive motions filed by directors and officers. Her ruling left portions of the Fitzsimons case involving directors and officers open. The parties are now preparing for a two-month mediation period, which is to be followed by expedited discovery.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to discuss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $18,125,400). The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 17 — SUBSEQUENT EVENTS

Subsequent to December 31, 2018, the following Portfolio paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Government Liquid Assets
Class I	NII	$0.0018	February 1, 2019	Daily
Class S	NII	$0.0016	February 1, 2019	Daily
Class S2	NII	$0.0015	February 1, 2019	Daily
All Classes	STCG	$0.0001	February 1, 2019	January 30, 2019

NII—Net investment income

STCG—Short-term capital gain

55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

Management fee waivers: On September 14, 2018, the Board approved a management fee waiver for Clarion Global Real Estate, Morgan Stanley Global Franchise, and T. Rowe Price Equity Income. Effective May 1, 2019, the Investment Adviser has agreed to waive 0.010%, 0.026%, and 0.030%, of the management fee for each Portfolio, respectively. Any fees waived or reimbursed are not eligible for recoupment. This waiver replaces the management fee waiver effective in connection with a sub-advisory fee reduction. The termination of that obligation was also approved by the Board on September 14, 2018.

On January 25, 2019, the Board ratified a management fee waiver for T. Rowe Price International Stock. Pursuant to a side letter agreement, the Investment Adviser has agreed to waive 0.04% of the management fee for the Portfolio retroactively effective November 1, 2018. Any fees waived or reimbursed are not eligible for recoupment.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

56

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY DEBT: 39.7%
26,750,000	Fannie Mae Discount Note, 2.330%, 01/02/2019	$26,748,291	3.3
5,000,000	Fannie Mae, 2.510%, (US0001M + 0.000%), 02/28/2019	5,000,488	0.6
28,500,000	Fannie Mae, 2.530%, (SOFRRATE + 0.070%), 10/30/2019	28,500,000	3.6
1,729,000	Federal Farm Credit Banks, 1.910%, 01/25/2019	1,728,233	0.2
1,525,000	Federal Farm Credit Banks, 2.110%, 01/07/2019	1,524,725	0.2
5,100,000	Federal Farm Credit Banks, 2.210%, (US0001M + (0.140)%), 07/02/2019	5,098,322	0.6
7,750,000	Federal Farm Credit Banks, 2.290%, (US0001M + (0.060)%), 04/03/2019	7,750,432	1.0
1,500,000	Federal Farm Credit Banks, 2.300%, (US0001M + (0.135)%), 06/13/2019	1,499,545	0.2
7,500,000	Federal Farm Credit Banks, 2.340%, (US0001M + (0.095)%), 09/13/2019	7,499,790	0.9
1,600,000	Federal Farm Credit Banks, 2.400%, (FEDL01 + 0.000%), 08/08/2019	1,599,503	0.2
1,200,000	Federal Farm Credit Banks, 2.400%, (US0001M + (0.105)%), 09/25/2019	1,199,864	0.2
20,250,000	Federal Farm Credit Banks, 2.420%, (FCPR DLY + (3.080)%), 03/12/2019	20,249,265	2.5
14,480,000	Federal Farm Credit Banks, 2.420%, (US0001M + (0.085)%), 05/24/2019	14,479,872	1.8
2,200,000	Federal Farm Credit Banks, 2.420%, (FEDL01 + 0.015%), 10/28/2019	2,199,273	0.3
13,250,000	Federal Farm Credit Banks, 2.440%, 01/17/2019	13,243,226	1.7
6,285,000	Federal Farm Credit Banks, 2.460%, (US0001M + (0.040)%), 04/24/2019	6,286,113	0.8
18,700,000	Federal Farm Credit Banks, 2.530%, (USBMMY3M + 0.100%), 01/25/2019	18,701,835	2.3
12,000,000	Federal Farm Credit Banks, 2.550%, (FCPR DLY + (2.950)%), 09/25/2019	12,004,346	1.5
1,500,000	Federal Farm Credit Banks, 2.610%, (US0001M + 0.170%), 11/14/2019	1,502,730	0.2
18,750,000	Federal Farm Credit Banks, 2.640%, (US0001M + 0.190%), 05/16/2019	18,769,051	2.3
2,750,000	Federal Farm Credit Banks, 2.640%, (US0001M + 0.190%), 07/15/2019	2,754,010	0.4
3,648,000	Federal Farm Credit Banks, 2.670%, (US0001M + 0.170%), 01/22/2019	3,648,637	0.5
11,470,000	Federal Home Loan Bank Discount Notes, 2.180%, 01/02/2019	11,469,315	1.4

U.S. GOVERNMENT AGENCY DEBT: (continued)
10,500,000	Federal Home Loan Banks, 2.210%, (US0001M + (0.140)%), 01/02/2019	$10,499,993	1.3
650,000	Federal Home Loan Banks, 2.240%, (US0003M + (0.200)%), 01/18/2019	650,047	0.1
8,250,000	Federal Home Loan Banks, 2.250%, (US0001M + (0.100)%), 09/04/2019	8,250,000	1.0
3,300,000	Federal Home Loan Banks, 2.520%, (US0003M + (0.160)%), 05/24/2019	3,300,161	0.4
10,750,000	Federal Home Loan Banks, 2.630%, (US0003M + (0.160)%), 06/20/2019	10,754,073	1.3
1,500,000	Federal Home Loan Banks, 2.660%, (US0003M + (0.160)%), 06/27/2019	1,500,888	0.2
26,750,000	Freddie Mac Discount Notes, 2.310%, 01/02/2019	26,748,306	3.3
10,750,000	Freddie Mac, 2.360%, (US0001M + (0.100)%), 03/18/2019	10,750,000	1.3
13,500,000	Freddie Mac, 2.400%, (US0001M + (0.110)%), 05/28/2019	13,500,000	1.7
19,000,000	Freddie Mac, 2.470%, (US0003M + (0.225)%), 08/27/2019	19,000,000	2.4

	Total U.S. Government Agency Debt (Cost $318,410,334)	318,410,334	39.7

U.S. TREASURY DEBT: 29.9%
240,500,000	United States Treasury Bill, 2.430%, 01/29/2019	240,068,252	29.9
	Total U.S. Treasury Debt (Cost $240,068,252)	240,068,252	29.9

U.S. TREASURY REPURCHASE AGREEMENT: 31.3%
	Repurchase Agreement: 31.3%
110,000,000	Deutsche Bank Repurchase Agreement dated 12/31/2018, 2.90%, due 1/2/2019, $110,017,722 to be received upon repurchase (Collateralized by $103,205,822, multiple securities, 0.00–7.50%, Market Value plus accrued interest $112,715,281 due 7/31/2019–8/15/2030	110,000,000	13.7

See Accompanying Notes to Financial Statements

57

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. TREASURY REPURCHASE AGREEMENT: (continued)
	Repurchase Agreement: (continued)
141,039,000	Deutsche Bank Repurchase Agreement dated 12/31/2018, 2.90%, due 1/2/2019, $141,061,723 to be received upon repurchase (Collateralized by $143,506,800, Note, 2.625%, Market Value plus accrued interest $143,859,827 due 12/31/2023) Goldman Sachs Repurchase A	$141,039,000	17.6

	Total U.S. Treasury Repurchase Agreement (Cost $251,039,000)	251,039,000	31.3

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 9.8%
39,500,000	(1)	Morgan Stanley Institutional Liquidity Funds —Government Portfolio (Institutional Share Class), 2.290%, 01/02/19	39,500,000	4.9

INVESTMENT COMPANIES: (continued)
		Mutual Funds: 4.9%
39,500,000	(1)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 2.270%, 01/02/19	$39,500,000	4.9

		Total Investment Companies (Cost $79,000,000)	79,000,000	9.8

		Total Investments in Securities (Cost $888,517,586)	$888,517,586	110.7
		Liabilities in Excess of Other Assets	(85,612,362)	(10.7)
		Net Assets	$802,905,224	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:

FCPR DLY	Federal Reserve Bank Prime Loan Rate
FEDL01	Federal Funds Effective Rate
SOFRRATE	Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$240,068,252	$—	$240,068,252
U.S. Treasury Repurchase Agreement	—	251,039,000	—	251,039,000
U.S. Government Agency Debt	—	318,410,334	—	318,410,334
Investment Companies	79,000,000	—	—	79,000,000
Total Investments, at fair value	$79,000,000	$809,517,586	$—	$888,517,586

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2018:

Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$251,039,000	$(251,039,000)	$—
Totals	$251,039,000	$(251,039,000)	$—

(1)	Collateral with a fair value of $256,575,108 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

58

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost of investments for federal income tax purposes is the same as for financial statement purposes.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

See Accompanying Notes to Financial Statements

59

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.4%
		Australia: 4.3%
303,134		Dexus	$2,268,840	1.1
679,879		GPT Group	2,558,413	1.2
2,089,642		Mirvac Group	3,300,223	1.6
114,227		Other Securities	855,658	0.4
			8,983,134	4.3

		Belgium: 1.0%
42,027	(1)	Other Securities	2,163,491	1.0

		Canada: 1.9%
265,864	(2)	Other Securities	3,907,536	1.9

		China: 0.5%
310,000		Other Securities	1,068,822	0.5

		Germany: 5.0%
19,158	(3)	ADO Properties SA	996,702	0.5
20,665		LEG Immobilien AG	2,155,978	1.0
74,943		TAG Immobilien AG	1,706,963	0.8
124,822		Vonovia SE	5,626,846	2.7
			10,486,489	5.0

		Hong Kong: 8.6%
812,000		CK Asset Holdings Ltd.	5,941,063	2.8
468,000		Link REIT	4,744,455	2.3
1,639,000		New World Development Ltd.	2,164,742	1.0
398,000		Wheelock & Co., Ltd.	2,278,537	1.1
363,285		Other Securities	2,993,557	1.4
			18,122,354	8.6

		Ireland: 0.7%
947,893		Other Securities	1,415,290	0.7

		Japan: 11.5%
190,599		Hulic Co. Ltd.	1,703,263	0.8
3,248		Japan Hotel REIT Investment Corp.	2,318,342	1.1
239,529		Mitsui Fudosan Co., Ltd.	5,320,396	2.5
1,687		Mori Hills REIT Investment Corp.	2,123,766	1.0
1,859		Orix JREIT, Inc.	3,091,529	1.5
307,737		Other Securities	9,595,146	4.6
			24,152,442	11.5

		Luxembourg: 0.7%
66,619		Other Securities	1,447,966	0.7

		Norway: 0.4%
69,208	(3)	Entra ASA	921,718	0.4

		Singapore: 2.4%
896,900		CapitaLand Commercial Trust	1,152,002	0.6

COMMON STOCK: (continued)
		Singapore: (continued)
1,192,300		CapitaLand Ltd.	$2,718,956	1.3
1,242,699		Other Securities	1,149,471	0.5
			5,020,429	2.4

		Spain: 1.5%
175,848		Inmobiliaria Colonial Socimi SA	1,639,253	0.8
140,637	(1)	Other Securities	1,512,726	0.7
			3,151,979	1.5

		Sweden: 3.4%
143,394		Castellum AB	2,649,729	1.3
146,755		Fabege AB	1,961,527	0.9
247,639	(1)	Other Securities	2,572,699	1.2
			7,183,955	3.4

		United Kingdom: 3.9%
287,879		Land Securities Group PLC	2,955,900	1.4
240,346		Segro PLC	1,804,312	0.8
169,505		Unite Group PLC	1,742,775	0.8
498,087		Other Securities	1,825,323	0.9
			8,328,310	3.9

		United States: 53.6%
38,657		Alexandria Real Estate Equities, Inc.	4,454,833	2.1
58,674		American Campus Communities, Inc.	2,428,517	1.1
33,345		AvalonBay Communities, Inc.	5,803,697	2.8
137,857		Brixmor Property Group, Inc.	2,025,119	1.0
89,218		Columbia Property Trust, Inc.	1,726,368	0.8
249,985		Cousins Properties, Inc.	1,974,882	0.9
19,326		Crown Castle International Corp.	2,099,383	1.0
108,137		CubeSmart	3,102,451	1.5
66,634		CyrusOne, Inc.	3,523,606	1.7
97,897		Douglas Emmett, Inc.	3,341,225	1.6
79,657		Duke Realty Corp.	2,063,116	1.0
10,183		Equinix, Inc.	3,590,119	1.7
88,053		Equity Residential	5,812,379	2.8
64,561		Extra Space Storage, Inc.	5,841,479	2.8
128,781		Healthcare Trust of America, Inc.	3,259,447	1.5
33,960		Hilton Worldwide Holdings, Inc.	2,438,328	1.2
98,022		Hudson Pacific Properties, Inc.	2,848,519	1.3
160,134		Invitation Homes, Inc.	3,215,491	1.5
46,420		JBG Smith Properties	1,615,880	0.8

See Accompanying Notes to Financial Statements

60

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
23,652	Mid-America Apartment Communities, Inc.	$2,263,496	1.1
130,628	ProLogis, Inc.	7,670,476	3.6
72,552	Regency Centers Corp.	4,257,351	2.0
62,300	Simon Property Group, Inc.	10,465,777	5.0
113,690	Store Capital Corp.	3,218,564	1.5
35,486	Sun Communities, Inc.	3,609,281	1.7
377,761	Vereit, Inc.	2,700,991	1.3
169,511	VICI Properties, Inc.	3,183,417	1.5
110,464	Welltower, Inc.	7,667,306	3.6
248,414	Other Securities	6,782,459	3.2
		112,983,957	53.6

	Total Common Stock (Cost $187,586,986)	209,337,872	99.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateral(4): 0.6%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,000,163, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%–5.000%, Market Value plus accrued interest $1,020,168, due 11/15/23–05/15/58)	1,000,000	0.5
234,971	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $235,014, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $239,670, due 01/25/19–10/20/68)	234,971	0.1
		1,234,971	0.6

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.2%
397,476	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $397,476)	$397,476	0.2

		Total Short-Term Investments (Cost $1,632,447)	1,632,447	0.8
		Total Investments in Securities (Cost $189,219,433)	$210,970,319	100.2
		Liabilities in Excess of Other Assets	(325,420)	(0.2)
		Net Assets	$210,644,899	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	The grouping contains non-income producing securities.
(2)	The grouping contains securities on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2018.

REIT Diversification	Percentage of Net Assets
Office REITs	14.5%
Real Estate Operating Companies	12.7
Residential REITs	12.4
Retail REITs	11.8
Specialized REITs	10.6
Diversified REITs	9.4
Diversified Real Estate Activities	8.0
Industrial REITs	7.4
Health Care REITs	5.1
Real Estate Development	3.3
Hotel & Resort REITs	1.9
Hotels, Resorts & Cruise Lines	1.6
Health Care Facilities	0.7
Assets in Excess of Other Liabilities*	0.6
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

61

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,983,134	$—	$8,983,134
Belgium	2,163,491	—	—	2,163,491
Canada	3,907,536	—	—	3,907,536
China	—	1,068,822	—	1,068,822
Germany	—	10,486,489	—	10,486,489
Hong Kong	—	18,122,354	—	18,122,354
Ireland	691,292	723,998	—	1,415,290
Japan	—	24,152,442	—	24,152,442
Luxembourg	—	1,447,966	—	1,447,966
Norway	—	921,718	—	921,718
Singapore	—	5,020,429	—	5,020,429
Spain	—	3,151,979	—	3,151,979
Sweden	—	7,183,955	—	7,183,955
United Kingdom	842,275	7,486,035	—	8,328,310
United States	112,983,957	—	—	112,983,957
Total Common Stock	120,588,551	88,749,321	—	209,337,872
Short-Term Investments	397,476	1,234,971	—	1,632,447
Total Investments, at fair value	$120,986,027	$89,984,292	$—	$210,970,319
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(12,889)	$—	$(12,889)
Total Liabilities	$—	$(12,889)	$—	$(12,889)

(1)	For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $14,658,136 and $946,825 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® Clarion Global Real Estate Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 939,182	HKD 7,359,124	Brown Brothers Harriman & Co.	01/02/19	$(621)
USD 340,197	SEK 3,068,112	Brown Brothers Harriman & Co.	01/02/19	(5,976)
USD 524,597	JPY 58,100,695	Brown Brothers Harriman & Co.	01/07/19	(5,668)
USD 84,011	JPY 9,272,540	Brown Brothers Harriman & Co.	01/08/19	(624)
				$(12,889)

Currency Abbreviations

HKD	—	Hong Kong Sar Dollar
JPY	—	Japanese Yen
SEK	—	Swedish Krona
USD	—	United States Dollar

See Accompanying Notes to Financial Statements

62

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$12,889
Total Liability Derivatives		$12,889

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$18,348
Total	$18,348

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(12,889)
Total	$(12,889)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $198,884,644.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$26,514,861
Gross Unrealized Depreciation	(14,427,551)
Net Unrealized Appreciation	$12,087,310

See Accompanying Notes to Financial Statements

63

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Communication Services: 3.4%
23,209	(1)	Charter Communications, Inc.	$6,613,869	1.6
133,742		Comcast Corp. — Class A	4,553,915	1.1
67,651		Other Securities	2,957,702	0.7
			14,125,486	3.4

		Consumer Discretionary: 7.5%
177,933		Carnival Corp.	8,772,097	2.1
182,278	(1)	eBay, Inc.	5,116,543	1.2
307,697		General Motors Co.	10,292,465	2.4
1,532,374		Kingfisher PLC	4,029,058	1.0
87,696	(2)	Other Securities	3,325,432	0.8
			31,535,595	7.5

		Consumer Staples: 5.5%
224,411		Mondelez International, Inc.	8,983,172	2.1
131,105		Philip Morris International, Inc.	8,752,570	2.1
167,464	(1)	US Foods Holding Corp.	5,298,561	1.3
			23,034,303	5.5

		Energy: 14.0%
124,639		Anadarko Petroleum Corp.	5,464,174	1.3
1,137,768		BP PLC	7,192,614	1.7
191,056		Canadian Natural Resources Ltd.	4,609,863	1.1
284,378		Devon Energy Corp.	6,409,880	1.5
290,922		Marathon Oil Corp.	4,171,821	1.0
140,974		Occidental Petroleum Corp.	8,652,984	2.1
344,065		Royal Dutch Shell PLC — Class A	10,126,810	2.4
263,795		TechnipFMC PLC	5,165,106	1.2
236,098		Other Securities	7,231,354	1.7
			59,024,606	14.0

		Financials: 28.8%
261,554		American International Group, Inc.	10,307,843	2.4
28,996		Aon PLC	4,214,859	1.0
649,484		Bank of America Corp.	16,003,286	3.8
335,176		Citigroup, Inc.	17,449,263	4.1
277,204		Citizens Financial Group, Inc.	8,241,275	2.0
203,155		Fifth Third Bancorp	4,780,237	1.1
22,895		Goldman Sachs Group, Inc.	3,824,610	0.9
134,360		JPMorgan Chase & Co.	13,116,223	3.1
254,837		Morgan Stanley	10,104,287	2.4
49,838		PNC Financial Services Group, Inc.	5,826,561	1.4
78,647		State Street Corp.	4,960,266	1.2
185,030		Wells Fargo & Co.	8,526,182	2.0
40,749		Willis Towers Watson PLC	6,188,143	1.5
380,028		Other Securities	7,952,577	1.9
			121,495,612	28.8

COMMON STOCK: (continued)
		Health Care: 17.8%
17,645		Anthem, Inc.	$4,634,106	1.1
102,514		Bristol-Myers Squibb Co.	5,328,678	1.3
157,146		CVS Health Corp.	10,296,206	2.4
104,786		Johnson & Johnson	13,522,633	3.2
51,414		McKesson Corp.	5,679,705	1.3
59,121		Medtronic PLC	5,377,646	1.3
95,883		Merck & Co., Inc.	7,326,420	1.7
102,028		Novartis AG	8,738,113	2.1
61,458		Sanofi	5,331,482	1.3
54,274		Zimmer Biomet Holdings, Inc.	5,629,299	1.3
51,686	(2)	Other Securities	3,312,556	0.8
			75,176,844	17.8

		Industrials: 6.0%
80,550		CSX Corp.	5,004,571	1.2
51,353		General Dynamics Corp.	8,073,205	1.9
63,438		Ingersoll-Rand PLC — Class A	5,787,449	1.4
222,109		Johnson Controls International plc	6,585,532	1.5
			25,450,757	6.0

		Information Technology: 10.3%
210,759		Cisco Systems, Inc.	9,132,187	2.2
84,331		Cognizant Technology Solutions Corp.	5,353,332	1.3
175,297		Intel Corp.	8,226,688	1.9
204,227		Oracle Corp.	9,220,849	2.2
141,457		Qualcomm, Inc.	8,050,318	1.9
126,881		Other Securities	3,414,368	0.8
			43,397,742	10.3

		Materials: 2.7%
136,820		Mosaic Co.	3,996,512	0.9
215,263		Other Securities	7,576,797	1.8
			11,573,309	2.7

		Utilities: 1.2%
92,038		Other Securities	4,916,870	1.2

		Total Common Stock (Cost $391,928,540)	409,731,124	97.2

SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
9,143,746	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $9,143,746)	9,143,746	2.2
		Total Short-Term Investments (Cost $9,143,746)	9,143,746	2.2
		Total Investments in Securities (Cost $401,072,286)	$418,874,870	99.4
		Assets in Excess of Other Liabilities	2,716,047	0.6
		Net Assets	$421,590,917	100.0

See Accompanying Notes to Financial Statements

64

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$14,125,486	$—	$—	$14,125,486
Consumer Discretionary	27,506,537	4,029,058	—	31,535,595
Consumer Staples	23,034,303	—	—	23,034,303
Energy	41,705,182	17,319,424	—	59,024,606
Financials	121,495,612	—	—	121,495,612
Health Care	61,107,249	14,069,595	—	75,176,844
Industrials	25,450,757	—	—	25,450,757
Information Technology	43,397,742	—	—	43,397,742
Materials	8,686,513	2,886,796	—	11,573,309
Utilities	4,916,870	—	—	4,916,870
Total Common Stock	371,426,251	38,304,873	—	409,731,124
Short-Term Investments	9,143,746	—	—	9,143,746
Total Investments, at fair value	$380,569,997	$38,304,873	$—	$418,874,870
Other Financial Instruments+
Forward Foreign Currency Contracts	—	104,960	—	104,960
Total Assets	$380,569,997	$38,409,833	$—	$418,979,830
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(161,851)	$—	$(161,851)
Total Liabilities	$—	$(161,851)	$—	$(161,851)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

65

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 556,920	USD 397,728	State Street Bank and Trust Co.	02/01/19	$(5,213)
CAD 16,657	USD 12,412	State Street Bank and Trust Co.	02/01/19	(201)
GBP 26,881	USD 34,100	State Street Bank and Trust Co.	02/01/19	215
USD 1,766,629	CAD 2,372,653	State Street Bank and Trust Co.	02/01/19	27,284
USD 2,013,520	EUR 1,756,393	State Street Bank and Trust Co.	02/01/19	(4,053)
USD 8,025,386	GBP 6,326,076	State Street Bank and Trust Co.	02/01/19	(50,167)
USD 1,251,017	AUD 1,739,395	State Street Bank and Trust Co.	02/01/19	25,098
USD 3,281,148	CHF 3,239,150	State Street Bank and Trust Co.	02/01/19	(23,455)
USD 1,250,771	AUD 1,739,429	The Bank of New York Mellon	02/01/19	24,829
USD 3,281,948	CHF 3,239,118	The Bank of New York Mellon	02/01/19	(22,624)
USD 8,023,753	GBP 6,326,085	The Bank of New York Mellon	02/01/19	(51,812)
USD 1,766,868	CAD 2,372,639	The Bank of New York Mellon	02/01/19	27,534
USD 2,013,248	EUR 1,756,393	The Bank of New York Mellon	02/01/19	(4,326)
				$(56,891)

Currency Abbreviations

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	EU Euro
GBP	—	British Pound
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$104,960
Total Asset Derivatives		$104,960
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$161,851
Total Liability Derivatives		$161,851

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$2,097,405
Total	$2,097,405

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$749,317
Total	$749,317

See Accompanying Notes to Financial Statements

66

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$52,597	$52,363	$104,960
Total Assets	$52,597	$52,363	$104,960
Liabilities:
Forward foreign currency contracts	$83,089	$78,762	$161,851
Total Liabilities	$83,089	$78,762	$161,851
Net OTC derivative instruments by counterparty, at fair value	$(30,492)	$(26,399)	(56,891)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(30,492)	$(26,399)	$(56,891)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $403,881,868.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$59,577,886
Gross Unrealized Depreciation	(44,379,701)
Net Unrealized Appreciation	$15,198,185

See Accompanying Notes to Financial Statements

67

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.9%
		Argentina: 2.0%
29,360	(1)	MercadoLibre, Inc.	$8,598,076	2.0

		Australia: 0.4%
385,096		Other Securities	1,939,731	0.4

		Brazil: 6.6%
753,045		Ambev SA ADR	2,951,936	0.7
993,920		B3 SA — Brasil Bolsa Balcao	6,875,313	1.6
1,818,303		Kroton Educacional SA	4,161,349	1.0
654,467		Lojas Renner SA	7,159,750	1.6
862,306		Other Securities	7,518,020	1.7
			28,666,368	6.6

		China: 26.2%
150,852	(2)	Alibaba Group Holding Ltd. ADR	20,677,284	4.8
32,410	(2)	Baidu, Inc. ADR	5,140,226	1.2
757,200	(3)	Fuyao Glass Industry Group Co. Ltd. — H Shares	2,424,307	0.6
1,053,559		Han’s Laser Technology Industry Group Co. Ltd. — A Shares	4,679,136	1.1
1,567,284		Inner Mongolia Yili Industrial Group Co. Ltd. — A Shares	5,236,553	1.2
148,460	(2)	JD.com, Inc. ADR	3,107,268	0.7
52,500		Kweichow Moutai Co. Ltd. — A Shares	4,534,883	1.1
979,700		Midea Group Co. Ltd. — A Shares	5,291,553	1.2
66,640	(2)	New Oriental Education & Technology Group, Inc. ADR	3,652,538	0.8
2,080,000		Ping An Insurance Group Co. of China Ltd. — H Shares	18,349,793	4.2
469,000		Shenzhou International Group Holdings Ltd.	5,330,585	1.2
646,900		Tencent Holdings Ltd.	25,927,979	6.0
126,780		Yum China Holdings, Inc.	4,250,933	1.0
1,282,639	(4),(5)	Other Securities	4,605,895	1.1
			113,208,933	26.2

		Egypt: 0.8%
808,830		Commercial International Bank Egypt SAE REG GDR	3,433,483	0.8

		Hong Kong: 7.1%
2,830,200		AIA Group Ltd.	23,509,945	5.4
911,000		Techtronic Industries Co., Ltd.	4,834,374	1.1
34,500		Other Securities	2,402,192	0.6
			30,746,511	7.1

		Hungary: 0.8%
83,100		OTP Bank Nyrt	3,358,328	0.8

COMMON STOCK: (continued)
		India: 19.2%
177,470		Asian Paints Ltd.	$3,486,941	0.8
183,620		HDFC Bank Ltd. ADR	19,021,196	4.4
85,320		HDFC Bank Ltd. — Foreign Premium	2,595,421	0.6
1,028,160	(3)	HDFC Standard Life Insurance Co. Ltd.	5,697,587	1.3
811,975		Housing Development Finance Corp.	22,876,820	5.3
268,348		IndusInd Bank Ltd.	6,144,559	1.4
1,239,820		ITC Ltd.	4,999,043	1.2
329,530		Kotak Mahindra Bank Ltd.	5,927,961	1.4
278,192		Tata Consultancy Services Ltd.	7,543,136	1.7
82,920		Ultratech Cement Ltd.	4,736,131	1.1
			83,028,795	19.2

		Indonesia: 2.4%
3,328,900		Bank Central Asia Tbk PT	6,020,147	1.4
14,490,000		Bank Rakyat Indonesia	3,691,449	0.8
1,227,100		Other Securities	702,995	0.2
			10,414,591	2.4

		Macau: 1.2%
1,245,200		Sands China Ltd.	5,430,333	1.2

		Mexico: 3.4%
63,450		Fomento Economico Mexicano SAB de CV ADR	5,459,873	1.3
1,334,970		Grupo Financiero Banorte	6,516,655	1.5
766,610		Other Securities	2,848,492	0.6
			14,825,020	3.4

		Panama: 0.9%
49,130		Copa Holdings S.A. — Class A	3,867,022	0.9

		Peru: 1.2%
23,268		Credicorp Ltd.	5,157,818	1.2

		Portugal: 0.7%
264,420		Jeronimo Martins SGPS SA	3,133,514	0.7

		Russia: 2.9%
4,626,196		Sberbank of Russia PJSC	12,481,839	2.9

		South Africa: 6.0%
532,778		Bid Corp. Ltd.	9,800,944	2.3
1,258,311		Sanlam Ltd.	6,970,027	1.6
723,539	(4)	Other Securities	9,075,863	2.1
			25,846,834	6.0

		South Korea: 6.1%
32,150		NAVER Corp.	3,523,508	0.8
11,770		NCSoft Corp.	4,933,636	1.2
514,290		Samsung Electronics Co., Ltd.	17,903,319	4.1
			26,360,463	6.1

See Accompanying Notes to Financial Statements

68

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Spain: 0.5%
442,600		Other Securities	$2,239,853	0.5

		Taiwan: 6.7%
35,000		Largan Precision Co. Ltd.	3,652,075	0.8
501,000		President Chain Store Corp.	5,047,580	1.2
1,103,223		Taiwan Semiconductor Manufacturing Co., Ltd.	8,010,760	1.8
336,281		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,412,131	2.9
			29,122,546	6.7

		Turkey: 0.5%
216,750		Other Securities	2,044,760	0.5

		United States: 1.3%
48,300	(2)	EPAM Systems, Inc.	5,603,283	1.3

		Total Common Stock (Cost $346,674,166)	419,508,101	96.9

PREFERRED STOCK: 1.8%
		Brazil: 1.8%
827,197		Itau Unibanco Holding S.A.	7,576,726	1.8

		Total Preferred Stock (Cost $4,946,153)	7,576,726	1.8

PARTICIPATORY NOTES: 0.7%
		China: 0.4%
485,508		Fuyao Glass Industry Group Co. Ltd. 3/6/2019 (Issuer: UBS AG)	1,610,888	0.4

		Saudi Arabia: 0.3%
102,280		Other Securities	1,308,730	0.3

		Total Participatory Notes (Cost $3,877,452)	2,919,618	0.7

		Total Long-Term Investments (Cost $355,497,771)	430,004,445	99.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateral(6): 1.9%
403,531	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $403,596, collateralized by various U.S. Government Securities, 0.000%–8.750%, Market Value plus accrued interest $411,669, due 01/08/19–09/09/49)	403,531	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6): (continued)
1,921,268	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,921,621, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $1,959,693, due 01/25/19–10/20/68)	$1,921,268	0.4
1,921,268	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,921,589, collateralized by various U.S. Government Agency Obligations, 2.000%–6.500%, Market Value plus accrued interest $1,959,693, due 01/25/19–02/01/49)	1,921,268	0.5
1,921,268	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,921,584, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $1,959,693, due 01/03/19–11/20/68)	1,921,268	0.4
1,921,268	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,921,586, collateralized by various U.S. Government Agency Obligations, 3.000%–7.000%, Market Value plus accrued interest $1,959,693, due 10/01/25–10/20/48)	1,921,268	0.5
		8,088,603	1.9

See Accompanying Notes to Financial Statements

69

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.3%
1,439,480	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $1,439,480)	$1,439,480	0.3

		Total Short-Term Investments (Cost $9,528,083)	9,528,083	2.2

		Total Investments in Securities (Cost $365,025,854)	$439,532,528	101.6
		Liabilities in Excess of Other Assets	(6,718,798)	(1.6)
		Net Assets	$432,813,730	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	The grouping contains securities on loan.
(5)	The grouping contains non-income producing securities.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	39.4%
Consumer Discretionary	20.6
Information Technology	12.6
Consumer Staples	10.5
Communication Services	9.2
Industrials	3.7
Materials	1.9
Energy	0.9
Utilities	0.6
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(1.6)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Argentina	$8,598,076	$—	$—	$8,598,076
Australia	—	1,939,731	—	1,939,731
Brazil	28,666,368	—	—	28,666,368
China	36,828,249	76,380,684	—	113,208,933
Egypt	3,433,483	—	—	3,433,483
Hong Kong	—	30,746,511	—	30,746,511
Hungary	—	3,358,328	—	3,358,328
India	19,021,196	64,007,599	—	83,028,795
Indonesia	—	10,414,591	—	10,414,591
Macau	—	5,430,333	—	5,430,333
Mexico	14,825,020	—	—	14,825,020
Panama	3,867,022	—	—	3,867,022
Peru	5,157,818	—	—	5,157,818
Portugal	—	3,133,514	—	3,133,514
Russia	—	12,481,839	—	12,481,839
South Africa	—	25,846,834	—	25,846,834
South Korea	—	26,360,463	—	26,360,463
Spain	—	2,239,853	—	2,239,853
Taiwan	12,412,131	16,710,415	—	29,122,546
Turkey	—	2,044,760	—	2,044,760
United States	5,603,283	—	—	5,603,283
Total Common Stock	138,412,646	281,095,455	—	419,508,101
Preferred Stock	7,576,726	—	—	7,576,726
Participatory Notes	—	2,919,618	—	2,919,618
Short-Term Investments	1,439,480	8,088,603	—	9,528,083
Total Investments, at fair value	$147,428,852	$292,103,676	$—	$439,532,528

See Accompanying Notes to Financial Statements

70

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

(1)	For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $38,596,594 were transferred from Level 1 to Level 2 within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $366,462,019.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$104,547,397
Gross Unrealized Depreciation	(31,431,392)
Net Unrealized Appreciation	$73,116,005

See Accompanying Notes to Financial Statements

71

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		France: 6.9%
53,162		L’Oreal S.A.	$12,164,774	3.4
75,210		Pernod Ricard SA	12,343,520	3.5
			24,508,294	6.9

		Germany: 4.3%
155,111		SAP SE	15,394,733	4.3

		Italy: 1.1%
489,001		Davide Campari-Milano SpA	4,141,057	1.1

		Netherlands: 3.6%
144,586		Heineken NV	12,779,509	3.6

		United Kingdom: 22.8%
336,554		British American Tobacco PLC	10,708,820	3.0
349,397		Experian PLC	8,470,056	2.4
394,496		Reckitt Benckiser Group PLC	30,209,054	8.5
175,508		Relx PLC (EUR Exchange)	3,611,124	1.0
454,620		Relx PLC (GBP Exchange)	9,374,447	2.6
362,245		Unilever PLC	19,018,878	5.3
			81,392,379	22.8

		United States: 59.9%
169,501		Abbott Laboratories	12,260,007	3.4
107,690		Accenture PLC	15,185,367	4.2
122,292		Altria Group, Inc.	6,040,002	1.7
90,481		Automatic Data Processing, Inc.	11,863,869	3.3
204,540		Baxter International, Inc.	13,462,823	3.8
15,573		Becton Dickinson & Co.	3,508,908	1.0
56,829		Church & Dwight Co., Inc.	3,737,075	1.0
22,458		Clorox Co.	3,461,676	1.0
292,280		Coca-Cola Co.	13,839,458	3.9
113,714		Danaher Corp.	11,726,188	3.3
24,609		Factset Research Systems, Inc.	4,924,999	1.4
76,539		Fidelity National Information Services, Inc.	7,849,074	2.2
251,484		Microsoft Corp.	25,543,230	7.2
28,864		Moody’s Corp.	4,042,115	1.1
95,388		Nike, Inc.	7,072,066	2.0
205,441		Philip Morris International, Inc.	13,715,241	3.8
298,794		Twenty-First Century Fox, Inc. — Class A	14,377,967	4.0
246,788		Twenty-First Century Fox, Inc. — Class B	11,791,531	3.3
131,772		Visa, Inc. — Class A	17,385,998	4.9
140,357		Zoetis, Inc.	12,006,138	3.4
			213,793,732	59.9

		Total Common Stock (Cost $305,218,438)	352,009,704	98.6

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
5,387,289	(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $5,387,289)	$5,387,289	1.5

		Total Short-Term Investments (Cost $5,387,289)	5,387,289	1.5
		Total Investments in Securities (Cost $310,605,727)	$357,396,993	100.1
		Liabilities in Excess of Other Assets	(258,070)	(0.1)
		Net Assets	$357,138,923	100.0

(1)	Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Consumer Staples	39.8%
Information Technology	26.1
Health Care	14.9
Communication Services	7.3
Industrials	6.0
Financials	2.5
Consumer Discretionary	2.0
Short-Term Investments	1.5
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

72

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
France	$—	$24,508,294	$—	$24,508,294
Germany	—	15,394,733	—	15,394,733
Italy	—	4,141,057	—	4,141,057
Netherlands	—	12,779,509	—	12,779,509
United Kingdom	—	81,392,379	—	81,392,379
United States	213,793,732	—	—	213,793,732
Total Common Stock	213,793,732	138,215,972	—	352,009,704
Short-Term Investments	5,387,289	—	—	5,387,289
Total Investments, at fair value	$219,181,021	$138,215,972	$—	$357,396,993

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$11,762
Total	$11,762

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $310,979,606.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$69,842,915
Gross Unrealized Depreciation	(23,429,385)
Net Unrealized Appreciation	$46,413,530

See Accompanying Notes to Financial Statements

73

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 67.2%
		Communication Services: 3.9%
27,132	(1)	Alphabet, Inc. — Class A	$28,351,855	0.5
117,585	(1)	Alphabet, Inc. — Class C	121,772,202	2.0
658,400	(1)	Facebook, Inc. — Class A	86,309,656	1.4
			236,433,713	3.9

		Consumer Discretionary: 6.9%
112,400	(1)	Amazon.com, Inc.	168,821,428	2.8
22,100	(1)	Booking Holdings, Inc.	38,065,482	0.6
807,260		Delphi Technologies PLC	49,702,998	0.8
355,261		Lear Corp.	43,647,367	0.7
975,284		Magna International, Inc.	44,326,658	0.8
202,020		McDonald’s Corp.	35,872,691	0.6
394,864		Yum! Brands, Inc.	36,295,899	0.6
			416,732,523	6.9

		Consumer Staples: 0.4%
844,001		Other Securities	21,640,186	0.4

		Energy: 1.1%
1,800,180	(2)	Enterprise Products Partners L.P.	44,266,426	0.7
246,600	(3)	Other Securities	25,348,014	0.4
			69,614,440	1.1

		Financials: 7.8%
767,304		Intercontinental Exchange, Inc.	57,801,010	1.0
2,655,309		Marsh & McLennan Cos., Inc.	211,760,893	3.5
720,414		PNC Financial Services Group, Inc.	84,223,601	1.4
687,744		S&P Global, Inc.	116,875,215	1.9
			470,660,719	7.8

		Health Care: 15.0%
1,032,244		Abbott Laboratories	74,662,208	1.2
274,400		Anthem, Inc.	72,065,672	1.2
599,815		Becton Dickinson & Co.	135,150,316	2.3
1,747,649		Danaher Corp.	180,217,565	3.0
2,472,302		PerkinElmer, Inc.	194,199,322	3.2
617,987	(4)	Thermo Fisher Scientific, Inc.	138,299,311	2.3
442,100	(4)	UnitedHealth Group, Inc.	110,135,952	1.8
			904,730,346	15.0

		Industrials: 7.9%
679,602		Equifax, Inc.	63,291,334	1.1
1,603,712		Fortive Corp.	108,507,154	1.8
12,769,618		General Electric Co.	96,666,008	1.6
618,752		Republic Services, Inc.	44,605,832	0.7
341,619		Roper Technologies, Inc.	91,048,296	1.5
964,022		Waste Connections, Inc.	71,578,633	1.2
			475,697,257	7.9

COMMON STOCK: (continued)
		Information Technology: 16.9%
148,700		Apple, Inc.	$23,455,938	0.4
1,459,860		Fidelity National Information Services, Inc.	149,708,643	2.5
2,052,362	(1)	Fiserv, Inc.	150,828,083	2.5
236,650	(4)	Intuit, Inc.	46,584,552	0.8
119,448	(4)	Mastercard, Inc. — Class A	22,533,865	0.4
1,457,863		Maxim Integrated Products	74,132,334	1.2
1,903,200		Microsoft Corp.	193,308,024	3.2
973,398		TE Connectivity Ltd.	73,618,091	1.2
1,370,671	(4)	Texas Instruments, Inc.	129,528,409	2.1
1,171,857		Visa, Inc. — Class A	154,614,813	2.6
			1,018,312,752	16.9

		Real Estate: 1.2%
476,010		American Tower Corp.	75,300,022	1.2

		Utilities: 6.1%
1,000,968		American Electric Power Co., Inc.	74,812,348	1.2
344,004		DTE Energy Co.	37,943,641	0.6
389,535	(4)	Duke Energy Corp.	33,616,871	0.6
497,609		Eversource Energy	32,364,489	0.5
215,011		NextEra Energy, Inc.	37,373,212	0.6
3,452,460		NiSource, Inc.	87,519,861	1.5
1,376,380		Xcel Energy, Inc.	67,814,243	1.1
			371,444,665	6.1
		Total Common Stock (Cost $3,705,155,217)	4,060,566,623	67.2

PREFERRED STOCK: 4.7%
		Financials: 1.9%
64,289		Wells Fargo & Co.	81,130,790	1.4
1,277,102	(3),(5)	Other Securities	32,215,826	0.5
			113,346,616	1.9

		Health Care: 1.0%
1,048,435		Becton Dickinson and Co.	60,463,246	1.0

		Industrials: 0.3%
17,812	(1)	Fortive Corp.	16,195,561	0.3

		Utilities: 1.5%
3,900,718	(3),(5)	Other Securities	93,313,769	1.5
		Total Preferred Stock (Cost $284,806,610)	283,319,192	4.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 21.6%
		Communications: 6.0%
28,235,000	(6)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	26,368,666	0.5
41,553,000	(6)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	38,332,643	0.6

See Accompanying Notes to Financial Statements

74

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
30,521,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%–5.750%, 03/15/2021-01/15/2024	$30,401,229	0.5
5,540,000		Comcast Corp., 3.127%, (US0003M + 0.330%), 10/01/2020	5,515,841	0.1
4,375,000		Comcast Corp., 3.237%, (US0003M + 0.440%), 10/01/2021	4,335,190	0.1
48,465,000		Netflix, Inc., 4.875%, 04/15/2028	44,345,475	0.7
52,565,000	(6)	Netflix, Inc., 5.875%, 11/15/2028	51,352,325	0.8
30,475,000	(6)	Netflix, Inc., 6.375%, 05/15/2029	30,132,156	0.5
42,005,000	(7)	Netflix, Inc., 4.375%–5.875%, 02/15/2025–11/15/2026	39,467,394	0.7
3,050,000	(6)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	3,069,063	0.1
14,170,000	(6)	Unitymedia GmbH, 6.125%, 01/15/2025	14,310,283	0.2
7,275,000		Verizon Communications, Inc., 3.788%, (US0003M + 1.000%), 03/16/2022	7,286,208	0.1
23,157,000	(6)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	20,725,515	0.3
45,790,000		Other Securities	45,628,397	0.8
			361,270,385	6.0

		Consumer, Cyclical: 2.7%
10,455,000	(6)	Aramark Services, Inc., 5.000%, 04/01/2025	10,245,900	0.2
3,755,000	(6)	Aramark Services, Inc., 5.000%, 02/01/2028	3,510,925	0.0
2,090,000		Dollar Tree, Inc., 3.149%, (US0003M + 0.700%), 04/17/2020	2,077,060	0.0
3,715,000		Home Depot, Inc./The, 3.049%, (US0003M + 0.310%), 03/01/2022	3,679,260	0.1
30,035,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	28,007,638	0.5
6,160,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/2024	5,959,800	0.1
8,205,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	7,959,096	0.1
2,895,000	(6)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	2,735,775	0.1
1,050,000	(6)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	992,250	0.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
58,660,000		Yum! Brands, Inc., 3.750%–6.875%, 09/15/2019–11/01/2043	$55,966,138	0.9
39,747,236		Other Securities	39,165,949	0.7
			160,299,791	2.7

		Consumer, Non-cyclical: 3.6%
6,410,000		Anheuser-Busch InBev Finance, Inc., 3.819%, (US0003M + 1.260%), 02/01/2021	6,447,015	0.1
3,315,000		Becton Dickinson & Co., 2.675%, 12/15/2019	3,284,289	0.1
6,185,000		Becton Dickinson and Co., 3.769%, (US0003M + 1.030%), 06/06/2022	6,065,692	0.1
9,545,000		Becton Dickinson and Co., 3.363%, 06/06/2024	9,178,297	0.1
2,790,000		Conagra Brands, Inc., 3.219%, (US0003M + 0.750%), 10/22/2020	2,782,888	0.0
5,715,000	(6)	Elanco Animal Health, Inc., 3.912%, 08/27/2021	5,753,913	0.1
2,740,000	(6)	Elanco Animal Health, Inc., 4.272%, 08/28/2023	2,740,373	0.1
6,575,000	(6)	Elanco Animal Health, Inc., 4.900%, 08/28/2028	6,707,029	0.1
9,125,000	(6),(7)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	8,817,031	0.1
1,297,000	(6)	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/2021	1,336,573	0.0
7,545,000	(6)	Hologic, Inc., 4.375%, 10/15/2025	7,054,575	0.1
23,365,000	(6)	Nestle Holdings, Inc., 3.100%, 09/24/2021	23,508,265	0.4
3,890,000		Philip Morris International, Inc., 3.066%, (US0003M + 0.420%), 02/21/2020	3,885,251	0.1
6,950,000	(6)	Reckitt Benckiser Treasury Services PLC, 3.384%, (US0003M + 0.560%), 06/24/2022	6,832,082	0.1
11,970,000	(6)	Refinitiv US Holdings, Inc., 8.250%, 11/15/2026	10,967,513	0.2
114,629,000		Other Securities	114,395,299	1.9
			219,756,085	3.6

		Energy: 0.4%
10,335,000		Shell International Finance BV, 3.068%, (US0003M + 0.450%), 05/11/2020	10,350,900	0.2
11,880,000		Other Securities	11,920,634	0.2
			22,271,534	0.4

See Accompanying Notes to Financial Statements

75

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: 4.3%
6,135,000		American Tower Corp., 3.300%, 02/15/2021	$6,102,693	0.1
140,840,000	(7)	Kreditanstalt fuer Wiederaufbau, 2.875%, 04/03/2028	141,568,977	2.3
114,967,000		Other Securities	112,838,886	1.9
			260,510,556	4.3

		Industrial: 1.6%
73,000		Fortive Corp., 1.800%, 06/15/2019	72,135	0.0
6,845,000	(6)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	6,528,419	0.1
8,525,000	(6)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.936%, (US0003M + 3.500%), 07/15/2021	8,514,344	0.2
30,471,963		Reynolds Group Issuer, Inc., 5.750%–6.875%, 10/15/2020–02/15/2021	30,445,304	0.5
5,100,000	(6)	Sensata Technologies BV, 5.000%, 10/01/2025	4,819,500	0.1
1,430,000	(6)	Sensata Technologies BV, 5.625%, 11/01/2024	1,413,913	0.0
2,660,000		Waste Connections, Inc., 4.250%, 12/01/2028	2,725,254	0.0
43,985,000		Other Securities	43,804,308	0.7
			98,323,177	1.6

		Technology: 1.1%
18,405,000		Apple, Inc., 1.500%, 09/12/2019	18,245,507	0.3
1,960,000	(6)	Sensata Technologies UK Financing Co. PLC, 6.250%, 02/15/2026	1,977,150	0.0
29,431,000	(6)	Solera LLC / Solera Finance, Inc., 10.500%, 03/01/2024	31,491,170	0.5
14,840,000		Other Securities	14,821,784	0.3
			66,535,611	1.1

		Utilities: 1.9%
19,317,000		Eversource Energy, 2.750%–4.250%, 03/15/2022-04/01/2029	18,865,996	0.3
9,465,000	(6), (7),(8)	NiSource, Inc., 5.650%, 12/31/2199	8,814,281	0.2
87,205,000		Other Securities	85,308,471	1.4
			112,988,748	1.9
		Total Corporate Bonds/Notes (Cost $1,331,446,813)	1,301,955,887	21.6

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
8,070,838	(6)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	$7,920,238	0.1
7,552,050	(6)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	7,463,563	0.1
5,115,330	(6)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	4,908,620	0.1
		Total Asset-Backed Securities (Cost $20,529,957)	20,292,421	0.3

BANK LOANS: 2.5%
		Chemicals: 0.1%
3,704,667		HB Fuller Co. 1st Lien Term Loan B, 4.301%, (US0003M + 2.250%), 10/20/2024	3,491,649	0.1

		Commercial Services: 0.8%
22,810,000		Refinitiv — TL B 1L, 6.095%, (US0003M + 3.750%), 10/01/2025	21,395,780	0.3
13,450,493		Trans Union LLC TL A2 1L, 4.095%, (US0003M + 1.750%), 08/09/2022	13,046,978	0.2
9,481,238		Trans Union LLC TL B4 1L, 4.345%, (US0003M + 2.000%), 06/12/2025	9,151,366	0.2
4,153,500		Vantiv LLC TL A5 1L, 5.021%, (US0003M + 1.750%), 01/16/2023	4,093,794	0.1
			47,687,918	0.8

		Diversified Financial Services: 0.0%
1,360,010		Institutional Shareholder Services, Inc. — TL 1L, 6.517%, (US0003M + 3.750%), 10/16/2024	1,332,810	0.0

		Entertainment: 0.1%
6,850,000		Formula One TL B3 1L, 4.845%, (US0003M + 2.500%), 02/01/2024	6,481,812	0.1

		Household Products/Wares: 0.0%
443,197		Prestige Brands, Inc. Term Loan B4, 4.345%, (US0003M + 2.750%), 01/26/2024	427,962	0.0

		Insurance: 0.7%
44,417,513		HUB International Ltd. TL B 1L, 5.490%, (US0003M + 3.000%), 04/25/2025	42,048,593	0.7

		Internet: 0.1%
6,850,000		Zayo Group LLC TL B2 1L, 4.595%, (US0003M + 2.250%), 01/19/2024	6,587,419	0.1

See Accompanying Notes to Financial Statements

76

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

BANK LOANS: (continued)
		Oil & Gas: 0.1%
9,796,585		Eagleclaw TL 1L, 6.869%, (US0003M + 4.250%), 06/24/2024	$9,147,561	0.1

		Pharmaceuticals: 0.3%
14,146,900		Change Healthcare Holdings LLC — TL B 1L, 5.272%, (US0003M + 2.750%), 03/01/2024	13,477,865	0.2
5,330,807		NVA Holdings Inc. — TL B3 1L, 5.095%, (US0003M + 3.750%), 02/02/2025	5,042,053	0.1
			18,519,918	0.3

		Software: 0.3%
6,809,091		Cypress Intermediate Holdings III Inc TL B 1L, 5.350%, (US0003M + 3.000%), 04/29/2024	6,502,682	0.1
14,737,521		Kronos Inc./MA — TL B 1L, 5.541%, (US0003M + 3.000%), 11/01/2023	9,644,094	0.2
			16,146,776	0.3

		Telecommunications: 0.0%
1,485,000		Crown Subsea Communications Holding, Inc. — TL 1L, 8.349%, (US0003M + 6.000%), 11/05/2025	1,433,025	0.0
		Total Bank Loans (Cost $160,836,578)	153,305,443	2.5

U.S. TREASURY OBLIGATIONS: 2.2%
		U.S. Treasury Notes: 2.2%
138,225,000		2.250%, 11/15/2027	133,664,858	2.2
		Total U.S. Treasury Obligations (Cost $135,094,061)	133,664,858	2.2
		Total Long-Term Investments (Cost $5,637,869,236)	5,953,104,424	98.5

SHORT-TERM INVESTMENTS: 3.9%
		Securities Lending Collateral(9): 2.6%
8,750,767		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $8,752,373, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $8,925,782, due 01/25/19–10/20/68)	8,750,767	0.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral(9): (continued)
150,000,000		NBC Global Finance Ltd., Repurchase Agreement dated 12/31/18, 2.55%, due 01/02/19 (Repurchase Amount $150,020,959, collateralized by various U.S. Government Securities, 0.000%–4.625%, Market Value plus accrued interest $152,999,602, due 04/15/20–09/09/49)	$150,000,000	2.5
			158,750,767	2.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.3%
75,587,992	(10)	T. Rowe Price Government Reserve Fund, 2.400% (Cost $75,587,992)	75,587,992	1.3
		Total Short-Term Investments (Cost $234,338,759)	234,338,759	3.9
		Total Investments in Securities (Cost $5,872,207,995)	$6,187,443,183	102.4
		Liabilities in Excess of Other Assets	(147,958,117)	(2.4)
		Net Assets	$6,039,485,066	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security is a Master Limited Partnership.
(3)	The grouping contains non-income producing securities.
(4)	All or a portion of this security is pledged to cover open written call options at December 31, 2018.
(5)	The grouping contains securities on loan.
(6)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(7)	Security, or a portion of the security, is on loan.
(8)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(9)	Represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:

US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

77

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$4,060,566,623	$—	$—	$4,060,566,623
Preferred Stock	248,099,131	35,220,061	—	283,319,192
Corporate Bonds/Notes	—	1,301,955,887	—	1,301,955,887
U.S. Treasury Obligations	—	133,664,858	—	133,664,858
Bank Loans	—	153,305,443	—	153,305,443
Asset-Backed Securities	—	20,292,421	—	20,292,421
Short-Term Investments	75,587,992	158,750,767	—	234,338,759
Total Investments, at fair value	$4,384,253,746	$1,803,189,437	$—	$6,187,443,183
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(23,223,816)	$—	$(23,223,816)
Total Liabilities	$—	$(23,223,816)	$—	$(23,223,816)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following OTC written equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Premiums Received	Fair Value
Abbott Laboratories	Citigroup Global Markets	Call	01/18/19	65.000	USD	2,529	18,292,257	$598,794	$(1,858,815)
Abbott Laboratories	Citigroup Global Markets	Call	01/18/19	67.500	USD	2,045	14,791,485	267,717	(1,083,850)
Abbott Laboratories	Deutsche Bank AG	Call	01/18/19	67.500	USD	1,029	7,442,757	188,616	(545,370)
Alphabet, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	1,200.000	USD	183	19,122,768	1,089,524	(7,320)
Alphabet, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	1,260.000	USD	28	2,925,888	150,340	(252)
Alphabet, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/18/19	1,200.000	USD	60	6,269,760	311,220	(2,400)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/18/19	1,200.000	USD	124	12,841,564	577,534	(3,596)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/18/19	1,260.000	USD	103	10,666,783	526,055	(1,545)
Alphabet, Inc. — Class C	Credit Suisse Securities (USA) LLC	Call	01/18/19	1,200.000	USD	122	12,634,442	582,184	(3,538)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	1,300.000	USD	88	9,113,368	541,849	(331,760)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	1,340.000	USD	76	7,870,636	603,766	(228,000)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	1,400.000	USD	77	7,974,197	475,703	(175,560)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	1,500.000	USD	77	7,974,197	310,803	(104,720)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/18/19	2,000.000	USD	88	13,217,336	802,230	(1,760)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/17/20	2,300.000	USD	92	13,818,124	982,555	(288,328)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	2,500.000	USD	39	5,857,683	481,544	(79,833)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	2,600.000	USD	39	5,857,683	400,532	(57,525)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	2,700.000	USD	40	6,007,880	341,896	(44,800)
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/17/20	82.500	USD	588	4,394,712	187,306	(130,830)
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/17/20	85.000	USD	588	4,394,712	142,487	(95,550)
American Tower Corp.	Credit Suisse Securities (USA) LLC	Call	01/18/19	155.000	USD	517	8,178,423	189,362	(274,010)
American Tower Corp.	JPMorgan Chase Bank N.A.	Call	01/18/19	155.000	USD	561	8,874,459	200,757	(297,330)
American Tower Corp.	JPMorgan Chase Bank N.A.	Call	01/18/19	160.000	USD	534	8,447,346	274,642	(122,820)
American Tower Corp.	JPMorgan Chase Bank N.A.	Call	01/18/19	165.000	USD	533	8,431,527	204,175	(34,645)
American Tower Corp.	Credit Suisse Securities (USA) LLC	Call	01/17/20	170.000	USD	465	7,355,835	497,594	(441,750)
American Tower Corp.	Credit Suisse Securities (USA) LLC	Call	01/17/20	175.000	USD	465	7,355,835	402,401	(360,375)
Anthem Inc.	Citigroup Global Markets	Call	01/18/19	260.000	USD	320	8,404,160	253,576	(259,200)
Anthem Inc.	Citigroup Global Markets	Call	01/18/19	270.000	USD	730	19,171,990	525,048	(238,710)
Anthem Inc.	Citigroup Global Markets	Call	01/17/20	300.000	USD	227	5,961,701	412,459	(274,103)
Anthem Inc.	Citigroup Global Markets	Call	01/17/20	310.000	USD	227	5,961,701	321,659	(204,868)
Apple Inc.	Credit Suisse Securities (USA) LLC	Call	01/18/19	200.000	USD	1,487	23,455,938	992,097	(1,487)

See Accompanying Notes to Financial Statements

78

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Premiums Received	Fair Value
Booking Holdings, Inc.	Citigroup Global Markets	Call	01/18/19	1,900.000	USD	38	6,545,196	$540,033	$(15,960)
Booking Holdings, Inc.	Citigroup Global Markets	Call	01/18/19	2,000.000	USD	38	6,545,196	415,321	(3,268)
Booking Holdings, Inc.	Citigroup Global Markets	Call	01/18/19	2,300.000	USD	67	11,540,214	470,433	(335)
Booking Holdings, Inc.	Citigroup Global Markets	Call	01/17/20	2,100.000	USD	26	4,478,292	350,831	(239,564)
Booking Holdings, Inc.	Citigroup Global Markets	Call	01/17/20	2,125.000	USD	26	4,478,292	328,471	(230,100)
Booking Holdings, Inc.	Citigroup Global Markets	Call	01/17/20	2,200.000	USD	26	4,478,292	271,271	(191,360)
Duke Energy Corp	Bank of America N.A.	Call	01/17/20	100.000	USD	819	7,067,970	144,706	(116,707)
Duke Energy Corp	Goldman Sachs & Co.	Call	01/17/20	85.000	USD	1,536	13,255,680	389,951	(998,400)
Duke Energy Corp	Goldman Sachs & Co.	Call	01/17/20	90.000	USD	1,535	13,247,050	199,595	(614,000)
Enterprise Products Partners L.P.	Citigroup Global Markets	Call	01/18/19	30.000	USD	5,615	13,807,285	457,425	(22,460)
Facebook, Inc.- Class A	Citigroup Global Markets	Call	01/18/19	180.000	USD	1,007	13,200,763	1,090,863	(1,007)
Facebook, Inc.- Class A	Citigroup Global Markets	Call	01/18/19	200.000	USD	338	4,430,842	216,928	(338)
Intercontinental Exchange, Inc.	Citigroup Global Markets	Call	01/18/19	80.000	USD	2,153	16,218,549	578,940	(32,295)
Intuit, Inc.	JPMorgan Chase Bank N.A.	Call	01/18/19	190.000	USD	906	17,793,478	819,559	(965,796)
Intuit, Inc.	Goldman Sachs & Co.	Call	01/17/20	260.000	USD	72	1,414,051	95,347	(33,840)
Intuit, Inc.	Goldman Sachs & Co.	Call	01/17/20	270.000	USD	72	1,414,051	77,838	(24,840)
Mastercard Inc. — Class A	Goldman Sachs & Co.	Call	01/18/19	180.000	USD	597	11,242,943	748,540	(647,745)
Mastercard Inc. — Class A	Goldman Sachs & Co.	Call	01/18/19	185.000	USD	597	11,242,943	629,388	(456,108)
McDonald’s Corp.	Citigroup Global Markets	Call	01/17/20	195.000	USD	422	7,493,454	424,005	(301,730)
McDonald’s Corp.	Citigroup Global Markets	Call	01/17/20	200.000	USD	422	7,493,454	349,994	(253,200)
McDonald’s Corp.	Credit Suisse Securiites (USA) LLC	Call	01/17/20	195.000	USD	177	3,142,989	134,042	(126,555)
McDonald’s Corp.	Credit Suisse Securities (USA) LLC	Call	01/17/20	200.000	USD	177	3,142,989	108,961	(106,200)
Microsoft Corp.	Deutsche Bank AG	Call	01/18/19	110.000	USD	3,204	32,543,028	947,733	(144,180)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/18/19	100.000	USD	1,764	17,916,948	769,580	(714,420)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/18/19	105.000	USD	677	6,876,289	307,676	(113,736)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/18/19	110.000	USD	677	6,876,289	214,609	(30,465)
Microsoft Corp.	RBC Capital Markets	Call	01/18/19	105.000	USD	835	8,481,095	274,715	(140,280)
Microsoft Corp.	RBC Capital Markets	Call	01/18/19	110.000	USD	836	8,491,252	178,068	(37,620)
Microsoft Corp.	Citigroup Global Markets	Call	01/17/20	125.000	USD	673	6,835,661	493,652	(269,200)
Microsoft Corp.	Citigroup Global Markets	Call	01/17/20	130.000	USD	673	6,835,661	396,067	(201,900)
Microsoft Corp.	Citigroup Global Markets	Call	01/17/20	135.000	USD	674	6,845,818	309,036	(152,324)
NextEra Energy, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	200.000	USD	1,701	29,566,782	794,547	(620,865)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/18/19	130.000	USD	2,075	24,258,825	596,278	(35,275)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/18/19	180.000	USD	137	1,601,667	71,514	(3,973)
PNC Financial Services Group, Inc.	Credit Suisse Securities (USA) LLC	Call	01/18/19	165.000	USD	1,372	16,040,052	489,804	(68,600)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/18/19	125.000	USD	1,028	9,714,600	452,630	(1,028)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/18/19	130.000	USD	1,028	9,714,600	332,067	(4,112)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/17/20	130.000	USD	134	1,266,300	97,245	(18,492)
Thermo Fisher Scientific, Inc.	Bank of America N.A.	Call	01/18/19	230.000	USD	533	11,928,007	528,405	(125,255)
Thermo Fisher Scientific, Inc.	Bank of America N.A.	Call	01/18/19	240.000	USD	534	11,950,386	365,376	(29,904)
UnitedHealth Group Inc.	Goldman Sachs & Co.	Call	01/18/19	260.000	USD	373	9,292,176	310,557	(95,488)
UnitedHealth Group Inc.	Goldman Sachs & Co.	Call	01/18/19	270.000	USD	1,490	37,118,880	875,130	(135,590)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/17/20	290.000	USD	309	7,697,808	561,023	(342,990)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/17/20	300.000	USD	456	11,359,872	669,522	(405,840)
UnitedHealth Group, Inc.	Goldman Sachs & Co.	Call	01/17/20	290.000	USD	152	3,786,624	278,172	(168,720)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	105.000	USD	331	4,367,214	204,252	(871,357)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	110.000	USD	331	4,367,214	150,994	(714,960)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	115.000	USD	331	4,367,214	108,607	(551,446)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	120.000	USD	915	12,072,510	357,985	(1,166,625)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	125.000	USD	888	11,716,272	321,716	(710,400)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	150.000	USD	2,253	29,726,082	1,184,712	(11,265)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/18/19	135.000	USD	1,346	17,759,124	574,284	(302,850)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/18/19	140.000	USD	1,293	17,059,842	579,821	(103,440)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	150.000	USD	549	7,243,506	508,594	(389,790)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	155.000	USD	549	7,243,506	413,177	(316,773)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	160.000	USD	885	11,676,690	612,574	(398,250)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	165.000	USD	337	4,446,378	225,183	(118,961)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/18/19	95.000	USD	1,473	13,539,816	260,323	(98,691)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	100.000	USD	843	7,748,856	306,076	(402,533)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	105.000	USD	843	7,748,856	181,751	(269,760)
								$38,982,322	$(23,223,816)

See Accompanying Notes to Financial Statements

79

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Abbreviations

USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$23,223,816
Total Liability Derivatives		$23,223,816

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Written options	Totals
Equity contracts	$7,833,569	$—	$13,818,520	$21,652,089
Foreign exchange contracts	—	339,623	—	339,623
Total	$7,833,569	$339,623	$13,818,520	$21,991,712

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Totals
Equity contracts	$(4,074,391)	$65,722,622	$61,648,231
Total	$(4,074,391)	$65,722,622	$61,648,231

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	Bank of America N.A.	Citigroup Global Markets	Credit Suisse Securities (USA) LLC	Deutsche Bank AG	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	RBC Capital Markets	Totals
Liabilities:
Written options	$271,866	$12,788,923	$3,818,002	$689,550	$3,198,363	$2,279,212	$177,900	$23,223,816
Total Liabilities	$271,866	$12,788,923	$3,818,002	$689,550	$3,198,363	$2,279,212	$177,900	$23,223,816
Net OTC derivative instruments by counterparty, at fair value	$(271,866)	$(12,788,923)	$(3,818,002)	$(689,550)	$(3,198,363)	$(2,279,212)	$(177,900)	$(23,223,816)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(271,866)	$(12,788,923)	$(3,818,002)	$(689,550)	$(3,198,363)	$(2,279,212)	$(177,900)	$(23,223,816)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $5,836,547,692.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$562,059,025
Gross Unrealized Depreciation	(234,509,060)
Net Unrealized Appreciation	$327,549,965

See Accompanying Notes to Financial Statements

80

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.2%
		Communication Services: 8.1%
240,761		Comcast Corp. — Class A	$8,197,912	1.1
394,639		Twenty-First Century Fox, Inc. — Class B	18,855,851	2.5
301,958		Verizon Communications, Inc.	16,976,079	2.2
1,246,297		Other Securities	17,551,088	2.3
			61,580,930	8.1

		Consumer Discretionary: 2.4%
134,879		Las Vegas Sands Corp.	7,020,452	0.9
543,536	(1),(2)	Other Securities	11,130,589	1.5
			18,151,041	2.4

		Consumer Staples: 6.9%
109,629		Kimberly-Clark Corp.	12,491,128	1.6
122,600		Philip Morris International, Inc.	8,184,776	1.1
178,101		Tyson Foods, Inc.	9,510,593	1.3
91,600		Walmart, Inc.	8,532,540	1.1
461,855		Other Securities	13,553,089	1.8
			52,272,126	6.9

		Energy: 9.2%
66,408		Chevron Corp.	7,224,526	0.9
272,324		Exxon Mobil Corp.	18,569,774	2.4
151,200		Hess Corp.	6,123,600	0.8
120,000		Occidental Petroleum Corp.	7,365,600	1.0
301,000		Total S.A. ADR	15,706,180	2.1
295,800		TransCanada Corp.	10,560,060	1.4
179,547	(2)	Other Securities	4,297,409	0.6
			69,847,149	9.2

		Financials: 23.4%
234,702		American International Group, Inc.	9,249,606	1.2
98,803		Chubb Ltd.	12,763,372	1.7
110,900		Citigroup, Inc.	5,773,454	0.8
404,600		Fifth Third Bancorp	9,520,238	1.3
231,800	(3)	Franklin Resources, Inc.	6,875,188	0.9
267,600		JPMorgan Chase & Co.	26,123,112	3.4
188,522		Loews Corp.	8,581,521	1.1
253,733		Metlife, Inc.	10,418,277	1.4
306,005		Morgan Stanley	12,133,098	1.6
65,414		PNC Financial Services Group, Inc.	7,647,551	1.0
148,000		State Street Corp.	9,334,360	1.2
239,800		US Bancorp	10,958,860	1.4
534,900		Wells Fargo & Co.	24,648,192	3.3
542,300	(2)	Other Securities	23,478,714	3.1
			177,505,543	23.4

		Health Care: 13.3%
55,458		Anthem, Inc.	14,564,935	1.9
113,818		CVS Health Corp.	7,457,355	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
151,500		Gilead Sciences, Inc.	$9,476,325	1.3
68,300		GlaxoSmithKline PLC ADR	2,609,743	0.3
274,600		GlaxoSmithKline PLC	5,233,333	0.7
120,900		Johnson & Johnson	15,602,145	2.1
120,427		Medtronic PLC	10,954,040	1.4
135,500		Merck & Co., Inc.	10,353,555	1.4
368,476		Pfizer, Inc.	16,083,977	2.1
113,123		Other Securities	8,357,061	1.1
			100,692,469	13.3

		Industrials: 10.9%
43,100		Boeing Co.	13,899,750	1.9
85,247		Harris Corp.	11,478,509	1.5
362,434		Johnson Controls International plc	10,746,168	1.4
298,507		Nielsen Holdings PLC	6,964,168	0.9
99,538		United Parcel Service, Inc. — Class B	9,707,941	1.3
1,100,199	(2)	Other Securities	29,694,462	3.9
			82,490,998	10.9

		Information Technology: 7.5%
291,700		Cisco Systems, Inc.	12,639,361	1.7
148,300		Microsoft Corp.	15,062,831	2.0
261,000		Qualcomm, Inc.	14,853,510	1.9
347,400		Other Securities	14,630,165	1.9
			57,185,867	7.5

		Materials: 5.0%
171,100		CF Industries Holdings, Inc.	7,444,561	1.0
303,043		DowDuPont, Inc.	16,206,740	2.1
163,893		International Paper Co.	6,614,721	0.9
105,062		Other Securities	8,115,835	1.0
			38,381,857	5.0

		Real Estate: 2.6%
108,250		Equity Residential	7,145,583	0.9
411,295		Other Securities	12,960,894	1.7
			20,106,477	2.6

		Utilities: 5.9%
432,507		NiSource, Inc.	10,964,052	1.5
351,330		Southern Co.	15,430,414	2.0
349,085	(2)	Other Securities	18,418,905	2.4
			44,813,371	5.9
		Total Common Stock (Cost $661,279,143)	723,027,828	95.2

PREFERRED STOCK: 2.6%
		Health Care: 0.8%
111,762		Becton Dickinson and Co.	6,445,315	0.8

		Utilities: 1.8%
117,359	(3)	NextEra Energy, Inc.	6,764,573	0.9

See Accompanying Notes to Financial Statements

81

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: (continued)
		Health Care: (continued)
81,406	(2)	Other Securities	$6,526,465	0.9
			13,291,038	1.8
		Total Preferred Stock (Cost $18,056,612)	19,736,353	2.6

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.3%
		Consumer, Cyclical: 0.3%
2,985,000	(4)	Mattel, Inc., 6.750%, 12/31/2025	2,670,650	0.3
		Total Corporate Bonds/Notes (Cost $2,937,184)	2,670,650	0.3

CONVERTIBLE BONDS/NOTES: 0.2%
		Financial: 0.2%
1,632,000	(4)	AXA SA, 7.250%, 05/15/2021	1,426,051	0.2
		Total Convertible Bonds/Notes (Cost $1,632,000)	1,426,051	0.2
		Total Long-Term Investments (Cost $683,904,939)	746,860,882	98.3

SHORT-TERM INVESTMENTS: 2.3%
		Securities Lending Collateral(5): 1.2%
2,220,613		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,221,021, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $2,265,025, due 01/25/19–10/20/68)	2,220,613	0.3
2,220,613		Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,220,984, collateralized by various U.S. Government Agency Obligations, 2.000%–6.500%, Market Value plus accrued interest $2,265,025, due 01/25/19–02/01/49)	2,220,613	0.3

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral(5): (continued)
465,401		Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $465,475, collateralized by various U.S. Government Securities, 1.875%–2.625%, Market Value plus accrued interest $474,709, due 02/29/24–09/09/49)	$465,401	0.0
2,220,613		Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $2,220,978, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $2,265,025, due 01/03/19–11/20/68)	2,220,613	0.3
2,220,613		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,220,980, collateralized by various U.S. Government Agency Obligations, 3.000%–7.000%, Market Value plus accrued interest $2,265,025, due 10/01/25–10/20/48)	2,220,613	0.3
			9,347,853	1.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.1%
7,938,867	(6)	T. Rowe Price Government Reserve Fund, 2.400% (Cost $7,938,867)	7,938,867	1.1
		Total Short-Term Investments (Cost $17,286,720)	17,286,720	2.3
		Total Investments in Securities (Cost $701,191,659)	$764,147,602	100.6
		Liabilities in Excess of Other Assets	(4,722,185)	(0.6)
		Net Assets	$759,425,417	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

82

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)
ADR	American Depositary Receipt

(1)	The grouping contains securities on loan.
(2)	The grouping contains non-income producing securities.
(3)	Security, or a portion of the security, is on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$57,002,087	$4,578,843	$—	$61,580,930
Consumer Discretionary	18,151,041	—	—	18,151,041
Consumer Staples	52,272,126	—	—	52,272,126
Energy	69,847,149	—	—	69,847,149
Financials	177,505,543	—	—	177,505,543
Health Care	95,459,136	5,233,333	—	100,692,469
Industrials	82,490,998	—	—	82,490,998
Information Technology	57,185,867	—	—	57,185,867
Materials	37,088,318	1,293,539	—	38,381,857
Real Estate	20,106,477	—	—	20,106,477
Utilities	44,813,371	—	—	44,813,371
Total Common Stock	711,922,113	11,105,715	—	723,027,828
Preferred Stock	18,553,516	1,182,837	—	19,736,353
Corporate Bonds/Notes	—	2,670,650	—	2,670,650
Convertible Bonds/Notes	—	1,426,051	—	1,426,051
Short-Term Investments	7,938,867	9,347,853	—	17,286,720
Total Investments, at fair value	$738,414,496	$25,733,106	$—	$764,147,602

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$3,007
Total	$3,007

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $706,700,836.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$135,954,329
Gross Unrealized Depreciation	(78,507,763)
Net Unrealized Appreciation	$57,446,566

See Accompanying Notes to Financial Statements

83

VY® ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Australia: 2.2%
282,308		Amcor Ltd.	$2,636,035	1.4
659,357		South32 Ltd. — AUD	1,568,488	0.8
			4,204,523	2.2

		Austria: 1.1%
63,670		Erste Group Bank AG	2,110,078	1.1

		Bermuda: 0.5%
61,613	(1)	Other Securities	897,701	0.5

		Brazil: 1.4%
166,700		Banco Bradesco SA ADR	1,648,663	0.9
98,259	(1)	Other Securities	975,201	0.5
			2,623,864	1.4

		Canada: 5.6%
69,000		Canadian Natural Resources Ltd.	1,664,855	0.9
8,100		Canadian Pacific Railway Ltd.	1,437,258	0.7
55,225	(2)	Magna International, Inc.	2,509,976	1.3
31,853		Restaurant Brands International, Inc.	1,665,912	0.9
189,270	(1)	Other Securities	3,456,160	1.8
			10,734,161	5.6

		China: 6.6%
23,721	(3)	Alibaba Group Holding Ltd. ADR	3,251,437	1.7
89,800		Tencent Holdings Ltd.	3,599,216	1.9
1,138,433	(1)	Other Securities	5,877,252	3.0
			12,727,905	6.6

		Finland: 1.1%
47,339		Sampo OYJ	2,098,051	1.1

		France: 5.0%
17,126		Air Liquide SA	2,126,634	1.1
1,106		Dassault Aviation SA	1,533,313	0.8
27,232		Thales S.A.	3,182,258	1.7
47,975	(1)	Other Securities	2,755,688	1.4
			9,597,893	5.0

		Germany: 6.3%
51,790		Bayer AG	3,601,935	1.9
15,993		Merck KGaA	1,646,202	0.9
22,033	(4)	Scout24 AG	1,010,880	0.5
31,313	(2), (3),(4)	Zalando SE	809,081	0.4
404,934	(1)	Other Securities	4,968,526	2.6
			12,036,624	6.3

		Hong Kong: 5.6%
535,800		AIA Group Ltd.	4,450,791	2.3
300,240		CK Hutchison Holdings Ltd.	2,881,767	1.5
48,400		Jardine Matheson Holdings Ltd.	3,370,031	1.8
			10,702,589	5.6

COMMON STOCK: (continued)
		India: 4.6%
206,003	(3)	Axis Bank Ltd.	$1,826,644	0.9
133,901		Housing Development Finance Corp.	3,772,566	2.0
1,273,134		NTPC Ltd.	2,716,631	1.4
231,667		Other Securities	602,866	0.3
			8,918,707	4.6

		Indonesia: 1.9%
1,415,500		Bank Central Asia Tbk PT	2,559,860	1.3
23,481,700		Other Securities	1,127,148	0.6
			3,687,008	1.9

		Italy: 0.9%
280,499		Banca Mediolanum SpA	1,635,521	0.9

		Japan: 13.9%
176,700		Mitsubishi Electric Corp.	1,948,576	1.0
11,700		Murata Manufacturing Co., Ltd.	1,576,573	0.8
65,400		Nippon Telegraph & Telephone Corp.	2,668,276	1.4
80,000		Seven & I Holdings Co., Ltd.	3,476,408	1.8
65,100	(2)	Takeda Pharmaceutical Co., Ltd.	2,206,532	1.2
1,082,300	(1),(5)	Other Securities	14,814,510	7.7
			26,690,875	13.9

		Mexico: 0.1%
25,038		Other Securities	154,234	0.1

		Netherlands: 4.6%
14,887		Airbus SE	1,419,325	0.7
13,904		ASML Holding NV	2,178,197	1.1
54,427		Koninklijke Philips NV	1,908,185	1.0
46,431		NXP Semiconductor NV — NXPI — US	3,402,464	1.8
			8,908,171	4.6

		Peru: 0.6%
5,575		Other Securities	1,235,810	0.6

		Philippines: 0.4%
44,190		Other Securities	770,926	0.4

		Portugal: 1.6%
134,268		Jeronimo Martins SGPS SA	1,591,146	0.9
88,307		Other Securities	1,390,468	0.7
			2,981,614	1.6

		Singapore: 0.3%
44,536	(1),(5)	Other Securities	504,148	0.3

		South Africa: 2.8%
21,568		Naspers Ltd.	4,318,268	2.3
227,598		Other Securities	1,036,680	0.5
			5,354,948	2.8

See Accompanying Notes to Financial Statements

84

VY® ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Korea: 3.2%
22,062		NAVER Corp.	$2,417,905	1.3
72,883		Samsung Electronics Co., Ltd.	2,537,183	1.3
1,158		Other Securities	1,144,470	0.6
			6,099,558	3.2

		Spain: 2.3%
33,306		Amadeus IT Group SA	2,317,353	1.2
385,663		Other Securities	2,166,937	1.1
			4,484,290	2.3

		Sweden: 2.8%
169,956		Essity AB	4,177,770	2.2
27,655	(1)	Other Securities	1,278,423	0.6
			5,456,193	2.8

		Switzerland: 6.1%
44,366		Julius Baer Group Ltd.	1,581,050	0.8
42,913		Nestle SA	3,482,939	1.8
253,878		UBS Group AG	3,166,682	1.7
11,831		Other Securities	3,524,061	1.8
			11,754,732	6.1

		Taiwan: 2.4%
463,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,361,951	1.8
11,000		Other Securities	1,147,795	0.6
			4,509,746	2.4

		Thailand: 0.6%
576,900		Other Securities	1,218,192	0.6

		United Arab Emirates: 0.6%
301,922		Other Securities	1,158,953	0.6

		United Kingdom: 9.6%
91,179		British American Tobacco PLC	2,901,227	1.5
463,177	(4)	ConvaTec Group PLC	820,426	0.4
29,713		London Stock Exchange Group PLC	1,541,527	0.8
81,204		Prudential PLC	1,450,016	0.8
36,187		Shire PLC	2,105,634	1.1
128,141		Smith & Nephew PLC	2,398,628	1.2
842,256	(1)	Other Securities	7,203,666	3.8
			18,421,124	9.6

		United States: 2.9%
1,091	(3)	Booking Holdings, Inc.	1,879,160	1.0
10,600		Mastercard, Inc. — Class A	1,999,690	1.0
26,918	(1)	Other Securities	1,658,152	0.9
			5,537,002	2.9

		Total Common Stock (Cost $188,947,121)	187,215,141	97.6

PREFERRED STOCK: 0.4%
		Germany: 0.2%
2,344		Other Securities	291,728	0.2

PREFERRED STOCK: (continued)
		United States: 0.2%
9,427	(3), (6),(7)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	$442,126	0.2

		Total Preferred Stock (Cost $583,406)	733,854	0.4

		Total Long-Term Investments (Cost $189,530,527)	187,948,995	98.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateral(8): 1.2%
269,735	BNP Paribas S.A., Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $269,779, collateralized by various U.S. Government Securities, 0.000%–8.125%, Market Value plus accrued interest $275,130, due 01/10/19–09/09/49)	269,735	0.2
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19–10/20/68)	1,000,000	0.5
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%–7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25–10/20/48)	1,000,000	0.5
		2,269,735	1.2

See Accompanying Notes to Financial Statements

85

VY® ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.4%
729,857	(9)	T. Rowe Price Government Reserve Fund, 2.400% (Cost $729,857)	$729,857	0.4

		Total Short-Term Investments (Cost $2,999,592)	2,999,592	1.6
		Total Investments in Securities (Cost $192,530,119)	$190,948,587	99.6
		Assets in Excess of Other Liabilities	782,997	0.4
		Net Assets	$191,731,584	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	The grouping contains non-income producing securities.
(2)	Security, or a portion of the security, is on loan.
(3)	Non-income producing security.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	The grouping contains securities on loan.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $442,126 or 0.2% of net assets. Please refer to the table below for additional details.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	18.2%
Health Care	12.8
Consumer Staples	12.5
Information Technology	12.4
Industrials	11.6
Communication Services	11.2
Consumer Discretionary	9.9
Materials	4.3
Energy	3.1
Utilities	1.4
Real Estate	0.6
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

86

VY® ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,204,523	$—	$4,204,523
Austria	2,110,078	—	—	2,110,078
Bermuda	897,701	—	—	897,701
Brazil	2,623,864	—	—	2,623,864
Canada	10,734,161	—	—	10,734,161
China	4,083,370	8,644,535	—	12,727,905
Finland	—	2,098,051	—	2,098,051
France	1,533,313	8,064,580	—	9,597,893
Germany	784,497	11,252,127	—	12,036,624
Hong Kong	—	10,702,589	—	10,702,589
India	—	8,918,707	—	8,918,707
Indonesia	—	3,687,008	—	3,687,008
Italy	—	1,635,521	—	1,635,521
Japan	—	26,690,875	—	26,690,875
Mexico	154,234	—	—	154,234
Netherlands	3,402,464	5,505,707	—	8,908,171
Peru	1,235,810	—	—	1,235,810
Philippines	—	770,926	—	770,926
Portugal	—	2,981,614	—	2,981,614
Singapore	504,148	—	—	504,148
South Africa	—	5,354,948	—	5,354,948
South Korea	—	6,099,558	—	6,099,558
Spain	959,549	3,524,741	—	4,484,290
Sweden	—	5,456,193	—	5,456,193
Switzerland	—	11,754,732	—	11,754,732
Taiwan	—	4,509,746	—	4,509,746
Thailand	—	1,218,192	—	1,218,192
United Arab Emirates	—	1,158,953	—	1,158,953
United Kingdom	3,756,147	14,664,977	—	18,421,124
United States	5,537,002	—	—	5,537,002
Total Common Stock	38,316,338	148,898,803	—	187,215,141
Preferred Stock	—	291,728	442,126	733,854
Short-Term Investments	729,857	2,269,735	—	2,999,592
Total Investments, at fair value	$39,046,195	$151,460,266	$442,126	$190,948,587
Other Financial Instruments+
Forward Foreign Currency Contracts	—	309	—	309
Total Assets	$39,046,195	$151,460,575	$442,126	$190,948,896
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(38,187)	$—	$(38,187)
Total Liabilities	$—	$(38,187)	$—	$(38,187)

(1)	For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $11,591,582 and $5,477,419 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

87

VY® ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, VY® T. Rowe Price International Stock Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	$258,547	$442,126
		$258,547	$442,126

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price International Stock Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,031,389	JPY 116,878,000	CIBC World Markets Corp.	01/18/19	$(36,283)
USD 43,580	HKD 341,479	The Bank of New York Mellon	01/02/19	(28)
ZAR 102,351	USD 7,055	The Bank of New York Mellon	01/02/19	59
USD 19,048	HKD 149,164	The Bank of New York Mellon	01/03/19	(1)
USD 12,991	BRL 50,416	The Bank of New York Mellon	01/03/19	(17)
JPY 639,579	USD 5,794	The Bank of New York Mellon	01/04/19	42
USD 17,123	JPY 1,899,756	The Bank of New York Mellon	01/07/19	(216)
USD 5,860	JPY 649,801	The Bank of New York Mellon	01/07/19	(71)
USD 47,843	JPY 5,305,471	The Bank of New York Mellon	01/07/19	(578)
USD 21,079	JPY 2,337,448	The Bank of New York Mellon	01/07/19	(255)
USD 41,772	JPY 4,632,177	The Bank of New York Mellon	01/07/19	(504)
JPY 1,469,118	USD 13,309	The Bank of New York Mellon	01/08/19	101
JPY 1,559,079	USD 14,123	The Bank of New York Mellon	01/08/19	107
USD 30,873	JPY 3,408,140	The Bank of New York Mellon	01/08/19	(234)
				$(37,878)

Currency Abbreviations

BRL	— Brazilian Real
HKD	— Hong Kong Sar Dollar
JPY	— Japanese Yen
USD	— United States Dollar
ZAR	— South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$309
Total Asset Derivatives		$309
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$38,187
Total Liability Derivatives		$38,187

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written Options	Total
Equity contracts	$—	$3,463	$3,463
Foreign exchange contracts	75,831	—	75,831
Total	$75,831	$3,463	$79,294

See Accompanying Notes to Financial Statements

88

VY® ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$6,713
Total	$6,713

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	CIBC World Markets Corp.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$309	$309
Total Assets	$—	$309	$309
Liabilities:
Forward foreign currency contracts	$36,283	$1,904	$38,187
Total Liabilities	$36,283	$1,904	$38,187
Net OTC derivative instruments by counterparty, at fair value	$(36,283)	$(1,595)	(37,878)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(36,283)	$(1,595)	$(37,878)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $194,069,401.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$22,242,310
Gross Unrealized Depreciation	(25,092,181)
Net Unrealized Depreciation	$(2,849,871)

See Accompanying Notes to Financial Statements

89

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio
Class I	NII	$0.0159
Class S	NII	$0.0134
Class S2	NII	$0.0119
All Classes	STCG	$0.0002
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.5764
Class I	NII	$0.6646
Class S	NII	$0.6298
Class S2	NII	$0.6083
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.3014
Class I	NII	$0.4655
Class S	NII	$0.3865
Class S2	NII	$0.3380
All Classes	LTCG	$3.1014
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.0650
Class I	NII	$0.1710
Class S	NII	$0.1161
Class S2	NII	$0.0781
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.1429
Class R6	NII	$0.2422
Class S	NII	$0.1904
Class S2	NII	$0.1569
All Classes	STCG	$0.0506
All Classes	LTCG	$2.6192
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.4988
Class I	NII	$0.6471
Class R6	NII	$0.6471
Class S	NII	$0.5772
Class S2	NII	$0.5370
All Classes	STCG	$0.5267
All Classes	LTCG	$1.5212
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2277
Class I	NII	$0.3045
Class S	NII	$0.2708
Class S2	NII	$0.2523
All Classes	STCG	$0.0608
All Classes	LTCG	$2.1610
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.2224
Class I	NII	$0.3051
Class S	NII	$0.2643

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Invesco Growth and Income Portfolio	100.00%
VY® JPMorgan Emerging Markets Equity Portfolio	1.76%
VY® Morgan Stanley Global Franchise Portfolio	86.31%
VY® T. Rowe Price Capital Appreciation Portfolio	54.65%
VY® T. Rowe Price Equity Income Portfolio	100.00%
VY® T. Rowe Price International Stock Portfolio	2.92%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® Invesco Growth and Income Portfolio	$ 57,360,784
VY® Morgan Stanley Global Franchise Portfolio	$ 55,874,886
VY® T. Rowe Price Capital Appreciation Portfolio	$ 343,067,734
VY® T. Rowe Price Equity Income Portfolio	$ 131,909,682

90

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$753,014	$0.0308	97.94%
VY® T. Rowe Price International Stock Portfolio	$334,842	$0.0240	94.94%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

91

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	Dentaquest, Boston, MA (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired.	150	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015–Present	Retired.	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 1994–Present	Retired.	150	None.

92

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:

Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2018, Patrick W. Kenny retired as Trustee of the Board.

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange WayWindsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July
2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010–Present); Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB- ADVISORY CONTRACTS AND SUB-SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of the Trust (the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”), and the sub-sub-advisory contracts (the “Sub-Sub-Advisory Contracts”) with the sub-sub-advisers to VY® Morgan Stanley Global Franchise Portfolio and VY® T. Rowe Price International Stock Portfolio (the “Sub-Sub-Advisers”), for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers, or Sub-Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract, Sub-Advisory Contract, and Sub-Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts, Sub-Advisory Contracts, and Sub-Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts, sub-advisory contracts and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management, sub-advisory and sub-sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts, Sub-Advisory Contracts, and Sub-Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory and sub-sub-advisory arrangements, as applicable.

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Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers, if any. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers and Sub-Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Advisers and Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers, and Sub-Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, the Sub-Advisers, and Sub-Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser and Sub-Sub-Adviser under the Management Contracts, Sub-Advisory Contracts, and Sub-Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, the Sub-Advisers, and the Sub-Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, the Sub-Advisers, and the Sub-Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

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Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, the Sub-Advisers, and the Sub-Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, the Sub-Advisers, or the Sub-Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and their Sub-Sub-Advisers with respect to sub-advisory and sub-sub-advisory fee schedules.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of some of the Portfolios under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In this regard, the Board considered that each Sub-Sub-Adviser is compensated by the relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers and Sub-Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager, Sub-Advisers, and Sub-Sub-Advisers’ potential fall-out benefits were not unreasonable.

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Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management, Sub-Advisory and, as applicable, Sub-Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Liquid Asset Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which results in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the one-year and five-year periods, and the fifth (lowest) quintile for the year-to-date and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection, sector allocation and the Portfolio’s large-cap bias on the Portfolio’s performance; (2) that, in May 2017, the Sub-Adviser implemented enhancements to its investment processes; and (3) that management would continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds

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in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the five-year and ten-year periods, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fifth (lowest) quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure; and (2) management’s discussion that, although the Portfolio’s management fee rate is above the median management fee rate of the funds in its Selected Peer Group, its net expense ratio is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

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reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the five-year period, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure; and (2) the competitiveness of the Portfolio’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoints discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the

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Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and three-year periods, the third quintile for the ten-year period, and the fourth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which results in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for VY® T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the three-year and five-year periods, and the fourth quintile for the one-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s representations regarding the impact of security selection and sector allocation on the Portfolio’s performance; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fees schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all

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factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT1AISS2 (1218-022119)

Annual Report
December 31, 2018
Classes ADV, I, P2*, R6, S and S2
Voya Investors Trust
■ Voya High Yield Portfolio	■ VY® Clarion Real Estate Portfolio
■ Voya Large Cap Growth Portfolio	■ VY® Franklin Income Portfolio
■ Voya Large Cap Value Portfolio	■ VY® JPMorgan Small Cap Core Equity Portfolio
■ Voya Limited Maturity Bond Portfolio	■ VY® Templeton Global Growth Portfolio
■ Voya U.S. Stock Index Portfolio
*Patent Pending

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.
As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 31, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective:  Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.
As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.
U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.
In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.
International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya High Yield Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	96.5%
Bank Loans	0.2%
Common Stock	0.1%
Convertible Bonds/Notes**	0.0%
Other**	0.0%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, and Randall Parrish, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -3.20% compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index”), which returned -2.08% for the same period.
Portfolio Specifics: Until November, high yield was one of the only fixed income asset classes that had posted positive returns for the year. High yield bonds largely withstood the volatility that plagued the equity markets, driven by continued trade war rhetoric between the United States and China, softer global growth, a decline in oil prices and continued interest rate increases by the U.S. Federal Reserve Board (“Fed”), among other factors. The high yield market nose-dived after November, pressured by fears of a growth slowdown in China and uncertainty surrounding the pace of continued Fed rate hikes. High yield spreads to comparable maturity U.S. Treasuries widened to levels last seen in early 2016; the market finished down 2.08% for the year, after being up 2.81% as recently as October.
We attribute much of the Portfolio’s underperformance during the reporting period to our holdings in the communications space. The wirelines sector is undergoing a fundamental shift, which during the reporting period created volatility and credit stress. Our position in Telecom Italia hurt performance as economic headwinds in Italy combined with turmoil in the boardroom to pressure bond levels. What’s more, our positioning in DISH and Intelsat led to underperformance in the cable and satellite sector.
Within the automotive sector, the Portfolio’s holding in American Tire Distributors detracted from performance. The price of the bonds dropped sharply after the loss of a major supplier threatened the viability of the company’s business model. We exited the position at a loss, which proved to be the right move, since the bonds ultimately traded much lower when the company filed for bankruptcy.
The largest contributor to relative performance during the period was the recovery by previous underperformers among retailers and supermarkets, including Rite Aid and PetSmart. The Portfolio’s underweight positioning of oil field services added to relative returns as oil prices declined significantly. When combined with a slight overweight to independent energy sector, however, the contribution from the Portfolio’s broad
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

HCA, Inc., 7.500%, 02/15/22	0.8%
Sprint Communications, Inc., 6.000%, 11/15/22	0.7%
Sprint Corp., 7.125%, 06/15/24	0.7%
Vizient, Inc., 10.375%, 03/01/24	0.6%
DISH DBS Corp., 5.875%, 11/15/24	0.6%
Bausch Health Cos, Inc., 8.500%, 01/31/27	0.6%
1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	0.6%
BWAY Holding Co., 7.250%, 04/15/25	0.6%
CommScope Tech Finance LLC, 6.000%, 06/15/25	0.5%
Century Communities, Inc., 5.875%, 07/15/25	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
energy allocation was largely flat.
Current Strategy and Outlook: The high yield market was one of the top performers in the fixed income space until the last two months of 2018, when fears over slowing global growth escalated. This, coupled with uncertainty around the Fed’s pace of interest rate hikes, led to a spike in equity volatility and a sharp move wider in spreads. High yield closed the year at an option-adjusted spread of 526 basis points (5.26%). This was 183 basis points (1.83%) wider year-to-date and 222 basis points (2.22%) from its tightest levels, which the Index reached just in October. This equates to an index yield-to-worst of 7.95%, a level last seen in early 2016.
In our view, credit fundamentals for the high yield market remain reasonable. While we expect growth to moderate in 2019 to at or above trend, we believe a recession is not imminent and therefore the next default cycle remains beyond the horizon. We believe that earnings growth will slow as a result but will remain positive. In our view, credit statistics will continue to improve, as we have yet to see a pick-up of intentional leveraging or other typical, late-cycle behavior. It is our belief that key risks remain in the macro environment, particularly the potential of a sharp growth slowdown in China. A pause in the Fed’s pace of rate hikes should be supportive of high yield, in our opinion. Given the continued solid fundamental backdrop, we believe recent spread widening presents more attractive valuations. In our view, yield spreads more than compensate for near-term default risk, but we do not expect them to reach the tightest levels as the cycle ages. We continue to maintain an overweight to single B-rated issuers while opportunistically reducing our CCC exposure. We continue to be positive on the independent energy sector despite the recent decline in oil prices, and remain underweight oil field services. We maintain our overweights to the leisure and chemicals sectors, with a bias towards companies with more domestic exposures. Our longtime underweight to financials remains as we see more favorable risk/return potential in other sectors.

*
Effective March 31, 2018, Matthew Toms was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-3.53%	2.80%	9.25%
Class I	-2.96%	3.41%	9.91%
Class S	-3.20%	3.15%	9.62%
Class S2	-3.23%	3.00%	9.47%
Bloomberg Barclays High Yield Bond - 2% Issuer Constrained Composite Index	-2.08%	3.84%	11.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was managed by a different sub-adviser.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	29.4%
Consumer Discretionary	15.6%
Health Care	14.6%
Industrials	13.0%
Communication Services	11.9%
Consumer Staples	5.4%
Financials	4.6%
Real Estate	2.2%
Materials	1.2%
Energy	0.6%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares, provided a total return of  -1.73% compared to the Russell 1000® Growth Index, which returned -1.51% for the same period.
Portfolio Specifics: For the one-year reporting period, the Portfolio outperformed the the Russell 1000® Growth Index prior to the deduction of fees and operating expenses, but lagged the benchmark net of those costs. During the period, Portfolio results were due to positive stock selection and asset allocation. On the sector level, stock selection within the information technology sector, and to a lesser extent, the industrials sector, had the largest positive impact on performance. At the individual stock level, key contributors included overweight positions in medical device company, Boston Scientific Corporation, and off-price retailer, Burlington Stores, Inc., as well as and underweight position in Facebook, Inc. By contrast, stock selection within the materials and consumer discretionary sectors had largest negative impact on relative performance. Key detractors included overweight positions in discount retailer, Dollar Tree, Inc., transportation and logistics company, XPO Logistics, Inc. and semiconductor company, Microchip Technology Incorporated.
Current Strategy and Outlook: We believe the U.S. economy is currently in the later stages of the economic cycle. With macro-related concerns on the rise (i.e., trade wars, rising rates and fears of a slowing economy), market sentiment is mixed and uncertain as the U.S. Federal Reserve Board has cautiously taken steps toward a normalized interest rate
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Microsoft Corp.	7.6%
Amazon.com, Inc.	6.8%
Alphabet, Inc. - Class A	5.1%
Apple, Inc.	4.2%
UnitedHealth Group, Inc.	3.5%
Facebook, Inc. - Class A	2.6%
Home Depot, Inc.	2.6%
Boeing Co.	2.5%
Fidelity National Information Services, Inc.	2.3%
Thermo Fisher Scientific, Inc.	2.1%
Portfolio holdings are subject to change daily.
environment. While the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow, active dividend increases and share buybacks, we believe record high incremental margins are at peak. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies we believe have strong fundamentals and attractive relative valuations.

*
Effective May 1, 2018, Christopher F. Corapi was removed as a Portfolio Manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-2.07%	9.30%	14.65%
Class I	-1.48%	9.94%	15.33%
Class R6(1)	-1.53%	9.94%	15.33%
Class S	-1.73%	9.66%	15.04%
Class S2	-1.86%	9.51%	14.87%
Russell 1000® Growth Index	-1.51%	10.40%	15.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to June 11, 2010, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	21.3%
Health Care	14.9%
Information Technology	9.3%
Energy	8.7%
Consumer Staples	8.6%
Communication Services	7.6%
Utilities	6.8%
Industrials	6.5%
Real Estate	4.7%
Consumer Discretionary	4.6%
Materials	4.0%
Communications**	0.0%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, James Dorment, CFA, and Kristy Finnegan, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -8.00% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned -8.27% for the same period.
Portfolio Specifics: For the period ended December 31, 2018, the Portfolio outperformed the Index before deducting fees and operating expenses, but lagged the Index net of those costs. During the period, Portfolio performance was the result of positive security selection and asset allocation. On the sector level, stock selection within the information technology and utilities sectors had the largest positive impact on performance. At the individual stock level, key contributors included overweights positions in Pfizer Inc. and Microsoft Corporation, and now owning benchmark name General Electric Company, an industrials conglomerate company. By contrast, stock selection within the healthcare and energy sectors had the largest negative impact on relative performance. Key detractors included an underweight position in pharmaceutical company Merck & Co., Inc., and owning non-benchmark positions in Lam Research Corporation, an electronic production equipment company, BWX Technologies, an aerospace & defense company.
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Pfizer, Inc.	3.7%
JPMorgan Chase & Co.	3.7%
Johnson & Johnson	3.3%
Chevron Corp.	3.2%
Wells Fargo & Co.	2.7%
Cisco Systems, Inc.	2.7%
Air Products & Chemicals, Inc.	2.7%
Verizon Communications, Inc.	2.6%
Procter & Gamble Co.	2.6%
Bank of America Corp.	2.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio seeks to provide.

*
Christopher Corapi has announced he intends to retire effective on or about June 1, 2019. Accordingly, effective on or about June 1, 2019, Mr. Corapi will no longer serve as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 September 9, 2013
Class ADV	-8.33%	4.00%	9.46%	—
Class I	-7.81%	4.63%	10.11%	—
Class R6(1)	-7.74%	4.62%	10.11%	—
Class S	-8.00%	4.36%	9.85%	—
Class S2	-8.12%	4.23%	—	5.69%
Russell 1000® Value	-8.27%	5.95%	11.18%	7.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	47.0%
U.S. Treasury Obligations	26.1%
Asset-Backed Securities	16.9%
Commercial Mortgage-Backed Securities	8.2%
Collateralized Mortgage Obligations	1.0%
Foreign Government Bonds	0.1%
U.S. Government Agency Obligations**	0.0%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of 1.07% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 1.60% for the same period.
Portfolio Specifics: For the reporting period, gross of fees and expenses, the Portfolio performed in-line with the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index but lagged the benchmark net of those costs due mainly to security selection.
During the period, the Portfolio was overweight spread sectors, including investment grade (“IG”) corporate bonds, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). ABS and CMBS asset allocation was additive to performance over the period, while IG corporates underperformed as spreads in this sector widened. The Portfolio’s U.S. Treasury bond underweight was not beneficial as higher quality bonds outperformed. Overall, favorable asset allocation and a shorter than benchmark duration profile added to relative results, while security selection detracted.
The year closed with the Federal Open Markets Committee (“FOMC”) raising the Federal funds rate by a quarter-percentage point at its final meeting of the year. Although the FOMC projections signaled a less aggressive U.S. Federal Reserve Board (“Fed”) moving forward, this did little to mute the volatility and spread widening that took hold in December. Risk assets suffered while a “risk-off” bid for U.S. Treasury and higher credit quality bonds materialized, as evidenced by the two-year U.S. Treasury yield closing the quarter at 2.48%, 0.33% lower, and the ten-year yield closing at 2.69%, lower by 0.36%.
Our sector allocation proved additive to performance, driven by our defensive yield curve positioning. Across the securitized sector, we were overweight high quality ABS, as we thought that the sector would remain well bid and offer solid return versus Treasuries. This positioning proved to be additive, driven by the well-positioned consumer and supportive labor markets. We were also overweight CMBS, but remained up in quality in the sector as we felt that fundamentals were stretched slightly. Nevertheless, we maintained our overweight based on the yield advantage versus other high quality sectors. This positioning contributed to performance during the year. Allocations to investment grade corporate credit detracted however, as we were overweight versus the benchmark and yield spreads widened. Corporate sectors were the most negatively impacted by the equity turbulence in the fourth quarter. Security selection to corporates also took away for the period.
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

United States Treasury Note, 1.500%, 10/31/19	12.8%
United States Treasury Note, 2.500%, 12/31/20	6.9%
United States Treasury Note, 2.625%, 12/15/21	4.9%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.406%, 08/15/46	1.0%
United States Treasury Note, 2.750%, 09/15/21	0.9%
CVS Health Corp., 3.350%, 03/09/21	0.7%
Goldman Sachs Group, Inc., 2.550%, 10/23/19	0.7%
United States Treasury Note, 2.625%, 12/31/23	0.6%
Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.926%, 01/15/29	0.6%
Morgan Stanley, 5.500%, 07/28/21	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) added to the Portfolio’s performance over the reporting period.
Current Strategy and Outlook: With headlines painting the yield curve inversion as a precursor of economic doom, it is important for investors to remember that an inverted yield curve represents fear of a recession, it does not cause a recession. While we see a deceleration in U.S. growth towards trend, we expect investment and improved productivity will support a modestly higher level of potential growth and limit inflationary risks. Meanwhile, we believe a more data dependent Fed will take a break from its rate hikes, supported by limited inflation, a decelerating U.S. economy, elevated global trade tensions and U.S. political gridlock feeding market fears and volatility.
The repricing in corporate credit markets in late 2018, offers compelling entry points in investment grade and high yield corporate bonds, in our opinion. Overall, we believe the outlook for investment grade credit remains attractive with earnings reinforcing a supportive fundamental picture. Technical factors — including new corporate bond issuance — are likely to dominate near-term investment grade spread moves, in our view.
We believe securitized sectors continue to offer opportunity, especially in an environment of a slower Fed. In non-agency residential mortgage-backed securities, we are positive but moderating our outlook given shifting valuations across the fixed income landscape. It is our belief for legacy product, the opportunity set continues to dwindle, which has led some investors to hoard their investments. We look for CMBS to perform well into the start of 2019, with relatively firm investor interest, a manageable new issue pipeline and supportive fundamentals.
A year ago, we highlighted the importance of positioning portfolios to avoid downside volatility, and our bias towards “selling into strength”. The repricing of credit markets across the corporate and securitized spectrum in late 2018 against a backdrop of a moderating Fed and more benign economic outlook compels us to shift our bias for 2019. Looking ahead, we are inclined toward “buying on weakness” with a bias towards liquidity, since we expect markets to overshoot as investors overestimate downside risks. We believe this will provide opportunities as a more benign scenario plays out in the year ahead.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	0.71%	0.60%	1.46%
Class I	1.33%	1.20%	2.08%
Class S	1.07%	0.96%	1.83%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	1.60%	1.03%	1.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	19.9%
Health Care	15.4%
Financials	13.3%
Communication Services	10.0%
Consumer Discretionary	9.9%
Industrials	9.1%
Consumer Staples	7.3%
Energy	5.3%
Utilities	3.3%
Real Estate	2.9%
Materials	2.7%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -4.62% compared to the S&P 500® Index, which returned -4.38% for the same period.
Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
On the sector level, and on an absolute basis, health care, utilities and consumer discretionary were the best performing sectors. By contrast, energy, materials and industrials sectors underperformed.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Microsoft Corp.	3.7%
Apple, Inc.	3.3%
Amazon.com, Inc.	2.9%
Berkshire Hathaway, Inc. – Class B	1.9%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.5%
Alphabet, Inc. - Class C	1.5%
Facebook, Inc. - Class A	1.5%
Alphabet, Inc. - Class A	1.5%
Exxon Mobil Corp.	1.4%
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class ADV May 28, 2009
Class ADV	-5.10%	7.63%	—	12.64%
Class I	-4.62%	8.20%	12.82%	—
Class P2(1)	-4.55%	8.24%	12.85%	—
Class S	-4.84%	7.95%	12.56%	—
Class S2	-5.03%	7.78%	12.38%	—
S&P 500® Index	-4.38%	8.49%	13.12%	13.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

REIT Diversification as of December 31, 2018 (as a percentage of net assets)

Specialized REITs	20.7%
Residential REITs	19.3%
Retail REITs	14.2%
Office REITs	13.9%
Health Care REITs	11.1%
Industrial REITs	7.9%
Hotel & Resort REITs	5.6%
Diversified REITs	5.5%
Hotels, Resorts & Cruise Lines	1.0%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, and Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -7.65% compared to the MSCI U.S. REIT® Index, which returned -4.57% for the same period.
Portfolio Specifics: The Portfolio trailed the MSCI U.S. REIT® Index during the period, primarily as the result of stock selection decisions. The majority of the Portfolio’s relative underperformance occurred during the second quarter of the year. During this quarter, we gave back most of the alpha generated over the prior trailing one-year period and is largely due to our high-conviction strategy, which is based on fundamental insights. In the second quarter of 2018 and ultimately for the year, underperformance was largely driven by stock selection in the healthcare and net lease sectors. As it relates to stock selection in healthcare and net lease, per our fundamental work, these sectors offered below-average earnings growth and also traded at above-average valuations. We did not believe these property sectors looked particularly attractive. Nonetheless, these sectors caught a strong bid beginning in the second quarter, as the market began to grow cautious on growth and appeared to desire above-average dividend yield. Our underwriting of the various healthcare sub-sectors revealed underlying lease coverage risk, which we believe could lead to a number of companies having to cut their dividend. Nonetheless, the market was not discerning in the second-half of 2018 when it came to desiring dividend yield. Positioning in the mall and technology sectors also detracted from relative performance during the period. Notable bright spots for the year included the impact of portfolio positioning in the industrial, residential, storage, hotel and shopping center sectors as all of these sectors contributed to relative performance during the year.
U.S. real estate stocks finished the year with a negative 4.6% total return for the year, performing in-line with the broader large cap equities market and outperforming small cap equities. From a performance standpoint, listed real estate company returns trailed broader market equities for much of the year until the fourth quarter when they were “down less” as investors became more defensive, seeking the stability and dividend yield of listed real estate. Equity markets became particularly volatile late in the year on concerns of slowing global economic growth and elevated geopolitical risk. These concerns increasingly brought into question the magnitude of a corporate earnings slowdown, economic deceleration and monetary policy which has been tightening globally, led by the U.S. Federal Reserve Bank which raised its policy rate four times in 2018 to a
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Simon Property Group, Inc.	6.7%
ProLogis, Inc.	5.7%
Equinix, Inc.	5.5%
Equity Residential	5.1%
Welltower, Inc.	4.9%
AvalonBay Communities, Inc.	4.5%
Extra Space Storage, Inc.	3.8%
Healthcare Trust of America, Inc.	3.4%
CubeSmart	3.3%
Regency Centers Corp.	3.2%
Portfolio holdings are subject to change daily.
2.25 – 2.5% target range by the end of the year. The yield on the U.S. 10-year Treasury bond reflected increased concerns of an economic slowdown by finishing the year at 2.68%, up from 2.41% one year ago.
Investor sentiment and geopolitical concerns overshadowed the continued improvement in real estate fundamentals in 2018. Interestingly, listed real estate returns were negative despite an active private real estate market, which continues to record a high level of transactions at competitive yields and as a significant amount of  “dry powder” has been raised by private equity to invest in real estate. This has led to a disconnect in listed real estate valuations versus the private market as real estate among listed companies remains materially cheaper (-10% discount) than in the private market.
We believe the economic expansion should continue in 2019 but it is increasingly clear that the expansion is slowing more than previously expected, in our opinion. In our view, he fading of fiscal stimulus in the U.S. combined with continued monetary tightening, however moderated, will weigh on economic activity, as will negative sentiment surrounding elevated geopolitical risk such as Brexit, U.S. trade policy uncertainty, and a slowing China. We believe this should ease inflationary pressures and the pace at which monetary policy is tightening which should help keep interest rates range-bound. In our opinion, weak energy markets should also act to counter-balance any inflationary pressures. Despite a slowing pace of growth, job markets remain tight at this stage of the economic cycle and the capital markets remain accommodative to companies that need to raise or refinance attractively-priced debt, in our opinion.
Current Strategy and Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. We favor the technology, residential, self-storage and class-A mall companies. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefiting from firming demand, particularly in the coastal markets. We are cautious and selective in markets and property types which seem expensive in our view relative to the rate of earnings growth. This includes the lodging, net lease, healthcare, shopping center and office sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Clarion Real Estate Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-7.97%	5.88%	11.37%
Class I	-7.42%	6.52%	12.04%
Class S	-7.65%	6.25%	11.76%
Class S2	-7.78%	6.09%	11.59%
MSCI U.S. REIT® Index	-4.57%	7.80%	12.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Franklin Income Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	38.4%
Common Stock	36.7%
Equity-Linked Securities	9.5%
U.S. Treasury Obligations	7.2%
Bank Loans	4.5%
Convertible Bonds/Notes	1.1%
Preferred Stock	0.3%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Franklin Income Portfolio* (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Brendan Circle, CFA, Edward D. Perks, CFA, and Matt Quinlan, Portfolio Managers** of Franklin Advisers, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -5.01% compared to the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index***, which returned -4.38% and 0.01%, respectively, for the same period.
Portfolio Specifics: At period end, the Portfolio held 50.6% in fixed income securities (up from 41.1% at year-end 2017), including 38.9% in corporate debt, 7.2% in U.S. Treasury securities, and 4.5% in floating-rate corporate loans. We have maintained an emphasis on select opportunities within corporate debt securities, particularly within non-investment grade where we prefer to emphasize company-specific factors rather than broad credit and interest-rate risk. (High yield bonds have the added advantage of being a fairly short duration asset class.) Rising interest rates and select widening in corporate credit spreads presented an opportunity to more than double the weighting of investment-grade corporate debt to 9.4% of assets.
Corporate fixed income sector exposures remain fairly diversified, with health care (11.1%), communication services (6.8%), energy (6.3%) and financials (6.0%) the largest weightings.
Overall performance among fixed income holdings was slightly negative for the year, with key detractors concentrated in energy and consumer discretionary. Key contributions among fixed income positions came from health care, utilities and U.S. Treasury holdings.
During the year, holdings of equity securities declined from 58.0% to 47.6%.
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

United States Treasury Note, 2.250%, 03/31/20	2.2%
Wells Fargo & Co.	2.0%
Chesapeake Energy Corp., 8.000%, 06/15/27	2.0%
CHS/Community Health Systems, Inc., 6.250%, 03/31/23	2.0%
Southern Co.	1.8%
Dominion Energy, Inc.	1.7%
Sempra Energy	1.5%
Verizon Communications, Inc.	1.5%
United States Treasury Note, 2.500%, 06/30/20	1.3%
United States Treasury Note, 2.500%, 05/31/20	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
While the overall performance from equity securities turned negative as equity markets came under significant pressure to end the year, performance was fairly mixed across sectors. Economically sensitive sectors came under the greatest pressure at year-end, with holdings in the energy, industrials, financials and materials among the leading detractors. Partially offsetting the detractors were contributions from equity holdings in the health care, information technology and utilities sectors.
The Portfolio made moderate use of derivative instruments during the period, such as equity options and equity-linked notes. The goal of these instruments is to enhance Portfolio returns and yield and, in some cases, broaden the investment universe. These positions had a modest impact on performance.
Current Strategy and Outlook: Our optimism about the global economy continues to encourage our search for what we believe to be attractive total return investments (those providing a combination of income generation and capital appreciation) in both equity and fixed income markets. Equities continued to represent a larger weighting in the Portfolio than fixed income. In our opinion, we regard equities as relatively attractive compared to more interest rate-sensitive asset classes, given the potential for eventual higher interest rates and the risk this entails for fixed income markets. Ultimately, we continue to look across companies’ individual capital structures in search of what we believe to be the most compelling investments among dividend-paying equities and many different types of fixed income securities.

*
Effective January 25, 2019, the Board of Directors approved the sub-adviser replacement of Franklin Advisers, Inc. with Voya Investment Management Co. LLC for Franklin Income Portfolio, along with related changes to the Portfolio’s name, strategy and primary benchmark. Effective on or about May 1, 2019, the Portfolio’s name will change from VY® Franklin Income Portfolio to Voya Balanced Income Portfolio.

**
Effective May 2018, Brendan Circle was added as a portfolio manager to the Portfolio. In conjunction with the strategy and sub-adviser changes, effective on or about May 1, 2019, Brendan Circle, Edward D. Perks, and Matt Quinlan will be removed as portfolio managers of the Portfolio and Paul Zemsky, Brian Timberlake, and Vincent Costa will be added as portfolio managers of the Portfolio.

***
In conjunction with the strategy and sub-adviser changes, effective on or about May 1, 2019, the Portfolio will change its primary benchmark from the Bloomberg Barclays U.S. Aggregate Bond Index to a blended benchmark consisting of: 60% Bloomberg Barclays U.S. Aggregate Bond Index, 30% Russell 1000® Index, and 10% MSCI EAFE® Index because the blended benchmark is considered by the Sub-Advisor to be a more appropriate benchmark reflecting the types of securities in which the Portfolio now invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Franklin Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-5.39%	3.22%	8.50%
Class I	-4.79%	3.77%	9.15%
Class S	-5.01%	3.57%	8.89%
Class S2	-5.15%	3.41%	8.72%
S&P 500® Index	-4.38%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Industrials	18.7%
Financials	16.7%
Health Care	13.8%
Information Technology	13.0%
Consumer Discretionary	9.3%
Real Estate	8.3%
Materials	5.8%
Utilities	3.0%
Consumer Staples	2.8%
Energy	2.7%
Communication Services	2.1%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Executive Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -10.52% compared to the Russell 2000® Index, which returned -11.01% for the same period.
Portfolio Specifics: The quantitative sleeve underperformed the Russell 2000® Index, which returned -11.01% for the year ended December 31, 2018.
Stock selection in the media and retail sectors detracted. At the individual stock level, Quad/Graphics and Tenet Healthcare were the top detractors. Within the media sector, Quad/Graphics detracted from performance. Shares fell after releasing poor first-quarter 2018 earnings results, missing both top- and bottom-line expectations. The company faced ongoing print industry volume and pricing pressures, and management noted slowing organic sales. Shares further dipped after the company announced it will acquire LSC Communications. Within the health services and systems sector, Tenet Healthcare detracted from performance. Shares initially declined after the company reported weaker-than-anticipated hospital admissions in its third-quarter 2018 earnings report. The company’s ambulatory segment showed strong volume growth, however. The company faced further selling pressure after a federal judge invalidated the Affordable Care Act (“ACA”). The perceived uncertainty related to the ruling and impact to ACA related earnings weighed on the stock.
Alternatively, stock selection in the software and services and energy sectors aided performance. At the individual stock level, Insperity and Renewable Energy were the top contributors. Within the consumer cyclical sector, Insperity contributed to performance. Shares initially rose after the company announced fourth-quarter 2017 earnings. Insperity reported revenues and earnings ahead of estimates and noted higher revenues per employee during the period. Shares of the stock rallied again after the company released strong second-quarter 2018 earnings that exceeded consensus. The company highlighted strong worksite employee growth as well as higher-than-expected worker compensation. The company overall benefited from a strong economy and labor market that witnessed record-low unemployment levels and strong job additions since the beginning of the year. Within the energy sector, Renewable Energy contributed to performance. Shares began to rally halfway throughout the year when S&P Dow Jones announced that Renewable Energy would join the S&P SmallCap 600® Index and purchase volume increased. Shares further increased after the company announced better-than-expected second-quarter 2018 results driven by good execution across all aspects of the business. Additionally, fuel sales volumes rose and the average selling price per gallon increased.
The fundamental sleeve outperformed the Russell 2000® Index during the year. Stock selection in the materials and processing and technology sectors
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Pool Corp.	1.4%
Aptargroup, Inc.	1.3%
Performance Food Group Co.	1.3%
Toro Co.	1.3%
Portland General Electric Co.	1.2%
Molina Healthcare, Inc.	1.1%
Encompass Health Corp.	1.1%
National Retail Properties, Inc.	1.1%
Wintrust Financial Corp.	0.9%
Cornerstone OnDemand, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
contributed the most to performance. Stock selection in financial services and energy detracted from performance.
Pool Corporation and Tableau Software were top contributors to results in the year. Pool Corporation outperformed after reporting solid results in the back half of the year. We continue to have conviction in our position, which remains a top holding. Tableau Software traded higher throughout the year as a string of positive earnings results demonstrated momentum behind its business. A strong set of third-quarter results further fueled positive sentiment in the stock during the fourth quarter, despite the challenging market environment for other software companies. While we have pared back our position during the back half of the year, we continue to have conviction in the name.
Patterson-UTI Energy and Core Laboratories were top detractors. Patterson-UTI Energy underperformed earlier in the year as investors disagreed with the company’s announced plan to increase capital expenditures in 2018, hindering the ability to return cash to shareholders. Declining oil prices later in the year also weighed on sentiment. Regarding Core Laboratories, much of the underperformance in the stock came in the back half of the year, with the combination of declining oil prices and a delay in the recovery of international and deep-water-field development activity weighing on shares. We continue to own positions in Core Laboratories and Patterson-UTI Energy.
Current Strategy and Outlook: We continue to focus on the fundamentals of the economy and of company earnings. The implications of tariffs and U.S. Federal Reserve Board policy will be integral to investor sentiment and likely continue to contribute to the uncertainty, in our opinion.
While we believe continued earnings growth and strength in economic indicators should provide support to the equity market, we are monitoring possible risks that could present headwinds for U.S. stocks. In particular, we continue to watch closely the trade narrative, global economic growth and the implications of rising rates, all of which have the potential to add to volatility.
We seek to own high-quality businesses, run by management teams with a proven track record of creating shareholder value. From a positioning perspective, materials and processing remains the largest overweight exposure. Producer durables, which started the year as a neutral-weight exposure, is the second-largest overweight as we added to existing names and initiated new positions. Technology and health care continue to be our largest underweight exposures.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-10.82%	5.21%	12.77%
Class I	-10.34%	5.84%	13.45%
Class R6(1)	-10.34%	5.83%	13.44%
Class S	-10.52%	5.58%	13.17%
Class S2	-10.64%	5.43%	13.00%
Russell 2000® Index	-11.01%	4.41%	11.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® Templeton Global Growth Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

United States	30.7%
United Kingdom	8.8%
France	7.7%
China	6.7%
Japan	6.6%
Germany	6.1%
Netherlands	4.7%
Switzerland	3.8%
South Korea	3.4%
Canada	2.7%
Countries between 0.4% – 2.5%^	17.1%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.4% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
VY® Templeton Global Growth Portfolio* (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA, Chief Investment Officer and President, Tucker Scott, CFA and Executive Vice President, and Heather Arnold, CFA and Director of Research for the Templeton Global Equity Group, Portfolio Managers** of Templeton Global Advisors Limited — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -14.35% compared to the MSCI World IndexSM, which returned -8.71% for the same period.
Portfolio Specifics: From a sector standpoint, relative underperformance was primarily attributable to stock-specific issues in health care and financials. The former sector was pressured by a stake in Irish generic drug-maker Perrigo. The company reported poor results, though we remain positive on this highly cash-generative firm trading at multiples we believe significantly understate its long-term earnings power.
The Portfolio’s financials holdings were led lower by a handful of U.S. and European banks, including Citigroup and BNP Paribas. In the U.S., we have found fewer bargains recently among regional banks and fully valued universal banks, focusing instead on what we believe are cheaper universal banks and consumer finance firms with distinct value catalysts. In Europe, we have selectively reduced exposure to some domestically focused banks with concentrated political risks. Select European banks still look attractive, in our opinion. Information technology and consumer discretionary also detracted from relative results.
Turning to contributors, stock selection in communication services, energy and materials buoyed relative returns. From communication services, Luxembourg-based satellite specialist SES was a top contributor. Recent results have shown stabilization in the firm’s video business and better-than-expected growth in other key segments. In energy, we rotated into more
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Royal Dutch Shell PLC - Class B	2.7%
Oracle Corp.	2.6%
SES S.A. - Luxembourg	2.4%
Singapore Telecommunications Ltd.	2.3%
BP PLC	2.3%
ENI S.p.A.	2.3%
Citigroup, Inc.	2.1%
Roche Holding AG	2.0%
Samsung Electronics Co., Ltd.	2.0%
Standard Chartered PLC	2.0%
Portfolio holdings are subject to change daily.
defensive, integrated stocks over the course of the year; however, with oil again trading near cash costs, we are searching for bargains in more cyclical parts of the sector. Materials benefited from modest exposure to select precious metals-related companies.
From a regional standpoint, stock-specific weakness and an underweight in the U.S. detracted significantly from relative performance.
During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.
Current Strategy and Outlook: Looking ahead, we see scope for continued moderate global growth as China likely stimulates and the U.S. Federal Reserve Board and European Central Bank manage their respective economic cycles, in our view. Despite extended valuations in some parts of the market, we see pockets of opportunity, particularly outside the United States. In our opinion, volatility is likely to remain elevated given rising late-cycle risks, and resultant dislocations should continue to present opportunities for disciplined stock pickers. The policy backdrop is also an important consideration given nascent efforts to normalize what we believe has been extraordinarily accommodative central bank policy. We believe the process of policy normalization will drive a rotation away from expensive growth stocks, to the benefit of beaten-down value shares.

*
On November 16, 2018, the Portfolio's Board of Trustees (the “Board”) approved a proposal to reorganize the Portfolio with and into Voya Global Equity Portfolio (which is not included in this report). The proposed reorganization is subject to approval by the shareholders of the Portfolio. If approved by shareholders, the reorganization is expected to take place on or about August 23, 2019.

**
Effective October 9, 2018, James Harper no longer serves as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Templeton Global Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-14.60%	-0.17%	7.56%
Class I	-14.13%	0.42%	8.26%
Class S	-14.35%	0.18%	7.99%
Class S2	-14.49%	0.01%	7.82%
MSCI World IndexSM	-8.71%	4.56%	9.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Global Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya High Yield Portfolio
Class ADV	$1,000.00	$970.50	1.08%	$5.36	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	973.30	0.48	2.39	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	972.10	0.73	3.63	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	972.50	0.88	4.38	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$928.00	1.27%	$6.17	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	930.60	0.67	3.26	1,000.00	1,021.83	0.67	3.41
Class R6	1,000.00	930.60	0.67	3.26	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	929.60	0.92	4.47	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	928.90	1.07	5.20	1,000.00	1,019.81	1.07	5.45
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$930.90	1.24%	$6.03	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	933.80	0.64	3.12	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	934.60	0.64	3.12	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	932.70	0.89	4.34	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	932.30	1.04	5.07	1,000.00	1,019.96	1.04	5.30

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,009.80	0.89%	$4.51	$1,000.00	$1,020.72	0.89%	$4.53
Class I	1,000.00	1,012.80	0.29	1.47	1,000.00	1,023.74	0.29	1.48
Class S	1,000.00	1,011.50	0.54	2.74	1,000.00	1,022.48	0.54	2.75
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$928.20	0.80%	$3.89	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	930.10	0.27	1.31	1,000.00	1,023.84	0.27	1.38
Class P2	1,000.00	930.80	0.15	0.73	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	929.00	0.51	2.48	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	928.60	0.67	3.26	1,000.00	1,021.83	0.67	3.41
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$925.50	1.31%	$6.36	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	928.20	0.71	3.45	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	927.00	0.96	4.66	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	926.40	1.11	5.39	1,000.00	1,019.61	1.11	5.65
VY® Franklin Income Portfolio
Class ADV	$1,000.00	$947.00	1.26%	$6.18	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	948.80	0.66	3.24	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	948.20	0.91	4.47	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	947.60	1.06	5.20	1,000.00	1,019.86	1.06	5.40
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$835.70	1.45%	$6.71	$1,000.00	$1,017.90	1.45%	$7.37
Class I	1,000.00	837.80	0.85	3.94	1,000.00	1,020.92	0.85	4.33
Class R6	1,000.00	837.70	0.85	3.94	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	836.80	1.10	5.09	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	836.60	1.25	5.79	1,000.00	1,018.90	1.25	6.36
VY® Templeton Global Growth Portfolio
Class ADV	$1,000.00	$876.40	1.43%	$6.76	$1,000.00	$1,018.00	1.43%	$7.27
Class I	1,000.00	878.80	0.83	3.93	1,000.00	1,021.02	0.83	4.23
Class S	1,000.00	878.00	1.08	5.11	1,000.00	1,019.76	1.08	5.50
Class S2	1,000.00	876.70	1.23	5.82	1,000.00	1,019.00	1.23	6.26

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Investors Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio (the Funds), each a series of Voya Investors Trust, including the summary portfolios and portfolio of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 21, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$459,237,313	$5,019,398,668	$980,912,359	$285,354,473
Short-term investments at fair value**	35,967,365	114,877,507	40,348,976	7,904,675
Cash	88,962	652,081	434,543	825
Cash collateral for futures	—	—	—	220,395
Receivables:
Investment securities sold	335,572	—	—	—
Fund shares sold	42,185	2,115,929	1,884,472	45,704
Dividends	—	19,339,988	1,613,170	11,517
Interest	8,147,004	—	—	1,491,358
Foreign tax reclaims	—	90,055	164,693	—
Prepaid expenses	—	29,723	5,969	—
Reimbursement due from manager	—	13,012	90,158	—
Other assets	27,291	231,513	71,343	13,587
Total assets	503,845,692	5,156,748,476	1,025,525,683	295,042,534
LIABILITIES:
Payable for investment securities purchased	—	13,045,597	—	1,999,219
Payable for fund shares redeemed	2,139,050	3,055,687	5,693	4,609,417
Payable upon receipt of securities loaned	27,210,340	41,954,507	13,629,976	777,675
Payable for unified fees	201,606	—	—	69,954
Payable for investment management fees	—	2,893,933	638,985	—
Payable for distribution and shareholder service fees	115,809	1,272,475	163,517	24,270
Payable to trustees under the deferred compensation plan (Note 6)	27,291	231,513	71,343	13,587
Payable for trustee fees	—	30,367	5,939	—
Other accrued expenses and liabilities	—	770,050	188,554	—
Total liabilities	29,694,096	63,254,129	14,704,007	7,494,122
NET ASSETS	$474,151,596	$5,093,494,347	$1,010,821,676	$287,548,412
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$537,713,375	$3,814,782,581	$946,049,404	$292,316,919
Total distributable earnings (loss)	(63,561,779)	1,278,711,766	64,772,272	(4,768,507)
NET ASSETS	$474,151,596	$5,093,494,347	$1,010,821,676	$287,548,412
+ Including securities loaned at value	$26,535,549	$41,066,984	$13,304,078	$759,123
* Cost of investments in securities	$490,359,773	$4,690,561,935	$993,837,970	$287,362,994
** Cost of short-term investments	$35,967,381	$114,877,507	$40,348,976	$7,904,675
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
Class ADV
Net assets	$80,871,696	$1,686,805,100	$49,229,709	$16,812,227
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,893,238	103,072,363	4,696,538	1,737,682
Net asset value and redemption price per share	$9.09	$16.37	$10.48	$9.68
Class I
Net assets	$56,384,729	$1,623,952,149	$330,038,253	$195,851,338
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,195,444	91,348,606	30,871,638	19,840,779
Net asset value and redemption price per share	$9.10	$17.78	$10.69	$9.87
Class R6
Net assets	n/a	$46,242,049	$1,181,930	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	2,600,082	110,702	n/a
Net asset value and redemption price per share	n/a	$17.78	$10.68	n/a
Class S
Net assets	$332,668,736	$1,677,847,969	$630,220,794	$74,884,847
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	36,582,828	96,914,912	59,747,665	7,528,373
Net asset value and redemption price per share	$9.09	$17.31	$10.55	$9.95
Class S2
Net assets	$4,226,435	$58,647,080	$150,990	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	464,124	3,414,533	14,298	n/a
Net asset value and redemption price per share	$9.11	$17.18	$10.56	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$4,657,841,534	$319,154,607	$359,522,480	$634,502,335
Short-term investments at fair value**	52,012,845	5,335,769	30,084,977	35,532,269
Cash	692,223	—	27,304	—
Cash collateral for futures	2,713,731	—	—	716,030
Receivables:
Investment securities sold	1,351,501	286,356	—	1,575,192
Fund shares sold	168,856,539	100,788	4,590	4,205,008
Dividends	5,281,471	1,510,999	521,920	919,578
Interest	—	—	2,408,521	—
Foreign tax reclaims	—	—	243,061	—
Prepaid expenses	—	1,868	2,097	—
Reimbursement due from manager	131,462	30,823	34,790	—
Other assets	138,427	26,660	22,845	23,727
Total assets	4,889,019,733	326,447,870	392,872,585	677,474,139
LIABILITIES:
Payable for investment securities purchased	164,404,448	469,245	558,600	2,601,400
Payable for fund shares redeemed	13,846,520	601,258	463,983	124,808
Payable upon receipt of securities loaned	10,159,845	3,475,353	23,407,699	14,699,319
Payable for unified fees	1,030,520	—	—	495,796
Payable for investment management fees	—	239,062	240,536	—
Payable for distribution and shareholder service fees	105,201	82,962	100,231	142,146
Payable to trustees under the deferred compensation plan (Note 6)	138,427	26,660	22,845	23,727
Payable for trustee fees	—	1,867	2,108	—
Other accrued expenses and liabilities	—	93,744	116,914	—
Written options, at fair value^	—	—	6,050	—
Total liabilities	189,684,961	4,990,151	24,918,966	18,087,196
NET ASSETS	$4,699,334,772	$321,457,719	$367,953,619	$659,386,943
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,871,416,892	$332,866,213	$339,103,721	$549,814,808
Total distributable earnings (loss)	1,827,917,880	(11,408,494)	28,849,898	109,572,135
NET ASSETS	$4,699,334,772	$321,457,719	$367,953,619	$659,386,943
+ Including securities loaned at value	$9,914,354	$3,374,287	$22,791,080	$14,285,654
* Cost of investments in securities	$3,177,587,572	$334,303,028	$370,663,286	$602,935,140
** Cost of short-term investments	$52,012,845	$5,335,769	$30,084,656	$35,532,269
^ Premiums received on written options	$—	$—	$36,079	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
Net assets	$92,070,797	$56,062,013	$69,593,216	$114,663,582
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,853,030	1,922,652	6,926,881	7,262,932
Net asset value and redemption price per share	$13.44	$29.16	$10.05	$15.79
Class I
Net assets	$2,966,664,397	$38,977,758	$7,920,599	$165,567,575
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	213,452,376	1,268,821	754,220	9,800,396
Net asset value and redemption price per share	$13.90	$30.72	$10.50	$16.89
Class P2
Net assets	$1,442,732,954	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	103,574,790	n/a	n/a	n/a
Net asset value and redemption price per share	$13.93	n/a	n/a	n/a
Class R6
Net assets	n/a	n/a	n/a	$23,950,560
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	1,418,486
Net asset value and redemption price per share	n/a	n/a	n/a	$16.88
Class S
Net assets	$47,739,609	$212,673,001	$285,792,505	$327,751,782
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,459,989	6,933,936	27,361,033	19,683,133
Net asset value and redemption price per share	$13.80	$30.67	$10.45	$16.65
Class S2
Net assets	$150,127,015	$13,744,947	$4,647,299	$27,453,444
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,024,814	451,093	445,649	1,668,280
Net asset value and redemption price per share	$13.62	$30.47	$10.43	$16.46
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

VY® Templeton Global Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$130,286,875
Short-term investments at fair value**	2,838,740
Foreign currencies at value***	25
Receivables:
Investment securities sold	61,132
Fund shares sold	1,301,768
Dividends	245,954
Foreign tax reclaims	238,534
Reimbursement due from manager	12,628
Other assets	15,122
Total assets	135,000,778
LIABILITIES:
Payable for investment securities purchased	34,486
Payable upon receipt of securities loaned	2,248,904
Payable for unified fees	112,100
Payable for distribution and shareholder service fees	29,207
Payable to trustees under the deferred compensation plan (Note 6)	15,122
Total liabilities	2,439,819
NET ASSETS	$132,560,959
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$130,624,735
Total distributable earnings	1,936,224
NET ASSETS	$132,560,959
+ Including securities loaned at value	$2,146,920
* Cost of investments in securities	$147,191,178
** Cost of short-term investments	$2,838,716
*** Cost of foreign currencies	$25
Class ADV
Net assets	$6,309
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	764
Net asset value and redemption price per share	$8.26
Class I
Net assets	$519,900
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	60,493
Net asset value and redemption price per share	$8.59
Class S
Net assets	$129,827,833
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	14,956,087
Net asset value and redemption price per share	$8.68
Class S2
Net assets	$2,206,917
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	257,069
Net asset value and redemption price per share	$8.58
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$79,600,198	$31,351,478	$104,293
Interest	33,694,858	5,687	1,071	7,237,394
Securities lending income, net	475,822	86,752	71,044	22,085
Settlement income (Note 12)	—	—	126,879	—
Other	—	11,601	—	—
Total investment income	34,170,680	79,704,238	31,550,472	7,363,772
EXPENSES:
Investment management fees	—	39,296,774	8,564,642	—
Unified fees	2,587,636	—	—	809,825
Distribution and shareholder service fees:
Class ADV	536,193	11,789,353	344,291	108,295
Class S	933,612	4,908,946	1,849,583	197,051
Class S2	20,523	260,024	645	—
Transfer agent fees	—	7,841	2,125	—
Shareholder reporting expense	—	259,286	82,960	—
Professional fees	—	247,080	58,988	—
Custody and accounting expense	—	602,630	96,470	—
Trustee fees and expenses	25,592	242,935	47,512	14,038
Miscellaneous expense	—	188,031	54,266	—
Interest expense	—	34,039	531	3,521
Total expenses	4,103,556	57,836,939	11,102,013	1,132,730
Waived and reimbursed fees	(80,289)	(34,228)	(1,285,649)	—
Net expenses	4,023,267	57,802,711	9,816,364	1,132,730
Net investment income	30,147,413	21,901,527	21,734,108	6,231,042
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,645,975)	941,532,342	76,576,517	(1,190,586)
Foreign currency related transactions	—	664	(5,092)	—
Futures	—	—	—	(516,619)
Net realized gain (loss)	(6,645,975)	941,533,006	76,571,425	(1,707,205)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,270,375)	(976,787,074)	(185,622,406)	(1,380,327)
Foreign currency related transactions	—	(790)	3,955	—
Futures	—	—	—	314,404
Net change in unrealized appreciation (depreciation)	(39,270,375)	(976,787,864)	(185,618,451)	(1,065,923)
Net realized and unrealized loss	(45,916,350)	(35,254,858)	(109,047,026)	(2,773,128)
Increase (decrease) in net assets resulting from operations	$(15,768,937)	$(13,353,331)	$(87,312,918)	$3,457,914
* Foreign taxes withheld	$—	$—	$165,010	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$100,671,161	$10,436,061	$6,569,464	$10,148,081
Interest	198,643	—	14,612,740	—
Securities lending income, net	92,615	10,808	640,066	399,403
Settlement income (Note 12)	118,325	—	—	—
Other	—	30,412	4,867	89,715
Total investment income	101,080,744	10,477,281	21,827,137	10,637,199
EXPENSES:
Investment management fees	—	3,086,907	3,162,238	—
Unified fees	13,550,768	—	—	6,530,398
Distribution and shareholder service fees:
Class ADV	587,337	393,550	466,245	799,906
Class S	162,918	619,473	824,539	973,819
Class S2	715,096	64,023	20,683	137,204
Transfer agent fees	—	757	475	—
Shareholder reporting expense	—	38,722	29,100	—
Professional fees	—	31,062	27,094	—
Custody and accounting expense	—	57,270	62,496	—
Trustee fees and expenses	226,081	14,935	16,865	35,154
Miscellaneous expense	—	32,687	27,775	—
Interest expense	30,790	288	419	—
Total expenses	15,272,990	4,339,674	4,637,929	8,476,481
Waived and reimbursed fees	(1,673,567)	(620,936)	(525,574)	(3,648)
Brokerage commission recapture	—	—	(4,126)	(30,969)
Net expenses	13,599,423	3,718,738	4,108,229	8,441,864
Net investment income	87,481,321	6,758,543	17,718,908	2,195,335
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	362,095,223	1,408,043	22,155,424	80,993,665
Foreign currency related transactions	—	364	(21,452)	—
Futures	338,170	—	—	(1,779,753)
Written options	—	—	128,264	—
Net realized gain	362,433,393	1,408,407	22,262,236	79,213,912
Net change in unrealized appreciation (depreciation) on:
Investments	(642,884,673)	(40,459,187)	(59,848,401)	(160,219,974)
Foreign currency related transactions	—	—	(1,186)	—
Futures	(2,809,598)	—	—	(357,495)
Written options	—	—	30,029	—
Net change in unrealized appreciation (depreciation)	(645,694,271)	(40,459,187)	(59,819,558)	(160,577,469)
Net realized and unrealized loss	(283,260,878)	(39,050,780)	(37,557,322)	(81,363,557)
Decrease in net assets resulting from operations	$(195,779,557)	$(32,292,237)	$(19,838,414)	$(79,168,222)
* Foreign taxes withheld	$14	$—	$201,428	$25,959
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

VY® Templeton Global Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,274,378
Interest	121,516
Securities lending income, net	61,380
Other	1,158
Total investment income	4,458,432
EXPENSES:
Unified fees	1,590,773
Distribution and shareholder service fees:
Class ADV	43
Class S	402,253
Class S2	10,739
Trustee fees and expenses	9,718
Total expenses	2,013,526
Waived and reimbursed fees	(221,468)
Brokerage commission recapture	(747)
Net expenses	1,791,311
Net investment income	2,667,121
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,266,496
Forward foreign currency contracts	34,087
Foreign currency related transactions	(61,980)
Net realized gain	17,238,603
Net change in unrealized appreciation (depreciation) on:
Investments	(42,562,880)
Foreign currency related transactions	5,916
Net change in unrealized appreciation (depreciation)	(42,556,964)
Net realized and unrealized loss	(25,318,361)
Decrease in net assets resulting from operations	$(22,651,240)
* Foreign taxes withheld	$436,922
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya High Yield Portfolio		Voya Large Cap Growth Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$30,147,413	$34,894,584	$21,901,527	$21,561,913
Net realized gain (loss)	(6,645,975)	1,869,109	941,533,006	811,838,821
Net change in unrealized appreciation (depreciation)	(39,270,375)	590,374	(976,787,864)	752,287,838
Increase (decrease) in net assets resulting from operations	(15,768,937)	37,354,067	(13,353,331)	1,585,688,572
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(4,784,764)	(6,079,554)	(276,524,927)	(153,823,057)
Class I	(3,566,820)	(4,034,103)	(278,916,876)	(154,200,323)
Class R6	—	—	(6,367,270)	(1,364,356)
Class S	(21,269,549)	(29,437,507)	(268,490,262)	(156,438,813)
Class S2	(285,512)	(381,401)	(8,678,633)	(5,157,568)
Return of capital:
Class ADV	—	(221,577)	—	—
Class I	—	(134,020)	—	—
Class S	—	(1,009,642)	—	—
Class S2	—	(13,403)	—	—
Total distributions	(29,906,645)	(41,311,207)	(838,977,968)	(470,984,117)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,736,899	40,672,297	223,873,923	418,057,983
Reinvestment of distributions	29,906,645	41,311,207	838,977,968	470,984,117
	60,643,544	81,983,504	1,062,851,891	889,042,100
Cost of shares redeemed	(108,628,679)	(157,654,925)	(1,396,896,531)	(1,567,987,046)
Net decrease in net assets resulting from capital share transactions	(47,985,135)	(75,671,421)	(334,044,640)	(678,944,946)
Net increase (decrease) in net assets	(93,660,717)	(79,628,561)	(1,186,375,939)	435,759,509
NET ASSETS:
Beginning of year or period	567,812,313	647,440,874	6,279,870,286	5,844,110,777
End of year or period	$474,151,596	$567,812,313	$5,093,494,347	$6,279,870,286

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Value Portfolio		Voya Limited Maturity Bond Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$21,734,108	$26,574,091	$6,231,042	$4,315,943
Net realized gain (loss)	76,571,425	149,118,677	(1,707,205)	(391,089)
Net change in unrealized appreciation (depreciation)	(185,618,451)	2,157,076	(1,065,923)	(182,634)
Increase (decrease) in net assets resulting from operations	(87,312,918)	177,849,844	3,457,914	3,742,220
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(7,149,519)	(1,141,716)	(202,049)	(274,103)
Class I	(48,700,372)	(10,255,856)	(3,241,396)	(3,315,834)
Class R6	(126,099)	(31,778)	—	—
Class S	(93,408,002)	(17,711,662)	(1,158,960)	(1,451,783)
Class S2	(19,541)	(3,922)	—	—
Return of capital:
Class ADV	—	—	—	(12,533)
Class I	—	—	—	(101,848)
Class S	—	—	—	(50,640)
Total distributions	(149,403,533)	(29,144,934)	(4,602,405)	(5,206,741)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,566,103	40,714,618	79,908,894	78,890,640
Reinvestment of distributions	149,403,149	29,144,850	4,602,405	5,184,033
	162,969,252	69,859,468	84,511,299	84,074,673
Cost of shares redeemed	(206,228,690)	(500,955,133)	(87,597,471)	(83,335,964)
Net increase (decrease) in net assets resulting from capital share transactions	(43,259,438)	(431,095,665)	(3,086,172)	738,709
Net decrease in net assets	(279,975,889)	(282,390,755)	(4,230,663)	(725,812)
NET ASSETS:
Beginning of year or period	1,290,797,565	1,573,188,320	291,779,075	292,504,887
End of year or period	$1,010,821,676	$1,290,797,565	$287,548,412	$291,779,075

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya U.S. Stock Index Portfolio		VY® Clarion Real Estate Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$87,481,321	$85,339,638	$6,758,543	$9,895,565
Net realized gain	362,433,393	300,946,847	1,408,407	37,610,885
Net change in unrealized appreciation (depreciation)	(645,694,271)	565,904,600	(40,459,187)	(20,676,753)
Increase (decrease) in net assets resulting from operations	(195,779,557)	952,191,085	(32,292,237)	26,829,697
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(7,544,736)	(7,246,583)	(8,092,673)	(1,510,825)
Class I	(241,875,952)	(228,042,984)	(5,278,443)	(2,404,709)
Class P2	(109,017,631)	(69,833,243)	—	—
Class S	(3,983,988)	(4,538,110)	(30,337,693)	(6,917,341)
Class S2	(12,017,762)	(11,570,264)	(1,937,174)	(393,072)
Total distributions	(374,440,069)	(321,231,184)	(45,645,983)	(11,225,947)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,146,608,168	1,893,642,057	14,223,944	26,370,073
Reinvestment of distributions	374,440,069	321,231,184	45,645,983	11,225,947
	1,521,048,237	2,214,873,241	59,869,927	37,596,020
Cost of shares redeemed	(1,330,695,268)	(2,315,728,469)	(145,124,853)	(163,059,211)
Net increase (decrease) in net assets resulting from capital share transactions	190,352,969	(100,855,228)	(85,254,926)	(125,463,191)
Net increase (decrease) in net assets	(379,866,657)	530,104,673	(163,193,146)	(109,859,441)
NET ASSETS:
Beginning of year or period	5,079,201,429	4,549,096,756	484,650,865	594,510,306
End of year or period	$4,699,334,772	$5,079,201,429	$321,457,719	$484,650,865

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Franklin Income Portfolio		VY® JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$17,718,908	$21,450,566	$2,195,335	$2,828,410
Net realized gain	22,262,236	23,327,280	79,213,912	91,645,575
Net change in unrealized appreciation (depreciation)	(59,819,558)	2,705,381	(160,577,469)	16,325,034
Increase (decrease) in net assets resulting from operations	(19,838,414)	47,483,227	(79,168,222)	110,799,019
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(3,926,322)	(3,351,186)	(16,763,544)	(7,177,317)
Class I	(483,308)	(426,583)	(24,223,499)	(10,971,271)
Class R6	—	—	(2,813,490)	(917,787)
Class S	(16,723,472)	(16,952,728)	(47,325,409)	(23,296,509)
Class S2	(254,904)	(297,659)	(4,165,809)	(2,157,323)
Total distributions	(21,388,006)	(21,028,156)	(95,291,751)	(44,520,207)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,585,736	17,103,597	92,399,835	68,196,224
Reinvestment of distributions	21,388,006	21,028,156	95,291,751	44,520,207
	27,973,742	38,131,753	187,691,586	112,716,431
Cost of shares redeemed	(76,678,608)	(107,242,238)	(111,630,222)	(196,506,523)
Net increase (decrease) in net assets resulting from capital share transactions	(48,704,866)	(69,110,485)	76,061,364	(83,790,092)
Net decrease in net assets	(89,931,286)	(42,655,414)	(98,398,609)	(17,511,280)
NET ASSETS:
Beginning of year or period	457,884,905	500,540,319	757,785,552	775,296,832
End of year or period	$367,953,619	$457,884,905	$659,386,943	$757,785,552

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Templeton Global Growth Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$2,667,121	$2,947,977
Net realized gain	17,238,603	16,262,610
Net change in unrealized appreciation (depreciation)	(42,556,964)	12,939,617
Increase (decrease) in net assets resulting from operations	(22,651,240)	32,150,204
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(865)	(143)
Class I	(269,580)	(53,869)
Class S	(18,779,613)	(4,200,561)
Class S2	(310,537)	(70,822)
Total distributions	(19,360,595)	(4,325,395)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,560,423	5,323,455
Reinvestment of distributions	19,360,595	4,325,395
	23,921,018	9,648,850
Cost of shares redeemed	(30,061,219)	(50,176,969)
Net decrease in net assets resulting from capital share transactions	(6,140,201)	(40,528,119)
Net decrease in net assets	(48,152,036)	(12,703,310)
NET ASSETS:
Beginning of year or period	180,712,995	193,416,305
End of year or period	$132,560,959	$180,712,995

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio
Class ADV
12-31-18	9.94	0.52	(0.85)	(0.33)	0.52	—	—	0.52	—	9.09	(3.53)	1.10	1.08	1.08	5.39	80,872	35
12-31-17	10.01	0.54	0.03	0.57	0.62	—	0.02	0.64	—	9.94	5.83	1.10	1.08	1.08	5.36	96,011	37
12-31-16	9.33	0.55	0.74	1.29	0.61	—	—	0.61	—	10.01	14.21	1.14	1.08	1.08	5.56	98,835	31
12-31-15	10.10	0.56•	(0.78)	(0.22)	0.55	—	—	0.55	—	9.33	(2.35)	1.24	1.08	1.08	5.57	94,398	33
12-31-14	10.60	0.57•	(0.47)	0.10	0.60	—	—	0.60	—	10.10	0.81	1.25	1.08	1.08	5.44	111,226	78
Class I
12-31-18	9.95	0.58	(0.86)	(0.28)	0.57	—	—	0.57	—	9.10	(2.96)	0.50	0.48	0.48	5.99	56,385	35
12-31-17	10.01	0.60	0.04	0.64	0.68	—	0.02	0.70	—	9.95	6.58	0.50	0.48	0.48	5.96	62,380	37
12-31-16	9.33	0.60•	0.75	1.35	0.67	—	—	0.67	—	10.01	14.89	0.49	0.48	0.48	6.16	57,828	31
12-31-15	10.11	0.60	(0.77)	(0.17)	0.61	—	—	0.61	—	9.33	(1.86)	0.49	0.48	0.48	6.18	63,622	33
12-31-14	10.61	0.64•	(0.48)	0.16	0.66	—	—	0.66	—	10.11	1.41	0.50	0.48	0.48	6.03	61,136	78
Class S
12-31-18	9.94	0.55	(0.85)	(0.30)	0.55	—	—	0.55	—	9.09	(3.20)	0.75	0.73	0.73	5.74	332,669	35
12-31-17	10.01	0.58	0.02	0.60	0.65	—	0.02	0.67	—	9.94	6.20	0.75	0.73	0.73	5.71	403,630	37
12-31-16	9.33	0.58	0.75	1.33	0.65	—	—	0.65	—	10.01	14.61	0.74	0.73	0.73	5.91	484,963	31
12-31-15	10.10	0.59•	(0.77)	(0.18)	0.59	—	—	0.59	—	9.33	(2.01)	0.74	0.73	0.73	5.91	472,161	33
12-31-14	10.60	0.61•	(0.48)	0.13	0.63	—	—	0.63	—	10.10	1.16	0.75	0.73	0.73	5.79	590,463	78
Class S2
12-31-18	9.95	0.54	(0.84)	(0.30)	0.54	—	—	0.54	—	9.11	(3.23)	0.90	0.88	0.88	5.58	4,226	35
12-31-17	10.02	0.56	0.03	0.59	0.64	—	0.02	0.66	—	9.95	6.04	0.90	0.88	0.88	5.56	5,792	37
12-31-16	9.34	0.56	0.75	1.31	0.63	—	—	0.63	—	10.02	14.43	0.92	0.88	0.88	5.76	5,815	31
12-31-15	10.11	0.58•	(0.77)	(0.19)	0.58	—	—	0.58	—	9.34	(2.15)	0.99	0.88	0.88	5.76	5,327	33
12-31-14	10.62	0.59	(0.48)	0.11	0.62	—	—	0.62	—	10.11	0.92	1.00	0.88	0.88	5.64	6,863	78
Voya Large Cap Growth Portfolio
Class ADV
12-31-18	19.36	0.01	(0.11)	(0.10)	0.01	2.88	—	2.89	—	16.37	(2.07)	1.27	1.27	1.27	0.04	1,686,805	85
12-31-17	16.22	0.02	4.53	4.55	0.01	1.40	—	1.41	—	19.36	29.01	1.27	1.27	1.27	0.04	2,015,843	65
12-31-16	18.13	0.01	0.57	0.58	—	2.49	—	2.49	—	16.22	3.33	1.32	1.27	1.27	0.08	1,986,387	74
12-31-15	19.04	(0.01)	1.12	1.11	0.00*	2.02	—	2.02	—	18.13	5.72	1.42	1.24	1.24	(0.05)	2,244,745	70
12-31-14	18.22	0.02	2.26	2.28	0.01	1.45	—	1.46	—	19.04	13.03	1.43	1.16	1.16	0.07	2,454,572	65
Class I
12-31-18	20.80	0.13•	(0.13)	0.00*	0.14	2.88	—	3.02	—	17.78	(1.48)	0.67	0.67	0.67	0.63	1,623,952	85
12-31-17	17.34	0.12	4.87	4.99	0.13	1.40	—	1.53	—	20.80	29.74	0.67	0.67	0.67	0.63	2,124,109	65
12-31-16	19.21	0.13	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.96	0.67	0.67	0.67	0.68	1,769,295	74
12-31-15	20.05	0.11	1.19	1.30	0.12	2.02	—	2.14	—	19.21	6.38	0.67	0.64	0.64	0.55	1,876,362	70
12-31-14	19.10	0.12	2.38	2.50	0.10	1.45	—	1.55	—	20.05	13.62	0.68	0.60	0.60	0.63	1,837,186	65
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class R6
12-31-18	20.81	0.12	(0.13)	(0.01)	0.14	2.88	—	3.02	—	17.78	(1.53)	0.67	0.67	0.67	0.68	46,242	85
12-31-17	17.34	0.13•	4.87	5.00	0.13	1.40	—	1.53	—	20.81	29.80	0.67	0.67	0.67	0.65	33,736	65
12-31-16	19.21	0.13•	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.95	0.67	0.67	0.67	0.77	6,970	74
11-24-15(5) - 12-31-15	19.47	0.02•	(0.28)	(0.26)	—	—	—	—	—	19.21	(1.34)	0.67	0.67	0.67	1.02	3	70
Class S
12-31-18	20.32	0.08•	(0.13)	(0.05)	0.08	2.88	—	2.96	—	17.31	(1.73)	0.92	0.92	0.92	0.39	1,677,848	85
12-31-17	16.97	0.07•	4.76	4.83	0.08	1.40	—	1.48	—	20.32	29.42	0.92	0.92	0.92	0.39	2,040,159	65
12-31-16	18.85	0.08	0.59	0.67	0.06	2.49	—	2.55	—	16.97	3.69	0.92	0.92	0.92	0.43	2,014,562	74
12-31-15	19.72	0.06•	1.16	1.22	0.07	2.02	—	2.09	—	18.85	6.11	0.92	0.89	0.89	0.30	2,077,008	70
12-31-14	18.82	0.07	2.35	2.42	0.07	1.45	—	1.52	—	19.72	13.35	0.93	0.85	0.85	0.38	2,349,585	65
Class S2
12-31-18	20.18	0.05	(0.12)	(0.07)	0.05	2.88	—	2.93	—	17.18	(1.86)	1.07	1.07	1.07	0.25	58,647	85
12-31-17	16.86	0.04•	4.73	4.77	0.05	1.40	—	1.45	—	20.18	29.22	1.07	1.07	1.07	0.24	66,024	65
12-31-16	18.73	0.05	0.59	0.64	0.02	2.49	—	2.51	—	16.86	3.57	1.10	1.07	1.07	0.28	66,897	74
12-31-15	19.62	0.03•	1.15	1.18	0.05	2.02	—	2.07	—	18.73	5.90	1.17	1.04	1.04	0.15	78,138	70
12-31-14	18.72	0.03	2.36	2.39	0.04	1.45	—	1.49	—	19.62	13.24	1.18	1.00	1.00	0.23	87,242	65
Voya Large Cap Value Portfolio
Class ADV
12-31-18	13.06	0.18	(1.15)	(0.97)	0.17	1.44	—	1.61	—	10.48	(8.33)(a)	1.35	1.24	1.24	1.41(b)	49,230	97
12-31-17	11.79	0.18•	1.33	1.51	0.24	—	—	0.24	—	13.06	12.84	1.35	1.24	1.24	1.44	61,244	79
12-31-16	10.94	0.21	1.21	1.42	0.22	0.35	—	0.57	—	11.79	13.20	1.40	1.24	1.24	1.79	64,578	118
12-31-15	12.32	0.16	(0.74)	(0.58)	0.16	0.64	—	0.80	—	10.94	(5.06)	1.50	1.24	1.24	1.50	67,001	83
12-31-14	11.67	0.17•	0.92	1.09	0.22	0.22	—	0.44	—	12.32	9.42	1.50	1.24	1.24	1.40	65,989	111
Class I
12-31-18	13.30	0.25•	(1.17)	(0.92)	0.25	1.44	—	1.69	—	10.69	(7.81)(a)	0.75	0.64	0.64	2.01(b)	330,038	97
12-31-17	12.00	0.26•	1.36	1.62	0.32	—	—	0.32	—	13.30	13.55	0.75	0.64	0.64	2.06	428,068	79
12-31-16	11.12	0.28	1.23	1.51	0.28	0.35	—	0.63	—	12.00	13.89	0.75	0.64	0.64	2.39	572,744	118
12-31-15	12.50	0.25•	(0.76)	(0.51)	0.23	0.64	—	0.87	—	11.12	(4.46)	0.75	0.64	0.64	2.09	560,041	83
12-31-14	11.80	0.23	0.95	1.18	0.26	0.22	—	0.48	—	12.50	10.09	0.75	0.64	0.64	1.98	643,803	111
Class R6
12-31-18	13.28	0.25•	(1.16)	(0.91)	0.25	1.44	—	1.69	—	10.68	(7.74)(a)	0.75	0.64	0.64	2.03(b)	1,182	97
12-31-17	11.99	0.26•	1.35	1.61	0.32	—	—	0.32	—	13.28	13.47	0.75	0.64	0.64	2.06	836	79
12-31-16	11.12	0.23•	1.27	1.50	0.28	0.35	—	0.63	—	11.99	13.80	0.75	0.64	0.64	2.01	550	118
11-24-15(5) - 12-31-15	11.59	0.03•	(0.30)	(0.27)	0.20	—	—	0.20	—	11.12	(2.37)	0.75	0.64	0.64	2.71	3	83
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Portfolio (continued)
Class S
12-31-18	13.14	0.22•	(1.15)	(0.93)	0.22	1.44	—	1.66	—	10.55	(8.00)(a)	1.00	0.89	0.89	1.76(b)	630,221	97
12-31-17	11.86	0.23•	1.34	1.57	0.29	—	—	0.29	—	13.14	13.23	1.00	0.89	0.89	1.80	800,421	79
12-31-16	11.00	0.24•	1.22	1.46	0.25	0.35	—	0.60	—	11.86	13.58	1.00	0.89	0.89	2.14	934,779	118
12-31-15	12.37	0.21	(0.74)	(0.53)	0.20	0.64	—	0.84	—	11.00	(4.66)	1.00	0.89	0.89	1.84	999,196	83
12-31-14	11.70	0.21•	0.92	1.13	0.24	0.22	—	0.46	—	12.37	9.71	1.00	0.89	0.89	1.73	1,069,662	111
Class S2
12-31-18	13.15	0.20	(1.15)	(0.95)	0.20	1.44	—	1.64	—	10.56	(8.12)(a)	1.15	1.04	1.04	1.60(b)	151	97
12-31-17	11.86	0.20•	1.35	1.55	0.26	—	—	0.26	—	13.15	13.10	1.15	1.04	1.04	1.64	229	79
12-31-16	11.00	0.22•	1.22	1.44	0.23	0.35	—	0.58	—	11.86	13.40	1.18	1.04	1.04	2.00	537	118
12-31-15	12.36	0.20•	(0.75)	(0.55)	0.17	0.64	—	0.81	—	11.00	(4.82)	1.25	1.04	1.04	1.68	596	83
12-31-14	11.69	0.20•	0.92	1.12	0.23	0.22	—	0.45	—	12.36	9.67	1.25	1.04	1.04	1.66	798	111
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-18	9.72	0.17	(0.10)	0.07	0.11	—	—	0.11	—	9.68	0.71	0.89	0.89	0.89	1.67	16,812	281
12-31-17	9.76	0.10	0.00*	0.10	0.13	—	0.01	0.14	—	9.72	0.94	0.89	0.89	0.89	1.03	19,695	305
12-31-16	9.83	0.09•	0.00*	0.09	0.16	—	—	0.16	—	9.76	0.91	0.93	0.88	0.88	0.87	22,864	174
12-31-15	9.87	0.06•	(0.05)	0.01	0.05	—	—	0.05	—	9.83	0.15	1.03	0.88	0.88	0.59	28,178	325
12-31-14	9.88	0.07	(0.04)	0.03	0.04	—	—	0.04	—	9.87	0.31	1.03	0.88	0.88	0.57	36,335	433
Class I
12-31-18	9.91	0.22	(0.09)	0.13	0.17	—	—	0.17	—	9.87	1.33	0.29	0.29	0.29	2.30	195,851	281
12-31-17	9.96	0.16	(0.01)	0.15	0.19	—	0.01	0.20	—	9.91	1.45	0.29	0.29	0.29	1.63	188,672	305
12-31-16	10.09	0.15•	0.00*	0.15	0.28	—	—	0.28	—	9.96	1.53	0.28	0.28	0.28	1.46	170,578	174
12-31-15	10.13	0.12•	(0.04)	0.08	0.12	—	—	0.12	—	10.09	0.82	0.28	0.28	0.28	1.20	162,082	325
12-31-14	10.14	0.12•	(0.03)	0.09	0.10	—	—	0.10	—	10.13	0.88	0.28	0.28	0.28	1.17	143,860	433
Class S
12-31-18	9.99	0.20	(0.09)	0.11	0.15	—	—	0.15	—	9.95	1.07	0.54	0.54	0.54	2.02	74,885	281
12-31-17	10.04	0.14	(0.02)	0.12	0.16	—	0.01	0.17	—	9.99	1.20	0.54	0.54	0.54	1.38	83,412	305
12-31-16	10.15	0.13	0.00*	0.13	0.24	—	—	0.24	—	10.04	1.28	0.53	0.53	0.53	1.21	99,063	174
12-31-15	10.19	0.10	(0.04)	0.06	0.10	—	—	0.10	—	10.15	0.55	0.53	0.53	0.53	0.94	99,356	325
12-31-14	10.19	0.10	(0.03)	0.07	0.07	—	—	0.07	—	10.19	0.69	0.53	0.53	0.53	0.92	105,215	433
Voya U.S. Stock Index Portfolio
Class ADV
12-31-18	15.19	0.17•	(0.86)	(0.69)	0.18	0.88	—	1.06	—	13.44	(5.10)	0.80	0.80	0.80	1.14	92,071	12
12-31-17	13.38	0.18•	2.53	2.71	0.18	0.72	—	0.90	—	15.19	20.82	0.80	0.80	0.80	1.23	116,091	6
12-31-16	12.97	0.19	1.21	1.40	0.20	0.79	—	0.99	—	13.38	11.11	0.87	0.80	0.80	1.37	116,242	5
12-31-15	14.32	0.18	(0.07)	0.11	0.18	1.28	—	1.46	—	12.97	0.54	1.01	0.79	0.79	1.33	119,692	12
12-31-14	14.26	0.17	1.58	1.75	0.20	1.49	—	1.69	—	14.32	12.77	1.02	0.80	0.80	1.26	122,012	7
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Stock Index Portfolio (continued)
Class I
12-31-18	15.69	0.26•	(0.90)	(0.64)	0.27	0.88	—	1.15	—	13.90	(4.62)	0.27	0.27	0.27	1.67	2,966,664	12
12-31-17	13.79	0.26•	2.63	2.89	0.27	0.72	—	0.99	—	15.69	21.46	0.27	0.27	0.27	1.75	3,469,721	6
12-31-16	13.34	0.26	1.25	1.51	0.27	0.79	—	1.06	—	13.79	11.65	0.27	0.27	0.27	1.90	4,195,761	5
12-31-15	14.68	0.26•	(0.06)	0.20	0.26	1.28	—	1.54	—	13.34	1.11	0.26	0.26	0.26	1.86	4,149,051	12
12-31-14	14.57	0.26•	1.61	1.87	0.27	1.49	—	1.76	—	14.68	13.37	0.27	0.27	0.27	1.79	4,186,235	7
Class P2
12-31-18	15.71	0.26	(0.89)	(0.63)	0.27	0.88	—	1.15	—	13.93	(4.55)	0.27	0.15	0.15	1.80	1,442,733	12
05-03-17(5) - 12-31-17	14.79	0.19•	1.72	1.91	0.27	0.72	—	0.99	—	15.71	13.39	0.27	0.15	0.15	1.92	1,225,483	6
Class S
12-31-18	15.57	0.22•	(0.88)	(0.66)	0.23	0.88	—	1.11	—	13.80	(4.84)	0.52	0.51	0.51	1.42	47,740	12
12-31-17	13.69	0.21	2.62	2.83	0.23	0.72	—	0.95	—	15.57	21.22	0.52	0.51	0.51	1.52	78,577	6
12-31-16	13.26	0.22•	1.25	1.47	0.25	0.79	—	1.04	—	13.69	11.35	0.52	0.51	0.51	1.66	61,754	5
12-31-15	14.59	0.23•	(0.07)	0.16	0.21	1.28	—	1.49	—	13.26	0.89	0.51	0.50	0.50	1.62	50,470	12
12-31-14	14.49	0.23•	1.60	1.83	0.24	1.49	—	1.73	—	14.59	13.11	0.52	0.51	0.51	1.55	57,095	7
Class S2
12-31-18	15.39	0.20•	(0.88)	(0.68)	0.21	0.88	—	1.09	—	13.62	(5.03)	0.67	0.67	0.67	1.27	150,127	12
12-31-17	13.54	0.21	2.56	2.77	0.20	0.72	—	0.92	—	15.39	21.03	0.67	0.67	0.67	1.35	189,330	6
12-31-16	13.12	0.21	1.22	1.43	0.22	0.79	—	1.01	—	13.54	11.19	0.70	0.67	0.67	1.50	175,340	5
12-31-15	14.46	0.20•	(0.06)	0.14	0.20	1.28	—	1.48	—	13.12	0.75	0.76	0.66	0.66	1.46	182,682	12
12-31-14	14.38	0.19	1.60	1.79	0.22	1.49	—	1.71	—	14.46	12.94	0.77	0.67	0.67	1.39	177,899	7
VY® Clarion Real Estate Portfolio
Class ADV
12-31-18	36.01	0.49•	(3.01)	(2.52)	0.83	3.50	—	4.33	—	29.16	(7.97)	1.47	1.31	1.31	1.50	56,062	103
12-31-17	35.00	0.53•	1.14	1.67	0.66	—	—	0.66	—	36.01	4.82	1.45	1.31	1.31	1.50	75,575	82
12-31-16	34.11	0.47•	0.88	1.35	0.46	—	—	0.46	—	35.00	3.86	1.49	1.31	1.31	1.33	90,084	43
12-31-15	33.65	0.36•	0.49	0.85	0.39	—	—	0.39	—	34.11	2.58	1.59	1.31	1.31	1.08	90,056	41
12-31-14	26.29	0.33•	7.39	7.72	0.36	—	—	0.36	—	33.65	29.48	1.59	1.28	1.28	1.08	89,699	30
Class I
12-31-18	37.76	0.71•	(3.15)	(2.44)	1.10	3.50	—	4.60	—	30.72	(7.42)	0.87	0.71	0.71	2.05	38,978	103
12-31-17	36.68	0.79•	1.19	1.98	0.90	—	—	0.90	—	37.76	5.47	0.85	0.71	0.71	2.14	100,423	82
12-31-16	35.71	0.72•	0.92	1.64	0.67	—	—	0.67	—	36.68	4.47	0.84	0.71	0.71	1.96	105,754	43
12-31-15	35.17	0.58•	0.52	1.10	0.56	—	—	0.56	—	35.71	3.20	0.84	0.71	0.71	1.65	128,447	41
12-31-14	27.42	0.52•	7.73	8.25	0.50	—	—	0.50	—	35.17	30.27	0.84	0.68	0.68	1.64	142,041	30
Class S
12-31-18	37.67	0.63•	(3.16)	(2.53)	0.97	3.50	—	4.47	—	30.67	(7.65)	1.12	0.96	0.96	1.85	212,673	103
12-31-17	36.58	0.68•	1.19	1.87	0.78	—	—	0.78	—	37.67	5.18	1.10	0.96	0.96	1.83	290,716	82
12-31-16	35.60	0.61•	0.94	1.55	0.57	—	—	0.57	—	36.58	4.24	1.09	0.96	0.96	1.66	375,761	43
12-31-15	35.06	0.48•	0.53	1.01	0.47	—	—	0.47	—	35.60	2.95	1.09	0.96	0.96	1.38	430,712	41
12-31-14	27.35	0.43•	7.70	8.13	0.42	—	—	0.42	—	35.06	29.87	1.09	0.93	0.93	1.37	489,653	30
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Clarion Real Estate Portfolio (continued)
Class S2
12-31-18	37.44	0.58•	(3.14)	(2.56)	0.91	3.50	—	4.41	—	30.47	(7.78)	1.27	1.11	1.11	1.71	13,745	103
12-31-17	36.35	0.62•	1.18	1.80	0.71	—	—	0.71	—	37.44	5.02	1.25	1.11	1.11	1.68	17,937	82
12-31-16	35.39	0.55•	0.93	1.48	0.52	—	—	0.52	—	36.35	4.07	1.27	1.11	1.11	1.52	22,911	43
12-31-15	34.85	0.44•	0.51	0.95	0.41	—	—	0.41	—	35.39	2.79	1.34	1.11	1.11	1.26	26,084	41
12-31-14	27.18	0.38•	7.76	8.05	0.38	—	—	0.38	—	34.85	29.74	1.34	1.08	1.08	1.21	28,313	30
VY® Franklin Income Portfolio
Class ADV
12-31-18	11.18	0.43•	(1.00)	(0.57)	0.56	—	—	0.56	—	10.05	(5.39)	1.39	1.26	1.26	3.91	69,593	45
12-31-17	10.62	0.46•	0.58	1.04	0.48	—	—	0.48	—	11.18	10.03	1.39	1.26	1.26	4.16	81,767	22
12-31-16	9.82	0.42•	1.05	1.47	0.67	—	—	0.67	—	10.62	15.26	1.43	1.36	1.36	4.14	72,064	42
12-31-15	11.03	0.40•	(1.11)	(0.71)	0.50	—	—	0.50	—	9.82	(6.72)	1.52	1.37	1.37	3.80	68,152	18
12-31-14	10.94	0.41•	0.12	0.53	0.44	—	—	0.44	—	11.03	4.69	1.51	1.36	1.36	3.66	78,155	26
Class I
12-31-18	11.65	0.51•	(1.03)	(0.52)	0.63	—	—	0.63	—	10.50	(4.79)	0.79	0.66	0.66	4.51	7,921	45
12-31-17	11.05	0.54•	0.60	1.14	0.54	—	—	0.54	—	11.65	10.56	0.79	0.66	0.66	4.76	9,393	22
12-31-16	10.18	0.50•	1.09	1.59	0.72	—	—	0.72	—	11.05	16.02	0.78	0.76	0.76	4.74	9,478	42
12-31-15	11.43	0.47•	(1.16)	(0.69)	0.56	—	—	0.56	—	10.18	(6.34)	0.77	0.77	0.77	4.11	9,222	18
12-31-14	11.30	0.51•	0.09	0.60	0.47	—	—	0.47	—	11.43	5.21	0.76	0.76	0.76	4.31	311,844	26
Class S
12-31-18	11.59	0.48•	(1.02)	(0.54)	0.60	—	—	0.60	—	10.45	(5.01)	1.04	0.91	0.91	4.26	285,793	45
12-31-17	10.99	0.51•	0.60	1.11	0.51	—	—	0.51	—	11.59	10.33	1.04	0.91	0.91	4.52	361,336	22
12-31-16	10.14	0.47•	1.09	1.56	0.71	—	—	0.71	—	10.99	15.68	1.03	1.01	1.01	4.49	411,297	42
12-31-15	11.35	0.45•	(1.13)	(0.68)	0.53	—	—	0.53	—	10.14	(6.31)	1.02	1.02	1.02	4.14	414,907	18
12-31-14	11.23	0.47•	0.10	0.57	0.45	—	—	0.45	—	11.35	4.91	1.01	1.01	1.01	4.05	554,146	26
Class S2
12-31-18	11.56	0.46•	(1.02)	(0.56)	0.57	—	—	0.57	—	10.43	(5.15)	1.19	1.06	1.06	4.11	4,647	45
12-31-17	10.96	0.50•	0.59	1.09	0.49	—	—	0.49	—	11.56	10.16	1.19	1.06	1.06	4.38	5,389	22
12-31-16	10.11	0.45•	1.09	1.54	0.69	—	—	0.69	—	10.96	15.52	1.21	1.16	1.16	4.34	7,701	42
12-31-15	11.32	0.44•	(1.15)	(0.71)	0.50	—	—	0.50	—	10.11	(6.51)	1.27	1.17	1.17	3.99	7,770	18
12-31-14	11.20	0.45	0.10	0.55	0.43	—	—	0.43	—	11.32	4.79	1.26	1.16	1.16	3.91	10,975	26
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-18	20.12	(0.02)	(1.67)	(1.69)	0.02	2.62	—	2.64	—	15.79	(10.82)	1.45	1.45	1.45	(0.07)	114,664	43
12-31-17	18.54	0.01	2.71	2.72	0.04	1.10	—	1.14	—	20.12	15.17	1.45	1.45	1.45	0.03	131,488	36
12-31-16	16.82	0.03	3.33	3.36	0.04	1.60	—	1.64	—	18.54	21.17	1.50	1.45	1.45	0.17	120,442	40
12-31-15	19.83	0.01	(0.58)	(0.57)	—	2.44	—	2.44	—	16.82	(4.02)	1.60	1.45	1.45	0.12	105,259	38
12-31-14	20.05	(0.03)	1.55	1.52	0.04	1.70	—	1.74	—	19.83	7.94	1.60	1.45	1.45	(0.11)	101,728	42
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Small Cap Core Equity Portfolio (continued)
Class I
12-31-18	21.35	0.11	(1.81)	(1.70)	0.14	2.62	—	2.76	—	16.89	(10.34)	0.85	0.85	0.85	0.53	165,568	43
12-31-17	19.59	0.13	2.88	3.01	0.15	1.10	—	1.25	—	21.35	15.86	0.85	0.85	0.85	0.62	188,213	36
12-31-16	17.68	0.14	3.52	3.66	0.15	1.60	—	1.75	—	19.59	21.92	0.85	0.85	0.85	0.77	178,586	40
12-31-15	20.70	0.14	(0.62)	(0.48)	0.10	2.44	—	2.54	—	17.68	(3.45)	0.85	0.85	0.85	0.72	159,243	38
12-31-14	20.81	0.09	1.62	1.71	0.12	1.70	—	1.82	—	20.70	8.61	0.85	0.85	0.85	0.48	160,190	42
Class R6
12-31-18	21.34	0.09	(1.79)	(1.70)	0.14	2.62	—	2.76	—	16.88	(10.34)	0.85	0.85	0.85	0.55	23,951	43
12-31-17	19.58	0.15•	2.86	3.01	0.15	1.10	—	1.25	—	21.34	15.87	0.85	0.85	0.85	0.73	17,009	36
05-03-16(5) - 12-31-16	17.80	0.15•	3.38	3.53	0.15	1.60	—	1.75	—	19.58	21.04	0.85	0.85	0.85	1.22	30	40
Class S
12-31-18	21.07	0.06	(1.78)	(1.72)	0.08	2.62	—	2.70	—	16.65	(10.52)	1.10	1.10	1.10	0.28	327,752	43
12-31-17	19.35	0.07•	2.85	2.92	0.10	1.10	—	1.20	—	21.07	15.56	1.10	1.10	1.10	0.37	385,636	36
12-31-16	17.48	0.10	3.46	3.56	0.09	1.60	—	1.69	—	19.35	21.59	1.10	1.10	1.10	0.52	436,518	40
12-31-15	20.49	0.09	(0.62)	(0.53)	0.04	2.44	—	2.48	—	17.48	(3.68)	1.10	1.10	1.10	0.47	404,369	38
12-31-14	20.62	0.05	1.59	1.64	0.07	1.70	—	1.77	—	20.49	8.35	1.10	1.10	1.10	0.22	459,361	42
Class S2
12-31-18	20.85	0.03	(1.76)	(1.73)	0.04	2.62	—	2.66	—	16.46	(10.64)	1.25	1.25	1.25	0.13	27,453	43
12-31-17	19.15	0.04•	2.82	2.86	0.06	1.10	—	1.16	—	20.85	15.42	1.25	1.25	1.25	0.22	35,440	36
12-31-16	17.31	0.06•	3.44	3.50	0.06	1.60	—	1.66	—	19.15	21.39	1.28	1.25	1.25	0.37	39,721	40
12-31-15	20.32	0.06	(0.62)	(0.56)	0.01	2.44	—	2.45	—	17.31	(3.87)	1.35	1.25	1.25	0.33	40,756	38
12-31-14	20.45	0.02	1.59	1.61	0.04	1.70	—	1.74	—	20.32	8.24	1.35	1.25	1.25	0.07	48,220	42
VY® Templeton Global Growth Portfolio
Class ADV
12-31-18	10.96	0.12	(1.54)	(1.42)	0.26	1.02	—	1.28	—	8.26	(14.60)	1.57	1.43	1.43	1.26	6	27
12-31-17	9.50	0.12	1.56	1.68	0.15	0.07	—	0.22	—	10.96	17.76	1.57	1.43	1.43	1.17	7	26
12-31-16	13.16	0.13•	0.84	0.97	0.46	4.17	—	4.63	—	9.50	10.47	1.62	1.55	1.55	1.22	6	23
12-31-15	15.08	0.17	(1.27)	(1.10)	0.37	0.45	—	0.82	—	13.16	(7.89)	1.68	1.53	1.53	1.20	6	21
12-31-14	15.70	0.30	(0.78)	(0.48)	0.14	—	—	0.14	—	15.08	(3.11)	1.64	1.49	1.49	1.89	6	18
Class I
12-31-18	11.35	0.19•	(1.61)	(1.42)	0.32	1.02	—	1.34	—	8.59	(14.13)	0.97	0.83	0.83	1.83	520	27
12-31-17	9.82	0.19	1.61	1.80	0.20	0.07	—	0.27	—	11.35	18.46	0.97	0.83	0.83	1.77	2,236	26
12-31-16	13.46	0.20•	0.88	1.08	0.55	4.17	—	4.72	—	9.82	11.16	0.97	0.95	0.95	1.85	1,916	23
12-31-15	15.40	0.33•	(1.36)	(1.03)	0.46	0.45	—	0.91	—	13.46	(7.31)	0.90	0.90	0.90	2.07	1,837	21
12-31-14	16.02	0.40•	(0.79)	(0.39)	0.23	—	—	0.23	—	15.40	(2.56)	0.89	0.89	0.89	2.47	298,762	18
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Templeton Global Growth Portfolio (continued)
Class S
12-31-18	11.45	0.17•	(1.63)	(1.46)	0.29	1.02	—	1.31	—	8.68	(14.35)	1.22	1.08	1.08	1.61	129,828	27
12-31-17	9.90	0.16•	1.63	1.79	0.17	0.07	—	0.24	—	11.45	18.22	1.22	1.08	1.08	1.53	175,462	26
12-31-16	13.52	0.20	0.85	1.05	0.50	4.17	—	4.67	—	9.90	10.89	1.22	1.20	1.20	1.59	188,514	23
12-31-15	15.46	0.24•	(1.32)	(1.08)	0.41	0.45	—	0.86	—	13.52	(7.56)	1.18	1.18	1.18	1.57	203,957	21
12-31-14	16.08	0.36•	(0.79)	(0.43)	0.19	—	—	0.19	—	15.46	(2.77)	1.14	1.14	1.14	2.25	257,772	18
Class S2
12-31-18	11.33	0.15•	(1.61)	(1.46)	0.27	1.02	—	1.29	—	8.58	(14.49)	1.37	1.23	1.23	1.44	2,207	27
12-31-17	9.80	0.15•	1.61	1.76	0.16	0.07	—	0.23	—	11.33	18.05	1.37	1.23	1.23	1.39	3,007	26
12-31-16	13.42	0.18	0.85	1.03	0.48	4.17	—	4.65	—	9.80	10.69	1.40	1.35	1.35	1.45	2,980	23
12-31-15	15.34	0.21•	(1.30)	(1.09)	0.38	0.45	—	0.83	—	13.42	(7.69)	1.43	1.33	1.33	1.42	3,401	21
12-31-14	15.97	0.34•	(0.80)	(0.46)	0.17	—	—	0.17	—	15.34	(2.98)	1.39	1.29	1.29	2.12	4,879	18

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Large Cap Value Portfolio’s total returns would have been (8.34)%, (7.82)%, (7.75)%, (8.01)% and (8.13)% for Class ADV, I, R6, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Large Cap Value Portfolio’s Net Investment Income Ratios would have been 1.40%, 2.00%, 2.02%, 1.75% and 1.59% for Class ADV, I, R6, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-three active separate investment series. The nine series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), VY® Franklin Income Portfolio (“Franklin Income”), VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), and VY® Templeton Global Growth Portfolio (“Templeton Global Growth”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class P2, Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware
limited liability company, serves as the sub-adviser to High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market
Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Large Cap Value and U.S. Stock Index. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. At

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

December 31, 2018, the Portfolios did not have any open OTC derivative instruments.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
During the year ended December 31, 2018, Templeton Global Growth had an average contract amount on forward foreign currency contracts purchased and sold of  $50,744 and $27,789, respectively. The Portfolio used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. There were no open forward currency contracts at December 31, 2018.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, U.S. Stock Index and JPMorgan Small Cap Core Equity have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. In addition, Limited Maturity Bond has purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolio. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.
During the year ended December 31, 2018, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2018.
	Purchased	Sold
Limited Maturity Bond	$73,831,756	$17,037,161
U.S. Stock Index	61,740,022	—
JPMorgan Small Cap Core Equity	8,801,927	—
J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2018 Franklin Income had written exchange-traded options on equity securities in an attempt to generate income from option premiums. Please refer to the table following the Portfolio of Investments for open exchange-traded written options at December 31, 2018.
Please refer to Note 8 for the volume of written option activity during the year ended December 31, 2018.
K. Equity-Linked Securities. Franklin Income invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked securities is recorded as Interest income in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked security on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked security. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked securities at December 31, 2018.
L. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2018.
M. Securities Lending. Each Portfolio may loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
N. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
O. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:
	Purchases	Sales
High Yield	$177,858,741	$224,850,753
Large Cap Growth	5,077,967,001	6,258,256,576
Large Cap Value	1,127,583,735	1,322,649,481
Limited Maturity Bond	110,316,635	111,774,324
U.S. Stock Index	592,215,246	694,412,946
Clarion Real Estate	388,480,649	507,080,311
Franklin Income	154,527,575	234,758,413
JPMorgan Small Cap Core Equity	316,997,091	346,534,972
Templeton Global Growth	43,157,514	66,762,210
U.S. government securities not included above were as follows:
	Purchases	Sales
Limited Maturity Bond	$697,304,870	$643,107,932
Franklin Income	27,924,531	1,487,461
NOTE 4 — INVESTMENT MANAGEMENT FEES
Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Large Cap Growth	0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Fee
Large Cap Value	0.75% on the first $500 million; 0.70% on the next $1.5 billion; and 0.65% on the amount in excess of $2 billion
Clarion Real Estate	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million
Franklin Income	0.75% on the first $500 million; and 0.70% on the amount in excess of $500 million
With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(1)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million
Templeton Global Growth	0.960% on the first $250 million; 0.860% on the next $250 million; 0.760% on the amount in excess of $500 million

(1)
The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

The Investment Adviser has contractually agreed to waive a portion of the management fee for High Yield, Large Cap
Value, Clarion Real Estate, Franklin Income and Templeton Global Growth in connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended December 31, 2018, the Investment Adviser waived $80,289, $125,243, $168,272, $77,140 and $30,533 for High Yield, Large Cap Value, Clarion Real Estate, Franklin Income and Templeton Global Growth, respectively. Termination or modification of these obligations requires approval by the Board.
The sub-advisory fee for JPMorgan Small Cap Core Equity was reduced on June 1, 2017. In conjunction with the sub-advisory fee reduction, the Investment Adviser has contractually agreed to waive a portion of the management fee by the same amount. For the year ended December 31, 2018, the Investment Adviser waived $3,647 in management fees for the Portfolio. Effective October 22, 2018, the management fee waiver that was put into place for each of the Voya funds sub-advised by J.P. Morgan Investment Management Inc. was terminated.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):
Portfolio	Sub-Adviser
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
Franklin Income	Franklin Advisers, Inc.
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Templeton Global Growth	Templeton Global Advisors Limited
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of this obligation requires approval by the Board.
Class ADV shares of the Portfolios have a shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc., affiliated investment companies or other related/affiliated party owned more than 5% of the following Portfolios:
Entity	Portfolio	Percentage
ReliaStar Life Insurance Company	Limited Maturity Bond	6.85%
	JPMorgan Small Cap Core Equity	7.53
Security Life of Denver Insurance Company	Limited Maturity Bond	8.71
Voya Index Solution 2025 Portfolio	U.S. Stock Index	5.66
Voya Index Solution 2035 Portfolio	U.S. Stock Index	6.74
Voya Institutional Trust Company	High Yield	16.06
	Large Cap Growth	17.76
	Limited Maturity Bond	6.09
	U.S. Stock Index	5.44
	Clarion Real Estate	26.07
	Franklin Income	18.98
	JPMorgan Small Cap Core Equity	23.48
Voya Insurance and Annuity Company	High Yield	53.04
	Large Cap Growth	49.32
	Large Cap Value	60.03
	Limited Maturity Bond	8.10
	Clarion Real Estate	37.85
	Franklin Income	74.34
Entity	Portfolio	Percentage
	JPMorgan Small Cap Core Equity	34.36
	Templeton Global Growth	94.63
Voya Retirement Growth Portfolio	U.S. Stock Index	17.71
Voya Retirement Insurance and Annuity Company	High Yield	27.28
	Large Cap Growth	26.89
	Large Cap Value	28.93
	U.S. Stock Index	14.40
	Clarion Real Estate	34.97
	JPMorgan Small Cap Core Equity	29.23
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	11.96
Voya Retirement Moderate Portfolio	U.S. Stock Index	5.33
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended December 31, 2018, Large Cap Growth engaged in such transactions totaling $160,053,110 in sales.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class R6	Class S	Class S2
Large Cap Growth(1)	1.27%	0.67%	N/A	0.67%	0.92%	1.07%
Large Cap Value(2)	1.29%	0.69%	N/A	0.69%	0.94%	1.09%
U.S. Stock Index	N/A	N/A	0.15%	N/A	N/A	N/A
Clarion Real Estate	1.35%	0.75%	N/A	N/A	1.00%	1.15%
Franklin Income	1.28%	0.68%	N/A	N/A	0.93%	1.08%
Templeton Global Growth	1.45%	0.85%	N/A	N/A	1.10%	1.25%

(1)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement, through May 1, 2019, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2019	2020	2021	Total
Clarion Real Estate	$606,237	$549,763	$452,664	$1,608,664
	December 31,
	2019	2020	2021	Total
Franklin Income	—	496,880	448,434	945,314
Templeton Global Growth	—	227,636	190,935	418,571
U.S. Stock Index	—	837,720	1,667,050	2,504,770
The Expense Limitation Agreements are contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — PURCHASED AND WRITTEN OPTIONS
Transactions in exchange-traded written options on securities for Franklin Income during the year ended December 31, 2018 were as follows:
	Number of Contracts	Premiums Received
Balance at 12/31/2017	—	$—
Options Written	2,064	200,145
Options Terminated in Closing Purchase Transactions	(650)	(49,871)
Options Expired	(1,304)	(114,195)
Balance at 12/31/2018	110	$36,079

NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Portfolios utilized the line of credit during the year ended December 31, 2018 as follows:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — LINE OF CREDIT (continued)

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Growth	12	$36,519,083	2.70%
Large Cap Value	2	1,347,500	2.70
Limited Maturity Bond	15	3,427,067	2.50
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
U.S. Stock Index	5	75,678,200	2.97
Clarion Real Estate	1	649,000	2.92
Franklin Income	6	823,667	2.59

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield
Class ADV
12/31/2018	468,091	—	496,778	(1,731,374)	(766,505)	4,535,058	—	4,784,764	(16,724,655)	(7,404,833)
12/31/2017	682,403	—	626,401	(1,524,161)	(215,357)	6,857,171	—	6,301,131	(15,301,907)	(2,143,605)
Class I
12/31/2018	1,099,810	—	370,227	(1,547,007)	(76,970)	10,708,127	—	3,566,820	(15,025,441)	(750,494)
12/31/2017	1,385,457	—	414,179	(1,301,555)	498,081	13,955,224	—	4,168,123	(13,077,664)	5,045,683
Class S
12/31/2018	1,541,065	—	2,209,002	(7,781,306)	(4,031,239)	14,969,371	—	21,269,549	(74,934,147)	(38,695,227)
12/31/2017	1,848,170	—	3,026,790	(12,721,146)	(7,846,186)	18,566,307	—	30,447,149	(127,613,131)	(78,599,675)
Class S2
12/31/2018	53,890	—	29,579	(201,318)	(117,849)	524,343	—	285,512	(1,944,436)	(1,134,581)
12/31/2017	127,978	—	39,198	(165,441)	1,735	1,293,595	—	394,804	(1,662,223)	26,176
Large Cap Growth
Class ADV
12/31/2018	918,683	—	15,118,914	(17,104,293)	(1,066,696)	17,424,747	—	276,524,927	(326,912,484)	(32,962,810)
12/31/2017	762,244	—	8,799,946	(27,880,409)	(18,318,219)	13,700,659	—	153,823,057	(502,958,258)	(335,434,542)
Class I
12/31/2018	7,417,403	—	14,079,600	(32,272,260)	(10,775,257)	155,902,826	—	278,916,876	(675,708,149)	(240,888,447)
12/31/2017	16,881,990	—	8,232,799	(25,040,982)	73,807	330,077,515	—	154,200,323	(485,173,231)	(895,393)
Class R6
12/31/2018	1,023,337	—	321,255	(365,872)	978,720	21,158,162	—	6,367,270	(7,357,087)	20,168,345
12/31/2017	1,384,056	—	72,804	(237,390)	1,219,470	26,797,806	—	1,364,356	(4,845,284)	23,316,878
Class S
12/31/2018	1,131,475	—	13,904,209	(18,503,810)	(3,468,126)	22,894,103	—	268,490,262	(374,074,067)	(82,689,702)
12/31/2017	2,346,413	—	8,534,578	(29,208,624)	(18,327,633)	42,425,220	—	156,438,813	(551,393,152)	(352,529,119)
Class S2
12/31/2018	325,126	—	452,720	(635,056)	142,790	6,494,085	—	8,678,633	(12,844,744)	2,327,974
12/31/2017	270,351	—	283,227	(1,250,276)	(696,698)	5,056,783	—	5,157,568	(23,617,121)	(13,402,770)
Large Cap Value
Class ADV
12/31/2018	132,555	—	622,235	(746,247)	8,543	1,613,261	—	7,149,519	(9,153,440)	(390,660)
12/31/2017	230,950	—	88,013	(1,108,527)	(789,564)	2,879,615	—	1,141,716	(13,765,419)	(9,744,088)
Class I
12/31/2018	589,887	—	4,162,204	(6,070,579)	(1,318,488)	7,303,720	—	48,700,372	(77,402,054)	(21,397,962)
12/31/2017	2,492,055	—	774,261	(18,824,590)	(15,558,274)	31,240,020	—	10,255,856	(237,772,738)	(196,276,862)
Class R6
12/31/2018	70,339	—	10,828	(33,405)	47,762	883,122	—	125,715	(439,756)	569,081
12/31/2017	63,248	—	2,393	(48,544)	17,097	780,153	—	31,694	(641,820)	170,027
Class S
12/31/2018	298,273	—	8,086,285	(9,550,944)	(1,166,386)	3,740,165	—	93,408,002	(119,140,322)	(21,992,155)
12/31/2017	451,452	—	1,354,870	(19,740,352)	(17,934,030)	5,663,011	—	17,711,662	(248,278,638)	(224,903,965)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Value (continued)
Class S2
12/31/2018	2,023	—	1,692	(6,815)	(3,100)	25,835	—	19,541	(93,118)	(47,742)
12/31/2017	11,670	—	298	(39,893)	(27,925)	151,819	—	3,922	(496,518)	(340,777)
Limited Maturity Bond
Class ADV
12/31/2018	106,531	—	20,943	(416,823)	(289,349)	1,029,191	—	202,049	(4,023,906)	(2,792,666)
12/31/2017	127,085	—	29,370	(471,129)	(314,674)	1,240,401	—	286,636	(4,599,109)	(3,072,072)
Class I
12/31/2018	7,255,841	—	329,270	(6,778,612)	806,499	71,412,856	—	3,241,396	(66,800,849)	7,853,403
12/31/2017	7,336,144	—	341,000	(5,769,120)	1,908,024	73,128,357	—	3,394,974	(57,471,718)	19,051,613
Class S
12/31/2018	752,352	—	116,839	(1,691,082)	(821,891)	7,466,847	—	1,158,960	(16,772,716)	(8,146,909)
12/31/2017	450,761	—	149,717	(2,119,211)	(1,518,733)	4,521,882	—	1,502,423	(21,265,137)	(15,240,832)
U.S. Stock Index
Class ADV
12/31/2018	481,218	—	508,638	(1,778,054)	(788,198)	7,229,694	—	7,544,736	(27,144,431)	(12,370,001)
12/31/2017	792,344	—	510,149	(2,351,202)	(1,048,709)	11,320,248	—	7,246,583	(33,712,405)	(15,145,574)
Class I
12/31/2018	32,350,213	—	15,849,349	(55,847,056)	(7,647,494)	497,912,308	—	241,875,952	(883,699,636)	(143,911,376)
12/31/2017	38,015,935	—	15,425,745	(136,660,523)	(83,218,843)	557,164,994	—	228,042,984	(2,025,247,993)	(1,240,040,015)
Class P2
12/31/2018	39,278,304	—	7,144,924	(20,865,797)	25,557,431	612,519,550	—	109,017,631	(329,420,625)	392,116,556
5/3/2017(1) - 12/31/2017	86,543,843	—	4,708,824	(13,235,309)	78,017,358	1,286,487,822	—	69,833,243	(199,702,935)	1,156,618,130
Class S
12/31/2018	917,512	—	262,206	(2,765,324)	(1,585,606)	14,441,478	—	3,983,988	(43,522,881)	(25,097,415)
12/31/2017	1,249,596	—	309,708	(1,023,431)	535,873	18,187,355	—	4,538,110	(15,132,075)	7,593,390
Class S2
12/31/2018	939,572	—	800,753	(3,019,732)	(1,279,407)	14,505,138	—	12,017,762	(46,907,695)	(20,384,795)
12/31/2017	1,418,658	—	802,114	(2,868,101)	(647,329)	20,481,638	—	11,570,264	(41,933,061)	(9,881,159)
Clarion Real Estate
Class ADV
12/31/2018	99,786	—	255,048	(530,837)	(176,003)	3,327,982	—	8,092,673	(17,297,135)	(5,876,480)
12/31/2017	108,143	—	43,278	(626,439)	(475,018)	3,817,916	—	1,510,825	(22,157,086)	(16,828,345)
Class I
12/31/2018	141,774	—	158,369	(1,691,012)	(1,390,869)	4,863,797	—	5,278,443	(60,809,529)	(50,667,289)
12/31/2017	428,797	—	65,882	(717,836)	(223,157)	15,921,775	—	2,404,709	(26,657,727)	(8,331,243)
Class S
12/31/2018	148,358	—	910,495	(1,841,822)	(782,969)	5,218,210	—	30,337,693	(63,290,411)	(27,734,508)
12/31/2017	141,616	—	189,724	(2,886,834)	(2,555,494)	5,233,571	—	6,917,341	(106,881,263)	(94,730,351)
Class S2
12/31/2018	23,688	—	58,490	(110,129)	(27,951)	813,955	—	1,937,174	(3,727,778)	(976,649)
12/31/2017	38,140	—	10,841	(200,206)	(151,225)	1,396,811	—	393,072	(7,363,135)	(5,573,252)
Franklin Income
Class ADV
12/31/2018	343,500	—	365,920	(1,098,907)	(389,487)	3,765,288	—	3,926,322	(12,008,384)	(4,316,774)
12/31/2017	946,194	—	312,611	(727,719)	531,086	10,332,943	—	3,351,186	(7,988,746)	5,695,383
Class I
12/31/2018	13,833	—	43,191	(108,802)	(51,778)	157,449	—	483,308	(1,231,681)	(590,924)
12/31/2017	11,482	—	38,258	(101,797)	(52,057)	131,613	—	426,583	(1,163,503)	(605,307)
Class S
12/31/2018	209,670	—	1,501,209	(5,528,181)	(3,817,302)	2,402,543	—	16,723,472	(62,687,213)	(43,561,198)
12/31/2017	575,093	—	1,527,273	(8,364,852)	(6,262,486)	6,587,558	—	16,952,728	(95,057,992)	(71,517,706)
Class S2
12/31/2018	22,911	—	22,902	(66,257)	(20,444)	260,456	—	254,904	(751,330)	(235,970)
12/31/2017	4,599	—	26,865	(268,179)	(236,715)	51,483	—	297,659	(3,031,997)	(2,682,855)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2018	697,387	—	865,438	(834,426)	728,399	13,057,873	—	16,763,544	(16,260,829)	13,560,588
12/31/2017	532,080	—	384,843	(878,639)	38,284	10,134,724	—	7,177,317	(16,772,976)	539,065
Class I
12/31/2018	1,069,628	—	1,171,916	(1,257,213)	984,331	22,820,403	—	24,223,499	(26,094,331)	20,949,571
12/31/2017	987,742	—	556,070	(1,845,773)	(301,961)	20,074,202	—	10,971,271	(37,709,131)	(6,663,658)
Class R6
12/31/2018	625,694	—	136,181	(140,544)	621,331	13,183,474	—	2,813,490	(2,961,018)	13,035,946
12/31/2017	864,975	—	46,541	(115,903)	795,613	17,737,507	—	917,787	(2,339,739)	16,315,555
Class S
12/31/2018	2,024,662	—	2,319,873	(2,960,199)	1,384,336	42,016,660	—	47,325,409	(60,041,906)	29,300,163
12/31/2017	934,474	—	1,194,693	(6,390,546)	(4,261,379)	18,407,694	—	23,296,509	(128,156,810)	(86,452,607)
Class S2
12/31/2018	66,344	—	206,535	(304,232)	(31,353)	1,321,425	—	4,165,809	(6,272,138)	(784,904)
12/31/2017	94,740	—	111,721	(580,672)	(374,211)	1,842,097	—	2,157,323	(11,527,867)	(7,528,447)
Templeton Global Growth
Class ADV
12/31/2018	—	—	90	—	90	—	—	865	—	865
12/31/2017	—	—	14	—*	14	—	—	143	—*	143
Class I
12/31/2018	12,923	—	26,958	(176,331)	(136,450)	139,763	—	269,580	(1,596,886)	(1,187,543)
12/31/2017	18,047	—	4,974	(21,186)	1,835	190,493	—	53,869	(232,654)	11,708
Class S
12/31/2018	419,193	—	1,857,528	(2,650,791)	(374,070)	4,355,423	—	18,779,613	(27,977,249)	(4,842,213)
12/31/2017	450,085	—	384,315	(4,550,135)	(3,715,735)	4,785,816	—	4,200,561	(49,092,389)	(40,106,012)
Class S2
12/31/2018	6,136	—	31,054	(45,576)	(8,386)	65,237	—	310,537	(487,084)	(111,310)
12/31/2017	33,517	—	6,545	(78,616)	(38,554)	347,146	—	70,822	(851,926)	(433,958)

(1)
Commencement of operations.

*
Amount is greater than (0.50) or $(0.50).

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2018:
High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,097,814	$(1,097,814)	$—
BNP Paribas Prime Brokerage Intl Ltd	507,567	(507,567)	—
BNP Paribas Securities Corp.	1,016	(1,016)	—
Barclays Bank PLC	113,931	(113,931)	—
Barclays Capital Inc.	6,621,923	(6,621,923)	—
Citadel Clearing LLC	3,387,827	(3,387,827)	—
Citigroup Global Markets Inc.	2,872,955	(2,872,955)	—
Credit Suisse Securities (USA) LLC	740,092	(740,092)	—
Deutsche Bank Securities Inc.	2,843,586	(2,843,586)	—
Goldman, Sachs & Co. LLC	1,453,672	(1,453,672)	—
J.P. Morgan Securities LLC	2,103,634	(2,103,634)	—
Janney Montgomery Scott LLC	1,004,649	(1,004,649)	—
Jefferies LLC	207,034	(207,034)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	333,743	(333,743)	—
Morgan Stanley & Co. LLC	30,375	(30,375)	—
Nomura Securities International, Inc.	153,000	(153,000)	—
Scotia Capital (USA) INC	1,403,737	(1,403,737)	—
UBS Securities LLC.	652,487	(652,487)	—
Wells Fargo Securities LLC	1,006,507	(1,006,507)	—
Total	$26,535,549	$(26,535,549)	$—

(1)
Collateral with a fair value of  $27,210,340 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$41,066,984	$(41,066,984)	$—
Total	$41,066,984	$(41,066,984)	$—

(1)
Collateral with a fair value of  $41,954,507 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$13,304,078	$(13,304,078)	$—
Total	$13,304,078	$(13,304,078)	$—

(1)
Collateral with a fair value of  $13,629,976 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$256,007	$(256,007)	$—
BNP Paribas Prime Brokerage Intl Ltd	46,791	(46,791)	—
MUFG Securities Americas Inc.	456,325	(456,325)	—
Total	$759,123	$(759,123)	$—

(1)
Collateral with a fair value of  $777,675 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$365,597	$(365,597)	$—
Barclays Bank PLC	305,585	(305,585)	—
Citadel Clearing LLC	1,363,014	(1,363,014)	—
Credit Suisse Securities (USA) LLC	65,743	(65,743)	—
Deutsche Bank Securities Inc.	543,195	(543,195)	—
Jefferies LLC	268	(268)	—
Morgan Stanley & Co. LLC	141,667	(141,667)	—
National Bank Of Canada Financial Inc	6,746,215	(6,746,215)	—
National Financial Services LLC	149,299	(149,299)	—
SG Americas Securities, LLC	133,932	(133,932)	—
Wells Fargo Bank NA	99,839	(99,839)	—
Total	$9,914,354	$(9,914,354)	$—

(1)
Collateral with a fair value of  $10,159,845 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Clarion Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$3,374,287	$(3,374,287)	$—
Total	$3,374,287	$(3,374,287)	$—

(1)
Collateral with a fair value of  $3,475,353 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Franklin Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$71,640	$(71,640)	$—
Barclays Bank PLC	1,362,339	(1,362,339)	—
Barclays Capital Inc.	1,394,507	(1,394,507)	—
Citadel Clearing LLC	2,319,183	(2,319,183)	—
Citigroup Global Markets Inc.	2,205,262	(2,205,262)	—
Credit Suisse Securities (USA) LLC	108,487	(108,487)	—
Deutsche Bank Securities Inc.	1,030,403	(1,030,403)	—
Deutsche Bank, AG	90,666	(90,666)	—
Goldman, Sachs & Co. LLC	1,751,546	(1,751,546)	—
HSBC Bank PLC	3,995,554	(3,995,554)	—
J.P. Morgan Securities LLC	2,995,371	(2,995,371)	—
Jefferies LLC	1,202,542	(1,202,542)	—
Merrill Lynch International	613,315	(613,315)	—
Morgan Stanley & Co. LLC	837,760	(837,760)	—
RBC Capital Markets, LLC	1,286,890	(1,286,890)	—
UBS AG	438,086	(438,086)	—
Wells Fargo Securities LLC	1,087,529	(1,087,529)	—
Total	$22,791,080	$(22,791,080)	$—

(1)
Collateral with a fair value of  $23,407,699 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$210,721	$(210,721)	$—
Morgan Stanley & Co. LLC	319,057	(319,057)	—
Nomura Securities International, Inc.	70,998	(70,998)	—
RBC Capital Markets, LLC	84,962	(84,962)	—
SG Americas Securities, LLC	2,232,383	(2,232,383)	—
BMO Capital Markets Corp	24,779	(24,779)	—
BNP Paribas Securities Corp.	1,646	(1,646)	—
Barclays Capital Inc.	278,950	(278,950)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	813,095	(813,095)	—
Citadel Clearing LLC	194,624	(194,624)	—
Credit Suisse Securities (USA) LLC	36,714	(36,714)	—
Deutsche Bank Securities Inc.	428,941	(428,941)	—
Goldman, Sachs & Co. LLC	809,233	(809,233)	—
HSBC Bank PLC	548,161	(548,161)	—
Industrial And Commercial Bank Of China	14,328	(14,328)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,128,053	(1,128,053)	—
Morgan Stanley & Co. LLC	2,624,209	(2,624,209)	—
National Bank Of Canada Financial Inc	11,535	(11,535)	—
National Financial Services LLC	1,559,332	(1,559,332)	—
Natixis Securities America LLC	737,925	(737,925)	—
Nomura Securities International, Inc.	543,900	(543,900)	—
RBC Capital Markets, LLC	78,669	(78,669)	—
RBC Dominion Securities Inc	121,085	(121,085)	—
SG Americas Securities, LLC	44,533	(44,533)	—
Scotia Capital (USA) INC	868,712	(868,712)	—
TD Prime Services LLC	19,613	(19,613)	—
UBS Securities LLC.	168	(168)	—
Wells Fargo Securities LLC	479,328	(479,328)	—
Total	$14,285,654	$(14,285,654)	$—

(1)
Collateral with a fair value of  $14,699,319 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Global Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$406,983	$(406,983)	$—
Goldman, Sachs & Co. LLC	1,569,307	(1,569,307)	—
Jefferies LLC	5,040	(5,040)	—
Mizuho Securities USA LLC.	9,184	(9,184)	—
SG Americas Securities, LLC	156,406	(156,406)	—
Total	$2,146,920	$(2,146,920)	$—

(1)
Collateral with a fair value of  $2,248,904 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — SECURITIES LENDING SETTLEMENT
In February 2018, Voya Investments and Directed Services LLC (collectively, the “Respondent”) entered into a settlement agreement (the “Settlement”) with the Securities and Exchange Commission related to certain securities lending practices employed within various

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 12 — SECURITIES LENDING SETTLEMENT (continued)

insurance-dedicated Voya mutual funds. The Respondent paid disgorgement, prejudgment interest and a civil money penalty of  $3,647,469, including payments to the impacted mutual funds totaling $2,024,355. During the year ended
December 31, 2018, Large Cap Value and U.S. Stock Index received payments of  $126,879 and $118,325, respectively, related to the Settlement and such amounts are recorded in Settlement Income in the accompanying Statements of Operations.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
High Yield	$29,906,645	$—	$39,932,565	$—	$1,378,642
Large Cap Growth	100,614,276	738,363,692	58,675,583	412,308,534	—
Large Cap Value	36,185,341	113,218,192	29,144,934	—	—
Limited Maturity Bond	4,602,405	—	5,041,720	—	165,021
U.S. Stock Index	90,048,735	284,391,334	88,067,479	233,163,705	—
Clarion Real Estate	9,797,840	35,848,143	11,225,947	—	—
Franklin Income	21,388,006	—	21,028,156	—	—
JPMorgan Small Cap Core Equity	16,561,211	78,730,540	3,647,065	40,873,142	—
Templeton Global Growth	5,473,761	13,886,834	3,876,191	449,204	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
High Yield	$242,779	$—	$(31,173,155)	$(2,370,832)	Short-term	None
				(30,235,676)	Long-term	None
				$(32,606,508)
Large Cap Growth	92,553,093	861,550,852	324,826,471	—	—	—
Large Cap Value	4,088,235	75,466,703	(14,713,556)	—	—	—
Limited Maturity Bond	1,723,329	—	(2,028,467)	(2,214,934)	Short-term	None
				(2,235,777)	Long-term	None
				$(4,450,711)
U.S. Stock Index	17,247,974	350,058,859	1,460,724,872	—	—	—
Clarion Real Estate	6,859,798	1,549,123	(19,792,149)	—	—	—
Franklin Income	17,503,918	22,328,460	(10,936,699)	—	—	—
JPMorgan Small Cap Core Equity	6,858,314	73,313,417	29,420,851	—	—	—
Templeton Global Growth	5,090,609	14,130,484	(17,190,162)	—	—	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:
	High Yield	Large Cap Growth	Large Cap Value	Limited Maturity Bond	U.S. Stock Index
Distributions from net investment income:
Class ADV	$(6,079,554)	$(1,371,282)	$(1,141,716)	$(274,103)	$(1,400,754)
Class I	(4,034,103)	(12,873,568)	(10,255,856)	(3,315,834)	(58,458,287)
Class P2	—	—	—	—	(20,283,127)
Class R6	—	(113,905)	(31,778)	—	—
Class S	(29,437,507)	(8,451,584)	(17,711,662)	(1,451,783)	(1,155,454)
Class S2	(381,401)	(173,627)	(3,922)	—	(2,501,263)
	$(39,932,565)	$(22,983,966)	$(29,144,934)	$(5,041,720)	$(83,798,885)
Distributions from net realized gains:
Class ADV	$—	$(152,451,775)	$—	$—	$(5,845,829)
Class I	—	(141,326,755)	—	—	(169,584,697)
Class P2	—	—	—	—	(49,550,116)
Class R6	—	(1,250,451)	—	—	—
Class S	—	(147,987,229)	—	—	(3,382,656)
Class S2	—	(4,983,941)	—	—	(9,069,001)
	$—	$(448,000,151)	$—	$—	$(237,432,299)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$(22,884)	$21,383,734	$3,180,688	$(11,549)	$12,663,916

	Clarion Real Estate	Franklin Income	JPMorgan Small Cap Core Equity	Templeton Global Growth
Distributions from net investment income:
Class ADV	$(1,510,825)	$(3,351,186)	$(278,200)	$(96)
Class I	(2,404,709)	(426,583)	(1,285,448)	(39,653)
Class R6	—	—	(107,532)	—
Class S	(6,917,341)	(16,952,728)	(1,859,584)	(2,967,750)
Class S2	(393,072)	(297,659)	(116,301)	(48,715)
	$(11,225,947)	$(21,028,156)	$(3,647,065)	$(3,056,214)
Distributions from net realized gains:
Class ADV	$—	$—	$(6,899,117)	$(47)
Class I	—	—	(9,685,823)	(14,216)
Class R6	—	—	(810,255)	—
Class S	—	—	(21,436,925)	(1,232,811)
Class S2	—	—	(2,041,022)	(22,107)
	$—	$—	$(40,873,142)	$(1,269,181)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$9,873,465	$21,368,844	$2,874,294	$4,276,174

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Subsequent to December 31, 2018, the following Portfolios paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0379	February 1, 2019	Daily
Class I	$0.0426	February 1, 2019	Daily
Class S	$0.0406	February 1, 2019	Daily
Class S2	$0.0395	February 1, 2019	Daily
Limited Maturity Bond
Class ADV	$0.0092	February 1, 2019	Daily
Class I	$0.0144	February 1, 2019	Daily
Class S	$0.0124	February 1, 2019	Daily
Management Fee waivers: On September 14, 2018, the Board approved a management fee waiver for High Yield, Large Cap Value, Clarion Real Estate, Franklin Income, and Templeton Global Growth. Effective May 1, 2019, the Investment Adviser has agreed to waive 0.015%, 0.010%, 0.044%, 0.018%, and 0.018% of the management fee for each of the Portfolio’s, respectively. Any fees waived or reimbursed are not eligible for recoupment. This waiver replaces the management fee waiver effective in connection with a sub-advisory fee reduction. The termination of this obligation was also approved by the Board on September 14, 2018.
Fund changes: On January 25, 2019, the Board approved the sub-adviser replacement of Franklin Advisers, Inc. with Voya Investment Management Co. LLC for Franklin Income, along with related changes to the Portfolio’s name, and expense structure, all effective May 1, 2019. The Portfolio will be renamed “Voya Balanced Income Portfolio”, the management fee will be 0.55% on all assets, the Investment Adviser, through May 1, 2020, has further lowered the expense limits so that they will be 1.20%, 0.60%, 0.85% and 1.00% for Class ADV, Class I, Class S, and Class S2, respectively.
Reorganizations: The Board approved a proposal to reorganize VY® Pioneer High Yield Portfolio (the “Merging Portfolio”), which is not included in this report, with and into High Yield (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder meeting scheduled to be held on or about July 23, 2019. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 23, 2019.
The Board approved a proposal to reorganize Templeton Global Growth (the “Merging Portfolio”), with and into Voya Global Equity Portfolio, which is not included in this report, (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder meeting scheduled to be held on or about July 30, 2019. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 23, 2019.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.5%
		Basic Materials: 8.0%
1,800,000	(1)(2)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	$1,701,000	0.4
1,500,000	(2)	Aruba Investments, Inc., 8.750%, 02/15/2023	1,492,500	0.3
2,300,000	(2)	Cascades, Inc., 5.500%, 07/15/2022	2,254,000	0.5
2,300,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	2,075,750	0.4
1,580,000	(2)	Constellium NV, 5.750%, 05/15/2024	1,461,500	0.3
250,000	(1)(2)	Constellium NV, 5.875%, 02/15/2026	223,125	0.0
750,000	(2)	Constellium NV, 6.625%, 03/01/2025	697,500	0.2
1,775,000	(2)	Cornerstone Chemical Co., 6.750%, 08/15/2024	1,566,437	0.3
910,000	(2)	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/2022	750,750	0.2
1,315,000	(2)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,096,381	0.2
3,860,000		Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/2024-03/15/2043	3,255,325	0.7
2,050,000		Hexion, Inc., 6.625%, 04/15/2020	1,640,000	0.3
935,000	(2)	Hexion, Inc., 10.375%, 02/01/2022	750,338	0.2
1,850,000	(1)(2)	IAMGOLD Corp., 7.000%, 04/15/2025	1,748,250	0.4
1,930,000	(2)	OCI NV, 6.625%, 04/15/2023	1,905,875	0.4
1,820,000	(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	1,610,700	0.3
2,250,000	(2)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	2,120,625	0.4
300,000	(2)	Tronox Finance PLC, 5.750%, 10/01/2025	244,125	0.1
1,700,000	(1)(2)	Tronox, Inc., 6.500%, 04/15/2026	1,417,375	0.3
10,769,000	(3)	Other Securities	10,012,724	2.1
			38,024,280	8.0
		Communications: 18.9%
1,000,000	(1)(2)	Altice Finco SA, 8.125%, 01/15/2024	935,000	0.2
2,725,000	(2)	Altice France SA/France, 6.250%, 05/15/2024	2,551,281	0.5
800,000	(2)	Altice France SA/France, 8.125%, 02/01/2027	756,000	0.2
2,030,000	(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,525,038	0.3
2,000,000	(2)	Altice Luxembourg SA, 7.750%, 05/15/2022	1,827,500	0.4
1,850,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,683,500	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,675,000	(2)	Block Communications, Inc., 6.875%, 02/15/2025	$1,687,562	0.4
1,900,000	(2)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,831,125	0.4
2,660,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,484,174	0.5
835,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	770,288	0.2
1,130,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,089,037	0.2
2,395,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,353,087	0.5
500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	496,563	0.1
2,810,000	(2)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,571,150	0.5
950,000	(2)	CSC Holdings LLC, 5.125%, 12/15/2021	933,375	0.2
1,100,000	(2)	CSC Holdings LLC, 5.375%, 02/01/2028	1,014,398	0.2
2,055,000	(2)	CSC Holdings LLC, 5.500%, 05/15/2026	1,941,975	0.4
1,125,000	(2)	CSC Holdings LLC, 6.625%, 10/15/2025	1,141,875	0.3
650,000	(2)	CSC Holdings LLC, 7.500%, 04/01/2028	651,625	0.1
2,600,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,388,750	0.5
3,500,000		DISH DBS Corp., 5.875%, 11/15/2024	2,830,625	0.6
1,525,000		DISH DBS Corp., 5.000%-5.875%, 07/15/2022-03/15/2023	1,362,781	0.3
4,945,000	(1)	Frontier Communications Corp., 6.875%-11.000%, 01/15/2025-09/15/2025	2,809,618	0.6
1,110,000	(2)	Gray Escrow, Inc., 7.000%, 05/15/2027	1,084,936	0.2
2,140,000	(2)	Gray Television, Inc., 5.125%, 10/15/2024	1,978,430	0.4
1,440,000	(2)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	1,245,600	0.3
1,490,000	(2)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,452,750	0.3
1,850,000	(1)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,443,000	0.3
4,100,000		Level 3 Financing, Inc., 5.125%-5.375%, 05/01/2023-03/15/2026	3,884,000	0.8
2,175,000	(2)	Netflix, Inc., 5.875%, 11/15/2028	2,124,823	0.4
2,100,000	(2)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,968,750	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,159,000	(2)	Plantronics, Inc., 5.500%, 05/31/2023	$2,013,268	0.4
2,070,000	(2)	Salem Media Group, Inc., 6.750%, 06/01/2024	1,847,475	0.4
1,065,000	(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	945,188	0.2
1,530,000		Sinclair Television Group, Inc., 6.125%, 10/01/2022	1,545,300	0.3
1,750,000	(2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,605,625	0.3
1,340,000	(2)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,348,375	0.3
3,500,000		Sprint Communications, Inc., 6.000%, 11/15/2022	3,443,405	0.7
3,235,000		Sprint Corp., 7.125%, 06/15/2024	3,214,167	0.7
1,750,000		Sprint Corp., 7.250%, 09/15/2021	1,795,500	0.4
2,275,000		Sprint Corp., 7.625%, 03/01/2026	2,252,250	0.5
2,845,000		Telecom Italia Capital SA, 6.000%-6.375%, 11/15/2033-09/30/2034	2,530,466	0.5
1,750,000	(2)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,824,375	0.4
2,200,000		T-Mobile USA, Inc., 6.500%, 01/15/2026	2,249,500	0.5
865,000		T-Mobile USA, Inc., 4.500%-5.125%, 04/15/2025-02/01/2026	829,131	0.2
1,255,000	(2)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	1,123,225	0.3
2,160,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	2,054,700	0.4
6,425,000		Other Securities	6,298,221	1.3
			89,738,787	18.9
		Consumer, Cyclical: 15.4%
2,990,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,758,275	0.6
1,825,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,569,500	0.3
1,020,000	(2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	892,500	0.2
1,308,000	(2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/2021	1,262,220	0.3
2,575,000	(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,220,937	0.5
2,390,000		Caleres, Inc., 6.250%, 08/15/2023	2,401,950	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,170,000	(2)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	$1,172,925	0.3
1,880,000	(1)(2)	CCM Merger, Inc., 6.000%, 03/15/2022	1,912,430	0.4
2,900,000		Century Communities, Inc., 5.875%, 07/15/2025	2,570,125	0.5
2,250,000		Dana, Inc., 5.500%, 12/15/2024	2,103,750	0.4
1,400,000	(2)	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.500%, 05/01/2025	1,314,950	0.3
1,965,000	(2)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,097,637	0.4
2,275,000	(2)	Golden Nugget, Inc., 6.750%, 10/15/2024	2,149,875	0.5
980,000	(2)	International Game Technology PLC, 6.250%, 02/15/2022	987,350	0.2
955,000	(2)	International Game Technology PLC, 6.500%, 02/15/2025	945,450	0.2
2,500,000		L Brands, Inc., 6.750%, 07/01/2036	2,050,000	0.4
2,500,000		Lennar Corp., 5.250%-5.375%, 10/01/2022-06/01/2026	2,393,125	0.5
1,840,000	(2)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,830,800	0.4
2,520,000		Meritage Homes Corp., 5.125%-7.000%, 04/01/2022-06/06/2027	2,376,544	0.5
2,190,000		MGM Resorts International, 5.750%, 06/15/2025	2,124,300	0.5
500,000		MGM Resorts International, 6.000%, 03/15/2023	503,750	0.1
2,000,000		MGM Resorts International, 6.625%, 12/15/2021	2,055,000	0.4
2,075,000	(2)	Navistar International Corp., 6.625%, 11/01/2025	2,012,750	0.4
1,180,000	(1)(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	492,650	0.1
2,194,511	(2)(4)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/2021	932,667	0.2
1,465,000	(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,314,838	0.3
3,370,000	(2)	PetSmart, Inc., 7.125%, 03/15/2023	1,979,875	0.4
1,670,000	(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,494,650	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,610,000		Scientific Games International, Inc., 6.625%-10.000%, 05/15/2021-12/01/2022	$2,588,009	0.6
1,925,000	(2)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	2,044,735	0.4
500,000	(2)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	472,500	0.1
1,550,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,464,750	0.3
1,995,000	(2)	Station Casinos LLC, 5.000%, 10/01/2025	1,810,463	0.4
2,070,000		Taylor Morrison Communities, Inc., 6.625%, 05/15/2022	2,075,175	0.4
1,955,000	(2)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,827,925	0.4
645,000	(2)	WMG Acquisition Corp., 5.000%, 08/01/2023	629,681	0.1
415,000	(2)	WMG Acquisition Corp., 5.625%, 04/15/2022	415,519	0.1
1,850,000	(2)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,715,875	0.4
10,285,000	(3)	Other Securities	9,923,025	2.1
			72,888,480	15.4
		Consumer, Non-cyclical: 17.0%
2,345,000		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson’s LLC, 6.625%, 06/15/2024	2,186,712	0.5
1,750,000	(1)(2)	Aptim Corp., 7.750%, 06/15/2025	1,338,750	0.3
1,000,000	(2)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	915,440	0.2
1,150,000	(2)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	1,076,687	0.2
1,435,000	(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,255,625	0.3
720,000	(2)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	729,000	0.1
2,865,000	(2)	Bausch Health Cos, Inc., 8.500%, 01/31/2027	2,786,213	0.6
1,415,000	(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,315,950	0.3
3,295,000		Centene Corp., 4.750%-6.125%, 02/15/2021-01/15/2025	3,304,906	0.7
1,410,000	(2)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,334,212	0.3
1,245,000	(2)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,192,087	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
400,000	(1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	$380,000	0.1
1,155,000	(2)	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/2023	883,575	0.2
2,190,000	(2)	Graham Holdings Co., 5.750%, 06/01/2026	2,200,950	0.5
2,000,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,050,000	0.4
3,500,000		HCA, Inc., 7.500%, 02/15/2022	3,727,500	0.8
4,535,000		HCA, Inc., 5.375%-5.875%, 05/01/2023-06/15/2047	4,470,838	1.0
560,000	(2)	Hertz Corp./The, 7.625%, 06/01/2022	529,200	0.1
1,365,000	(2)	Hertz Corp., 5.500%, 10/15/2024	1,003,275	0.2
1,000,000	(1)	Hertz Corp., 7.375%, 01/15/2021	976,250	0.2
2,445,000	(2)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	2,454,169	0.5
1,800,000	(2)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	1,724,562	0.4
1,035,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,018,181	0.2
1,525,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,492,594	0.3
2,570,000	(2)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,402,950	0.5
1,310,000	(2)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	1,234,675	0.2
1,365,000	(2)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,242,150	0.3
800,000	(2)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	732,696	0.1
900,000	(2)	Post Holdings, Inc., 5.000%, 08/15/2026	823,500	0.2
1,525,000	(2)	Post Holdings, Inc., 5.625%, 01/15/2028	1,408,719	0.3
1,100,000	(2)	Post Holdings, Inc., 8.000%, 07/15/2025	1,155,000	0.2
1,535,000	(2)	Sotera Health Holdings LLC, 6.500%, 05/15/2023	1,473,600	0.3
1,175,000	(2)(4)	Sotera Health Topco, Inc., 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/2021	1,107,438	0.2
2,340,000	(1)	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,205,450	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,880,000		Tenet Healthcare Corp., 5.125%-8.125%, 02/01/2020-05/01/2025	$2,815,425	0.6
4,365,000		United Rentals North America, Inc., 4.625%-6.500%, 07/15/2025-01/15/2028	4,061,325	0.9
2,800,000	(2)	Vizient, Inc., 10.375%, 03/01/2024	2,975,000	0.6
2,215,000	(2)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,971,350	0.4
15,808,000	(3)	Other Securities	14,535,423	3.1
			80,491,377	17.0
		Energy: 14.7%
2,880,000		Antero Resources Corp., 5.000%-5.125%, 12/01/2022-03/01/2025	2,683,575	0.6
1,730,000	(2)	Calfrac Holdings L.P., 8.500%, 06/15/2026	1,236,950	0.3
2,800,000	(1)(2)	California Resources Corp., 8.000%, 12/15/2022	1,904,000	0.4
1,960,000	(2)	Centennial Resource Production LLC, 5.375%, 01/15/2026	1,832,600	0.4
3,295,000		Cheniere Corpus Christi Holdings LLC, 5.125%-5.875%, 03/31/2025-06/30/2027	3,180,404	0.7
2,600,000	(1)	Chesapeake Energy Corp., 8.000%, 01/15/2025	2,307,500	0.5
1,885,000	(2)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	1,630,525	0.3
2,245,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	2,188,875	0.5
760,000	(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	781,850	0.2
1,140,000	(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	1,168,728	0.2
2,700,000		EnLink Midstream Partners L.P., 4.150%-4.850%, 06/01/2025-07/15/2026	2,439,105	0.5
2,700,000		Gulfport Energy Corp., 6.000%-6.375%, 10/15/2024-01/15/2026	2,393,875	0.5
1,855,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,803,987	0.4
1,930,000	(2)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,669,450	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,535,000	(2)	Jagged Peak Energy LLC, 5.875%, 05/01/2026	$1,435,225	0.3
2,950,000	(1)(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,917,500	0.4
2,150,000	(2)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	2,047,875	0.4
1,550,000	(2)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,503,500	0.3
1,545,000	(2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,344,150	0.3
2,760,000		Murphy Oil Corp., 4.450%-6.875%, 12/01/2022-08/15/2025	2,618,564	0.5
2,250,000		Murphy Oil USA, Inc., 5.625%-6.000%, 08/15/2023-05/01/2027	2,258,750	0.5
1,415,000	(1)(2)	Murray Energy Corp., 11.250%, 04/15/2021	889,681	0.2
225,000	(2)	NGPL PipeCo LLC, 4.375%, 08/15/2022	221,625	0.0
850,000	(2)	NGPL PipeCo LLC, 4.875%, 08/15/2027	804,313	0.2
770,000	(2)	Noble Holding International Ltd., 7.875%, 02/01/2026	659,313	0.1
2,565,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	2,532,938	0.5
1,160,000	(1)(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	951,200	0.2
1,670,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,611,550	0.3
1,940,000	(2)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,828,450	0.4
2,351,000		WPX Energy, Inc., 6.000%, 01/15/2022	2,298,103	0.5
20,507,000	(3)	Other Securities	17,403,527	3.7
			69,547,688	14.7
		Financial: 5.6%
2,200,000	(1)	Ally Financial, Inc., 5.750%, 11/20/2025	2,197,250	0.5
2,152,000		Ally Financial, Inc., 7.500%-8.000%, 09/15/2020-11/01/2031	2,357,850	0.5
2,100,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,958,250	0.4
1,815,000	(2)	HUB International Ltd., 7.000%, 05/01/2026	1,651,650	0.3
2,095,000	(2)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	2,079,287	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
3,225,000		Navient Corp., 5.875%-7.250%, 09/25/2023-10/25/2024	$2,871,500	0.6
1,610,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,430,888	0.3
2,325,000	(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	2,211,656	0.5
2,150,000	(2)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,999,500	0.4
8,242,000		Other Securities	7,903,287	1.7
			26,661,118	5.6
		Industrial: 10.0%
2,125,000	(2)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,087,812	0.4
209,138	(2)(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	177,767	0.0
1,000,000	(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	1,001,250	0.2
1,860,000	(2)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,883,250	0.4
1,890,000	(2)	BMC East LLC, 5.500%, 10/01/2024	1,769,512	0.4
1,050,000	(2)	Bombardier, Inc., 6.000%, 10/15/2022	989,625	0.2
2,000,000	(2)	Bombardier, Inc., 8.750%, 12/01/2021	2,067,500	0.5
2,920,000	(2)	BWAY Holding Co., 7.250%, 04/15/2025	2,631,650	0.6
1,770,000	(2)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,522,200	0.3
2,100,000	(2)	Itron, Inc., 5.000%, 01/15/2026	1,926,750	0.4
2,025,000	(2)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,850,344	0.4
1,550,000	(2)	Koppers, Inc., 6.000%, 02/15/2025	1,371,750	0.3
1,450,000	(2)	Masonite International Corp., 5.625%, 03/15/2023	1,411,937	0.3
640,000	(2)	Masonite International Corp., 5.750%, 09/15/2026	604,800	0.1
190,000	(2)	Multi-Color Corp., 4.875%, 11/01/2025	162,925	0.0
2,300,000	(2)	Multi-Color Corp., 6.125%, 12/01/2022	2,288,500	0.5
1,875,000	(2)	Novelis Corp., 5.875%, 09/30/2026	1,664,062	0.3
400,000	(2)	Novelis Corp., 6.250%, 08/15/2024	377,000	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
275,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	$276,719	0.1
2,000,000	(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,990,000	0.4
1,575,000	(2)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,555,313	0.3
1,800,000	(2)	Resideo Funding, Inc., 6.125%, 11/01/2026	1,777,500	0.4
870,000	(2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	829,763	0.2
115,000	(2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	109,753	0.0
1,000,000	(2)	Sealed Air Corp., 5.500%, 09/15/2025	990,000	0.2
2,295,000	(2)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,209,741	0.5
1,575,000	(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,559,250	0.3
750,000	(2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	684,375	0.1
2,260,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%-8.500%, 04/15/2022-07/15/2023	2,342,763	0.5
1,260,000	(2)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,332,450	0.3
6,469,554		Other Securities	6,138,936	1.3
			47,585,197	10.0
		Technology: 5.0%
1,575,000	(2)	Ascend Learning LLC, 6.875%, 08/01/2025	1,515,937	0.3
2,275,000	(2)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	2,129,969	0.5
445,000	(2)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	445,616	0.1
650,000	(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	661,875	0.1
2,315,000	(2)	First Data Corp., 5.750%, 01/15/2024	2,269,487	0.5
2,000,000	(2)(4)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	1,955,000	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
910,000	(2)	MSCI, Inc., 5.250%, 11/15/2024	$910,000	0.2
865,000	(2)	MSCI, Inc., 5.750%, 08/15/2025	875,812	0.2
1,780,000	(2)	Open Text Corp., 5.625%, 01/15/2023	1,780,000	0.4
535,000	(2)	Open Text Corp., 5.875%, 06/01/2026	525,638	0.1
1,025,000	(2)	Qorvo, Inc., 5.500%, 07/15/2026	981,438	0.2
1,630,000	(2)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,646,300	0.3
1,745,000	(1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,156,063	0.2
400,000	(2)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/2023	328,000	0.1
6,545,000		Other Securities	6,456,075	1.4
			23,637,210	5.0
		Utilities: 1.9%
1,725,000	(2)	Drax Finco PLC, 6.625%, 11/01/2025	1,699,125	0.4
1,750,000	(2)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,575,000	0.3
1,120,000	(2)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	1,082,200	0.2
4,810,000		Other Securities	4,608,262	1.0
			8,964,587	1.9
		Total Corporate Bonds/Notes (Cost $488,218,345)	457,538,724	96.5
OTHER(5): —%
		Basic Materials: —%
4,000,000	(6)(7)(8)	Momentive Performance Materials, Inc. (Escrow), 0.000%, 10/15/2020	—	—
		Total Other (Cost $—)	—	—
CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
499,200	(2)(7)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	2,745	0.0
		Total Convertible Bonds/Notes (Cost $449,538)	2,745	0.0
BANK LOANS: 0.2%
		Health Care: 0.2%
938,438		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.379%, (US0001M + 3.000%), 06/02/2025	900,900	0.2
		Total Bank Loans (Cost $933,745)	900,900	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.1%
		Consumer Staples: 0.1%
24,842	(9)(10)	Other Securities	$794,944	0.1
		Total Common Stock (Cost $758,145)	794,944	0.1
		Total Long-Term Investments (Cost $490,359,773)	459,237,313	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.6%
	Commercial Paper: 1.6%
1,000,000	Consolidated Edison Co. of New York, Inc., 2.700%, 01/03/2019	999,783	0.2
3,500,000	Consolidated Edison Co. of New York, Inc., 2.700%, 01/10/2019	3,497,412	0.8
2,111,000	Schlumberger, 2.950%, 02/13/2019	2,103,525	0.4
529,000	Tyson Foods, Inc., 2.700%, 01/08/2019	528,683	0.1
500,000	Tyson Foods, Inc., 2.800%, 01/10/2019	499,622	0.1
		7,629,025	1.6
	U.S. Government Agency Obligations: 0.3%
1,128,000	Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019 (Cost $1,127,933)	1,128,000	0.3
	Securities Lending Collateral(11): 5.7%
6,463,864	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $6,465,051, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $6,593,141, due 01/25/19-10/20/68)	6,463,864	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(11) (continued)
6,463,864	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $6,464,944, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $6,593,141, due 01/25/19-02/01/49)	$6,463,864	1.3
1,354,884	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $1,355,101, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $1,381,982, due 02/29/24-09/09/49)	1,354,884	0.3
6,463,864	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $6,464,934, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $6,593,141, due 10/01/25-10/20/48)	6,463,864	1.4
6,463,864	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $6,465,058, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,593,244, due 07/15/20-02/15/47)	6,463,864	1.3
		27,210,340	5.7
	Total Short-Term Investments (Cost $35,967,381)	35,967,365	7.6

Principal Amount†	Value	Percentage of Net Assets
Total Investments in Securities (Cost $526,327,154)	$495,204,678	104.4
Liabilities in Excess of Other Assets	(21,053,082)	(4.4)
Net Assets	$474,151,596	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Defaulted security

(8)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(9)
The grouping contains non-income producing securities.

(10)
The grouping contains Level 3 securities.

(11)
Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0001M      1-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$794,944	$794,944
Total Common Stock	—	—	794,944	794,944
Corporate Bonds/Notes	—	457,538,724	—	457,538,724
Bank Loans	—	900,900	—	900,900
Convertible Bonds/Notes	—	2,745	—	2,745
Other	—	—	—	—
Short-Term Investments	—	35,967,365	—	35,967,365
Total Investments, at fair value	$—	$494,409,734	$794,944	$495,204,678

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2018, Voya High Yield Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Momentive Performance Materials, Inc. (Escrow)	10/30/2014	$—	$—
		$—	$—

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $526,377,833.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,752,147
Gross Unrealized Depreciation	(34,925,302)
Net Unrealized Depreciation	$(31,173,155)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 11.9%
248,242	(1)	Alphabet, Inc. - Class A	$259,402,960	5.1
74,631	(1)	Alphabet, Inc. - Class C	77,288,610	1.5
1,430,510		Comcast Corp. – Class A	48,708,865	1.0
1,093,068	(1)	Electronic Arts, Inc.	86,253,996	1.7
1,014,551	(1)	Facebook, Inc. - Class A	132,997,491	2.6
			604,651,922	11.9
		Consumer Discretionary: 15.6%
229,761	(1)	Amazon.com, Inc.	345,094,129	6.8
1,289,588		Aramark	37,359,364	0.8
411,223	(1)	Burlington Stores, Inc.	66,893,646	1.3
212,066		Domino’s Pizza, Inc.	52,590,247	1.0
1,219,834		Hilton Worldwide Holdings, Inc.	87,584,081	1.7
769,861		Home Depot, Inc.	132,277,517	2.6
207,368	(1)	O’Reilly Automotive, Inc.	71,403,024	1.4
			793,202,008	15.6
		Consumer Staples: 5.4%
1,682,909		Altria Group, Inc.	83,118,875	1.6
820,992		Hershey Co.	87,993,923	1.7
1,545,629	(1)	Monster Beverage Corp.	76,075,859	1.5
425,135		Other Securities	27,956,878	0.6
			275,145,535	5.4
		Energy: 0.6%
310,338	(1)	Concho Resources, Inc./Midland TX	31,899,643	0.6
		Financials: 4.6%
927,295		E*Trade Financial Corp.	40,689,705	0.8
1,670,567		Progressive Corp.	100,785,307	2.0
559,468		S&P Global, Inc.	95,075,992	1.8
			236,551,004	4.6
		Health Care: 14.6%
1,506,479		Baxter International, Inc.	99,156,448	2.0
291,692	(1)	Biogen, Inc.	87,775,957	1.7
2,423,054	(1)	Boston Scientific Corp.	85,630,728	1.7
397,306		Johnson & Johnson	51,272,339	1.0
682,529		Merck & Co., Inc.	52,152,041	1.0
488,454		Thermo Fisher Scientific, Inc.	109,311,121	2.1
711,742		UnitedHealth Group, Inc.	177,309,167	3.5
494,438	(1)	Vertex Pharmaceuticals, Inc.	81,933,321	1.6
			744,541,122	14.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 13.0%
898,750		Ametek, Inc.	$60,845,375	1.2
399,615		Boeing Co.	128,875,838	2.5
1,735,880		Delta Air Lines, Inc.	86,620,412	1.7
521,336		Honeywell International, Inc.	68,878,912	1.4
667,753		Ingersoll-Rand PLC - Class A	60,919,106	1.2
290,558		L3 Technologies, Inc.	50,458,302	1.0
1,225,149		Waste Management, Inc.	109,026,010	2.1
218,603		WW Grainger, Inc.	61,724,743	1.2
613,186	(1)	XPO Logistics, Inc.	34,976,129	0.7
			662,324,827	13.0
		Information Technology: 29.4%
1,354,746		Apple, Inc.	213,697,634	4.2
677,753		Citrix Systems, Inc.	69,442,572	1.4
1,362,352		Cognizant Technology Solutions Corp.	86,482,105	1.7
1,116,066		Fidelity National Information Services, Inc.	114,452,568	2.3
1,483,996	(1)	Fiserv, Inc.	109,058,866	2.1
1,019,167	(1)	GoDaddy, Inc.	66,877,739	1.3
507,059		Intuit, Inc.	99,814,564	2.0
572,752		Mastercard, Inc. - Class A	108,049,665	2.1
3,817,040		Microsoft Corp.	387,696,753	7.6
459,690		Motorola Solutions, Inc.	52,882,738	1.0
964,061		Texas Instruments, Inc.	91,103,764	1.8
706,953	(2)	VMware, Inc.	96,944,465	1.9
			1,496,503,433	29.4
		Materials: 1.2%
868,344	(1)	Crown Holdings, Inc.	36,097,060	0.7
282,887		Other Securities	23,609,749	0.5
			59,706,809	1.2
		Real Estate: 2.2%
321,522		American Tower Corp.	50,861,565	1.0
707,458		Extra Space Storage, Inc.	64,010,800	1.2
			114,872,365	2.2
		Total Common Stock (Cost $4,690,561,935)	5,019,398,668	98.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(3): 0.8%
9,968,098	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $9,969,720, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $10,169,138, due 11/15/23-05/15/58)	$9,968,098	0.2
9,968,098	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $9,969,928, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $10,167,460, due 01/25/19-10/20/68)	9,968,098	0.2
2,082,115	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $2,082,448, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $2,123,758, due 02/29/24-09/09/49)	2,082,115	0.0
9,968,098	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $9,969,748, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $10,167,460, due 10/01/25-10/20/48)	9,968,098	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(3) (continued)
9,968,098	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $9,969,939, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $10,167,618, due 07/15/20-02/15/47)	$9,968,098	0.2
		41,954,507	0.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.5%
72,923,000	(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $72,923,000)	72,923,000	1.5
		Total Short-Term Investments (Cost $114,877,507)	114,877,507	2.3
		Total Investments in Securities (Cost $4,805,439,442)	$5,134,276,175	100.8
		Liabilities in Excess of Other Assets	(40,781,828)	(0.8)
		Net Assets	$5,093,494,347	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$5,019,398,668	$—	$—	$5,019,398,668
Short-Term Investments	72,923,000	41,954,507	—	114,877,507
Total Investments, at fair value	$5,092,321,668	$41,954,507	$—	$5,134,276,175

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $4,809,439,566.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$631,494,462
Gross Unrealized Depreciation	(306,667,991)
Net Unrealized Appreciation	$324,826,471

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Communication Services: 7.6%
355,147		AT&T, Inc.	$10,135,895	1.0
711,310		Comcast Corp. – Class A	24,220,106	2.4
479,394		Verizon Communications, Inc.	26,951,531	2.6
145,486		Walt Disney Co.	15,952,540	1.6
			77,260,072	7.6
		Consumer Discretionary: 4.6%
127,112		Hasbro, Inc.	10,327,850	1.0
111,265		McDonald’s Corp.	19,757,326	2.0
311,642		Other Securities	16,257,630	1.6
			46,342,806	4.6
		Consumer Staples: 8.6%
337,505		Coca-Cola Co.	15,980,862	1.6
531,412		Mondelez International, Inc.	21,272,422	2.1
290,170		Procter & Gamble Co.	26,672,426	2.6
243,326		Walmart, Inc.	22,665,817	2.3
			86,591,527	8.6
		Energy: 8.7%
301,819		Chevron Corp.	32,834,889	3.2
193,874		ConocoPhillips	12,088,044	1.2
212,478		Occidental Petroleum Corp.	13,041,900	1.3
185,446		Royal Dutch Shell PLC - Class A ADR	10,805,938	1.1
234,652	(1)	Other Securities	19,655,771	1.9
			88,426,542	8.7
		Financials: 21.3%
1,026,478		Bank of America Corp.	25,292,418	2.5
79,779		Chubb Ltd.	10,305,851	1.0
244,784		Discover Financial Services	14,437,360	1.4
355,193		Hartford Financial Services Group, Inc.	15,788,329	1.6
222,052		Intercontinental Exchange, Inc.	16,727,177	1.7
379,388		JPMorgan Chase & Co.	37,035,857	3.7
312,518		Lazard Ltd.	11,535,039	1.1
76,695		Reinsurance Group of America, Inc.	10,754,940	1.1
491,872		US Bancorp	22,478,551	2.2
598,240		Wells Fargo & Co.	27,566,899	2.7
210,691		Other Securities	22,983,196	2.3
			214,905,617	21.3
		Health Care: 14.9%
34,957	(2)	Biogen, Inc.	10,519,261	1.0
221,611		Gilead Sciences, Inc.	13,861,768	1.4
257,332		Johnson & Johnson	33,208,695	3.3
166,076		Medtronic PLC	15,106,273	1.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
150,664		Merck & Co., Inc.	$11,512,236	1.1
848,882		Pfizer, Inc.	37,053,699	3.7
58,761		UnitedHealth Group, Inc.	14,638,540	1.5
137,576		Zimmer Biomet Holdings, Inc.	14,269,383	1.4
			150,169,855	14.9
		Industrials: 6.5%
79,494		Deere & Co.	11,858,120	1.2
219,342		Emerson Electric Co.	13,105,684	1.3
111,203		Honeywell International, Inc.	14,692,140	1.4
57,103		Roper Technologies, Inc.	15,219,092	1.5
78,323		Union Pacific Corp.	10,826,588	1.1
1	(1)	Other Securities	21	0.0
			65,701,645	6.5
		Information Technology: 9.3%
62,876		Broadcom, Inc.	15,988,109	1.6
629,777		Cisco Systems, Inc.	27,288,238	2.7
159,835		Citrix Systems, Inc.	16,376,694	1.6
151,130		Microsoft Corp.	15,350,274	1.5
89,741		Motorola Solutions, Inc.	10,323,805	1.0
149,272		Other Securities	8,907,060	0.9
			94,234,180	9.3
		Materials: 4.0%
168,553		Air Products & Chemicals, Inc.	26,976,908	2.7
280,436	(3)	BHP Group Ltd. ADR	13,542,254	1.3
			40,519,162	4.0
		Real Estate: 4.7%
129,453		Camden Property Trust	11,398,337	1.1
150,704		Crown Castle International Corp.	16,370,975	1.6
113,367		Mid-America Apartment Communities, Inc.	10,849,222	1.1
240,332		Other Securities	9,298,445	0.9
			47,916,979	4.7
		Utilities: 6.8%
184,188		Ameren Corp.	12,014,583	1.2
289,449		American Electric Power Co., Inc.	21,633,418	2.1
139,434		Entergy Corp.	12,001,084	1.2
133,442		NextEra Energy, Inc.	23,194,889	2.3
440,822	(1)(4)	Other Securities	—	—
			68,843,974	6.8
		Total Common Stock (Cost $993,050,062)	980,912,359	97.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
		Financial: —%
1,216,000	(4)(5)	Other Securities	$—	—
		Total Corporate Bonds/Notes (Cost $787,908)	—	—
OTHER(6): —%
		Communications: —%
32,517	(7)(8)	Tribune Co. (Escrow), 0.000%, 08/14/2049	—	—
		Energy: —%
1,685,000	(7)(8)	Samson Investment Co. (Escrow), 0.000%, 02/15/2020	—	—
		Total Other (Cost $—)	—	—
		Total Long-Term Investments (Cost $993,837,970)	980,912,359	97.0
SHORT-TERM INVESTMENTS: 4.0%
		Securities Lending Collateral(9): 1.4%
3,237,811		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,238,405, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,302,567, due 01/25/19-10/20/68)	3,237,811	0.3
3,237,811		Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $3,238,352, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $3,302,567, due 01/25/19-02/01/49)	3,237,811	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(9) (continued)
678,732	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $678,841, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $692,307, due 02/29/24-09/09/49)	$678,732	0.1
3,237,811	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $3,238,343, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $3,302,567, due 01/03/19-11/20/68)	3,237,811	0.3
3,237,811	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,238,347, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,302,567, due 10/01/25-10/20/48)	3,237,811	0.4
		13,629,976	1.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.6%
26,719,000	(10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $26,719,000)	26,719,000	2.6
		Total Short-Term Investments (Cost $40,348,976)	40,348,976	4.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2018 (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $1,034,186,946)	$1,021,261,335	101.0
Liabilities in Excess of Other Assets	(10,439,659)	(1.0)
Net Assets	$1,010,821,676	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains Level 3 securities.

(5)
The grouping contains securities in default.

(6)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$77,260,072	$—	$—	$77,260,072
Consumer Discretionary	46,342,806	—	—	46,342,806
Consumer Staples	86,591,527	—	—	86,591,527
Energy	88,426,542	—	—	88,426,542
Financials	214,905,617	—	—	214,905,617
Health Care	150,169,855	—	—	150,169,855
Industrials	65,701,645	—	—	65,701,645
Information Technology	94,234,180	—	—	94,234,180
Materials	40,519,162	—	—	40,519,162
Real Estate	47,916,979	—	—	47,916,979
Utilities	68,843,974	—	—	68,843,974
Total Common Stock	980,912,359	—	—	980,912,359
Corporate Bonds/Notes	—	—	—	—
Other	—	—	—	—
Short-Term Investments	26,719,000	13,629,976	—	40,348,976
Total Investments, at fair value	$1,007,631,359	$13,629,976	$—	$1,021,261,335

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, Voya Large Cap Value Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Samson Investment Co. (Escrow)	6/28/2017	$—	$—
Tribune Co. (Escrow)	8/16/2015	—	—
		$—	$—

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,035,978,233.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$53,821,404
Gross Unrealized Depreciation	(68,534,960)
Net Unrealized Depreciation	$(14,713,556)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 47.0%
		Basic Materials: 1.0%
600,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$600,455	0.2
531,000		DowDuPont, Inc., 3.817%, (US0003M + 1.110%), 11/15/2023	522,274	0.2
1,830,000		Other Securities	1,816,235	0.6
			2,938,964	1.0
		Communications: 2.3%
345,000		AT&T, Inc., 2.300%, 03/11/2019	344,402	0.1
1,560,000		AT&T, Inc., 2.800%, 02/17/2021	1,540,530	0.6
680,000	(1)	Sky Ltd., 2.625%, 09/16/2019	674,993	0.2
185,000	(1)	Sky Ltd., 3.125%, 11/26/2022	182,686	0.1
3,935,000		Other Securities	3,877,141	1.3
			6,619,752	2.3
		Consumer, Cyclical: 3.0%
445,000	(1)	BMW US Capital LLC, 1.450%, 09/13/2019	440,597	0.2
400,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	398,456	0.1
540,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	534,153	0.2
1,210,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	1,150,415	0.4
530,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	515,055	0.2
1,426,000		Walmart, Inc., 2.850%-3.125%, 06/23/2020-06/23/2021	1,432,131	0.5
4,235,039		Other Securities	4,239,869	1.4
			8,710,676	3.0
		Consumer, Non-cyclical: 8.2%
1,030,000		Anthem, Inc., 2.500%, 11/21/2020	1,016,113	0.4
520,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	511,035	0.2
990,000		Becton Dickinson and Co., 2.404%, 06/05/2020	975,246	0.3
970,000		Cardinal Health, Inc., 2.616%, 06/15/2022	935,151	0.3
1,970,000		CVS Health Corp., 3.350%, 03/09/2021	1,964,444	0.7
850,000	(1)	Danone SA, 1.691%, 10/30/2019	838,487	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
765,000	(1)	Cigna Corp., 3.200%, 09/17/2020	$762,033	0.3
560,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	551,753	0.2
715,000	(1)	Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	714,296	0.2
330,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	334,707	0.1
15,035,000	(2)	Other Securities	14,860,858	5.2
			23,464,123	8.2
		Energy: 3.4%
210,000	(1)	BG Energy Capital PLC, 4.000%, 10/15/2021	213,017	0.1
1,079,000		BP Capital Markets PLC, 2.315%, 02/13/2020	1,069,827	0.4
495,000		BP Capital Markets PLC, 2.521%, 01/15/2020	493,461	0.1
1,320,000		Enterprise Products Operating LLC, 2.800%-5.200%, 09/01/2020-04/15/2021	1,321,371	0.5
880,000		Energy Transfer Partners L.P./Regency Energy Finance Corp., 5.875%, 03/01/2022	916,186	0.3
470,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	459,334	0.2
5,363,000	(2)	Other Securities	5,316,561	1.8
			9,789,757	3.4
		Financial: 19.5%
340,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	336,001	0.1
390,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	390,189	0.2
1,000,000		American International Group, Inc., 3.300%, 03/01/2021	997,090	0.3
1,000,000		American Express Co., 3.375%, 05/17/2021	1,002,101	0.3
420,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	412,966	0.1
620,000	(1)	Athene Global Funding, 2.750%, 04/20/2020	614,324	0.2
1,426,000		Bank of America Corp., 2.151%, 11/09/2020	1,400,521	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
916,000	(3)	Bank of America Corp., 3.004%, 12/20/2023	$889,797	0.3
450,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	441,771	0.2
650,000	(1)	BNZ International Funding Ltd./London, 2.350%, 03/04/2019	649,286	0.2
250,000	(1)	BPCE SA, 2.750%, 01/11/2023	239,938	0.1
1,270,000		Canadian Imperial Bank of Commerce, 2.700%-3.500%, 02/02/2021-09/13/2023	1,264,191	0.4
1,000,000		Citibank NA, 3.400%, 07/23/2021	1,001,585	0.4
592,000		Citigroup, Inc., 2.500%, 07/29/2019	590,068	0.2
460,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	455,966	0.2
720,000		Credit Suisse AG, 5.300%, 08/13/2019	729,143	0.3
950,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	940,955	0.3
425,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	415,419	0.1
260,000	(1)(4)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	255,210	0.1
1,935,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	1,923,181	0.7
445,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	450,276	0.2
1,310,000		HSBC Holdings PLC, 3.400%, 03/08/2021	1,306,530	0.4
240,000	(3)	HSBC Holdings PLC, 3.950%, 05/18/2024	238,832	0.1
134,000		HSBC USA, Inc., 5.000%, 09/27/2020	136,852	0.0
900,000	(1)	ING Bank NV, 2.700%, 08/17/2020	891,124	0.3
1,540,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	1,518,695	0.5
470,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	466,288	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,040,000		JPMorgan Chase & Co., 1.850%-3.200%, 03/22/2019-01/25/2023	$1,033,902	0.3
465,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	482,366	0.2
705,000	(1)	Metropolitan Life Global Funding I, 1.550%, 09/13/2019	698,015	0.2
320,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	314,022	0.1
860,000		Morgan Stanley, 2.750%, 05/19/2022	837,037	0.3
1,566,000		Morgan Stanley, 5.500%, 07/28/2021	1,640,873	0.6
1,210,000		National Australia Bank Ltd./New York, 2.250%-3.700%, 01/10/2020-11/04/2021	1,209,098	0.4
330,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	326,662	0.1
345,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	351,077	0.1
540,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	530,402	0.2
225,000		Royal Bank of Canada, 3.068%, (US0003M + 0.660%), 10/05/2023	221,589	0.1
1,386,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	1,415,245	0.5
626,000	(1)	Scentre Group Trust 1/Scentre Group Trust 2, 2.375%, 11/05/2019	620,057	0.2
610,000	(1)	Standard Chartered PLC, 2.100%, 08/19/2019	604,745	0.2
730,000		Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	724,658	0.3
594,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	587,912	0.2
1,308,000	(3)	SunTrust Bank/Atlanta GA, 2.250%-3.502%, 01/31/2020-08/02/2022	1,296,396	0.5
525,000	(1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	514,426	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,260,000		Toronto-Dominion Bank/The, 2.125%-3.250%, 07/02/2019-06/11/2021	$1,259,093	0.4
1,063,000	(1)	UBS AG/London, 2.200%, 06/08/2020	1,046,569	0.4
860,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	850,966	0.3
340,000		US Bank NA/Cincinnati OH, 2.936%, (US0003M + 0.290%), 05/21/2021	338,874	0.1
438,000	(1)	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.700%, 09/17/2019	436,113	0.2
1,404,000		Wells Fargo & Co., 2.100%, 07/26/2021	1,360,613	0.5
1,330,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	1,318,139	0.4
880,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	885,520	0.3
15,332,000		Other Securities	15,266,291	5.3
			56,128,959	19.5
		Industrial: 1.7%
523,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	514,628	0.2
300,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	296,747	0.1
410,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	412,087	0.1
950,000		United Parcel Service, Inc., 2.050%, 04/01/2021	933,671	0.3
2,769,000		Other Securities	2,745,104	1.0
			4,902,237	1.7
		Technology: 3.7%
1,221,000		Apple, Inc., 1.900%, 02/07/2020	1,210,452	0.4
1,230,000		Applied Materials, Inc., 2.625%, 10/01/2020	1,220,461	0.4
1,280,000	(1)	Dell International LLC/EMC Corp., 4.420%, 06/15/2021	1,279,419	0.5
1,053,000		Intel Corp., 2.450%, 07/29/2020	1,048,337	0.4
1,500,000		Oracle Corp., 2.625%, 02/15/2023	1,464,440	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
4,330,000		Other Securities	$4,294,279	1.5
			10,517,388	3.7
		Utilities: 4.2%
1,125,000		Duke Energy Corp., 1.800%, 09/01/2021	1,077,444	0.4
290,000		Duke Energy Progress LLC, 3.375%, 09/01/2023	291,457	0.1
268,000	(1)	Electricite de France SA, 2.350%, 10/13/2020	264,184	0.1
10,662,000		Other Securities	10,525,333	3.6
			12,158,418	4.2
		Total Corporate Bonds/Notes (Cost $136,581,488)	135,230,274	47.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
256,141	(1)(3)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	252,049	0.1
446,820	(1)(3)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	452,233	0.1
453,327	(1)(3)	Sequoia Mortgage Trust 2014-4 B3, 3.861%, 11/25/2044	456,915	0.2
752,399	(1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	757,949	0.3
1,024,644		Other Securities	1,031,320	0.3
		Total Collateralized Mortgage Obligations (Cost $2,949,402)	2,950,466	1.0
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): 0.0%
		Federal Home Loan Mortgage Corporation: 0.0%
5		3.375%, 07/01/2024	5	0.0
		Federal National Mortgage Association: 0.0%
82,654		Other Securities	88,135	0.0
		Total U.S. Government Agency Obligations (Cost $84,153)	88,140	0.0
FOREIGN GOVERNMENT BONDS: 0.1%
179,000		Other Securities	176,977	0.1
		Total Foreign Government Bonds (Cost $178,474)	176,977	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 26.1%
		U.S. Treasury Notes: 26.1%
37,092,000		1.500%, 10/31/2019	$36,753,536	12.8
19,794,000		2.500%, 12/31/2020	19,791,374	6.9
14,089,000		2.625%, 12/15/2021	14,153,275	4.9
1,759,000		2.625%, 12/31/2023	1,768,255	0.6
2,533,000		2.750%, 09/15/2021	2,550,739	0.9
		Total U.S. Treasury Obligations (Cost $74,851,639)	75,017,179	26.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.2%
6,925,436	(3)(6)	BANK 2017-BNK5 XA, 1.107%, 06/15/2060	433,830	0.2
968,387	(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	969,504	0.3
1,060,000	(1)(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.707%, 04/12/2038	1,085,020	0.4
500,000	(1)	BXMT 2017-FL1 A Ltd., 3.325%, (US0001M + 0.870%), 06/15/2035	494,624	0.2
964,501		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	992,369	0.3
87,219		COMM 2012-LC4 A4, 3.288%, 12/10/2044	87,251	0.0
1,150,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	1,151,476	0.4
221,106		COMM 2014-CR17 A2, 3.012%, 05/10/2047	220,802	0.1
780,000	(1)(3)	DBUBS 2011-LC1A E, 5.698%, 11/10/2046	802,362	0.3
178,441	(1)(3)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.391%, 06/10/2036	178,806	0.1
218,608	(3)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	223,388	0.1
740,493		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	721,359	0.3
237,391		Ginnie Mae 2014-54 AC, 2.874%, 02/16/2049	236,189	0.1
738,497		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	713,217	0.2
163,612	(3)	Ginnie Mae 2015-21 AF, 2.074%, 07/16/2048	157,557	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
389,468		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	$376,935	0.1
453,274		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	431,595	0.1
200,379		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	195,434	0.1
621,088		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	597,162	0.2
250,683		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	241,062	0.1
379,881		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	367,384	0.1
904,468		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	868,606	0.3
877,484		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	836,182	0.3
740,000		GS Mortgage Securities Corp. II 2015-GC30 A2, 2.726%, 05/10/2050	736,446	0.2
760,000	(1)(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.652%, 01/10/2045	793,708	0.3
812,506	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	810,200	0.3
2,710,000	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.406%, 08/15/2046	2,818,518	1.0
910,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	895,685	0.3
445,777		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	444,944	0.1
660,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	664,274	0.2
1,210,000	(1)(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	1,252,311	0.5
1,210,000	(1)	TPG Real Estate Finance 2018-FL-1 D Issuer LTD., 5.155%, (US0001M + 2.700%), 02/15/2035	1,183,786	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
670,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 A2, 2.632%, 05/15/2048	$666,821	0.2
781,750	Other Securities	781,194	0.3
	Total Commercial Mortgage-Backed Securities (Cost $23,964,813)	23,430,001	8.2
ASSET-BACKED SECURITIES: 16.9%
	Automobile Asset-Backed Securities: 5.5%
750,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	739,129	0.2
750,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	739,991	0.3
650,000	Carmax Auto Owner Trust 2018-4 A4, 3.480%, 02/15/2024	663,384	0.2
300,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	298,366	0.1
650,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	647,976	0.2
400,000	GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	401,616	0.2
950,000	GM Financial Consumer Automobile Receivables Trust 2018-3 A4, 3.160%, 01/16/2024	960,958	0.3
550,000	GM Financial Consumer Automobile Receivables Trust 2018-4 A4, 3.320%, 06/17/2024	555,524	0.2
400,000	Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/2023	393,242	0.2
950,000	Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	931,376	0.3
650,000	Nissan Auto Receivables 2017-C A4 Owner Trust, 2.280%, 02/15/2024	637,337	0.2
500,000	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	506,484	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
550,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	$548,638	0.2
1,450,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	1,436,231	0.5
650,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	643,461	0.2
1,200,000	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	1,203,329	0.4
650,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	637,245	0.2
750,000		Toyota Auto Receivables 2018-C A4 Owner Trust, 3.130%, 02/15/2024	755,599	0.3
3,150,000		Other Securities	3,167,769	1.1
			15,867,655	5.5
		Credit Card Asset-Backed Securities: 1.8%
650,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	644,049	0.2
900,000		American Express Credit Account Master Trust 2018-4 A, 2.990%, 12/15/2023	902,708	0.3
1,550,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	1,550,578	0.6
2,000,000		Other Securities	2,013,001	0.7
			5,110,336	1.8
		Home Equity Asset-Backed Securities: 0.0%
7,995		Other Securities	7,980	0.0
		Other Asset-Backed Securities: 9.1%
840,000	(1)	Apidos Clo XXV 2016-25A A1R, 3.759%, (US0003M + 1.170%), 10/20/2031	827,017	0.3
700,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.666%, (US0003M + 1.230%), 01/15/2030	682,416	0.2
250,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.795%, (US0003M + 1.350%), 07/18/2029	246,143	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.819%, (US0003M + 1.350%), 07/20/2030	$244,972	0.1
580,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.686%, (US0003M + 1.250%), 07/15/2029	575,599	0.2
1,650,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.926%, (US0003M + 1.490%), 01/15/2029	1,650,005	0.6
250,000	(1)	Carbone CLO Ltd 2017-1A A1, 3.609%, (US0003M + 1.140%), 01/20/2031	246,883	0.1
500,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.666%, (US0003M + 1.050%), 05/15/2031	489,607	0.2
1,210,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.769%, (US0003M + 1.300%), 04/20/2031	1,200,678	0.4
620,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.699%, (US0003M + 1.250%), 10/17/2030	611,218	0.2
750,000	(1)	CIFC Funding 2013-2A A1LR, 3.655%, (US0003M + 1.210%), 10/18/2030	739,618	0.3
600,000	(1)	CIFC Funding 2017-4 A1, 3.737%, (US0003M + 1.250%), 10/24/2030	592,801	0.2
600,000	(1)	CIFC Funding 2018-4A A1 Ltd., 3.577%, (US0003M + 1.150%), 10/17/2031	591,691	0.2
600,000	(1)	Clear Creek CLO Ltd. 2015-1A AR, 3.669%, (US0003M + 1.200%), 10/20/2030	595,667	0.2
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.649%, (US0003M + 1.180%), 10/20/2030	248,197	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
680,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.646%, (US0003M + 1.210%), 10/15/2030	$672,184	0.2
480,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.866%, (US0003M + 1.430%), 10/15/2028	479,999	0.2
250,000	(1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.456%, (US0003M + 1.020%), 04/15/2031	244,578	0.1
1,120,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.786%, (US0003M + 1.350%), 04/15/2028	1,103,272	0.4
480,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.816%, (US0003M + 1.200%), 08/15/2030	474,470	0.1
300,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.719%, (US0003M + 1.250%), 01/20/2030	292,687	0.1
750,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.707%, (US0003M + 1.220%), 07/24/2030	744,769	0.2
500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.636%, (US0003M + 1.200%), 10/15/2030	492,785	0.2
300,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.619%, (US0003M + 1.150%), 11/28/2030	297,732	0.1
463,746	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	461,504	0.2
600,000	(1)	LCM 26A A2 Ltd., 3.719%, (US0003M + 1.250%), 01/20/2031	585,542	0.2
950,000	(1)	LCM XXIII Ltd. 23A A1, 3.869%, (US0003M + 1.400%), 10/20/2029	948,014	0.3
520,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.789%, (US0003M + 1.320%), 03/17/2030	515,833	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
400,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 3.659%, (US0003M + 1.190%), 01/20/2031	$393,775	0.1
500,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.786%, (US0003M + 1.350%), 07/15/2029	489,964	0.2
500,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.811%, (US0003M + 1.375%), 07/15/2029	490,571	0.2
400,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.800%, (US0003M + 1.350%), 07/19/2030	391,946	0.1
750,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.026%, (US0003M + 1.410%), 08/15/2029	749,980	0.3
500,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.649%, (US0003M + 1.200%), 10/17/2031	493,983	0.2
700,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.739%, (US0003M + 1.270%), 07/20/2030	692,756	0.2
275,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.819%, (US0003M + 1.350%), 07/20/2030	269,557	0.1
500,000	(1)	TCI-Symphony CLO 2017-1A A Ltd., 3.666%, (US0003M + 1.230%), 07/15/2030	493,785	0.2
400,000	(1)	TCI-Flatiron Clo 2017-1A A Ltd., 3.840%, (US0003M + 1.200%), 11/17/2030	397,094	0.1
600,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.675%, (US0003M + 1.230%), 10/18/2030	592,189	0.2
570,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.699%, (US0003M + 1.230%), 07/20/2030	566,347	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
600,000	(1)	THL Credit Wind River 2018-2 A A2Clo Ltd., 3.561%, (US0003M + 1.450%), 07/15/2030	$590,628	0.2
800,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	809,430	0.3
250,000	(1)	Venture 34 CLO Ltd. 2018-34A A, 3.720%, (US0003M + 1.230%), 10/15/2031	246,259	0.1
450,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	444,734	0.2
1,000,000		Other Securities	996,970	0.3
			25,965,849	9.1
		Student Loan Asset-Backed Securities: 0.5%
700,000	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	683,407	0.2
800,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.055%, (US0001M + 1.600%), 10/15/2031	826,209	0.3
			1,509,616	0.5
		Total Asset-Backed Securities (Cost $48,753,025)	48,461,436	16.9
		Total Long-Term Investments (Cost $287,362,994)	285,354,473	99.3
SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateral(7): 0.2%
777,675		Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $777,802, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $793,359, due 11/15/23-05/15/58) (Cost $777,675)	777,675	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 2.5%
7,127,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $7,127,000)	$7,127,000	2.5
		Total Short-Term Investments (Cost $7,904,675)	7,904,675	2.7
		Total Investments in Securities (Cost $295,267,669)	$293,259,148	102.0
		Liabilities in Excess of Other Assets	(5,710,736)	(2.0)
		Net Assets	$287,548,412	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(4)
Security, or a portion of the security, is on loan.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
H15T1Y
U.S. Treasury 1-Year Constant Maturity

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$135,230,274	$—	$135,230,274
Collateralized Mortgage Obligations	—	2,950,466	—	2,950,466
U.S. Treasury Obligations	—	75,017,179	—	75,017,179
U.S. Government Agency Obligations	—	88,140	—	88,140
Asset-Backed Securities	—	48,461,436	—	48,461,436
Commercial Mortgage-Backed Securities	—	23,430,001	—	23,430,001
Foreign Government Bonds	—	176,977	—	176,977
Short-Term Investments	7,127,000	777,675	—	7,904,675
Total Investments, at fair value	$7,127,000	$286,132,148	$—	$293,259,148
Other Financial Instruments+
Futures	410,701	—	—	410,701
Total Assets	$7,537,701	$286,132,148	$—	$293,669,849
Liabilities Table
Other Financial Instruments+
Futures	$(209,330)	$—	$—	$(209,330)
Total Liabilities	$(209,330)	$—	$—	$(209,330)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2018 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	286	03/29/19	$60,721,375	$410,701
			$60,721,375	$410,701
Short Contracts
U.S. Treasury 5-Year Note	(115)	03/29/19	(13,189,062)	(209,330)
			$(13,189,062)	$(209,330)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$410,701
Total Asset Derivatives		$410,701
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$209,330
Total Liability Derivatives		$209,330

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(516,619)
Total	$(516,619)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$314,404
Total	$314,404

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $295,488,987.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$626,304
Gross Unrealized Depreciation	(2,654,771)
Net Unrealized Depreciation	$(2,028,467)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 10.0%
66,183	(1)	Alphabet, Inc. - Class A	$69,158,588	1.5
68,106	(1)	Alphabet, Inc. - Class C	70,531,255	1.5
1,611,116		AT&T, Inc.	45,981,251	1.0
1,005,024		Comcast Corp. – Class A	34,221,067	0.7
531,829	(1)	Facebook, Inc. - Class A	69,717,464	1.5
96,535	(1)	Netflix, Inc.	25,838,558	0.5
914,696		Verizon Communications, Inc.	51,424,209	1.1
329,544		Walt Disney Co.	36,134,499	0.8
1,600,439	(2)	Other Securities	68,191,134	1.4
			471,198,025	10.0
		Consumer Discretionary: 9.9%
90,923	(1)	Amazon.com, Inc.	136,563,618	2.9
250,041		Home Depot, Inc.	42,962,045	0.9
170,655		McDonald’s Corp.	30,303,209	0.7
281,816		Nike, Inc.	20,893,838	0.5
4,593,765	(2)(3)	Other Securities	232,020,118	4.9
			462,742,828	9.9
		Consumer Staples: 7.3%
415,960		Altria Group, Inc.	20,544,264	0.4
848,030		Coca-Cola Co.	40,154,220	0.9
312,476		PepsiCo, Inc.	34,522,348	0.7
344,122		Philip Morris International, Inc.	22,973,585	0.5
551,518		Procter & Gamble Co.	50,695,535	1.1
315,134		Walmart, Inc.	29,354,732	0.6
2,423,632	(2)(3)	Other Securities	146,651,592	3.1
			344,896,276	7.3
		Energy: 5.3%
422,984		Chevron Corp.	46,016,429	1.0
937,229		Exxon Mobil Corp.	63,909,646	1.4
3,444,730	(2)	Other Securities	137,500,596	2.9
			247,426,671	5.3
		Financials: 13.3%
2,020,471		Bank of America Corp.	49,784,405	1.1
430,647	(1)	Berkshire Hathaway, Inc. – Class B	87,929,504	1.9
540,611		Citigroup, Inc.	28,144,209	0.6
736,140		JPMorgan Chase & Co.	71,861,987	1.5
937,830		Wells Fargo & Co.	43,215,206	0.9
5,804,338	(2)(3)	Other Securities	341,708,740	7.3
			622,644,051	13.3
		Health Care: 15.4%
388,796		Abbott Laboratories	28,121,615	0.6
332,985		AbbVie, Inc.	30,697,887	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
141,060		Amgen, Inc.	$27,460,150	0.6
208,705		Eli Lilly & Co.	24,151,342	0.5
593,704		Johnson & Johnson	76,617,501	1.6
297,307		Medtronic PLC	27,043,045	0.6
575,640		Merck & Co., Inc.	43,984,652	0.9
1,279,612		Pfizer, Inc.	55,855,064	1.2
212,964		UnitedHealth Group, Inc.	53,053,592	1.1
3,578,152	(2)	Other Securities	356,576,083	7.6
			723,560,931	15.4
		Industrials: 9.1%
128,900		3M Co.	24,560,606	0.5
116,912		Boeing Co.	37,704,120	0.8
163,876		Honeywell International, Inc.	21,651,297	0.5
163,102		Union Pacific Corp.	22,545,590	0.5
5,574,721	(2)	Other Securities	321,804,138	6.8
			428,265,751	9.1
		Information Technology: 19.9%
108,057	(1)	Adobe, Inc.	24,446,816	0.5
997,955		Apple, Inc.	157,417,422	3.3
91,524		Broadcom, Inc.	23,272,723	0.5
995,262		Cisco Systems, Inc.	43,124,702	0.9
1,010,324		Intel Corp.	47,414,505	1.0
201,178		International Business Machines Corp.	22,867,903	0.5
201,141		Mastercard, Inc. - Class A	37,945,250	0.8
1,710,934		Microsoft Corp.	173,779,566	3.7
564,075		Oracle Corp.	25,467,986	0.5
260,851	(1)	PayPal Holdings, Inc.	21,934,961	0.5
169,347	(1)	Salesforce.com, Inc.	23,195,459	0.5
388,997		Visa, Inc. - Class A	51,324,264	1.1
4,532,581	(2)(3)	Other Securities	284,357,507	6.1
			936,549,064	19.9
		Materials: 2.7%
507,872		DowDuPont, Inc.	27,160,995	0.6
1,480,807	(2)(3)	Other Securities	100,113,336	2.1
			127,274,331	2.7
		Real Estate: 2.9%
1,956,185	(2)	Other Securities	137,895,851	2.9
		Utilities: 3.3%
2,715,046	(2)	Other Securities	155,387,755	3.3
		Total Common Stock (Cost $3,177,587,572)	4,657,841,534	99.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(4): 0.2%
505,997	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $506,079, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $516,202, due 01/08/19-09/09/49)	$505,997	0.0
2,413,462	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,413,905, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,461,731, due 01/25/19-10/20/68)	2,413,462	0.0
2,413,462	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,413,865, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,461,731, due 01/25/19-02/01/49)	2,413,462	0.0
2,413,462	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $2,413,859, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,461,731, due 01/03/19-11/20/68)	2,413,462	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
2,413,462	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,413,861, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,461,731, due 10/01/25-10/20/48)	$2,413,462	0.1
		10,159,845	0.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.9%
41,853,000	(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $41,853,000)	41,853,000	0.9
		Total Short-Term Investments (Cost $52,012,845)	52,012,845	1.1
		Total Investments in Securities (Cost $3,229,600,417)	$4,709,854,379	100.2
		Liabilities in Excess of Other Assets	(10,519,607)	(0.2)
		Net Assets	$4,699,334,772	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$4,657,841,534	$—	$—	$4,657,841,534
Short-Term Investments	41,853,000	10,159,845	—	52,012,845
Total Investments, at fair value	$4,699,694,534	$10,159,845	$—	$4,709,854,379
Liabilities Table
Other Financial Instruments+
Futures	$(2,548,948)	$—	$—	$(2,548,948)
Total Liabilities	$(2,548,948)	$—	$—	$(2,548,948)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	425	03/15/19	$53,235,500	$(2,548,948)
			$53,235,500	$(2,548,948)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$2,548,948
		$2,548,948

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$338,170
Total	$338,170

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,809,598)
Total	$(2,809,598)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,246,580,559.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,675,856,162
Gross Unrealized Depreciation	(215,131,290)
Net Unrealized Appreciation	$1,460,724,872

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Diversified REITs: 5.5%
79,928		Liberty Property Trust	$3,347,385	1.0
352,465		Store Capital Corp.	9,978,284	3.1
610,865		Vereit, Inc.	4,367,685	1.4
			17,693,354	5.5
		Health Care REITs: 11.1%
328,860		HCP, Inc.	9,185,060	2.8
427,755		Healthcare Trust of America, Inc.	10,826,479	3.4
225,060		Welltower, Inc.	15,621,414	4.9
			35,632,953	11.1
		Hotel & Resort REITs: 5.6%
309,013		DiamondRock Hospitality Co.	2,805,838	0.9
211,638		MGM Growth Properties LLC	5,589,359	1.7
166,439	(1)	Pebblebrook Hotel Trust	4,711,888	1.5
72,078		Ryman Hospitality Properties	4,806,882	1.5
			17,913,967	5.6
		Hotels, Resorts & Cruise Lines: 1.0%
45,821		Hilton Worldwide Holdings, Inc.	3,289,948	1.0
		Industrial REITs: 7.9%
272,385		Duke Realty Corp.	7,054,772	2.2
311,888		ProLogis, Inc.	18,314,063	5.7
			25,368,835	7.9
		Office REITs: 13.9%
70,546		Alexandria Real Estate Equities, Inc.	8,129,721	2.5
250,459		Columbia Property Trust, Inc.	4,846,382	1.5
191,226		Cousins Properties, Inc.	1,510,685	0.5
189,277		Douglas Emmett, Inc.	6,460,024	2.0
324,064		Hudson Pacific Properties, Inc.	9,417,300	2.9
69,765		JBG Smith Properties	2,428,520	0.8
192,259		Piedmont Office Realty Trust, Inc.	3,276,093	1.0
145,137		Tier REIT, Inc.	2,994,176	0.9
91,484		Vornado Realty Trust	5,674,753	1.8
			44,737,654	13.9
		Residential REITs: 19.3%
152,773		American Campus Communities, Inc.	6,323,275	2.0
84,121		AvalonBay Communities, Inc.	14,641,260	4.5
246,392		Equity Residential	16,264,336	5.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs (continued)
339,567	Invitation Homes, Inc.	$6,818,505	2.1
63,306	Mid-America Apartment Communities, Inc.	6,058,384	1.9
61,672	NexPoint Residential Trust, Inc.	2,161,604	0.7
95,948	Sun Communities, Inc.	9,758,871	3.0
		62,026,235	19.3
	Retail REITs: 14.2%
552,664	Brixmor Property Group, Inc.	8,118,634	2.5
174,860	Regency Centers Corp.	10,260,785	3.2
127,610	Simon Property Group, Inc.	21,437,204	6.7
130,438	Taubman Centers, Inc.	5,933,624	1.8
		45,750,247	14.2
	Specialized REITs: 20.7%
105,200	CoreCivic, Inc.	1,875,716	0.6
14,948	Crown Castle International Corp.	1,623,801	0.5
374,227	CubeSmart	10,736,573	3.3
162,921	CyrusOne, Inc.	8,615,262	2.7
50,382	Equinix, Inc.	17,762,678	5.5
137,417	Extra Space Storage, Inc.	12,433,490	3.8
122,970	Four Corners Property Trust, Inc.	3,221,814	1.0
42,210	QTS Realty Trust, Inc.	1,563,881	0.5
474,345	VICI Properties, Inc.	8,908,199	2.8
		66,741,414	20.7
	Total Common Stock (Cost $334,303,028)	319,154,607	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateral(2): 1.1%
475,353	BNP Paribas S.A., Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $475,431, collateralized by various U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $484,860, due 02/01/20-11/01/48)	475,353	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(2) (continued)
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	$1,000,000	0.3
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,000,164, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 01/03/19-11/20/68)	1,000,000	0.3
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	1,000,000	0.3
		3,475,353	1.1
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.6%
1,860,416	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $1,860,416)	$1,860,416	0.6
		Total Short-Term Investments (Cost $5,335,769)	5,335,769	1.7
		Total Investments in Securities (Cost $339,638,797)	$324,490,376	100.9
		Liabilities in Excess of Other Assets	(3,032,657)	(0.9)
		Net Assets	$321,457,719	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Represents securities purchased with cash collateral received for securities on loan.

(3)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$319,154,607	$—	$—	$319,154,607
Short-Term Investments	1,860,416	3,475,353	—	5,335,769
Total Investments, at fair value	$321,015,023	$3,475,353	$—	$324,490,376

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $344,282,525.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$6,381,081
Gross Unrealized Depreciation	(26,173,230)
Net Unrealized Depreciation	$(19,792,149)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 38.4%
		Basic Materials: 1.4%
2,000,000		DowDuPont, Inc., 4.493%, 11/15/2025	$2,063,049	0.6
2,200,000	(1)	FMG Resources August 2006 Pty Ltd., 5.125%, 05/15/2024	2,032,250	0.5
1,200,000	(1)	Syngenta Finance NV, 4.441%, 04/24/2023	1,157,521	0.3
			5,252,820	1.4
		Communications: 7.3%
3,150,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/2023	3,079,125	0.8
1,000,000	(1)	CommScope, Inc., 5.500%, 06/15/2024	918,750	0.2
4,109,000		DISH DBS Corp., 5.000%-5.875%, 03/15/2023-11/15/2024	3,375,651	0.9
2,400,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	2,415,000	0.7
2,500,000		Sprint Communications, Inc., 6.000%, 11/15/2022	2,459,575	0.7
4,700,000		Sprint Corp., 7.875%, 09/15/2023	4,835,125	1.3
1,000,000		Sprint Corp., 7.125%-7.625%, 06/15/2024-03/01/2026	991,780	0.3
1,000,000	(1)	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 5.152%, 09/20/2029	985,000	0.3
4,000,000	(1)	Univision Communications, Inc., 5.125%, 05/15/2023	3,600,000	1.0
4,500,000	(2)	Other Securities	4,185,000	1.1
			26,845,006	7.3
		Consumer, Cyclical: 1.9%
1,000,000	(1)	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/2023	917,500	0.3
1,000,000	(1)	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/2025	890,000	0.2
500,000	(1)(3)	Tesla, Inc., 5.300%, 08/15/2025	436,250	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,500,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	$2,203,125	0.6
2,900,000		Other Securities	2,541,846	0.7
			6,988,721	1.9
		Consumer, Non-cyclical: 12.2%
1,000,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	936,250	0.3
2,400,000	(1)	Bausch Health Cos, Inc., 5.875%, 05/15/2023	2,229,000	0.6
1,300,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,137,500	0.3
600,000	(1)	Bausch Health Cos, Inc., 6.500%, 03/15/2022	605,448	0.2
900,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	911,250	0.2
1,250,000	(1)	Bayer US Finance II LLC, 4.250%, 12/15/2025	1,218,950	0.3
8,000,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	7,300,400	2.0
1,500,000	(1)	Cigna Corp., 3.750%, 07/15/2023	1,496,457	0.4
2,000,000	(1)	Endo Finance LLC / Endo Ltd. / Endo Finco, Inc., 6.000%, 07/15/2023	1,535,000	0.4
2,000,000	(1)	Endo Finance LLC, 5.750%, 01/15/2022	1,675,000	0.5
4,200,000		HCA, Inc., 5.875%-7.500%, 02/15/2022-05/01/2023	4,373,000	1.2
1,000,000	(1)(3)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/2023	765,000	0.2
4,000,000	(1)(3)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 08/01/2022	3,460,000	0.9
1,000,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	915,000	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
500,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	$467,500	0.1
3,425,000	(3)	Tenet Healthcare Corp., 6.750%, 06/15/2023	3,228,062	0.9
4,000,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	4,025,000	1.1
9,000,000		Other Securities	8,491,316	2.3
			44,770,133	12.2
		Energy: 6.3%
3,000,000		HighPoint Operating Corp., 7.000%-8.750%, 10/15/2022-06/15/2025	2,825,000	0.8
3,000,000	(3)	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%-7.625%, 04/15/2021-01/15/2022	2,457,500	0.7
1,000,000	(3)	Chesapeake Energy Corp., 8.000%, 01/15/2025	887,500	0.3
8,800,000	(1)	Chesapeake Energy Corp., 8.000%, 06/15/2027	7,436,000	2.0
1,500,000	(1)	Kinder Morgan, Inc./DE, 5.625%, 11/15/2023	1,588,841	0.4
1,500,000		Weatherford International Ltd. Bermuda, 5.125%, 09/15/2020	1,177,500	0.3
4,339,000	(3)	Weatherford International Ltd., 4.500%, 04/15/2022	2,560,010	0.7
4,600,000	(3)	Weatherford International Ltd., 7.750%-8.250%, 06/15/2021-06/15/2023	3,237,000	0.9
1,000,000	(2)	Other Securities	870,000	0.2
			23,039,351	6.3
		Financial: 6.3%
3,400,000	(4)	Bank of America Corp., 3.419%-6.100%, 12/20/2028-12/31/2199	3,282,575	0.9
1,500,000		Citigroup, Inc., 4.125%, 07/25/2028	1,410,161	0.4
3,700,000	(4)	Citigroup, Inc., 6.300%, 12/31/2199	3,417,875	0.9
4,000,000	(4)	JPMorgan Chase & Co., 5.000%-5.150%, 12/31/2199	3,827,500	1.0
11,700,000		Other Securities	11,252,789	3.1
			23,190,900	6.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 1.2%
1,500,000	(1)	BWAY Holding Co., 5.500%, 04/15/2024	$1,415,625	0.4
1,700,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	1,532,125	0.4
342,000	(1)	XPO Logistics, Inc., 6.500%, 06/15/2022	340,290	0.1
1,250,000		Other Securities	1,242,671	0.3
			4,530,711	1.2
		Technology: 0.6%
1,400,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	1,425,965	0.4
1,000,000	(1)	West Corp., 8.500%, 10/15/2025	795,000	0.2
			2,220,965	0.6
		Utilities: 1.2%
2,500,000		Vistra Energy Corp., 7.375%, 11/01/2022	2,587,500	0.7
2,160,000		Other Securities	2,005,750	0.5
			4,593,250	1.2
		Total Corporate Bonds/Notes (Cost $150,319,082)	141,431,857	38.4
CONVERTIBLE BONDS/NOTES: 1.1%
		Consumer, Non-cyclical: 0.7%
EUR 3,000,000	(1)(3)	Bayer Capital Corp. BV, 5.625%, 11/22/2019	2,635,376	0.7
		Energy: 0.4%
2,325,000	(3)	Weatherford International Ltd., 5.875%, 07/01/2021	1,480,895	0.4
		Total Convertible Bonds/Notes (Cost $5,529,615)	4,116,271	1.1
BANK LOANS: 4.5%
		Electric: 0.3%
981,000		Talen Energy Supply LLC Term Loan B2, 6.345%, (US0003M + 4.000%), 04/13/2024	968,328	0.3
		Electronics/Electrical: 0.2%
793,985		MH Sub I, LLC 2017 1st Lien Term Loan, 6.254%, (US0001M + 3.750%), 09/13/2024	759,815	0.2
		Entertainment: 0.5%
1,791,000		Stars Group Holdings B.V. - TL B 1L, 6.303%, (US0003M + 3.500%), 07/10/2025	1,740,148	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
BANK LOANS: (continued)
		Internet: 0.1%
497,995		Internet Brands TL 2L, 10.038%, (US0003M + 7.750%), 09/15/2025	$465,625	0.1
		Leisure Time: 0.7%
2,493,750		24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 6.022%, (US0001M + 3.500%), 05/30/2025	2,448,551	0.7
		Machinery – Construction & Mining: 0.2%
676,940		Cortes NP Acquisition Corp. - TL B 1L, 6.707%, (US0003M + 4.000%), 11/30/2023	619,400	0.2
		Media: 0.3%
1,485,057	(5)	iHeart Communications, Inc. Term Loan E, 9.802%, (US0003M + 7.500%), 07/30/2019	996,225	0.3
		Pharmaceuticals: 0.2%
994,769		Amneal Pharmaceuticals LLC, 6.063%, (US0003M + 3.500%), 05/04/2025	942,544	0.2
		Retail: 1.1%
4,849,266		Belk, Inc. TL B 1L, 7.365%, (US0003M + 4.750%), 12/12/2022	3,929,118	1.1
		Retailers (Except Food & Drug): 0.3%
1,492,268		PetSmart, Inc., 5.380%, (US0001M + 3.000%), 03/11/2022	1,182,623	0.3
		Software: 0.1%
469,273		Almonde, Inc. - TL B 1L, 6.303%, (US0003M + 3.500%), 06/13/2024	439,005	0.1
		Telecommunications: 0.5%
500,000		Securus Technologies Holdings, Inc. - TL 2L, 10.772%, (US0003M + 8.250%), 11/01/2025	483,750	0.1
138,947		Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 11/01/2024	134,431	0.0
560,000		Securus Technologies Holdings, Inc., 7.022%, (US0003M + 4.500%), 11/01/2024	541,800	0.2
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
873,065	West Corp. - TL 1L, 6.527%, (US0003M + 4.000%), 10/10/2024	$802,674	0.2
		1,962,655	0.5
	Total Bank Loans (Cost $17,843,593)	16,454,037	4.5
U.S. TREASURY OBLIGATIONS: 7.2%
	U.S. Treasury Notes: 7.2%
1,000,000	1.000%, 06/30/2019	992,549	0.3
8,000,000	2.250%, 03/31/2020	7,967,883	2.2
5,000,000	2.500%, 05/31/2020	4,995,876	1.3
5,000,000	2.500%, 06/30/2020	4,996,373	1.3
2,500,000	2.750%, 04/30/2023	2,526,351	0.7
2,500,000	2.750%, 05/31/2023	2,527,694	0.7
2,500,000	2.875%, 05/31/2025	2,544,352	0.7
	Total U.S. Treasury Obligations (Cost $26,464,454)	26,551,078	7.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 36.7%
		Communication Services: 1.9%
95,000		Verizon Communications, Inc.	5,340,900	1.5
40,000		Other Securities	1,580,135	0.4
			6,921,035	1.9
		Consumer Discretionary: 2.0%
50,000		Target Corp.	3,304,500	0.9
268,904		Other Securities	3,859,714	1.1
			7,164,214	2.0
		Consumer Staples: 3.9%
40,000		PepsiCo, Inc.	4,419,200	1.2
40,000		Procter & Gamble Co.	3,676,800	1.0
108,000	(2)	Other Securities	6,210,130	1.7
			14,306,130	3.9
		Energy: 5.1%
25,000		Chevron Corp.	2,719,750	0.7
75,000		Royal Dutch Shell PLC - Class A ADR	4,370,250	1.2
335,500		Other Securities	11,803,135	3.2
			18,893,135	5.1
		Financials: 5.3%
100,000		Bank of America Corp.	2,464,000	0.7
45,000		JPMorgan Chase & Co.	4,392,900	1.2
72,908		Metlife, Inc.	2,993,602	0.8
165,000		Wells Fargo & Co.	7,603,200	2.0
815,000		Other Securities	2,125,366	0.6
			19,579,068	5.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 5.4%
65,000		AstraZeneca PLC	$4,851,988	1.3
39,000		Medtronic PLC	3,547,440	1.0
60,600		Merck & Co., Inc.	4,630,446	1.2
109,300		Pfizer, Inc.	4,770,945	1.3
17,000		Other Securities	2,193,850	0.6
			19,994,669	5.4
		Industrials: 1.3%
55,323	(2)(6)	Other Securities	4,830,889	1.3
		Information Technology: 2.2%
90,442	(2)	Other Securities	8,091,248	2.2
		Materials: 2.6%
60,000		BASF SE	4,179,224	1.1
29,700		DowDuPont, Inc.	1,588,356	0.4
80,000	(3)	Rio Tinto PLC ADR	3,878,400	1.1
			9,645,980	2.6
		Real Estate: 0.6%
130,000		Other Securities	2,167,100	0.6
		Utilities: 6.4%
88,048		Dominion Energy, Inc.	6,291,910	1.7
42,965		Duke Energy Corp.	3,707,880	1.0
52,000		Sempra Energy	5,625,880	1.5
149,000		Southern Co.	6,544,080	1.8
28,000		Other Securities	1,379,560	0.4
			23,549,310	6.4
		Total Common Stock (Cost $124,582,259)	135,142,778	36.7
PREFERRED STOCK: 0.3%
		Financials: 0.3%
50	(6)	Other Securities	1,062,500	0.3
		Total Preferred Stock (Cost $4,100,000)	1,062,500	0.3

Principal Amount†			Value	Percentage of Net Assets
EQUITY-LINKED SECURITIES: 9.5%
		Basic Materials: 0.9%
62,000		UBS AG into DowDuPont, Inc., 6.500%, 08/19/2019	3,389,924	0.9
		Communication Services: 1.0%
650	(1)	Royal Bank of Canada into Alphabet, Inc. - Class A., 6.000%, 08/12/2019	687,525	0.2
90,000		Royal Bank of Canada into Comcast Corp., 7.000%, 10/18/2020	3,014,955	0.8
			3,702,480	1.0
Principal Amount†			Value	Percentage of Net Assets
EQUITY-LINKED SECURITIES: (continued)
		Consumer Discretionary: 1.5%
105,000	(7)	Merrill Lynch International into General Motors Co., 8.000%, 02/04/2019	$3,528,452	1.0
30,000		Wells Fargo Bank, N.A. into Target Corp., 8.000%, 02/05/2019	1,987,380	0.5
			5,515,832	1.5
		Consumer, Cyclical: 0.4%
175,000		Wells Fargo Bank, N.A. into Ford Motor Co., 8.500%, 06/19/2019	1,389,010	0.4
		Energy: 0.5%
65,000	(1)	UBS AG into Halliburton Co., 7.000%, 01/25/2019	1,717,092	0.5
		Industrials: 1.2%
33,000	(7)	Deutsche Bank AG into Union Pacific Corp., 6.500%, 02/01/2019	4,534,348	1.2
		Technology: 4.0%
36,000	(1)	Citigroup Global Markets Holding, Inc. into Texas Instruments, Inc., 7.000%, 06/20/2019	3,450,985	0.9
22,000	(1)	Royal Bank of Canada into Apple, Inc., 6.500%, 06/25/2019	3,501,608	1.0
40,000		UBS AG into Microsoft Corp., 6.500%, 08/16/2019	3,974,852	1.1
75,000		Wells Fargo Bank, N.A. into Intel Corp., 8.000%, 06/26/2019	3,587,828	1.0
			14,515,273	4.0
		Total Equity-Linked Securities (Cost $41,824,283)	34,763,959	9.5
		Total Long-Term Investments (Cost $370,663,286)	359,522,480	97.7
SHORT-TERM INVESTMENTS: 8.2%
		U.S. Government Agency Obligations: 1.4%
5,365,000		Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019 (Cost $5,364,679)	5,365,000	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8): 6.4%
5,560,559	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $5,561,580, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,671,770, due 01/25/19-10/20/68)	$5,560,559	1.5
5,560,559	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $5,561,488, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $5,671,770, due 01/25/19-02/01/49)	5,560,559	1.5
1,165,463	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $1,165,649, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $1,188,773, due 02/29/24-09/09/49)	1,165,463	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8) (continued)
5,560,559	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $5,561,479, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $5,671,770, due 10/01/25-10/20/48)	$5,560,559	1.5
5,560,559	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $5,561,586, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,671,859, due 07/15/20-02/15/47)	5,560,559	1.5
		23,407,699	6.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
1,312,278	(9)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $1,312,278)	1,312,278	0.4
		Total Short-Term Investments (Cost $30,084,656)	30,084,977	8.2
		Total Investments in Securities (Cost $400,747,942)	$389,607,457	105.9
		Liabilities in Excess of Other Assets	(21,653,838)	(5.9)
		Net Assets	$367,953,619	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(5)
Defaulted security

(6)
The grouping contains non-income producing securities.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.

(8)
Represents securities purchased with cash collateral received for securities on loan.

(9)
Rate shown is the 7-day yield as of December 31, 2018.

EUR EU Euro
Reference Rate Abbreviations:
US0001M 1-month LIBOR
US0003M 3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$6,921,035	$—	$—	$6,921,035
Consumer Discretionary	5,055,615	2,108,599	—	7,164,214
Consumer Staples	14,306,130	—	—	14,306,130
Energy	18,893,135	—	—	18,893,135
Financials	18,048,452	1,530,616	—	19,579,068
Health Care	15,142,681	4,851,988	—	19,994,669
Industrials	4,830,889	—	—	4,830,889
Information Technology	8,091,248	—	—	8,091,248
Materials	5,466,756	4,179,224	—	9,645,980
Real Estate	2,167,100	—	—	2,167,100
Utilities	23,549,310	—	—	23,549,310
Total Common Stock	122,472,351	12,670,427	—	135,142,778
Preferred Stock	—	1,062,500	—	1,062,500
Equity-Linked Securities	—	34,763,959	—	34,763,959
Corporate Bonds/Notes	—	141,431,857	—	141,431,857
Convertible Bonds/Notes	—	4,116,271	—	4,116,271
U.S. Treasury Obligations	—	26,551,078	—	26,551,078
Bank Loans	—	16,454,037	—	16,454,037
Short-Term Investments	1,312,278	28,772,699	—	30,084,977
Total Investments, at fair value	$123,784,629	$265,822,828	$—	$389,607,457
Liabilities Table
Other Financial Instruments+
Written Options	$(6,050)	$—	$—	$(6,050)
Total Liabilities	$(6,050)	$—	$—	$(6,050)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the following exchange-traded written options were outstanding for VY® Franklin Income Portfolio:
Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Apple Inc.	Call	04/18/19	210.00	USD 110	1,735,140	$36,079	$(6,050)
						$36,079	$(6,050)
Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$6,050
Total Liability Derivatives		$6,050

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$128,264
Total	$128,264

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$30,029
Total	$30,029

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $400,536,484.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$25,817,458
Gross Unrealized Depreciation	(36,754,157)
Net Unrealized Depreciation	$(10,936,699)

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Communication Services: 2.1%
138,300		Cinemark Holdings, Inc.	$4,951,140	0.7
759,195	(1)(2)	Other Securities	9,174,078	1.4
			14,125,218	2.1
		Consumer Discretionary: 9.3%
158,264		Acushnet Holdings Corp.	3,334,622	0.5
93,531		Brunswick Corp.	4,344,515	0.7
28,400	(3)	Helen of Troy Ltd.	3,725,512	0.6
50,716		LCI Industries	3,387,829	0.5
62,720		Pool Corp.	9,323,328	1.4
2,125,806	(1)(2)	Other Securities	37,270,268	5.6
			61,386,074	9.3
		Consumer Staples: 2.8%
173,185	(3)	BJ’s Wholesale Club Holdings, Inc.	3,837,780	0.6
259,982	(3)	Performance Food Group Co.	8,389,619	1.3
326,915	(2)	Other Securities	6,139,216	0.9
			18,366,615	2.8
		Energy: 2.7%
336,254		Patterson-UTI Energy, Inc.	3,480,229	0.5
1,357,629	(2)	Other Securities	14,349,301	2.2
			17,829,530	2.7
		Financials: 16.7%
117,315		BankUnited, Inc.	3,512,411	0.5
420,800		First BanCorp. Puerto Rico	3,618,880	0.6
258,691		First Horizon National Corp.	3,404,373	0.5
58,658		Iberiabank Corp.	3,770,536	0.6
163,800		TCF Financial Corp.	3,192,462	0.5
87,753		Wintrust Financial Corp.	5,834,697	0.9
3,041,187	(2)	Other Securities	86,583,116	13.1
			109,916,475	16.7
		Health Care: 13.8%
148,814	(3)	Catalent, Inc.	4,640,021	0.7
113,747		Encompass Health Corp.	7,018,190	1.1
18,801	(3)	ICU Medical, Inc.	4,317,274	0.6
43,900	(3)	Integer Holdings Corp.	3,347,814	0.5
47,450	(3)	Medidata Solutions, Inc.	3,199,079	0.5
60,760	(3)	Molina Healthcare, Inc.	7,061,527	1.1
55,300		West Pharmaceutical Services, Inc.	5,421,059	0.8
3,249,394	(1)(2)	Other Securities	56,344,969	8.5
			91,349,933	13.8
		Industrials: 18.7%
70,845		Applied Industrial Technologies, Inc.	3,821,379	0.6
131,080		Brady Corp.	5,696,737	0.9
79,012	(3)	Generac Holdings, Inc.	3,926,896	0.6
87,883		KAR Auction Services, Inc.	4,193,777	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
141,309	(4)	Knight-Swift Transportation Holdings, Inc.	$3,542,617	0.5
38,137		Landstar System, Inc.	3,648,567	0.6
49,018		Lincoln Electric Holdings, Inc.	3,865,069	0.6
41,612	(3)	RBC Bearings, Inc.	5,455,333	0.8
147,409		Toro Co.	8,237,215	1.3
78,743		USG Corp.	3,359,176	0.5
3,430,190	(1)(2)	Other Securities	77,271,664	11.7
			123,018,430	18.7
		Information Technology: 13.0%
34,934		Cabot Microelectronics Corp.	3,330,957	0.5
114,480	(3)	Cornerstone OnDemand, Inc.	5,773,226	0.9
68,700	(3)	Fabrinet	3,524,997	0.5
74,190	(3)	Q2 Holdings, Inc.	3,676,115	0.6
44,000	(3)	Tech Data Corp.	3,599,640	0.6
210,400		Travelport Worldwide Ltd.	3,286,448	0.5
2,572,973	(1)(2)	Other Securities	62,228,960	9.4
			85,420,343	13.0
		Materials: 5.8%
93,029		Aptargroup, Inc.	8,751,238	1.3
134,095	(3)	GCP Applied Technologies, Inc.	3,292,032	0.5
222,147	(3)	PQ Group Holdings, Inc.	3,289,997	0.5
25,714		Quaker Chemical Corp.	4,569,635	0.7
209,081		Valvoline, Inc.	4,045,718	0.6
612,661	(1)(2)	Other Securities	14,561,653	2.2
			38,510,273	5.8
		Real Estate: 8.3%
121,675		CubeSmart	3,490,856	0.5
222,376	(3)	Cushman & Wakefield PLC	3,217,781	0.5
53,072		EastGroup Properties, Inc.	4,868,294	0.7
141,981		National Retail Properties, Inc.	6,887,498	1.1
230,971		RLJ Lodging Trust	3,787,924	0.6
1,923,829	(1)(2)	Other Securities	32,481,039	4.9
			54,733,392	8.3
		Utilities: 3.0%
82,559		NorthWestern Corp.	4,907,307	0.7
171,204		Portland General Electric Co.	7,849,703	1.2
368,544	(1)(2)	Other Securities	7,089,042	1.1
			19,846,052	3.0
		Total Common Stock (Cost $602,935,140)	634,502,335	96.2

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateral(5): 2.2%
3,491,801	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,492,442, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,561,637, due 01/25/19-10/20/68)	$3,491,801	0.5
3,491,801	Citigroup, Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,492,379, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $3,561,637, due 01/25/19-07/15/60)	3,491,801	0.5
646,348	Natwest Markets PLC, Repurchase Agreement dated 12/31/18, 2.90%, due 01/02/19 (Repurchase Amount $646,451, collateralized by various U.S. Government Securities, 0.125%-2.750%, Market Value plus accrued interest $659,275, due 07/15/22-09/09/49)	646,348	0.1
3,491,801	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,492,379, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,561,637, due 10/01/25-10/20/48)	3,491,801	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
3,577,568	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $3,578,229, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,649,176, due 07/15/20-02/15/47)	$3,577,568	0.6
		14,699,319	2.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.2%
20,832,950	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $20,832,950)	20,832,950	3.2
		Total Short-Term Investments (Cost $35,532,269)	35,532,269	5.4
		Total Investments in Securities (Cost $638,467,409)	$670,034,604	101.6
		Liabilities in Excess of Other Assets	(10,647,661)	(1.6)
		Net Assets	$659,386,943	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$634,502,335	$—	$—	$634,502,335
Short-Term Investments	20,832,950	14,699,319	—	35,532,269
Total Investments, at fair value	$655,335,285	$14,699,319	$—	$670,034,604
Liabilities Table
Other Financial Instruments+
Futures	$(387,965)	$—	$—	$(387,965)
Total Liabilities	$(387,965)	$—	$—	$(387,965)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
E-mini Russell 2000® Index	116	03/15/19	$7,824,200	$(387,965)
			$7,824,200	$(387,965)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Asset — Unrealized depreciation*	$387,965
		$387,965

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,779,753)
Total	$(1,779,753)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(357,495)
Total	$(357,495)

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $640,225,788.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$107,395,040
Gross Unrealized Depreciation	(77,974,189)
Net Unrealized Appreciation	$29,420,851

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Canada: 2.7%
95,893		Wheaton Precious Metals Corp.	$1,871,923	1.4
149,450	(1)	Other Securities	1,705,985	1.3
			3,577,908	2.7
		China: 6.7%
10,340	(2)	Baidu, Inc. ADR	1,639,924	1.2
973,000		China Life Insurance Co., Ltd. - H Shares	2,057,646	1.6
184,000		China Mobile Ltd.	1,780,494	1.3
11,144		China Telecom Corp., Ltd. ADR	565,335	0.4
2,726,000		China Telecom Corp., Ltd. - H Shares	1,396,712	1.1
1,368,100		Kunlun Energy Co. Ltd.	1,453,587	1.1
			8,893,698	6.7
		Denmark: 2.5%
1,123		AP Moller - Maersk A/S - Class B	1,412,658	1.1
25,642		Vestas Wind Systems A/S	1,941,065	1.4
			3,353,723	2.5
		France: 7.7%
63,537		AXA S.A.	1,371,251	1.1
41,078		BNP Paribas	1,855,115	1.4
124,193		Credit Agricole SA	1,336,620	1.0
29,360		Sanofi	2,546,980	1.9
110,391		Veolia Environnement	2,260,723	1.7
24,898		Other Securities	826,527	0.6
			10,197,216	7.7
		Germany: 6.1%
30,327		Bayer AG	2,109,208	1.6
154,231		E.ON AG	1,522,466	1.1
21,590		Merck KGaA	2,222,317	1.7
19,972		Siemens AG	2,228,909	1.7
			8,082,900	6.1
		Hong Kong: 1.5%
186,000		CK Hutchison Holdings Ltd.	1,785,267	1.3
290,200		Other Securities	201,502	0.2
			1,986,769	1.5
		Indonesia: 0.4%
1,312,500		Other Securities	510,842	0.4
		Ireland: 0.4%
104,786		Other Securities	582,792	0.4
		Israel: 1.6%
134,401		Teva Pharmaceutical Industries Ltd. ADR	2,072,463	1.6
		Italy: 2.3%
190,871		ENI S.p.A.	3,015,231	2.3
		Japan: 6.6%
68,100		Mitsui Fudosan Co., Ltd.	1,512,631	1.1
180,400		Panasonic Corp.	1,620,610	1.2
30,100		Seven & I Holdings Co., Ltd.	1,307,998	1.0
30,700		Suntory Beverage & Food Ltd.	1,386,185	1.1
61,540	(3)	Takeda Pharmaceutical Co., Ltd.	2,085,867	1.6
25,200		Other Securities	775,535	0.6
			8,688,826	6.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Luxembourg: 2.4%
163,620		SES S.A. - Luxembourg	$3,132,691	2.4
		Netherlands: 4.7%
289,086		Aegon NV	1,353,977	1.0
16,864		Akzo Nobel NV	1,358,128	1.0
119,125		Royal Dutch Shell PLC - Class B	3,561,539	2.7
			6,273,644	4.7
		Singapore: 2.3%
1,443,900		Singapore Telecommunications Ltd.	3,107,611	2.3
		South Korea: 3.4%
43,400		KB Financial Group, Inc.	1,810,510	1.4
77,612		Samsung Electronics Co., Ltd.	2,701,807	2.0
			4,512,317	3.4
		Spain: 1.0%
162,342		Telefonica S.A.	1,366,499	1.0
		Sweden: 1.0%
140,262		Getinge AB	1,268,339	1.0
		Switzerland: 3.8%
10,912		Roche Holding AG	2,709,000	2.0
151,970		UBS Group AG	1,895,559	1.4
5,538		Other Securities	474,298	0.4
			5,078,857	3.8
		Thailand: 1.7%
276,600		Bangkok Bank PCL	1,726,281	1.3
92,400		Bangkok Bank PCL - Foreign Reg	588,129	0.4
			2,314,410	1.7
		United Kingdom: 8.8%
482,898		BP PLC	3,052,730	2.3
273,510		HSBC Holdings PLC (HKD)	2,256,839	1.7
572,200		Kingfisher PLC	1,504,481	1.1
330,085		Standard Chartered PLC	2,565,310	2.0
857,575		Vodafone Group PLC	1,667,374	1.3
331,668		Other Securities	561,947	0.4
			11,608,681	8.8
		United States: 30.7%
19,051		Allergan PLC	2,546,357	1.9
1,391	(2)	Alphabet, Inc. - Class A	1,453,539	1.1
23,230		AmerisourceBergen Corp.	1,728,312	1.3
56,110		Apache Corp.	1,472,888	1.1
27,060		Capital One Financial Corp.	2,045,465	1.6
28,610		Cardinal Health, Inc.	1,276,006	1.0
53,690		Citigroup, Inc.	2,795,101	2.1
63,720		Comcast Corp. - Class A	2,169,666	1.6
202,100		Coty, Inc - Class A	1,325,776	1.0
12,230		Eli Lilly & Co.	1,415,256	1.1
23,500		Exxon Mobil Corp.	1,602,465	1.2
39,750		Gilead Sciences, Inc.	2,486,363	1.9
13,210		JPMorgan Chase & Co.	1,289,560	1.0
32,300		Kellogg Co.	1,841,423	1.4
56,500		Kroger Co.	1,553,750	1.2
76,170		Oracle Corp.	3,439,076	2.6
17,840		United Parcel Service, Inc. - Class B	1,739,935	1.3

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
35,600		Walgreens Boots Alliance, Inc.	$2,432,548	1.8
277,495	(1)(4)	Other Securities	6,047,972	4.5
			40,661,458	30.7
		Total Common Stock (Cost $147,191,178)	130,286,875	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	U.S. Government Agency Obligations: 0.3%
400,000	Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019 (Cost $399,976)	400,000	0.3
	Securities Lending Collateral(5): 1.7%
248,904	BNP Paribas S.A., Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $248,944, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $253,882, due 01/10/19-09/09/49)	248,904	0.2
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	1,000,000	0.7
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	1,000,000	0.8
		2,248,904	1.7
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
189,836	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $189,836)	$189,836	0.1
		Total Short-Term Investments (Cost $2,838,716)	2,838,740	2.1
		Total Investments in Securities (Cost $150,029,894)	$133,125,615	100.4
		Liabilities in Excess of Other Assets	(564,656)	(0.4)
		Net Assets	$132,560,959	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
The grouping contains securities on loan.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains non-income producing securities.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Health Care	20.3%
Financials	20.1
Communication Services	13.8
Energy	11.5
Industrials	8.3
Consumer Staples	7.4
Information Technology	5.3
Consumer Discretionary	4.0
Materials	3.5
Utilities	2.9
Real Estate	1.1
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Canada	$3,577,908	$—	$—	$3,577,908
China	2,205,259	6,688,439	—	8,893,698
Denmark	—	3,353,723	—	3,353,723
France	—	10,197,216	—	10,197,216
Germany	—	8,082,900	—	8,082,900
Hong Kong	—	1,986,769	—	1,986,769
Indonesia	—	510,842	—	510,842
Ireland	—	582,792	—	582,792
Israel	2,072,463	—	—	2,072,463
Italy	—	3,015,231	—	3,015,231
Japan	—	8,688,826	—	8,688,826
Luxembourg	—	3,132,691	—	3,132,691
Netherlands	—	6,273,644	—	6,273,644
Singapore	—	3,107,611	—	3,107,611
South Korea	—	4,512,317	—	4,512,317
Spain	—	1,366,499	—	1,366,499
Sweden	—	1,268,339	—	1,268,339
Switzerland	—	5,078,857	—	5,078,857
Thailand	—	2,314,410	—	2,314,410
United Kingdom	—	11,608,681	—	11,608,681
United States	40,661,458	—	—	40,661,458
Total Common Stock	48,517,088	81,769,787	—	130,286,875
Short-Term Investments	189,836	2,648,904	—	2,838,740
Total Investments, at fair value	$48,706,924	$84,418,691	$—	$133,125,615

(1)
For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $8,661,424 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$34,087
Total	$34,087

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $150,318,356.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,216,369
Gross Unrealized Depreciation	(27,406,531)
Net Unrealized Depreciation	$(17,190,162)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:
Portfolio Name	Type	Per Share Amount
Voya High Yield Portfolio
Class ADV	NII	$0.5158
Class I	NII	$0.5723
Class S	NII	$0.5483
Class S2	NII	$0.5351
Voya Large Cap Growth Portfolio
Class ADV	NII	$0.0104
Class I	NII	$0.1386
Class R6	NII	$0.1388
Class S	NII	$0.0813
Class S2	NII	$0.0452
All Classes	STCG	$0.2788
All Classes	LTCG	$2.6045
Voya Large Cap Value Portfolio
Class ADV	NII	$0.1733
Class I	NII	$0.2483
Class R6	NII	$0.2484
Class S	NII	$0.2167
Class S2	NII	$0.2024
All Classes	STCG	$0.1718
All Classes	LTCG	$1.2715
Voya Limited Maturity Portfolio
Class ADV	NII	$0.1080
Class I	NII	$0.1693
Class S	NII	$0.1459
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.1842
Class I	NII	$0.2716
Class P2	NII	$0.2716
Class S	NII	$0.2252
Portfolio Name	Type	Per Share Amount
Voya U.S. Stock Index Portfolio (continued)
Class S2	NII	$0.2052
All Classes	STCG	$0.0120
All Classes	LTCG	$0.8692
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.8295
Class I	NII	$1.0957
Class S	NII	$0.9723
Class S2	NII	$0.9073
All Classes	LTCG	$3.5025
VY® Franklin Income Portfolio
Class ADV	NII	$0.5634
Class I	NII	$0.6305
Class S	NII	$0.5960
Class S2	NII	$0.5700
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0190
Class I	NII	$0.1362
Class R6	NII	$0.1362
Class S	NII	$0.0777
Class S2	NII	$0.0394
All Classes	STCG	$0.3880
All Classes	LTCG	$2.2329
VY® Templeton Global Growth Portfolio
Class ADV	NII	$0.2588
Class I	NII	$0.3209
Class S	NII	$0.2882
Class S2	NII	$0.2665
All Classes	STCG	$0.0829
All Classes	LTCG	$0.9417

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large Cap Growth Portfolio	73.45%
Voya Large Cap Value Portfolio	86.32%
Voya U.S. Stock Index Portfolio	100.00%
VY® Clarion Real Estate Portfolio	0.21%
VY® Franklin Income Portfolio	32.70%
VY® JPMorgan Small Cap Core Equity Portfolio	46.08%
VY® Templeton Global Growth Portfolio	21.31%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large Cap Growth Portfolio	$738,363,692
Voya Large Cap Value Portfolio	$113,218,192
Voya U.S. Stock Index Portfolio	$284,391,334
VY® Clarion Real Estate Portfolio	$35,848,143
VY® JPMorgan Small Cap Core Equity Portfolio	$78,730,540
VY® Templeton Global Growth Portfolio	$13,886,834
Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Templeton Global Growth Portfolio	$205,424	$0.0136	48.94%

*
None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin7337 East Doubletree Ranch Rd.Suite 100Scottsdale, Arizona 85258Age: 58	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, Boston, MA (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer7337 East Doubletree Ranch Rd.Suite 100Scottsdale, Arizona 85258Age: 65	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	150	None.
Joseph E. Obermeyer7337 East Doubletree Ranch Rd.Suite 100Scottsdale, Arizona 85258Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	150	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 1994 – Present	Retired.	150	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2018, Patrick W. Kenny retired as Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro230 Park AvenueNew York, New York 10169Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2003 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, each a series of the Trust (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”), for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Portfolio Performance
With respect to Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton
Global Growth Portfolio, in assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. In addition, the Board considered Voya Limited Maturity Bond Portfolio’s and VY® Templeton Global Growth Portfolio’s investment performance compared to an additional performance peer group that is approved by each Portfolio’s IRC due to the unique investment structure or strategy of each Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Voya U.S. Stock Index Portfolio seeks to provide investment results corresponding to the performance of the S&P 500 Index. Accordingly, in assessing the investment management and sub-advisory relationships for this Portfolio, the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of the S&P 500.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager and the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of each applicable Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). In addition, the Board considered Voya U.S. Stock Index Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds identified by the Manager. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

November 16, 2018 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, in the case of Voya Limited Maturity Bond Portfolio and VY® Templeton Global Growth Portfolio, a performance peer group. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya High Yield Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the five-year period, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Growth Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Value Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and ten-year periods, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (2) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the
Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Limited Maturity Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the fourth quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Stock Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya U.S. Stock Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, the S&P 500 Index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Clarion Real Estate Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, five-year and ten-year periods, and the fourth quintile for the year-to-date and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection and sector allocation on the Portfolio’s performance; (2) that, in May 2017, the Sub-Adviser implemented enhancements to its investment processes; and (3) that management would continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Franklin Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year and ten-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representation that it was evaluating options for the Portfolio and intended to make a future proposal for the Portfolio.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is equal to the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the
Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® JPMorgan Small Cap Core Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

VY® Templeton Global Growth Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection and sector allocation on the Portfolio’s performance; (2) management’s representations of the effect that the composition of the Portfolio’s Morningstar category had on its performance relative to its Morningstar category; and (3) that, at the November 16, 2018 meeting, management proposed and the Board approved a reorganization for the Portfolio.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this performance data, the Board took into account: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure; and (2) management’s discussion that, although its management fee rate is above the median management fee rate of the funds in its Selected Peer Group, the Portfolio’s net expense ratio is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2      (1218-022119)

Annual Report

December 31, 2018

Voya Investors Trust		Voya Variable Insurance Trust
■ VY®	BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S	■ VY®	Goldman Sachs Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	9
Report of Independent Registered Public Account Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Summary Portfolios of Investments (“Portfolio of Investments”)	32
Tax Information	59
Trustee and Officer Information	60
Advisory and Sub-Advisory Contract Approval Discussion	64

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for each Portfolio. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 31, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned –8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and

3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)
U.S. Treasury Obligations	51.8%
Corporate Bonds/Notes	26.5%
U.S. Government Agency Obligations	13.1%
Foreign Government Bonds	7.0%
Purchased Options	0.5%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
*	Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, Portfolio Managers* of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of –1.75% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned –1.26% for the same period.

Portfolio Review: Tactically trading U.S. nominal duration contributed to positive performance throughout the year, as the nominal yield curve continued to flatten to new lows since mid-2007 and as higher yields in the front-end offered what we believed were attractive opportunities through to the early third quarter of 2018. The U.S. Federal Reserve Board’s (“Fed”) well-communicated and steady path of rate hikes in 2018 contributed to the flattening of the curve. Long U.S. inflation vs. European inflation positioning benefited performance as U.S. inflation expectations outperformed that of Europe from the first half of 2018 and into the third quarter of 2018, supported by firming CPI data, hawkish rhetoric from Federal Open Market Committee (“FOMC”) members, and unprecedented fiscal stimulus. Relative value positioning between long front-end Canadian nominal rates vs. the U.S. benefited performance, particularly in February and September. The exposure reflected the team’s views that too many rate hikes were priced in by the Bank of Canada, with the positioning supporting performance around the weakness in Canadian earnings and full-time employment data experienced in the third quarter.

In the second half 2018, short UK inflation exposure (both outright and cross-market) detracted from performance, as a divisive Parliament, mixed headlines around ongoing EU-UK negotiations, and the looming threat of a “no-deal” Brexit helped push inflation expectations higher. Idiosyncratic factors around Brexit and sustained fears around Brexit led the pound weaker and inflation expectations higher, with the 5-year/5-year UK inflation expressions trading near the highs of its 5-year range. Further detracting from performance was the Portfolio’s Japanese nominal curve steepening, as the yield curve flattened on continued dovishness from the Bank of Japan and the slowing pace of price inflation. With West Texas Intermediate crude oil falling below $50 for the time in over a year, long breakeven exposure detracted from performance, particularly in France and New Zealand in the fourth quarter of 2018. The Portfolio’s allocation to spread sectors including investment-grade credit detracted, as credit spreads widened over the period (particularly in Q4).

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	6.1%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	4.5%
Freddie Mac, 2.375%, 01/13/22	4.2%
United States Treasury Inflation Indexed Bonds, 0.500%, 01/15/28	3.2%
United States Treasury Inflation Indexed Bonds, 1.000%, 02/15/48	3.0%
Fannie Mae, 2.625%, 09/06/24	3.0%
United States Treasury Inflation Indexed Bonds, 0.250%, 01/15/25	3.0%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	2.9%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	2.6%
United States Treasury Inflation Indexed Bonds, 1.375%, 02/15/44	2.5%
Portfolio holdings are subject to change daily.

Market Overview: Market conditions throughout 2018 were heavily impacted by geo-political uncertainty. Increased demand for safe-haven assets in the mid-second quarter of 2018 around the fiscal uncertainty in Italy and Turkey, as well as the trade escalation between the U.S., its NAFTA allies, the European Union, and China led to a rally in global rates. Reversing trend in the third quarter of 2018, U.S. Treasury yields notched highs of ˜3.10% as evolving trade discussions, hawkish speeches from FOMC members, and continued levels of elevated supply pushed yields higher. Above-trend U.S. growth continued throughout 2018, with the unemployment rate reaching its lowest levels since 1969. The fourth quarter was marked by a sell-off in rates to seven-year highs early on, but later retraced as tightening financial conditions, sustained U.S.-China tensions, and elevated levels of geo-political uncertainty saw global rates rallying to end the year. In November, Italian-bond spreads hit their highest level since 2013 around news that the European Commission (“EC”) rejected Italy’s fiscal budget in October, though retraced in December as the Italian government struck a deal with the EC and the Parliament officially passed a re-drafted budget that seeks to cut the country’s deficit to 2.04% of GDP in 2019. The European Central Bank left interest rates unchanged throughout the year, but announced the end of its quantitative easing program. In the UK, Brexit negotiations dominated headlines, with Prime Minister Theresa May delaying the Parliamentary vote for the proposed Brexit Withdrawal Agreement until January 2019 as she continues to rally support after surviving the vote of confidence against her in December.

Current Strategy and Outlook: U.S.: The team believes the U.S. will continue to lead the global economic expansion, with measures of slack firming and the rate

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

of unemployment at decade-lows. We believe U.S. growth to moderate from its current pace however, as tighter market factors constrain growth given the fading impact of fiscal stimulus and the cumulative impact of trailing rate hikes. Despite recent dovish rhetoric from FOMC members in November/December, we believe the Fed will continue on its well-communicated path of policy normalization. In our opinion, headline inflation is expected to cool around 1.50% year-over-year in early 2019 as base effects from energy weakness weighs on CPI before moving to as high as 2.0%, while core inflation is expected to fluctuate between 2.10%-2.30% year-over-year by year-end. The team maintains its relative value position between long U.S. inflation relative to the UK, and favors long U.S. nominal exposure relative to German bunds.

Europe (incl. UK) — Although growth in the European Union remains relatively firm, economic dispersion between individual EU countries could weigh on Euro area growth, in our view. In our opinion, market volatility around Brexit developments, shifts in political leadership, and a worsening export outlook are all downside risks to European economic expansion. We believe that the Euro area fiscal impulse is expected to peak in 2019, and gradually peter out. Therefore, despite the downside risks stemming from geo-political uncertainty; rising wages and unit labor costs, along with a pick-up in alternative core measures of inflation suggest that above-trend growth should be triggering a build-up of underlying inflationary pressures by year-end, although at low levels, in our opinion. The team believes the drop in energy prices to weigh on headline Harmonized Index of Consumer Prices (“HICP”) to start 2019, with Euro area inflation expected to dip lower — touching lows of 1.20-1.30% year-over-year — before rising around year-end to ˜1.50% year-over-year. We expect core HICP to move sidewise from current levels at around ˜0.97% year-over-year before gradually firming to 1.30%-1.50% year-over-year. Even as the European Central Bank has signaled for the tightening in its monetary policy stance after the summer of 2019, the central bank is likely to maintain a cautious and measured approach given the uncertainty around this macroeconomic environment. In our opinion, within the UK, sustained Brexit uncertainty is expected to continue into 2019, with the latest Financial Stability Report showing expected declines in GDP growth following the UK’s exit. The team is positioned for UK inflation to trend lower from its current elevated levels in the near-term.

In Asia Pacific — The team remains constructive on the Japanese economy, with a positive macroeconomic backdrop supporting a gradual firming in real GDP and inflation. With the unemployment rate at 30-year lows, capital expenditure higher, and the output gap positive, we expect the Bank of Japan (“BoJ”) to have increased flexibility around its Yield Curve Control policy, eventually moving towards less accommodative policy over the medium term. Uncertainty around the planned consumption tax hike in October may give the BoJ pause for a rate hike in 2019, in our opinion. The team maintains its overweight positioning in Japanese breakevens, with a pick-up in inflation expected as both structural factors (noted above) and technical factors (including past weakness in oil prices and reduced concerns around mobile phone discounts and education price declines) support a rebound in inflation.

*	Effective March 14, 2018, Martin Hagerty was removed as a portfolio manager to the Portfolio and Akiva Dickstein was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Class ADV	–2.39%	0.42%	2.38%
Class I	–1.75%	1.03%	3.01%
Class S	–2.04%	0.76%	2.72%
TIPS Index	–1.26%	1.69%	3.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)
Corporate Bonds/Notes	38.4%
U.S. Government Agency Obligations	37.6%
Asset-Backed Securities	16.5%
U.S. Treasury Obligations	5.5%
Collateralized Mortgage Obligations	3.1%
Foreign Government Bonds	2.3%
Municipal Bonds	1.2%
Commercial Mortgage-Backed Securities	0.7%
Liabilities in Excess of Other Assets*	(5.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers* of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year-ended December 31, 2018, the Portfolio’s shares provided a total return of –1.65% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% for the same period.

Portfolio Review: The Portfolio’s duration and yield curve strategy contributed to performance over the period, driven by tactical U.S. duration positioning. The Portfolio’s duration and yield curve strategy is implemented by futures.

The Portfolio’s country strategy contributed to performance, driven by long positions in European interest rates versus short UK and Swedish interest rates. These gains were partially offset by long positions in U.S. interest rates versus short UK and European interest rates. The Portfolio’s currency strategy detracted from performance, driven by long positions in the Argentine peso, Swedish krona and Australian dollar. These losses were partially offset by a short position in the euro and a long position in the Norwegian krone. The country and currency strategies use swaps, futures and forwards to implement relative value trades.

Cross sector positioning detracted from performance, driven by allocations to corporate credit, collateralized loan obligations and residential mortgage credit. An overweight to emerging market debt was an additional headwind for performance. These losses were partially offset by the Portfolio’s exposure to government/swaps and an underweight to agency mortgage-backed securities (“MBS”).

Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)
Fannie Mae, 4.500%, 01/25/39	12.3%
Ginnie Mae, 4.500%, 07/20/48	5.8%
Ginnie Mae, 4.500%, 08/20/48	3.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	2.5%
Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/19	2.2%
Ginnie Mae, 4.500%, 10/20/48	2.1%
Ginnie Mae, 5.000%, 01/01/49	1.6%
Ginnie Mae, 4.000%, 10/20/43	1.3%
CBAM 2018-5A A Ltd., 3.469%, 04/17/31	1.1%
Saranac CLO Ltd 2014-2A A1AR, 3.875%, 11/20/29	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Security selection strategies contributed to performance over the quarter, driven by selections of Puerto Rican municipal debt, as well as a down in quality bias within corporate credit. These gains were partially offset by selections of emerging market debt from Argentina, Venezuela and China. Selections of MBS within the securitized sector and selections of government debt further detracted from performance.

Current Strategy and Outlook: We expect global growth to moderate in 2019 as the pace of the expansion in key economies gravitates toward trend. However, we also expect the elongated post-crisis expansion to continue and we believe concerns around a near-term recession are premature. We have scaled back our U.S. Federal Reserve Board (“Fed”) tightening expectations for 2019 from three to two rate hikes. This is consistent with the median policymaker projection unveiled at the December Federal Open Market Committee meeting. We also believe a pause in the near-term Fed hiking path.

*	Effective January 1, 2019, Mr. Beinner no longer serves as a portfolio manager for the Portfolio and Ashish Shah has been added as a portfolio manager. Jonathan Beinner will be retiring from Goldman Sachs Asset Management, L.P. on March 31, 2019.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	–1.65%	1.07%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	1.61%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/

or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$ 979.30	1.14%	$5.69	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	982.40	0.54	2.70	1,000.00	1,022.48	0.54	2.75
Class S	1,000.00	981.30	0.79	3.95	1,000.00	1,021.22	0.79	4.02
VY® Goldman Sachs Bond Portfolio
	$1,000.00	$1,005.30	0.58%	$2.93	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Trustees
Voya Investors Trust and Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (the Funds), each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively, including the summary portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2019

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value*	$235,918,446	$204,448,676
Short-term investments at fair value**	2,735,840	19,369,335
Cash collateral for futures	64,898	897,992
Cash collateral for centrally cleared swaps (Note 2)	1,664,490	1,226,064
Cash pledged as collateral for OTC derivatives (Note 2)	—	260,000
Foreign currencies at value***	249,759	116,121
Foreign cash collateral for futures****	4,971	14,745
Receivables:
Investment securities and currencies sold	1,647,913	3,714,762
Investment securities sold on a delayed-delivery or when-issued basis	—	18,442,539
Fund shares sold	27,893	73,112
Dividends	4,328	33,619
Interest	1,313,396	1,268,660
Unrealized appreciation on forward foreign currency contracts	171,440	453,347
Upfront payments paid on OTC swap agreements	—	26,061
Unrealized appreciation on OTC swap agreements	1,242,849	—
Prepaid expenses	1,966	1,027
Reimbursement due from manager	—	20,479
Other assets	19,336	4,123
Total assets	245,067,525	250,370,662

LIABILITIES:
Payable for investment securities and currencies purchased	652,984	1,960,790
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	38,156,484
Payable for fund shares redeemed	2,843,980	6,890,665
Sales commitmentsˆˆ	—	8,212,443
Unrealized depreciation on forward foreign currency contracts	169,016	533,412
Upfront payments received on OTC swap agreements	—	1,092
Unrealized depreciation on OTC swap agreements	—	149,725
Variation margin payable on centrally cleared swaps	47,924	3,566
Cash received as collateral for OTC derivatives (Note 2)	1,400,000	20,000
Payable for investment management fees	103,137	85,326
Payable for distribution and shareholder service fees	56,066	—
Payable to trustees under the deferred compensation plan (Note 6)	19,336	4,123
Payable for trustee fees	1,889	1,059
Other accrued expenses and liabilities	94,679	193,376
Written options, at fair valueˆ	1,119,435	—
Total liabilities	6,508,446	56,212,061
NET ASSETS	$238,559,079	$194,158,601

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$324,427,044	$200,057,085
Total distributable loss	(85,867,965)	(5,898,484)
NET ASSETS	$238,559,079	$194,158,601

* Cost of investments in securities	$239,806,943	$207,197,616
** Cost of short-term investments	$2,735,840	$19,370,050
*** Cost of foreign currencies	$249,478	$124,610
**** Cost of foreign cash collateral for futures	$4,971	$14,745
ˆ Premiums received on written options	$1,063,063	$—
ˆˆ Proceeds receivable from sales commitments	$—	$8,149,180

See Accompanying Notes to Financial Statements

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$44,034,960	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,932,154	n/a
Net asset value and redemption price per share	$8.93	n/a

Class I
Net assets	$40,731,456	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,400,221	n/a
Net asset value and redemption price per share	$9.26	n/a

Class S
Net assets	$153,792,663	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	16,748,902	n/a
Net asset value and redemption price per share	$9.18	n/a

Portfolio(1)
Net assets	n/a	$194,158,601
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	19,945,406
Net asset value and redemption price per share	n/a	$9.73

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio

INVESTMENT INCOME:
Dividends	$145,509	$273,400
Interest, net of foreign taxes withheld*	9,850,637	6,479,789
Securities lending income, net	—	2,040
Total investment income	9,996,146	6,755,229

EXPENSES:
Investment management fees	1,988,867	1,059,386
Distribution and shareholder service fees:
Class ADV	285,406	—
Class S	395,040	—
Transfer agent fees	654	2,170
Shareholder reporting expense	22,680	14,504
Professional fees	58,746	68,980
Custody and accounting expense	80,040	337,900
Trustee fees	15,111	8,475
Miscellaneous expense	19,507	13,701
Interest expense	69	8
Total expenses	2,866,120	1,505,124
Waived and reimbursed fees	(151,111)	(271,640)
Net expenses	2,715,009	1,233,484
Net investment income	7,281,137	5,521,745

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,483,015)	(3,618,325)
Forward foreign currency contracts	450,479	(2,083,999)
Foreign currency related transactions	93,575	37,702
Futures	(228,678)	(1,503,644)
Swaps	3,264,143	(104,862)
Written options	295,728	—
Net realized loss	(2,607,768)	(7,273,128)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,346,844)	(2,726,658)
Forward foreign currency contracts	271,503	(555,073)
Foreign currency related transactions	(4,364)	(10,427)
Futures	356,170	549,795
Swaps	(4,294,743)	824,256
Written options	(782,806)	—
Sales commitments	—	(64,253)
Net change in unrealized appreciation (depreciation)	(12,801,084)	(1,982,360)
Net realized and unrealized loss	(15,408,852)	(9,255,488)
Decrease in net assets resulting from operations	$(8,127,715)	$(3,733,743)

* Foreign taxes withheld	$—	$84

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$7,281,137	$6,748,664	$5,521,745	$4,699,467
Net realized gain (loss)	(2,607,768)	(2,547,763)	(7,273,128)	1,972,312
Net change in unrealized appreciation (depreciation)	(12,801,084)	8,482,010	(1,982,360)	(312,466)
Increase (decrease) in net assets resulting from operations	(8,127,715)	12,682,911	(3,733,743)	6,359,313

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)			(4,674,679)	(4,792,224)
Class ADV	(773,589)	(381,219)	—	—
Class I	(4,466,157)	(4,397,495)	—	—
Class S	(3,312,376)	(2,176,391)	—	—
Total distributions	(8,552,122)	(6,955,105)	(4,674,679)	(4,792,224)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,568,404	45,993,204	48,161,227	60,709,654
Reinvestment of distributions	8,552,121	6,955,105	4,674,679	4,792,224
	67,120,525	52,948,309	52,835,906	65,501,878
Cost of shares redeemed	(246,003,242)	(178,896,691)	(65,220,660)	(78,963,233)
Net decrease in net assets resulting from capital share transactions	(178,882,717)	(125,948,382)	(12,384,754)	(13,461,355)
Net decrease in net assets	(195,562,554)	(120,220,576)	(20,793,176)	(11,894,266)

NET ASSETS:
Beginning of year or period	434,121,633	554,342,209	214,951,777	226,846,043
End of year or period	$238,559,079	$434,121,633	$194,158,601	$214,951,777

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—	0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—	0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
Class I
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—	0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—	0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
Class S
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—	0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—	0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
VY® Goldman Sachs Bond Portfolio
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-three active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Goldman Sachs Bond are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s

International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2018, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $2,620,265 and $453,347, respectively, which represents the gross payments to be received by the Portfolios on OTC purchased options, forward foreign currency contracts, and OTC inflation-linked swaps were they to be unwound as of December 31, 2018. At December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had received $1,400,000 and $20,000, respectively in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $1,244,645 and $658,168, respectively, on open OTC credit default and interest rate swaps, forward foreign currency contracts and OTC written options with interest

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rate related contingent features. If a contingent feature would have been triggered as of December 31, 2018, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2018, Goldman Sachs Bond had pledged $260,000 in cash collateral for their open OTC derivative transactions. BlackRock Inflation Protected Bond did not pledge any collateral at December 31, 2018.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2018.

	Purchased	Sold
BlackRock Inflation Protected Bond	$30,097,708	$20,105,524
Goldman Sachs Bond	271,316,254	45,416,199

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2018, BlackRock Inflation Protected Bond had pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $573,000 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2018.

	Purchased	Sold
BlackRock Inflation Protected Bond	$144,198,305	$133,643,718
Goldman Sachs Bond	63,946,039	70,693,679

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written options on exchange-traded futures contracts at December 31, 2018.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. There were no open purchased and written foreign currency options at December 31, 2018.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2018.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written inflation rate caps to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written inflation rate caps at December 31, 2018.

Please refer to Note 9 for the volume of both purchased and written option activity for BlackRock Inflation Protected Bond during the year ended December 31, 2018.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

A Portfolio may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which a Portfolio is seller of protection are disclosed following the Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2018, Goldman Sachs Bond had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Goldman Sachs Bond bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2018, Goldman Sachs Bond had an average notional amount of $13,649,680 on credit default swaps to buy protection and an average notional amount of $5,460,400 on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy and sell protection at December 31, 2018.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $205,230,320 and $202,457,401, respectively.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $69,389,837 and $122,297,420, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Portfolio of Investments for open interest rate swaps at December 31, 2018.

At December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had paid $1,664,490 and $1,226,064, respectively, in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amounts on long inflation-linked swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $56,756,063 and $3,436,176.

For the six months ended June 30, 2018, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $235,563,742.

BlackRock Inflation Protected Bond and Goldman Sachs Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables following the Portfolio of

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2018. There were no open inflation-linked swaps for Goldman Sachs Bond at December 31, 2018.

Total Return Swap Contracts. A total return swap is an agreement that gives a Portfolio the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Portfolio may also be required to pay the dollar value of that decline to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

For the year ended December 31, 2018, Goldman Sachs Bond entered into total returns swaps in place of buying a local currency denominated bond where a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. For the year ended December 31, 2018, Goldman Sachs Bond had an average notional amount of $123,591 on total return swaps. There were no open total return swaps at December 31, 2018.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments held by Goldman Sachs Bond at December 31, 2018.

O. Structured Products. Goldman Sachs Bond invests in structured products whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Portfolio of Investments for structured products held by Goldman Sachs Bond at December 31, 2018.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P. When-Issued and Delayed-Delivery Transactions. Goldman Sachs Bond may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with its respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2018, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

Q. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$81,641,004	$139,271,386
Goldman Sachs Bond	82,282,013	77,884,903

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$149,189,214	$277,563,693
Goldman Sachs Bond	847,406,251	847,194,117

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% thereafter

(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc., affiliated investment companies or other related/affiliated party owned more than 5% of the following Portfolios:

Entity	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	20.32%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	62.24
Voya Solution 2025 Portfolio	Goldman Sachs Bond	20.64
Voya Solution Income Portfolio	Goldman Sachs Bond	18.74

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2019	2020	2021	Total
Goldman Sachs Bond	$157,623	$237,612	$271,640	$666,875

The Expense Limitation Agreements are contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2018.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2017	—	$—
Options Purchased	656	110,100
Options Terminated in Closing Sell Transactions	(474)	(81,679)
Options Expired	(12)	(3,767)
Balance at 12/31/2018	170	$24,654

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	EUR Notional	GBP Notional	Cost
Balance at 12/31/2017	—	—	$—
Options Purchased	3,360,000	5,950,000	52,805
Options Terminated in Closing Sell Transactions	(1,680,000)	—	(12,045)
Options Expired	(1,680,000)	(5,950,000)	(40,760)
Balance at 12/31/2018	—	—	$—

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	USD Notional	EUR Notional	JPY Notional	Cost
Balance at 12/31/2017	25,040,000	10,100,000	1,385,780,000	$2,665,757
Options Purchased	184,768,000	—	82,140,000	1,699,090
Options Terminated in Closing Sell Transactions	(129,440,000)	(10,100,000)	—	(3,289,765)
Balance at 12/31/2018	80,368,000	—	1,467,920,000	$1,075,082

Transactions in purchased inflation rate cap options for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	—	$—
Options Purchased	40,120,000	9,075
Options Terminated in Closing Sell Transactions	(13,000,000)	(2,795)
Balance at 12/31/2018	27,120,000	$6,280

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/2017	—	3,140,000	$217,411
Options Written	7,500,000	—	675
Options Terminated in Closing Purchase Transactions	—	(3,140,000)	(217,411)
Balance at 12/31/2018	7,500,000	—	$675

NOTE 8 — LINE OF CREDIT (continued)

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2017	—	$—
Options Written	337	59,340
Options Terminated in Closing Purchase Transactions	(151)	(32,605)
Options Expired	(14)	(3,129)
Balance at 12/31/2018	172	$23,606

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2017	—	—	$—
Options Written	5,950,000	1,660,000	147,560
Options Terminated in Closing Sell Transactions	(5,950,000)	(1,660,000)	(147,560)
Balance at 12/31/2018	—	—	$—

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2017	10,100,000	24,320,000	$785,319
Options Written	14,633,000	499,129,000	2,561,625
Options Terminated in Closing Purchase Transactions	(13,730,000)	(323,119,000)	(2,308,162)
Balance at 12/31/2018	11,003,000	200,330,000	$1,038,782

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2018	399,640	—	84,970	(905,095)	(420,485)	3,658,118	—	773,589	(8,190,985)	(3,759,278)
12/31/2017	317,604	—	41,329	(688,549)	(329,616)	2,925,393	—	381,219	(6,341,985)	(3,035,373)
Class I
12/31/2018	3,938,283	—	472,040	(23,139,542)	(18,729,219)	37,370,077	—	4,466,156	(216,557,877)	(174,721,644)
12/31/2017	3,773,612	—	460,710	(13,775,433)	(9,541,111)	36,140,751	—	4,397,494	(131,911,107)	(91,372,862)
Class S
12/31/2018	1,863,249	—	354,034	(2,274,717)	(57,434)	17,540,209	—	3,312,376	(21,254,380)	(401,795)
12/31/2017	732,452	—	229,768	(4,288,590)	(3,326,370)	6,927,060	—	2,176,392	(40,643,599)	(31,540,147)
Goldman Sachs Bond
12/31/2018	4,887,669	—	479,946	(6,668,313)	(1,300,698)	48,161,227	—	4,674,679	(65,220,660)	(12,384,754)
12/31/2017	5,975,395	—	475,891	(7,763,398)	(1,312,112)	60,709,654	—	4,792,224	(78,963,233)	(13,461,355)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2018, the Portfolios did not have any outstanding securities on loan.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
	Ordinary Income	Ordinary Income
BlackRock Inflation Protected Bond	$8,552,122	$6,955,105
Goldman Sachs Bond	4,674,679	4,792,224

The tax-basis components of distributable earnings as of December 31, 2018 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$1,516,444	$(4,896,829)	$(11,730,068)	Short-term	None
			(70,740,718)	Long-term	None
			$(82,470,786)
Goldman Sachs Bond	3,416,197	(2,524,535)	$(3,830,957)	Short-term	None
			(2,945,518)	Long-term	None
			$(6,776,475)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:

	BlackRock Inflation Protected Bond	Goldman Sachs Bond
Distributions from net investment income:
Class ADV	$(381,219)	$(4,792,224)
Class I	(4,397,495)
Class S	(2,176,391)
	$(6,955,105)	$(4,792,224)
Undistributed net investment income at end of year	$1,803,729	$4,441,819

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to December 31, 2018, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
BlackRock Inflation Protected Bond
Class ADV	$0.0587	February 1, 2019	January 30, 2019
Class I	$0.0587	February 1, 2019	January 30, 2019
Class S	$0.0587	February 1, 2019	January 30, 2019

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

31

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 26.5%
		Communications: 1.5%
1,750,000		Alibaba Group Holding Ltd., 2.500%–3.125%, 11/28/2019–11/28/2021	$1,735,892	0.7
1,490,000		Comcast Corp., 3.300%, 10/01/2020	1,495,802	0.6
445,000		Comcast Corp., 3.450%, 10/01/2021	449,668	0.2
			3,681,362	1.5

		Consumer, Cyclical: 1.5%
845,000		American Honda Finance Corp., 2.000%, 02/14/2020	835,186	0.4
795,000	(1)	BMW US Capital LLC, 2.150%, 04/06/2020	785,802	0.3
1,400,000	(1)	Daimler Finance North America LLC, 3.100%, 05/04/2020	1,392,430	0.6
460,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	457,929	0.2
			3,471,347	1.5

		Consumer, Non-cyclical: 0.9%
2,000,000		Gilead Sciences, Inc., 2.350%, 02/01/2020	1,986,672	0.8
250,000		Other Securities	250,460	0.1
			2,237,132	0.9

		Energy: 0.4%
995,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	972,419	0.4

		Financial: 19.0%
1,885,000	(1)	AIA Group Ltd., 3.312%, (US0003M + 0.520%), 09/20/2021	1,878,277	0.8
595,000	(1)	AIG Global Funding, 2.150%, 07/02/2020	586,214	0.3
1,385,000		American Express Credit Corp., 2.200%, 03/03/2020	1,370,241	0.6
585,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	575,202	0.2
3,000,000		Bank of America Corp., 2.625%, 10/19/2020	2,968,768	1.3
1,395,000		Bank of Montreal, 3.100%, 04/13/2021	1,394,705	0.6
1,500,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	1,498,074	0.6
785,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	770,644	0.3
2,665,000		Barclays Bank PLC, 5.125%, 01/08/2020	2,707,192	1.1
1,500,000		BB&T Corp., 2.150%, 02/01/2021	1,468,885	0.6
1,665,000		BNP Paribas SA, 5.000%, 01/15/2021	1,724,930	0.7

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
795,000		Citibank NA, 2.850%–3.400%, 02/12/2021–07/23/2021	$790,617	0.3
1,335,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	1,330,508	0.6
2,000,000	(1)	Danske Bank A/S, 1.650%, 09/06/2019	1,968,213	0.8
1,000,000	(1)	DNB Bank ASA, 2.375%, 06/02/2021	976,359	0.4
1,380,000		Fifth Third Bank/Cincinnati OH, 3.350%, 07/26/2021	1,383,529	0.6
2,610,000		HSBC Holdings PLC, 2.950%, 05/25/2021	2,574,080	1.1
500,000		JPMorgan Chase & Co., 2.400%, 06/07/2021	489,205	0.2
3,685,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,644,299	1.6
1,000,000	(2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	992,101	0.4
800,000		KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	803,029	0.3
1,250,000		Lloyds Bank PLC, 3.300%, 05/07/2021	1,246,581	0.5
1,135,000		Manufacturers & Traders Trust Co., 2.625%, 01/25/2021	1,120,173	0.5
1,500,000		National Australia Bank Ltd./New York, 2.500%, 01/12/2021	1,476,686	0.6
1,250,000	(1)	New York Life Global Funding, 2.000%, 04/09/2020	1,235,755	0.5
1,130,000		Santander UK PLC, 2.125%, 11/03/2020	1,103,729	0.5
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/2019	1,977,435	0.8
1,000,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	989,750	0.4
1,485,000		Svenska Handelsbanken AB, 2.450%–3.350%, 03/30/2021–05/24/2021	1,461,123	0.6
295,000	(1)	UBS AG/London, 2.200%, 06/08/2020	290,440	0.1
1,740,000		Wells Fargo Bank NA, 2.600%, 01/15/2021	1,718,837	0.7
850,000		Other Securities	844,210	0.4
			45,359,791	19.0

		Government: 0.1%
335,000		Other Securities	322,270	0.1

		Industrial: 1.4%
1,500,000		Caterpillar Financial Services Corp., 3.350%, 12/07/2020	1,506,281	0.6
650,000		General Dynamics Corp., 3.000%, 05/11/2021	651,617	0.3

See Accompanying Notes to Financial Statements

32

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industiral: (continued)
795,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	$786,378	0.3
370,000		Other Securities	371,101	0.2
			3,315,377	1.4

		Technology: 0.8%
1,450,000		IBM Credit LLC, 1.800%–3.450%, 11/30/2020–01/20/2021	1,432,857	0.6
360,000		Other Securities	349,492	0.2
			1,782,349	0.8

		Utilities: 0.9%
1,280,000		Duke Energy Progress LLC, 2.947%, (US0003M + 0.180%), 09/08/2020	1,275,285	0.6
785,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	792,953	0.3
			2,068,238	0.9
		Total Corporate Bonds/Notes
		(Cost $63,563,854)	63,210,285	26.5

U.S. TREASURY OBLIGATIONS: 51.8%
		Treasury Inflation Indexed Protected Securities: 51.8%
5,971,300		0.125%, 07/15/2026	5,610,290	2.4
7,350,977		0.250%, 01/15/2025	7,041,904	3.0
1,487,600		0.375%, 07/15/2025	1,435,195	0.6
15,256,328		0.375%, 01/15/2027	14,501,711	6.1
11,407,873		0.375%, 07/15/2027	10,830,375	4.5
8,088,907		0.500%, 01/15/2028	7,725,123	3.2
1,623,854		0.625%, 04/15/2023	1,597,594	0.7
6,410,158		0.625%, 01/15/2026	6,243,982	2.6
6,956,373		0.750%, 07/15/2028	6,814,437	2.9
3,888,745	(3)	0.750%, 02/15/2042	3,537,711	1.5
6,239,417		0.750%, 02/15/2045	5,594,077	2.3
3,906,245		1.000%, 02/15/2046	3,712,581	1.6
7,537,425	(3)	1.000%, 02/15/2048	7,159,279	3.0
5,745,446		1.375%, 02/15/2044	5,946,092	2.5
2,334,551	(3)	1.750%, 01/15/2028	2,481,042	1.0
4,491,273		2.000%, 01/15/2026	4,795,263	2.0
1,914,487		2.125%, 02/15/2040	2,255,451	1.0
2,401,922		2.125%, 02/15/2041	2,843,091	1.2
3,714,318		2.375%, 01/15/2027	4,102,066	1.7
3,598,332		2.500%, 01/15/2029	4,099,404	1.7
1,560,047		3.375%, 04/15/2032	2,004,259	0.8
3,228,689		3.625%, 04/15/2028	3,965,785	1.7
4,388,741		3.875%, 04/15/2029	5,591,719	2.3
3,839,846		0.625%–2.375%, 01/15/2024–02/15/2047	3,704,257	1.5
		Total U.S. Treasury Obligations (Cost $127,232,991)	123,592,688	51.8

FOREIGN GOVERNMENT BONDS: 7.0%
EUR 3,187,971		French Republic Government Bond OAT, 1.850%, 07/25/2027	4,452,429	1.9
2,500,000		Israel Government AID Bond, 5.500%, 04/26/2024	2,844,317	1.2
EUR 1,105,305	(1)	Italy Buoni Poliennali Del Tesoro, 1.250%, 10/27/2020	$1,296,544	0.5
EUR 1,325,388	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	1,454,460	0.6
EUR 1,556,174	(1)	Italy Buoni Poliennali Del Tesoro, 1.650%, 04/23/2020	1,822,160	0.8
NZD 2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	1,643,964	0.7
NZD 2,494,000		New Zealand Government Inflation Linked Bond, 3.000%, 09/20/2030	2,092,724	0.9
GBP 450,000		United Kingdom Gilt, 1.500%, 07/22/2047	530,924	0.2
1,135,900		Other Securities	497,168	0.2
		Total Foreign Government Bonds (Cost $16,360,141)	16,634,690	7.0

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 13.1%
		Federal Home Loan Bank: 3.8%
3,875,000		1.375%, 09/28/2020	3,796,590	1.6
5,255,000		2.875%, 09/13/2024	5,286,162	2.2
			9,082,752	3.8

		Federal Home Loan Mortgage Corporation: 4.2%
9,970,000		2.375%, 01/13/2022	9,936,411	4.2

		Federal National Mortgage Association: 5.1%(4)
635,000		1.375%, 02/26/2021	619,701	0.2
4,830,000		1.875%, 09/24/2026	4,501,371	1.9
7,120,000		2.625%, 09/06/2024	7,100,228	3.0
			12,221,300	5.1
		Total U.S. Government Agency Obligations (Cost $31,543,941)	31,240,463	13.1

	Value	Percentage of Net Assets

PURCHASED OPTIONS(5): 0.5%
Total Purchased Options (Cost $1,106,016)	1,240,320	0.5

Total Long-Term Investments (Cost $239,806,943)	235,918,446	98.9

See Accompanying Notes to Financial Statements

33

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
2,735,840	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $2,735,840)	$2,735,840	1.1
		Total Short-Term Investments (Cost $2,735,840)	2,735,840	1.1
		Total Investments in Securities (Cost $242,542,783)	$238,654,286	100.0
		Liabilities in Excess of Other Assets	(95,207)	—
		Net Assets	$238,559,079	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

EUR EU Euro
GBP British Pound
NZD New Zealand Dollar
Reference Rate Abbreviations:
US0003M 3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Purchased Options	$34,344	$1,205,976	$—	$1,240,320
Corporate Bonds/Notes	—	63,210,285	—	63,210,285
U.S. Treasury Obligations	—	123,592,688	—	123,592,688
U.S. Government Agency Obligations	—	31,240,463	—	31,240,463
Foreign Government Bonds	—	16,634,690	—	16,634,690
Short-Term Investments	2,735,840	—	—	2,735,840
Total Investments, at fair value	$2,770,184	$235,884,102	$—	$238,654,286
Other Financial Instruments+
Centrally Cleared Swaps	—	846,856	—	846,856
Forward Foreign Currency Contracts	—	171,440	—	171,440
Futures	671,343	—	—	671,343
OTC Swaps	—	1,242,849	—	1,242,849
Total Assets	$3,441,527	$238,145,247	$—	$241,586,774
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,470,827)	$—	$(2,470,827)
Forward Foreign Currency Contracts	—	(169,016)	—	(169,016)
Futures	(379,519)	—	—	(379,519)
Written Options	(43,806)	(1,075,629)	—	(1,119,435)
Total Liabilities	$(423,325)	$(3,715,472)	$—	$(4,138,797)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

34

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	480,532	EUR	420,000	ANZ Bank	03/20/19	$(3,791)
USD	71,053	GBP	56,000	Bank of America N.A.	02/05/19	(447)
GBP	462,000	USD	592,693	Barclays Bank PLC	02/05/19	(2,816)
MXN	12,693,293	USD	615,000	Citibank N.A.	01/31/19	27,873
USD	615,000	MXN	12,550,059	Citibank N.A.	01/31/19	(20,619)
AUD	340,000	JPY	27,584,846	Citibank N.A.	03/20/19	(13,441)
EUR	210,000	AUD	332,610	Citibank N.A.	03/20/19	7,580
AUD	332,722	GBP	190,000	Citibank N.A.	03/20/19	(8,416)
MXN	12,748,151	USD	615,000	Deutsche Bank AG	01/31/19	30,651
USD	42,325	JPY	4,777,666	Deutsche Bank AG	02/05/19	(1,381)
USD	42,409	JPY	4,777,666	Deutsche Bank AG	02/05/19	(1,298)
USD	2,208	JPY	247,000	Goldman Sachs International	02/05/19	(51)
CAD	330,000	JPY	27,733,708	Goldman Sachs International	03/20/19	(12,447)
USD	250,000	JPY	28,072,700	Goldman Sachs International	03/20/19	(7,713)
USD	240,000	CAD	320,706	Goldman Sachs International	03/20/19	4,666
JPY	26,986,402	EUR	210,000	HSBC Bank PLC	03/20/19	5,579
USD	1,047,875	GBP	819,000	JPMorgan Chase Bank N.A.	02/05/19	2,184
USD	615,000	MXN	12,634,683	Morgan Stanley & Co. International PLC	01/31/19	(24,905)
USD	4,138,701	NZD	6,024,000	National Australia Bank	02/05/19	92,907
USD	42,163	JPY	4,777,666	National Australia Bank	02/05/19	(1,543)
USD	8,861,609	EUR	7,773,000	UBS AG	02/05/19	(70,148)
						$2,424

At December 31, 2018, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Euro-Schatz	58	03/07/19	$7,438,811	$5,723
U.S. Treasury 10-Year Note	22	03/20/19	2,684,344	36,591
U.S. Treasury 5-Year Note	315	03/29/19	36,126,562	525,900
U.S. Treasury Ultra Long Bond	15	03/20/19	2,409,844	100,863
			$48,659,561	$669,077
Short Contracts:
Euro-Bund	(48)	03/07/19	(8,994,054)	(48,828)
Euro-Buxl® 30-year German Government Bond	(8)	03/07/19	(1,655,564)	(24,740)
Euro-OAT	(26)	03/07/19	(4,492,260)	2,266
Long Gilt	(30)	03/27/19	(4,709,774)	(25,906)
Long-Term Euro-BTP	(11)	03/07/19	(1,610,949)	(59,450)
Short-Term Euro-BTP	(15)	03/07/19	(1,902,863)	(15,569)
U.S. Treasury 2-Year Note	(41)	03/29/19	(8,704,813)	(25,201)
U.S. Treasury Long Bond	(4)	03/20/19	(584,000)	(10,882)
U.S. Treasury Ultra 10-Year Note	(56)	03/20/19	(7,284,375)	(168,943)
			$(39,938,652)	$(377,253)

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.364%	Annual	12/21/22	EUR	840,000	$1,269	$1,248
Pay	6-month EUR-EURIBOR	Semi-Annual	0.761	Annual	02/15/28	EUR	300,000	552	547
Pay	6-month EUR-EURIBOR	Semi-Annual	0.782	Annual	02/15/28	EUR	550,000	2,156	2,147
Pay	6-month EUR-EURIBOR	Semi-Annual	0.799	Annual	02/15/28	EUR	850,000	4,768	4,733
Pay	6-month EUR-EURIBOR	Semi-Annual	0.815	Annual	02/15/28	EUR	1,350,000	9,801	9,726
Pay	6-month EUR-EURIBOR	Semi-Annual	0.827	Annual	02/15/28	EUR	3,615,000	30,627	30,361
Pay	6-month EUR-EURIBOR	Semi-Annual	0.878	Annual	08/28/28	EUR	160,000	1,787	1,725
Pay	6-month JPY-LIBOR	Semi-Annual	0.129	Semi-Annual	04/26/23	JPY	1,264,590,000	57,248	55,848
Pay	3-month USD-LIBOR	Quarterly	3.289	Semi-Annual	10/08/20	USD	2,590,000	16,630	16,589
Pay	3-month USD-LIBOR	Quarterly	3.070	Semi-Annual	11/22/21	USD	11,050,000	111,394	110,840

See Accompanying Notes to Financial Statements

35

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	3.019	Semi-Annual	12/03/21	USD	800,000	$7,323	$7,310
Pay	3-month USD-LIBOR	Quarterly	3.025	Semi-Annual	12/03/21	USD	800,000	7,414	7,401
Pay	3-month USD-LIBOR	Quarterly	2.979	Semi-Annual	12/06/21	USD	40,000	337	336
Pay	3-month USD-LIBOR	Quarterly	2.891	Semi-Annual	12/10/21	USD	810,000	5,475	5,462
Pay	3-month USD-LIBOR	Quarterly	2.925	Semi-Annual	12/10/21	USD	1,620,000	12,013	11,986
Pay	3-month USD-LIBOR	Quarterly	2.782	Semi-Annual	12/12/21	USD	610,000	2,878	2,868
Pay	3-month USD-LIBOR	Quarterly	2.816	Semi-Annual	12/12/21	USD	810,000	4,346	4,332
Pay	3-month USD-LIBOR	Quarterly	2.823	Semi-Annual	12/12/21	USD	600,000	3,293	3,283
Pay	3-month USD-LIBOR	Quarterly	2.847	Semi-Annual	12/17/21	USD	800,000	4,771	4,757
Pay	3-month USD-LIBOR	Quarterly	2.806	Semi-Annual	12/19/21	USD	800,000	4,172	4,158
Pay	3-month USD-LIBOR	Quarterly	2.751	Semi-Annual	12/20/21	USD	1,200,000	4,989	4,969
Pay	3-month USD-LIBOR	Quarterly	2.711	Semi-Annual	12/23/21	USD	1,600,000	5,465	5,438
Pay	3-month USD-LIBOR	Quarterly	2.588	Semi-Annual	12/30/21	USD	795,000	893	879
Pay	3-month USD-LIBOR	Quarterly	2.642	Semi-Annual	12/30/21	USD	800,000	1,726	1,712
Pay	3-month USD-LIBOR	Quarterly	2.594	Semi-Annual	12/31/21	USD	400,000	498	491
Pay	3-month USD-LIBOR	Quarterly	2.597	Semi-Annual	12/31/21	USD	400,000	521	514
Pay	3-month USD-LIBOR	Quarterly	2.527	Semi-Annual	01/03/22	USD	395,000	—	(7)
Pay	3-month USD-LIBOR	Quarterly	3.124	Semi-Annual	10/06/22	USD	10,560,000	(125,905)	(130,708)
Pay	3-month USD-LIBOR	Quarterly	2.834	Semi-Annual	12/17/22	USD	510,600	3,287	3,278
Pay	3-month USD-LIBOR	Quarterly	2.633	Semi-Annual	12/22/22	USD	1,087,500	2,923	2,905
Pay	3-month USD-LIBOR	Quarterly	2.639	Semi-Annual	12/22/22	USD	1,230,000	3,444	3,423
Pay	3-month USD-LIBOR	Quarterly	2.654	Semi-Annual	12/22/22	USD	1,087,500	3,348	3,329
Pay	3-month USD-LIBOR	Quarterly	2.697	Semi-Annual	12/22/22	USD	410,000	1,586	1,579
Pay	3-month USD-LIBOR	Quarterly	2.734	Semi-Annual	12/22/22	USD	1,640,000	7,485	7,457
Pay	1-day Overnight Fed Funds Effective Rate	Annual	2.675	Annual	05/31/23	USD	5,230,000	83,423	83,328
Pay	3-month USD-LIBOR	Quarterly	3.271	Semi-Annual	10/08/24	USD	790,000	(25,218)	(25,232)
Pay	3-month USD-LIBOR	Quarterly	2.978	Semi-Annual	07/19/26	USD	3,980,000	10,626	10,559
Pay	3-month USD-LIBOR	Quarterly	3.048	Semi-Annual	12/17/26	USD	566,100	1,768	1,758
Pay	3-month USD-LIBOR	Quarterly	2.831	Semi-Annual	08/15/28	USD	920,000	8,491	8,472
Pay	3-month USD-LIBOR	Quarterly	3.121	Semi-Annual	08/15/28	USD	1,183,000	(39,372)	(40,691)
Pay	3-month USD-LIBOR	Quarterly	3.115	Semi-Annual	10/04/28	USD	250,000	8,371	8,203
Pay	3-month USD-LIBOR	Quarterly	3.250	Semi-Annual	10/09/28	USD	440,000	19,900	19,891
Pay	3-month USD-LIBOR	Quarterly	3.263	Semi-Annual	10/09/28	USD	100,000	4,635	4,633
Pay	3-month USD-LIBOR	Quarterly	3.143	Semi-Annual	11/29/28	USD	2,710,000	98,010	97,954
Pay	3-month USD-LIBOR	Quarterly	2.997	Semi-Annual	02/15/36	USD	530,000	10,393	10,381
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.165)	Annual	12/11/20	EUR	1,310,000	(329)	(354)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.160)	Annual	12/11/20	EUR	2,370,000	(834)	(877)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.135)	Annual	12/11/20	EUR	3,680,000	(3,135)	(3,188)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.420	Annual	12/17/22	EUR	1,420,000	(4,074)	(4,076)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.040	Annual	03/23/28	EUR	745,000	(24,051)	(23,909)
Receive	6-month JPY-LIBOR	Semi-Annual	0.351	Semi-Annual	01/11/28	JPY	106,120,000	(18,670)	(18,515)
Receive	6-month JPY-LIBOR	Semi-Annual	0.320	Semi-Annual	04/27/28	JPY	504,825,000	(73,341)	(71,945)
Receive	3-month NZD-BBR-FRA	Quarterly	2.800	Semi-Annual	03/20/29	NZD	7,315,000	(51,480)	(48,823)
Receive	3-month USD-LIBOR	Quarterly	2.770	Semi-Annual	12/31/20	USD	3,900,000	(8,623)	(8,688)
Receive	3-month USD-LIBOR	Quarterly	2.857	Semi-Annual	12/31/20	USD	4,600,000	(16,916)	(16,994)
Receive	3-month USD-LIBOR	Quarterly	2.889	Semi-Annual	12/16/21	USD	455,000	(3,074)	(3,081)
Receive	3-month USD-LIBOR	Quarterly	3.069	Semi-Annual	10/04/23	USD	50,338	(1,095)	(1,095)
Receive	3-month USD-LIBOR	Quarterly	3.045	Semi-Annual	11/29/23	USD	5,180,000	(110,537)	(110,631)
Receive	3-month USD-LIBOR	Quarterly	2.920	Semi-Annual	07/19/24	USD	7,560,000	(39,531)	(39,657)
Receive	3-month USD-LIBOR	Quarterly	2.872	Semi-Annual	12/16/24	USD	2,280,000	(30,482)	(30,524)
Receive	3-month USD-LIBOR	Quarterly	2.902	Semi-Annual	12/19/24	USD	1,073,000	(4,322)	(4,340)
Receive	3-month USD-LIBOR	Quarterly	2.776	Semi-Annual	12/20/24	USD	500,000	(4,477)	(4,486)
Receive	3-month USD-LIBOR	Quarterly	2.738	Semi-Annual	12/23/24	USD	660,000	(4,755)	(4,767)
Receive	3-month USD-LIBOR	Quarterly	2.913	Semi-Annual	12/07/25	USD	1,775,000	(23,223)	(23,255)
Receive	3-month USD-LIBOR	Quarterly	2.715	Semi-Annual	12/21/25	USD	1,005,000	(4,085)	(4,103)
Receive	3-month USD-LIBOR	Quarterly	3.051	Semi-Annual	07/25/28	USD	310,000	(8,703)	(8,709)
Receive	3-month USD-LIBOR	Quarterly	3.270	Semi-Annual	10/09/28	USD	1,400,000	(65,747)	(65,776)
Receive	3-month USD-LIBOR	Quarterly	3.278	Semi-Annual	10/09/28	USD	180,000	(8,570)	(8,574)
Receive	3-month USD-LIBOR	Quarterly	3.273	Semi-Annual	11/09/28	USD	455,000	(21,569)	(21,578)
Receive	3-month USD-LIBOR	Quarterly	3.053	Semi-Annual	05/15/44	USD	443,000	(14,599)	(14,610)
Receive	3-month USD-LIBOR	Quarterly	3.230	Semi-Annual	05/15/44	USD	2,340,000	(153,384)	(141,290)
								$(320,065)	$(313,673)

See Accompanying Notes to Financial Statements

36

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.974%	At Termination Date	01/15/48	EUR	530,000	$36,923	$36,953
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.983	At Termination Date	06/15/48	EUR	525,000	36,064	35,715
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.900	At Termination Date	12/15/48	EUR	600,000	23,276	23,112
Pay	U.K. RPI All Items Monthly	At Termination Date	3.446	At Termination Date	10/15/23	GBP	1,400,000	30	273
Pay	U.K. RPI All Items Monthly	At Termination Date	3.385	At Termination Date	08/15/28	GBP	2,670,000	(74,280)	(75,229)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.400	At Termination Date	08/15/28	GBP	3,160,000	(80,609)	(81,457)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.500	At Termination Date	09/15/28	GBP	4,845,000	(42,392)	(42,152)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.505	At Termination Date	10/15/28	GBP	1,470,000	(3,172)	(3,045)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.547	At Termination Date	11/15/32	GBP	4,200,000	(8,500)	472
Pay	U.K. RPI All Items Monthly	At Termination Date	3.600	At Termination Date	11/15/42	GBP	2,530,000	72,677	81,509
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.164	At Termination Date	10/30/23	USD	2,695,000	50,109	50,011
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.380	At Termination Date	04/15/23	EUR	4,500,000	(56,357)	(54,683)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.475	At Termination Date	09/15/23	GBP	2,590,000	8,026	7,579
Receive	U.K. RPI All Items Monthly	At Termination Date	3.450	At Termination Date	10/15/23	GBP	1,470,000	(415)	(707)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.575	At Termination Date	12/15/23	GBP	1,695,000	(6,255)	(6,318)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.455	At Termination Date	11/15/27	GBP	4,200,000	43,797	38,808
Receive	U.K. RPI All Items Monthly	At Termination Date	3.550	At Termination Date	11/15/47	GBP	2,530,000	(116,596)	(125,772)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.467	At Termination Date	09/15/48	GBP	710,000	8,548	5,614
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.299	At Termination Date	09/28/21	USD	7,100,000	(148,492)	(148,729)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.205	At Termination Date	03/21/22	USD	5,100,000	(96,256)	(96,440)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	(7,304)	(7,546)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.260	At Termination Date	05/03/23	USD	9,000,000	(221,957)	(222,282)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.211	At Termination Date	10/26/23	USD	2,500,000	(52,515)	(52,605)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.248	At Termination Date	03/21/24	USD	4,900,000	(120,980)	(121,166)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.351	At Termination Date	09/28/24	USD	7,400,000	(233,851)	(234,133)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.361	At Termination Date	09/28/25	USD	6,150,000	(215,991)	(216,225)

See Accompanying Notes to Financial Statements

37

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD	1,600,000	$(25,337)	$(25,398)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.249	At Termination Date	10/30/28	USD	2,695,000	(76,347)	(76,457)
								$(1,308,156)	$(1,310,298)

At December 31, 2018, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.375%	At Termination Date	01/15/20	USD	16,000,000	$238,729	$—	$238,729
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.437	At Termination Date	01/15/21	USD	22,000,000	396,541	—	396,541
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515	At Termination Date	01/15/22	USD	16,000,000	298,081	—	298,081
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	10,250,000	209,755	—	209,755
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	99,743	—	99,743
									$1,242,849	$—	$1,242,849

At December 31, 2018, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
90-Day Eurodollar	Call	03/18/19	97.38 USD	24	5,837,400	$6,637	$1,950
90-Day Eurodollar	Call	06/17/19	97.75 USD	73	17,759,988	5,587	3,194
90-Day Eurodollar	Call	03/16/20	97.75 USD	73	17,783,712	12,430	29,200
						$24,654	$34,344

At December 31, 2018, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
90-Day Eurodollar	Call	03/15/19	97.25 USD	16	3,891,600	$6,375	$(13,800)
90-Day Eurodollar	Call	06/17/19	97.88 USD	73	17,759,987	3,538	(2,281)
90-Day Eurodollar	Call	03/16/20	97.88 USD	73	17,783,712	9,926	(23,725)
U.S. Treasury 10-Year Note	Put	02/22/19	120.00 USD	6	732,094	1,585	(938)
U.S. Treasury 10-Year Note	Call	02/22/19	122.00 USD	4	488,063	2,182	(3,062)
						$23,606	$(43,806)

At December 31, 2018, the following over-the-counter purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	$26,505	$32,984
Call on 10-year Interest Rate Swap(1)	Citibank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	493	554
Call on 10-year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.040%	3-month USD-LIBOR	08/31/21	USD	489,000	19,413	24,016
Call on 10-year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	11,075

See Accompanying Notes to Financial Statements

38

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 1-year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.950%	3-month USD-LIBOR	01/21/20	USD	24,420,000	$63,451	$121,918
Call on 1-year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.950%	3-month USD-LIBOR	01/30/20	USD	11,940,000	26,503	60,200
Call on 20-year Interest Rate Swap(2)	Goldman Sachs International	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	678
Call on 20-Year interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	39,400,000	12,334	15,532
Call on 30-year Interest Rate Swap(1)	Citibank N.A.	Receive	3.113%	3-month USD-LIBOR	04/26/23	USD	10,000	1,110	1,264
Call on 30-year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.113%	3-month USD-LIBOR	04/26/23	USD	115,000	11,713	14,540
Call on 5-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.081%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,601	59,279
Call on 5-Year Interest Rate Swap(1)	Citibank N.A.	Receive	3.175%	3-month USD-LIBOR	10/29/19	USD	2,140,000	27,071	67,151
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.075%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,653	58,820
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.095%	3-month USD-LIBOR	11/27/20	USD	3,720,000	70,122	120,677
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.208%	3-month USD-LIBOR	10/25/19	USD	2,140,000	26,001	69,583
Call on 5-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.250%	3-month USD-LIBOR	10/16/20	USD	3,755,000	68,106	139,706
Call on 5-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.090%	3-month USD-LIBOR	11/27/19	USD	4,210,000	54,204	119,737
Put on 10-year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.100%	6-month JPY-LIBOR	06/29/22	JPY	1,385,780,000	188,508	73,387
Put on 10-year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	25,686
Put on 10-year Interest Rate Swap(4)	Citibank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	461	484
Put on 10-year Interest Rate Swap(4)	Goldman Sachs International	Pay	3.040%	3-month USD-LIBOR	08/31/21	USD	489,000	19,413	15,359
Put on 10-year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	9,677
Put on 20-year Interest Rate Swap(3)	Goldman Sachs International	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	360
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	39,400,000	12,334	8,254
Put on 30-year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.800%	3-month USD-LIBOR	06/07/21	USD	830,000	32,380	19,204
Put on 30-year Interest Rate Swap(4)	Citibank N.A.	Pay	3.113%	3-month USD-LIBOR	04/26/23	USD	10,000	929	826
Put on 30-year Interest Rate Swap(4)	Goldman Sachs International	Pay	3.113%	3-month USD-LIBOR	04/26/23	USD	115,000	11,713	9,500
Put on 5-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	3.081%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,601	8,733
Put on 5-Year interest Rate Swap(4)	Citibank N.A.	Pay	3.175%	3-month USD-LIBOR	10/29/19	USD	2,140,000	27,071	6,338
Put on 5-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.075%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,654	8,858
Put on 5-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.095%	3-month USD-LIBOR	11/27/20	USD	3,720,000	70,122	38,032
Put on 5-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.208%	3-month USD-LIBOR	10/25/19	USD	2,140,000	26,001	5,737
Put on 5-Year interest Rate Swap(4)	Goldman Sachs International	Pay	3.250%	3-month USD-LIBOR	10/16/20	USD	3,755,000	68,106	28,473
Put on 5-Year interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.090%	3-month USD-LIBOR	11/27/19	USD	4,210,000	54,204	17,492
								$1,075,082	$1,194,114

See Accompanying Notes to Financial Statements

39

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.450%	3-month USD-LIBOR	01/21/20	USD	36,630,000	$42,801	$(86,417)
Call on 1-year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.450%	3-month USD-LIBOR	01/30/20	USD	17,910,000	17,309	(43,218)
Call on 1-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.450%	3-month USD-LIBOR	04/16/20	USD	17,600,000	14,432	(52,039)
Call on 2-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.885%	3-month USD-LIBOR	12/06/19	USD	5,160,000	27,187	(49,521)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.783%	3-month USD-LIBOR	12/11/20	USD	3,910,000	32,619	(45,284)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.920%	3-month USD-LIBOR	12/09/19	USD	5,050,000	26,159	(51,133)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	3.066%	3-month USD-LIBOR	11/27/20	USD	3,636,600	29,911	(54,126)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	3.159%	3-month USD-LIBOR	10/29/20	USD	3,780,000	30,429	(60,417)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	6,128	(14,271)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.878%	3-month USD-LIBOR	04/14/20	USD	6,260,000	45,307	(68,885)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	1,420	(2,861)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	1,496	(3,005)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.900%	3-month USD-LIBOR	05/29/20	USD	3,410,000	25,063	(39,689)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,543	(3,062)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.295%	3-month USD-LIBOR	11/07/19	USD	2,540,000	12,541	(39,458)
Call on 2-Year interest Rate Swap(4)	Goldman Sachs International	Pay	2.888%	3-month USD-LIBOR	04/14/20	USD	6,270,000	45,301	(69,792)
Call on 2-Year interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.065%	3-month USD-LIBOR	11/27/20	USD	7,383,400	60,692	(109,797)
Call on 2-Year interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.271%	3-month USD-LIBOR	11/09/20	USD	1,900,000	14,820	(33,521)
Put on 10-Year interest Rate Swap(5)	Deutsche Bank AG	Receive	1.650%	6-month EUR-EURIBOR	02/21/19	EUR	4,490,000	51,338	(5)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.870%	3-month USD-LIBOR	06/07/21	USD	1,770,000	34,676	(18,786)
Put on 10-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.900%	3-month USD-LIBOR	04/16/19	USD	80,000	2,245	(491)
Put on 10-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.900%	3-month USD-LIBOR	04/16/19	USD	1,950,000	51,200	(11,968)
Put on 2-year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.500%	3-month USD-LIBOR	08/24/20	USD	3,560,000	12,015	(5,427)
Put on 2-year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.300%	3-month USD-LIBOR	09/06/19	USD	2,660,000	6,304	(1,128)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.550%	6-month EUR-EURIBOR	12/21/20	EUR	1,790,000	6,492	(5,757)
Put on 2-Year interest Rate Swap(5)	JPMorgan Chase Bank N.A.	Receive	0.600%	6-month EUR-EURIBOR	12/14/20	EUR	3,790,000	14,342	(10,759)
Put on 2-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.885%	3-month USD-LIBOR	12/06/19	USD	5,160,000	27,187	(12,107)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.783%	3-month USD-LIBOR	12/11/20	USD	3,910,000	32,619	(23,447)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.920%	3-month USD-LIBOR	12/09/19	USD	5,050,000	26,159	(11,000)

See Accompanying Notes to Financial Statements

40

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.066%	3-month USD-LIBOR	11/27/20	USD	3,636,600	$29,911	$(14,499)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.159%	3-month USD-LIBOR	10/29/20	USD	3,780,000	30,429	(12,320)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.250%	3-month USD-LIBOR	12/29/20	USD	3,130,000	11,425	(10,241)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	6,260,000	45,307	(20,472)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	2,205	(866)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.900%	3-month USD-LIBOR	05/29/20	USD	3,410,000	25,063	(11,826)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,985	(760)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	3.295%	3-month USD-LIBOR	11/07/19	USD	2,540,000	12,541	(1,669)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	3.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	9,454	(2,277)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	2,150	(850)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	6,270,000	45,301	(20,115)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.150%	3-month USD-LIBOR	05/05/20	USD	2,100,000	11,602	(4,251)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.350%	3-month USD-LIBOR	05/29/20	USD	2,890,000	10,512	(4,231)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.450%	3-month USD-LIBOR	06/08/20	USD	2,870,000	11,882	(3,572)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.500%	3-month USD-LIBOR	06/15/20	USD	1,820,000	6,780	(2,109)
Put on 2-Year interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.065%	3-month USD-LIBOR	11/27/20	USD	7,383,400	60,692	(29,479)
Put on 2-Year interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.271%	3-month USD-LIBOR	11/09/20	USD	1,900,000	14,820	(5,383)
Put on 5-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.600%	6-month EUR-EURIBOR	06/25/19	EUR	933,000	6,988	(1,224)
								$1,038,782	$(1,073,515)

At December 31, 2018, the following over-the-counter written interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call Option-Max [0, 5-Year Swap Rate)-Exercise Rate]	Goldman Sachs International	0.305%	Pay	02/28/19	USD	7,500,000	$675	$(2,114)
							$675	$(2,114)

At December 31, 2018, the following over-the-counter purchased interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Cost	Fair Value
Call Option-Max [0, 5-Year Swap Rate)-Exercise Rate]	Citibank N.A.	0.115%	Pay	01/25/19	USD	19,620,000	$4,218	$5,669
Call Option-Max [0, 5-Year Swap Rate)-Exercise Rate]	Goldman Sachs International	0.205%	Pay	02/28/19	USD	7,500,000	2,062	6,193
							$6,280	$11,862

See Accompanying Notes to Financial Statements

41

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index semi-annually.
(3)	Portfolio pays the exercise rate semi-annually and receives the floating rate index semi-annually.
(4)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(5)	Portfolio receives the exercise rate annually and pays the floating rate index semi-annually.

Currency Abbreviations
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — EU Euro
GBP — British Pound
JPY — Japanese Yen
MXN — Mexican Peso
NZD — New Zealand Dollar
USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,240,320
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	171,440
Interest rate contracts	Net Assets — Unrealized appreciation**	671,343
Interest rate contracts	Net Assets — Unrealized appreciation***	846,856
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,242,849
Total Asset Derivatives		$4,172,808
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$169,016
Interest rate contracts	Net Assets — Unrealized depreciation**	379,519
Interest rate contracts	Net Assets — Unrealized depreciation***	2,470,827
Interest rate contracts	Written options, at fair value	1,119,435
Total Liability Derivatives		$4,138,797

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(52,804)	$450,479	$—	$—	$137,467	$ 535,142
Interest rate contracts	(600,546)	—	(228,678)	3,264,143	158,261	2,593,180
Total	$(653,350)	$450,479	$(228,678)	$3,264,143	$295,728	$3,128,322

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$271,503	$—	$—	$—	$271,503
Interest rate contracts	1,397,414	—	356,170	(4,294,743)	(782,806)	(3,323,965)
Total	$1,397,414	$271,503	$356,170	$(4,294,743)	$(782,806)	$(3,052,462)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

42

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	ANZ Bank	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank PLC	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	National Australia Bank	UBS AG	Totals
Assets:
Purchased options	$—	$—	$219,273	$—	$82,286	$301,707	$238,825	$—	$44,538	$319,347	$—	$—	$1,205,976
Forward foreign currency contracts	—	—	—	—	35,453	30,651	4,666	5,579	2,184	—	92,907	—	171,440
OTC Inflation-linked swaps	—	—	635,270	—	607,579	—	—	—	—	—	—	—	1,242,849
Total Assets	$—	$—	$854,543	$—	$725,318	$332,358	$243,491	$5,579	$46,722	$319,347	$92,907	$—	$2,620,265
Liabilities:
Forward foreign currency contracts	$3,791	$447	$2,816	$—	$42,476	$2,679	$20,211	$—	$—	$24,905	$1,543	$70,148	169,016
Written options	—	—	92,823	—	334,997	221,072	108,162	—	10,759	307,816	—	—	1,075,629
Total Liabilities	$3,791	$447	$95,639	$—	$377,473	$223,751	$128,373	$—	$10,759	$332,721	$1,543	$70,148	$1,244,645
Net OTC derivative instruments by counterparty, at fair value	$(3,791)	$(447)	$758,904	$—	$347,845	$108,607	$115,118	$5,579	$35,963	$(13,374)	$91,364	$(70,148)	1,375,620
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$(758,904)	$—	$(347,845)	$(70,000)	$(115,118)	$—	$(30,000)	$—	$—	$—	$(1,321,867)
Net Exposure(1)(2)	$(3,791)	$(447)	$—	$—	$—	$38,607	$—	$5,579	$5,963	$(13,374)	$91,364	$(70,148)	$53,753

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2018, the Portfolio had received $780,000, $400,000, and $120,000 in cash collateral from Barclays Bank PLC, Citibank N.A. and Goldman Sachs International, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $242,601,250.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,655,224
Gross Unrealized Depreciation	(8,552,053)
Net Unrealized Depreciation	$(4,896,829)

See Accompanying Notes to Financial Statements

43

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 38.4%
		Basic Materials: 1.8%
415,000	(1)	Glencore Funding LLC, 4.625%, 04/29/2024	$412,815	0.2
475,000	(1)	Syngenta Finance NV, 3.698%, 04/24/2020	471,642	0.2
495,000	(1)	Syngenta Finance NV, 3.933%, 04/23/2021	488,484	0.3
325,000	(1)	Syngenta Finance NV, 4.892%, 04/24/2025	307,841	0.2
375,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	372,188	0.2
1,375,000		Other Securities	1,365,196	0.7
			3,418,166	1.8

		Communications: 5.5%
1,900,000		AT&T, Inc., 3.000%–5.150%, 03/15/2022–03/15/2042	1,868,849	1.0
1,500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%–4.908%, 07/23/2020–07/23/2025	1,501,398	0.8
1,735,000		Comcast Corp., 3.150%–4.250%, 04/15/2024–10/15/2030	1,748,813	0.9
1,191,000		Verizon Communications, Inc., 4.329%, 09/21/2028	1,198,991	0.6
567,000		Verizon Communications, Inc., 4.125%–5.250%, 03/16/2037–04/15/2049	571,692	0.3
350,000	(1)	Wind Tre SpA, 5.000%, 01/20/2026	290,066	0.1
3,548,000		Other Securities	3,552,192	1.8
			10,732,001	5.5

		Consumer, Cyclical: 0.7%
1,250,000		Other Securities	1,254,252	0.7

		Consumer, Non-cyclical: 5.4%
150,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	140,078	0.1
250,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	232,646	0.1
900,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%–4.600%, 04/13/2028–04/15/2048	857,260	0.4
200,000	(1)	Bacardi Ltd., 5.300%, 05/15/2048	181,416	0.1
200,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	202,500	0.1
350,000	(1)	Bayer US Finance II LLC, 3.875%, 12/15/2023	344,010	0.2
525,000	(1)	Bayer US Finance II LLC, 4.250%, 12/15/2025	511,959	0.3
500,000	(1)	Bayer US Finance II LLC, 4.375%, 12/15/2028	478,620	0.2

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
475,000		Becton Dickinson and Co., 3.678%, (US0003M + 0.875%), 12/29/2020	$470,360	0.2
925,000		Becton Dickinson and Co., 2.894%–4.685%, 06/06/2022–06/06/2047	887,554	0.5
900,000	(1)	Cigna Corp., 3.750%, 07/15/2023	897,874	0.5
400,000		Constellation Brands, Inc., 3.209%, (US0003M + 0.700%), 11/15/2021	395,370	0.2
1,575,000		CVS Health Corp., 3.375%–5.125%, 07/20/2022–03/25/2048	1,535,357	0.8
300,000	(1)	Elanco Animal Health, Inc., 3.912%, 08/27/2021	302,043	0.2
100,000	(1)	Elanco Animal Health, Inc., 4.272%, 08/28/2023	100,013	0.0
350,000	(1)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	338,188	0.2
275,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	274,138	0.1
2,420,000		Other Securities	2,329,068	1.2
			10,478,454	5.4

		Energy: 4.9%
50,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	47,151	0.0
850,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	837,307	0.4
125,000	(1)	Marathon Petroleum Corp., 3.800%, 04/01/2028	117,600	0.1
780,000		Williams Partners L.P., 3.600%–3.900%, 03/15/2022–01/15/2025	764,511	0.4
9,594,000	(2)	Other Securities	7,831,158	4.0
			9,597,727	4.9

		Financial: 14.8%
525,000	(1)	AIB Group PLC, 4.750%, 10/12/2023	520,321	0.3
2,260,000	(3)	Bank of America Corp., 3.248%–6.110%, 04/01/2024–01/29/2037	2,202,495	1.1
375,000	(1)	BNP Paribas SA, 3.375%, 01/09/2025	353,525	0.2
550,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	533,711	0.3
425,000	(1)	BPCE SA, 4.000%, 09/12/2023	418,584	0.2
250,000	(1)	BPCE SA, 4.625%, 09/12/2028	247,101	0.1
575,000		Citibank NA, 3.050%, 05/01/2020	574,301	0.3
1,000,000		Citigroup, Inc., 3.400%–4.600%, 03/09/2026–07/25/2028	952,390	0.5

See Accompanying Notes to Financial Statements

44

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
300,000		Cooperatieve Rabobank UA/NY, 2.938%, (US0003M + 0.430%), 04/26/2021	$298,597	0.2
200,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	209,127	0.1
250,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	241,582	0.1
125,000	(1)	Great-West Lifeco Finance 2018 L.P., 4.047%, 05/17/2028	127,367	0.1
200,000		HSBC Holdings PLC, 3.640%, (US0003M + 1.000%), 05/18/2024	194,908	0.1
1,825,000	(3)	JPMorgan Chase & Co., 2.950%–3.782%, 01/15/2023–01/23/2029	1,738,123	0.9
975,000	(3)	JPMorgan Chase & Co., 4.023%, 12/05/2024	983,893	0.5
4,270,000		Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/2019	4,240,100	2.2
1,000,000		Morgan Stanley, 3.887%, (US0003M + 1.400%), 10/24/2023	995,784	0.5
1,100,000	(3)	Morgan Stanley, 3.700%–4.000%, 04/24/2024–07/23/2025	1,085,126	0.6
200,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/2047	181,832	0.1
175,000	(1)	Nuveen LLC, 4.000%, 11/01/2028	180,652	0.1
350,000		Royal Bank of Canada, 2.910%, (US0003M + 0.390%), 04/30/2021	347,182	0.2
475,000	(1),(3)	Standard Chartered PLC, 4.247%, 01/20/2023	470,930	0.2
250,000	(1)	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/2024	251,917	0.1
100,000	(1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	104,058	0.0
225,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/2021	223,325	0.1
11,352,000		Other Securities	11,077,663	5.7
			28,754,594	14.8

		Industrial: 1.7%
200,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	200,250	0.1
300,000	(1)	Bombardier, Inc., 7.750%, 03/15/2020	305,625	0.2
1,150,000		Northrop Grumman Corp., 2.930%–4.750%, 01/15/2025–06/01/2043	1,089,090	0.6

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
300,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/2022	$296,853	0.1
375,000	(1)	Sealed Air Corp., 5.250%, 04/01/2023	377,813	0.2
150,000		United Technologies Corp., 3.279%, (US0003M + 0.650%), 08/16/2021	149,492	0.1
825,000		Other Securities	798,093	0.4
			3,217,216	1.7

		Technology: 2.3%
1,200,000		Apple, Inc., 2.450%–4.650%, 01/13/2025–02/23/2046	1,142,258	0.6
1,150,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%–3.625%, 01/15/2022–01/15/2025	1,087,951	0.6
475,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	483,809	0.2
225,000	(1)	Microchip Technology, Inc., 3.922%, 06/01/2021	223,316	0.1
400,000	(1)	NXP BV / NXP Funding LLC, 3.875%, 09/01/2022	385,000	0.2
1,200,000		Other Securities	1,185,840	0.6
			4,508,174	2.3

		Utilities: 1.3%
125,000	(1)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	125,889	0.1
50,000	(1)	Alliant Energy Finance LLC, 4.250%, 06/15/2028	49,759	0.0
225,000	(1)	NiSource, Inc., 3.650%, 06/15/2023	225,593	0.1
150,000	(1)	Pacific Gas & Electric Co., 4.250%, 08/01/2023	139,727	0.1
400,000		Sempra Energy, 2.936%, (US0003M + 0.500%), 01/15/2021	393,398	0.2
1,705,000		Other Securities	1,618,381	0.8
			2,552,747	1.3
		Total Corporate Bonds/Notes (Cost $76,625,557)	74,513,331	38.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.1%
262,941	(4)	Fannie Mae REMIC Trust 2011-124 SC, 4.044%, (-1.000*US0001M + 6.550%), 12/25/2041	43,375	0.1
257,353	(4)	Fannie Mae REMIC Trust 2013-131 SA, 3.594%, (-1.000*US0001M + 6.100%), 12/25/2043	35,321	0.0
783,595	(4)	Freddie Mac 4583 ST, 3.545%, (-1.000*US0001M + 6.000%), 05/15/2046	125,020	0.1

See Accompanying Notes to Financial Statements

45

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
439,081	(4)	Freddie Mac REMIC Trust 4320 SD, 3.645%, (-1.000*US0001M + 6.100%), 07/15/2039	$60,234	0.0
288,656	(4)	Freddie Mac Strips Series 304 C45, 3.000%, 12/15/2027	23,224	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 7.156%, (US0001M + 4.650%), 10/25/2028	393,931	0.2
1,053,423	(4)	Ginnie Mae 2015-111 IM, 4.000%, 08/20/2045	178,090	0.1
447,614	(4)	Ginnie Mae 2015-119 SN, 3.780%, (-1.000*US0001M + 6.250%), 08/20/2045	66,262	0.0
411,753	(4)	Ginnie Mae 2016-138 GI, 4.000%, 10/20/2046	68,804	0.1
315,711	(4)	Ginnie Mae Series 2010-20 SE, 3.780%, (-1.000*US0001M + 6.250%), 02/20/2040	48,920	0.0
69,445	(4)	Ginnie Mae Series 2013-134 DS, 3.630%, (-1.000*US0001M + 6.100%), 09/20/2043	10,211	0.0
201,940	(4)	Ginnie Mae Series 2013-152 SG, 3.680%, (-1.000*US0001M + 6.150%), 06/20/2043	29,229	0.0
458,762	(4)	Ginnie Mae Series 2013-181 SA, 3.630%, (-1.000*US0001M + 6.100%), 11/20/2043	68,658	0.0
465,560	(4)	Ginnie Mae Series 2013-183 NI, 4.500%, 10/20/2042	53,856	0.0
665,559	(4)	Ginnie Mae Series 2014-132 SL, 3.630%, (-1.000*US0001M + 6.100%), 10/20/2043	79,986	0.1
331,608	(4)	Ginnie Mae Series 2014-133 BS, 3.130%, (-1.000*US0001M + 5.600%), 09/20/2044	41,265	0.0
708,275	(4)	Ginnie Mae Series 2015-110 MS, 3.240%, (-1.000*US0001M + 5.710%), 08/20/2045	85,175	0.1
211,719	(4)	Ginnie Mae Series 2015-159 HS, 3.730%, (-1.000*US0001M + 6.200%), 11/20/2045	30,558	0.0
903,964	(4)	Ginnie Mae Series 2015-95 GI, 4.500%, 07/16/2045	195,561	0.1
455,551	(4)	Ginnie Mae Series 2016-27 IA, 4.000%, 06/20/2045	69,060	0.1
495,458	(4)	Ginnie Mae Series 2016-4 SM, 3.180%, (-1.000*US0001M + 5.650%), 01/20/2046	64,769	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
GBP 323,293		Harben Finance 2017-1X A Plc, 1.689%, (BP0003M + 0.800%), 08/20/2056	$411,726	0.2
GBP 621,210		London Wall Mortgage Capital PLC 2017-FL1 A, 1.737%, (BP0003M + 0.850%), 11/15/2049	785,641	0.4
EUR 370,607	(1),(5)	Magnolia Finance XI DAC, 2.750%, (EUR003M + 2.750%), 04/20/2020	423,987	0.2
GBP 133,222		Ripon Mortgages PLC 1X A1, 1.689%, (BP0003M + 0.800%), 08/20/2056	168,994	0.1
GBP 1,149,042		Ripon Mortgages PLC 1X A2, 1.689%, (BP0003M + 0.800%), 08/20/2056	1,457,571	0.7
250,000	(1)	Station Place Securitization Trust 2015-2 A, 2.990%, (US0001M + 1.050%), 07/15/2019	250,000	0.1
573,415		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 3.157%, (12MTA + 1.000%), 08/25/2046	537,404	0.3
234,480		Other Securities	203,450	0.1
		Total Collateralized Mortgage Obligations (Cost $6,219,567)	6,010,282	3.1

MUNICIPAL BONDS: 1.2%
		California: 0.5%
750,000		Other Securities	1,014,575	0.5

		Illinois: 0.3%
640,000		Other Securities	635,838	0.3

		Minnesota: 0.1%
141,192		Northstar Education Finance, Inc., 1.414%, (US0003M + 0.100%), 04/28/2030	140,634	0.1

		Puerto Rico: 0.3%
810,000	(2)	Other Securities	495,694	0.3
		Total Municipal Bonds (Cost $2,184,215)	2,286,741	1.2

U.S. GOVERNMENT AGENCY OBLIGATIONS(6): 37.6%
		Federal Home Loan Bank: 1.1%
900,000		2.625%, 09/12/2025	886,256	0.4
1,300,000		2.875%, 06/13/2025	1,298,111	0.7
			2,184,367	1.1

		Federal Home Loan Mortgage Corporation: 1.1%(6)
77,385		4.000%, 02/01/2041	79,658	0.0
41,778		4.000%, 02/01/2041	42,909	0.0
1,963,457		4.500%, 08/01/2048	2,060,220	1.1
			2,182,787	1.1

		Federal National Mortgage Association: 17.9%(6)
1,400,000		1.875%, 09/24/2026	1,304,745	0.7
822,515		4.000%, 02/01/2048	843,323	0.4

See Accompanying Notes to Financial Statements

46

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS(6): (continued)
		Federal National Mortgage Association: (continued)
1,101,669		4.000%, 03/01/2048	$1,129,586	0.6
966,597		4.000%, 06/01/2048	993,028	0.5
972,456		4.000%, 06/01/2048	998,441	0.5
985,160		4.000%, 07/01/2048	1,010,210	0.5
23,000,000	(7)	4.500%, 01/25/2039	23,831,383	12.3
1,000,000	(7)	5.000%, 01/13/2040	1,047,943	0.5
3,503,048		4.000%–4.500%, 04/01/2045–02/01/2048	3,627,990	1.9
			34,786,649	17.9

		Government National Mortgage Association: 17.5%
2,336,870		4.000%, 10/20/2043	2,412,084	1.3
951,148		4.500%, 02/20/2048	987,487	0.5
1,000,100		4.500%, 04/20/2048	1,036,202	0.5
1,999,999		4.500%, 06/20/2048	2,072,564	1.1
10,871,434		4.500%, 07/20/2048	11,262,725	5.8
5,978,369		4.500%, 08/20/2048	6,193,547	3.2
3,984,541		4.500%, 10/20/2048	4,127,626	2.1
1,996,072		4.500%, 11/20/2048	2,068,318	1.1
3,000,000	(7)	5.000%, 01/01/2049	3,121,467	1.6
642,718		4.000%, 07/20/2045–10/20/2045	661,720	0.3
			33,943,740	17.5
		Total U.S. Government Agency Obligations (Cost $73,090,037)	73,097,543	37.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.7%
800,000	(1)	Exantas Capital Corp. 2018-RSO6 A Ltd., 3.285%, (US0001M + 0.830%), 06/15/2035	786,102	0.4
583,165	(1)	TPG Real Estate Finance 2018-FL-1 A Issuer Ltd., 3.205%, (US0001M + 0.750%), 02/15/2035	575,549	0.3
		Total Commercial Mortgage-Backed Securities (Cost $1,383,165)	1,361,651	0.7

U.S. TREASURY OBLIGATIONS: 5.5%
		Treasury Inflation Indexed Protected Securities: 2.5%
4,926,382		0.750%, 07/15/2028	4,825,865	2.5

		U.S. Treasury Notes: 0.6%
1,200,000		2.875%, 08/15/2028	1,219,645	0.6

		U.S. Treasury STRIP: 2.4%
1,930,000	(4),(8),(9)	2.940%, 02/15/2036	1,174,838	0.6
700,000	(4),(8),(9)	2.960%, 08/15/2036	418,476	0.2
2,930,000	(4)	3.040%, 02/15/2040	1,554,750	0.8
1,470,000	(4)	3.060%, 11/15/2040	760,841	0.4
1,470,000	(4)	3.090%, 08/15/2041	738,832	0.4
			4,647,737	2.4
		Total U.S. Treasury Obligations (Cost $10,806,251)	10,693,247	5.5

ASSET-BACKED SECURITIES: 16.5%
		Other Asset-Backed Securities: 9.1%
1,000,000	(1)	Catamaran CLO 2013-1A AR Ltd., 3.359%, (US0003M + 0.850%), 01/27/2028	$984,080	0.5
2,250,000	(1)	CBAM 2018-5A A Ltd., 3.469%, (US0003M + 1.020%), 04/17/2031	2,223,153	1.1
1,300,000	(1)	Crown Point CLO III Ltd. 2015-3A A1AR, 3.346%, (US0003M + 0.910%), 12/31/2027	1,284,328	0.7
876,244	(1)	Cutwater 2014-1A A1AR, 3.686%, (US0003M + 1.250%), 07/15/2026	875,433	0.5
800,000	(1)	KREF 2018-FL1 A Ltd., 3.402%, (US0001M + 1.100%), 06/15/2036	787,635	0.4
1,600,000	(1)	Madison Park Funding XXX Ltd. 2018-30A A, 3.186%, (US0003M + 0.750%), 04/15/2029	1,560,402	0.8
1,050,000	(1)	OCP CLO 2015-9A A1R Ltd., 3.236%, (US0003M + 0.800%), 07/15/2027	1,040,769	0.5
2,000,000	(1)	OFSI Fund VII Ltd. 2014-7A AR, 3.345%, (US0003M + 0.900%), 10/18/2026	1,987,300	1.0
600,000	(1)	Orec 2018-CRE1 A Ltd., 3.487%, (US0001M + 1.180%), 06/15/2036	591,731	0.3
349,995	(1)	Ready Capital Mortgage Financing 2018-FL2 A LLC, 3.356%, (US0001M + 0.850%), 06/25/2035	347,624	0.2
2,150,000	(1)	Saranac CLO Ltd 2014-2A A1AR, 3.875%, (US0003M + 1.230%), 11/20/2029	2,125,144	1.1
1,000,000		Soundview Home Loan Trust 2005-2 M6, 3.586%, (US0001M + 1.080%), 07/25/2035	1,011,163	0.5
975,000	(1)	TPG Real Estate Finance 2018-FL2 A Issuer Ltd., 3.585%, (US0001M + 1.130%), 11/15/2037	964,335	0.5
709,281	(1)	Trinitas CLO II Ltd. 2014-2A A1R, 3.616%, (US0003M + 1.180%), 07/15/2026	706,329	0.4
1,110,000	(1)	Tryon Park CLO Ltd. 2013-1A A1SR, 3.326%, (US0003M + 0.890%), 04/15/2029	1,090,181	0.6
			17,579,607	9.1

See Accompanying Notes to Financial Statements

47

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 7.4%
1,019,865	(1)	Academic Loan Funding Trust 2012-1A A2, 3.606%, (US0001M + 1.100%), 12/27/2044	$1,025,892	0.5
144,590	(1)	Bank of America Student Loan Trust 2010-1A A, 3.290%, (US0003M + 0.800%), 02/25/2043	145,322	0.1
690,747	(1)	ECMC Group Student Loan Trust 2016-1, 3.856%, (US0001M + 1.350%), 07/26/2066	701,275	0.4
489,931	(1)	Edsouth Indenture No 9 LLC 2015-1 A, 3.306%, (US0001M + 0.800%), 10/25/2056	490,415	0.2
1,100,000	(1)	EFS Volunteer No 2 LLC 2012-1 A2, 3.856%, (US0001M + 1.350%), 03/25/2036	1,121,046	0.6
650,000	(1)	EFS Volunteer No 3 LLC 2012-1 A3, 3.506%, (US0001M + 1.000%), 04/25/2033	653,931	0.3
600,000		Montana Higher Education Student Assistance Corp. 2012-1 A3, 3.520%, (US0001M + 1.050%), 07/20/2043	601,850	0.3
1,472,057	(1)	Navient Student Loan Trust 2016-5A A, 3.756%, (US0001M + 1.250%), 06/25/2065	1,484,797	0.7
715,148	(1)	Navient Student Loan Trust 2016-7 A, 3.656%, (US0001M + 1.150%), 03/25/2066	718,429	0.4
1,100,000	(1)	Nelnet Student Loan Trust 2006-2 A7, 3.070%, (US0003M + 0.580%), 01/26/2037	1,084,906	0.6
726,774	(1)	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 3.656%, (US0001M + 1.150%), 09/25/2065	736,031	0.4
240,075	(1)	Scholar Funding Trust 2010-A A, 3.259%, (US0003M + 0.750%), 10/28/2041	237,341	0.1
548,595	(1)	SLM Student Loan Trust 2003-1 A5A, 2.898%, (US0003M + 0.110%), 12/15/2032	525,273	0.3
713,709	(1)	SLM Student Loan Trust 2003-7A A5A, 3.988%, (US0003M + 1.200%), 12/15/2033	718,476	0.4
494,301		SLM Student Loan Trust 2005-4 A3, 2.610%, (US0003M + 0.120%), 01/25/2027	492,065	0.2

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
242,343		SLM Student Loan Trust 2007-1 A5, 2.580%, (US0003M + 0.090%), 01/26/2026	$241,610	0.1
750,000		SLM Student Loan Trust 2007-2 A4, 2.550%, (US0003M + 0.060%), 07/25/2022	729,906	0.4
364,730		SLM Student Loan Trust 2007-7 A4, 2.820%, (US0003M + 0.330%), 01/25/2022	358,394	0.2
132,421		SLM Student Loan Trust 2008-2 A3, 3.240%, (US0003M + 0.750%), 04/25/2023	131,313	0.0
364,776		SLM Student Loan Trust 2008-4 A4, 4.140%, (US0003M + 1.650%), 07/25/2022	369,603	0.2
999,963		SLM Student Loan Trust 2008-5 A4, 4.190%, (US0003M + 1.700%), 07/25/2023	1,016,732	0.5
517,786		SLM Student Loan Trust 2008-6 A4, 3.590%, (US0003M + 1.100%), 07/25/2023	522,039	0.3
349,384		SLM Student Loan Trust 2008-8 A4, 3.990%, (US0003M + 1.500%), 04/25/2023	355,778	0.2
			14,462,424	7.4
		Total Asset-Backed Securities (Cost $32,022,821)	32,042,031	16.5

FOREIGN GOVERNMENT BONDS: 2.3%
1,375,000		Israel Government AID Bond, 5.500%, 09/18/2023	1,546,767	0.8
1,039,000		Israel Government AID Bond, 5.500%, 12/04/2023	1,169,561	0.6
12,926,300	(2)	Other Securities	1,727,522	0.9
		Total Foreign Government Bonds (Cost $4,866,003)	4,443,850	2.3
		Total Long-Term Investments (Cost $207,197,616)	204,448,676	105.3

SHORT-TERM INVESTMENTS: 10.0%
		Commercial Paper: 1.2%
629,000		Bell Canada, 2.800%, 01/22/2019	627,944	0.4
420,000		VW Credit, Inc., 2.700%, 01/07/2019	419,780	0.2
420,000		VW Credit, Inc., 2.700%, 01/08/2019	419,748	0.2
750,000		VW Credit, Inc., 3.200%, 03/20/2019	744,886	0.4
			2,212,358	1.2

See Accompanying Notes to Financial Statements

48

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 8.8%
17,156,977	(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $17,156,977)	$17,156,977	8.8
		Total Short-Term Investments (Cost $19,370,050)	19,369,335	10.0

		Total Investments in Securities (Cost $226,567,666)	$223,818,011	115.3
		Liabilities in Excess of Other Assets	(29,659,410)	(15.3)
		Net Assets	$194,158,601	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	The grouping contains securities in default.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Settlement is on a when-issued or delayed-delivery basis.
(8)	Separate Trading of Registered Interest and Principal of Securities
(9)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.
(10)	Rate shown is the 7-day yield as of December 31, 2018.

EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
BP0003M	3-month GBP-LIBOR
EUR003M	3-month EURIBOR
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$74,513,331	$—	$74,513,331
Collateralized Mortgage Obligations	—	5,586,295	423,987	6,010,282
Municipal Bonds	—	2,286,741	—	2,286,741
Commercial Mortgage-Backed Securities	—	1,361,651	—	1,361,651
U.S. Treasury Obligations	—	10,693,247	—	10,693,247
Asset-Backed Securities	—	32,042,031	—	32,042,031
U.S. Government Agency Obligations	—	73,097,543	—	73,097,543
Foreign Government Bonds	—	4,443,850	—	4,443,850
Short-Term Investments	17,156,977	2,212,358	—	19,369,335
Total Investments, at fair value	$17,156,977	$206,237,047	$423,987	$223,818,011
Other Financial Instruments+
Centrally Cleared Swaps	—	993,633	—	993,633
Forward Foreign Currency Contracts	—	453,347	—	453,347
Futures	1,027,634	—	—	1,027,634
Total Assets	$18,184,611	$207,684,027	$423,987	$226,292,625

See Accompanying Notes to Financial Statements

49

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(741,021)	$—	$(741,021)
Forward Foreign Currency Contracts	—	(533,412)	—	(533,412)
Futures	(440,297)	—	—	(440,297)
OTC Swaps	—	(124,756)	—	(124,757)
Sales Commitments	—	(8,212,443)	—	(8,212,443)
Total Liabilities	$(440,297)	$(9,611,632)	$—	$(10,051,930)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 471,782	BRL 1,840,892	Bank of America N.A.	01/03/19	$(3,195)
IDR 8,732,385,466	USD 598,109	Bank of America N.A.	01/14/19	7,893
USD 78,320	INR 5,666,479	Bank of America N.A.	01/15/19	(2,879)
USD 3,298,400	GBP 2,576,945	Bank of America N.A.	01/17/19	11,399
USD 80,042	KRW 89,605,400	Bank of America N.A.	01/28/19	(446)
BRL 1,840,892	USD 470,822	Bank of America N.A.	02/04/19	3,211
EUR 407,000	USD 465,466	Bank of America N.A.	02/08/19	2,318
MXN 3,690,020	USD 180,923	Bank of America N.A.	03/20/19	4,623
USD 180,898	JPY 20,343,719	Bank of America N.A.	03/20/19	(5,861)
NOK 3,173,915	EUR 318,988	Bank of America N.A.	03/20/19	480
USD 182,594	GBP 144,137	Bank of America N.A.	03/20/19	(1,808)
NZD 272,154	USD 187,014	Bank of America N.A.	03/20/19	(4,098)
USD 183,355	EUR 158,914	Bank of America N.A.	03/20/19	104
HUF 55,052,136	USD 195,034	Bank of America N.A.	03/20/19	2,486
CAD 243,020	EUR 159,913	Bank of America N.A.	03/20/19	(6,076)
USD 123,095	BRL 479,638	Barclays Bank PLC	01/03/19	(659)
PHP 2,663,582	USD 50,725	Barclays Bank PLC	01/04/19	(70)
USD 1,081,181	PHP 57,114,476	Barclays Bank PLC	01/04/19	(4,996)
MYR 931,567	USD 222,730	Barclays Bank PLC	01/07/19	2,729
TWD 16,609,777	USD 543,052	Barclays Bank PLC	01/07/19	(2,072)
USD 108,648	INR 7,605,351	Barclays Bank PLC	01/07/19	(304)
MYR 754,589	USD 180,957	Barclays Bank PLC	01/07/19	1,670
INR 7,605,351	USD 107,992	Barclays Bank PLC	01/07/19	959
INR 12,752,764	USD 180,967	Barclays Bank PLC	01/15/19	1,776
INR 35,887,922	USD 505,514	Barclays Bank PLC	01/15/19	8,751
INR 5,521,965	USD 77,561	Barclays Bank PLC	01/15/19	1,567
INR 7,980,472	USD 113,909	Barclays Bank PLC	01/15/19	449
INR 7,605,351	USD 108,570	Barclays Bank PLC	01/15/19	412
USD 93,099	KRW 104,700,559	Barclays Bank PLC	01/28/19	(950)
USD 72,044	KRW 80,523,121	Barclays Bank PLC	01/28/19	(287)
RUB 12,053,671	USD 180,998	Barclays Bank PLC	02/21/19	(9,182)
USD 143,953	TRY 795,917	Barclays Bank PLC	03/20/19	(459)
TRY 385,003	USD 69,895	Barclays Bank PLC	03/20/19	(40)
USD 72,042	ZAR 1,035,921	Barclays Bank PLC	03/20/19	698
NOK 1,572,781	USD 179,969	Barclays Bank PLC	03/20/19	2,546
EUR 153,066	SEK 1,552,817	Barclays Bank PLC	03/20/19	225
EUR 319,063	CAD 492,719	Barclays Bank PLC	03/20/19	6,371
USD 175,151	SEK 1,544,578	Barclays Bank PLC	03/20/19	(197)
EUR 160,087	GBP 144,781	Barclays Bank PLC	03/20/19	(622)
USD 79,507	CNH 548,668	Barclays Bank PLC	03/20/19	(360)
USD 181,961	GBP 142,986	Barclays Bank PLC	03/20/19	(968)
JPY 40,764,684	USD 363,092	Barclays Bank PLC	03/20/19	11,135

See Accompanying Notes to Financial Statements

50

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 407,953	USD 520,833	Barclays Bank PLC	03/20/19	$1,082
JPY 20,254,575	USD 181,050	Barclays Bank PLC	03/20/19	4,891
HUF 51,654,144	EUR 160,075	Barclays Bank PLC	03/20/19	738
PLN 1,807,423	EUR 417,873	Barclays Bank PLC	03/20/19	1,967
USD 1,434,854	CAD 1,905,953	Barclays Bank PLC	03/20/19	36,269
ZAR 1,038,850	USD 71,988	Barclays Bank PLC	03/20/19	(443)
CZK 13,333,627	EUR 512,548	Barclays Bank PLC	03/20/19	3,896
TRY 595,936	USD 109,061	Barclays Bank PLC	03/20/19	(934)
PHP 9,619,523	USD 181,043	Citibank N.A.	01/04/19	1,897
IDR 3,176,086,128	USD 218,033	Citibank N.A.	01/14/19	2,378
ARS 2,815,706	USD 71,086	Citibank N.A.	01/14/19	2,497
USD 144,954	IDR 2,111,694,971	Citibank N.A.	01/14/19	(1,591)
USD 259,466	MXN 5,387,278	Citibank N.A.	02/07/19	(13,099)
USD 195,118	RUB13,004,896	Citibank N.A.	02/21/19	9,743
RUB 7,245,197	USD 107,992	Citibank N.A.	02/21/19	(4,717)
USD 180,986	RUB 12,072,919	Citibank N.A.	02/21/19	8,896
TRY 386,961	USD 70,105	Citibank N.A.	03/20/19	106
USD 181,092	JPY 20,101,915	Citibank N.A.	03/20/19	(3,448)
JPY 60,301,250	EUR 475,000	Citibank N.A.	03/20/19	5,831
NOK 1,585,883	EUR 159,014	Citibank N.A.	03/20/19	668
EUR 158,090	CZK 4,098,252	Citibank N.A.	03/20/19	(560)
GBP 62,701	EUR 69,316	Citibank N.A.	03/20/19	284
USD 362,652	EUR 317,901	Citibank N.A.	03/20/19	(3,935)
CNH 1,253,743	USD 181,033	Citibank N.A.	03/20/19	1,470
AUD 252,105	NZD 265,174	Citibank N.A.	03/20/19	(422)
SEK 2,909,187	EUR 284,145	Citibank N.A.	03/20/19	2,603
CAD 291,288	USD 217,575	Citibank N.A.	03/20/19	(3,828)
GBP 764,202	USD 979,401	Citibank N.A.	03/20/19	(1,719)
TRY 710,081	USD 124,962	Citibank N.A.	03/20/19	3,876
USD 600,471	JPY 67,153,065	Citibank N.A.	03/20/19	(16,007)
NOK 615,009	USD 72,639	Citibank N.A.	03/20/19	(1,269)
NOK 1,540,653	EUR 158,874	Citibank N.A.	03/20/19	(4,418)
USD 564,083	AUD 764,000	Citibank N.A.	03/20/19	25,254
CAD 724,097	EUR 480,017	Citibank N.A.	03/20/19	(22,190)
CNH 810,612	USD 116,409	Citibank N.A.	03/20/19	1,589
EUR 95,747	NOK 935,377	Citibank N.A.	03/20/19	1,863
USD 367,306	AUD 501,113	Citibank N.A.	03/20/19	13,884
EUR 242,543	NOK 2,366,884	Citibank N.A.	03/20/19	5,021
NOK 3,302,260	EUR 338,685	Citibank N.A.	03/20/19	(7,339)
USD 126,401	COP 407,985,508	Credit Suisse International	01/28/19	940
USD 79,898	TWD 2,457,026	Deutsche Bank AG	01/07/19	(127)
IDR 2,182,643,469	USD 151,995	Deutsche Bank AG	01/14/19	(526)
INR 12,996,274	USD 180,962	Deutsche Bank AG	01/15/19	5,271
INR 6,100,769	USD 86,943	Deutsche Bank AG	01/15/19	480
USD 1,472,600	INR 107,750,110	Deutsche Bank AG	01/15/19	(71,431)
INR 15,445,150	USD 219,909	Deutsche Bank AG	01/15/19	1,416
USD 63,884	TWD 1,961,544	Deutsche Bank AG	01/18/19	(197)
KRW 202,492,337	USD 181,072	Deutsche Bank AG	01/28/19	819
COP 569,890,293	USD 181,090	Deutsche Bank AG	01/28/19	(5,840)
EUR 269,135	USD 307,077	Deutsche Bank AG	02/08/19	2,253
CNH 818,448	USD 119,012	Deutsche Bank AG	03/20/19	126
JPY 40,756,260	USD 361,834	Deutsche Bank AG	03/20/19	12,316
USD 180,131	JPY 19,857,161	Deutsche Bank AG	03/20/19	(2,161)
JPY 40,409,003	USD 362,106	Deutsche Bank AG	03/20/19	8,856
USD 181,123	AUD 251,920	Deutsche Bank AG	03/20/19	3,450
EUR 158,090	HUF 50,889,096	Deutsche Bank AG	03/20/19	(282)
USD 181,063	CNH 1,251,472	Deutsche Bank AG	03/20/19	(1,109)
CNH 1,251,483	USD 181,120	Deutsche Bank AG	03/20/19	1,054
EUR 159,851	USD 183,473	Deutsche Bank AG	03/20/19	859
USD 180,926	CNH 1,240,390	Deutsche Bank AG	03/20/19	367
AUD 549,075	USD 405,837	Deutsche Bank AG	03/20/19	(18,589)
USD 426,770	EUR 373,000	Deutsche Bank AG	03/20/19	(3,354)
AUD 246,987	USD 180,793	Deutsche Bank AG	03/20/19	(6,600)

See Accompanying Notes to Financial Statements

51

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 160,033	PLN 691,700	Deutsche Bank AG	03/20/19	$(622)
BRL 705,874	USD 180,901	JPMorgan Chase Bank N.A.	01/03/19	1,225
PHP 3,499,623	USD 65,979	JPMorgan Chase Bank N.A.	01/04/19	575
PHP 3,758,884	USD 70,853	JPMorgan Chase Bank N.A.	01/04/19	632
USD 180,320	PHP 9,544,314	JPMorgan Chase Bank N.A.	01/04/19	(1,190)
USD 463,569	TWD 14,152,751	JPMorgan Chase Bank N.A.	01/07/19	2,614
USD 396,970	IDR 5,774,627,130	JPMorgan Chase Bank N.A.	01/14/19	(3,772)
USD 181,103	IDR 2,625,756,181	JPMorgan Chase Bank N.A.	01/14/19	(1,117)
USD 181,007	IDR 2,609,488,136	JPMorgan Chase Bank N.A.	01/14/19	(84)
IDR 2,664,008,216	USD 181,081	JPMorgan Chase Bank N.A.	01/14/19	3,793
IDR 7,486,573,911	USD 500,389	JPMorgan Chase Bank N.A.	01/14/19	19,157
TWD 14,152,751	USD 464,177	JPMorgan Chase Bank N.A.	01/18/19	(1,827)
USD 181,053	KRW 201,298,402	JPMorgan Chase Bank N.A.	01/28/19	235
KRW 119,682,367	USD 107,992	JPMorgan Chase Bank N.A.	01/28/19	(486)
KRW 131,559,867	USD 117,517	JPMorgan Chase Bank N.A.	01/28/19	658
COP 1,148,117,808	USD 358,596	JPMorgan Chase Bank N.A.	01/28/19	(5,533)
EUR 589,041	USD 676,011	JPMorgan Chase Bank N.A.	02/08/19	1,000
MXN 5,415,781	USD 271,971	JPMorgan Chase Bank N.A.	03/20/19	353
AUD 250,558	USD 181,172	JPMorgan Chase Bank N.A.	03/20/19	(4,460)
USD 180,993	MXN 3,690,397	JPMorgan Chase Bank N.A.	03/20/19	(4,572)
USD 179,869	MXN 3,620,775	JPMorgan Chase Bank N.A.	03/20/19	(2,195)
NOK 625,094	EUR 62,884	JPMorgan Chase Bank N.A.	03/20/19	25
MXN 3,695,206	USD 180,943	JPMorgan Chase Bank N.A.	03/20/19	4,864
GBP 143,125	EUR 160,140	JPMorgan Chase Bank N.A.	03/20/19	(1,558)
USD 360,729	AUD 493,819	JPMorgan Chase Bank N.A.	03/20/19	12,451
CAD 97,474	JPY 8,128,454	JPMorgan Chase Bank N.A.	03/20/19	(3,094)
PLN 689,156	EUR 160,031	JPMorgan Chase Bank N.A.	03/20/19	(56)
CZK 13,382,392	EUR 513,463	JPMorgan Chase Bank N.A.	03/20/19	5,016
USD 19,702	BRL 76,462	Morgan Stanley & Co. International PLC	01/03/19	(27)
USD 180,983	BRL 696,694	Morgan Stanley & Co. International PLC	01/03/19	1,226
USD 180,903	BRL 705,233	Morgan Stanley & Co. International PLC	01/03/19	(1,057)
BRL 3,093,046	USD 800,064	Morgan Stanley & Co. International PLC	01/03/19	(2,013)
PHP 47,117,177	USD 897,812	Morgan Stanley & Co. International PLC	01/04/19	(1,759)
MYR 756,110	USD 181,088	Morgan Stanley & Co. International PLC	01/10/19	1,928
USD 144,949	IDR 2,104,368,130	Morgan Stanley & Co. International PLC	01/14/19	(1,088)
ARS 14,003,731	USD 358,427	Morgan Stanley & Co. International PLC	01/14/19	7,531
INR 20,630,600	USD 290,000	Morgan Stanley & Co. International PLC	01/15/19	5,631
INR 4,906,760	USD 69,212	Morgan Stanley & Co. International PLC	01/15/19	1,101
USD 528,839	ZAR 7,643,099	Morgan Stanley & Co. International PLC	01/15/19	(1,581)
USD 180,968	INR 13,103,870	Morgan Stanley & Co. International PLC	01/15/19	(6,807)
USD 326,907	KRW 368,015,526	Morgan Stanley & Co. International PLC	01/28/19	(3,667)
USD 895,423	PHP 47,117,177	Morgan Stanley & Co. International PLC	02/04/19	(1,494)
USD 108,972	BRL 420,284	Morgan Stanley & Co. International PLC	02/04/19	748
USD 181,116	BRL 702,623	Morgan Stanley & Co. International PLC	02/04/19	189
BRL 422,812	USD 108,552	Morgan Stanley & Co. International PLC	02/04/19	323
RUB 5,901,105	USD 86,943	Morgan Stanley & Co. International PLC	02/21/19	(2,827)
RUB 6,118,890	USD 91,376	Morgan Stanley & Co. International PLC	02/21/19	(4,156)
RUB 7,816,206	USD 115,812	Morgan Stanley & Co. International PLC	02/21/19	(4,398)
RUB 12,211,680	USD 181,047	Morgan Stanley & Co. International PLC	02/21/19	(6,978)
USD 180,907	RUB 12,095,744	Morgan Stanley & Co. International PLC	02/21/19	8,492
SGD 161,824	USD 119,012	Morgan Stanley & Co. International PLC	03/20/19	(74)
CNH 599,937	USD 86,943	Morgan Stanley & Co. International PLC	03/20/19	388
AUD 101,818	JPY 7,940,253	Morgan Stanley & Co. International PLC	03/20/19	(1,083)
USD 179,889	MXN 3,580,816	Morgan Stanley & Co. International PLC	03/20/19	(167)
USD 108,913	CNH 751,238	Morgan Stanley & Co. International PLC	03/20/19	(442)
ZAR 992,537	USD 72,116	Morgan Stanley & Co. International PLC	03/20/19	(3,760)
USD 71,964	TRY 397,438	Morgan Stanley & Co. International PLC	03/20/19	(147)
CAD 452,217	USD 336,402	Morgan Stanley & Co. International PLC	03/20/19	(4,566)
PLN 682,868	USD 181,019	Morgan Stanley & Co. International PLC	03/20/19	1,781
USD 79,786	SGD 109,371	Morgan Stanley & Co. International PLC	03/20/19	(599)
USD 366,490	EUR 318,857	Morgan Stanley & Co. International PLC	03/20/19	(1,200)
CAD 722,230	USD 543,979	Morgan Stanley & Co. International PLC	03/20/19	(14,008)
EUR 308,012	RON 1,447,194	Morgan Stanley & Co. International PLC	03/20/19	(549)

See Accompanying Notes to Financial Statements

52

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 147,235	USD 107,992	Morgan Stanley & Co. International PLC	03/20/19	$223
USD 2,139,744	CNH 14,922,028	Morgan Stanley & Co. International PLC	03/20/19	(32,400)
SGD 159,106	USD 116,409	Morgan Stanley & Co. International PLC	03/20/19	532
EUR 2,711,355	USD 3,112,567	Morgan Stanley & Co. International PLC	03/20/19	14,027
USD 361,964	CAD 480,381	Morgan Stanley & Co. International PLC	03/20/19	9,462
NOK 1,582,053	EUR 157,932	RBC Europe Limited	03/20/19	1,472
EUR 71,850	NOK 712,642	RBC Europe Limited	03/20/19	154
USD 180,027	MXN 3,616,244	RBC Europe Limited	03/20/19	(1,810)
CAD 485,332	USD 361,969	RBC Europe Limited	03/20/19	(5,833)
NOK 1,567,753	EUR 159,835	RBC Europe Limited	03/20/19	(2,382)
NZD 263,150	USD 179,105	RBC Europe Limited	03/20/19	(2,240)
USD 363,612	EUR 317,993	RBC Europe Limited	03/20/19	(3,081)
JPY 20,272,675	USD 181,095	RBC Europe Limited	03/20/19	5,012
NZD 264,153	USD 181,688	RBC Europe Limited	03/20/19	(4,149)
CAD 243,055	EUR 160,058	RBC Europe Limited	03/20/19	(6,217)
CAD 243,996	EUR 159,844	RBC Europe Limited	03/20/19	(5,279)
CAD 241,164	USD 180,986	RBC Europe Limited	03/20/19	(4,020)
USD 181,160	CAD 238,760	RBC Europe Limited	03/20/19	5,958
MXN 2,979,629	USD 145,036	RBC Europe Limited	03/20/19	4,789
AUD 1,066,259	USD 773,320	RBC Europe Limited	03/20/19	(21,316)
GBP 206,737	USD 266,059	State Street Bank and Trust Co.	01/17/19	(2,358)
USD 1,788,374	EUR 1,552,974	State Street Bank and Trust Co.	02/08/19	3,472
USD 1,252,970	EUR 1,088,045	State Street Bank and Trust Co.	02/08/19	2,432
GBP 138,066	USD 176,540	State Street Bank and Trust Co.	03/20/19	95
CAD 104,869	USD 77,181	State Street Bank and Trust Co.	03/20/19	(228)
USD 77,287	SEK 687,195	State Street Bank and Trust Co.	03/20/19	(727)
USD 181,022	JPY 19,983,862	State Street Bank and Trust Co.	03/20/19	(2,434)
SEK 1,631,533	EUR 158,955	State Street Bank and Trust Co.	03/20/19	1,920
NOK 1,581,240	EUR 158,934	State Street Bank and Trust Co.	03/20/19	222
NOK 1,590,563	EUR 160,144	State Street Bank and Trust Co.	03/20/19	(91)
NOK 1,570,468	EUR 159,946	State Street Bank and Trust Co.	03/20/19	(2,195)
USD 439,237	EUR 382,858	State Street Bank and Trust Co.	03/20/19	(2,256)
AUD 503,610	EUR 318,024	State Street Bank and Trust Co.	03/20/19	(11,546)
GBP 144,885	EUR 158,918	State Street Bank and Trust Co.	03/20/19	2,103
NOK 5,411,512	EUR 555,089	State Street Bank and Trust Co.	03/20/19	(12,116)
NZD 261,009	USD 180,736	State Street Bank and Trust Co.	03/20/19	(5,310)
USD 180,905	JPY 20,215,709	State Street Bank and Trust Co.	03/20/19	(4,679)
AUD 496,030	USD 366,308	State Street Bank and Trust Co.	03/20/19	(16,471)
NOK 3,114,025	EUR 320,119	State Street Bank and Trust Co.	03/20/19	(7,775)
USD 180,878	JPY 20,330,522	State Street Bank and Trust Co.	03/20/19	(5,760)
CAD 97,173	AUD 100,015	State Street Bank and Trust Co.	03/20/19	768
SEK 7,091,227	EUR 690,527	State Street Bank and Trust Co.	03/20/19	8,749
USD 2,397,873	NZD 3,519,814	State Street Bank and Trust Co.	03/20/19	32,183
USD 951,615	CAD 1,265,357	State Street Bank and Trust Co.	03/20/19	23,097
EUR 153,933	USD 177,003	UBS AG	03/20/19	505
EUR 148,938	SEK 1,529,197	UBS AG	03/20/19	(1,854)
USD 182,405	EUR 158,140	UBS AG	03/20/19	45
NZD 270,118	EUR 158,974	UBS AG	03/20/19	(1,773)
EUR 158,890	CHF 179,501	UBS AG	03/20/19	(713)
NOK 1,564,832	EUR 160,146	UBS AG	03/20/19	(3,079)
SEK 1,644,443	EUR 159,112	UBS AG	03/20/19	3,205
NZD 273,882	USD 188,742	UBS AG	03/20/19	(4,664)
CAD 239,975	USD 181,042	UBS AG	03/20/19	(4,949)
USD 106,250	CAD 139,904	UBS AG	03/20/19	3,588
CAD 121,152	USD 91,264	UBS AG	03/20/19	(2,363)
EUR 320,883	CHF 363,460	UBS AG	03/20/19	(2,416)
AUD 500,964	USD 365,567	UBS AG	03/20/19	(12,251)
CHF 1,677,488	EUR 1,490,054	UBS AG	03/20/19	686
				$(80,065)

See Accompanying Notes to Financial Statements

53

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Euro-Bobl 5-Year	47	03/07/19	$7,136,241	$19,143
Euro-Bund	27	03/07/19	5,059,155	21,112
U.S. Treasury 10-Year Note	95	03/20/19	11,591,484	99,113
U.S. Treasury 2-Year Note	138	03/29/19	29,299,125	198,267
U.S. Treasury 5-Year Note	73	03/29/19	8,372,188	69,742
U.S. Treasury Long Bond	17	03/20/19	2,482,000	43,916
U.S. Treasury Ultra Long Bond	85	03/20/19	13,655,781	571,033
			$77,595,974	$1,022,326
Short Contracts:
3-Month Euribor	(124)	12/16/19	(35,607,076)	(19,570)
90-Day Eurodollar	(18)	06/17/19	(4,379,175)	(8,521)
90-Day Eurodollar	(13)	09/16/19	(3,163,550)	(4,580)
90-Day Eurodollar	(459)	12/16/19	(111,709,125)	(312,326)
90-Day Eurodollar	(42)	12/14/20	(10,240,650)	(55,672)
Euro-OAT	(29)	03/07/19	(5,010,598)	5,308
Long-Term Euro-BTP	(7)	03/07/19	(1,025,149)	(27,284)
U.S. Treasury Ultra 10-Year Note	(3)	03/20/19	(390,234)	(12,344)
			$(171,525,557)	$(434,989)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX Emerging Market, Series 30, Version 1	Buy	(1.000)	12/20/23	USD 160,000	$7,508	$ (188)
					$7,508	$ (188)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade, Series 31, Version 1	Sell	1.000	12/20/23	USD 10,320,000	57,286	$(63,929)
iTraxx Europe, Series 30, Version 1	Sell	1.000	12/20/23	EUR 820,000	5,414	(1,860)
					62,700	$(65,789)

At December 31, 2018, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation(2)	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Termination Date	Notional Amount(3)		Fair Value(4)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	50,000	$(801)	$128	$(929)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	2,830,000	(45,341)	12,855	(58,196)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	40,000	(641)	33	(674)

See Accompanying Notes to Financial Statements

54

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Counterparty	Reference Entity/Obligation(2)	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Termination Date	Notional Amount(3)		Fair Value(4)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	90,000	$(1,595)	$(199)	$(1,396)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	360,000	(6,381)	(849)	(5,532)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	100,000	(1,773)	(42)	(1,731)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	250,000	(4,005)	277	(4,283)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	1,680,000	(26,916)	4,737	(31,653)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	310,000	(4,967)	793	(5,760)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	1,080,000	(17,303)	5,529	(22,832)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	80,000	(1,282)	149	(1,431)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	10,000	(160)	(1)	(159)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	160,000	(2,564)	186	(2,750)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	360,000	(6,381)	794	(7,175)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	110,000	(1,762)	282	(2,044)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	50,000	(801)	56	(857)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	20,000	(321)	41	(362)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	110,000	(1,762)	199	(1,961)
							$(124,756)	$24,968	$(149,725)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Payments made quarterly.

(3)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)	Payments received quarterly.

See Accompanying Notes to Financial Statements

55

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Brazil Interbank Deposit Rate (BZDIOVER)	Monthly	7.250%	Monthly	01/02/20	BRL	12,072,126	$23,662	$22,880
Pay	1-day Brazil Interbank Deposit Rate (BZDIOVER)	Monthly	8.000	Monthly	01/04/21	BRL	3,700,000	12,517	12,241
Pay	3-month CAD-CDOR	Quarterly	2.500	Semi-Annual	03/20/21	CAD	4,330,000	16,744	15,368
Pay	3-month CAD-CDOR	Semi-Annual	2.500	Semi-Annual	03/20/24	CAD	9,440,000	67,194	68,100
Pay	6-month CHF-LIBOR	Semi-Annual	1.050	Annual	08/07/28	CHF	3,850,000	49,513	51,290
Pay	3-month EUR-EURIBOR	Quarterly	(0.085)	Annual	11/22/20	EUR	23,620,000	33,101	31,692
Pay	3-month EUR-EURIBOR	Quarterly	(0.100)	Annual	01/16/21	EUR	11,900,000	37,320	38,031
Pay	6-month EUR-EURIBOR	Semi-Annual	0.350	Annual	12/16/21	EUR	19,980,000	167,537	220,117
Pay	6-month EUR-EURIBOR	Semi-Annual	0.600	Annual	09/28/22	EUR	9,120,000	78,968	76,887
Pay	6-month EUR-EURIBOR	Semi-Annual	0.500	Annual	03/20/23	EUR	6,200,000	111,051	26,268
Pay	6-month EUR-EURIBOR	Semi-Annual	0.670	Annual	08/03/23	EUR	5,780,000	68,583	52,435
Pay	6-month EUR-EURIBOR	Semi-Annual	0.500	Annual	03/20/24	EUR	25,140,000	364,072	109,459
Pay	6-month EUR-EURIBOR	Semi-Annual	1.000	Annual	03/20/29	EUR	3,020,000	50,836	23,203
Pay	6-month EUR-EURIBOR	Semi-Annual	1.500	Annual	06/19/29	EUR	1,890,000	(2,122)	5,800
Pay	28-day MXN TIIE-BANXICO	Monthly	9.300	Monthly	10/27/28	MXN	29,775,000	4,638	19,738
Pay	6-month NOK-NIBOR	Semi-Annual	2.000	Annual	03/20/24	NOK	12,100,000	11,510	6,759
Pay	3-month NZD-BBR-FRA	Quarterly	2.250	Semi-Annual	03/20/21	NZD	14,800,000	52,158	28,105
Pay	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	12/21/27	USD	2,850,000	(3,215)	54,799
Pay	3-month USD-LIBOR	Quarterly	3.000	Semi-Annual	09/20/28	USD	990,000	6,548	18,919
Pay	3-month USD-LIBOR	Quarterly	3.000	Semi-Annual	03/20/29	USD	780,000	19,452	14,135
Pay	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	06/16/37	USD	1,160,000	(21,420)	27,973
Pay	3-month USD-LIBOR	Quarterly	3.500	Semi-Annual	11/08/48	USD	1,250,000	86,898	63,893
Receive	6-month AUD-BBSW	Semi-Annual	2.750	Semi-Annual	03/20/24	AUD	11,250,000	(194,481)	(48,318)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.250	Annual	12/19/28	EUR	170,000	(8,529)	(1,335)
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	1.100	Annual	08/01/23	GBP	3,310,000	(23,837)	(16,573)
Receive	6-month GBP-LIBOR	Semi-Annual	2.000	Semi-Annual	06/21/28	GBP	3,220,000	(85,492)	3,595
Receive	6-month GBP-LIBOR	Semi-Annual	1.900	Semi-Annual	08/03/28	GBP	2,430,000	(49,294)	(44,603)
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	1.150	Annual	12/18/28	GBP	600,000	577	(165)
Receive	6-month JPY-LIBOR	Semi-Annual	0.500	Semi-Annual	03/22/28	JPY	160,720,000	(17,818)	(15,652)
Receive	6-month JPY-LIBOR	Semi-Annual	1.250	Semi-Annual	06/14/38	JPY	42,400,000	(12,617)	(6,400)
Receive	6-month JPY-LIBOR	Semi-Annual	1.000	Semi-Annual	03/20/49	JPY	219,540,000	(150,474)	(66,419)
Receive	3-month KWCDC	Quarterly	2.250	Quarterly	09/20/28	KRW	1,196,690,000	(17,366)	(18,692)
Receive	6-month PLZ-WIBOR	Semi-Annual	2.550	Annual	03/21/23	PLN	6,130,000	(33,710)	(37,991)
Receive	3-month SEK-STIBOR	Quarterly	0.050	Annual	01/16/21	SEK	112,640,000	5,753	1,946
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	12/16/21	SEK	171,610,000	(64,464)	(140,271)
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	03/20/23	SEK	49,830,000	(19,215)	(3,447)
Receive	3-month SEK-STIBOR	Quarterly	0.750	Annual	03/20/24	SEK	135,100,000	(136,609)	(18,413)
Receive	3-month SEK-STIBOR	Quarterly	1.250	Annual	03/20/29	SEK	11,400,000	(9,309)	(2,716)
Receive	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	03/20/21	USD	19,380,000	(47,811)	(103,088)
Receive	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	03/20/24	USD	11,580,000	(96,050)	(143,555)
Receive	3-month USD-LIBOR	Quarterly	3.250	Semi-Annual	10/27/28	USD	500,000	(8,357)	(7,406)
								$266,442	$318,589

The following sales commitments were held by the VY® Goldman Sachs Bond Portfolio at December 31, 2018:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(3,000,000)	Fannie Mae, 4.000%, due 08/25/40	01/14/19	$(3,059,358)
(3,000,000)	Ginnie Mae, 4.500%, due 06/20/41	01/23/19	(3,104,793)
(2,000,000)	Ginnie Mae, 4.000%, due 09/20/40	01/23/19	(2,048,292)
	Total Sales Commitments Proceeds receivable $(8,149,180)		$(8,212,443)

Currency Abbreviations

ARS — Argentine Peso

AUD — Australian Dollar

BRL — Brazilian Real

See Accompanying Notes to Financial Statements

56

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

CAD — Canadian Dollar

CHF — Swiss Franc

CNH — Chinese Offshore Yuan

COP — Colombian Peso

CZK — Czech Koruna

EUR — EU Euro

GBP — British Pound

HUF — Hungarian Forint

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PHP — Philippine Peso

PLN — Polish Zloty

RON — Romanian New Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$453,347
Interest rate contracts	Net Assets — Unrealized appreciation*	1,027,634
Interest rate contracts	Net Assets — Unrealized appreciation**	993,633
Credit contracts	Upfront payments paid on swap agreements	26,060
Total Asset Derivatives		$2,500,674
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$533,412
Interest rate contracts	Net Assets — Unrealized depreciation*	440,297
Credit contracts	Net Assets — Unrealized depreciation**	65,977
Interest rate contracts	Net Assets — Unrealized depreciation**	675,044
Credit contracts	Upfront payments received on OTC swap agreements	1,092
Credit contracts	Unrealized depreciation on OTC swap agreements	149,725
Total Liability Derivatives		$1,865,547

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

57

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(278,216)	$(278,216)
Foreign exchange contracts	(2,083,999)	—	—	(2,083,999)
Interest rate contracts	—	(1,503,644)	173,354	(1,330,290)
Total	$(2,083,999)	$(1,503,644)	$(104,862)	$(3,692,505)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$219,838	$219,838
Foreign exchange contracts	(555,073)	—	—	(555,073)
Interest rate contracts	—	549,795	604,418	1,154,213
Total	$(555,073)	$549,795	$824,256	$818,978

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	RBC Europe Limited	State Street Bank and Trust Co.	UBS AG	Totals
Assets:
Forward foreign currency contracts	$32,514	$88,131	$87,860	$940	$37,267	$52,598	$53,582	$17,385	$75,041	$8,029	$453,347
Total Assets	$32,514	$88,131	$87,860	$940	$37,267	$52,598	$53,582	$17,385	$75,041	$8,029	$453,347
Liabilities:
Forward foreign currency contracts	$24,363	$22,543	$84,542	$—	$110,838	$29,944	$96,847	$56,327	$73,946	$34,062	$533,412
OTC credit default swaps	—	56,532	35,888		27,690	4,646	—	—	—	—	124,756
Total Liabilities	$24,363	$79,075	$120,430	$—	$138,528	$34,590	$96,847	$56,327	$73,946	$34,062	$658,168
Net OTC derivative instruments by counterparty, at fair value	$8,151	$9,056	$(32,570)	$940	$(101,261)	$18,008	$(43,265)	$(38,942)	$1,095	$(26,033)	$(204,821)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$30,000	$—	$101,261	$(18,008)	$—	$—	$—	$—	$113,253
Net Exposure(1)(2)	$8,151	$9,056	$(2,570)	$940	$—	$—	$(43,265)	$(38,942)	$1,095	$(26,033)	$(91,568)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2018, the Portfolio had pledged $230,000 in cash collateral to Deutsche Bank AG. In addition, the Portfolio had received $20,000 in cash collateral from JPMorgan Chase Bank N.A. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $227,135,166.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,863,823
Gross Unrealized Depreciation	(5,388,358)
Net Unrealized Depreciation	$(2,524,535)

See Accompanying Notes to Financial Statements

58

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2018 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.1491
Class I	NII	$0.2324
Class S	NII	$0.1965
VY® Goldman Sachs Bond Portfolio	NII	$0.2231

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

59

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust or VVIT and (800) 366-0066 for Voya Investors Trust or VIT.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	Dentaquest, Boston, MA (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired.	150	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015–Present	Retired.	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired.	150	None.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro (3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trusts as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2018, Patrick W. Kenny retired as Trustee of the Board.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	VIT: November 1999–Present VVIT October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010–Present); Senior Vice President and Chief Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

63

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS, AND SUB-SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2018, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT”) (together, the “Trusts”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of VY® BlackRock Inflation Protected Bond Portfolio, a series of VIT, and on behalf of VY® Goldman Sachs Bond Portfolio, a series of VVIT (together, the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”), and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract”) with the sub-sub-adviser to VY® BlackRock Inflation Protected Bond Portfolio (the “Sub-Sub-Adviser”), for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract, each Sub-Advisory Contract, and the Sub-Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts, Sub-Advisory Contracts, and Sub-Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management, sub-advisory, and sub-sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts, Sub-Advisory Contracts, and the Sub-Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory, and sub-sub-advisory arrangements, as applicable.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-adviser(s), if any. In addition, the Manager provides administrative services reasonably necessary for the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-adviser(s), if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers and Sub-Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Advisers and Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, the Sub-Advisers, and the Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser, and the Sub-Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts and Sub-Sub-Advisory Contract were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers and Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, the Sub-Advisers, or the Sub-Sub-Adviser, as applicable, for these

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the respective Sub-Adviser. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers or Sub-Sub-Adviser, which are not affiliated with the Manager, because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by- account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager’s, Sub-Advisers’, and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract, Sub-Advisory Contract, and, as applicable, Sub-Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels and asset flows. Each Portfolio’s management fee

66

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, one-year, and ten-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations that there was a change in the Portfolio’s portfolio management team in March 2018, and that, during more recent periods, the Portfolio’s performance has been favorable; and (2) management’s representations of the effect that the composition of its Morningstar category had on the Portfolio’s performance relative to its Morningstar category due to, among other matters, differences between the Portfolio’s strategies and the strategies of the other funds in the category.

In considering the fees payable under the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Goldman Sachs Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Goldman Sachs Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s: (1) representations regarding the impact of security selection and sector allocation on the Portfolio’s performance; (2) views of the effect of the Portfolio’s investment style on its performance vis-à-vis its peers; (3) discussion of the reasonableness of the Portfolio’s three-year performance; and (4) confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the

67

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1218-022219)

Annual Report

December 31, 2018

Classes ADV, I and S

Voya Investors Trust

■	Voya Global Perspectives® Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	18
Tax Information	20
Trustee and Officer Information	21
Advisory and Sub-Advisory Contract Approval Discussion	25

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 31, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index
Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
FTSE ERPA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2018 (percent of net assets)
U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Cash	0%
Portfolio holdings are subject to change daily.

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Under normal market conditions, approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities, and approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of –7.47%, compared to the S&P Target Risk® Growth Index and the Portfolio’s composite index (“Composite Index”)(1), which returned –5.46% and –6.29%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the S&P Target Risk® Growth Index. Despite a robust U.S. economy and average earnings growth of more than 25%, markets exhibited uncertainty all year, punctuated by a fourth quarter resurgence in negative sentiment and a violent sell-off. Investors, already concerned about the ongoing trade turmoil and slowing global growth, added potential overly aggressive U.S. Federal Reserve Board (“Fed”) action to the wall of worry. Volatility spiked and markets experienced wide swings, battering investor confidence. Across the board, equities posted negative returns with perceived riskier U.S. small cap equities and emerging markets faring worse than domestic large caps. Fixed income provided some respite from the storm, with longer maturity U.S. government bonds providing positive returns.

This market storm is occurring as central banks, the Fed in particular, reverse years of extraordinarily accommodative monetary policy. However, we believe the global economic backdrop is better than it has been in a decade and pro-business policies continue to boost corporate earnings. Valuations are now remarkably attractive, in our view, compared to historical averages and earnings growth continues to advance, forming a potential constructive framework for ensuing market calm.

Our tactical signal, based on fundamentals, continues to indicate a positive outlook and our allocation is positioned accordingly. Portfolio performance was negative in 2018 and the Portfolio underperformed the S&P Target Risk® Growth Index benchmark. Overall performance in both the equity and fixed income components was negative in 2018. The Portfolio underperformed the S&P Target Risk Growth Index (“S&P”) because the Portfolio underperformed the Composite Index, which in turn lagged S&P. The Portfolio’s underperformance against the Composite was primarily due to the equity-based Underlying Funds, especially Voya Small Company Portfolio. This was somewhat offset by the positive performance over all of the fixed income-based Underlying Funds. The Composite Index trailed S&P mainly because of the returns on the fixed income sleeve: about -200bp in the Composite Index and about +50bp in S&P. In addition, the Composite Index suffered from a higher allocation to underperforming small and mid-caps. These negatives were partly offset by the lower allocation to underperforming non-U.S. stocks in the Composite index.

Current Strategy and Outlook: We believe that volatility will continue to vex investors, but there is still plenty of good news in the underlying market fundamentals. In our opinion, the tax reform package will continue to positively impact capital investment — a key component of U.S. economic growth that has been missing. That is constructive for productivity and future sustainable growth, in our view. We believe the pessimism and fear in the markets could be the biggest risk for investors, if they become overly cautious and miss the next upturn of the markets.

The path forward is not without risks. In our opinion, trade wars, political showdowns in the United States and Europe, China’s economic slowdown and the Fed’s path to normalization are weighing on investor sentiment. Nevertheless, we believe long-term investors should pay attention to the most positive economic environment in 30 years, a decline in geopolitical tension and positive corporate earnings growth. In our view, this is a time when a broadly diversified portfolio, as near as the U.S. and as far away as the emerging markets, potentially can lower risk and increase return.

(1)	The Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Portfolio can be compared. As of December 31, 2018, the index allocation is approximately: 10% of the Bloomberg Barclays Global Aggregate Index, 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index, 10% of the FTSE ERPA Nareit Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the S&P 500® Index, 10% of the S&P MidCap 400® Index, 10% of the S&P SmallCap 600® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL PERSPECTIVES® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018

	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	-7.50%	2.46%	3.07%
Class I	-7.21%	2.80%	3.44%
Class S	-7.47%	2.50%	3.16%
S&P Target Risk® Growth Index	-5.46%	4.47%	5.54%
Composite Index	-6.29%	4.50%	4.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Class ADV	$1,000.00	$934.80	0.48%	$2.34	$1,000.00	$1,022.79	0.48%	$2.45
Class I	1,000.00	936.00	0.18	0.88	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	935.10	0.43	2.10	1,000.00	1,023.04	0.43	2.19

*	The annualized expense ratios do not include expenses of underlying funds.

**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Perspectives Portfolio (the Fund), a series of Voya Investors Trust, including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2019

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

ASSETS:
Investments in affiliated underlying funds at fair value*	$102,828,731
Cash	55,013
Receivables:
Investments in affiliated underlying funds sold	2,024,265
Fund shares sold	4,335
Prepaid expenses	609
Reimbursement due from manager	8,639
Other assets	5,011
Total assets	104,926,603

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,955,861
Payable for fund shares redeemed	99,117
Payable for investment management fees	17,799
Payable for distribution and shareholder service fees	24,610
Payable to trustees under the deferred compensation plan (Note 6)	5,011
Payable for trustee fees	603
Other accrued expenses and liabilities	33,340
Total liabilities	2,136,341
NET ASSETS	$102,790,262

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$102,822,713
Total distributable loss	(32,451)
NET ASSETS	$102,790,262

* Cost of investments in affiliated underlying funds	$108,395,589

Class ADV
Net assets	$94,684,423
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,273,254
Net asset value and redemption price per share	$10.21

Class I
Net assets	$8,050,828
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	782,290
Net asset value and redemption price per share	$10.29

Class S
Net assets	$55,011
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,382
Net asset value and redemption price per share	$10.22

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,118,692
Total investment income	3,118,692

EXPENSES:
Investment management fees	241,457
Distribution and shareholder service fees:
Class ADV	669,187
Class S	145
Transfer agent fees	385
Shareholder reporting expense	18,238
Professional fees	34,780
Custody and accounting expense	11,055
Trustee fees	4,829
Miscellaneous expense	11,581
Total expenses	991,657
Waived and reimbursed fees	(436,867)
Net expenses	554,790
Net investment income	2,563,902

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	330
Sale of affiliated underlying funds	2,190,674
Capital gain distributions from affiliated underlying funds	4,011,284
Foreign currency related transactions	136
Net realized gain	6,202,424
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(17,233,979)
Net change in unrealized appreciation (depreciation)	(17,233,979)
Net realized and unrealized loss	(11,031,555)
Decrease in net assets resulting from operations	$(8,467,653)

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$2,563,902	$2,941,535
Net realized gain	6,202,424	5,557,074
Net change in unrealized appreciation (depreciation)	(17,233,979)	10,631,753
Increase (decrease) in net assets resulting from operations	(8,467,653)	19,130,362

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(4,138,503)	(3,290,221)
Class I	(396,139)	(212,119)
Class S	(2,218)	(1,437)
Total distributions	(4,536,860)	(3,503,777)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,539,484	6,659,576
Reinvestment of distributions	4,536,860	3,503,777
	9,076,344	10,163,353
Cost of shares redeemed	(24,352,660)	(48,989,454)
Net decrease in net assets resulting from capital share transactions	(15,276,316)	(38,826,101)
Net decrease in net assets	(28,280,829)	(23,199,516)
NET ASSETS:
Beginning of year or period	131,071,091	154,270,607
End of year or period	$102,790,262	$131,071,091

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions										Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-18	11.46	0.23	•	(1.06)	(0.83)	0.29		0.13		—	0.42		—	10.21	(7.50)	0.87	0.48	0.48	2.10	94,684	16
12-31-17	10.26	0.23	•	1.25	1.48	0.28		—		—	0.28		—	11.46	14.60	0.86	0.48	0.48	2.11	122,258	13
12-31-16	9.87	0.23	•	0.41	0.64	0.25		—		—	0.25		—	10.26	6.49	0.89	0.52	0.52	2.25	139,474	52
12-31-15	10.91	0.21	•	(0.57)	(0.36)	0.26		0.42		—	0.68		—	9.87	(3.68)	0.98	0.48	0.48	1.99	154,227	42
12-31-14	10.51	0.17	•	0.23	0.40	0.00	*	0.00	*	—	0.00	*	—	10.91	3.84	0.99	0.46	0.46	1.57	197,242	30
Class I
12-31-18	11.55	0.28	•	(1.08)	(0.80)	0.33		0.13		—	0.46		—	10.29	(7.21)	0.27	0.18	0.18	2.48	8,051	16
12-31-17	10.34	0.25	•	1.28	1.53	0.32		—		—	0.32		—	11.55	14.98	0.26	0.18	0.18	2.29	8,755	13
12-31-16	9.95	0.25	•	0.43	0.68	0.29		—		—	0.29		—	10.34	6.81	0.24	0.22	0.22	2.41	14,747	52
12-31-15	10.99	0.25	•	(0.57)	(0.32)	0.30		0.42		—	0.72		—	9.95	(3.35)	0.23	0.18	0.18	2.36	2,994	42
12-31-14	10.55	0.19	•	0.25	0.44	0.00	*	0.00	*	—	0.00	*	—	10.99	4.21	0.24	0.15	0.15	1.74	1,456	30
Class S
12-31-18	11.48	0.23		(1.06)	(0.83)	0.30		0.13		—	0.43		—	10.22	(7.47)	0.52	0.43	0.43	2.13	55	16
12-31-17	10.28	0.23		1.27	1.50	0.30		—		—	0.30		—	11.48	14.71	0.51	0.43	0.43	2.14	58	13
12-31-16	9.90	0.23		0.42	0.65	0.27		—		—	0.27		—	10.28	6.55	0.49	0.47	0.47	2.28	50	52
12-31-15	10.95	0.22	•	(0.58)	(0.36)	0.27		0.42		—	0.69		—	9.90	(3.70)	0.48	0.43	0.43	2.03	47	42
12-31-14	10.54	0.16		0.25	0.41	—		0.00	*	—	0.00	*	—	10.95	3.91	0.49	0.40	0.40	1.50	33	30

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-three active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

Global Perspectives seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolio’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolio. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of

Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the period ended December 31, 2018, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$19,552,689	$36,832,462

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2018, the following related/affiliated party owned more than 5% of the Portfolio:

Entity	Percentage
Voya Insurance and Annuity Company	91.25%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
Global Perspectives(1) (2)	1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Pursuant to a side letter through May 1, 2019, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S shares respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

December 31,
2019	2020	2021	Total
$26,712	$108,606	$102,272	$237,590

The Expense Limitation Agreement is contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 18, 2018, the Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the period ended December 31, 2018.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2018	148,056	—	374,186	(1,920,791)	(1,398,549)	1,678,572	—	4,138,503	(21,406,712)	(15,589,637)
12/31/2017	48,581	—	303,526	(3,275,318)	(2,923,211)	512,282	—	3,290,220	(35,555,107)	(31,752,605)
Class I
12/31/2018	250,754	—	35,592	(262,050)	24,296	2,859,543	—	396,139	(2,945,690)	309,992
12/31/2017	557,771	—	19,425	(1,245,454)	(668,258)	6,145,923	—	212,120	(13,434,076)	(7,076,033)
Class S
12/31/2018	125	—	200	(23)	302	1,369	—	2,218	(258)	3,329
12/31/2017	123	—	133	(25)	231	1,371	—	1,437	(271)	2,537

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary Income	Long-term Capital Gains	Ordinary Income
$ 3,212,809	$ 1,324,051	$ 3,503,777

The tax-basis components of distributable earnings as of December 31, 2018 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$3,457,743	$4,391,502	$(7,877,072)

At December 31, 2018, the Portfolio did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2018, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:

Distributions from net investment income:
Class ADV	$(3,290,221)
Class I	(212,119)
Class S	(1,437)
$(3,503,777)
Undistributed net investment income at end of year	$3,107,837

NOTE 11— OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolio is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

17

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
961,852	Voya Emerging Markets Index Portfolio — Class I	$10,253,346	10.0
1,095,592	Voya Global Bond Fund — Class R6	10,287,608	10.0
1,242,168	Voya GNMA Income Fund — Class I	10,260,307	10.0
1,129,683	Voya High Yield Portfolio — Class I	10,280,117	10.0
418,615	Voya Index Plus LargeCap Portfolio — Class I	10,314,679	10.0
1,137,084	Voya International Index Portfolio — Class I	10,256,499	10.0
849,414	Voya MidCap Opportunities Portfolio — Class I	10,337,372	10.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
654,796	Voya Small Company Portfolio — Class I	$10,313,036	10.0
995,634	Voya U.S. Bond Index Portfolio — Class I	10,264,985	10.0
949,194	VY® Clarion Global Real Estate Portfolio — Class I	10,260,782	10.0

	Total Mutual Funds (Cost $108,395,589)	102,828,731	100.0
	Liabilities in Excess of Other Assets	(38,469)	—
	Net Assets	$102,790,262	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Mutual Funds	$102,828,731	$—	$—	$102,828,731
Total Investments, at fair value	$102,828,731	$—	$—	$102,828,731

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Security	Issuer	Beginning Market Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
92913T349	Voya Emerging Markets Index Portfolio — Class I	$13,150,617	$2,769,668	$(2,838,524)	$(2,828,416)	$10,253,346	$283,462	$780,514	$—
92913W854	Voya Global Bond Fund — Class R6	13,194,975	851,146	(3,177,041)	(581,472)	10,287,608	255,172	(92,995)	—
92913L734	Voya GNMA Income Fund — Class I	13,166,430	1,323,788	(4,131,866)	(98,045)	10,260,307	332,385	(149,440)	—
92914E309	Voya High Yield Portfolio — Class I	13,191,870	1,376,641	(3,246,695)	(1,041,699)	10,280,117	725,405	4,099	—
92913T836	Voya Index Plus LargeCap Portfolio — Class I	13,037,978	2,151,602	(2,484,454)	(2,390,447)	10,314,679	183,733	613,183	968,341
92913T554	Voya International Index Portfolio — Class I	13,095,984	1,806,262	(2,232,603)	(2,413,144)	10,256,499	332,613	487,856	—
92913P883	Voya MidCap Opportunities Portfolio — Class I	13,033,136	2,511,028	(2,835,596)	(2,371,196)	10,337,372	—	541,605	1,176,279
92913T430	Voya Small Company Portfolio — Class I	13,025,233	3,883,579	(2,969,463)	(3,626,312)	10,313,036	64,505	7,527	1,866,664
92913T547	Voya U.S. Bond Index Portfolio — Class I	13,145,640	1,308,230	(3,985,022)	(203,863)	10,264,985	286,048	(171,890)	—
92914E812	VY® Clarion Global Real Estate Portfolio — Class I	13,108,233	1,570,745	(2,738,811)	(1,679,385)	10,260,782	655,369	(15,775)	—
		$131,150,096	$19,552,689	$(30,640,075)	$(17,233,979)	$102,828,731	$3,118,692	$2,190,674	$4,011,284

See Accompanying Notes to Financial Statements

18

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $110,705,803.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$486,706
Gross Unrealized Depreciation	(8,363,778)
Net Unrealized Depreciation	$(7,877,072)

See Accompanying Notes to Financial Statements

19

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$0.2892
Class I	NII	$0.3291
Class S	NII	$0.3026
All Classes	STCG	$0.0092
All Classes	LTCG	$0.1243

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2018, 10.40% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2018:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$28,686	$0.0028	15.78%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	Dentaquest, Boston, MA (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired.	150	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015–Present	Retired.	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 1994–Present	Retired.	150	None.

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.
(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.
*	Effective December 31, 2018, Patrick W. Kenny retired as Trustee of the Board.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November
2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President–Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March
2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President–Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June
2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010–Present); Senior Vice President and Chief Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Global Perspectives® Portfolio, a series of the Trust (the “Portfolio”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance,

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolio does not have management fee breakpoints it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio, including their ability to engage in soft-dollar transactions on behalf of the Portfolio. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolio and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving the Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding the Portfolio’s most recent performance, asset levels, and asset flows. The Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Perspectives® Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

27

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VITFOFAIS (1218-021519)

Annual Report

December 31, 2018

Classes ADV and I

Voya Investors Trust		n	Voya Retirement Moderate Portfolio
■	Voya Retirement Conservative Portfolio	n	Voya Retirement Moderate Growth Portfolio
n	Voya Retirement Growth Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Portfolios of Investments	25
Tax Information	33
Trustee and Officer Information	34
Advisory and Sub-Advisory Contract Approval Discussion	38

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 31, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned –8.71% for the year ended December 31, 2018, measured in U.S. dollars.) It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 336-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

3

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).**

Portfolio Specifics: Over the period, the Portfolios met their performance objectives by minimizing performance deviation relative to their strategic asset allocation benchmarks. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period. As part of the annual review, we made changes to the strategic asset allocations at the end of May. Strategic changes included adding emerging market equities, increasing international equities and decreasing U.S. mid cap equities in Voya Retirement Conservative Portfolio. In addition, we increased U.S. large cap equities and emerging market equities, funded by lowered allocations to U.S. mid cap equities in Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio and Voya Retirement Moderate Portfolio.

The underlying index funds performed as expected, minimizing performance deviation relative to their respective strategic allocation benchmarks, gross of fees.

Current Strategy and Outlook: Risk assets sold off markedly during December, as investors reacted to statements from Federal Reserve officials, which suggested that interest rate hikes would continue apace in 2019. The United States led the charge lower as many global equity markets nursed losses during the year. Among the causes of weakness were economic deceleration in the U.S., weak data from China, trade geopolitics and the ongoing partial U.S. government shutdown. Many indicators that tend to turn first around business cycle peaks are flashing red in several economies. The U.S. Treasury yield curve is flat by many measures; by some, it is inverted: the 12-month Treasury bill yield currently is higher than some other maturities. World trade volumes have slowed further in recent months and December business surveys remained weak in most major economies. Credit markets have not been immune to weakness. High yield spreads have gapped wider and in the investment grade sector spreads are widening on credit default swaps of some of the highest quality debt issuers. Concerns about covenant-lite issuance have pressured leveraged loans. One of the few perceived “safe havens” have been U.S. Treasuries, as investors we believe sought any port in the storm. Ten-year Treasury yields have declined to 2.68% from a high of 3.24% in early November.

The composition of returns throughout December is noteworthy. The U.S. dollar held surprisingly steady, given the gyrations in U.S. markets. In our opinion, emerging market equities, while down, fared better than developed markets and the U.S., perhaps because EMs have been under steady pressure since June. We are closely watching the stimulus China has implemented to arrest its economic slowdown — while not yet on the scale seen in early 2016, we think it involves a meaningful number of initiatives. We are looking for a turn in the Chinese data in a few months.

Looking ahead, we believe there is intense movement in the equity and bond markets, creating a lot of day-to-day volatility for investors to digest. This is where relying on our investment process of evaluating valuations, fundamentals and sentiment is critical. The quantitative data show on most measures equities have de-rated meaningfully over the past 12 months. At 14.5 times forward earnings, the U.S. equity market has not been this inexpensive since late 2013. The difficulty investors have with stepping in to buy at current valuations is an unclear handle on the earnings part of the ratio. Earnings revisions have been falling steadily, but even so, top-down forecasts are for 7% earnings growth in 2019, which looks to be a bit high in our view.

In terms of fundamentals, our models show rising probabilities of recession — not to the levels where one is imminent, but the deceleration in activity due to lapsing fiscal stimulus and U.S. Federal Reserve Board (“Fed”) rate hikes is in fact biting. One only needs to see the cooling in the housing and auto sectors to observe the effect the rise in short-term rates has delivered over the past year. We believe we need to see a trough in earnings revisions in the U.S. and globally, and a healing in the credit markets among other factors, to put in a durable bottom to equities. Lastly, investor sentiment is starting to reach oversold readings on a short-term view — but not yet as severely oversold as expected given the damage that has been inflicted on equities.

To be sure, sentiment can be a fickle factor, and there may be a meaningful counter-trend underway — sparked by dovish comments from the Fed. In these types of volatile conditions, to accept the risk of re-entering risk markets, we generally look for signals of adequate return potential from two of the three pillars of our investment process. Therefore, we believe a better clearing price for equities will unfold in the first half of 2019.

*	Effective May 1, 2018, Barabara Reinhard was added as a portfolio manager to the Portfolios.
**	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2018.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Total Returns for the Period Ended December 31, 2018
1 Year
Voya Retirement Conservative Portfolio, Class I	–2.54%
S&P Target Risk® Conservative Index	–2.48%
Voya Retirement Growth Portfolio, Class I	–7.05%
S&P Target Risk Aggressive® Index	–7.42%
Russell 3000® Index	–5.24%
MSCI EAFE® Index	–13.79%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	0.01%
Voya Retirement Moderate Portfolio, Class I	–4.73%
S&P Target Risk® Moderate Index	–3.48%
Russell 3000® Index	–5.24%
MSCI EAFE® Index	–13.79%
BCAB Index	0.01%
Voya Retirement Moderate Growth Portfolio, Class I	–5.90%
S&P Target Risk® Growth Index	–5.46%
Russell 3000® Index	–5.24%
MSCI EAFE® Index	–13.79%
BCAB Index	0.01%

Target Allocations as of 12/31/18 (as a percentage of net assets)(1)
Asset	Conservative	Moderate	Growth	Moderate Growth
U.S. Large Cap Stocks	20.0%	25.0%	33.0%	32.0%
U.S. Mid Cap Stocks	3.0%	5.0%	10.0%	7.0%
U.S. Small Cap Stocks	0.0%	3.0%	5.0%	4.0%
International Stocks	5.0%	12.0%	19.0%	15.0%
Emerging Markets	2.0%	5.0%	8.0%	7.0%
Bonds	57.0%	44.0%	25.0%	35.0%
Treasury Inflation Protected Securities	13.0%	6.0%	0.0%	0.0%
Total	100%	100%	100%	100%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

5

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–2.74%	2.88%	5.67%
Class I	–2.54%	3.04%	5.93%
S&P Target Risk® Conservative Index	–2.48%	3.19%	5.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into Voya Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and Voya Retirement Conservative Portfolio differ in certain respects.

6

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–7.47%	3.63%	8.32%
Class I	–7.05%	4.07%	8.81%
S&P Target Risk Aggressive® Index	–7.42%	4.95%	10.24%
Russell 3000® Index	–5.24%	7.91%	13.18%
MSCI EAFE® Index	–13.79%	0.53%	6.32%
BCAB Index	0.01%	2.52%	3.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into Voya Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and Voya Retirement Growth Portfolio differ in certain respects.

7

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–5.07%	3.07%	6.65%
Class I	–4.73%	3.43%	7.04%
S&P Target Risk® Moderate Index	–3.48%	3.57%	6.19%
Russell 3000® Index	–5.24%	7.91%	13.18%
MSCI EAFE® Index	–13.79%	0.53%	6.32%
BCAB Index	0.01%	2.52%	3.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into Voya Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and Voya Retirement Moderate Portfolio differ in certain respects.

8

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	–6.30%	3.58%	7.83%
Class I	–5.90%	4.00%	8.27%
S&P Target Risk® Growth Index	–5.46%	4.47%	8.14%
Russell 3000® Index	–5.24%	7.91%	13.18%
MSCI EAFE® Index	–13.79%	0.53%	6.32%
BCAB Index	0.01%	2.52%	3.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into Voya Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and Voya Retirement Moderate Growth Portfolio differ in certain respects.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$980.00	0.52%	$2.60	$1,000.00	$1,022.58	0.52%	$2.65
Class I	1,000.00	980.90	0.27	1.35	$1,000.00	1,023.84	0.27	1.38
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$927.30	0.68%	$3.30	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	929.50	0.26	1.26	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$955.00	0.61%	$3.01	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	956.70	0.27	1.33	1,000.00	1,023.84	0.27	1.38
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$939.90	0.65%	$3.18	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	942.40	0.26	1.27	1,000.00	1,023.89	0.26	1.33

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio, and Voya Retirement Moderate Growth Portfolio (the Funds), each a series of Voya Investors Trust, including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2019

11

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$348,691,350	$2,495,589,189	$931,124,384	$1,737,531,592
Investments in unaffiliated underlying funds at fair value**	51,756,604	—	58,959,944	—
Cash	347,989	298	404,460	298
Receivables:
Investments in affiliated underlying funds sold	6,735,651	57,840,067	21,715,269	43,770,079
Investments in unaffiliated underlying funds sold	1,179,133	—	2,611,725	—
Fund shares sold	348	34,106	7,555	83,444
Dividends	114	—	—	—
Prepaid expenses	2,096	14,267	5,490	9,879
Other assets	15,683	152,829	56,277	101,746
Total assets	408,728,968	2,553,630,756	1,014,885,104	1,781,497,038
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	7,709,079	56,265,019	23,680,934	42,462,242
Payable for fund shares redeemed	480,132	1,605,638	951,481	1,388,830
Payable for investment management fees	86,505	524,316	211,383	364,132
Payable for distribution and shareholder service fees	86,102	902,017	285,556	577,961
Payable to trustees under the deferred compensation plan (Note 6)	15,683	152,829	56,277	101,746
Payable for trustee fees	2,160	14,389	5,541	9,946
Other accrued expenses and liabilities	48,443	347,957	155,147	275,961
Total liabilities	8,428,104	59,812,165	25,346,319	45,180,818
NET ASSETS	$400,300,864	$2,493,818,591	$989,538,785	$1,736,316,220
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$359,377,587	$2,415,608,379	$979,131,580	$1,692,617,816
Total distributable earnings	40,923,277	78,210,212	10,407,205	43,698,404
NET ASSETS	$400,300,864	$2,493,818,591	$989,538,785	$1,736,316,220

* Cost of investments in affiliated underlying funds	$322,249,386	$2,601,969,989	$965,926,138	$1,804,635,641
** Cost of investments in unaffiliated underlying funds	$51,941,877	$—	$59,172,572	$—

Class ADV
Net assets	$400,266,846	$2,449,355,692	$972,231,849	$1,716,500,632
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	46,724,911	208,687,143	92,470,016	156,418,388
Net asset value and redemption price per share	$8.57	$11.74	$10.51	$10.97

Class I
Net assets	$34,018	$44,462,899	$17,306,936	$19,815,588
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,912	3,765,699	1,626,208	1,818,479
Net asset value and redemption price per share	$8.70	$11.81	$10.64	$10.90

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2018

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,413,628	$62,577,625	$24,917,771	$43,918,210
Dividends from unaffiliated underlying funds	341,177	—	396,839	—
Total investment income	9,754,805	62,577,625	25,314,610	43,918,210

EXPENSES:
Investment management fees	1,049,419	6,907,048	2,674,339	4,774,216
Distribution and shareholder service fees:
Class ADV	2,159,764	14,147,265	5,445,322	9,831,704
Transfer agent fees	636	3,866	1,390	2,399
Shareholder reporting expense	9,610	56,570	22,505	35,278
Professional fees	22,618	111,142	48,021	79,325
Custody and accounting expense	36,834	239,060	90,550	164,955
Trustee fees	17,279	115,119	44,326	79,571
Miscellaneous expense	24,580	119,416	65,836	81,319

Interest expense	—	235	202	187
Total expenses	3,320,740	21,699,721	8,392,491	15,048,954
Waived and reimbursed fees	(1,071,242)	(2,124,888)	(1,728,331)	(2,174,751)
Net expenses	2,249,498	19,574,833	6,664,160	12,874,203
Net investment income	7,505,307	43,002,792	18,650,450	31,044,007
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	5,003,425	59,399,482	9,440,110	28,328,361
Sale of unaffiliated underlying funds	(13,156)	—	(26,842)	—
Capital gain distributions from affiliated underlying funds	8,357,434	122,586,094	33,292,441	76,948,100
Net realized gain	13,347,703	181,985,576	42,705,709	105,276,461
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(32,424,933)	(426,487,656)	(114,188,570)	(253,136,299)
Unaffiliated underlying funds	(185,273)	—	(212,627)	—
Net change in unrealized appreciation (depreciation)	(32,610,206)	(426,487,656)	(114,401,197)	(253,136,299)
Net realized and unrealized loss	(19,262,503)	(244,502,080)	(71,695,488)	(147,859,838)
Decrease in net assets resulting from operations	$(11,757,196)	$(201,499,288)	$(53,045,038)	$(116,815,831)

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$7,505,307	$7,545,028	$43,002,792	$44,443,246
Net realized gain	13,347,703	13,457,489	181,985,576	222,527,875
Net change in unrealized appreciation (depreciation)	(32,610,206)	15,027,912	(426,487,656)	231,430,770
Increase (decrease) in net assets resulting from operations	(11,757,196)	36,030,429	(201,499,288)	498,401,891

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(20,314,882)	(16,989,556)	(266,303,828)	(269,960,010)
Class I	(1,539)	(35)	(4,792,936)	(4,066,152)
Total distributions	(20,316,421)	(16,989,591)	(271,096,764)	(274,026,162)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,539,384	29,277,553	8,309,931	13,955,015
Reinvestment of distributions	20,316,376	16,989,556	271,096,764	274,026,162
	45,855,760	46,267,109	279,406,695	287,981,177
Cost of shares redeemed	(70,207,985)	(116,167,526)	(380,257,285)	(768,189,676)
Net decrease in net assets resulting from capital share transactions	(24,352,225)	(69,900,417)	(100,850,590)	(480,208,499)
Net decrease in net assets	(56,425,842)	(50,859,579)	(573,446,642)	(255,832,770)

NET ASSETS:
Beginning of year or period	456,726,706	507,586,285	3,067,265,233	3,323,098,003
End of year or period	$400,300,864	$456,726,706	$2,493,818,591	$3,067,265,233

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$18,650,450	$18,557,231	$31,044,007	$31,759,321
Net realized gain	42,705,709	46,057,628	105,276,461	134,512,055
Net change in unrealized appreciation (depreciation)	(114,401,197)	73,522,526	(253,136,299)	138,360,381
Increase (decrease) in net assets resulting from operations	(53,045,038)	138,137,385	(116,815,831)	304,631,757

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(66,693,112)	(86,237,751)	(169,238,894)	(191,087,794)
Class I	(1,252,742)	(1,361,352)	(2,141,323)	(2,091,097)
Total distributions	(67,945,854)	(87,599,103)	(171,380,217)	(193,178,891)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,449,278	16,487,338	10,671,117	12,200,146
Reinvestment of distributions	67,945,854	87,599,103	171,380,217	193,178,891
	82,395,132	104,086,441	182,051,334	205,379,037
Cost of shares redeemed	(162,130,311)	(239,639,958)	(292,994,805)	(479,427,511)
Net decrease in net assets resulting from capital share transactions	(79,735,179)	(135,553,517)	(110,943,471)	(274,048,474)
Net decrease in net assets	(200,726,071)	(85,015,235)	(399,139,519)	(162,595,608)

NET ASSETS:
Beginning of year or period	1,190,264,856	1,275,280,091	2,135,455,739	2,298,051,347
End of year or period	$989,538,785	$1,190,264,856	$1,736,316,220	$2,135,455,739

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-18	9.24	0.17		(0.41)	(0.24)	0.17	0.26	—	0.43	—	8.57	(2.74)	0.77	0.52	0.52	1.74	400,267	33
12-31-17	8.89	0.14	•	0.54	0.68	0.13	0.20	—	0.33	—	9.24	7.76	0.76	0.51	0.51	1.57	456,710	15
12-31-16	8.81	0.09		0.32	0.41	0.13	0.20	—	0.33	—	8.89	4.68	0.76	0.51	0.51	1.17	507,585	23
12-31-15	9.36	0.13		(0.20)	(0.07)	0.14	0.34	—	0.48	—	8.81	(0.80)	0.76	0.51	0.51	1.37	486,347	21
12-31-14	9.46	0.12	•	0.43	0.55	0.30	0.35	—	0.65	—	9.36	5.88	0.77	0.52	0.52	1.28	523,521	13
Class I
12-31-18	9.38	0.19	•	(0.41)	(0.22)	0.20	0.26	—	0.46	—	8.70	(2.54)	0.27	0.27	0.27	2.11	34	33
12-31-17	9.04	0.31	•	0.39	0.70	0.16	0.20	—	0.36	—	9.38	7.81	0.26	0.26	0.26	3.44	17	15
12-31-16	8.97	0.14		0.29	0.43	0.16	0.20	—	0.36	—	9.04	4.73	0.26	0.26	0.26	1.52	1	23
12-31-15	9.52	0.16		(0.20)	(0.04)	0.17	0.34	—	0.51	—	8.97	(0.50)	0.26	0.26	0.26	1.72	1	21
12-31-14	9.62	0.16		0.42	0.58	0.33	0.35	—	0.68	—	9.52	6.09	0.27	0.27	0.27	1.61	1	13
Voya Retirement Growth Portfolio
Class ADV
12-31-18	13.99	0.20	•	(1.13)	(0.93)	0.23	1.09	—	1.32	—	11.74	(7.47)	0.76	0.68	0.68	1.49	2,449,356	20
12-31-17	13.10	0.19	•	1.91	2.10	0.25	0.96	—	1.21	—	13.99	16.66	0.76	0.68	0.68	1.37	3,018,225	11
12-31-16	13.14	0.19	•	0.76	0.95	0.30	0.69	—	0.99	—	13.10	7.31	0.76	0.68	0.68	1.45	3,275,638	17
12-31-15	13.63	0.22	•	(0.49)	(0.27)	0.22	—	—	0.22	—	13.14	(2.03)	0.76	0.68	0.68	1.59	3,611,216	16
12-31-14	13.15	0.16	•	0.54	0.70	0.22	—	—	0.22	—	13.63	5.33	0.76	0.68	0.68	1.21	4,266,570	11
Class I
12-31-18	14.07	0.26		(1.13)	(0.87)	0.30	1.09	—	1.39	—	11.81	(7.05)	0.26	0.26	0.26	1.94	44,463	20
12-31-17	13.18	0.25	•	1.91	2.16	0.31	0.96	—	1.27	—	14.07	17.11	0.26	0.26	0.26	1.84	49,040	11
12-31-16	13.22	0.25		0.76	1.01	0.36	0.69	—	1.05	—	13.18	7.80	0.26	0.26	0.26	1.93	47,460	17
12-31-15	13.72	0.28		(0.49)	(0.21)	0.29	—	—	0.29	—	13.22	(1.62)	0.26	0.26	0.26	2.03	47,401	16
12-31-14	13.24	0.22	•	0.54	0.76	0.28	—	—	0.28	—	13.72	5.73	0.26	0.26	0.26	1.65	51,316	11
Voya Retirement Moderate Portfolio
Class ADV
12-31-18	11.79	0.19	•	(0.75)	(0.56)	0.21	0.51	—	0.72	—	10.51	(5.07)	0.77	0.61	0.61	1.68	972,232	27
12-31-17	11.35	0.17	•	1.14	1.31	0.20	0.67	—	0.87	—	11.79	11.82	0.76	0.60	0.60	1.50	1,170,685	12
12-31-16	11.49	0.15	•	0.51	0.66	0.23	0.57	—	0.80	—	11.35	5.78	0.76	0.60	0.60	1.34	1,257,324	15
12-31-15	12.68	0.18	•	(0.35)	(0.17)	0.11	0.91	—	1.02	—	11.49	(1.57)	0.76	0.60	0.60	1.47	1,387,932	18
12-31-14	12.40	0.16	•	0.49	0.65	0.37	—	—	0.37	—	12.68	5.24	0.76	0.60	0.60	1.26	1,621,085	10
Class I
12-31-18	11.93	0.24		(0.76)	(0.52)	0.26	0.51	—	0.77	—	10.64	(4.73)	0.27	0.27	0.27	2.03	17,307	27
12-31-17	11.48	0.22		1.14	1.36	0.24	0.67	—	0.91	—	11.93	12.21	0.26	0.26	0.26	1.86	19,580	12
12-31-16	11.62	0.20	•	0.51	0.71	0.28	0.57	—	0.85	—	11.48	6.12	0.26	0.26	0.26	1.68	17,956	15
12-31-15	12.82	0.23		(0.36)	(0.13)	0.16	0.91	—	1.07	—	11.62	(1.24)	0.26	0.26	0.26	1.81	19,000	18
12-31-14	12.53	0.21		0.50	0.71	0.42	—	—	0.42	—	12.82	5.64	0.26	0.26	0.26	1.62	21,914	10

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-18	12.80	0.19	•	(0.91)	(0.72)	0.22	0.89	—	1.11	—	10.97	(6.30)	0.76	0.65	0.65	1.56	1,716,501	22
12-31-17	12.23	0.18	•	1.53	1.71	0.23	0.91	—	1.14	—	12.80	14.56	0.76	0.65	0.65	1.42	2,111,439	10
12-31-16	12.76	0.18	•	0.67	0.85	0.28	1.10	—	1.38	—	12.23	6.81	0.76	0.65	0.65	1.46	2,275,963	16
12-31-15	13.54	0.21	•	(0.40)	(0.19)	0.22	0.37	—	0.59	—	12.76	(1.59)	0.76	0.65	0.65	1.56	2,521,814	16
12-31-14	13.02	0.16	•	0.58	0.74	0.22	—	—	0.22	—	13.54	5.68	0.76	0.65	0.65	1.24	2,930,279	11
Class I
12-31-18	12.73	0.24	•	(0.90)	(0.66)	0.28	0.89	—	1.17	—	10.90	(5.90)	0.26	0.26	0.26	1.97	19,816	22
12-31-17	12.17	0.24		1.52	1.76	0.29	0.91	—	1.20	—	12.73	15.05	0.26	0.26	0.26	1.84	24,017	10
12-31-16	12.71	0.24		0.66	0.90	0.34	1.10	—	1.44	—	12.17	7.25	0.26	0.26	0.26	1.86	22,088	16
12-31-15	13.50	0.26	•	(0.40)	(0.14)	0.28	0.37	—	0.65	—	12.71	(1.24)	0.26	0.26	0.26	1.95	21,862	16
12-31-14	12.98	0.23		0.56	0.79	0.27	—	—	0.27	—	13.50	6.11	0.26	0.26	0.26	1.65	24,595	11

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-three active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Retirement Conservative	$144,211,142	$181,460,792
Retirement Growth	582,084,543	911,299,385
Retirement Moderate	296,019,359	425,234,631
Retirement Moderate Growth	445,047,712	696,507,123

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or other related/affiliated party owned more than 5% of the following Portfolios:

Entity	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	19.79%
	Moderate	7.26
Voya Insurance and Annuity Company	Conservative	77.60
	Growth	94.00
	Moderate Growth	92.18
	Moderate	87.59

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment.

The Expense Limitation Agreement is contractual through May 1, 2019 and shall renew automatically for one-year

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2018.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2018	2,841,914	—	2,298,064	(7,821,481)	(2,681,503)	25,517,975	—	20,314,882	(70,204,573)	(24,371,716)
12/31/2017	3,221,520	—	1,898,274	(12,779,206)	(7,659,412)	29,261,775	—	16,989,556	(116,167,514)	(69,916,183)
Class I
12/31/2018	2,338	—	167	(386)	2,119	21,409	—	1,494	(3,412)	19,491
12/31/2017	1,693	—	—	(1)	1,692	15,778	—	—	(12)	15,766
Growth
Class ADV
12/31/2018	453,203	—	20,675,763	(28,248,002)	(7,119,036)	6,059,810	—	266,303,828	(376,782,863)	(104,419,225)
12/31/2017	870,429	—	20,576,220	(55,752,422)	(34,305,773)	11,860,114	—	269,960,010	(760,129,369)	(478,309,245)
Class I
12/31/2018	170,333	—	370,683	(260,600)	280,416	2,250,121	—	4,792,936	(3,474,422)	3,568,635
12/31/2017	154,115	—	308,743	(579,802)	(116,944)	2,094,901	—	4,066,152	(8,060,307)	(1,899,254)
Moderate
Class ADV
12/31/2018	1,135,735	—	5,981,445	(13,952,186)	(6,835,006)	12,809,304	—	66,693,112	(159,101,417)	(79,599,001)
12/31/2017	1,321,390	—	7,658,770	(20,445,277)	(11,465,117)	15,419,621	—	86,237,751	(238,053,660)	(136,396,288)
Class I
12/31/2018	145,008	—	111,157	(271,268)	(15,103)	1,639,974	—	1,252,742	(3,028,894)	(136,178)
12/31/2017	91,713	—	119,732	(134,097)	77,348	1,067,717	—	1,361,352	(1,586,298)	842,771
Moderate Growth
Class ADV
12/31/2018	791,749	—	14,269,721	(23,572,373)	(8,510,903)	9,798,257	—	169,238,894	(289,159,538)	(110,122,387)
12/31/2017	823,446	—	15,792,380	(37,827,397)	(21,211,571)	10,380,635	—	191,087,794	(476,322,377)	(274,853,948)
Class I
12/31/2018	71,549	—	182,240	(322,173)	(68,384)	872,860	—	2,141,323	(3,835,267)	(821,084)
12/31/2017	146,834	—	174,113	(249,318)	71,629	1,819,511	—	2,091,097	(3,105,134)	805,474

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$8,436,851	$11,879,570	$7,010,595	$9,978,996
Growth	47,951,500	223,145,264	56,051,101	217,975,061
Moderate	20,043,021	47,902,833	19,971,165	67,627,938
Moderate Growth	34,349,570	137,030,647	38,932,858	154,246,033

The tax-basis components of distributable earnings as of December 31, 2018 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Conservative	$7,824,237	$10,726,940	$22,384,104
Growth	47,812,931	189,145,408	(158,610,500)
Moderate	19,896,031	44,339,970	(53,783,965)
Moderate Growth	33,936,943	114,012,368	(104,168,910)

At December 31, 2018, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:

	Retirement Conservative	Retirement Growth	Retirement Moderate	Retirement Moderate Growth
Distributions from net investment income:
Class ADV	$(6,716,321)	$(55,056,608)	$(19,589,019)	$(38,434,704)
Class I	(15)	(994,493)	(361,816)	(498,154)
	$(6,716,336)	$(56,051,101)	$(19,950,835)	$(38,932,858)
Distributions from net realized gains:
Class ADV	$(10,273,235)	$(214,903,402)	$(66,648,732)	$(152,653,090)
Class I	(20)	(3,071,659)	(999,536)	(1,592,943)
	$(10,273,255)	$(217,975,061)	$(67,648,268)	$(154,246,033)
Undistributed net investment income at end of year	$8,230,675	$47,193,314	$19,989,938	$34,084,049

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

24

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 12.9%
971,955	Schwab U.S. TIPS ETF	$51,756,604	12.9
	Total Exchange-Traded Funds (Cost $51,941,877)	51,756,604	12.9

MUTUAL FUNDS: 87.1%
	Affiliated Investment Companies: 87.1%
259,062	Voya Australia Index Portfolio — Class I	1,992,187	0.5
747,813	Voya Emerging Markets Index Portfolio — Class I	7,971,688	2.0
864,772	Voya Euro STOXX 50® Index Portfolio — Class I	7,981,842	2.0
625,589	Voya FTSE 100 Index® Portfolio — Class I	4,985,947	1.3
505,836	Voya Japan TOPIX Index® Portfolio — Class I	4,977,422	1.2

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
927,984	Voya RussellTM Mid Cap Index Portfolio — Class I	$12,026,667	3.0
22,054,351	Voya U.S. Bond Index Portfolio — Class I	227,380,364	56.8
5,854,333	Voya U.S. Stock Index Portfolio — Class I	81,375,233	20.3
	Total Mutual Funds (Cost $322,249,386)	348,691,350	87.1
	Total Investments in Securities (Cost $374,191,263)	$400,447,954	100.0
	Liabilities in Excess of Other Assets	(147,090)	—
	Net Assets	$400,300,864	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$51,756,604	$—	$—	$51,756,604
Mutual Funds	348,691,350	—	—	348,691,350
Total Investments, at fair value	$400,447,954	$—	$—	$400,447,954

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$2,350,215	$524,526	$(480,313)	$(402,241)	$1,992,187	$127,398	$15,588	$—
Voya Emerging Markets Index Portfolio — Class I	—	10,323,697	(1,235,987)	(1,116,022)	7,971,688	14	(117,709)	—
Voya Euro STOXX 50® Index Portfolio — Class I	5,533,311	5,379,150	(1,258,703)	(1,671,916)	7,981,842	156,854	46,793	93,756
Voya FTSE 100 Index® Portfolio — Class I	4,726,091	2,375,012	(1,068,843)	(1,046,313)	4,985,947	207,823	(27,503)	111,653
Voya Hang Seng Index Portfolio — Class I	1,184,951	258,908	(1,008,464)	(435,395)	—	51,463	296,727	130,193
Voya Japan TOPIX Index® Portfolio — Class I	4,647,709	2,596,132	(972,958)	(1,293,461)	4,977,422	101,469	85,948	327,666
Voya RussellTM Mid Cap Index Portfolio — Class I	28,254,891	6,610,340	(17,174,845)	(5,663,719)	12,026,667	375,829	1,631,801	2,947,192

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Bond Index Portfolio — Class I	$257,368,953	$32,292,802	$(56,848,059)	$(5,433,332)	$227,380,364	$5,781,840	$(1,617,613)	$—
Voya U.S. Stock Index Portfolio — Class I	93,816,858	23,986,722	(22,156,438)	(14,271,909)	81,375,233	1,450,458	5,687,722	4,746,974
VY® BlackRock Inflation Protected Bond Portfolio — Class I	59,077,128	5,724,890	(63,711,393)	(1,090,625)	—	1,160,480	(998,329)	—
	$456,960,107	$90,072,179	$(165,916,003)	$(32,424,933)	$348,691,350	$9,413,628	$5,003,425	$8,357,434

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $378,063,850.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$31,422,111
Gross Unrealized Depreciation	(9,038,007)
Net Unrealized Appreciation	$22,384,104

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
6,434,536	Voya Australia Index Portfolio — Class I	$49,481,579	2.0
18,574,330	Voya Emerging Markets Index Portfolio — Class I	198,002,353	7.9
19,466,493	Voya Euro STOXX 50® Index Portfolio — Class I	179,675,732	7.2
13,984,990	Voya FTSE 100 Index® Portfolio — Class I	111,460,367	4.5
947,667	Voya Hang Seng Index Portfolio — Class I	12,471,301	0.5
11,935,414	Voya Japan TOPIX Index® Portfolio — Class I	117,444,474	4.7
19,211,623	Voya RussellTM Mid Cap Index Portfolio — Class I	248,982,632	10.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
9,573,879	Voya RussellTM Small Cap Index Portfolio — Class I	$124,268,952	5.0
60,084,431	Voya U.S. Bond Index Portfolio — Class I	619,470,485	24.8
60,023,836	Voya U.S. Stock Index Portfolio — Class I	834,331,314	33.5

	Total Mutual Funds (Cost $2,601,969,989)	2,495,589,189	100.1
	Liabilities in Excess of Other Assets	(1,770,598)	(0.1)
	Net Assets	$2,493,818,591	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Mutual Funds	$2,495,589,189	$—	$—	$2,495,589,189
Total Investments, at fair value	$2,495,589,189	$—	$—	$2,495,589,189

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$54,537,277	$14,066,890	$(9,178,771)	$(9,943,817)	$49,481,579	$2,929,755	$73,767	$—
Voya Emerging Markets Index Portfolio — Class I	186,107,762	102,005,626	(46,386,189)	(43,724,846)	198,002,353	4,010,401	5,073,955	—
Voya Euro STOXX 50® Index Portfolio — Class I	190,634,631	58,643,219	(27,316,132)	(42,285,986)	179,675,732	5,361,031	(128,734)	3,204,694
Voya FTSE 100 Index® Portfolio — Class I	148,800,965	22,482,193	(42,426,507)	(17,396,284)	111,460,367	6,486,865	(10,453,427)	3,485,289
Voya Hang Seng Index Portfolio — Class I	23,575,294	6,180,093	(9,888,772)	(7,395,314)	12,471,301	1,014,286	2,545,998	2,566,643
Voya Japan TOPIX Index® Portfolio — Class I	161,786,067	25,567,732	(32,778,999)	(37,130,326)	117,444,474	3,500,487	3,083,386	11,305,355
Voya RussellTM Mid Cap Index Portfolio — Class I	406,017,585	65,303,584	(146,188,056)	(76,150,481)	248,982,632	5,351,681	7,574,118	41,968,569
Voya RussellTM Small Cap Index Portfolio — Class I	154,031,170	27,670,626	(34,187,129)	(23,245,715)	124,268,952	1,611,977	287,363	8,419,547
Voya U.S. Bond Index Portfolio — Class I	748,208,440	119,758,275	(239,662,960)	(8,833,270)	619,470,485	16,882,735	(12,482,583)	—

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Stock Index Portfolio — Class I	$995,606,921	$140,406,305	$(141,300,295)	$(160,381,617)	$834,331,314	$15,428,407	$63,825,639	$51,635,997
	$3,069,306,112	$582,084,543	$(729,313,810)	$(426,487,656)	$2,495,589,189	$62,577,625	$59,399,482	$122,586,094

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $2,654,199,689.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,794,423
Gross Unrealized Depreciation	(161,404,923)
Net Unrealized Depreciation	$(158,610,500)

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.0%
1,107,229	Schwab U.S. TIPS ETF	$58,959,944	6.0
	Total Exchange-Traded Funds (Cost $59,172,572)	58,959,944	6.0

MUTUAL FUNDS: 94.1%
	Affiliated Investment Companies: 94.1%
1,599,004	Voya Australia Index Portfolio — Class I	12,296,337	1.2
4,615,745	Voya Emerging Markets Index Portfolio — Class I	49,203,837	5.0
4,803,967	Voya Euro STOXX 50® Index Portfolio — Class I	44,340,615	4.5
3,706,920	Voya FTSE 100 Index® Portfolio — Class I	29,544,153	3.0
188,369	Voya Hang Seng Index Portfolio — Class I	2,478,931	0.2
2,997,247	Voya Japan TOPIX Index® Portfolio — Class I	29,492,908	3.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
3,818,848	Voya RussellTM Mid Cap Index Portfolio — Class I	$49,492,264	5.0
2,283,774	Voya RussellTM Small Cap Index Portfolio — Class I	29,643,384	3.0
42,039,120	Voya U.S. Bond Index Portfolio — Class I	433,423,330	43.8
18,072,563	Voya U.S. Stock Index Portfolio — Class I	251,208,625	25.4

	Total Mutual Funds
	(Cost $965,926,138)	931,124,384	94.1
	Total Investments in Securities (Cost $1,025,098,710)	$990,084,328	100.1
	Liabilities in Excess of Other Assets	(545,543)	(0.1)
	Net Assets	$989,538,785	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$58,959,944	$—	$—	$58,959,944
Mutual Funds	931,124,384	—	—	931,124,384
Total Investments, at fair value	$990,084,328	$—	$—	$990,084,328

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$12,188,994	$4,685,281	$(2,064,747)	$(2,513,191)	$12,296,337	$648,875	$237,008	$—
Voya Emerging Markets Index Portfolio — Class I	48,480,456	23,195,000	(11,789,694)	(10,681,925)	49,203,837	1,036,062	1,432,524	—
Voya Euro STOXX 50® Index Portfolio — Class I	48,785,543	13,080,749	(7,356,893)	(10,168,784)	44,340,615	1,357,083	11,678	811,231
Voya FTSE 100 Index® Portfolio — Class I	36,765,404	7,373,760	(10,005,542)	(4,589,469)	29,544,153	1,586,422	(2,406,048)	852,359
Voya Hang Seng Index Portfolio — Class I	6,134,259	1,606,056	(3,340,443)	(1,920,941)	2,478,931	262,058	818,067	663,135
Voya Japan TOPIX Index® Portfolio — Class I	39,151,814	7,997,747	(8,331,596)	(9,325,057)	29,492,908	839,780	1,129,251	2,712,198

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Mid Cap Index Portfolio — Class I	$109,860,936	$20,079,081	$(64,674,664)	$(15,773,089)	$49,492,264	$1,435,411	$(296,607)	$11,256,673
Voya RussellTM Small Cap Index Portfolio — Class I	36,127,618	7,842,442	(8,834,473)	(5,492,203)	29,643,384	374,590	212,807	1,956,528
Voya U.S. Bond Index Portfolio — Class I	515,208,291	60,806,847	(137,576,616)	(5,015,192)	433,423,330	11,446,811	(9,367,681)	—
Voya U.S. Stock Index Portfolio — Class I	267,582,445	78,404,295	(46,818,579)	(47,959,536)	251,208,625	4,547,150	19,417,847	15,040,317
VY® BlackRock Inflation Protected Bond Portfolio — Class I	70,709,328	6,886,707	(76,846,852)	(749,183)	—	1,383,529	(1,748,736)	—
	$1,190,995,088	$231,957,965	$(377,640,099)	$(114,188,570)	$931,124,384	$24,917,771	$9,440,110	$33,292,441

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,043,868,293.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,304,629
Gross Unrealized Depreciation	(55,088,594)
Net Unrealized Depreciation	$(53,783,965)

See Accompanying Notes to Financial Statements

30

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
3,921,637	Voya Australia Index Portfolio — Class I	$30,157,385	1.7
11,320,406	Voya Emerging Markets Index Portfolio — Class I	120,675,523	7.0
10,286,049	Voya Euro STOXX 50® Index Portfolio — Class I	94,940,229	5.5
8,117,437	Voya FTSE 100 Index® Portfolio — Class I	64,695,971	3.7
330,021	Voya Hang Seng Index Portfolio — Class I	4,343,073	0.3
6,563,255	Voya Japan TOPIX Index® Portfolio — Class I	64,582,429	3.7
9,366,612	Voya RussellTM Mid Cap Index Portfolio — Class I	121,391,291	7.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
5,334,632	Voya RussellTM Small Cap Index Portfolio — Class I	$69,243,522	4.0
58,590,520	Voya U.S. Bond Index Portfolio — Class I	604,068,266	34.8
40,534,813	Voya U.S. Stock Index Portfolio — Class I	563,433,903	32.4

	Total Mutual Funds (Cost $1,804,635,641)	1,737,531,592	100.1
	Liabilities in Excess of Other Assets	(1,215,372)	(0.1)
	Net Assets	$1,736,316,220	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Mutual Funds	$1,737,531,592	$—	$—	$1,737,531,592
Total Investments, at fair value	$1,737,531,592	$—	$—	$1,737,531,592

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$32,643,919	$9,363,090	$(6,213,683)	$(5,635,941)	$30,157,385	$1,740,668	$(255,068)	$—
Voya Emerging Markets Index Portfolio — Class I	108,307,637	67,743,057	(29,432,695)	(25,942,476)	120,675,523	2,316,446	2,924,256	—
Voya Euro STOXX 50® Index Portfolio — Class I	107,570,427	25,791,946	(15,896,637)	(22,525,507)	94,940,229	3,001,349	99,951	1,794,134
Voya FTSE 100 Index® Portfolio — Class I	82,039,006	14,197,268	(21,143,437)	(10,396,866)	64,695,971	3,549,930	(5,336,173)	1,907,321
Voya Hang Seng Index Portfolio — Class I	10,972,871	2,725,655	(5,971,571)	(3,383,882)	4,343,073	468,691	1,397,703	1,186,020
Voya Japan TOPIX Index® Portfolio — Class I	86,069,858	15,353,348	(16,792,865)	(20,047,912)	64,582,429	1,848,592	1,782,740	5,970,310
Voya RussellTM Mid Cap Index Portfolio — Class I	261,654,056	42,832,087	(145,378,069)	(37,716,783)	121,391,291	3,424,105	(1,383,334)	26,852,270
Voya RussellTM Small Cap Index Portfolio — Class I	86,045,484	16,394,190	(20,514,595)	(12,681,557)	69,243,522	893,873	72,901	4,668,805
Voya U.S. Bond Index Portfolio — Class I	731,638,953	104,424,626	(225,480,013)	(6,515,300)	604,068,266	16,337,594	(14,157,139)	—

See Accompanying Notes to Financial Statements

31

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Stock Index Portfolio — Class I	$629,908,630	$146,222,445	$(104,407,097)	$(108,290,075)	$563,433,903	$10,336,962	$43,182,524	$34,569,241
	$2,136,850,841	$445,047,712	$(591,230,662)	$(253,136,299)	$1,737,531,592	$43,918,210	$28,328,361	$76,948,100

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,841,700,502.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(104,168,910)
Net Unrealized Depreciation	$(104,168,910)

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.1743
Class I	NII	$0.1999
All Classes	STCG	$0.0041
All Classes	LTCG	$0.2512
Voya Retirement Growth Portfolio
Class ADV	NII	$0.2298
Class I	NII	$0.2968
All Classes	STCG	$0.0030
All Classes	LTCG	$1.0886

Portfolio Name	Type	Per Share Amount
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.2128
Class I	NII	$0.2578
All Classes	STCG	$0.0001
All Classes	LTCG	$0.5107
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2200
Class I	NII	$0.2762
All Classes	STCG	$0.0012
All Classes	LTCG	$0.8851

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	24.54%
Voya Retirement Growth Portfolio	50.88%
Voya Retirement Moderate Portfolio	32.81%
Voya Retirement Moderate Growth Portfolio	44.90%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$11,879,570
Voya Retirement Growth Portfolio	$223,145,264
Voya Retirement Moderate Portfolio	$47,902,833
Voya Retirement Moderate Growth Portfolio	$137,030,647

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2018:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$47,393	$0.0010	4.81%
Voya Retirement Growth Portfolio	$1,186,481	$0.0056	26.14%
Voya Retirement Moderate Portfolio	$288,296	$0.0031	16.45%
Voya Retirement Moderate Growth Portfolio	$667,458	$0.0042	21.03%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	Dentaquest, Boston, MA (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired.	150	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015–Present	Retired.	150	None.

34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*: (continued)

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 1994–Present	Retired.	150	None.

Trustee who is an “interested person”:

Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2018, Patrick W. Kenny retired as Trustee of the Board.

35

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

36

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010–Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of the Trust (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

39

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts.

These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of asset allocation on the Portfolio’s performance; (2) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (3) management’s confidence in the ability of the Sub-Adviser to deliver long-term performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its

40

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the composition of the Portfolio’s Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group, such as due to the limited size of the Selected Peer Group; and (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio, not inclusive of AFFE.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, the fourth quintile for the year-to-date, three-year and five-year periods, and the fifth (lowest) quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of the Portfolio’s asset allocation on its performance; (2) the competitiveness of the Portfolio’s performance during certain periods; (3) the enhancements made to the Portfolio’s investment strategy in recent years, including additions to the Portfolio’s portfolio management team; and (4) its confidence in the ability of the Sub-Adviser to deliver long-term performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the composition of the Portfolio’s Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group, such as due to the limited size of the Selected Peer Group and differences between the Portfolio’s distribution fee structure and its Selected Peer Group funds’ distribution fee structures; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date, three-year and five-year periods, and the fifth (lowest) quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s representations

41

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

regarding the enhancements made to the Portfolio’s portfolio management team in recent years and its confidence in the ability of the Sub-Adviser to deliver long-term performance; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the composition of the Portfolio’s Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group, such as due to the limited size of the Selected Peer Group and differences between the Portfolio’s distribution fee structure and its Selected Peer Group funds’ distribution fee structures; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, the third quintile for the year-to-date period, and the fourth quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods: (2) the enhancements made to the Portfolio’s investment strategy in recent years, including additions to the Portfolio’s portfolio management team; and (3) its confidence in the ability of the Sub-Adviser to deliver long-term performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the composition of the Portfolio’s Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group, such as due to the limited size of the Selected Peer Group and differences between the Portfolio’s distribution fee structure and its Selected Peer Group funds’ distribution fee structures; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio, not inclusive of AFFE.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

42

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the

Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

43

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-RETADVI (1218-022119)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $582,632 for the year ended December 31, 2018 and $612,231 for the year ended December 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $64,800 for the year ended December 31, 2018 and $67,500 for the year ended December 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $147,078 for the year ended December 31, 2018 and $135,881 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2018 and $0 for the year ended December 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2018 and December 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Investors Trust	$211,878	$203,381
Voya Investments, LLC (1)	$38,950	$122,200

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio (the Funds), each a series of Voya Investors Trust, including the summary portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2019

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Australia: 4.3%
303,134		Dexus	2,268,840	1.1
114,227		Goodman Group	855,658	0.4
679,879		GPT Group	2,558,413	1.2
2,089,642		Mirvac Group	3,300,223	1.6
			8,983,134	4.3

		Belgium: 1.0%
32,471	(1)	Shurgard Self Storage SA	902,189	0.4
9,556		Warehouses De Pauw SCA	1,261,302	0.6
			2,163,491	1.0

		Canada: 1.9%
40,964		Canadian Apartment Properties REIT	1,329,260	0.6
138,900		Chartwell Retirement Residences	1,390,831	0.7
86,000	(2)	First Capital Realty, Inc.	1,187,445	0.6
			3,907,536	1.9

		China: 0.5%
310,000		China Overseas Land & Investment Ltd.	1,068,822	0.5

		Germany: 5.0%
19,158	(3)	ADO Properties SA	996,702	0.5
20,665		LEG Immobilien AG	2,155,978	1.0
74,943		TAG Immobilien AG	1,706,963	0.8
124,822		Vonovia SE	5,626,846	2.7
			10,486,489	5.0

		Hong Kong: 8.6%
812,000		CK Asset Holdings Ltd.	5,941,063	2.8
468,000		Link REIT	4,744,455	2.3
1,639,000		New World Development Ltd.	2,164,742	1.0
99,000		Sun Hung Kai Properties Ltd.	1,412,891	0.7
264,285		Wharf Real Estate Investment Co. Ltd.	1,580,666	0.7
398,000		Wheelock & Co., Ltd.	2,278,537	1.1
			18,122,354	8.6

		Ireland: 0.7%
446,928		Green REIT plc	691,292	0.3
500,965		Hibernia REIT plc	723,998	0.4
			1,415,290	0.7

		Japan: 11.5%
71,900		Aeon Mall Co., Ltd.	1,145,491	0.6
858		AEON REIT Investment Corp.	987,670	0.5
190,599		Hulic Co. Ltd.	1,703,263	0.8
823		Hulic Reit, Inc.	1,277,931	0.6
3,248		Japan Hotel REIT Investment Corp.	2,318,342	1.1
126		Kenedix Office Investment Corp.	804,235	0.4
305		Kenedix Retail REIT Corp.	691,471	0.3
1,115		LaSalle Logiport REIT	1,079,549	0.5
710		MID Reit, Inc.	560,730	0.3
239,529		Mitsui Fudosan Co., Ltd.	5,320,396	2.5
1,687		Mori Hills REIT Investment Corp.	2,123,766	1.0
80,800		Nomura Real Estate Holdings, Inc.	1,481,673	0.7
1,859		Orix JREIT, Inc.	3,091,529	1.5
151,100		Tokyo Tatemono Co., Ltd.	1,566,396	0.7
			24,152,442	11.5

		Luxembourg: 0.7%
66,619		Grand City Properties SA	1,447,966	0.7

		Norway: 0.4%
69,208	(3)	Entra ASA	921,718	0.4

		Singapore: 2.4%
896,900		CapitaLand Commercial Trust	1,152,002	0.6
1,192,300		CapitaLand Ltd.	2,718,956	1.3
1,242,699		Mapletree Logistics Trust	1,149,471	0.5
			5,020,429	2.4

		Spain: 1.5%
175,848		Inmobiliaria Colonial Socimi SA	1,639,253	0.8
58,711	(1)	Lar Espana Real Estate Socimi SA	500,664	0.2
81,926		Merlin Properties Socimi SA	1,012,062	0.5
			3,151,979	1.5

		Sweden: 3.4%
143,394		Castellum AB	2,649,729	1.3
146,755		Fabege AB	1,961,527	0.9
119,460		Kungsleden AB	849,667	0.4
47,658	(1)	Pandox AB	789,480	0.4
80,521		Wihlborgs Fastigheter AB	933,552	0.4
			7,183,955	3.4

		United Kingdom: 3.9%
367,620		Grainger PLC	983,048	0.5
287,879		Land Securities Group PLC	2,955,900	1.4
130,467		Safestore Holdings PLC	842,275	0.4
240,346		Segro PLC	1,804,312	0.8
169,505		Unite Group PLC	1,742,775	0.8
			8,328,310	3.9

		United States: 53.6%
38,657		Alexandria Real Estate Equities, Inc.	4,454,833	2.1
58,674		American Campus Communities, Inc.	2,428,517	1.1
33,345		AvalonBay Communities, Inc.	5,803,697	2.8
137,857		Brixmor Property Group, Inc.	2,025,119	1.0
89,218		Columbia Property Trust, Inc.	1,726,368	0.8
249,985		Cousins Properties, Inc.	1,974,882	0.9

See Accompanying Notes to Financial Statements

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

19,326	Crown Castle International Corp.	2,099,383	1.0
108,137	CubeSmart	3,102,451	1.5
66,634	CyrusOne, Inc.	3,523,606	1.7
97,897	Douglas Emmett, Inc.	3,341,225	1.6
79,657	Duke Realty Corp.	2,063,116	1.0
10,183	Equinix, Inc.	3,590,119	1.7
88,053	Equity Residential	5,812,379	2.8
64,561	Extra Space Storage, Inc.	5,841,479	2.8
128,781	Healthcare Trust of America, Inc.	3,259,447	1.5
33,960	Hilton Worldwide Holdings, Inc.	2,438,328	1.2
98,022	Hudson Pacific Properties, Inc.	2,848,519	1.3
160,134	Invitation Homes, Inc.	3,215,491	1.5
46,420	JBG Smith Properties	1,615,880	0.8
37,534	Liberty Property Trust	1,571,924	0.7
60,232	MGM Growth Properties LLC	1,590,727	0.8
23,652	Mid-America Apartment Communities, Inc.	2,263,496	1.1
79,608	Piedmont Office Realty Trust, Inc.	1,356,520	0.6
130,628	ProLogis, Inc.	7,670,476	3.6
72,552	Regency Centers Corp.	4,257,351	2.0
62,300	Simon Property Group, Inc.	10,465,777	5.0
113,690	Store Capital Corp.	3,218,564	1.5
35,486	Sun Communities, Inc.	3,609,281	1.7
32,089	Taubman Centers, Inc.	1,459,729	0.7
38,951	Tier REIT, Inc.	803,559	0.4
377,761	Vereit, Inc.	2,700,991	1.3
169,511	VICI Properties, Inc.	3,183,417	1.5
110,464	Welltower, Inc.	7,667,306	3.6
		112,983,957	53.6

	Total Common Stock
	(Cost $187,586,986)	209,337,872	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateral(4): 0.6%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,000,163, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $1,020,168, due 11/15/23-05/15/58)	1,000,000	0.5
234,971	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $235,014, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $239,670, due 01/25/19-10/20/68)	234,971	0.1
		1,234,971	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
397,476	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $397,476)	397,476	0.2

	Total Short-Term Investments
	(Cost $1,632,447)	1,632,447	0.8

	Total Investments in Securities (Cost $189,219,433)	$210,970,319	100.2
	Liabilities in Excess of Other Assets	(325,420)	(0.2)
	Net Assets	$210,644,899	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Communication Services: 3.4%
67,651		CBS Corp. - Class B	2,957,702	0.7
23,209	(1)	Charter Communications, Inc.	6,613,869	1.6
133,742		Comcast Corp. – Class A	4,553,915	1.1
			14,125,486	3.4

		Consumer Discretionary: 7.5%
177,933		Carnival Corp.	8,772,097	2.1
182,278	(1)	eBay, Inc.	5,116,543	1.2
307,697		General Motors Co.	10,292,465	2.4
1,532,374		Kingfisher PLC	4,029,058	1.0
87,696	(1)	Michael Kors Holdings Ltd.	3,325,432	0.8
			31,535,595	7.5

		Consumer Staples: 5.5%
224,411		Mondelez International, Inc.	8,983,172	2.1
131,105		Philip Morris International, Inc.	8,752,570	2.1
167,464	(1)	US Foods Holding Corp.	5,298,561	1.3
			23,034,303	5.5

		Energy: 14.0%
124,639		Anadarko Petroleum Corp.	5,464,174	1.3
130,932		Apache Corp.	3,436,965	0.8
1,137,768		BP PLC	7,192,614	1.7
191,056		Canadian Natural Resources Ltd.	4,609,863	1.1
284,378		Devon Energy Corp.	6,409,880	1.5
290,922		Marathon Oil Corp.	4,171,821	1.0
140,974		Occidental Petroleum Corp.	8,652,984	2.1
344,065		Royal Dutch Shell PLC - Class A	10,126,810	2.4
105,166		Schlumberger Ltd.	3,794,389	0.9
263,795		TechnipFMC PLC	5,165,106	1.2
			59,024,606	14.0

		Financials: 28.8%
261,554		American International Group, Inc.	10,307,843	2.4
28,996		Aon PLC	4,214,859	1.0
156,987		AXA Equitable Holdings, Inc.	2,610,694	0.6
649,484		Bank of America Corp.	16,003,286	3.8
335,176		Citigroup, Inc.	17,449,263	4.1
277,204		Citizens Financial Group, Inc.	8,241,275	2.0
203,155		Fifth Third Bancorp	4,780,237	1.1
188,870		First Horizon National Corp.	2,485,529	0.6
22,895		Goldman Sachs Group, Inc.	3,824,610	0.9
134,360		JPMorgan Chase & Co.	13,116,223	3.1
254,837		Morgan Stanley	10,104,287	2.4
34,171		Northern Trust Corp.	2,856,354	0.7
49,838		PNC Financial Services Group, Inc.	5,826,561	1.4
78,647		State Street Corp.	4,960,266	1.2
185,030		Wells Fargo & Co.	8,526,182	2.0
40,749		Willis Towers Watson PLC	6,188,143	1.5
			121,495,612	28.8

		Health Care: 17.8%
17,645		Anthem, Inc.	4,634,106	1.1
102,514		Bristol-Myers Squibb Co.	5,328,678	1.3
51,686	(1)	Celgene Corp.	3,312,556	0.8
157,146		CVS Health Corp.	10,296,206	2.4
104,786		Johnson & Johnson	13,522,633	3.2
51,414		McKesson Corp.	5,679,705	1.4
59,121		Medtronic PLC	5,377,646	1.3
95,883		Merck & Co., Inc.	7,326,420	1.7
102,028		Novartis AG	8,738,113	2.1
61,458		Sanofi	5,331,482	1.2
54,274		Zimmer Biomet Holdings, Inc.	5,629,299	1.3
			75,176,844	17.8

		Industrials: 6.0%
80,550		CSX Corp.	5,004,571	1.2
51,353		General Dynamics Corp.	8,073,205	1.9
63,438		Ingersoll-Rand PLC - Class A	5,787,449	1.4
222,109		Johnson Controls International plc	6,585,532	1.5
			25,450,757	6.0

		Information Technology: 10.3%
210,759		Cisco Systems, Inc.	9,132,187	2.2
84,331		Cognizant Technology Solutions Corp.	5,353,332	1.3
175,297		Intel Corp.	8,226,688	1.9
126,881		Juniper Networks, Inc.	3,414,368	0.8
204,227		Oracle Corp.	9,220,849	2.2
141,457		Qualcomm, Inc.	8,050,318	1.9
			43,397,742	10.3

		Materials: 2.7%
119,432		BHP Billiton Ltd.	2,886,796	0.7
28,695		DowDuPont, Inc.	1,534,609	0.4
136,820		Mosaic Co.	3,996,512	0.9
67,136		Nutrien Ltd.	3,155,392	0.7
			11,573,309	2.7

		Utilities: 1.2%
29,966		Duke Energy Corp.	2,586,066	0.6
62,072		FirstEnergy Corp.	2,330,804	0.6
			4,916,870	1.2

	Total Common Stock
	(Cost $391,928,540)		409,731,124	97.2

See Accompanying Notes to Financial Statements

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

SHORT-TERM INVESTMENTS: 2.2%
	Mutual Funds: 2.2%
9,143,746	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $9,143,746)	9,143,746	2.2

	Total Short-Term Investments
	(Cost $9,143,746)	9,143,746	2.2

	Total Investments in Securities (Cost $401,072,286)	$418,874,870	99.4
	Assets in Excess of Other Liabilities	2,716,047	0.6
	Net Assets	$421,590,917	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Argentina: 2.0%
29,360	(1)	MercadoLibre, Inc.	8,598,076	2.0

		Australia: 0.4%
385,096		Oil Search Ltd.	1,939,731	0.4

		Brazil: 6.6%
753,045		Ambev SA ADR	2,951,936	0.7
993,920		B3 SA - Brasil Bolsa Balcao	6,875,313	1.6
1,818,303		Kroton Educacional SA	4,161,349	1.0
654,467		Lojas Renner SA	7,159,750	1.6
328,900		Petrobras Distribuidora SA	2,180,927	0.5
149,620		Raia Drogasil SA	2,206,227	0.5
151,510		Ultrapar Participacoes SA	2,079,683	0.5
232,276		Weg S.A.	1,051,183	0.2
			28,666,368	6.6

		China: 26.2%
150,852	(2)	Alibaba Group Holding Ltd. ADR	20,677,284	4.8
32,410	(2)	Baidu, Inc. ADR	5,140,226	1.2
757,200	(3)	Fuyao Glass Industry Group Co. Ltd. - H Shares	2,424,307	0.6
975,262		Hangzhou Robam Appliances Co. Ltd. - A Shares	2,883,145	0.7
1,053,559		Han's Laser Technology Industry Group Co. Ltd. - A Shares	4,679,136	1.1
290,800		Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares	971,610	0.2
1,276,484		Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares	4,264,943	1.0
148,460	(2)	JD.com, Inc. ADR	3,107,268	0.7
52,500		Kweichow Moutai Co. Ltd. - A Shares	4,534,883	1.1
307,377	(1),(2)	Meituan Dianping- Class B	1,722,750	0.4
979,700		Midea Group Co. Ltd. - A Shares	5,291,553	1.2
66,640	(2)	New Oriental Education & Technology Group, Inc. ADR	3,652,538	0.8
2,080,000		Ping An Insurance Group Co. of China Ltd. - H Shares	18,349,793	4.2
469,000		Shenzhou International Group Holdings Ltd.	5,330,585	1.2
646,900		Tencent Holdings Ltd.	25,927,979	6.0
126,780		Yum China Holdings, Inc.	4,250,933	1.0
			113,208,933	26.2

		Egypt: 0.8%
808,830		Commercial International Bank Egypt SAE REG GDR	3,433,483	0.8

		Hong Kong: 7.1%
2,830,200		AIA Group Ltd.	23,509,945	5.4
34,500		Jardine Matheson Holdings Ltd.	2,402,192	0.6
911,000		Techtronic Industries Co., Ltd.	4,834,374	1.1
			30,746,511	7.1

		Hungary: 0.8%
83,100		OTP Bank Nyrt	3,358,328	0.8

		India: 19.2%
177,470		Asian Paints Ltd.	3,486,941	0.8
183,620		HDFC Bank Ltd. ADR	19,021,196	4.4
85,320		HDFC Bank Ltd. - Foreign Premium	2,595,421	0.6
1,028,160	(3)	HDFC Standard Life Insurance Co. Ltd.	5,697,587	1.3
811,975		Housing Development Finance Corp.	22,876,820	5.3
268,348		IndusInd Bank Ltd.	6,144,559	1.4
1,239,820		ITC Ltd.	4,999,043	1.2
329,530		Kotak Mahindra Bank Ltd.	5,927,961	1.4
278,192		Tata Consultancy Services Ltd.	7,543,136	1.7
82,920		Ultratech Cement Ltd.	4,736,131	1.1
			83,028,795	19.2

		Indonesia: 2.4%
1,227,100		Astra International Tbk PT	702,995	0.2
3,328,900		Bank Central Asia Tbk PT	6,020,147	1.4
14,490,000		Bank Rakyat Indonesia	3,691,449	0.8
			10,414,591	2.4

		Macau: 1.2%
1,245,200		Sands China Ltd.	5,430,333	1.2

		Mexico: 3.4%
63,450		Fomento Economico Mexicano SAB de CV ADR	5,459,873	1.3
1,334,970		Grupo Financiero Banorte	6,516,655	1.5
766,610		Infraestructura Energetica Nova SAB de CV	2,848,492	0.6
			14,825,020	3.4

		Panama: 0.9%
49,130		Copa Holdings S.A.- Class A	3,867,022	0.9

		Peru: 1.2%
23,268		Credicorp Ltd.	5,157,818	1.2

		Portugal: 0.7%
264,420		Jeronimo Martins SGPS SA	3,133,514	0.7

See Accompanying Notes to Financial Statements

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Russia: 2.9%
4,626,196	Sberbank of Russia PJSC	12,481,839	2.9

	South Africa: 6.0%
532,778	Bid Corp. Ltd.	9,800,944	2.3
119,022	Bidvest Group Ltd.	1,709,709	0.4
34,301	Capitec Bank Holdings Ltd.	2,658,110	0.6
401,756	FirstRand Ltd.	1,829,947	0.4
168,460	(1) Mr Price Group Ltd.	2,878,097	0.7
1,258,311	Sanlam Ltd.	6,970,027	1.6
		25,846,834	6.0

	South Korea: 6.1%
32,150	NAVER Corp.	3,523,508	0.8
11,770	NCSoft Corp.	4,933,636	1.2
514,290	Samsung Electronics Co., Ltd.	17,903,319	4.1
		26,360,463	6.1

	Spain: 0.5%
442,600	Prosegur Cia de Seguridad SA	2,239,853	0.5

	Taiwan: 6.7%
35,000	Largan Precision Co. Ltd.	3,652,075	0.8
501,000	President Chain Store Corp.	5,047,580	1.2
1,103,223	Taiwan Semiconductor Manufacturing Co., Ltd.	8,010,759	1.8
336,281	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,412,132	2.9
		29,122,546	6.7

	Turkey: 0.5%
216,750	Ford Otomotiv Sanayi AS	2,044,760	0.5

	United States: 1.3%
48,300	(2) EPAM Systems, Inc.	5,603,283	1.3

	Total Common Stock
	(Cost $346,674,166)	419,508,101	96.9

PREFERRED STOCK: 1.8%
	Brazil: 1.8%
827,197	Itau Unibanco Holding S.A.	7,576,726	1.8

	Total Preferred Stock
	(Cost $4,946,153)	7,576,726	1.8

PARTICIPATORY NOTES: 0.7%
	China: 0.4%
485,508	Fuyao Glass Industry Group Co. Ltd. 3/6/2019 (Issuer: UBS AG)	1,610,888	0.4

	Saudi Arabia: 0.3%
102,280	Almarai Co., 07/11/19 (Issuer: Citigroup Global Markets)	1,308,730	0.3

	Total Participatory Notes
	(Cost $3,877,452)	2,919,618	0.7

	Total Long-Term Investments
	(Cost $355,497,771)	430,004,445	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateral(4): 1.9%
403,531	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $403,596, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $411,669, due 01/08/19-09/09/49)	403,531	0.1
1,921,268	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,921,621, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,959,693, due 01/25/19-10/20/68)	1,921,268	0.4
1,921,268	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,921,589, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,959,693, due 01/25/19-02/01/49)	1,921,268	0.5

See Accompanying Notes to Financial Statements

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

1,921,268	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,921,584, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,959,693, due 01/03/19-11/20/68)	1,921,268	0.4
1,921,268	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,921,586, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,959,693, due 10/01/25-10/20/48)	1,921,268	0.5
		8,088,603	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
1,439,480	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $1,439,480)	1,439,480	0.3

	Total Short-Term Investments
	(Cost $9,528,083)	9,528,083	2.2

	Total Investments in Securities (Cost $365,025,854)	$439,532,528	101.6
	Liabilities in Excess of Other Assets	(6,718,798)	(1.6)
	Net Assets	$432,813,730	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 67.2%
		Communication Services: 3.9%
27,132	(1)	Alphabet, Inc. - Class A	28,351,855	0.5
117,585	(1)	Alphabet, Inc. - Class C	121,772,202	2.0
658,400	(1)	Facebook, Inc.- Class A	86,309,656	1.4
			236,433,713	3.9

		Consumer Discretionary: 6.9%
112,400	(1)	Amazon.com, Inc.	168,821,428	2.8
22,100	(1)	Booking Holdings, Inc.	38,065,482	0.6
807,260		Delphi Technologies PLC	49,702,998	0.8
355,261		Lear Corp.	43,647,367	0.7
975,284		Magna International, Inc.	44,326,658	0.8
202,020		McDonald's Corp.	35,872,691	0.6
394,864		Yum! Brands, Inc.	36,295,899	0.6
			416,732,523	6.9

		Consumer Staples: 0.4%
844,001		Keurig Dr Pepper, Inc.	21,640,186	0.4

		Energy: 1.1%
246,600	(1)	Concho Resources, Inc./Midland TX	25,348,014	0.4
1,800,180	(2)	Enterprise Products Partners L.P.	44,266,426	0.7
			69,614,440	1.1

		Financials: 7.8%
767,304		Intercontinental Exchange, Inc.	57,801,010	1.0
2,655,309		Marsh & McLennan Cos., Inc.	211,760,893	3.5
720,414		PNC Financial Services Group, Inc.	84,223,601	1.4
687,744		S&P Global, Inc.	116,875,215	1.9
			470,660,719	7.8

		Health Care: 15.0%
1,032,244		Abbott Laboratories	74,662,208	1.2
274,400		Anthem, Inc.	72,065,672	1.2
599,815		Becton Dickinson & Co.	135,150,316	2.3
1,747,649		Danaher Corp.	180,217,565	3.0
2,472,302		PerkinElmer, Inc.	194,199,322	3.2
617,987	(3)	Thermo Fisher Scientific, Inc.	138,299,311	2.3
442,100	(3)	UnitedHealth Group, Inc.	110,135,952	1.8
			904,730,346	15.0

		Industrials: 7.9%
679,602		Equifax, Inc.	63,291,334	1.1
1,603,712		Fortive Corp.	108,507,154	1.8
12,769,618		General Electric Co.	96,666,008	1.6
618,752		Republic Services, Inc.	44,605,832	0.7
341,619		Roper Technologies, Inc.	91,048,296	1.5
964,022		Waste Connections, Inc.	71,578,633	1.2
			475,697,257	7.9

		Information Technology: 16.9%
148,700		Apple, Inc.	23,455,938	0.4
1,459,860		Fidelity National Information Services, Inc.	149,708,643	2.5
2,052,362	(1)	Fiserv, Inc.	150,828,083	2.5
236,650	(3)	Intuit, Inc.	46,584,552	0.8
119,448	(3)	Mastercard, Inc. - Class A	22,533,865	0.4
1,457,863		Maxim Integrated Products	74,132,334	1.2
1,903,200		Microsoft Corp.	193,308,024	3.2
973,398		TE Connectivity Ltd.	73,618,091	1.2
1,370,671	(3)	Texas Instruments, Inc.	129,528,409	2.1
1,171,857		Visa, Inc. - Class A	154,614,813	2.6
			1,018,312,752	16.9

		Real Estate: 1.2%
476,010		American Tower Corp.	75,300,022	1.2

		Utilities: 6.1%
1,000,968		American Electric Power Co., Inc.	74,812,348	1.2
344,004		DTE Energy Co.	37,943,641	0.6
389,535	(3)	Duke Energy Corp.	33,616,871	0.6
497,609		Eversource Energy	32,364,489	0.5
215,011		NextEra Energy, Inc.	37,373,212	0.6
3,452,460		NiSource, Inc.	87,519,861	1.5
1,376,380		Xcel Energy, Inc.	67,814,243	1.1
			371,444,665	6.1

	Total Common Stock
	(Cost $3,705,155,217)		4,060,566,623	67.2

PREFERRED STOCK: 4.7%
		Financials: 1.9%
250,000	(1),(4)	Charles Schwab Corp. - Series C	6,347,500	0.1
23,000	(1),(4)	Charles Schwab Corp. - Series D	575,000	0.0
550,000	(1),(4)	JPMorgan Chase & Co.	13,766,500	0.2
38,102	(1),(4)	State Street Corp. - Series E	958,646	0.0
250,000	(1),(4),(5)	US Bancorp	6,172,500	0.1
166,000	(1),(4),(6)	US Bancorp - Series G	4,395,680	0.1
64,289		Wells Fargo & Co.	81,130,790	1.4
			113,346,616	1.9

		Health Care: 1.0%
1,048,435		Becton Dickinson and Co.	60,463,246	1.0

		Industrials: 0.3%
17,812	(1)	Fortive Corp.	16,195,561	0.3

		Utilities: 1.5%
165,000	(1),(4),(5)	Alabama Power Co.	3,917,100	0.1
800,000	(1),(4)	CMS Energy Corp.	19,248,000	0.3
560,000	(1),(4),(5)	DTE Energy Co.	12,460,000	0.2
540,000	(1),(4)	Duke Energy Corp.	12,852,000	0.2
116,623	(1),(5)	NextEra Energy, Inc.	6,722,150	0.1
525,000	(1),(4),(6)	NiSource, Inc.	13,146,000	0.2
29,790	(1),(4),(5)	SCE Trust II	574,351	0.0
324,305	(1),(4),(6)	SCE Trust III	7,504,418	0.1
540,000	(1),(4),(6)	SCE Trust IV	10,962,000	0.2
175,000	(1),(4),(6)	SCE Trust V	3,654,000	0.1

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

125,000	(1),(4)	SCE Trust VI	2,273,750	0.0
			93,313,769	1.5

	Total Preferred Stock
	(Cost $284,806,610)		283,319,192	4.7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 21.6%
		Communications: 6.0%
7,190,000		Amazon.com, Inc., 2.600%, 12/05/2019	7,172,850	0.1
28,235,000	(7)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	26,368,666	0.4
41,553,000	(7)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	38,332,643	0.6
3,546,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/2021	3,550,432	0.1
12,975,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	12,885,797	0.2
6,575,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/2023	6,558,562	0.1
7,425,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 01/15/2024	7,406,437	0.1
2,725,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	2,722,638	0.1
5,540,000		Comcast Corp., 3.127%, (US0003M + 0.330%), 10/01/2020	5,515,842	0.1
4,375,000		Comcast Corp., 3.237%, (US0003M + 0.440%), 10/01/2021	4,335,190	0.1
11,285,000		Comcast Corp., 3.300%, 10/01/2020	11,328,946	0.2
5,115,000		Comcast Corp., 3.450%, 10/01/2021	5,168,655	0.1
6,600,000		Level 3 Financing, Inc., 5.375%, 08/15/2022	6,487,668	0.1
5,600,000		Level 3 Financing, Inc., 5.625%, 02/01/2023	5,516,000	0.1
29,730,000	(5)	Netflix, Inc., 4.375%, 11/15/2026	27,054,300	0.5
48,465,000		Netflix, Inc., 4.875%, 04/15/2028	44,345,475	0.7
12,275,000		Netflix, Inc., 5.875%, 02/15/2025	12,413,094	0.2
52,565,000	(7)	Netflix, Inc., 5.875%, 11/15/2028	51,352,325	0.9
30,475,000	(7)	Netflix, Inc., 6.375%, 05/15/2029	30,132,156	0.5
3,050,000	(7)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	3,069,063	0.1
14,170,000	(7)	Unitymedia GmbH, 6.125%, 01/15/2025	14,310,283	0.2
7,275,000		Verizon Communications, Inc., 3.125%, 03/16/2022	7,231,640	0.1
7,275,000		Verizon Communications, Inc., 3.788%, (US0003M + 1.000%), 03/16/2022	7,286,208	0.1
23,157,000	(7)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	20,725,515	0.3
			361,270,385	6.0

		Consumer, Cyclical: 2.7%
10,455,000	(7)	Aramark Services, Inc., 5.000%, 04/01/2025	10,245,900	0.2
3,755,000	(7)	Aramark Services, Inc., 5.000%, 02/01/2028	3,510,925	0.1
665,000		AutoZone, Inc., 1.625%, 04/21/2019	661,801	0.0
2,895,000		AutoZone, Inc., 2.500%, 04/15/2021	2,832,380	0.1
9,575,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/2027	9,084,281	0.2
6,845,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	6,725,212	0.1
1,168,269		Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/2019	1,200,163	0.0
2,840,613		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	2,841,607	0.1
458,050		Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 10/11/2021	465,401	0.0
562,267		Delta Air Lines 2009-1 Class A Pass Through Trust, 7.750%, 06/17/2021	580,826	0.0
658,494		Delta Air Lines 2011-1 Class A Pass Through Trust, 5.300%, 10/15/2020	662,665	0.0
2,090,000		Dollar Tree, Inc., 3.149%, (US0003M + 0.700%), 04/17/2020	2,077,060	0.0
4,260,000		Hilton Domestic Operating Co., Inc., 4.250%, 09/01/2024	4,036,350	0.1
3,715,000		Home Depot, Inc./The, 3.049%, (US0003M + 0.310%), 03/01/2022	3,679,260	0.1
3,305,000		Home Depot, Inc./The, 3.250%, 03/01/2022	3,340,653	0.1

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

30,035,000	(7)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	28,007,637	0.5
6,160,000	(7)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/2024	5,959,800	0.1
8,205,000	(7)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	7,959,096	0.1
2,895,000	(7)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	2,735,775	0.0
1,050,000	(7)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	992,250	0.0
2,158,651		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/2024	2,285,148	0.0
421,417		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	437,423	0.0
693,608		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	725,549	0.0
2,453,159		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/2027	2,473,786	0.0
787,709		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	812,705	0.0
19,225,000		Yum! Brands, Inc., 3.750%, 11/01/2021	18,840,500	0.3
12,870,000		Yum! Brands, Inc., 3.875%, 11/01/2020	12,676,950	0.2
7,700,000		Yum! Brands, Inc., 3.875%, 11/01/2023	7,315,000	0.1
2,870,000		Yum! Brands, Inc., 5.300%, 09/15/2019	2,895,113	0.1
10,110,000		Yum! Brands, Inc., 5.350%, 11/01/2043	8,441,850	0.1
5,885,000		Yum! Brands, Inc., 6.875%, 11/15/2037	5,796,725	0.1
			160,299,791	2.7

		Consumer, Non-cyclical: 3.6%
1,429,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	1,405,275	0.0
3,650,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/2023	3,557,221	0.1
6,410,000		Anheuser-Busch InBev Finance, Inc., 3.819%, (US0003M + 1.260%), 02/01/2021	6,447,015	0.1
5,460,000		B&G Foods, Inc., 4.625%, 06/01/2021	5,343,975	0.1
3,315,000		Becton Dickinson & Co., 2.675%, 12/15/2019	3,284,289	0.1
9,545,000		Becton Dickinson and Co., 3.363%, 06/06/2024	9,178,298	0.1
6,185,000		Becton Dickinson and Co., 3.769%, (US0003M + 1.030%), 06/06/2022	6,065,692	0.1
2,790,000		Conagra Brands, Inc., 3.219%, (US0003M + 0.750%), 10/22/2020	2,782,888	0.0
6,115,000		Conagra Brands, Inc., 3.800%, 10/22/2021	6,120,921	0.1
3,920,000		Ecolab, Inc., 2.000%, 01/14/2019	3,918,532	0.1
5,715,000	(7)	Elanco Animal Health, Inc., 3.912%, 08/27/2021	5,753,913	0.1
2,740,000	(7)	Elanco Animal Health, Inc., 4.272%, 08/28/2023	2,740,373	0.0
6,575,000	(7)	Elanco Animal Health, Inc., 4.900%, 08/28/2028	6,707,029	0.1
9,125,000	(5),(7)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	8,817,031	0.1
1,297,000	(7)	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/2021	1,336,573	0.0
6,285,000		HCA, Inc., 4.250%, 10/15/2019	6,281,072	0.1
27,315,000		HCA, Inc., 6.500%, 02/15/2020	28,066,162	0.5
7,545,000	(7)	Hologic, Inc., 4.375%, 10/15/2025	7,054,575	0.1
2,315,000		Kroger Co., 2.000%, 01/15/2019	2,313,981	0.0
7,250,000		Medtronic Global Holdings SCA, 1.700%, 03/28/2019	7,231,610	0.1
4,860,000		Medtronic, Inc., 2.500%, 03/15/2020	4,835,350	0.1
11,255,000		Moody's Corp., 4.250%, 02/01/2029	11,493,198	0.2
23,365,000	(7)	Nestle Holdings, Inc., 3.100%, 09/24/2021	23,508,265	0.4
5,820,000		Philip Morris International, Inc., 2.000%, 02/21/2020	5,747,629	0.1
7,270,000		Philip Morris International, Inc., 2.625%, 02/18/2022	7,039,867	0.1
3,890,000		Philip Morris International, Inc., 3.066%, (US0003M + 0.420%), 02/21/2020	3,885,251	0.1
6,950,000	(7)	Reckitt Benckiser Treasury Services PLC, 3.384%, (US0003M + 0.560%), 06/24/2022	6,832,082	0.1
11,970,000	(7)	Refinitiv US Holdings, Inc., 8.250%, 11/15/2026	10,967,512	0.2
2,100,000		Spectrum Brands, Inc., 6.125%, 12/15/2024	2,031,750	0.0
4,605,000		Spectrum Brands, Inc., 6.625%, 11/15/2022	4,674,075	0.1

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

5,925,000		Teleflex, Inc., 4.625%, 11/15/2027	5,517,656	0.1
5,295,000		Teleflex, Inc., 4.875%, 06/01/2026	5,083,200	0.1
3,760,000		Unilever Capital Corp., 3.000%, 03/07/2022	3,733,825	0.1
			219,756,085	3.6

		Energy: 0.4%
5,560,000		Enterprise Products Operating LLC, 3.500%, 02/01/2022	5,578,519	0.1
3,645,000		EQT Corp., 8.125%, 06/01/2019	3,707,240	0.1
2,675,000		NuStar Logistics L.P., 4.800%, 09/01/2020	2,634,875	0.0
10,335,000		Shell International Finance BV, 3.068%, (US0003M + 0.450%), 05/11/2020	10,350,900	0.2
			22,271,534	0.4

		Financial: 4.3%
6,135,000		American Tower Corp., 3.300%, 02/15/2021	6,102,693	0.1
6,150,000	(6)	Bank of New York Mellon Corp., 4.625%, 12/31/2199	5,542,687	0.1
8,750,000	(6)	Bank of New York Mellon Corp., 4.950%, 12/31/2199	8,542,187	0.1
840,000		Camden Property Trust, 4.100%, 10/15/2028	852,618	0.0
12,532,000		Crown Castle International Corp., 4.875%, 04/15/2022	12,904,371	0.2
20,700,000		Crown Castle International Corp., 5.250%, 01/15/2023	21,513,665	0.4
140,840,000	(5)	Kreditanstalt fuer Wiederaufbau, 2.875%, 04/03/2028	141,568,977	2.4
2,170,000		Marsh & McLennan Cos, Inc., 2.350%, 03/06/2020	2,151,109	0.0
2,690,000		Marsh & McLennan Cos, Inc., 2.750%, 01/30/2022	2,638,378	0.0
1,115,000		Marsh & McLennan Cos, Inc., 3.300%, 03/14/2023	1,103,497	0.0
12,605,000	(6)	PNC Financial Services Group, Inc./The, 5.000%, 12/31/2199	11,628,113	0.2
16,970,000		SBA Communications Corp., 4.875%, 07/15/2022	16,715,450	0.3
6,640,000	(6)	State Street Corp., 5.250%, 12/31/2199	6,532,100	0.1
14,670,000	(6)	State Street Corp., 5.625%, 12/31/2199	13,881,488	0.2
4,200,000		Trinity Acquisition PLC, 4.400%, 03/15/2026	4,181,985	0.1
4,935,000	(6)	US Bancorp, 5.300%, 12/31/2199	4,651,238	0.1
			260,510,556	4.3

		Industrial: 1.6%
4,020,000		3M Co., 3.000%, 09/14/2021	4,053,841	0.1
4,335,000		Amphenol Corp., 2.200%, 04/01/2020	4,271,578	0.1
2,165,000		Amphenol Corp., 3.200%, 04/01/2024	2,101,627	0.0
2,190,000		Caterpillar Financial Services Corp., 2.250%, 12/01/2019	2,174,541	0.0
73,000		Fortive Corp., 1.800%, 06/15/2019	72,135	0.0
1,500,000		Lennox International, Inc., 3.000%, 11/15/2023	1,412,994	0.0
9,885,000		Northrop Grumman Corp., 2.550%, 10/15/2022	9,582,686	0.2
6,845,000	(7)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	6,528,419	0.1
8,525,000	(7)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.936%, (US0003M + 3.500%), 07/15/2021	8,514,344	0.1
25,899,403		Reynolds Group Issuer, Inc., 5.750%, 10/15/2020	25,867,029	0.4
4,572,560		Reynolds Group Issuer, Inc., 6.875%, 02/15/2021	4,578,275	0.1
6,730,000		Roper Technologies, Inc., 3.650%, 09/15/2023	6,741,661	0.1
6,000,000		Roper Technologies, Inc., 4.200%, 09/15/2028	5,955,629	0.1
5,100,000	(7)	Sensata Technologies BV, 5.000%, 10/01/2025	4,819,500	0.1
1,430,000	(7)	Sensata Technologies BV, 5.625%, 11/01/2024	1,413,913	0.0
2,660,000		Waste Connections, Inc., 4.250%, 12/01/2028	2,725,254	0.1
5,125,000		Welbilt, Inc., 9.500%, 02/15/2024	5,502,969	0.1
1,185,000		Xylem, Inc./NY, 3.250%, 11/01/2026	1,128,581	0.0
850,000		Xylem, Inc./NY, 4.875%, 10/01/2021	878,201	0.0
			98,323,177	1.6

		Technology: 1.1%
18,405,000		Apple, Inc., 1.500%, 09/12/2019	18,245,507	0.3
6,840,000		Fiserv, Inc., 2.700%, 06/01/2020	6,790,473	0.1

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

4,000,000		Fiserv, Inc., 3.800%, 10/01/2023	4,028,922	0.1
4,000,000		Fiserv, Inc., 4.200%, 10/01/2028	4,002,389	0.1
1,960,000	(7)	Sensata Technologies UK Financing Co. PLC, 6.250%, 02/15/2026	1,977,150	0.0
29,431,000	(7)	Solera LLC / Solera Finance, Inc., 10.500%, 03/01/2024	31,491,170	0.5
			66,535,611	1.1

		Utilities: 1.9%
1,280,000		American Electric Power Co., Inc., 3.650%, 12/01/2021	1,290,439	0.0
4,640,000		American Electric Power Co., Inc., 4.300%, 12/01/2028	4,726,979	0.1
4,270,000		Berkshire Hathaway Energy Co., 2.400%, 02/01/2020	4,242,303	0.1
865,000	(6)	Dominion Energy, Inc., 2.962%, 07/01/2019	862,038	0.0
3,385,000		DTE Energy Co., 3.700%, 08/01/2023	3,364,596	0.1
14,375,000		DTE Energy Co., 3.800%, 03/15/2027	14,057,585	0.2
7,250,000		Edison International, 2.125%, 04/15/2020	7,058,718	0.1
4,250,000		Eversource Energy, 2.750%, 03/15/2022	4,160,954	0.1
2,835,000		Eversource Energy, 2.900%, 10/01/2024	2,720,301	0.0
6,872,000		Eversource Energy, 3.300%, 01/15/2028	6,534,154	0.1
2,050,000		Eversource Energy, 3.800%, 12/01/2023	2,071,875	0.0
3,310,000		Eversource Energy, 4.250%, 04/01/2029	3,378,713	0.1
1,620,000		NGL Energy Partners L.P. / NGL Energy Finance Corp., 5.125%, 07/15/2019	1,611,900	0.0
15,705,000		NiSource, Inc., 3.490%, 05/15/2027	15,021,632	0.3
8,605,000		NiSource, Inc., 4.375%, 05/15/2047	8,047,839	0.1
9,465,000	(5),(6),(7)	NiSource, Inc., 5.650%, 12/31/2199	8,814,281	0.1
5,705,000		NSTAR Electric Co., 3.200%, 05/15/2027	5,570,131	0.1
3,210,000		Southern Co/The, 1.850%, 07/01/2019	3,194,696	0.1
2,445,000		Virginia Electric & Power Co., 3.150%, 01/15/2026	2,365,997	0.0
5,095,000		Virginia Electric & Power Co., 3.500%, 03/15/2027	5,029,306	0.1
3,315,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	3,348,583	0.1
5,440,000		Xcel Energy, Inc., 4.000%, 06/15/2028	5,515,728	0.1
			112,988,748	1.9

	Total Corporate Bonds/Notes
	(Cost $1,331,446,813)		1,301,955,887	21.6

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
8,070,838	(7)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	7,920,238	0.1
7,552,050	(7)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	7,463,563	0.1
5,115,330	(7)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	4,908,620	0.1

	Total Asset-Backed Securities
	(Cost $20,529,957)		20,292,421	0.3

BANK LOANS: 2.5%
		Chemicals: 0.1%
3,704,667		HB Fuller Co. 1st Lien Term Loan B, 4.301%, (US0003M + 2.250%), 10/20/2024	3,491,649	0.1

		Commercial Services: 0.8%
22,810,000		Refinitiv - TL B 1L, 6.095%, (US0003M + 3.750%), 10/01/2025	21,395,780	0.4
13,450,493		Trans Union LLC TL A2 1L, 4.095%, (US0003M + 1.750%), 08/09/2022	13,046,978	0.2
9,481,238		Trans Union LLC TL B4 1L, 4.345%, (US0003M + 2.000%), 06/12/2025	9,151,366	0.1
4,153,500		Vantiv LLC TL A5 1L, 5.021%, (US0003M + 1.750%), 01/16/2023	4,093,794	0.1
			47,687,918	0.8

		Diversified Financial Services: 0.0%
1,360,010		Institutional Shareholder Services, Inc. - TL 1L, 6.517%, (US0003M + 3.750%), 10/16/2024	1,332,810	0.0

		Entertainment: 0.1%
6,850,000		Formula One TL B3 1L, 4.845%, (US0003M + 2.500%), 02/01/2024	6,481,812	0.1

		Household Products/Wares: 0.0%
443,197		Prestige Brands, Inc. Term Loan B4, 4.345%, (US0003M + 2.750%), 01/26/2024	427,962	0.0

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Insurance: 0.7%
44,417,513	HUB International Ltd. TL B 1L, 5.490%, (US0003M + 3.000%), 04/25/2025	42,048,593	0.7

	Internet: 0.1%
6,850,000	Zayo Group LLC TL B2 1L, 4.595%, (US0003M + 2.250%), 01/19/2024	6,587,419	0.1

	Oil & Gas: 0.1%
9,796,585	Eagleclaw TL 1L, 6.869%, (US0003M + 4.250%), 06/24/2024	9,147,561	0.1

	Pharmaceuticals: 0.3%
14,146,900	Change Healthcare Holdings LLC - TL B 1L, 5.272%, (US0003M + 2.750%), 03/01/2024	13,477,865	0.2
5,330,807	NVA Holdings Inc. - TL B3 1L, 5.095%, (US0003M + 3.750%), 02/02/2025	5,042,053	0.1
		18,519,918	0.3

	Software: 0.3%
6,809,091	Cypress Intermediate Holdings III Inc TL B 1L, 5.350%, (US0003M + 3.000%), 04/29/2024	6,502,682	0.1
14,737,521	Kronos Inc./MA - TL B 1L, 5.541%, (US0003M + 3.000%), 11/01/2023	9,644,094	0.2
		16,146,776	0.3

	Telecommunications: 0.0%
1,485,000	Crown Subsea Communications Holding, Inc. - TL 1L, 8.349%, (US0003M + 6.000%), 11/05/2025	1,433,025	0.0

	Total Bank Loans
	(Cost $160,836,578)	153,305,443	2.5

U.S. TREASURY OBLIGATIONS: 2.2%
	U.S. Treasury Notes: 2.2%
138,225,000	2.250%, 11/15/2027	133,664,858	2.2

	Total U.S. Treasury Obligations
	(Cost $135,094,061)	133,664,858	2.2

	Total Long-Term Investments
	(Cost $5,637,869,236)	5,953,104,424	98.5

SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateral(8): 2.6%
8,750,767	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $8,752,373, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $8,925,782, due 01/25/19-10/20/68)	8,750,767	0.1
150,000,000	NBC Global Finance Ltd., Repurchase Agreement dated 12/31/18, 2.55%, due 01/02/19 (Repurchase Amount $150,020,959, collateralized by various U.S. Government Securities, 0.000%-4.625%, Market Value plus accrued interest $152,999,602, due 04/15/20-09/09/49)	150,000,000	2.5
		158,750,767	2.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
75,587,992	(9) T. Rowe Price Government Reserve Fund, 2.400%
	(Cost $75,587,992)	75,587,992	1.3

	Total Short-Term Investments
	(Cost $234,338,759)	234,338,759	3.9

	Total Investments in Securities (Cost $5,872,207,995)	$6,187,443,183	102.4
	Liabilities in Excess of Other Assets	(147,958,117)	(2.4)
	Net Assets	$6,039,485,066	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security is a Master Limited Partnership.
(3)	All or a portion of this security is pledged to cover open written call options at December 31, 2018.
(4)	Preferred Stock may be called prior to convertible date.
(5)	Security, or a portion of the security, is on loan.
(6)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(7)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:

US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Communication Services: 8.1%
123,260		AT&T, Inc.	3,517,840	0.4
93,610		CenturyLink, Inc.	1,418,192	0.2
240,761		Comcast Corp. – Class A	8,197,912	1.1
459,754		News Corp - Class A	5,218,208	0.7
543,973		Telefonica S.A.	4,578,843	0.6
394,639		Twenty-First Century Fox, Inc. - Class B	18,855,851	2.5
301,958		Verizon Communications, Inc.	16,976,079	2.2
25,700		Walt Disney Co.	2,818,005	0.4
			61,580,930	8.1

		Consumer Discretionary: 2.4%
54,659		Adient plc	823,165	0.1
62,077		Kohl's Corp.	4,118,188	0.6
122,800		L Brands, Inc.	3,152,276	0.4
134,879		Las Vegas Sands Corp.	7,020,452	0.9
304,000	(1),(2)	Mattel, Inc.	3,036,960	0.4
			18,151,041	2.4

		Consumer Staples: 6.9%
89,800		Archer-Daniels-Midland Co.	3,679,106	0.5
172,180		Conagra Brands, Inc.	3,677,765	0.5
138,975		Coty, Inc - Class A	911,676	0.1
27,000		Kellogg Co.	1,539,270	0.2
109,629		Kimberly-Clark Corp.	12,491,128	1.6
33,900		PepsiCo, Inc.	3,745,272	0.5
122,600		Philip Morris International, Inc.	8,184,776	1.1
178,101		Tyson Foods, Inc.	9,510,593	1.3
91,600		Walmart, Inc.	8,532,540	1.1
			52,272,126	6.9

		Energy: 9.2%
116,275		Apache Corp.	3,052,219	0.4
66,408		Chevron Corp.	7,224,526	1.0
19,040		EQT Corp.	359,666	0.0
44,232	(2)	Equitrans Midstream Corp.	885,525	0.1
272,324		Exxon Mobil Corp.	18,569,773	2.4
151,200		Hess Corp.	6,123,600	0.8
120,000		Occidental Petroleum Corp.	7,365,600	1.0
301,000		Total S.A. ADR	15,706,180	2.1
295,800		TransCanada Corp.	10,560,060	1.4
			69,847,149	9.2

		Financials: 23.4%
234,702		American International Group, Inc.	9,249,606	1.2
11,716		Ameriprise Financial, Inc.	1,222,799	0.2
24,019		Bank of America Corp.	591,828	0.1
112,100		Bank of New York Mellon Corp.	5,276,547	0.7
127,856	(2)	Brighthouse Financial, Inc.	3,897,051	0.5

98,803		Chubb Ltd.	12,763,372	1.7
110,900		Citigroup, Inc.	5,773,454	0.8
404,600		Fifth Third Bancorp	9,520,238	1.3
231,800	(1)	Franklin Resources, Inc.	6,875,188	0.9
267,600		JPMorgan Chase & Co.	26,123,112	3.4
169,100		Keycorp	2,499,298	0.3
188,522		Loews Corp.	8,581,521	1.1
41,800		Marsh & McLennan Cos., Inc.	3,333,550	0.4
253,733		Metlife, Inc.	10,418,277	1.4
306,005		Morgan Stanley	12,133,098	1.6
26,400		Northern Trust Corp.	2,206,776	0.3
65,414		PNC Financial Services Group, Inc.	7,647,551	1.0
148,000		State Street Corp.	9,334,360	1.2
239,800		US Bancorp	10,958,860	1.4
534,900		Wells Fargo & Co.	24,648,192	3.3
29,309		Willis Towers Watson PLC	4,450,865	0.6
			177,505,543	23.4

		Health Care: 13.3%
55,458		Anthem, Inc.	14,564,935	1.9
12,200		Becton Dickinson & Co.	2,748,904	0.4
93,923		Bristol-Myers Squibb Co.	4,882,118	0.6
113,818		CVS Health Corp.	7,457,355	1.0
151,500		Gilead Sciences, Inc.	9,476,325	1.3
68,300		GlaxoSmithKline PLC ADR	2,609,743	0.3
274,600		GlaxoSmithKline PLC	5,233,332	0.7
120,900		Johnson & Johnson	15,602,145	2.1
120,427		Medtronic PLC	10,954,040	1.4
135,500		Merck & Co., Inc.	10,353,555	1.4
368,476		Pfizer, Inc.	16,083,977	2.1
7,000		Zimmer Biomet Holdings, Inc.	726,040	0.1
			100,692,469	13.3

		Industrials: 10.9%
73,500		Alaska Air Group, Inc.	4,472,475	0.6
43,100		Boeing Co.	13,899,750	1.8
69,100		Delta Air Lines, Inc.	3,448,090	0.5
74,500		Emerson Electric Co.	4,451,375	0.6
8,612		Flowserve Corp.	327,428	0.0
574,100		General Electric Co.	4,345,937	0.6
85,247		Harris Corp.	11,478,509	1.5
7,900		Illinois Tool Works, Inc.	1,000,851	0.1
362,434		Johnson Controls International plc	10,746,168	1.4
298,507		Nielsen Holdings PLC	6,964,168	0.9
2,100		Northrop Grumman Corp.	514,290	0.1
61,300		nVent Electric PLC	1,376,798	0.2
34,800		Paccar, Inc.	1,988,472	0.3
48,583		Pentair PLC	1,835,466	0.2
60,000		Southwest Airlines Co.	2,788,800	0.4
85,704	(2)	Stericycle, Inc.	3,144,480	0.4

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

99,538		United Parcel Service, Inc. - Class B	9,707,941	1.3
			82,490,998	10.9

		Information Technology: 7.5%
116,300		Applied Materials, Inc.	3,807,662	0.5
291,700		Cisco Systems, Inc.	12,639,361	1.7
104,000		Hewlett Packard Enterprise Co.	1,373,840	0.2
148,300		Microsoft Corp.	15,062,831	2.0
18,600		NXP Semiconductor NV - NXPI - US	1,363,008	0.2
261,000		Qualcomm, Inc.	14,853,510	1.9
16,700		TE Connectivity Ltd.	1,263,021	0.2
59,600		Texas Instruments, Inc.	5,632,200	0.7
32,200		Western Digital Corp.	1,190,434	0.1
			57,185,867	7.5

		Materials: 5.0%
16,062		Akzo Nobel NV	1,293,539	0.1
171,100		CF Industries Holdings, Inc.	7,444,561	1.0
303,043		DowDuPont, Inc.	16,206,740	2.1
163,893		International Paper Co.	6,614,721	0.9
42,600		Nucor Corp.	2,207,106	0.3
9,000		PPG Industries, Inc.	920,070	0.1
37,400		Vulcan Materials Co.	3,695,120	0.5
			38,381,857	5.0

		Real Estate: 2.6%
108,250		Equity Residential	7,145,582	0.9
153,533		Rayonier, Inc.	4,251,329	0.6
53,738		SL Green Realty Corp.	4,249,601	0.5
204,024		Weyerhaeuser Co.	4,459,965	0.6
			20,106,477	2.6

		Utilities: 5.9%
51,600		Duke Energy Corp.	4,453,080	0.6
92,985		Edison International	5,278,758	0.7
68,700		Evergy, Inc.	3,900,099	0.5
432,507		NiSource, Inc.	10,964,052	1.4
117,305	(2)	PG&E Corp.	2,785,994	0.4
18,495		Sempra Energy	2,000,974	0.3
351,330		Southern Co.	15,430,414	2.0
			44,813,371	5.9

	Total Common Stock
	(Cost $661,279,143)		723,027,828	95.2

PREFERRED STOCK: 2.6%
		Health Care: 0.8%
111,762		Becton Dickinson and Co.	6,445,315	0.8

		Utilities: 1.8%
28,363	(2)	DTE Energy Co.	1,465,232	0.2
117,359	(1)	NextEra Energy, Inc.	6,764,573	0.9
40,778	(2)	Sempra Energy SRE A	3,878,396	0.5
12,265	(2)	Sempra Energy SRE B	1,182,836	0.2
			13,291,037	1.8

	Total Preferred Stock
	(Cost $18,056,612)		19,736,352	2.6

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.3%
	Consumer, Cyclical: 0.3%
2,985,000	(3) Mattel, Inc., 6.750%, 12/31/2025	2,670,650	0.3

	Total Corporate Bonds/Notes
	(Cost $2,937,184)	2,670,650	0.3

CONVERTIBLE BONDS/NOTES: 0.2%
	Financial: 0.2%
1,632,000	(3) AXA SA, 7.250%, 05/15/2021	1,426,052	0.2

	Total Convertible Bonds/Notes
	(Cost $1,632,000)	1,426,052	0.2

	Total Long-Term Investments
	(Cost $683,904,939)	746,860,882	98.3

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(4): 1.2%
2,220,613	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,221,021, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,265,025, due 01/25/19-10/20/68)	2,220,613	0.3
2,220,613	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,220,984, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,265,025, due 01/25/19-02/01/49)	2,220,613	0.3
465,401	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $465,475, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $474,709, due 02/29/24-09/09/49)	465,401	0.0

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

2,220,613	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $2,220,978, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,265,025, due 01/03/19-11/20/68)	2,220,613	0.3
2,220,613	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,220,980, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,265,025, due 10/01/25-10/20/48)	2,220,613	0.3
		9,347,853	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
7,938,867	(5) T. Rowe Price Government Reserve Fund, 2.400%
	(Cost $7,938,867)	7,938,867	1.1

	Total Short-Term Investments
	(Cost $17,286,720)	17,286,720	2.3

	Total Investments in Securities (Cost $701,191,659)	$764,147,602	100.6
	Liabilities in Excess of Other Assets	(4,722,185)	(0.6)
	Net Assets	$759,425,417	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Australia: 2.2%
282,308		Amcor Ltd.	2,636,035	1.4
659,357		South32 Ltd. - AUD	1,568,488	0.8
			4,204,523	2.2

		Austria: 1.1%
63,670		Erste Group Bank AG	2,110,078	1.1

		Bermuda: 0.5%
61,613	(1)	Liberty Latin America Ltd. - Class C	897,701	0.5

		Brazil: 1.4%
166,700		Banco Bradesco SA ADR	1,648,663	0.9
73,904		BB Seguridade Participacoes SA	526,095	0.3
24,355	(1)	StoneCo Ltd.	449,106	0.2
			2,623,864	1.4

		Canada: 5.6%
69,000		Canadian Natural Resources Ltd.	1,664,855	0.9
8,100		Canadian Pacific Railway Ltd.	1,437,258	0.7
55,225	(2)	Magna International, Inc.	2,509,976	1.3
31,853		Restaurant Brands International, Inc.	1,665,912	0.9
144,770	(1)	Seven Generations Energy Ltd.	1,181,320	0.6
26,700		TransCanada Corp.	953,190	0.5
17,800		Waste Connections, Inc.	1,321,650	0.7
			10,734,161	5.6

		China: 6.6%
23,721	(1)	Alibaba Group Holding Ltd. ADR	3,251,437	1.7
215,900		BTG Hotels Group Co. Ltd. - A Shares	503,369	0.2
350,000		China Mengniu Dairy Co., Ltd.	1,089,033	0.6
334,000		China Overseas Land & Investment Ltd.	1,151,570	0.6
30,744	(1)	Ctrip.com International Ltd. ADR	831,933	0.4
192,800	(1)	Gree Electric Appliances, Inc. of Zhuhai - A Shares	1,006,617	0.5
14,989		Kweichow Moutai Co. Ltd. - A Shares	1,294,731	0.7
89,800		Tencent Holdings Ltd.	3,599,215	1.9
			12,727,905	6.6

		Finland: 1.1%
47,339		Sampo OYJ	2,098,051	1.1

		France: 5.0%
17,126		Air Liquide SA	2,126,634	1.1
26,567		BNP Paribas	1,199,787	0.6
1,106		Dassault Aviation SA	1,533,313	0.8
13,257		Schneider Electric SE	899,240	0.5
27,232		Thales S.A.	3,182,258	1.7
8,151	(1)	UbiSoft Entertainment	656,661	0.3
			9,597,893	5.0

		Germany: 6.3%
51,790		Bayer AG	3,601,935	1.9
23,555		Fresenius SE & Co. KGaA	1,138,511	0.6
27,509		Infineon Technologies AG	550,777	0.3
8,709	(1)	Knorr-Bremse AG	784,497	0.4
15,993		Merck KGaA	1,646,202	0.9
22,033	(3)	Scout24 AG	1,010,880	0.5
337,422		Telefonica Deutschland Holding AG	1,328,068	0.7
7,739		Wirecard AG	1,166,673	0.6
31,313	(1),(2),(3)	Zalando SE	809,081	0.4
			12,036,624	6.3

		Hong Kong: 5.6%
535,800		AIA Group Ltd.	4,450,791	2.3
300,240		CK Hutchison Holdings Ltd.	2,881,767	1.5
48,400		Jardine Matheson Holdings Ltd.	3,370,031	1.8
			10,702,589	5.6

		India: 4.6%
206,003	(1)	Axis Bank Ltd.	1,826,644	0.9
133,901		Housing Development Finance Corp.	3,772,566	2.0
1,273,134		NTPC Ltd.	2,716,631	1.4
231,667		Yes Bank Ltd.	602,866	0.3
			8,918,707	4.6

		Indonesia: 1.9%
1,415,500		Bank Central Asia Tbk PT	2,559,860	1.3
23,481,700		Sarana Menara Nusantara Tbk PT	1,127,148	0.6
			3,687,008	1.9

		Italy: 0.9%
280,499		Banca Mediolanum SpA	1,635,521	0.9

		Japan: 13.9%
9,200		Astellas Pharma, Inc.	117,545	0.1
24,800		Bridgestone Corp.	951,473	0.5
23,700		Chugai Pharmaceutical Co., Ltd.	1,374,582	0.7
3,700		Daiichi Sankyo Co., Ltd.	118,347	0.1
5,800		Disco Corp.	674,358	0.4
15,300		en-japan, Inc.	473,602	0.3
89,200		Fujitsu General Ltd.	1,146,586	0.6
4,000		Hoshizaki Corp.	242,715	0.1
95,200		Inpex Corp.	843,550	0.4
45,600		Japan Tobacco, Inc.	1,083,506	0.6
29,400		Kansai Paint Co., Ltd.	564,695	0.3
15,100		Koito Manufacturing Co., Ltd.	779,063	0.4
6,700		Kusuri no Aoki Holdings Co. Ltd.	423,212	0.2
3,300	(1),(2)	Mercari, Inc.	55,090	0.0
176,700		Mitsubishi Electric Corp.	1,948,576	1.0
11,700		Murata Manufacturing Co., Ltd.	1,576,573	0.8

See Accompanying Notes to Financial Statements

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

65,400		Nippon Telegraph & Telephone Corp.	2,668,276	1.4
8,400		Outsourcing, Inc.	80,339	0.0
68,300		Persol Holdings Co. Ltd	1,013,125	0.5
109,100	(1)	Renesas Electronics Corp.	495,524	0.3
47,400		Sega Sammy Holdings, Inc.	660,791	0.3
80,000		Seven & I Holdings Co., Ltd.	3,476,409	1.8
34,300		Stanley Electric Co., Ltd.	959,527	0.5
13,900		Suzuki Motor Corp.	700,719	0.4
65,100	(2)	Takeda Pharmaceutical Co., Ltd.	2,206,532	1.2
18,300		Terumo Corp.	1,032,214	0.5
411,600		Yahoo! Japan Corp.	1,023,946	0.5
			26,690,875	13.9

		Mexico: 0.1%
25,038		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	154,234	0.1

		Netherlands: 4.6%
14,887		Airbus SE	1,419,326	0.7
13,904		ASML Holding NV	2,178,197	1.1
54,427		Koninklijke Philips NV	1,908,185	1.0
46,431		NXP Semiconductor NV - NXPI - US	3,402,463	1.8
			8,908,171	4.6

		Peru: 0.6%
5,575		Credicorp Ltd.	1,235,810	0.6

		Philippines: 0.4%
44,190		SM Investments Corp.	770,926	0.4

		Portugal: 1.6%
88,307		Galp Energia SGPS SA	1,390,468	0.7
134,268		Jeronimo Martins SGPS SA	1,591,146	0.9
			2,981,614	1.6

		Singapore: 0.3%
44,536	(1),(2)	Sea Ltd. ADR	504,148	0.3

		South Africa: 2.8%
227,598		FirstRand Ltd.	1,036,680	0.5
21,568		Naspers Ltd.	4,318,268	2.3
			5,354,948	2.8

		South Korea: 3.2%
1,158		LG Household & Health Care Ltd.	1,144,470	0.6
22,062		NAVER Corp.	2,417,905	1.3
72,883		Samsung Electronics Co., Ltd.	2,537,183	1.3
			6,099,558	3.2

		Spain: 2.3%
33,306		Amadeus IT Group SA	2,317,353	1.2
333,400		CaixaBank SA	1,207,388	0.6
52,263		Grifols SA ADR	959,549	0.5
			4,484,290	2.3

		Sweden: 2.8%
169,956		Essity AB	4,177,770	2.2
27,655	(1)	Hexagon AB	1,278,423	0.6
			5,456,193	2.8

		Switzerland: 6.1%
1,468		dorma+kaba Holding AG	888,091	0.5
44,366		Julius Baer Group Ltd.	1,581,050	0.8
5,409		Lonza Group AG	1,406,096	0.7
42,913		Nestle SA	3,482,939	1.8
4,954		Roche Holding AG	1,229,874	0.6
253,878		UBS Group AG	3,166,682	1.7
			11,754,732	6.1

		Taiwan: 2.4%
11,000		Largan Precision Co. Ltd.	1,147,795	0.6
463,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,361,951	1.8
			4,509,746	2.4

		Thailand: 0.6%
576,900		CP ALL PCL (Foreign)	1,218,192	0.6

		United Arab Emirates: 0.6%
301,922		First Abu Dhabi Bank PJSC	1,158,953	0.6

		United Kingdom: 9.6%
22,400		AstraZeneca PLC ADR	850,752	0.5
91,179		British American Tobacco PLC	2,901,227	1.5
46,450		Burberry Group PLC	1,019,996	0.5
463,177	(3)	ConvaTec Group PLC	820,426	0.4
18,963	(1)	Farfetch Ltd.	335,835	0.2
8,616		Linde PLC	1,367,736	0.7
13,139	(1)	LivaNova PLC	1,201,824	0.6
29,713		London Stock Exchange Group PLC	1,541,527	0.8
37,761		Playtech Ltd.	185,351	0.1
81,204		Prudential PLC	1,450,016	0.8
11,939		Reckitt Benckiser Group PLC	914,245	0.5
36,187		Shire PLC	2,105,634	1.1
128,141		Smith & Nephew PLC	2,398,628	1.2
682,988		Vodafone Group PLC	1,327,927	0.7
			18,421,124	9.6

		United States: 2.9%
1,091	(1)	Booking Holdings, Inc.	1,879,160	1.0
13,304	(1)	Globant SA	749,281	0.4
10,600		Mastercard, Inc. - Class A	1,999,690	1.0
13,614		Philip Morris International, Inc.	908,871	0.5
			5,537,002	2.9

	Total Common Stock
	(Cost $188,947,121)		187,215,141	97.6

PREFERRED STOCK: 0.4%
		Germany: 0.2%
2,344		Sartorius AG	291,728	0.2

See Accompanying Notes to Financial Statements

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

		United States: 0.2%
9,427	(1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	442,126	0.2

	Total Preferred Stock
	(Cost $583,406)		733,854	0.4

	Total Long-Term Investments
	(Cost $189,530,527)		187,948,995	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateral(6): 1.2%
269,735	BNP Paribas S.A., Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $269,779, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $275,130, due 01/10/19-09/09/49)	269,735	0.2
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	1,000,000	0.5
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	1,000,000	0.5
		2,269,735	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
729,857	(7) T. Rowe Price Government Reserve Fund, 2.400%
	(Cost $729,857)	729,857	0.4

	Total Short-Term Investments
	(Cost $2,999,592)	2,999,592	1.6

	Total Investments in Securities (Cost $192,530,119)	$190,948,587	99.6
	Assets in Excess of Other Liabilities	782,997	0.4
	Net Assets	$191,731,584	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $442,126 or 0.2% of net assets. Please refer to the table below for additional details.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.5%
		Basic Materials: 8.0%
1,800,000	(1),(2)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	1,701,000	0.4
1,500,000	(2)	Aruba Investments, Inc., 8.750%, 02/15/2023	1,492,500	0.3
2,300,000	(2)	Cascades, Inc., 5.500%, 07/15/2022	2,254,000	0.5
1,800,000		Chemours Co/The, 5.375%, 05/15/2027	1,629,000	0.3
2,300,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	2,075,750	0.4
1,580,000	(2)	Constellium NV, 5.750%, 05/15/2024	1,461,500	0.3
250,000	(1),(2)	Constellium NV, 5.875%, 02/15/2026	223,125	0.0
750,000	(2)	Constellium NV, 6.625%, 03/01/2025	697,500	0.1
1,775,000	(2)	Cornerstone Chemical Co., 6.750%, 08/15/2024	1,566,437	0.3
910,000	(2)	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/2022	750,750	0.2
1,315,000	(2)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,096,381	0.2
1,860,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,722,825	0.4
2,000,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	1,532,500	0.3
2,050,000		Hexion, Inc., 6.625%, 04/15/2020	1,640,000	0.3
935,000	(2)	Hexion, Inc., 10.375%, 02/01/2022	750,338	0.2
1,220,000		Huntsman International LLC, 5.125%, 11/15/2022	1,233,725	0.3
1,850,000	(1),(2)	IAMGOLD Corp., 7.000%, 04/15/2025	1,748,250	0.4
1,799,000		Momentive Performance Materials, Inc., 3.880%, 10/24/2021	1,913,686	0.4
1,930,000	(2)	OCI NV, 6.625%, 04/15/2023	1,905,875	0.4
1,700,000	(1)	Olin Corp., 5.125%, 09/15/2027	1,572,500	0.3
1,820,000	(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	1,610,700	0.3
2,250,000	(2)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	2,120,625	0.5
2,100,000		Teck Resources Ltd., 5.200%, 03/01/2042	1,774,500	0.4
300,000	(2)	Tronox Finance PLC, 5.750%, 10/01/2025	244,125	0.1
1,700,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	1,417,375	0.3
2,150,000		United States Steel Corp., 6.250%, 03/15/2026	1,889,313	0.4
			38,024,280	8.0

		Communications: 18.9%
1,000,000	(1),(2)	Altice Finco SA, 8.125%, 01/15/2024	935,000	0.2
2,725,000	(2)	Altice France SA/France, 6.250%, 05/15/2024	2,551,281	0.5
800,000	(2)	Altice France SA/France, 8.125%, 02/01/2027	756,000	0.2
2,030,000	(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,525,037	0.3
2,000,000	(2)	Altice Luxembourg SA, 7.750%, 05/15/2022	1,827,500	0.4
1,850,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,683,500	0.4
1,675,000	(2)	Block Communications, Inc., 6.875%, 02/15/2025	1,687,562	0.4
1,900,000	(2)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,831,125	0.4
960,000		Cablevision Systems Corp., 5.875%, 09/15/2022	945,600	0.2
2,660,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,484,174	0.5
835,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	770,288	0.2
500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	496,562	0.1
1,130,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,089,038	0.2
2,395,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,353,087	0.5
1,000,000		CenturyLink, Inc., 5.625%, 04/01/2020	998,750	0.2
2,810,000	(2)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,571,150	0.5
950,000	(2)	CSC Holdings LLC, 5.125%, 12/15/2021	933,375	0.2
2,600,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,388,750	0.5
1,100,000	(2)	CSC Holdings LLC, 5.375%, 02/01/2028	1,014,398	0.2
2,055,000	(2)	CSC Holdings LLC, 5.500%, 05/15/2026	1,941,975	0.4
1,125,000	(2)	CSC Holdings LLC, 6.625%, 10/15/2025	1,141,875	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

650,000	(2)	CSC Holdings LLC, 7.500%, 04/01/2028	651,625	0.1
525,000		DISH DBS Corp., 5.000%, 03/15/2023	439,031	0.1
1,000,000		DISH DBS Corp., 5.875%, 07/15/2022	923,750	0.2
3,500,000		DISH DBS Corp., 5.875%, 11/15/2024	2,830,625	0.6
1,000,000		Embarq Corp., 7.995%, 06/01/2036	910,000	0.2
2,550,000	(1)	Frontier Communications Corp., 6.875%, 01/15/2025	1,306,875	0.3
2,395,000		Frontier Communications Corp., 11.000%, 09/15/2025	1,502,743	0.3
1,110,000	(2)	Gray Escrow, Inc., 7.000%, 05/15/2027	1,084,936	0.2
2,140,000	(2)	Gray Television, Inc., 5.125%, 10/15/2024	1,978,430	0.4
1,440,000	(2)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	1,245,600	0.3
1,490,000	(2)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,452,750	0.3
1,850,000	(1)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,443,000	0.3
1,800,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	1,743,750	0.4
1,500,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	1,376,250	0.3
800,000		Level 3 Financing, Inc., 5.375%, 01/15/2024	764,000	0.2
995,000		Nexstar Broadcasting, Inc., 5.875%, 11/15/2022	995,000	0.2
2,175,000	(2)	Netflix, Inc., 5.875%, 11/15/2028	2,124,823	0.4
2,100,000	(2)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,968,750	0.4
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/2030	1,166,170	0.2
2,159,000	(2)	Plantronics, Inc., 5.500%, 05/31/2023	2,013,268	0.4
2,070,000	(2)	Salem Media Group, Inc., 6.750%, 06/01/2024	1,847,475	0.4
1,065,000	(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	945,188	0.2
1,530,000		Sinclair Television Group, Inc., 6.125%, 10/01/2022	1,545,300	0.3
1,750,000	(2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,605,625	0.3
1,340,000	(2)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,348,375	0.3
3,500,000		Sprint Communications, Inc., 6.000%, 11/15/2022	3,443,405	0.7
3,235,000		Sprint Corp., 7.125%, 06/15/2024	3,214,167	0.7
1,750,000		Sprint Corp., 7.250%, 09/15/2021	1,795,500	0.4
2,275,000		Sprint Corp., 7.625%, 03/01/2026	2,252,250	0.5
1,375,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	1,196,250	0.3
1,470,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,334,216	0.3
1,750,000	(2)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,824,375	0.4
265,000		T-Mobile USA, Inc., 4.500%, 02/01/2026	244,131	0.1
600,000		T-Mobile USA, Inc., 5.125%, 04/15/2025	585,000	0.1
2,200,000		T-Mobile USA, Inc., 6.500%, 01/15/2026	2,249,500	0.5
1,370,000	(3)	Viacom, Inc., 6.250%, 02/28/2057	1,282,702	0.3
1,255,000	(2)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	1,123,225	0.2
2,160,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	2,054,700	0.4
			89,738,787	18.9

		Consumer, Cyclical: 15.4%
2,990,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,758,275	0.6
1,825,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,569,500	0.3
2,000,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	1,925,000	0.4
1,020,000	(2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	892,500	0.2
1,308,000	(2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/2021	1,262,220	0.3
2,575,000	(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,220,937	0.5
2,390,000		Caleres, Inc., 6.250%, 08/15/2023	2,401,950	0.5
1,170,000	(2)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	1,172,925	0.3
1,880,000	(1),(2)	CCM Merger, Inc., 6.000%, 03/15/2022	1,912,430	0.4
1,900,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,866,750	0.4
2,900,000		Century Communities, Inc., 5.875%, 07/15/2025	2,570,125	0.5
2,250,000		Dana, Inc., 5.500%, 12/15/2024	2,103,750	0.5
1,400,000	(2)	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.500%, 05/01/2025	1,314,950	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

1,965,000	(2)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,097,637	0.4
2,275,000	(2)	Golden Nugget, Inc., 6.750%, 10/15/2024	2,149,875	0.5
2,125,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	1,957,656	0.4
980,000	(2)	International Game Technology PLC, 6.250%, 02/15/2022	987,350	0.2
955,000	(2)	International Game Technology PLC, 6.500%, 02/15/2025	945,450	0.2
2,500,000		L Brands, Inc., 6.750%, 07/01/2036	2,050,000	0.4
2,000,000		Lennar Corp., 5.250%, 06/01/2026	1,892,500	0.4
500,000		Lennar Corp., 5.375%, 10/01/2022	500,625	0.1
1,840,000	(2)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,830,800	0.4
1,315,000		M/I Homes, Inc., 5.625%, 08/01/2025	1,209,800	0.3
945,000		M/I Homes, Inc., 6.750%, 01/15/2021	943,819	0.2
2,000,000	(1)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	2,020,000	0.4
1,225,000		Meritage Homes Corp., 5.125%, 06/06/2027	1,044,313	0.2
1,295,000		Meritage Homes Corp., 7.000%, 04/01/2022	1,332,231	0.3
2,190,000		MGM Resorts International, 5.750%, 06/15/2025	2,124,300	0.5
500,000		MGM Resorts International, 6.000%, 03/15/2023	503,750	0.1
2,000,000		MGM Resorts International, 6.625%, 12/15/2021	2,055,000	0.4
2,075,000	(2)	Navistar International Corp., 6.625%, 11/01/2025	2,012,750	0.4
1,180,000	(1),(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	492,650	0.1
2,194,511	(2),(4)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/2021	932,667	0.2
1,465,000	(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,314,838	0.3
3,370,000	(2)	PetSmart, Inc., 7.125%, 03/15/2023	1,979,875	0.4
1,670,000	(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,494,650	0.3
1,010,000		Scientific Games International, Inc., 6.625%, 05/15/2021	962,025	0.2
1,600,000		Scientific Games International, Inc., 10.000%, 12/01/2022	1,625,984	0.3
1,925,000	(2)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	2,044,735	0.4
500,000	(2)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	472,500	0.1
1,550,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,464,750	0.3
1,995,000	(2)	Station Casinos LLC, 5.000%, 10/01/2025	1,810,463	0.4
2,070,000		Taylor Morrison Communities, Inc., 6.625%, 05/15/2022	2,075,175	0.4
1,955,000	(2)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,827,925	0.4
645,000	(2)	WMG Acquisition Corp., 5.000%, 08/01/2023	629,681	0.1
415,000	(2)	WMG Acquisition Corp., 5.625%, 04/15/2022	415,519	0.1
1,850,000	(2)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,715,875	0.4
			72,888,480	15.4

		Consumer, Non-cyclical: 17.0%
2,100,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/2022	2,016,000	0.4
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	106,700	0.0
2,345,000		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 6.625%, 06/15/2024	2,186,712	0.5
1,750,000	(1),(2)	Aptim Corp., 7.750%, 06/15/2025	1,338,750	0.3
1,000,000	(2)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	915,440	0.2
1,150,000	(2)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	1,076,688	0.2
1,435,000	(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,255,625	0.3
720,000	(2)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	729,000	0.2
2,865,000	(2)	Bausch Health Cos, Inc., 8.500%, 01/31/2027	2,786,213	0.6
1,415,000	(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,315,950	0.3
485,000		Centene Corp., 4.750%, 01/15/2025	464,387	0.1
2,035,000		Centene Corp., 5.625%, 02/15/2021	2,045,175	0.4
775,000		Centene Corp., 6.125%, 02/15/2024	795,344	0.2
415,000		Central Garden & Pet Co., 5.125%, 02/01/2028	372,462	0.1
1,750,000		Central Garden & Pet Co., 6.125%, 11/15/2023	1,754,375	0.4

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

1,780,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	1,624,339	0.3
1,410,000	(2)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,334,212	0.3
1,660,000		DaVita, Inc., 5.125%, 07/15/2024	1,560,400	0.3
1,245,000	(2),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,192,087	0.2
400,000	(1),(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	380,000	0.1
1,155,000	(2)	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/2023	883,575	0.2
2,190,000	(2)	Graham Holdings Co., 5.750%, 06/01/2026	2,200,950	0.5
2,000,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,050,000	0.4
1,185,000		HCA, Inc., 5.375%, 02/01/2025	1,158,337	0.2
1,350,000		HCA, Inc., 5.500%, 06/15/2047	1,282,500	0.3
2,000,000		HCA, Inc., 5.875%, 05/01/2023	2,030,000	0.4
3,500,000		HCA, Inc., 7.500%, 02/15/2022	3,727,500	0.8
560,000	(2)	Hertz Corp./The, 7.625%, 06/01/2022	529,200	0.1
1,365,000	(2)	Hertz Corp., 5.500%, 10/15/2024	1,003,275	0.2
1,000,000	(1)	Hertz Corp., 7.375%, 01/15/2021	976,250	0.2
2,445,000	(2)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	2,454,169	0.5
1,800,000	(2)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	1,724,562	0.4
1,035,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,018,181	0.2
1,525,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,492,594	0.3
1,535,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	1,487,031	0.3
2,570,000	(2)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,402,950	0.5
750,000		New Albertsons L.P., 7.450%, 08/01/2029	603,750	0.1
1,310,000	(2)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	1,234,675	0.3
1,365,000	(2)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	1,242,150	0.3
800,000	(2),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	732,696	0.2
900,000	(2)	Post Holdings, Inc., 5.000%, 08/15/2026	823,500	0.2
1,525,000	(2)	Post Holdings, Inc., 5.625%, 01/15/2028	1,408,719	0.3
1,100,000	(2)	Post Holdings, Inc., 8.000%, 07/15/2025	1,155,000	0.2
1,415,000	(1)	Revlon Consumer Products Corp., 6.250%, 08/01/2024	757,025	0.2
145,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	138,431	0.0
1,000,000		Spectrum Brands, Inc., 6.625%, 11/15/2022	1,015,000	0.2
1,535,000	(2)	Sotera Health Holdings LLC, 6.500%, 05/15/2023	1,473,600	0.3
1,175,000	(2),(4)	Sotera Health Topco, Inc., 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/2021	1,107,438	0.2
1,748,000		Teleflex, Inc., 5.250%, 06/15/2024	1,748,000	0.4
1,105,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	1,033,175	0.2
1,025,000		Tenet Healthcare Corp., 6.750%, 02/01/2020	1,027,563	0.2
2,340,000	(1)	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,205,450	0.5
750,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	754,688	0.2
1,400,000		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	1,351,909	0.3
500,000		United Rentals North America, Inc., 4.625%, 10/15/2025	447,500	0.1
1,165,000		United Rentals North America, Inc., 4.875%, 01/15/2028	1,025,200	0.2
1,150,000		United Rentals North America, Inc., 5.500%, 07/15/2025	1,086,750	0.2
500,000		United Rentals North America, Inc., 5.500%, 05/15/2027	465,000	0.1
1,050,000		United Rentals North America, Inc., 6.500%, 12/15/2026	1,036,875	0.2
2,800,000	(2)	Vizient, Inc., 10.375%, 03/01/2024	2,975,000	0.6
2,215,000	(2)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,971,350	0.4
			80,491,377	17.0

		Energy: 14.7%
1,860,000		Antero Resources Corp., 5.125%, 12/01/2022	1,755,375	0.4
1,020,000		Antero Resources Corp., 5.000%, 03/01/2025	928,200	0.2
1,730,000	(2)	Calfrac Holdings L.P., 8.500%, 06/15/2026	1,236,950	0.3
2,800,000	(1),(2)	California Resources Corp., 8.000%, 12/15/2022	1,904,000	0.4
250,000	(1)	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/2023	190,625	0.0
1,960,000	(2)	Centennial Resource Production LLC, 5.375%, 01/15/2026	1,832,600	0.4

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

2,140,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	2,028,292	0.4
1,155,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	1,152,112	0.2
2,600,000	(1)	Chesapeake Energy Corp., 8.000%, 01/15/2025	2,307,500	0.5
1,885,000	(2)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	1,630,525	0.3
2,080,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,939,600	0.4
2,245,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	2,188,875	0.5
1,400,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	791,000	0.2
1,370,000		Diamondback Energy, Inc., 4.750%, 11/01/2024	1,328,900	0.3
585,000		Diamondback Energy, Inc., 5.375%, 05/31/2025	571,837	0.1
1,870,000		Eclipse Resources Corp., 8.875%, 07/15/2023	1,612,875	0.3
760,000	(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	781,850	0.2
1,140,000	(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	1,168,728	0.2
1,350,000		EnLink Midstream Partners L.P., 4.150%, 06/01/2025	1,219,268	0.3
1,350,000		EnLink Midstream Partners L.P., 4.850%, 07/15/2026	1,219,837	0.3
1,100,000	(1)	Ensco PLC, 5.200%, 03/15/2025	737,000	0.2
700,000		Ensco PLC, 5.750%, 10/01/2044	394,716	0.1
760,000		Ensco PLC, 7.750%, 02/01/2026	566,200	0.1
1,415,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/2021	1,455,681	0.3
1,860,000		Gulfport Energy Corp., 6.000%, 10/15/2024	1,655,400	0.3
460,000		Gulfport Energy Corp., 6.375%, 05/15/2025	408,825	0.1
380,000		Gulfport Energy Corp., 6.375%, 01/15/2026	329,650	0.1
1,855,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,803,987	0.4
1,930,000	(2)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,669,450	0.4
1,535,000	(2)	Jagged Peak Energy LLC, 5.875%, 05/01/2026	1,435,225	0.3
2,950,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,917,500	0.4
2,150,000	(2)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	2,047,875	0.4
1,550,000	(2)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,503,500	0.3
1,545,000	(2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,344,150	0.3
1,385,000		Murphy Oil Corp., 4.450%, 12/01/2022	1,307,398	0.3
995,000		Murphy Oil Corp., 5.750%, 08/15/2025	932,296	0.2
380,000		Murphy Oil Corp., 6.875%, 08/15/2024	378,871	0.1
250,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	241,250	0.1
2,000,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	2,017,500	0.4
1,415,000	(1),(2)	Murray Energy Corp., 11.250%, 04/15/2021	889,681	0.2
1,557,000		Newfield Exploration Co., 5.625%, 07/01/2024	1,580,355	0.3
225,000	(2)	NGPL PipeCo LLC, 4.375%, 08/15/2022	221,625	0.0
850,000	(2)	NGPL PipeCo LLC, 4.875%, 08/15/2027	804,313	0.2
770,000	(2)	Noble Holding International Ltd., 7.875%, 02/01/2026	659,313	0.1
2,565,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	2,532,938	0.5
1,160,000	(1),(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	951,200	0.2
640,000		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	625,600	0.1
65,000		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	61,750	0.0
65,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	60,962	0.0
1,670,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,611,550	0.3
2,700,000		Transocean, Inc., 6.800%, 03/15/2038	1,809,000	0.4
2,145,000		Unit Corp., 6.625%, 05/15/2021	1,962,675	0.4
1,940,000	(2)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,828,450	0.4

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

1,805,000		WildHorse Resource Development Corp., 6.875%, 02/01/2025	1,714,750	0.4
2,351,000		WPX Energy, Inc., 6.000%, 01/15/2022	2,298,103	0.5
			69,547,688	14.7

		Financial: 5.6%
2,200,000	(1)	Ally Financial, Inc., 5.750%, 11/20/2025	2,197,250	0.5
500,000		Ally Financial, Inc., 7.500%, 09/15/2020	520,000	0.1
1,652,000		Ally Financial, Inc., 8.000%, 11/01/2031	1,837,850	0.4
1,500,000		CIT Group, Inc., 5.000%, 08/15/2022	1,483,125	0.3
195,000		CIT Group, Inc., 5.250%, 03/07/2025	191,100	0.0
385,000		CIT Group, Inc., 6.125%, 03/09/2028	384,037	0.1
2,100,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,958,250	0.4
1,815,000	(2)	HUB International Ltd., 7.000%, 05/01/2026	1,651,650	0.3
2,095,000	(2)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	2,079,287	0.4
1,835,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,823,531	0.4
825,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	756,422	0.2
900,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/2026	852,750	0.2
502,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	502,000	0.1
1,225,000		Navient Corp., 5.875%, 10/25/2024	1,029,000	0.2
2,000,000		Navient Corp., 7.250%, 09/25/2023	1,842,500	0.4
1,610,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,430,888	0.3
2,325,000	(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	2,211,656	0.5
400,000		Springleaf Finance Corp., 6.125%, 05/15/2022	389,884	0.1
1,700,000		Springleaf Finance Corp., 7.125%, 03/15/2026	1,520,438	0.3
2,150,000	(2)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,999,500	0.4
			26,661,118	5.6

		Industrial: 10.0%
2,125,000	(2)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,087,812	0.4
1,880,000		AECOM, 5.875%, 10/15/2024	1,858,850	0.4
2,125,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	1,917,812	0.4
209,138	(2),(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	177,767	0.0
1,000,000	(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	1,001,250	0.2
1,860,000	(2)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,883,250	0.4
1,890,000	(2)	BMC East LLC, 5.500%, 10/01/2024	1,769,512	0.4
1,050,000	(2)	Bombardier, Inc., 6.000%, 10/15/2022	989,625	0.2
2,000,000	(2)	Bombardier, Inc., 8.750%, 12/01/2021	2,067,500	0.4
2,920,000	(2)	BWAY Holding Co., 7.250%, 04/15/2025	2,631,650	0.6
1,770,000	(2)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,522,200	0.3
2,100,000	(2)	Itron, Inc., 5.000%, 01/15/2026	1,926,750	0.4
2,025,000	(2)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,850,344	0.4
1,550,000	(2)	Koppers, Inc., 6.000%, 02/15/2025	1,371,750	0.3
1,450,000	(2)	Masonite International Corp., 5.625%, 03/15/2023	1,411,937	0.3
640,000	(2)	Masonite International Corp., 5.750%, 09/15/2026	604,800	0.1
190,000	(2)	Multi-Color Corp., 4.875%, 11/01/2025	162,925	0.0
2,300,000	(2)	Multi-Color Corp., 6.125%, 12/01/2022	2,288,500	0.5
1,875,000	(2)	Novelis Corp., 5.875%, 09/30/2026	1,664,063	0.4
400,000	(2)	Novelis Corp., 6.250%, 08/15/2024	377,000	0.1
275,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	276,719	0.1
2,000,000	(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,990,000	0.4
1,575,000	(2)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,555,313	0.3
1,800,000	(2)	Resideo Funding, Inc., 6.125%, 11/01/2026	1,777,500	0.4
870,000	(2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	829,763	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

115,000	(2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	109,753	0.0
484,554		Reynolds Group Issuer, Inc., 5.750%, 10/15/2020	483,948	0.1
1,000,000	(2)	Sealed Air Corp., 5.500%, 09/15/2025	990,000	0.2
2,295,000	(2)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,209,741	0.5
1,575,000	(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,559,250	0.3
750,000	(2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	684,375	0.1
510,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/2023	507,450	0.1
1,750,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/2022	1,835,313	0.4
800,000		TransDigm, Inc., 6.375%, 06/15/2026	747,000	0.2
1,180,000		TransDigm, Inc., 6.500%, 05/15/2025	1,131,325	0.2
1,260,000	(2)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,332,450	0.3
			47,585,197	10.0

		Technology: 5.0%
1,575,000	(2)	Ascend Learning LLC, 6.875%, 08/01/2025	1,515,937	0.3
580,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	557,525	0.1
1,725,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,712,062	0.4
2,275,000	(2)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	2,129,969	0.5
445,000	(2)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	445,616	0.1
650,000	(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	661,875	0.1
1,680,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,671,600	0.4
2,315,000	(2)	First Data Corp., 5.750%, 01/15/2024	2,269,487	0.5
2,000,000	(2),(4)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	1,955,000	0.4
910,000	(2)	MSCI, Inc., 5.250%, 11/15/2024	910,000	0.2
865,000	(2)	MSCI, Inc., 5.750%, 08/15/2025	875,812	0.2
1,000,000		NCR Corp., 4.625%, 02/15/2021	977,500	0.2
1,050,000		NCR Corp., 5.000%, 07/15/2022	994,875	0.2
1,780,000	(2)	Open Text Corp., 5.625%, 01/15/2023	1,780,000	0.4
535,000	(2)	Open Text Corp., 5.875%, 06/01/2026	525,638	0.1
1,025,000	(2)	Qorvo, Inc., 5.500%, 07/15/2026	981,438	0.2
510,000		Qorvo, Inc., 7.000%, 12/01/2025	542,513	0.1
1,630,000	(2)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,646,300	0.3
1,745,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,156,063	0.2
400,000	(2)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/2023	328,000	0.1
			23,637,210	5.0

		Utilities: 1.9%
750,000		Calpine Corp., 5.500%, 02/01/2024	689,062	0.2
1,775,000		Calpine Corp., 5.750%, 01/15/2025	1,628,562	0.3
1,725,000	(2)	Drax Finco PLC, 6.625%, 11/01/2025	1,699,125	0.4
1,750,000	(2)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,575,000	0.3
760,000		NRG Energy, Inc., 5.750%, 01/15/2028	732,450	0.2
1,050,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,061,813	0.2
475,000		NRG Energy, Inc., 7.250%, 05/15/2026	496,375	0.1
1,120,000	(2)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	1,082,200	0.2
			8,964,587	1.9

	Total Corporate Bonds/Notes
	(Cost $488,218,345)		457,538,724	96.5

OTHER(5): –%
		Basic Materials: –%
4,000,000	(6),(7),(8)	Momentive Performance Materials, Inc. (Escrow), 0.000%, 10/15/2020	–	–

	Total Other
	(Cost $–)		–	–

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
499,200	(2),(7)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	2,745	0.0

	Total Convertible Bonds/Notes
	(Cost $449,538)		2,745	0.0

BANK LOANS: 0.2%
		Health Care: 0.2%
938,438		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.379%, (US0001M + 3.000%), 06/02/2025	900,900	0.2

	Total Bank Loans
	(Cost $933,745)		900,900	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.1%
		Consumer Staples: 0.1%
24,842	(6),(9)	Southeastern Grocers, Inc.	794,944	0.1

	Total Common Stock
	(Cost $758,145)		794,944	0.1

	Total Long-Term Investments
	(Cost $490,359,773)		459,237,313	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.6%
	Commercial Paper: 1.6%
1,000,000	Consolidated Edison Co. of New York, Inc., 2.700%, 01/03/2019	999,783	0.2
3,500,000	Consolidated Edison Co. of New York, Inc., 2.700%, 01/10/2019	3,497,412	0.7
2,111,000	Schlumberger, 2.950%, 02/13/2019	2,103,525	0.5
529,000	Tyson Foods, Inc., 2.700%, 01/08/2019	528,683	0.1
500,000	Tyson Foods, Inc., 2.800%, 01/10/2019	499,622	0.1
		7,629,025	1.6

	U.S. Government Agency Obligations: 0.3%
1,128,000	Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019
	(Cost $1,127,933)	1,128,000	0.3

	Securities Lending Collateral(10): 5.7%
6,463,864	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $6,465,051, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $6,593,141, due 01/25/19-10/20/68)	6,463,864	1.4
6,463,864	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $6,464,944, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $6,593,141, due 01/25/19-02/01/49)	6,463,864	1.3
1,354,884	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $1,355,101, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $1,381,982, due 02/29/24-09/09/49)	1,354,884	0.3
6,463,864	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $6,464,934, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $6,593,141, due 10/01/25-10/20/48)	6,463,864	1.4

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

6,463,864	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $6,465,058, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,593,244, due 07/15/20-02/15/47)	6,463,864	1.3
		27,210,340	5.7

	Total Short-Term Investments
	(Cost $35,967,381)	35,967,365	7.6

	Total Investments in Securities (Cost $526,327,154)	$495,204,678	104.4
	Liabilities in Excess of Other Assets	(21,053,082)	(4.4)
	Net Assets	$474,151,596	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Defaulted security
(8)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(9)	Non-income producing security.
(10)	Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:

US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 11.9%
248,242	(1)	Alphabet, Inc. - Class A	259,402,960	5.1
74,631	(1)	Alphabet, Inc. - Class C	77,288,610	1.5
1,430,510		Comcast Corp. – Class A	48,708,865	1.0
1,093,068	(1)	Electronic Arts, Inc.	86,253,996	1.7
1,014,551	(1)	Facebook, Inc.- Class A	132,997,491	2.6
			604,651,922	11.9

		Consumer Discretionary: 15.6%
229,761	(1)	Amazon.com, Inc.	345,094,129	6.8
1,289,588		Aramark	37,359,364	0.8
411,223	(1)	Burlington Stores, Inc.	66,893,646	1.3
212,066		Domino's Pizza, Inc.	52,590,247	1.0
1,219,834		Hilton Worldwide Holdings, Inc.	87,584,081	1.7
769,861		Home Depot, Inc.	132,277,517	2.6
207,368	(1)	O'Reilly Automotive, Inc.	71,403,024	1.4
			793,202,008	15.6

		Consumer Staples: 5.4%
1,682,909		Altria Group, Inc.	83,118,875	1.6
425,135		Church & Dwight Co., Inc.	27,956,878	0.6
820,992		Hershey Co.	87,993,923	1.7
1,545,629	(1)	Monster Beverage Corp.	76,075,859	1.5
			275,145,535	5.4

		Energy: 0.6%
310,338	(1)	Concho Resources, Inc./Midland TX	31,899,643	0.6

		Financials: 4.6%
927,295		E*Trade Financial Corp.	40,689,705	0.8
1,670,567		Progressive Corp.	100,785,307	2.0
559,468		S&P Global, Inc.	95,075,992	1.8
			236,551,004	4.6

		Health Care: 14.6%
1,506,479		Baxter International, Inc.	99,156,448	2.0
291,692	(1)	Biogen, Inc.	87,775,957	1.7
2,423,054	(1)	Boston Scientific Corp.	85,630,728	1.7
397,306		Johnson & Johnson	51,272,339	1.0
682,529		Merck & Co., Inc.	52,152,041	1.0
488,454		Thermo Fisher Scientific, Inc.	109,311,121	2.1
711,742		UnitedHealth Group, Inc.	177,309,167	3.5
494,438	(1)	Vertex Pharmaceuticals, Inc.	81,933,321	1.6
			744,541,122	14.6

		Industrials: 13.0%
898,750		Ametek, Inc.	60,845,375	1.2
399,615		Boeing Co.	128,875,838	2.5
1,735,880		Delta Air Lines, Inc.	86,620,412	1.7
521,336		Honeywell International, Inc.	68,878,912	1.4
667,753		Ingersoll-Rand PLC - Class A	60,919,106	1.2
290,558		L3 Technologies, Inc.	50,458,302	1.0
1,225,149		Waste Management, Inc.	109,026,010	2.1
218,603		WW Grainger, Inc.	61,724,743	1.2
613,186	(1)	XPO Logistics, Inc.	34,976,129	0.7
			662,324,827	13.0

		Information Technology: 29.4%
1,354,746		Apple, Inc.	213,697,634	4.2
677,753		Citrix Systems, Inc.	69,442,572	1.4
1,362,352		Cognizant Technology Solutions Corp.	86,482,105	1.7
1,116,066		Fidelity National Information Services, Inc.	114,452,568	2.3
1,483,996	(1)	Fiserv, Inc.	109,058,866	2.1
1,019,167	(1)	GoDaddy, Inc.	66,877,739	1.3
507,059		Intuit, Inc.	99,814,564	2.0
572,752		Mastercard, Inc. - Class A	108,049,665	2.1
3,817,040		Microsoft Corp.	387,696,753	7.6
459,690		Motorola Solutions, Inc.	52,882,738	1.0
964,061		Texas Instruments, Inc.	91,103,764	1.8
706,953	(2)	VMware, Inc.	96,944,465	1.9
			1,496,503,433	29.4

		Materials: 1.2%
868,344	(1)	Crown Holdings, Inc.	36,097,060	0.7
282,887		Packaging Corp. of America	23,609,749	0.5
			59,706,809	1.2

		Real Estate: 2.2%
321,522		American Tower Corp.	50,861,565	1.0
707,458		Extra Space Storage, Inc.	64,010,800	1.2
			114,872,365	2.2

	Total Common Stock
	(Cost $4,690,561,935)		5,019,398,668	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(3): 0.8%
9,968,098	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $9,969,720, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $10,169,138, due 11/15/23-05/15/58)	9,968,098	0.2

See Accompanying Notes to Financial Statements

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

9,968,098	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $9,969,928, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $10,167,460, due 01/25/19-10/20/68)	9,968,098	0.2
2,082,115	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $2,082,448, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $2,123,758, due 02/29/24-09/09/49)	2,082,115	0.0
9,968,098	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $9,969,748, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $10,167,460, due 10/01/25-10/20/48)	9,968,098	0.2
9,968,098	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $9,969,939, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $10,167,618, due 07/15/20-02/15/47)	9,968,098	0.2
		41,954,507	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
72,923,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $72,923,000)	72,923,000	1.5

	Total Short-Term Investments
	(Cost $114,877,507)	114,877,507	2.3

	Total Investments in Securities (Cost $4,805,439,442)	$5,134,276,175	100.8
	Liabilities in Excess of Other Assets	(40,781,828)	(0.8)
	Net Assets	$5,093,494,347	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Communication Services: 7.6%
355,147		AT&T, Inc.	10,135,895	1.0
711,310		Comcast Corp. – Class A	24,220,106	2.4
479,394		Verizon Communications, Inc.	26,951,531	2.6
145,486		Walt Disney Co.	15,952,540	1.6
			77,260,072	7.6

		Consumer Discretionary: 4.6%
127,112		Hasbro, Inc.	10,327,850	1.0
111,265		McDonald's Corp.	19,757,326	2.0
82,337		Ralph Lauren Corp.	8,518,586	0.8
229,305		Tapestry, Inc.	7,739,044	0.8
			46,342,806	4.6

		Consumer Staples: 8.6%
337,505		Coca-Cola Co.	15,980,862	1.6
531,412		Mondelez International, Inc.	21,272,422	2.1
290,170		Procter & Gamble Co.	26,672,426	2.6
243,326		Walmart, Inc.	22,665,817	2.3
			86,591,527	8.6

		Energy: 8.7%
301,819		Chevron Corp.	32,834,889	3.2
43,973	(1)	Concho Resources, Inc./Midland TX	4,519,985	0.4
193,874		ConocoPhillips	12,088,044	1.2
68,675		EOG Resources, Inc.	5,989,147	0.6
212,478		Occidental Petroleum Corp.	13,041,899	1.3
185,446		Royal Dutch Shell PLC - Class A ADR	10,805,938	1.1
122,004		Valero Energy Corp.	9,146,640	0.9
			88,426,542	8.7

		Financials: 21.3%
1,026,478		Bank of America Corp.	25,292,418	2.5
79,779		Chubb Ltd.	10,305,851	1.0
244,784		Discover Financial Services	14,437,360	1.4
355,193		Hartford Financial Services Group, Inc.	15,788,329	1.6
222,052		Intercontinental Exchange, Inc.	16,727,177	1.7
379,388		JPMorgan Chase & Co.	37,035,857	3.7
312,518		Lazard Ltd.	11,535,039	1.1
88,201		Marsh & McLennan Cos., Inc.	7,034,030	0.7
63,134		Moody's Corp.	8,841,285	0.9
76,695		Reinsurance Group of America, Inc.	10,754,940	1.1
59,356		Travelers Cos., Inc.	7,107,881	0.7
491,872		US Bancorp	22,478,551	2.2
598,240		Wells Fargo & Co.	27,566,899	2.7
			214,905,617	21.3

		Health Care: 14.9%
34,957	(1)	Biogen, Inc.	10,519,261	1.0
221,611		Gilead Sciences, Inc.	13,861,768	1.4
257,332		Johnson & Johnson	33,208,695	3.3
166,076		Medtronic PLC	15,106,273	1.5
150,664		Merck & Co., Inc.	11,512,236	1.1
848,882		Pfizer, Inc.	37,053,699	3.7
58,761		UnitedHealth Group, Inc.	14,638,540	1.5
137,576		Zimmer Biomet Holdings, Inc.	14,269,383	1.4
			150,169,855	14.9

		Industrials: 6.5%
79,494		Deere & Co.	11,858,120	1.2
219,342		Emerson Electric Co.	13,105,684	1.3
111,203		Honeywell International, Inc.	14,692,140	1.4
1	(1)	Resideo Technologies, Inc.	21	0.0
57,103		Roper Technologies, Inc.	15,219,092	1.5
78,323		Union Pacific Corp.	10,826,588	1.1
			65,701,645	6.5

		Information Technology: 9.3%
62,876		Broadcom, Inc.	15,988,109	1.6
629,777		Cisco Systems, Inc.	27,288,238	2.7
159,835		Citrix Systems, Inc.	16,376,694	1.6
151,130		Microsoft Corp.	15,350,274	1.5
89,741		Motorola Solutions, Inc.	10,323,805	1.0
149,272		NetApp, Inc.	8,907,060	0.9
			94,234,180	9.3

		Materials: 4.0%
168,553		Air Products & Chemicals, Inc.	26,976,908	2.7
280,436	(2)	BHP Group Ltd. ADR	13,542,254	1.3
			40,519,162	4.0

		Real Estate: 4.7%
129,453		Camden Property Trust	11,398,337	1.1
150,704		Crown Castle International Corp.	16,370,975	1.6
240,332		Highwoods Properties, Inc.	9,298,445	0.9
113,367		Mid-America Apartment Communities, Inc.	10,849,222	1.1
			47,916,979	4.7

		Utilities: 6.8%
440,822	(1),(3)	PRIME AET&D Holdings NO 1	–	–
184,188		Ameren Corp.	12,014,583	1.2
289,449		American Electric Power Co., Inc.	21,633,418	2.1
139,434		Entergy Corp.	12,001,084	1.2
133,442		NextEra Energy, Inc.	23,194,889	2.3
			68,843,974	6.8

	Total Common Stock
	(Cost $993,050,062)		980,912,359	97.0

See Accompanying Notes to Financial Statements

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
		Financial: –%
1,216,000	(3),(4)	Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, 12/15/2015	–	–

	Total Corporate Bonds/Notes
	(Cost $787,908)		–	–

OTHER(5): –%
		Communications: –%
32,517	(3),(6)	Tribune Co. (Escrow), 0.000%, 08/14/2049	–	–

		Energy: –%
1,685,000	(3),(6)	Samson Investment Co. (Escrow), 0.000%, 02/15/2020	–	–

	Total Other
	(Cost $–)		–	–

	Total Long-Term Investments
	(Cost $993,837,970)		980,912,359	97.0

SHORT-TERM INVESTMENTS: 4.0%
		Securities Lending Collateral(7): 1.4%
3,237,811		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,238,405, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,302,567, due 01/25/19-10/20/68)	3,237,811	0.3
3,237,811		Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $3,238,352, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $3,302,567, due 01/25/19-02/01/49)	3,237,811	0.3
678,732		Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $678,841, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $692,307, due 02/29/24-09/09/49)	678,732	0.1
3,237,811		Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $3,238,343, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $3,302,567, due 01/03/19-11/20/68)	3,237,811	0.3
3,237,811		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,238,347, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,302,567, due 10/01/25-10/20/48)	3,237,811	0.4
			13,629,976	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
26,719,000	(8) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $26,719,000)	26,719,000	2.6

	Total Short-Term Investments
	(Cost $40,348,976)	40,348,976	4.0

	Total Investments in Securities (Cost $1,034,186,946)	$1,021,261,335	101.0
	Liabilities in Excess of Other Assets	(10,439,659)	(1.0)
	Net Assets	$1,010,821,676	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Defaulted security
(5)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(7)	Represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 47.0%
		Basic Materials: 1.0%
600,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	600,455	0.2
531,000		DowDuPont, Inc., 3.817%, (US0003M + 1.110%), 11/15/2023	522,274	0.2
430,000		Eastman Chemical Co., 3.500%, 12/01/2021	432,433	0.1
570,000		PPG Industries, Inc., 2.300%, 11/15/2019	566,356	0.2
830,000		Sherwin-Williams Co/The, 2.250%, 05/15/2020	817,446	0.3
			2,938,964	1.0

		Communications: 2.3%
560,000		Alibaba Group Holding Ltd, 2.800%, 06/06/2023	542,386	0.2
345,000		AT&T, Inc., 2.300%, 03/11/2019	344,402	0.1
1,560,000		AT&T, Inc., 2.800%, 02/17/2021	1,540,530	0.5
401,000		CBS Corp., 2.500%, 02/15/2023	378,157	0.1
470,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	469,593	0.2
599,000		Cisco Systems, Inc., 2.450%, 06/15/2020	595,856	0.2
185,000		Comcast Corp., 3.450%, 10/01/2021	186,941	0.1
450,000		eBay, Inc., 2.150%, 06/05/2020	444,387	0.2
690,000		Orange SA, 1.625%, 11/03/2019	681,516	0.2
680,000	(1)	Sky Ltd., 2.625%, 09/16/2019	674,993	0.2
185,000	(1)	Sky Ltd., 3.125%, 11/26/2022	182,686	0.1
580,000		Viacom, Inc., 4.250%, 09/01/2023	578,305	0.2
			6,619,752	2.3

		Consumer, Cyclical: 3.0%
475,521		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	467,202	0.2
360,000		AutoZone, Inc., 4.000%, 11/15/2020	362,872	0.1
445,000	(1)	BMW US Capital LLC, 1.450%, 09/13/2019	440,597	0.2
400,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	398,457	0.1
130,843		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	132,262	0.0
540,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	534,153	0.2
255,000		Delta Air Lines, Inc., 2.875%, 03/13/2020	253,347	0.1
881,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	863,504	0.3
1,210,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	1,150,415	0.4
104,000		Newell Brands, Inc., 2.600%, 03/29/2019	103,833	0.0
530,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	515,055	0.2
340,000		Nordstrom, Inc., 4.750%, 05/01/2020	345,846	0.1
490,000		Ralph Lauren Corp., 2.625%, 08/18/2020	484,758	0.2
91,796		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	94,225	0.0
495,833		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	493,825	0.2
541,882		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	566,835	0.2
69,165		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	71,359	0.0
708,000		Walmart, Inc., 2.850%, 06/23/2020	708,801	0.2
718,000		Walmart, Inc., 3.125%, 06/23/2021	723,330	0.3
			8,710,676	3.0

		Consumer, Non-cyclical: 8.2%
470,000		Abbott Laboratories, 2.800%, 09/15/2020	467,330	0.2
545,000		Abbott Laboratories, 2.900%, 11/30/2021	539,954	0.2
165,000		AbbVie, Inc., 2.900%, 11/06/2022	160,686	0.0
83,000		AbbVie, Inc., 3.375%, 11/14/2021	83,004	0.0
674,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	662,810	0.2
340,000		Anheuser-Busch InBev Worldwide, Inc., 3.500%, 01/12/2024	332,556	0.1
1,030,000		Anthem, Inc., 2.500%, 11/21/2020	1,016,113	0.3
480,000		Archer-Daniels-Midland Co., 3.375%, 03/15/2022	482,531	0.2
670,000		AstraZeneca PLC, 1.950%, 09/18/2019	665,303	0.2
480,000		BAT Capital Corp., 2.297%, 08/14/2020	468,745	0.2
520,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	511,035	0.2
990,000		Becton Dickinson and Co., 2.404%, 06/05/2020	975,246	0.3
175,000		Campbell Soup Co., 3.650%, 03/15/2023	170,815	0.1
970,000		Cardinal Health, Inc., 2.616%, 06/15/2022	935,151	0.3
480,000		Constellation Brands, Inc., 2.250%, 11/06/2020	470,957	0.2
1,970,000		CVS Health Corp., 3.350%, 03/09/2021	1,964,444	0.7
850,000	(1)	Danone SA, 1.691%, 10/30/2019	838,487	0.3
900,000		General Mills, Inc., 3.150%, 12/15/2021	893,342	0.3

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

770,000		Gilead Sciences, Inc., 1.950%, 03/01/2022	740,441	0.2
765,000	(1)	Cigna Corp., 3.200%, 09/17/2020	762,033	0.3
560,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	551,753	0.2
470,000		Johnson & Johnson, 1.950%, 11/10/2020	463,193	0.2
715,000	(1)	Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	714,296	0.2
520,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	515,598	0.2
470,000		Kroger Co., 1.500%, 09/30/2019	463,573	0.2
440,000		McKesson Corp., 3.650%, 11/30/2020	442,218	0.1
840,000		Medtronic Global Holdings SCA, 1.700%, 03/28/2019	837,869	0.3
495,000		Molson Coors Brewing Co., 1.450%, 07/15/2019	490,009	0.2
570,000		Moody's Corp., 2.750%, 12/15/2021	559,363	0.2
279,000		Mylan NV, 2.500%, 06/07/2019	277,718	0.1
500,000		Mylan NV, 3.150%, 06/15/2021	489,914	0.2
280,000		PepsiCo, Inc., 1.550%, 05/02/2019	278,888	0.1
660,000		PepsiCo, Inc., 2.000%, 04/15/2021	647,044	0.2
600,000	(2)	Procter & Gamble Co, 1.900%, 11/01/2019	595,516	0.2
710,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/2019	700,185	0.2
330,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	334,707	0.1
469,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/2019	462,898	0.2
495,000		Unilever Capital Corp., 3.000%, 03/07/2022	491,554	0.2
450,000		UnitedHealth Group, Inc., 3.500%, 02/15/2024	453,165	0.2
555,000		Zoetis, Inc., 3.250%, 08/20/2021	553,679	0.2
			23,464,123	8.2

		Energy: 3.4%
478,000	(2)	Apache Corp., 2.625%, 01/15/2023	451,921	0.1
210,000	(1)	BG Energy Capital PLC, 4.000%, 10/15/2021	213,017	0.1
1,079,000		BP Capital Markets PLC, 2.315%, 02/13/2020	1,069,827	0.4
495,000		BP Capital Markets PLC, 2.521%, 01/15/2020	493,461	0.2
580,000		Canadian Natural Resources Ltd., 2.950%, 01/15/2023	554,878	0.2
410,000		Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	408,669	0.1
280,000		Enterprise Products Operating LLC, 2.800%, 02/15/2021	277,059	0.1
690,000		Enterprise Products Operating LLC, 2.850%, 04/15/2021	683,465	0.2
350,000		Enterprise Products Operating LLC, 5.200%, 09/01/2020	360,848	0.1
770,000		Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	792,145	0.3
315,000		ONEOK Partners L.P., 3.375%, 10/01/2022	309,538	0.1
880,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	916,186	0.3
570,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/2021	587,403	0.2
470,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	459,334	0.2
230,000		Shell International Finance BV, 1.375%, 09/12/2019	227,527	0.1
430,000		Shell International Finance BV, 1.750%, 09/12/2021	415,659	0.1
350,000		Shell International Finance BV, 2.125%, 05/11/2020	346,469	0.1
760,000		Total Capital International SA, 2.100%, 06/19/2019	756,726	0.3
470,000		TransCanada PipeLines Ltd, 2.125%, 11/15/2019	465,625	0.2
			9,789,757	3.4

		Financial: 19.5%
340,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	336,002	0.1
390,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	390,189	0.1
1,000,000		American International Group, Inc., 3.300%, 03/01/2021	997,090	0.3
1,000,000		American Express Co., 3.375%, 05/17/2021	1,002,101	0.3
420,000	(1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	412,966	0.1
740,000		Aon Corp., 5.000%, 09/30/2020	761,766	0.3
620,000	(1)	Athene Global Funding, 2.750%, 04/20/2020	614,324	0.2
430,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.250%, 06/13/2019	428,569	0.1
400,000		Banco Santander SA, 3.500%, 04/11/2022	392,818	0.1
1,426,000		Bank of America Corp., 2.151%, 11/09/2020	1,400,521	0.5
916,000	(3)	Bank of America Corp., 3.004%, 12/20/2023	889,797	0.3
500,000		Bank of Montreal, 3.100%, 07/13/2020	499,756	0.2
180,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	177,258	0.1
850,000		Bank of New York Mellon Corp., 2.600%, 08/17/2020	844,462	0.3
250,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	245,785	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

350,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	349,551	0.1
500,000		Bank of Nova Scotia, 1.650%, 06/14/2019	497,200	0.2
450,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	441,771	0.2
650,000	(1)	BNZ International Funding Ltd./London, 2.350%, 03/04/2019	649,286	0.2
250,000	(1)	BPCE SA, 2.750%, 01/11/2023	239,938	0.1
670,000		Canadian Imperial Bank of Commerce, 2.700%, 02/02/2021	663,402	0.2
600,000		Canadian Imperial Bank of Commerce, 3.500%, 09/13/2023	600,788	0.2
507,000		Capital One Financial Corp., 4.750%, 07/15/2021	520,467	0.2
1,000,000		Citibank NA, 3.400%, 07/23/2021	1,001,585	0.3
592,000		Citigroup, Inc., 2.500%, 07/29/2019	590,069	0.2
630,000		Comerica, Inc., 2.125%, 05/23/2019	627,201	0.2
460,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	455,966	0.2
625,000		Compass Bank, 3.500%, 06/11/2021	623,595	0.2
500,000		Cooperatieve Rabobank UA, 4.500%, 01/11/2021	511,901	0.2
720,000		Credit Suisse AG, 5.300%, 08/13/2019	729,143	0.2
950,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	940,955	0.3
425,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	415,419	0.1
260,000	(1),(2)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	255,210	0.1
490,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/2019	484,912	0.2
495,000		Fifth Third Bank/Cincinnati OH, 3.350%, 07/26/2021	496,266	0.2
450,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	434,455	0.1
1,935,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	1,923,182	0.7
445,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	450,276	0.2
1,310,000		HSBC Holdings PLC, 3.400%, 03/08/2021	1,306,530	0.5
240,000	(3)	HSBC Holdings PLC, 3.950%, 05/18/2024	238,832	0.1
134,000		HSBC USA, Inc., 5.000%, 09/27/2020	136,851	0.0
615,000		Huntington National Bank/The, 3.250%, 05/14/2021	613,801	0.2
900,000	(1)	ING Bank NV, 2.700%, 08/17/2020	891,124	0.3
450,000		Intercontinental Exchange, Inc., 3.450%, 09/21/2023	451,458	0.2
760,000		JPMorgan Chase & Co., 1.850%, 03/22/2019	757,841	0.3
1,540,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	1,518,695	0.5
280,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	276,061	0.1
470,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	466,287	0.2
450,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/2019	449,432	0.2
465,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	482,366	0.2
705,000	(1)	Metropolitan Life Global Funding I, 1.550%, 09/13/2019	698,015	0.2
840,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	811,168	0.3
320,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	314,022	0.1
860,000		Morgan Stanley, 2.750%, 05/19/2022	837,038	0.3
1,566,000		Morgan Stanley, 5.500%, 07/28/2021	1,640,873	0.6
730,000		National Australia Bank Ltd./New York, 2.250%, 01/10/2020	723,839	0.2
480,000		National Australia Bank Ltd./New York, 3.700%, 11/04/2021	485,259	0.2
550,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/2019	542,819	0.2
330,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	326,662	0.1
345,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	351,077	0.1
540,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	530,402	0.2
600,000		Royal Bank of Canada, 2.125%, 03/02/2020	593,837	0.2
225,000		Royal Bank of Canada, 3.068%, (US0003M + 0.660%), 10/05/2023	221,589	0.1
1,386,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	1,415,245	0.5
184,000		Santander UK PLC, 2.500%, 03/14/2019	183,801	0.1
320,000		Santander Holdings USA, Inc., 4.450%, 12/03/2021	325,745	0.1
626,000	(1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	620,057	0.2
710,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/2020	702,655	0.2
610,000	(1)	Standard Chartered PLC, 2.100%, 08/19/2019	604,745	0.2
330,000	(3)	State Street Corp., 3.776%, 12/03/2024	331,610	0.1
730,000		Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	724,659	0.2
594,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	587,912	0.2
913,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/2020	902,357	0.3

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

395,000	(3)	SunTrust Bank/Atlanta GA, 3.502%, 08/02/2022	394,038	0.1
825,000		Svenska Handelsbanken AB, 3.350%, 05/24/2021	824,801	0.3
525,000	(1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	514,426	0.2
800,000		Toronto-Dominion Bank/The, 2.125%, 07/02/2019	797,065	0.3
460,000		Toronto-Dominion Bank/The, 3.250%, 06/11/2021	462,028	0.2
1,063,000	(1)	UBS AG/London, 2.200%, 06/08/2020	1,046,569	0.4
860,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	850,965	0.3
526,000		US Bank NA/Cincinnati OH, 2.125%, 10/28/2019	522,354	0.2
340,000		US Bank NA/Cincinnati OH, 2.936%, (US0003M + 0.290%), 05/21/2021	338,874	0.1
438,000	(1)	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/2019	436,113	0.1
1,404,000		Wells Fargo & Co., 2.100%, 07/26/2021	1,360,613	0.5
1,330,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	1,318,139	0.5
880,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	885,520	0.3
535,000		Westpac Banking Corp., 1.600%, 08/19/2019	530,297	0.2
500,000		Westpac Banking Corp., 2.100%, 05/13/2021	486,551	0.2
			56,128,959	19.5

		Industrial: 1.7%
530,000		Amphenol Corp., 2.200%, 04/01/2020	522,246	0.2
724,000		Caterpillar Financial Services Corp., 2.250%, 12/01/2019	718,890	0.2
380,000		Caterpillar Financial Services Corp., 3.650%, 12/07/2023	384,824	0.1
175,000		General Electric Co., 2.200%, 01/09/2020	172,476	0.1
460,000		Rockwell Collins, Inc., 1.950%, 07/15/2019	456,679	0.2
523,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	514,628	0.2
300,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	296,746	0.1
410,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	412,087	0.1
950,000		United Parcel Service, Inc., 2.050%, 04/01/2021	933,671	0.3
500,000		United Technologies Corp., 3.100%, 06/01/2022	489,990	0.2
			4,902,237	1.7

		Technology: 3.7%
240,000		Activision Blizzard, Inc., 2.300%, 09/15/2021	233,876	0.1
670,000		Analog Devices, Inc., 2.950%, 01/12/2021	664,425	0.2
1,221,000		Apple, Inc., 1.900%, 02/07/2020	1,210,452	0.4
1,230,000		Applied Materials, Inc., 2.625%, 10/01/2020	1,220,461	0.4
545,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	538,270	0.2
1,280,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	1,279,419	0.5
380,000		Electronic Arts, Inc., 3.700%, 03/01/2021	382,862	0.1
230,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	230,649	0.1
355,000		HP, Inc., 4.300%, 06/01/2021	361,085	0.1
460,000		IBM Credit LLC, 2.650%, 02/05/2021	454,948	0.2
1,053,000		Intel Corp., 2.450%, 07/29/2020	1,048,337	0.4
490,000		NetApp, Inc., 2.000%, 09/27/2019	484,717	0.2
680,000		NVIDIA Corp., 2.200%, 09/16/2021	665,061	0.2
1,500,000		Oracle Corp., 2.625%, 02/15/2023	1,464,440	0.5
280,000		Texas Instruments, Inc., 2.750%, 03/12/2021	278,386	0.1
			10,517,388	3.7

		Utilities: 4.2%
466,000		Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	459,750	0.2
475,000		Black Hills Corp., 5.875%, 07/15/2020	491,299	0.2
375,000		Consumers Energy Co., 3.375%, 08/15/2023	376,439	0.1
200,000		Dominion Energy, Inc., 1.600%, 08/15/2019	197,806	0.1
720,000		Dominion Energy, Inc., 2.579%, 07/01/2020	708,878	0.2
1,125,000		Duke Energy Corp., 1.800%, 09/01/2021	1,077,444	0.4
290,000		Duke Energy Progress LLC, 3.375%, 09/01/2023	291,457	0.1
310,000		Edison International, 2.125%, 04/15/2020	301,821	0.1
268,000	(1)	Electricite de France SA, 2.350%, 10/13/2020	264,184	0.1
460,000		Eversource Energy, 2.500%, 03/15/2021	452,323	0.1
320,000		Exelon Generation Co. LLC, 2.950%, 01/15/2020	318,531	0.1
470,000		Fortis, Inc./Canada, 2.100%, 10/04/2021	452,121	0.1
550,000		Georgia Power Co., 2.000%, 03/30/2020	541,114	0.2
470,000		Georgia Power Co., 2.000%, 09/08/2020	459,430	0.2
410,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/2019	409,085	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

500,000		NextEra Energy Capital Holdings, Inc., 3.342%, 09/01/2020	501,105	0.2
740,000		Oklahoma Gas & Electric Co., 8.250%, 01/15/2019	741,324	0.3
665,000		Pacific Gas & Electric Co., 4.250%, 05/15/2021	632,216	0.2
524,000		PNM Resources, Inc., 3.250%, 03/09/2021	520,036	0.2
658,000		Public Service Enterprise Group, Inc., 1.600%, 11/15/2019	648,956	0.2
580,000		Sempra Energy, 1.625%, 10/07/2019	572,096	0.2
460,000		Sempra Energy, 2.400%, 02/01/2020	453,882	0.2
369,000		Southern California Edison Co., 2.400%, 02/01/2022	356,064	0.1
330,000		Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	314,877	0.1
610,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	616,180	0.2
			12,158,418	4.2

	Total Corporate Bonds/Notes
	(Cost $136,581,488)		135,230,274	47.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
256,141	(1),(3)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	252,049	0.1
727,303	(3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.607%, 10/25/2046	727,320	0.2
446,820	(1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	452,233	0.1
453,327	(1),(3)	Sequoia Mortgage Trust 2014-4 B3, 3.861%, 11/25/2044	456,915	0.2
752,399	(1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	757,949	0.3
297,342	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.110%, 06/25/2034	304,000	0.1

	Total Collateralized Mortgage Obligations
	(Cost $2,949,402)		2,950,466	1.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
		Federal Home Loan Mortgage Corporation: 0.0%(4)
5		3.375%, 07/01/2024	5	0.0

		Federal National Mortgage Association: 0.0%(4)
44,013		6.500%, 10/01/2022	47,256	0.0
23,608		6.500%, 10/01/2032	25,731	0.0
15,033		7.000%, 10/01/2032	15,148	0.0
			88,135	0.0

	Total U.S. Government Agency Obligations
	(Cost $84,153)		88,140	0.0

FOREIGN GOVERNMENT BONDS: 0.1%
179,000		European Investment Bank, 1.750%, 05/15/2020	176,977	0.1

	Total Foreign Government Bonds
	(Cost $178,474)		176,977	0.1

U.S. TREASURY OBLIGATIONS: 26.1%
		U.S. Treasury Notes: 26.1%
37,092,000		1.500%, 10/31/2019	36,753,536	12.8
19,794,000		2.500%, 12/31/2020	19,791,374	6.9
14,089,000		2.625%, 12/15/2021	14,153,275	4.9
1,759,000		2.625%, 12/31/2023	1,768,255	0.6
2,533,000		2.750%, 09/15/2021	2,550,739	0.9

	Total U.S. Treasury Obligations
	(Cost $74,851,639)		75,017,179	26.1

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.2%
6,925,436	(3),(5)	BANK 2017-BNK5 XA, 1.107%, 06/15/2060	433,830	0.2
968,387	(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	969,504	0.3
1,060,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.707%, 04/12/2038	1,085,020	0.4
500,000	(1)	BXMT 2017-FL1 A Ltd., 3.325%, (US0001M + 0.870%), 06/15/2035	494,624	0.2
964,501		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	992,369	0.3
87,219		COMM 2012-LC4 A4, 3.288%, 12/10/2044	87,251	0.0
1,150,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	1,151,476	0.4
221,106		COMM 2014-CR17 A2, 3.012%, 05/10/2047	220,802	0.1
780,000	(1),(3)	DBUBS 2011-LC1A E, 5.698%, 11/10/2046	802,362	0.3
178,441	(1),(3)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.391%, 06/10/2036	178,806	0.1
218,608	(3)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	223,388	0.1
740,493		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	721,359	0.2
237,391		Ginnie Mae 2014-54 AC, 2.874%, 02/16/2049	236,189	0.1
738,497		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	713,217	0.2
163,612	(3)	Ginnie Mae 2015-21 AF, 2.074%, 07/16/2048	157,557	0.1
389,468		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	376,935	0.1
453,274		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	431,595	0.1
200,379		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	195,434	0.1
621,088		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	597,162	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

250,683		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	241,062	0.1
379,881		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	367,384	0.1
904,468		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	868,606	0.3
877,484		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	836,182	0.3
31,750		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/2041	31,716	0.0
740,000		GS Mortgage Securities Corp. II 2015-GC30 A2, 2.726%, 05/10/2050	736,446	0.3
760,000	(1),(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.652%, 01/10/2045	793,707	0.3
812,506	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	810,200	0.3
2,710,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.406%, 08/15/2046	2,818,518	1.0
910,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	895,685	0.3
445,777		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	444,944	0.2
660,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	664,274	0.2
1,210,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	1,252,312	0.4
750,000	(3)	TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.481%, 08/15/2039	749,478	0.3
1,210,000	(1)	TPG Real Estate Finance 2018-FL-1 D Issuer LTD., 5.155%, (US0001M + 2.700%), 02/15/2035	1,183,786	0.4
670,000		Wells Fargo Commercial Mortgage Trust 2015-NXS1 A2, 2.632%, 05/15/2048	666,821	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $23,964,813)		23,430,001	8.2

ASSET-BACKED SECURITIES: 16.9%
		Automobile Asset-Backed Securities: 5.5%
600,000		Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	602,568	0.2
750,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	739,129	0.3
750,000		CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	739,990	0.3
650,000		Carmax Auto Owner Trust 2018-4 A4, 3.480%, 02/15/2024	663,384	0.2
650,000		Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	654,555	0.2
300,000		GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	298,366	0.1
650,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	647,976	0.2
400,000		GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	401,616	0.2
950,000		GM Financial Consumer Automobile Receivables Trust 2018-3 A4, 3.160%, 01/16/2024	960,958	0.3
550,000		GM Financial Consumer Automobile Receivables Trust 2018-4 A4, 3.320%, 06/17/2024	555,523	0.2
650,000		Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	658,123	0.2
400,000		Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/2023	393,242	0.1
950,000		Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	931,376	0.3
450,000		Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	451,994	0.2
650,000		Nissan Auto Receivables 2017-C A4 Owner Trust, 2.280%, 02/15/2024	637,337	0.2
500,000		Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	506,484	0.2
550,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	548,639	0.2
1,450,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	1,436,231	0.5
650,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	643,461	0.2
1,200,000	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	1,203,329	0.4
650,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	637,245	0.2
750,000		Toyota Auto Receivables 2018-C A4 Owner Trust, 3.130%, 02/15/2024	755,599	0.3
500,000		Volkswagen Auto Loan Enhanced Trust 2018-1 A4, 3.150%, 07/22/2024	502,423	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

300,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/2022	298,107	0.1
			15,867,655	5.5

		Credit Card Asset-Backed Securities: 1.8%
650,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	644,049	0.2
900,000		American Express Credit Account Master Trust 2018-4 A, 2.990%, 12/15/2023	902,708	0.3
800,000		BA Credit Card Trust 2018-A3 A3, 3.100%, 12/15/2023	805,306	0.3
700,000		Capital One Multi-Asset Execution Trust 2018-A1 A1, 3.010%, 02/15/2024	704,499	0.3
500,000		Discover Card Execution Note Trust 018-A4 A4, 3.110%, 01/16/2024	503,196	0.2
1,550,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	1,550,578	0.5
			5,110,336	1.8

		Home Equity Asset-Backed Securities: 0.0%
7,995		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/2019	7,980	0.0

		Other Asset-Backed Securities: 9.1%
840,000	(1)	Apidos Clo XXV 2016-25A A1R, 3.759%, (US0003M + 1.170%), 10/20/2031	827,017	0.3
700,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.666%, (US0003M + 1.230%), 01/15/2030	682,416	0.2
250,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.795%, (US0003M + 1.350%), 07/18/2029	246,142	0.1
250,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.819%, (US0003M + 1.350%), 07/20/2030	244,972	0.1
580,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.686%, (US0003M + 1.250%), 07/15/2029	575,599	0.2
1,650,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.926%, (US0003M + 1.490%), 01/15/2029	1,650,005	0.6
250,000	(1)	Carbone CLO Ltd 2017-1A A1, 3.609%, (US0003M + 1.140%), 01/20/2031	246,883	0.1
500,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.666%, (US0003M + 1.050%), 05/15/2031	489,607	0.2
1,210,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.769%, (US0003M + 1.300%), 04/20/2031	1,200,678	0.4
620,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.699%, (US0003M + 1.250%), 10/17/2030	611,218	0.2
750,000	(1)	CIFC Funding 2013-2A A1LR, 3.655%, (US0003M + 1.210%), 10/18/2030	739,618	0.2
600,000	(1)	CIFC Funding 2017-4 A1, 3.737%, (US0003M + 1.250%), 10/24/2030	592,801	0.2
600,000	(1)	CIFC Funding 2018-4A A1 Ltd., 3.577%, (US0003M + 1.150%), 10/17/2031	591,691	0.2
600,000	(1)	Clear Creek CLO Ltd. 2015-1A AR, 3.669%, (US0003M + 1.200%), 10/20/2030	595,667	0.2
400,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	393,057	0.1
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.649%, (US0003M + 1.180%), 10/20/2030	248,197	0.1
680,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.646%, (US0003M + 1.210%), 10/15/2030	672,184	0.2
480,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.866%, (US0003M + 1.430%), 10/15/2028	480,000	0.2
250,000	(1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.456%, (US0003M + 1.020%), 04/15/2031	244,578	0.1
1,120,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.786%, (US0003M + 1.350%), 04/15/2028	1,103,272	0.4
480,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.816%, (US0003M + 1.200%), 08/15/2030	474,470	0.2
300,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.719%, (US0003M + 1.250%), 01/20/2030	292,687	0.1
750,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.707%, (US0003M + 1.220%), 07/24/2030	744,769	0.3
500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.636%, (US0003M + 1.200%), 10/15/2030	492,785	0.2
300,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.619%, (US0003M + 1.150%), 11/28/2030	297,732	0.1
463,746	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	461,504	0.2
600,000	(1)	LCM 26A A2 Ltd., 3.719%, (US0003M + 1.250%), 01/20/2031	585,542	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

950,000	(1)	LCM XXIII Ltd. 23A A1, 3.869%, (US0003M + 1.400%), 10/20/2029	948,014	0.3
520,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.789%, (US0003M + 1.320%), 03/17/2030	515,833	0.2
400,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 3.659%, (US0003M + 1.190%), 01/20/2031	393,776	0.1
500,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.786%, (US0003M + 1.350%), 07/15/2029	489,964	0.2
500,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.811%, (US0003M + 1.375%), 07/15/2029	490,571	0.2
400,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.800%, (US0003M + 1.350%), 07/19/2030	391,946	0.1
750,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.026%, (US0003M + 1.410%), 08/15/2029	749,980	0.3
500,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.649%, (US0003M + 1.200%), 10/17/2031	493,983	0.2
700,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.739%, (US0003M + 1.270%), 07/20/2030	692,756	0.2
275,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.819%, (US0003M + 1.350%), 07/20/2030	269,557	0.1
500,000	(1)	TCI-Symphony CLO 2017-1A A Ltd., 3.666%, (US0003M + 1.230%), 07/15/2030	493,785	0.2
400,000	(1)	TCI-Flatiron Clo 2017-1A A Ltd., 3.840%, (US0003M + 1.200%), 11/17/2030	397,094	0.1
600,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.675%, (US0003M + 1.230%), 10/18/2030	592,189	0.2
570,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.699%, (US0003M + 1.230%), 07/20/2030	566,346	0.2
600,000	(1)	THL Credit Wind River 2018-2 A A2Clo Ltd., 3.561%, (US0003M + 1.450%), 07/15/2030	590,628	0.2
800,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	809,430	0.3
250,000	(1)	Venture 34 CLO Ltd. 2018-34A A, 3.720%, (US0003M + 1.230%), 10/15/2031	246,259	0.1
600,000		Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	603,913	0.2
450,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	444,734	0.1
			25,965,849	9.1

		Student Loan Asset-Backed Securities: 0.5%
700,000	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	683,407	0.2
800,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.055%, (US0001M + 1.600%), 10/15/2031	826,209	0.3
			1,509,616	0.5

	Total Asset-Backed Securities
	(Cost $48,753,025)		48,461,436	16.9

	Total Long-Term Investments
	(Cost $287,362,994)		285,354,473	99.3

SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateral(6): 0.2%
777,675		Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $777,802, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $793,359, due 11/15/23-05/15/58)
		(Cost $777,675)	777,675	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
7,127,000	(7) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $7,127,000)	7,127,000	2.5

	Total Short-Term Investments
	(Cost $7,904,675)	7,904,675	2.7

	Total Investments in Securities (Cost $295,267,669)	$293,259,148	102.0
	Liabilities in Excess of Other Assets	(5,710,736)	(2.0)
	Net Assets	$287,548,412	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:

H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 10.0%
168,915		Activision Blizzard, Inc.	7,866,371	0.2
66,183	(1)	Alphabet, Inc. - Class A	69,158,588	1.5
68,106	(1)	Alphabet, Inc. - Class C	70,531,255	1.5
1,611,116		AT&T, Inc.	45,981,251	1.0
74,535		CBS Corp. - Class B	3,258,670	0.1
210,517		CenturyLink, Inc.	3,189,333	0.1
39,020	(1)	Charter Communications, Inc.	11,119,529	0.2
1,005,024		Comcast Corp. – Class A	34,221,067	0.7
34,698	(1)	Discovery Communications, Inc. - Class A	858,428	0.0
79,747	(1)	Discovery Communications, Inc. - Class C	1,840,561	0.0
50,746	(1)	Dish Network Corp. - Class A	1,267,128	0.0
66,882	(1)	Electronic Arts, Inc.	5,277,659	0.1
531,829	(1)	Facebook, Inc.- Class A	69,717,464	1.5
85,083		Interpublic Group of Cos., Inc.	1,755,262	0.0
96,535	(1)	Netflix, Inc.	25,838,558	0.6
85,274		News Corp - Class A	967,860	0.0
27,399		News Corp - Class B	316,458	0.0
49,610		Omnicom Group	3,633,436	0.1
25,208	(1)	Take-Two Interactive Software, Inc.	2,594,911	0.1
22,666	(1)	TripAdvisor, Inc.	1,222,604	0.0
233,980		Twenty-First Century Fox, Inc. - Class A	11,259,118	0.2
107,828		Twenty-First Century Fox, Inc. - Class B	5,152,022	0.1
160,091	(1)	Twitter, Inc.	4,601,015	0.1
914,696		Verizon Communications, Inc.	51,424,209	1.1
78,240		Viacom, Inc. - Class B	2,010,768	0.0
329,544		Walt Disney Co.	36,134,500	0.8
			471,198,025	10.0

		Consumer Discretionary: 9.9%
16,136		Advance Auto Parts, Inc.	2,540,775	0.1
90,923	(1)	Amazon.com, Inc.	136,563,618	2.9
5,582	(1)	Autozone, Inc.	4,679,614	0.1
51,826		Best Buy Co., Inc.	2,744,705	0.1
10,256	(1)	Booking Holdings, Inc.	17,665,139	0.4
46,105		BorgWarner, Inc.	1,601,688	0.0
38,655	(1),(2)	Carmax, Inc.	2,424,828	0.1
88,637		Carnival Corp.	4,369,804	0.1
5,413	(1)	Chipotle Mexican Grill, Inc.	2,337,279	0.1
27,474		Darden Restaurants, Inc.	2,743,554	0.1
58,324		Delphi Technologies PLC	3,591,009	0.1
58,194		Dollar General Corp.	6,289,608	0.1
52,679	(1)	Dollar Tree, Inc.	4,757,967	0.1
75,799		D.R. Horton, Inc.	2,627,193	0.1
200,351	(1)	eBay, Inc.	5,623,853	0.1
26,226		Expedia Group, Inc.	2,954,359	0.1
25,434		Foot Locker, Inc.	1,353,089	0.0
864,896		Ford Motor Co.	6,616,454	0.1
47,285		Gap, Inc.	1,218,062	0.0
26,750		Garmin Ltd.	1,693,810	0.0
290,569		General Motors Co.	9,719,533	0.2
32,488		Genuine Parts Co.	3,119,498	0.1
51,581		Goodyear Tire & Rubber Co.	1,052,768	0.0
45,497		H&R Block, Inc.	1,154,259	0.0
79,855		Hanesbrands, Inc.	1,000,583	0.0
36,046		Harley-Davidson, Inc.	1,229,890	0.0
25,764		Hasbro, Inc.	2,093,325	0.0
65,651		Hilton Worldwide Holdings, Inc.	4,713,742	0.1
250,041		Home Depot, Inc.	42,962,045	0.9
36,554		Kohl's Corp.	2,424,992	0.1
50,550		L Brands, Inc.	1,297,618	0.0
28,870		Leggett & Platt, Inc.	1,034,701	0.0
64,759		Lennar Corp. - Class A	2,535,315	0.1
70,440	(1)	LKQ Corp.	1,671,541	0.0
177,749		Lowe's Cos, Inc.	16,416,898	0.4
68,063		Macy's, Inc.	2,026,916	0.0
62,678		Marriott International, Inc.	6,804,324	0.2
76,405	(1),(2)	Mattel, Inc.	763,286	0.0
170,655		McDonald's Corp.	30,303,208	0.7
110,870		MGM Resorts International	2,689,706	0.1
33,257	(1)	Michael Kors Holdings Ltd.	1,261,105	0.0
13,961	(1)	Mohawk Industries, Inc.	1,632,879	0.0
95,068	(2)	Newell Brands, Inc.	1,767,314	0.0
281,816		Nike, Inc.	20,893,838	0.4
25,187		Nordstrom, Inc.	1,173,966	0.0
48,696	(1)	Norwegian Cruise Line Holdings Ltd.	2,064,223	0.0
17,732	(1)	O'Reilly Automotive, Inc.	6,105,660	0.1
57,200		Pulte Group, Inc.	1,486,628	0.0
16,765		PVH Corp.	1,558,307	0.0
12,077		Ralph Lauren Corp.	1,249,486	0.0
82,651		Ross Stores, Inc.	6,876,563	0.2
37,937		Royal Caribbean Cruises Ltd.	3,709,859	0.1
274,629		Starbucks Corp.	17,686,108	0.4
64,152		Tapestry, Inc.	2,165,130	0.1
115,517		Target Corp.	7,634,519	0.2
24,016	(2)	Tiffany & Co.	1,933,528	0.0
273,949		TJX Cos., Inc.	12,256,478	0.3
27,022		Tractor Supply Co.	2,254,716	0.1
12,473	(1)	Ulta Beauty, Inc.	3,053,889	0.1
41,532	(1),(2)	Under Armour, Inc. - Class A	733,870	0.0
42,581	(1)	Under Armour, Inc. - Class C	688,535	0.0
72,029		VF Corp.	5,138,549	0.1
14,125		Whirlpool Corp.	1,509,539	0.0
21,664		Wynn Resorts Ltd.	2,142,786	0.1
69,134		Yum! Brands, Inc.	6,354,797	0.1
			462,742,828	9.9

		Consumer Staples: 7.3%
415,960		Altria Group, Inc.	20,544,264	0.4
124,109		Archer-Daniels-Midland Co.	5,084,746	0.1
36,812		Brown-Forman Corp. - Class B	1,751,515	0.0
42,648	(2)	Campbell Soup Co.	1,406,958	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

54,508		Church & Dwight Co., Inc.	3,584,446	0.1
28,258		Clorox Co.	4,355,688	0.1
848,030		Coca-Cola Co.	40,154,221	0.9
191,997		Colgate-Palmolive Co.	11,427,661	0.2
107,499		Conagra Brands, Inc.	2,296,179	0.0
36,778		Constellation Brands, Inc.	5,914,638	0.1
97,005		Costco Wholesale Corp.	19,760,889	0.4
99,758		Coty, Inc - Class A	654,413	0.0
48,679		Estee Lauder Cos., Inc.	6,333,138	0.1
131,986		General Mills, Inc.	5,139,535	0.1
31,044		Hershey Co.	3,327,296	0.1
60,355		Hormel Foods Corp.	2,575,951	0.1
25,182		JM Smucker Co.	2,354,265	0.1
56,078		Kellogg Co.	3,197,007	0.1
76,660		Kimberly-Clark Corp.	8,734,640	0.2
137,671		Kraft Heinz Co.	5,925,360	0.1
176,652		Kroger Co.	4,857,930	0.1
32,420		Lamb Weston Holdings, Inc.	2,384,815	0.1
26,956		McCormick & Co., Inc.	3,753,353	0.1
41,463		Molson Coors Brewing Co.	2,328,562	0.0
321,833		Mondelez International, Inc.	12,882,975	0.3
88,134	(1)	Monster Beverage Corp.	4,337,955	0.1
312,476		PepsiCo, Inc.	34,522,348	0.7
344,122		Philip Morris International, Inc.	22,973,585	0.5
551,518		Procter & Gamble Co.	50,695,535	1.1
105,859		Sysco Corp.	6,633,125	0.1
65,326		Tyson Foods, Inc.	3,488,408	0.1
177,962		Walgreens Boots Alliance, Inc.	12,160,143	0.3
315,134		Walmart, Inc.	29,354,732	0.6
			344,896,276	7.3

		Energy: 5.3%
111,632		Anadarko Petroleum Corp.	4,893,947	0.1
84,019		Apache Corp.	2,205,499	0.1
113,648		Baker Hughes a GE Co.	2,443,432	0.1
95,449		Cabot Oil & Gas Corp.	2,133,285	0.0
422,984		Chevron Corp.	46,016,429	1.0
21,167		Cimarex Energy Co.	1,304,946	0.0
44,329	(1)	Concho Resources, Inc./Midland TX	4,556,578	0.1
254,848		ConocoPhillips	15,889,773	0.3
103,644		Devon Energy Corp.	2,336,136	0.1
34,144		Diamondback Energy, Inc.	3,165,149	0.1
128,372		EOG Resources, Inc.	11,195,322	0.2
937,229		Exxon Mobil Corp.	63,909,645	1.4
193,929		Halliburton Co.	5,154,633	0.1
24,138		Helmerich & Payne, Inc.	1,157,176	0.0
55,088		Hess Corp.	2,231,064	0.1
35,289		HollyFrontier Corp.	1,803,974	0.0
420,164		Kinder Morgan, Inc.	6,462,122	0.1
184,018		Marathon Oil Corp.	2,638,818	0.1
152,933		Marathon Petroleum Corp.	9,024,576	0.2
84,865		National Oilwell Varco, Inc.	2,181,030	0.1
44,353	(1)	Newfield Exploration Co.	650,215	0.0
106,212		Noble Energy, Inc.	1,992,537	0.0
167,139		Occidental Petroleum Corp.	10,258,992	0.2
91,062		Oneok, Inc.	4,912,795	0.1
93,912		Phillips 66	8,090,519	0.2
37,735		Pioneer Natural Resources Co.	4,962,907	0.1
306,551		Schlumberger Ltd.	11,060,360	0.2
94,187		TechnipFMC PLC	1,844,181	0.0
93,928		Valero Energy Corp.	7,041,782	0.2
267,975		Williams Cos., Inc.	5,908,849	0.1
			247,426,671	5.3

		Financials: 13.3%
11,660		Affiliated Managers Group, Inc.	1,136,150	0.0
168,523		Aflac, Inc.	7,677,908	0.2
195,833		American International Group, Inc.	7,717,779	0.2
76,248		Allstate Corp.	6,300,372	0.1
155,067		American Express Co.	14,780,986	0.3
30,849		Ameriprise Financial, Inc.	3,219,710	0.1
53,315		Aon PLC	7,749,868	0.2
40,655		Arthur J. Gallagher & Co.	2,996,274	0.1
11,539		Assurant, Inc.	1,032,048	0.0
2,020,471		Bank of America Corp.	49,784,405	1.1
201,373		Bank of New York Mellon Corp.	9,478,627	0.2
170,591		BB&T Corp.	7,390,002	0.2
430,647	(1)	Berkshire Hathaway, Inc. – Class B	87,929,504	1.9
26,883		Blackrock, Inc.	10,560,180	0.2
26,254	(1)	Brighthouse Financial, Inc.	800,222	0.0
104,852		Capital One Financial Corp.	7,925,763	0.2
24,838		Cboe Global Markets, Inc.	2,429,902	0.0
266,063		Charles Schwab Corp.	11,049,596	0.2
102,007		Chubb Ltd.	13,177,264	0.3
33,503		Cincinnati Financial Corp.	2,593,802	0.1
540,611		Citigroup, Inc.	28,144,209	0.6
103,581		Citizens Financial Group, Inc.	3,079,463	0.1
79,200		CME Group, Inc.	14,899,104	0.3
35,795		Comerica, Inc.	2,458,759	0.0
74,372		Discover Financial Services	4,386,461	0.1
56,280		E*Trade Financial Corp.	2,469,566	0.1
8,998		Everest Re Group Ltd.	1,959,405	0.0
145,132		Fifth Third Bancorp	3,414,956	0.1
36,255		First Republic Bank	3,150,560	0.1
65,878	(2)	Franklin Resources, Inc.	1,953,942	0.0
76,579		Goldman Sachs Group, Inc.	12,792,522	0.3
79,412		Hartford Financial Services Group, Inc.	3,529,863	0.1
234,989		Huntington Bancshares, Inc.	2,801,069	0.1
126,088		Intercontinental Exchange, Inc.	9,498,209	0.2
91,057		Invesco Ltd.	1,524,294	0.0
62,221		Jefferies Financial Group, Inc.	1,080,157	0.0
736,140		JPMorgan Chase & Co.	71,861,987	1.5

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

229,012		Keycorp	3,384,797	0.1
47,285		Lincoln National Corp.	2,426,193	0.0
61,206		Loews Corp.	2,786,097	0.1
31,071		M&T Bank Corp.	4,447,192	0.1
111,505		Marsh & McLennan Cos., Inc.	8,892,524	0.2
218,454		Metlife, Inc.	8,969,721	0.2
36,900		Moody's Corp.	5,167,476	0.1
289,398		Morgan Stanley	11,474,631	0.2
19,488		MSCI, Inc. - Class A	2,873,116	0.1
25,406		Nasdaq, Inc.	2,072,367	0.0
49,010		Northern Trust Corp.	4,096,746	0.1
83,555		People's United Financial, Inc.	1,205,699	0.0
102,145		PNC Financial Services Group, Inc.	11,941,772	0.3
58,272		Principal Financial Group, Inc.	2,573,874	0.1
129,080		Progressive Corp.	7,787,396	0.2
91,425		Prudential Financial, Inc.	7,455,709	0.2
28,547		Raymond James Financial, Inc.	2,124,182	0.0
228,866		Regions Financial Corp.	3,062,227	0.1
55,541		S&P Global, Inc.	9,438,638	0.2
84,017		State Street Corp.	5,298,952	0.1
99,457		SunTrust Banks, Inc.	5,016,611	0.1
11,788	(1)	SVB Financial Group	2,238,777	0.0
146,376		Synchrony Financial	3,433,981	0.1
53,273		T. Rowe Price Group, Inc.	4,918,163	0.1
22,716		Torchmark Corp.	1,693,024	0.0
58,637		Travelers Cos., Inc.	7,021,781	0.1
48,424		Unum Group	1,422,697	0.0
336,286		US Bancorp	15,368,270	0.3
937,830		Wells Fargo & Co.	43,215,206	0.9
28,764		Willis Towers Watson PLC	4,368,101	0.1
42,544		Zions Bancorp.	1,733,243	0.0
			622,644,051	13.3

		Health Care: 15.4%
388,796		Abbott Laboratories	28,121,615	0.6
332,985		AbbVie, Inc.	30,697,887	0.6
9,970	(1)	Abiomed, Inc.	3,240,649	0.1
70,565		Agilent Technologies, Inc.	4,760,315	0.1
49,387	(1)	Alexion Pharmaceuticals, Inc.	4,808,318	0.1
16,112	(1)	Align Technology, Inc.	3,374,336	0.1
70,184		Allergan PLC	9,380,793	0.2
34,717		AmerisourceBergen Corp.	2,582,945	0.1
141,060		Amgen, Inc.	27,460,150	0.6
57,255		Anthem, Inc.	15,036,881	0.3
109,553		Baxter International, Inc.	7,210,778	0.2
59,384		Becton Dickinson & Co.	13,380,403	0.3
44,602	(1)	Biogen, Inc.	13,421,634	0.3
306,329	(1)	Boston Scientific Corp.	10,825,667	0.2
361,317		Bristol-Myers Squibb Co.	18,781,258	0.4
65,955		Cardinal Health, Inc.	2,941,593	0.1
154,792	(1)	Celgene Corp.	9,920,619	0.2
45,459	(1)	Centene Corp.	5,241,423	0.1
72,938	(1)	Cerner Corp.	3,824,869	0.1
84,292		Cigna Corp.	16,008,737	0.3
10,878		Cooper Cos., Inc.	2,768,451	0.1
286,273		CVS Health Corp.	18,756,607	0.4
136,539		Danaher Corp.	14,079,902	0.3
27,925	(1)	DaVita, Inc.	1,437,020	0.0
49,265		Dentsply Sirona, Inc.	1,833,151	0.0
46,277	(1)	Edwards Lifesciences Corp.	7,088,248	0.1
208,705		Eli Lilly & Co.	24,151,343	0.5
286,366		Gilead Sciences, Inc.	17,912,193	0.4
59,425		HCA Healthcare, Inc.	7,395,441	0.2
33,745	(1)	Henry Schein, Inc.	2,649,657	0.1
59,637	(1)	Hologic, Inc.	2,451,081	0.0
30,369		Humana, Inc.	8,700,111	0.2
19,089	(1)	Idexx Laboratories, Inc.	3,550,936	0.1
32,541	(1)	Illumina, Inc.	9,760,022	0.2
39,100	(1)	Incyte Corp., Ltd.	2,486,369	0.0
25,280	(1)	Intuitive Surgical, Inc.	12,107,098	0.3
35,073	(1)	IQVIA Holdings, Inc.	4,074,430	0.1
593,704		Johnson & Johnson	76,617,501	1.6
22,336	(1)	Laboratory Corp. of America Holdings	2,822,377	0.1
43,250		McKesson Corp.	4,777,827	0.1
297,307		Medtronic PLC	27,043,045	0.6
575,640		Merck & Co., Inc.	43,984,652	0.9
5,544	(1)	Mettler Toledo International, Inc.	3,135,575	0.1
114,144	(1)	Mylan NV	3,127,546	0.1
38,315	(1)	Nektar Therapeutics	1,259,414	0.0
24,625		PerkinElmer, Inc.	1,934,294	0.0
27,668		Perrigo Co. PLC	1,072,135	0.0
1,279,612		Pfizer, Inc.	55,855,064	1.2
30,122		Quest Diagnostics, Inc.	2,508,259	0.1
17,182	(1)	Regeneron Pharmaceuticals, Inc.	6,417,477	0.1
31,545		Resmed, Inc.	3,592,029	0.1
68,751		Stryker Corp.	10,776,719	0.2
89,117		Thermo Fisher Scientific, Inc.	19,943,493	0.4
212,964		UnitedHealth Group, Inc.	53,053,592	1.1
18,873		Universal Health Services, Inc.	2,199,837	0.0
20,170	(1)	Varian Medical Systems, Inc.	2,285,463	0.0
56,572	(1)	Vertex Pharmaceuticals, Inc.	9,374,546	0.2
16,768	(1)	Waters Corp.	3,163,283	0.1
11,067	(1)	WellCare Health Plans, Inc.	2,612,808	0.1
45,154		Zimmer Biomet Holdings, Inc.	4,683,373	0.1
106,356		Zoetis, Inc.	9,097,692	0.2
			723,560,931	15.4

		Industrials: 9.1%
128,900		3M Co.	24,560,606	0.5
27,295		Alaska Air Group, Inc.	1,660,901	0.0
21,042		Allegion Public Ltd.	1,677,258	0.0
90,743		American Airlines Group, Inc.	2,913,758	0.1
51,383		Ametek, Inc.	3,478,629	0.1
31,853		AO Smith Corp.	1,360,123	0.0
95,207		Arconic, Inc.	1,605,190	0.0
116,912		Boeing Co.	37,704,120	0.8
130,631		Caterpillar, Inc.	16,599,281	0.4
30,439		CH Robinson Worldwide, Inc.	2,559,615	0.1
19,167		Cintas Corp.	3,219,864	0.1
45,587	(1)	Copart, Inc.	2,178,147	0.0
177,581		CSX Corp.	11,033,107	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

32,700		Cummins, Inc.	4,370,028	0.1
71,208		Deere & Co.	10,622,097	0.2
138,114		Delta Air Lines, Inc.	6,891,889	0.2
32,393		Dover Corp.	2,298,283	0.1
95,941		Eaton Corp. PLC	6,587,309	0.1
138,612		Emerson Electric Co.	8,282,067	0.2
26,691		Equifax, Inc.	2,485,733	0.1
38,206		Expeditors International Washington, Inc.	2,601,446	0.1
63,545		Fastenal Co.	3,322,768	0.1
53,667		FedEx Corp.	8,658,097	0.2
28,968		Flowserve Corp.	1,101,363	0.0
31,139		Fluor Corp.	1,002,676	0.0
65,057		Fortive Corp.	4,401,757	0.1
31,303		Fortune Brands Home & Security, Inc.	1,189,201	0.0
61,625		General Dynamics Corp.	9,688,066	0.2
1,925,484		General Electric Co.	14,575,914	0.3
26,046		Harris Corp.	3,507,094	0.1
163,876		Honeywell International, Inc.	21,651,297	0.5
9,509		Huntington Ingalls Industries, Inc.	1,809,658	0.0
79,403	(1)	IHS Markit Ltd.	3,808,962	0.1
67,574		Illinois Tool Works, Inc.	8,560,950	0.2
54,380		Ingersoll-Rand PLC - Class A	4,961,087	0.1
26,467		Jacobs Engineering Group, Inc.	1,547,261	0.0
19,334		JB Hunt Transport Services, Inc.	1,798,835	0.0
204,557		Johnson Controls International plc	6,065,115	0.1
22,512		Kansas City Southern	2,148,770	0.0
17,421		L3 Technologies, Inc.	3,025,331	0.1
54,778		Lockheed Martin Corp.	14,343,071	0.3
67,627		Masco Corp.	1,977,413	0.0
78,582		Nielsen Holdings PLC	1,833,318	0.0
60,289		Norfolk Southern Corp.	9,015,617	0.2
38,434		Northrop Grumman Corp.	9,412,487	0.2
77,354		Paccar, Inc.	4,420,008	0.1
29,298		Parker Hannifin Corp.	4,369,504	0.1
35,355		Pentair PLC	1,335,712	0.0
32,327		Quanta Services, Inc.	973,043	0.0
62,996		Raytheon Co.	9,660,437	0.2
48,139		Republic Services, Inc.	3,470,340	0.1
26,891		Robert Half International, Inc.	1,538,165	0.0
26,716		Rockwell Automation, Inc.	4,020,224	0.1
32,606		Rollins, Inc.	1,177,077	0.0
22,896		Roper Technologies, Inc.	6,102,242	0.1
12,326		Snap-On, Inc.	1,790,844	0.0
112,029		Southwest Airlines Co.	5,207,108	0.1
33,440		Stanley Black & Decker, Inc.	4,004,106	0.1
53,784		Textron, Inc.	2,473,526	0.1
10,743	(1)	TransDigm Group, Inc.	3,653,265	0.1
163,102		Union Pacific Corp.	22,545,589	0.5
50,664	(1)	United Continental Holdings, Inc.	4,242,097	0.1
153,898		United Parcel Service, Inc. - Class B	15,009,672	0.3
17,954	(1)	United Rentals, Inc.	1,840,824	0.0
179,658		United Technologies Corp.	19,129,984	0.4
36,442	(1)	Verisk Analytics, Inc.	3,973,636	0.1
86,829		Waste Management, Inc.	7,726,913	0.2
10,099		WW Grainger, Inc.	2,851,554	0.1
39,783		Xylem, Inc.	2,654,322	0.1
			428,265,751	9.1

		Information Technology: 19.9%
141,111		Accenture PLC	19,898,062	0.4
108,057	(1)	Adobe, Inc.	24,446,816	0.5
194,688	(1)	Advanced Micro Devices, Inc.	3,593,941	0.1
36,053	(1)	Akamai Technologies, Inc.	2,202,117	0.0
10,371		Alliance Data Systems Corp.	1,556,480	0.0
66,704		Amphenol Corp.	5,404,358	0.1
81,942		Analog Devices, Inc.	7,033,082	0.1
18,498	(1)	ANSYS, Inc.	2,644,104	0.1
997,955		Apple, Inc.	157,417,422	3.3
217,603		Applied Materials, Inc.	7,124,322	0.1
11,521	(1)	Arista Networks, Inc.	2,427,475	0.1
48,482	(1)	Autodesk, Inc.	6,235,270	0.1
96,900		Automatic Data Processing, Inc.	12,705,528	0.3
91,524		Broadcom, Inc.	23,272,723	0.5
25,845		Broadridge Financial Solutions, Inc. ADR	2,487,581	0.1
62,457	(1)	Cadence Design Systems, Inc.	2,715,630	0.1
995,262		Cisco Systems, Inc.	43,124,702	0.9
28,340		Citrix Systems, Inc.	2,903,716	0.1
128,178		Cognizant Technology Solutions Corp.	8,136,739	0.2
177,183		Corning, Inc.	5,352,698	0.1
62,008		DXC Technology Co.	3,296,965	0.1
13,421	(1)	F5 Networks, Inc.	2,174,605	0.0
72,495		Fidelity National Information Services, Inc.	7,434,362	0.2
88,209	(1)	Fiserv, Inc.	6,482,479	0.1
19,630	(1)	FleetCor Technologies, Inc.	3,645,684	0.1
30,626		Flir Systems, Inc.	1,333,456	0.0
32,057	(1)	Fortinet, Inc.	2,257,775	0.0
20,121	(1)	Gartner, Inc.	2,572,269	0.1
35,023		Global Payments, Inc.	3,611,922	0.1
315,007		Hewlett Packard Enterprise Co.	4,161,242	0.1
350,295		HP, Inc.	7,167,036	0.2
1,010,324		Intel Corp.	47,414,505	1.0
201,178		International Business Machines Corp.	22,867,903	0.5
57,453		Intuit, Inc.	11,309,623	0.2
7,920	(1)	IPG Photonics Corp.	897,257	0.0
17,111		Jack Henry & Associates, Inc.	2,164,884	0.0
76,406		Juniper Networks, Inc.	2,056,085	0.0
41,491	(1)	Keysight Technologies, Inc.	2,575,761	0.1
33,886		KLA-Tencor Corp.	3,032,458	0.1
34,353		Lam Research Corp.	4,677,848	0.1
201,141		Mastercard, Inc. - Class A	37,945,250	0.8

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

61,333		Maxim Integrated Products	3,118,783	0.1
52,356	(2)	Microchip Technology, Inc.	3,765,444	0.1
247,954	(1)	Micron Technology, Inc.	7,867,580	0.2
1,710,934		Microsoft Corp.	173,779,566	3.7
36,200		Motorola Solutions, Inc.	4,164,448	0.1
55,759		NetApp, Inc.	3,327,140	0.1
135,034		Nvidia Corp.	18,027,039	0.4
564,075		Oracle Corp.	25,467,986	0.5
70,745		Paychex, Inc.	4,609,037	0.1
260,851	(1)	PayPal Holdings, Inc.	21,934,961	0.5
27,650	(1)	Qorvo, Inc.	1,679,185	0.0
268,334		Qualcomm, Inc.	15,270,888	0.3
39,129	(1)	Red Hat, Inc.	6,872,618	0.1
169,347	(1)	Salesforce.com, Inc.	23,195,459	0.5
57,654		Seagate Technology	2,224,868	0.0
39,300		Skyworks Solutions, Inc.	2,633,886	0.1
141,429		Symantec Corp.	2,672,301	0.1
33,042	(1)	Synopsys, Inc.	2,783,458	0.1
75,937		TE Connectivity Ltd.	5,743,115	0.1
212,633		Texas Instruments, Inc.	20,093,819	0.4
37,156		Total System Services, Inc.	3,020,411	0.1
23,549	(1)	VeriSign, Inc.	3,492,081	0.1
388,997		Visa, Inc. - Class A	51,324,264	1.1
64,069		Western Digital Corp.	2,368,631	0.0
98,023		Western Union Co.	1,672,272	0.0
45,891		Xerox Corp.	906,806	0.0
56,016		Xilinx, Inc.	4,770,883	0.1
			936,549,064	19.9

		Materials: 2.7%
48,598		Air Products & Chemicals, Inc.	7,778,110	0.2
23,511	(2)	Albemarle Corp.	1,811,993	0.0
19,195		Avery Dennison Corp.	1,724,287	0.0
75,086		Ball Corp.	3,452,454	0.1
29,610		Celanese Corp.	2,664,012	0.1
51,090		CF Industries Holdings, Inc.	2,222,926	0.0
507,872		DowDuPont, Inc.	27,160,994	0.6
31,001		Eastman Chemical Co.	2,266,483	0.0
56,274		Ecolab, Inc.	8,291,974	0.2
29,809		FMC Corp.	2,204,674	0.0
320,770		Freeport-McMoRan, Inc.	3,307,139	0.1
22,422		International Flavors & Fragrances, Inc.	3,010,602	0.1
89,660		International Paper Co.	3,618,677	0.1
121,986	(1)	Linde Public Ltd.	19,034,695	0.4
69,642		LyondellBasell Industries NV - Class A	5,791,429	0.1
13,882		Martin Marietta Materials, Inc.	2,385,899	0.1
78,504		Mosaic Co.	2,293,102	0.0
117,914		Newmont Mining Corp.	4,085,720	0.1
69,495		Nucor Corp.	3,600,536	0.1
20,919		Packaging Corp. of America	1,745,900	0.0
53,103		PPG Industries, Inc.	5,428,720	0.1
34,738		Sealed Air Corp.	1,210,272	0.0
18,239		Sherwin-Williams Co.	7,176,317	0.2
29,231		Vulcan Materials Co.	2,888,023	0.1
56,128		WestRock Co.	2,119,393	0.0
			127,274,331	2.7

		Real Estate: 2.9%
23,803		Alexandria Real Estate Equities, Inc.	2,743,058	0.1
97,510		American Tower Corp.	15,425,107	0.3
34,455		Apartment Investment & Management Co. - Class A	1,511,885	0.0
30,598		AvalonBay Communities, Inc.	5,325,582	0.1
34,188		Boston Properties, Inc.	3,847,859	0.1
70,178	(1)	CBRE Group, Inc.	2,809,927	0.1
91,835		Crown Castle International Corp.	9,976,036	0.2
45,664		Digital Realty Trust, Inc.	4,865,499	0.1
79,320		Duke Realty Corp.	2,054,388	0.0
17,796		Equinix, Inc.	6,274,158	0.1
81,561		Equity Residential	5,383,842	0.1
14,625		Essex Property Trust, Inc.	3,586,196	0.1
28,006		Extra Space Storage, Inc.	2,533,983	0.1
16,351		Federal Realty Investment Trust	1,930,072	0.0
105,700		HCP, Inc.	2,952,201	0.1
164,269		Host Hotels & Resorts, Inc.	2,738,364	0.1
63,360		Iron Mountain, Inc.	2,053,498	0.0
93,282		Kimco Realty Corp.	1,366,581	0.0
23,418		Macerich Co.	1,013,531	0.0
25,200		Mid-America Apartment Communities, Inc.	2,411,640	0.1
139,358		ProLogis, Inc.	8,183,102	0.2
33,195		Public Storage, Inc.	6,719,000	0.1
65,329		Realty Income Corp.	4,118,340	0.1
37,509		Regency Centers Corp.	2,201,028	0.0
25,086	(1)	SBA Communications Corp.	4,061,173	0.1
68,468		Simon Property Group, Inc.	11,501,939	0.2
18,876		SL Green Realty Corp.	1,492,714	0.0
60,997		UDR, Inc.	2,416,701	0.1
78,911		Ventas, Inc.	4,623,396	0.1
38,332		Vornado Realty Trust	2,377,734	0.1
83,156		Welltower, Inc.	5,771,858	0.1
165,849		Weyerhaeuser Co.	3,625,459	0.1
			137,895,851	2.9

		Utilities: 3.3%
146,611		AES Corp.	2,119,995	0.0
52,229		Alliant Energy Corp.	2,206,675	0.0
54,079		Ameren Corp.	3,527,573	0.1
109,159		American Electric Power Co., Inc.	8,158,544	0.2
39,979		American Water Works Co., Inc.	3,628,894	0.1
110,948		Centerpoint Energy, Inc.	3,132,062	0.1
62,720		CMS Energy Corp.	3,114,048	0.1
68,951		Consolidated Edison, Inc.	5,271,993	0.1
146,168		Dominion Energy, Inc.	10,445,165	0.2
40,272		DTE Energy Co.	4,442,002	0.1
157,808		Duke Energy Corp.	13,618,830	0.3
72,124		Edison International	4,094,479	0.1
40,099		Entergy Corp.	3,451,321	0.1
58,321		Evergy, Inc.	3,310,883	0.1
70,148		Eversource Energy	4,562,426	0.1
214,065		Exelon Corp.	9,654,331	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

107,557	FirstEnergy Corp.	4,038,765	0.1
105,802	NextEra Energy, Inc.	18,390,504	0.4
80,420	NiSource, Inc.	2,038,647	0.0
64,181	NRG Energy, Inc.	2,541,568	0.1
114,818	(1) PG&E Corp.	2,726,928	0.1
24,811	Pinnacle West Capital Corp.	2,113,897	0.0
159,429	PPL Corp.	4,516,624	0.1
111,890	Public Service Enterprise Group, Inc.	5,823,875	0.1
30,479	SCANA Corp.	1,456,287	0.0
60,580	Sempra Energy	6,554,150	0.1
227,763	Southern Co.	10,003,351	0.2
69,847	WEC Energy Group, Inc.	4,837,603	0.1
113,788	Xcel Energy, Inc.	5,606,335	0.1
		155,387,755	3.3

	Total Common Stock
	(Cost $3,177,587,572)	4,657,841,534	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(3): 0.2%
505,997	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $506,079, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $516,202, due 01/08/19-09/09/49)	505,997	0.0
2,413,462	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,413,905, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,461,731, due 01/25/19-10/20/68)	2,413,462	0.0
2,413,462	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,413,865, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,461,731, due 01/25/19-02/01/49)	2,413,462	0.0
2,413,462	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $2,413,859, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,461,731, due 01/03/19-11/20/68)	2,413,462	0.1
2,413,462	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,413,861, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,461,731, due 10/01/25-10/20/48)	2,413,462	0.1
		10,159,845	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
41,853,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $41,853,000)	41,853,000	0.9

	Total Short-Term Investments
	(Cost $52,012,845)	52,012,845	1.1

	Total Investments in Securities (Cost $3,229,600,417)	$4,709,854,379	100.2
	Liabilities in Excess of Other Assets	(10,519,607)	(0.2)
	Net Assets	$4,699,334,772	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 38.4%
		Basic Materials: 1.4%
2,000,000		DowDuPont, Inc., 4.493%, 11/15/2025	2,063,049	0.6
2,200,000	(1)	FMG Resources August 2006 Pty Ltd., 5.125%, 05/15/2024	2,032,250	0.5
1,200,000	(1)	Syngenta Finance NV, 4.441%, 04/24/2023	1,157,521	0.3
			5,252,820	1.4

		Communications: 7.3%
3,150,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/2023	3,079,125	0.8
1,000,000	(1)	CommScope, Inc., 5.500%, 06/15/2024	918,750	0.3
1,909,000		DISH DBS Corp., 5.000%, 03/15/2023	1,596,401	0.4
2,200,000		DISH DBS Corp., 5.875%, 11/15/2024	1,779,250	0.5
1,000,000	(2)	Netflix, Inc., 4.375%, 11/15/2026	910,000	0.2
1,500,000		Netflix, Inc., 4.875%, 04/15/2028	1,372,500	0.4
2,400,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	2,415,000	0.7
2,500,000		Sprint Communications, Inc., 6.000%, 11/15/2022	2,459,575	0.7
500,000		Sprint Corp., 7.125%, 06/15/2024	496,780	0.1
500,000		Sprint Corp., 7.625%, 03/01/2026	495,000	0.1
4,700,000		Sprint Corp., 7.875%, 09/15/2023	4,835,125	1.3
1,000,000	(1)	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 5.152%, 09/20/2029	985,000	0.3
4,000,000	(1)	Univision Communications, Inc., 5.125%, 05/15/2023	3,600,000	1.0
2,000,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	1,902,500	0.5
			26,845,006	7.3

		Consumer, Cyclical: 1.9%
1,500,000		Ford Motor Co., 4.346%, 12/08/2026	1,341,147	0.4
1,400,000		General Motors Co., 5.150%, 04/01/2038	1,200,699	0.3
1,000,000	(1)	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/2023	917,500	0.3
1,000,000	(1)	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/2025	890,000	0.2
500,000	(1),(2)	Tesla, Inc., 5.300%, 08/15/2025	436,250	0.1
2,500,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	2,203,125	0.6
			6,988,721	1.9

		Consumer, Non-cyclical: 12.2%
1,300,000		Allergan Funding SCS, 3.800%, 03/15/2025	1,271,367	0.3
2,000,000		BAT Capital Corp., 3.557%, 08/15/2027	1,779,710	0.5
1,000,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	936,250	0.3
2,400,000	(1)	Bausch Health Cos, Inc., 5.875%, 05/15/2023	2,229,000	0.6
1,300,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,137,500	0.3
600,000	(1)	Bausch Health Cos, Inc., 6.500%, 03/15/2022	605,448	0.2
900,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	911,250	0.2
1,250,000	(1)	Bayer US Finance II LLC, 4.250%, 12/15/2025	1,218,950	0.3
8,000,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	7,300,400	2.0
1,500,000	(1)	Cigna Corp., 3.750%, 07/15/2023	1,496,457	0.4
400,000		CVS Health Corp., 4.100%, 03/25/2025	397,029	0.1
600,000		CVS Health Corp., 4.300%, 03/25/2028	588,619	0.2
300,000		CVS Health Corp., 5.050%, 03/25/2048	293,270	0.1
2,000,000	(1)	Endo Finance LLC / Endo Ltd. / Endo Finco, Inc., 6.000%, 07/15/2023	1,535,000	0.4
2,000,000	(1)	Endo Finance LLC, 5.750%, 01/15/2022	1,675,000	0.5
2,000,000		HCA, Inc., 5.875%, 05/01/2023	2,030,000	0.6
2,200,000		HCA, Inc., 7.500%, 02/15/2022	2,343,000	0.6
1,000,000		Kraft Heinz Foods Co., 4.625%, 01/30/2029	991,308	0.3
1,000,000	(1),(2)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/2023	765,000	0.2
4,000,000	(1),(2)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 08/01/2022	3,460,000	0.9
1,400,000		Mylan NV, 3.950%, 06/15/2026	1,280,638	0.3
1,000,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	915,000	0.3

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

500,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	467,500	0.1
3,425,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	3,228,062	0.9
4,000,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	4,025,000	1.1
500,000		United Rentals North America, Inc., 4.875%, 01/15/2028	440,000	0.1
1,500,000		United Rentals North America, Inc., 5.750%, 11/15/2024	1,449,375	0.4
			44,770,133	12.2

		Energy: 6.3%
1,000,000		HighPoint Operating Corp., 7.000%, 10/15/2022	915,000	0.3
2,000,000		HighPoint Operating Corp., 8.750%, 06/15/2025	1,910,000	0.5
1,000,000	(2)	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/2021	837,500	0.2
2,000,000	(2)	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.625%, 01/15/2022	1,620,000	0.5
1,000,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	887,500	0.3
8,800,000	(1)	Chesapeake Energy Corp., 8.000%, 06/15/2027	7,436,000	2.0
1,000,000	(2)	Chesapeake Energy Corp., 7.000%, 10/01/2024	870,000	0.2
1,500,000	(1)	Kinder Morgan, Inc./DE, 5.625%, 11/15/2023	1,588,841	0.4
1,500,000		Weatherford International Ltd. Bermuda, 5.125%, 09/15/2020	1,177,500	0.3
4,339,000	(2)	Weatherford International Ltd., 4.500%, 04/15/2022	2,560,010	0.7
3,000,000	(2)	Weatherford International Ltd., 7.750%, 06/15/2021	2,265,000	0.6
1,600,000	(2)	Weatherford International Ltd., 8.250%, 06/15/2023	972,000	0.3
			23,039,351	6.3

		Financial: 6.3%
1,400,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	1,310,075	0.4
2,000,000	(3)	Bank of America Corp., 6.100%, 12/31/2199	1,972,500	0.5
1,700,000		Capital One Financial Corp., 4.200%, 10/29/2025	1,645,059	0.5
1,500,000		Citigroup, Inc., 4.125%, 07/25/2028	1,410,161	0.4
3,700,000	(3)	Citigroup, Inc., 6.300%, 12/31/2199	3,417,875	0.9
1,000,000		Equinix, Inc., 5.375%, 05/15/2027	980,000	0.3
1,200,000	(3)	Goldman Sachs Group, Inc./The, 3.272%, 09/29/2025	1,125,628	0.3
2,000,000	(3)	HSBC Holdings PLC, 4.292%, 09/12/2026	1,976,777	0.5
1,500,000		Iron Mountain, Inc., 5.750%, 08/15/2024	1,428,750	0.4
2,000,000	(3)	JPMorgan Chase & Co., 5.150%, 12/31/2199	1,895,000	0.5
2,000,000	(3)	JPMorgan Chase & Co., 5.000%, 12/31/2199	1,932,500	0.5
1,500,000	(3)	Morgan Stanley, 5.550%, 12/31/2199	1,457,625	0.4
1,500,000	(3)	Prudential Financial, Inc., 5.700%, 09/15/2048	1,398,750	0.4
1,300,000	(3)	Wells Fargo & Co., 5.900%, 12/31/2199	1,240,200	0.3
			23,190,900	6.3

		Industrial: 1.2%
1,500,000	(1)	BWAY Holding Co., 5.500%, 04/15/2024	1,415,625	0.4
1,700,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	1,532,125	0.4
1,250,000		United Technologies Corp., 3.950%, 08/16/2025	1,242,671	0.3
342,000	(1)	XPO Logistics, Inc., 6.500%, 06/15/2022	340,290	0.1
			4,530,711	1.2

		Technology: 0.6%
1,400,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	1,425,965	0.4
1,000,000	(1)	West Corp., 8.500%, 10/15/2025	795,000	0.2
			2,220,965	0.6

		Utilities: 1.2%
1,000,000		Calpine Corp., 5.375%, 01/15/2023	940,000	0.2
1,160,000		Calpine Corp., 5.500%, 02/01/2024	1,065,750	0.3
2,500,000		Vistra Energy Corp., 7.375%, 11/01/2022	2,587,500	0.7
			4,593,250	1.2

	Total Corporate Bonds/Notes
	(Cost $150,319,082)		141,431,857	38.4

CONVERTIBLE BONDS/NOTES: 1.1%
			Consumer, Non-cyclical: 0.7%
EUR	3,000,000	(1),(2)	Bayer Capital Corp. BV, 5.625%, 11/22/2019	2,635,376	0.7

			Energy: 0.4%
	2,325,000	(2)	Weatherford International Ltd., 5.875%, 07/01/2021	1,480,895	0.4

		Total Convertible Bonds/Notes
		(Cost $5,529,615)		4,116,271	1.1

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

BANK LOANS: 4.5%
	Electric: 0.3%
981,000	Talen Energy Supply LLC Term Loan B2, 6.345%, (US0003M + 4.000%), 04/13/2024	968,328	0.3

	Electronics/Electrical: 0.2%
793,985	MH Sub I, LLC 2017 1st Lien Term Loan, 6.254%, (US0001M + 3.750%), 09/13/2024	759,815	0.2

	Entertainment: 0.5%
1,791,000	Stars Group Holdings B.V. - TL B 1L, 6.303%, (US0003M + 3.500%), 07/10/2025	1,740,148	0.5

	Internet: 0.1%
497,995	Internet Brands TL 2L, 10.038%, (US0003M + 7.750%), 09/15/2025	465,625	0.1

	Leisure Time: 0.7%
2,493,750	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 6.022%, (US0001M + 3.500%), 05/30/2025	2,448,551	0.7

	Machinery - Construction & Mining: 0.2%
676,940	Cortes NP Acquisition Corp. - TL B 1L, 6.707%, (US0003M + 4.000%), 11/30/2023	619,400	0.2

	Media: 0.3%
1,485,057	(4) iHeart Communications, Inc. Term Loan E, 9.802%, (US0003M + 7.500%), 07/30/2019	996,225	0.3

	Pharmaceuticals: 0.2%
994,769	Amneal Pharmaceuticals LLC, 6.063%, (US0003M + 3.500%), 05/04/2025	942,544	0.2

	Retail: 1.1%
4,849,266	Belk, Inc. TL B 1L, 7.365%, (US0003M + 4.750%), 12/12/2022	3,929,118	1.1

	Retailers (Except Food & Drug): 0.3%
1,492,268	PetSmart, Inc., 5.380%, (US0001M + 3.000%), 03/11/2022	1,182,623	0.3

	Software: 0.1%
469,273	Almonde, Inc. - TL B 1L, 6.303%, (US0003M + 3.500%), 06/13/2024	439,005	0.1

	Telecommunications: 0.5%
500,000	Securus Technologies Holdings, Inc. - TL 2L, 10.772%, (US0003M + 8.250%), 11/01/2025	483,750	0.1
138,947	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 11/01/2024	134,431	0.0
560,000	Securus Technologies Holdings, Inc., 7.022%, (US0003M + 4.500%), 11/01/2024	541,800	0.2
873,065	West Corp. - TL 1L, 6.527%, (US0003M + 4.000%), 10/10/2024	802,674	0.2
		1,962,655	0.5

	Total Bank Loans
	(Cost $17,843,593)	16,454,037	4.5

U.S. TREASURY OBLIGATIONS: 7.2%
	U.S. Treasury Notes: 7.2%
1,000,000	1.000%, 06/30/2019	992,549	0.3
8,000,000	2.250%, 03/31/2020	7,967,883	2.2
5,000,000	2.500%, 05/31/2020	4,995,876	1.3
5,000,000	2.500%, 06/30/2020	4,996,373	1.3
2,500,000	2.750%, 04/30/2023	2,526,351	0.7
2,500,000	2.750%, 05/31/2023	2,527,694	0.7
2,500,000	2.875%, 05/31/2025	2,544,352	0.7

	Total U.S. Treasury Obligations
	(Cost $26,464,454)	26,551,078	7.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 36.7%
		Communication Services: 1.9%
40,000		BCE, Inc.	1,580,135	0.4
95,000		Verizon Communications, Inc.	5,340,900	1.5
			6,921,035	1.9

		Consumer Discretionary: 2.0%
40,000		Daimler AG	2,108,599	0.6
228,904		Ford Motor Co.	1,751,115	0.5
50,000		Target Corp.	3,304,500	0.9
			7,164,214	2.0

		Consumer Staples: 3.9%
31,000	(2)	Anheuser-Busch InBev NV ADR	2,040,110	0.6
50,000		Coca-Cola Co.	2,367,500	0.6
40,000		PepsiCo, Inc.	4,419,200	1.2
27,000		Philip Morris International, Inc.	1,802,520	0.5
40,000		Procter & Gamble Co.	3,676,800	1.0
			14,306,130	3.9

		Energy: 5.1%
20,000		Anadarko Petroleum Corp.	876,800	0.2
60,000		Baker Hughes a GE Co.	1,290,000	0.4
50,000		BP PLC ADR	1,896,000	0.5
25,000		Chevron Corp.	2,719,750	0.7

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

34,500		Exxon Mobil Corp.	2,352,555	0.6
25,000		Occidental Petroleum Corp.	1,534,500	0.4
75,000		Royal Dutch Shell PLC - Class A ADR	4,370,250	1.2
16,000		Schlumberger Ltd.	577,280	0.2
30,000		TransCanada Corp.	1,071,000	0.3
100,000		Williams Cos., Inc.	2,205,000	0.6
			18,893,135	5.1

		Financials: 5.3%
100,000		Bank of America Corp.	2,464,000	0.7
800,000		Barclays PLC	1,530,616	0.4
45,000		JPMorgan Chase & Co.	4,392,900	1.2
72,908		Metlife, Inc.	2,993,602	0.8
15,000		Morgan Stanley	594,750	0.1
165,000		Wells Fargo & Co.	7,603,200	2.1
			19,579,068	5.3

		Health Care: 5.4%
65,000		AstraZeneca PLC	4,851,988	1.3
17,000		Johnson & Johnson	2,193,850	0.6
39,000		Medtronic PLC	3,547,440	1.0
60,600		Merck & Co., Inc.	4,630,446	1.2
109,300		Pfizer, Inc.	4,770,945	1.3
			19,994,669	5.4

		Industrials: 1.3%
10,000		3M Co.	1,905,400	0.5
30,323	(2),(5)	Ceva Logistics AG	920,889	0.3
15,000		Cummins, Inc.	2,004,600	0.5
			4,830,889	1.3

		Information Technology: 2.2%
13,000		Analog Devices, Inc.	1,115,790	0.3
11,042		Apple, Inc.	1,741,765	0.5
21,000		Applied Materials, Inc.	687,540	0.2
8,500		International Business Machines Corp.	966,195	0.2
5,000		Lam Research Corp.	680,850	0.2
11,500	(2)	Microchip Technology, Inc.	827,080	0.2
20,400		Microsoft Corp.	2,072,028	0.6
			8,091,248	2.2

		Materials: 2.6%
60,000		BASF SE	4,179,224	1.1
29,700		DowDuPont, Inc.	1,588,356	0.4
80,000	(2)	Rio Tinto PLC ADR	3,878,400	1.1
			9,645,980	2.6

		Real Estate: 0.6%
130,000		Host Hotels & Resorts, Inc.	2,167,100	0.6

		Utilities: 6.4%
88,048		Dominion Energy, Inc.	6,291,910	1.7
42,965		Duke Energy Corp.	3,707,880	1.0
52,000		Sempra Energy	5,625,880	1.5
149,000		Southern Co.	6,544,080	1.8
28,000		Xcel Energy, Inc.	1,379,560	0.4
			23,549,310	6.4

	Total Common Stock
	(Cost $124,582,259)		135,142,778	36.7

PREFERRED STOCK: 0.3%
		Financials: 0.3%
50	(5),(6)	Fannie Mae	1,062,500	0.3

	Total Preferred Stock
	(Cost $4,100,000)		1,062,500	0.3

Principal Amount†			Value	Percentage of Net Assets
EQUITY-LINKED SECURITIES: 9.5%
		Basic Materials: 0.9%
62,000		UBS AG into DowDuPont, Inc., 6.500%, 08/19/2019	3,389,924	0.9

		Communication Services: 1.0%
650	(1)	Royal Bank of Canada into Alphabet, Inc. - Class A., 6.000%, 08/12/2019	687,525	0.2
90,000		Royal Bank of Canada into Comcast Corp., 7.000%, 10/18/2020	3,014,955	0.8
			3,702,480	1.0

		Consumer Discretionary: 1.5%
105,000	(7)	Merrill Lynch International into General Motors Co., 8.000%, 02/04/2019	3,528,452	1.0
30,000		Wells Fargo Bank, N.A. into Target Corp., 8.000%, 02/05/2019	1,987,380	0.5
			5,515,832	1.5

		Consumer, Cyclical: 0.4%
175,000		Wells Fargo Bank, N.A. into Ford Motor Co., 8.500%, 06/19/2019	1,389,010	0.4

		Energy: 0.5%
65,000	(1)	UBS AG into Halliburton Co., 7.000%, 01/25/2019	1,717,092	0.5

		Industrials: 1.2%
33,000	(7)	Deutsche Bank AG into Union Pacific Corp., 6.500%, 02/01/2019	4,534,348	1.2

		Technology: 4.0%
36,000	(1)	Citigroup Global Markets Holding, Inc. into Texas Instruments, Inc., 7.000%, 06/20/2019	3,450,985	0.9
22,000	(1)	Royal Bank of Canada into Apple, Inc., 6.500%, 06/25/2019	3,501,608	1.0
40,000		UBS AG into Microsoft Corp., 6.500%, 08/16/2019	3,974,852	1.1

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

75,000	Wells Fargo Bank, N.A. into Intel Corp., 8.000%, 06/26/2019	3,587,828	1.0
		14,515,273	4.0

	Total Equity-Linked Securities
	(Cost $41,824,283)	34,763,959	9.5

	Total Long-Term Investments
	(Cost $370,663,286)	359,522,480	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.2%
	U.S. Government Agency Obligations: 1.4%
5,365,000	Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019
	(Cost $5,364,679)	5,365,000	1.4

	Securities Lending Collateral(8): 6.4%
5,560,559	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $5,561,580, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,671,770, due 01/25/19-10/20/68)	5,560,559	1.5
5,560,559	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $5,561,488, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $5,671,770, due 01/25/19-02/01/49)	5,560,559	1.5
1,165,463	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $1,165,649, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $1,188,773, due 02/29/24-09/09/49)	1,165,463	0.4
5,560,559	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $5,561,479, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $5,671,770, due 10/01/25-10/20/48)	5,560,559	1.5
5,560,559	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $5,561,586, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,671,859, due 07/15/20-02/15/47)	5,560,559	1.5
		23,407,699	6.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
1,312,278	(9) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $1,312,278)	1,312,278	0.4

	Total Short-Term Investments
	(Cost $30,084,656)	30,084,977	8.2

	Total Investments in Securities (Cost $400,747,942)	$389,607,457	105.9
	Liabilities in Excess of Other Assets	(21,653,838)	(5.9)
	Net Assets	$367,953,619	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	Defaulted security
(5)	Non-income producing security.
(6)	Preferred Stock may be called prior to convertible date.
(7)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of December 31, 2018.

EUR	EU Euro

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Communication Services: 2.1%
14,100		Beasley Broadcast Group, Inc.	52,875	0.0
138,300		Cinemark Holdings, Inc.	4,951,140	0.8
170,646		Entravision Communications Corp.	496,580	0.1
104,949		EW Scripps Co.	1,650,848	0.2
155,500		Gannett Co., Inc.	1,326,415	0.2
56,200	(1)	Gray Television, Inc.	828,388	0.1
73,000	(1)	Liberty Latin America Ltd. - Class A	1,057,040	0.2
3,900	(2)	Nexstar Media Group, Inc.	306,696	0.0
45,400	(1),(2)	Ooma, Inc.	630,152	0.1
36,100	(1)	QuinStreet, Inc.	585,903	0.1
74,900		Sinclair Broadcast Group, Inc.	1,972,866	0.3
24,500		TEGNA, Inc.	266,315	0.0
			14,125,218	2.1

		Consumer Discretionary: 9.3%
158,264		Acushnet Holdings Corp.	3,334,623	0.5
124,400	(1)	American Axle & Manufacturing Holdings, Inc.	1,380,840	0.2
2,400	(1)	America's Car-Mart, Inc.	173,880	0.0
3,400	(1)	Asbury Automotive Group, Inc.	226,644	0.0
93,531		Brunswick Corp.	4,344,515	0.7
40,600		Caleres, Inc.	1,129,898	0.2
38,050		Carter's, Inc.	3,105,641	0.5
14,200	(1),(2)	Conn's, Inc.	267,812	0.1
25,175	(1)	Cooper-Standard Holdings, Inc.	1,563,871	0.2
24,500		Core-Mark Holding Co., Inc.	569,625	0.1
24,700		Dana, Inc.	336,661	0.1
18,000	(1)	Deckers Outdoor Corp.	2,303,100	0.4
30,300		DSW, Inc.	748,410	0.1
27,400	(1)	Express, Inc.	140,014	0.0
6,400	(1)	Five Below, Inc.	654,848	0.1
7,800	(1)	Fossil Group, Inc.	122,694	0.0
10,100		Group 1 Automotive, Inc.	532,472	0.1
118,600	(1)	Groupon, Inc.	379,520	0.1
22,168	(1)	GrubHub, Inc.	1,702,724	0.3
5,000		Hamilton Beach Brands Holding Co.	117,300	0.0
28,400	(1)	Helen of Troy Ltd.	3,725,512	0.6
13,200		Hooker Furniture Corp.	347,688	0.1
31,300	(1)	K12, Inc.	775,927	0.1
48,500		KB Home	926,350	0.1
50,716		LCI Industries	3,387,829	0.5
37,900	(1)	Liberty Expedia Holdings, Inc.	1,482,269	0.2
23,000		Lifetime Brands, Inc.	230,690	0.0
22,895	(1)	Malibu Boats, Inc.	796,746	0.1
10,700		Marriott Vacations Worldwide Corp.	754,457	0.1
8,000	(1)	Modine Manufacturing Co.	86,480	0.0
35,650	(1)	Monarch Casino & Resort, Inc.	1,359,691	0.2
809,450		Office Depot, Inc.	2,088,381	0.3
12,740	(2)	Papa John's International, Inc.	507,179	0.1
36,000	(1),(2)	Party City Holdco, Inc.	359,280	0.1
17,892	(1)	Penn National Gaming, Inc.	336,906	0.1
62,720		Pool Corp.	9,323,328	1.4
9,400	(1),(2)	RH	1,126,308	0.2
30,100		Ruth's Hospitality Group, Inc.	684,173	0.1
72,811	(1)	ServiceMaster Global Holdings, Inc.	2,675,076	0.4
6,200		Signet Jewelers Ltd.	196,974	0.0
2,700	(1)	Stoneridge, Inc.	66,555	0.0
2,275		Strategic Education, Inc.	258,031	0.0
126,000	(1)	Taylor Morrison Home Corp.	2,003,400	0.3
75,200		Tenneco, Inc.	2,059,728	0.3
3,000		Texas Roadhouse, Inc.	179,100	0.0
68,400		Tilly's, Inc.	742,824	0.1
7,500		Tower International, Inc.	178,500	0.0
14,500	(1)	Weight Watchers International, Inc.	558,975	0.1
15,200	(1),(2)	YETI Holdings, Inc.	225,568	0.0
42,100	(1)	Zumiez, Inc.	807,057	0.1
			61,386,074	9.3

		Consumer Staples: 2.8%
173,185	(1)	BJ's Wholesale Club Holdings, Inc.	3,837,780	0.6
36,000	(1)	Central Garden & Pet Co. - A	1,125,000	0.2
110,295		Cott Corp.	1,537,512	0.2
51,200		Dean Foods Co.	195,072	0.0
259,982	(1)	Performance Food Group Co.	8,389,619	1.3
41,200	(1)	Pilgrim's Pride Corp.	639,012	0.1
4,900		Sanderson Farms, Inc.	486,521	0.1
46,120		SpartanNash Co.	792,342	0.1
3,500	(1)	TreeHouse Foods, Inc.	177,485	0.0
15,700		Turning Point Brands, Inc.	427,354	0.1
15,800	(1)	US Foods Holding Corp.	499,912	0.1
2,200	(1)	USANA Health Sciences, Inc.	259,006	0.0
			18,366,615	2.8

		Energy: 2.7%
232,400	(1)	Abraxas Petroleum Corp.	253,316	0.0
10,800		Arch Coal, Inc.	896,292	0.1
48,379		Core Laboratories NV	2,886,291	0.4
10,900		CVR Energy, Inc.	375,832	0.1
89,600		Delek US Holdings, Inc.	2,912,896	0.5
419,200	(1)	Denbury Resources, Inc.	716,832	0.1
37,800	(1)	Exterran Corp.	669,060	0.1
55,250	(1)	FTS International, Inc.	392,828	0.1
37,800	(1)	Matrix Service Co.	678,132	0.1
39,500	(1)	McDermott International, Inc.	258,330	0.0
29,600	(1)	Nine Energy Service, Inc.	667,184	0.1
336,254		Patterson-UTI Energy, Inc.	3,480,229	0.5
29,700		Peabody Energy Corp.	905,256	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

51,600	(1)	Renewable Energy Group, Inc.	1,326,120	0.2
800	(1)	REX American Resources Corp.	54,488	0.0
31,400	(1)	RigNet, Inc.	396,896	0.1
232,900	(1)	W&T Offshore, Inc.	959,548	0.2
			17,829,530	2.7

		Financials: 16.7%
60,200		American Equity Investment Life Holding Co.	1,681,988	0.3
150,979		Associated Banc-Corp.	2,987,874	0.5
70,600	(1)	Bancorp, Inc.	561,976	0.1
101,600		Bank of NT Butterfield & Son Ltd.	3,185,160	0.5
6,200		BankFinancial Corp.	92,690	0.0
117,315		BankUnited, Inc.	3,512,411	0.5
122,950		BGC Partners, Inc.	635,651	0.1
80,700	(1)	Blucora, Inc.	2,149,848	0.3
63,400		BrightSphere Investment Group PLC	677,112	0.1
17,400		OceanFirst Financial Corp.	391,674	0.1
127,353		Cadence BanCorp	2,136,983	0.3
11,900		Cathay General Bancorp.	399,007	0.1
4,400		Central Valley Community Bancorp	83,028	0.0
13,200		Cherry Hill Mortgage Investment Corp.	231,528	0.0
78,200		CNO Financial Group, Inc.	1,163,616	0.2
54,926		Commerce Bancshares, Inc.	3,096,179	0.5
2,347		Community Trust Bancorp, Inc.	92,965	0.0
11,457		Cullen/Frost Bankers, Inc.	1,007,529	0.2
46,122		East West Bancorp, Inc.	2,007,691	0.3
64,339		Eaton Vance Corp.	2,263,446	0.3
17,200	(1)	Enova International, Inc.	334,712	0.1
2,600		Enterprise Financial Services Corp.	97,838	0.0
13,800		Factset Research Systems, Inc.	2,761,794	0.4
15,800		FedNat Holding Co.	314,736	0.0
21,003		Fidelity Southern Corp.	546,498	0.1
26,900		Financial Institutions, Inc.	691,330	0.1
16,700		First American Financial Corp.	745,488	0.1
420,800		First BanCorp. Puerto Rico	3,618,880	0.6
7,000		First Business Financial Services, Inc.	136,570	0.0
8,300		First Community Bancshares, Inc.	261,284	0.0
131,432		First Financial Bancorp.	3,117,567	0.5
139,951		First Hawaiian, Inc.	3,150,297	0.5
258,691		First Horizon National Corp.	3,404,373	0.5
25,470		First Interstate Bancsystem, Inc.	931,183	0.1
52,900		First Merchants Corp.	1,812,883	0.3
43,000		FirstCash, Inc.	3,111,050	0.5
52,752	(1)	Focus Financial Partners, Inc.	1,388,960	0.2
75,200		Fulton Financial Corp.	1,164,096	0.2
75,291		Great Western Bancorp, Inc.	2,352,844	0.4
16,800	(1)	Green Dot Corp.	1,335,936	0.2
56,300		Hancock Whitney Corp.	1,950,795	0.3
49,650		Hanmi Financial Corp.	978,105	0.2
9,000		HCI Group, Inc.	457,290	0.1
5,400		Heritage Insurance Holdings, Inc.	79,488	0.0
13,700	(1)	HomeStreet, Inc.	290,851	0.0
12,100		Houlihan Lokey, Inc.	445,280	0.1
58,658		Iberiabank Corp.	3,770,536	0.6
2,400	(1)	Intl. FCStone, Inc.	87,792	0.0
54,000		Investment Technology Group, Inc.	1,632,960	0.2
40,660		Kinsale Capital Group, Inc.	2,259,070	0.3
75,684		Lazard Ltd.	2,793,496	0.4
4,200		Marlin Business Services Corp.	93,786	0.0
89,800	(1)	MGIC Investment Corp.	939,308	0.1
53,739		Moelis & Co.	1,847,547	0.3
23,419		Morningstar, Inc.	2,572,343	0.4
8,000		National General Holdings Corp.	193,680	0.0
4,513		NBT Bancorp., Inc.	156,105	0.0
5,800		Northeast Bancorp	97,034	0.0
7,200	(1)	Pacific Mercantile Bancorp	51,480	0.0
35,925		PacWest Bancorp	1,195,584	0.2
12,900		PennyMac Financial Services, Inc.	274,254	0.0
63,300		Popular, Inc.	2,989,026	0.5
3,612		Premier Financial Bancorp, Inc.	53,855	0.0
62,599		ProAssurance Corp.	2,539,015	0.4
9,700		Pzena Investment Management, Inc.	83,905	0.0
12,700		Radian Group, Inc.	207,772	0.0
65,900		Redwood Trust, Inc.	993,113	0.2
42,814		RLI Corp.	2,953,738	0.4
5,500		Selective Insurance Group	335,170	0.1
9,100		Shore Bancshares, Inc.	132,314	0.0
4,200		Sierra Bancorp.	100,926	0.0
23,600		Stewart Information Services Corp.	977,040	0.2
2,700		Stifel Financial Corp.	111,834	0.0
163,800		TCF Financial Corp.	3,192,462	0.5
82,800	(1)	Third Point Reinsurance Ltd.	798,192	0.1
2,915		TowneBank/Portsmouth VA	69,814	0.0
6,300		Trico Bancshares	212,877	0.0
10,400	(1)	Tristate Capital Holdings, Inc.	202,384	0.0
116,700		Umpqua Holdings Corp.	1,855,530	0.3
26,100		United Community Banks, Inc./GA	560,106	0.1
6,100		United Fire Group, Inc.	338,245	0.1
4,900		Universal Insurance Holdings, Inc.	185,808	0.0
13,000		Walker & Dunlop, Inc.	562,250	0.1
71,485	(1)	Western Alliance Bancorp.	2,822,943	0.4

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

87,753		Wintrust Financial Corp.	5,834,697	0.9
			109,916,475	16.7

		Health Care: 13.8%
36,000	(1),(2)	Aclaris Therapeutics, Inc.	266,040	0.0
13,800	(1)	Acorda Therapeutics, Inc.	215,004	0.0
33,000	(1)	Addus HomeCare Corp.	2,240,040	0.3
89,900	(1),(2)	Aduro Biotech, Inc.	237,336	0.0
50,200	(1)	Akebia Therapeutics, Inc.	277,606	0.0
37,800	(1)	Allena Pharmaceuticals, Inc.	206,010	0.0
48,800	(1)	AMAG Pharmaceuticals, Inc.	741,272	0.1
19,500	(1)	American Renal Associates Holdings, Inc.	224,640	0.0
84,700	(1),(2)	Amicus Therapeutics, Inc.	811,426	0.1
9,300	(1)	AnaptysBio, Inc.	593,247	0.1
1,300	(1),(2)	Aptinyx, Inc.	21,502	0.0
54,700	(1),(2)	Arrowhead Pharmaceuticals, Inc.	679,374	0.1
1,000	(1)	Arvinas, Inc.	12,850	0.0
15,500	(1)	Assembly Biosciences, Inc.	350,610	0.1
21,700	(1)	Audentes Therapeutics, Inc.	462,644	0.1
42,900	(1),(2)	Axonics Modulation Technologies, Inc.	648,219	0.1
139,300	(1),(2)	Bellicum Pharmaceuticals, Inc.	406,756	0.1
5,700	(1),(2)	Bluebird Bio, Inc.	565,440	0.1
12,300	(1)	Blueprint Medicines Corp.	663,093	0.1
24,700	(1)	Cara Therapeutics, Inc.	321,100	0.0
148,814	(1)	Catalent, Inc.	4,640,020	0.7
177,600	(1)	Catalyst Pharmaceuticals, Inc.	340,992	0.1
54,500	(1),(2)	Coherus Biosciences, Inc.	493,225	0.1
28,000	(1)	Concert Pharmaceuticals, Inc.	351,400	0.1
4,700		Conmed Corp.	301,740	0.0
49,500	(1)	Cross Country Healthcare, Inc.	362,835	0.1
84,700	(1),(2)	Dermira, Inc.	608,993	0.1
49,055	(1),(2)	Dynavax Technologies Corp.	448,853	0.1
113,747		Encompass Health Corp.	7,018,190	1.1
125,900	(1)	Endo International PLC	919,070	0.1
12,900	(1),(2)	Esperion Therapeutics, Inc.	593,400	0.1
18,100	(1)	FibroGen, Inc.	837,668	0.1
8,200	(1)	FONAR Corp.	165,968	0.0
20,600	(1)	Forty Seven, Inc.	323,832	0.1
8,100	(1)	Globus Medical, Inc.	350,568	0.1
12,700	(1)	Gritstone Oncology, Inc.	196,215	0.0
4,500	(1)	Guardant Health, Inc.	169,155	0.0
31,300	(1)	Haemonetics Corp.	3,131,565	0.5
45,895	(1)	HealthEquity, Inc.	2,737,637	0.4
36,900	(1)	Heron Therapeutics, Inc.	957,186	0.1
15,100	(1)	HMS Holdings Corp.	424,763	0.1
32,800	(1),(2)	Homology Medicines, Inc.	733,408	0.1
92,800	(1)	Horizon Pharma PLC	1,813,312	0.3
18,801	(1)	ICU Medical, Inc.	4,317,274	0.7
9,000	(1)	Inogen, Inc.	1,117,530	0.2
38,600	(1),(2)	Insmed, Inc.	506,432	0.1
43,900	(1)	Integer Holdings Corp.	3,347,814	0.5
34,400	(1)	Jounce Therapeutics, Inc.	115,928	0.0
71,700	(1),(2)	Lannett Co., Inc.	355,632	0.1
61,000	(1)	Lantheus Holdings, Inc.	954,650	0.1
10,200	(1)	Loxo Oncology, Inc.	1,428,714	0.2
33,600	(1)	Mallinckrodt PLC - W/I	530,880	0.1
4,600	(1)	Masimo Corp.	493,902	0.1
4,300	(1),(2)	Medicines Co.	82,302	0.0
47,450	(1)	Medidata Solutions, Inc.	3,199,079	0.5
80,700	(1)	Menlo Therapeutics, Inc.	332,484	0.1
28,900	(1),(2)	Mersana Therapeutics, Inc.	117,912	0.0
60,760	(1)	Molina Healthcare, Inc.	7,061,527	1.1
60,073	(1)	OraSure Technologies, Inc.	701,653	0.1
143,956		Owens & Minor, Inc.	911,241	0.1
14,700		Phibro Animal Health Corp.	472,752	0.1
81,519	(1)	Premier, Inc.	3,044,735	0.5
91,887	(1)	Prestige Consumer Healthcare, Inc.	2,837,471	0.4
1,500	(1)	Principia Biopharma, Inc.	41,085	0.0
45,600	(1)	Ra Pharmaceuticals, Inc.	829,920	0.1
4,200	(1)	Radius Health, Inc.	69,258	0.0
44,800	(1)	RadNet, Inc.	455,616	0.1
8,200	(1),(2)	Revance Therapeutics, Inc.	165,066	0.0
21,800	(1),(2)	Rhythm Pharmaceuticals, Inc.	585,984	0.1
8,100	(1)	Sage Therapeutics, Inc.	775,899	0.1
8,200	(1)	Sarepta Therapeutics, Inc.	894,866	0.1
59,600	(1),(2)	Selecta Biosciences, Inc.	158,536	0.0
4,000	(1)	SI-BONE, Inc.	83,560	0.0
14,300	(1),(2)	Spark Therapeutics, Inc.	559,702	0.1
10,200	(1)	Sutro Biopharma, Inc.	92,004	0.0
56,542	(1)	Syneos Health, Inc.	2,224,928	0.3
77,500	(1)	Syros Pharmaceuticals, Inc.	431,675	0.1
112,500	(1)	Tenet Healthcare Corp.	1,928,250	0.3
144,300	(1),(2)	TherapeuticsMD, Inc.	549,783	0.1
83,767	(1)	Tivity Health, Inc.	2,078,259	0.3
54,500	(1)	Triple-S Management Corp.	947,755	0.1
18,200	(1)	Twist Bioscience Corp.	420,238	0.1
21,900	(1),(2)	WaVe Life Sciences Ltd.	920,676	0.1
5,400	(1)	WellCare Health Plans, Inc.	1,274,886	0.2
55,300		West Pharmaceutical Services, Inc.	5,421,059	0.8
16,200	(1)	Xencor, Inc.	585,792	0.1
3,000	(1),(2)	Y-mAbs Therapeutics, Inc.	61,020	0.0
			91,349,933	13.8

		Industrials: 18.7%
24,000		AAR Corp.	896,160	0.1
20,700		ABM Industries, Inc.	664,677	0.1
18,500	(1)	Acacia Research Corp.	55,130	0.0
263,900		ACCO Brands Corp.	1,789,242	0.3
116,917	(1)	Advanced Disposal Services, Inc.	2,798,993	0.4
83,249		Altra Industrial Motion Corp.	2,093,712	0.3

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

70,845		Applied Industrial Technologies, Inc.	3,821,379	0.6
77,600		ArcBest Corp.	2,658,576	0.4
30,700	(1)	Atkore International Group, Inc.	609,088	0.1
4,900		Barnes Group, Inc.	262,738	0.0
37,300		Barrett Business Services, Inc.	2,135,425	0.3
2,800	(1),(2)	Bloom Energy Corp.	27,944	0.0
131,080		Brady Corp.	5,696,737	0.9
168,070	(1)	BrightView Holdings, Inc.	1,715,995	0.3
43,600	(1)	CBIZ, Inc.	858,920	0.1
28,600		Columbus McKinnon Corp.	862,004	0.1
6,500	(1)	Covenant Transportation Group, Inc.	124,800	0.0
7,100		CRA International, Inc.	302,105	0.0
65,622		Douglas Dynamics, Inc.	2,355,174	0.4
34,600		EMCOR Group, Inc.	2,065,274	0.3
8,600		EnerSys	667,446	0.1
19,100	(1)	Engility Holdings, Inc.	543,586	0.1
76,700		Essendant, Inc.	964,886	0.1
23,400		Federal Signal Corp.	465,660	0.1
73,700		Fortune Brands Home & Security, Inc.	2,799,863	0.4
3,200		Forward Air Corp.	175,520	0.0
163,448	(1),(2)	Gates Industrial Corp. PLC	2,164,052	0.3
79,012	(1)	Generac Holdings, Inc.	3,926,896	0.6
74,900		Global Brass & Copper Holdings, Inc.	1,883,735	0.3
7,800		Greenbrier Cos., Inc.	308,412	0.0
14,700		Hawaiian Holdings, Inc.	388,227	0.1
148,400	(1),(2)	HC2 Holdings, Inc.	391,776	0.1
78,456		Herman Miller, Inc.	2,373,294	0.4
47,900		Hillenbrand, Inc.	1,816,847	0.3
2,900		Hurco Cos, Inc.	103,530	0.0
5,800		Hyster-Yale Materials Handling, Inc. - A shares	359,368	0.1
1,760		ICF International, Inc.	114,013	0.0
25,400		Insperity, Inc.	2,371,344	0.4
3,200		Insteel Industries, Inc.	77,696	0.0
11,000		Kadant, Inc.	896,060	0.1
87,883		KAR Auction Services, Inc.	4,193,777	0.6
164,100		KBR, Inc.	2,491,038	0.4
2,700		Kelly Services, Inc.	55,296	0.0
4,200		Kforce, Inc.	129,864	0.0
17,800		Kimball International, Inc.	252,582	0.0
141,309	(2)	Knight-Swift Transportation Holdings, Inc.	3,542,617	0.5
44,000		Knoll, Inc.	725,120	0.1
8,500		Korn/Ferry International	336,090	0.1
38,137		Landstar System, Inc.	3,648,567	0.6
49,018		Lincoln Electric Holdings, Inc.	3,865,069	0.6
77,100		LSC Communications, Inc.	539,700	0.1
8,300	(1)	Masonite International Corp.	372,089	0.1
47,500	(1)	Mastec, Inc.	1,926,600	0.3
164,400	(1)	Meritor, Inc.	2,780,004	0.4
52,800	(1)	Milacron Holdings Corp.	627,792	0.1
4,800		Moog, Inc.	371,904	0.1
100,100	(1)	MRC Global, Inc.	1,224,223	0.2
29,151		MSA Safety, Inc.	2,748,065	0.4
31,200	(1)	NOW, Inc.	363,168	0.1
5,600		Park-Ohio Holdings Corp.	171,864	0.0
127,500	(2)	Quad/Graphics, Inc.	1,570,800	0.2
41,612	(1)	RBC Bearings, Inc.	5,455,333	0.8
5,100		Regal Beloit Corp.	357,255	0.1
5,100		Rush Enterprises, Inc. - Class A	175,848	0.0
14,700		Schneider National, Inc.	274,449	0.0
36,900		Skywest, Inc.	1,640,943	0.3
16,474	(1)	SPX FLOW, Inc.	501,139	0.1
1,900		Standex International Corp.	127,642	0.0
38,450		Steelcase, Inc.	570,213	0.1
28,600	(1)	Sterling Construction Co., Inc.	311,454	0.1
147,409		Toro Co.	8,237,215	1.3
14,200	(1)	Trimas Corp.	387,518	0.1
45,700	(1)	TriNet Group, Inc.	1,917,115	0.3
72,000	(1)	TrueBlue, Inc.	1,602,000	0.2
19,200	(1)	Tutor Perini Corp.	306,624	0.0
8,400		Unifirst Corp.	1,201,788	0.2
54,600		Universal Forest Products, Inc.	1,417,416	0.2
2,800		Universal Logistics Holdings, Inc.	50,652	0.0
28,400	(1)	Upwork, Inc.	514,324	0.1
43,693		US Ecology, Inc.	2,751,785	0.4
78,743		USG Corp.	3,359,176	0.5
57,700	(1)	Vectrus, Inc.	1,245,166	0.2
9,900	(1)	Veritiv Corp.	247,203	0.0
2,100		VSE Corp.	62,811	0.0
104,900		Wabash National Corp.	1,372,092	0.2
86,600	(1)	WageWorks, Inc.	2,352,056	0.4
18,000	(1)	YRC Worldwide, Inc.	56,700	0.0
			123,018,430	18.7

		Information Technology: 13.0%
19,200	(1)	Advanced Energy Industries, Inc.	824,256	0.1
41,500	(1)	Alpha & Omega Co.	422,885	0.1
32,600	(1)	Anaplan, Inc.	865,204	0.1
37,668	(1)	Aspen Technology, Inc.	3,095,556	0.5
39,242		Blackbaud, Inc.	2,468,322	0.4
8,600	(1)	Bottomline Technologies de, Inc.	412,800	0.1
34,934		Cabot Microelectronics Corp.	3,330,957	0.5
8,400	(1)	CACI International, Inc.	1,209,852	0.2
58,000	(1)	Ciena Corp.	1,966,780	0.3
44,600	(1)	Cirrus Logic, Inc.	1,479,828	0.2
269,267	(1)	Cision Ltd.	3,150,424	0.5
44,300		Cohu, Inc.	711,901	0.1
45,900	(1)	Commvault Systems, Inc.	2,712,231	0.4
85,360	(1)	CoreLogic, Inc.	2,852,731	0.4
114,480	(1)	Cornerstone OnDemand, Inc.	5,773,226	0.9
93,631		Cypress Semiconductor Corp.	1,190,986	0.2
20,000	(1),(2)	Elastic NV	1,429,600	0.2
68,700	(1)	Fabrinet	3,524,997	0.5
38,415	(1)	Guidewire Software, Inc.	3,082,035	0.5
30,800	(1),(2)	Ichor Holdings Ltd.	502,040	0.1
184,900	(1)	Immersion Corp.	1,656,704	0.3
25,400	(1)	Imperva, Inc.	1,414,526	0.2
37,500	(1)	Insight Enterprises, Inc.	1,528,125	0.2

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

75,194	(1)	Instructure, Inc.	2,820,527	0.4
102,000		Kemet Corp.	1,789,080	0.3
38,975	(1)	Kimball Electronics, Inc.	603,723	0.1
355,400	(1)	Limelight Networks, Inc.	831,636	0.1
3,700		Littelfuse, Inc.	634,476	0.1
27,700		Mantech International Corp.	1,448,572	0.2
3,100		Maximus, Inc.	201,779	0.0
69,600		Methode Electronics, Inc.	1,620,984	0.3
3,900	(1)	MicroStrategy, Inc.	498,225	0.1
22,300		Perspecta, Inc.	384,006	0.1
24,549		Power Integrations, Inc.	1,496,998	0.2
74,190	(1)	Q2 Holdings, Inc.	3,676,115	0.6
3,900		QAD, Inc.	153,387	0.0
75,093	(1)	Rambus, Inc.	575,963	0.1
10,100	(1)	Rudolph Technologies, Inc.	206,747	0.0
115,223	(1)	SailPoint Technologies Holding, Inc.	2,706,588	0.4
86,000	(1)	Sanmina Corp.	2,069,160	0.3
5,600	(1)	SPS Commerce, Inc.	461,328	0.1
64,800	(1),(2)	SVMK, Inc.	795,096	0.1
23,747	(1)	Tableau Software, Inc.	2,849,640	0.4
44,000	(1)	Tech Data Corp.	3,599,640	0.6
210,400		Travelport Worldwide Ltd.	3,286,448	0.5
15,789	(1)	Tyler Technologies, Inc.	2,933,912	0.4
80,900	(1)	Ultra Clean Holdings, Inc.	685,223	0.1
117,520	(1)	Unisys Corp.	1,366,758	0.2
18,800	(1)	Virtusa Corp.	800,692	0.1
50,000		Vishay Intertechnology, Inc.	900,500	0.1
13,800	(1)	Vishay Precision Group, Inc.	417,174	0.1
			85,420,343	13.0

		Materials: 5.8%
18,400	(1)	AdvanSix, Inc.	447,856	0.1
93,029		Aptargroup, Inc.	8,751,238	1.3
4,316	(1)	Berry Plastics Group, Inc.	205,140	0.0
19,600		Boise Cascade Co.	467,460	0.1
70,200	(1),(2)	Cleveland-Cliffs, Inc.	539,838	0.1
27,700		Commercial Metals Co.	443,754	0.1
45,845	(1)	Crown Holdings, Inc.	1,905,777	0.3
26,800		FutureFuel Corp.	425,048	0.1
134,095	(1)	GCP Applied Technologies, Inc.	3,292,032	0.5
81,400		Louisiana-Pacific Corp.	1,808,708	0.3
21,200	(1)	Omnova Solutions, Inc.	155,396	0.0
222,147	(1)	PQ Group Holdings, Inc.	3,289,997	0.5
25,714		Quaker Chemical Corp.	4,569,635	0.7
30,100	(1),(2)	Ramaco Resources, Inc.	148,995	0.0
7,800		Rayonier Advanced Materials, Inc.	83,070	0.0
20,500	(1)	Ryerson Holding Corp.	129,970	0.0
45,700		Schweitzer-Mauduit International, Inc.	1,144,785	0.2
15,500		Stepan Co.	1,147,000	0.2
62,300		Trinseo SA	2,852,094	0.4
209,081		Valvoline, Inc.	4,045,717	0.6
72,000	(1)	Verso Corp.	1,612,800	0.2
43,300		Warrior Met Coal, Inc.	1,043,963	0.1
			38,510,273	5.8

		Real Estate: 8.3%
17,500		American Assets Trust, Inc.	702,975	0.1
72,600		Americold Realty Trust	1,854,204	0.3
117,700		Armada Hoffler Properties, Inc.	1,654,862	0.3
15,200		Ashford Hospitality Trust, Inc.	60,800	0.0
13,400		Chatham Lodging Trust	236,912	0.0
15,600		Chesapeake Lodging Trust	379,860	0.1
46,600		CoreCivic, Inc.	830,878	0.1
1,400	(2)	CorEnergy Infrastructure Trust, Inc.	46,312	0.0
71,700		CorePoint Lodging, Inc.	878,325	0.1
8,500		Coresite Realty Corp.	741,455	0.1
303,721		Cousins Properties, Inc.	2,399,396	0.4
121,675		CubeSmart	3,490,856	0.5
222,376	(1)	Cushman & Wakefield PLC	3,217,781	0.5
51,700		DiamondRock Hospitality Co.	469,436	0.1
53,072		EastGroup Properties, Inc.	4,868,295	0.7
63,975		First Industrial Realty Trust, Inc.	1,846,318	0.3
116,850		Geo Group, Inc./The	2,301,945	0.3
38,200		Getty Realty Corp.	1,123,462	0.2
72,327		HFF, Inc.	2,398,363	0.4
10,600		Highwoods Properties, Inc.	410,114	0.1
8,100		Hudson Pacific Properties, Inc.	235,386	0.0
14,100	(1)	InfraREIT, Inc.	296,382	0.0
20,100		Jernigan Capital, Inc.	398,382	0.1
29,900	(1)	Marcus & Millichap, Inc.	1,026,467	0.2
141,981		National Retail Properties, Inc.	6,887,498	1.0
57,035		Newmark Group, Inc.	457,421	0.1
159,911		Outfront Media, Inc.	2,897,587	0.4
6,974	(2)	Pebblebrook Hotel Trust	197,434	0.0
32,100		Preferred Apartment Communities, Inc.	451,326	0.1
1,400		PS Business Parks, Inc.	183,400	0.0
40,600		Retail Opportunity Investments Corp.	644,728	0.1
21,500		Rexford Industrial Realty, Inc.	633,605	0.1
230,971		RLJ Lodging Trust	3,787,924	0.6
3,900		Sun Communities, Inc.	396,669	0.1
103,903		Sunstone Hotel Investors, Inc.	1,351,778	0.2
34,900		Tier REIT, Inc.	719,987	0.1
230,933	(1)	Willscot Corp.	2,175,389	0.3
120,900		Xenia Hotels & Resorts, Inc.	2,079,480	0.3
			54,733,392	8.3

		Utilities: 3.0%
68,500	(1)	Atlantic Power Corp.	148,645	0.0
6,600		Clearway Energy, Inc.-Class A	111,672	0.0
101,000		Clearway Energy, Inc.-Class C	1,742,250	0.3
3,500		Consolidated Water Co., Ltd.	40,810	0.0
8,400		Idacorp, Inc.	781,704	0.1
5,100		MGE Energy, Inc.	305,796	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

19,800		New Jersey Resources Corp.	904,266	0.1
82,559		NorthWestern Corp.	4,907,307	0.7
11,800		PNM Resources, Inc.	484,862	0.1
171,204		Portland General Electric Co.	7,849,703	1.2
18,600		Southwest Gas Holdings, Inc.	1,422,900	0.2
111,300	(2)	Spark Energy, Inc.	826,959	0.1
13,944	(1)	Vistra Energy Corp.	319,178	0.1
			19,846,052	3.0

	Total Common Stock
	(Cost $602,935,140)		634,502,335	96.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateral(3): 2.2%
3,491,801	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,492,442, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,561,637, due 01/25/19-10/20/68)	3,491,801	0.5
3,491,801	Citigroup, Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,492,379, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $3,561,637, due 01/25/19-07/15/60)	3,491,801	0.5
646,348	Natwest Markets PLC, Repurchase Agreement dated 12/31/18, 2.90%, due 01/02/19 (Repurchase Amount $646,451, collateralized by various U.S. Government Securities, 0.125%-2.750%, Market Value plus accrued interest $659,275, due 07/15/22-09/09/49)	646,348	0.1
3,491,801	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,492,379, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,561,637, due 10/01/25-10/20/48)	3,491,801	0.5
3,577,568	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $3,578,229, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,649,176, due 07/15/20-02/15/47)	3,577,568	0.6
		14,699,319	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
20,832,950	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $20,832,950)	20,832,950	3.2

	Total Short-Term Investments
	(Cost $35,532,269)	35,532,269	5.4

	Total Investments in Securities (Cost $638,467,409)	$670,034,604	101.6
	Liabilities in Excess of Other Assets	(10,647,661)	(1.6)
	Net Assets	$659,386,943	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Canada: 2.7%
50,350	(1)	Barrick Gold Corp.	681,739	0.5
99,100		Husky Energy, Inc.	1,024,246	0.8
95,893		Wheaton Precious Metals Corp.	1,871,923	1.4
			3,577,908	2.7

		China: 6.7%
10,340	(2)	Baidu, Inc. ADR	1,639,924	1.3
973,000		China Life Insurance Co., Ltd. - H Shares	2,057,646	1.5
184,000		China Mobile Ltd.	1,780,494	1.3
11,144		China Telecom Corp., Ltd. ADR	565,335	0.4
2,726,000		China Telecom Corp., Ltd. - H Shares	1,396,712	1.1
1,368,100		Kunlun Energy Co. Ltd.	1,453,587	1.1
			8,893,698	6.7

		Denmark: 2.5%
1,123		AP Moller - Maersk A/S - Class B	1,412,658	1.1
25,642		Vestas Wind Systems A/S	1,941,065	1.4
			3,353,723	2.5

		France: 7.7%
63,537		AXA S.A.	1,371,251	1.1
41,078		BNP Paribas	1,855,115	1.4
24,898		Cie de Saint-Gobain	826,527	0.6
124,193		Credit Agricole SA	1,336,620	1.0
29,360		Sanofi	2,546,980	1.9
110,391		Veolia Environnement	2,260,723	1.7
			10,197,216	7.7

		Germany: 6.1%
30,327		Bayer AG	2,109,208	1.6
154,231		E.ON AG	1,522,466	1.1
21,590		Merck KGaA	2,222,317	1.7
19,972		Siemens AG	2,228,909	1.7
			8,082,900	6.1

		Hong Kong: 1.5%
186,000		CK Hutchison Holdings Ltd.	1,785,267	1.3
290,200		Value Partners Group Ltd.	201,502	0.2
			1,986,769	1.5

		Indonesia: 0.4%
1,312,500		Matahari Department Store Tbk PT	510,842	0.4

		Ireland: 0.4%
104,786		Bank of Ireland Group PLC	582,792	0.4

		Israel: 1.6%
134,401		Teva Pharmaceutical Industries Ltd. ADR	2,072,463	1.6

		Italy: 2.3%
190,871		ENI S.p.A.	3,015,231	2.3

		Japan: 6.6%
68,100		Mitsui Fudosan Co., Ltd.	1,512,631	1.1
180,400		Panasonic Corp.	1,620,609	1.2
30,100		Seven & I Holdings Co., Ltd.	1,307,999	1.0
30,700		Suntory Beverage & Food Ltd.	1,386,185	1.1
25,200		Taiheiyo Cement Corp.	775,535	0.6
61,540	(1)	Takeda Pharmaceutical Co., Ltd.	2,085,867	1.6
			8,688,826	6.6

		Luxembourg: 2.4%
163,620		SES S.A. - Luxembourg	3,132,691	2.4

		Netherlands: 4.7%
289,086		Aegon NV	1,353,977	1.0
16,864		Akzo Nobel NV	1,358,128	1.0
119,125		Royal Dutch Shell PLC - Class B	3,561,539	2.7
			6,273,644	4.7

		Singapore: 2.3%
1,443,900		Singapore Telecommunications Ltd.	3,107,611	2.3

		South Korea: 3.4%
43,400		KB Financial Group, Inc.	1,810,510	1.4
77,612		Samsung Electronics Co., Ltd.	2,701,807	2.0
			4,512,317	3.4

		Spain: 1.0%
162,342		Telefonica S.A.	1,366,499	1.0

		Sweden: 1.0%
140,262		Getinge AB	1,268,339	1.0

		Switzerland: 3.8%
5,538		Novartis AG	474,298	0.4
10,912		Roche Holding AG	2,709,000	2.0
151,970		UBS Group AG	1,895,559	1.4
			5,078,857	3.8

		Thailand: 1.7%
276,600		Bangkok Bank PCL	1,726,281	1.3
92,400		Bangkok Bank PCL - Foreign Reg	588,129	0.4
			2,314,410	1.7

		United Kingdom: 8.8%
482,898		BP PLC	3,052,730	2.3
273,510		HSBC Holdings PLC (HKD)	2,256,839	1.7
572,200		Kingfisher PLC	1,504,481	1.1
331,668		Man Group PLC	561,947	0.4
330,085		Standard Chartered PLC	2,565,310	2.0
857,575		Vodafone Group PLC	1,667,374	1.3
			11,608,681	8.8

		United States: 30.7%
2,952		Advance Auto Parts, Inc.	464,822	0.4
19,051		Allergan PLC	2,546,357	1.9
17,033		Ally Financial, Inc.	385,968	0.3

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

1,391	(2)	Alphabet, Inc. - Class A	1,453,539	1.1
23,230		AmerisourceBergen Corp.	1,728,312	1.3
56,110		Apache Corp.	1,472,887	1.1
27,060		Capital One Financial Corp.	2,045,465	1.5
28,610		Cardinal Health, Inc.	1,276,006	1.0
15,300	(2)	Celgene Corp.	980,577	0.7
53,690		Citigroup, Inc.	2,795,101	2.1
63,720		Comcast Corp. – Class A	2,169,666	1.6
53,700	(2)	CommScope Holding Co., Inc.	880,143	0.7
202,100		Coty, Inc - Class A	1,325,776	1.0
12,230		Eli Lilly & Co.	1,415,256	1.1
23,500		Exxon Mobil Corp.	1,602,465	1.2
39,750		Gilead Sciences, Inc.	2,486,363	1.9
13,210		JPMorgan Chase & Co.	1,289,560	1.0
32,300		Kellogg Co.	1,841,423	1.4
56,500		Kroger Co.	1,553,750	1.2
118,900	(1),(2)	Mattel, Inc.	1,187,811	0.9
42,870	(2)	Navistar International Corp.	1,112,477	0.8
76,170		Oracle Corp.	3,439,076	2.6
26,740		Perrigo Co. PLC	1,036,175	0.8
17,840		United Parcel Service, Inc. - Class B	1,739,935	1.3
35,600		Walgreens Boots Alliance, Inc.	2,432,548	1.8
			40,661,458	30.7

	Total Common Stock
	(Cost $147,191,178)		130,286,875	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	U.S. Government Agency Obligations: 0.3%
400,000	Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019
	(Cost $399,976)	400,000	0.3

	Securities Lending Collateral(3): 1.7%
248,904	BNP Paribas S.A., Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $248,944, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $253,882, due 01/10/19-09/09/49)	248,904	0.2
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	1,000,000	0.7
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	1,000,000	0.8
		2,248,904	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
189,836	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $189,836)	189,836	0.1

	Total Short-Term Investments
	(Cost $2,838,716)	2,838,740	2.1

	Total Investments in Securities (Cost $150,029,894)	$133,125,615	100.4
	Liabilities in Excess of Other Assets	(564,656)	(0.4)
	Net Assets	$132,560,959	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.5%
		Communications: 1.5%
750,000		Alibaba Group Holding Ltd., 2.500%, 11/28/2019	746,017	0.3
1,000,000		Alibaba Group Holding Ltd., 3.125%, 11/28/2021	989,874	0.4
1,490,000		Comcast Corp., 3.300%, 10/01/2020	1,495,803	0.6
445,000		Comcast Corp., 3.450%, 10/01/2021	449,668	0.2
			3,681,362	1.5

		Consumer, Cyclical: 1.5%
845,000		American Honda Finance Corp., 2.000%, 02/14/2020	835,186	0.4
795,000	(1)	BMW US Capital LLC, 2.150%, 04/06/2020	785,802	0.3
1,400,000	(1)	Daimler Finance North America LLC, 3.100%, 05/04/2020	1,392,430	0.6
460,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	457,930	0.2
			3,471,348	1.5

		Consumer, Non-cyclical: 0.9%
2,000,000		Gilead Sciences, Inc., 2.350%, 02/01/2020	1,986,672	0.8
250,000		GlaxoSmithKline Capital PLC, 3.125%, 05/14/2021	250,460	0.1
			2,237,132	0.9

		Energy: 0.4%
995,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	972,419	0.4

		Financial: 19.0%
1,885,000	(1)	AIA Group Ltd., 3.312%, (US0003M + 0.520%), 09/20/2021	1,878,276	0.8
595,000	(1)	AIG Global Funding, 2.150%, 07/02/2020	586,214	0.3
1,385,000		American Express Credit Corp., 2.200%, 03/03/2020	1,370,241	0.6
585,000	(1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	575,202	0.3
500,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.700%, 11/16/2020	494,697	0.2
3,000,000		Bank of America Corp., 2.625%, 10/19/2020	2,968,768	1.3
1,395,000		Bank of Montreal, 3.100%, 04/13/2021	1,394,705	0.6
135,000		Bank of New York Mellon Corp./The, 2.150%, 02/24/2020	133,823	0.1
1,500,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	1,498,074	0.6
785,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	770,644	0.3
2,665,000		Barclays Bank PLC, 5.125%, 01/08/2020	2,707,192	1.1
1,500,000		BB&T Corp., 2.150%, 02/01/2021	1,468,885	0.6
1,665,000		BNP Paribas SA, 5.000%, 01/15/2021	1,724,930	0.7
545,000		Citibank NA, 2.850%, 02/12/2021	540,221	0.2
250,000		Citibank NA, 3.400%, 07/23/2021	250,396	0.1
1,335,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	1,330,508	0.6
2,000,000	(1)	Danske Bank A/S, 1.650%, 09/06/2019	1,968,213	0.8
1,000,000	(1)	DNB Bank ASA, 2.375%, 06/02/2021	976,359	0.4
1,380,000		Fifth Third Bank/Cincinnati OH, 3.350%, 07/26/2021	1,383,529	0.6
2,610,000		HSBC Holdings PLC, 2.950%, 05/25/2021	2,574,080	1.1
500,000		JPMorgan Chase & Co., 2.400%, 06/07/2021	489,205	0.2
3,685,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,644,299	1.5
1,000,000	(2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	992,101	0.4
800,000		KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	803,029	0.3
1,250,000		Lloyds Bank PLC, 3.300%, 05/07/2021	1,246,581	0.5
1,135,000		Manufacturers & Traders Trust Co., 2.625%, 01/25/2021	1,120,173	0.5
215,000		Mitsubishi UFJ Financial Group, Inc., 3.535%, 07/26/2021	215,690	0.1
1,500,000		National Australia Bank Ltd./New York, 2.500%, 01/12/2021	1,476,686	0.6
1,250,000	(1)	New York Life Global Funding, 2.000%, 04/09/2020	1,235,755	0.5
1,130,000		Santander UK PLC, 2.125%, 11/03/2020	1,103,729	0.5
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/2019	1,977,435	0.8
1,000,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	989,750	0.4
1,230,000		Svenska Handelsbanken AB, 2.450%, 03/30/2021	1,206,185	0.5
255,000		Svenska Handelsbanken AB, 3.350%, 05/24/2021	254,939	0.1
295,000	(1)	UBS AG/London, 2.200%, 06/08/2020	290,440	0.1
1,740,000		Wells Fargo Bank NA, 2.600%, 01/15/2021	1,718,837	0.7
			45,359,791	19.0

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

			Government: 0.1%
	335,000		Chile Government International Bond, 3.240%, 02/06/2028	322,270	0.1

			Industrial: 1.4%
	1,500,000		Caterpillar Financial Services Corp., 3.350%, 12/07/2020	1,506,281	0.6
	370,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	371,101	0.2
	650,000		General Dynamics Corp., 3.000%, 05/11/2021	651,617	0.3
	795,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	786,378	0.3
				3,315,377	1.4

			Technology: 0.8%
	740,000		IBM Credit LLC, 1.800%, 01/20/2021	719,443	0.3
	710,000		IBM Credit LLC, 3.450%, 11/30/2020	713,414	0.3
	360,000		Oracle Corp., 1.900%, 09/15/2021	349,492	0.2
				1,782,349	0.8

			Utilities: 0.9%
	1,280,000		Duke Energy Progress LLC, 2.947%, (US0003M + 0.180%), 09/08/2020	1,275,285	0.6
	785,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	792,953	0.3
				2,068,238	0.9

		Total Corporate Bonds/Notes
		(Cost $63,563,854)		63,210,286	26.5

U.S. TREASURY OBLIGATIONS: 51.8%
			Treasury Inflation Indexed Protected Securities: 51.8%
	5,971,300		0.125%, 07/15/2026	5,610,290	2.4
	7,350,977		0.250%, 01/15/2025	7,041,904	3.0
	1,487,600		0.375%, 07/15/2025	1,435,195	0.6
	15,256,328		0.375%, 01/15/2027	14,501,711	6.1
	11,407,873		0.375%, 07/15/2027	10,830,375	4.5
	8,088,907		0.500%, 01/15/2028	7,725,123	3.2
	1,623,854		0.625%, 04/15/2023	1,597,594	0.7
	1,018,781		0.625%, 01/15/2024	1,003,208	0.4
	6,410,158		0.625%, 01/15/2026	6,243,982	2.6
	1,314,416		0.625%, 02/15/2043	1,155,148	0.5
	6,956,373		0.750%, 07/15/2028	6,814,437	2.9
	3,888,745	(3)	0.750%, 02/15/2042	3,537,711	1.5
	6,239,417		0.750%, 02/15/2045	5,594,077	2.3
	518,567		0.875%, 02/15/2047	477,187	0.2
	3,906,245		1.000%, 02/15/2046	3,712,581	1.6
	7,537,425	(3)	1.000%, 02/15/2048	7,159,279	3.0
	5,745,446		1.375%, 02/15/2044	5,946,092	2.5
	2,334,551	(3)	1.750%, 01/15/2028	2,481,042	1.0
	4,491,273		2.000%, 01/15/2026	4,795,263	2.0
	1,914,487		2.125%, 02/15/2040	2,255,451	0.9
	2,401,922		2.125%, 02/15/2041	2,843,091	1.2
	988,081		2.375%, 01/15/2025	1,068,715	0.5
	3,714,318		2.375%, 01/15/2027	4,102,065	1.7
	3,598,332		2.500%, 01/15/2029	4,099,404	1.7
	1,560,047		3.375%, 04/15/2032	2,004,259	0.8
	3,228,689		3.625%, 04/15/2028	3,965,785	1.7
	4,388,741		3.875%, 04/15/2029	5,591,719	2.3

		Total U.S. Treasury Obligations
		(Cost $127,232,991)		123,592,688	51.8

FOREIGN GOVERNMENT BONDS: 7.0%
EUR	3,187,971		French Republic Government Bond OAT, 1.850%, 07/25/2027	4,452,429	1.9
EUR	605,900	(2),(4)	Hellenic Republic Government Bond, 0.000%, 10/15/2042	2,142	0.0
	190,000		Indonesia Government International Bond, 3.500%, 01/11/2028	176,188	0.1
	2,500,000		Israel Government AID Bond, 5.500%, 04/26/2024	2,844,317	1.2
EUR	1,105,305	(1)	Italy Buoni Poliennali Del Tesoro, 1.250%, 10/27/2020	1,296,544	0.5
EUR	1,325,388	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	1,454,460	0.6
EUR	1,556,174	(1)	Italy Buoni Poliennali Del Tesoro, 1.650%, 04/23/2020	1,822,160	0.8
	340,000		Mexico Government International Bond, 3.750%, 01/11/2028	318,838	0.1
NZD	2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	1,643,964	0.7
NZD	2,494,000		New Zealand Government Inflation Linked Bond, 3.000%, 09/20/2030	2,092,724	0.9
GBP	450,000		United Kingdom Gilt, 1.500%, 07/22/2047	530,924	0.2

		Total Foreign Government Bonds
		(Cost $16,360,141)		16,634,690	7.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.1%
			Federal Home Loan Bank: 3.8%
	3,875,000		1.375%, 09/28/2020	3,796,590	1.6
	5,255,000		2.875%, 09/13/2024	5,286,162	2.2
				9,082,752	3.8

			Federal Home Loan Mortgage Corporation: 4.2%(5)
	9,970,000		2.375%, 01/13/2022	9,936,411	4.2

			Federal National Mortgage Association: 5.1%(5)
	635,000		1.375%, 02/26/2021	619,701	0.2
	4,830,000		1.875%, 09/24/2026	4,501,371	1.9
	7,120,000		2.625%, 09/06/2024	7,100,228	3.0
				12,221,300	5.1

		Total U.S. Government Agency Obligations
		(Cost $31,543,941)		31,240,463	13.1

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Value	Percentage of Net Assets
PURCHASED OPTIONS (6): 0.5%
Total Purchased Options
(Cost $1,106,016)	1,240,319	0.5

Total Long-Term Investments
(Cost $239,806,943)	235,918,446	98.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
2,735,840	(7) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $2,735,840)	2,735,840	1.1

	Total Short-Term Investments
	(Cost $2,735,840)	2,735,840	1.1

	Total Investments in Securities (Cost $242,542,783)	$238,654,286	100.0
	Liabilities in Excess of Other Assets	(95,207)	–
	Net Assets	$238,559,079	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(7)	Rate shown is the 7-day yield as of December 31, 2018.

EUR	EU Euro
GBP	British Pound
NZD	New Zealand Dollar

Reference Rate Abbreviations:

US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 11, 2019